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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Owens Realty Mortgage, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

JOINT PROXY STATEMENT/PROSPECTUS

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

February 15, 2019

To the Stockholders of Ready Capital Corporation and the Stockholders of Owens Realty Mortgage, Inc.:

             The board of directors (the "Ready Capital Board") of Ready Capital Corporation ("Ready Capital") and the board of directors (the "ORM Board") of Owens Realty Mortgage, Inc. ("ORM"), each a Maryland corporation, each have approved an Agreement and Plan of Merger, dated as of November 7, 2018 (the "Merger Agreement"), by and among Ready Capital, ReadyCap Merger Sub, LLC, a Delaware limited liability company ("Merger Sub") and ORM, pursuant to which ORM will merge with and into Merger Sub, with Merger Sub continuing as the surviving company (the "Merger"). Immediately following the Merger, the surviving company will be contributed to Ready Capital's operating partnership subsidiary, Sutherland Partners, L.P., a Delaware limited partnership (the "Ready Capital Operating Partnership"), in exchange for units of limited partnership interests in the Ready Capital Operating Partnership ("Ready Capital OP Units"). As a result of contribution, the surviving company will become a wholly-owned subsidiary of the Ready Capital Operating Partnership. The closing of the Merger will occur as promptly as practicable following satisfaction of all closing conditions set forth in the Merger Agreement, but either Ready Capital or ORM may terminate the Merger Agreement if closing has not occurred by May 7, 2019. Upon completion of the Merger, Ready Capital will continue to operate under the "Ready Capital Corporation" name and its shares of common stock, par value $0.0001 per share ("Ready Capital Common Stock") will continue to trade on the New York Stock Exchange under the symbol "RC".

             Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of ORM ("ORM Common Stock") (other than shares held by Ready Capital, Merger Sub or any wholly-owned subsidiary of Ready Capital, Merger Sub or ORM (such shares, the "Cancelled Shares")), will be converted into the right to receive from Ready Capital 1.441 shares of the Ready Capital Common Stock, subject to adjustment as provided in the Merger Agreement (hereinafter, the "Exchange Ratio"). The Cancelled Shares will be cancelled and retired, and no consideration will be delivered in exchange thereof. Cash will be paid in lieu of fractional shares of Ready Capital Common Stock that would have been received as a result of the Merger.

             The Merger Agreement provides that ORM and Ready Capital will declare and pay an additional dividend in cash on the last business day prior to the closing of the Merger with a record date that is three business days before the payment date for ORM stockholders, and the payment date for Ready Capital stockholders. This additional per share dividend payable by ORM will be an amount up to (i) the per share amount of ORM's then-most recent quarterly dividend, prorated for the number of days between the record date of ORM's last dividend, plus (ii) the quotient, whether positive or negative, of (A) (y) $4,500,000 minus (z) the amount certain transaction expenses incurred by ORM, divided by (B) the number of shares of ORM Common Stock outstanding on the record date, plus (iii) and additional amount (the "ORM Additional Dividend Amount"), if any, necessary so that the aggregate dividend payable is equal to the amount necessary for ORM to maintain its REIT qualification under the Code and avoid the imposition of income tax or excise tax under the Code. The additional per share dividend payable by Ready Capital will be an amount up to (i) the per share amount of Ready Capital's then-most recent quarterly dividend, prorated for the number of days between the record date of Ready Capital's last dividend, plus (ii) any additional per share amount equal to the ORM Additional Dividend Amount, if any, on a per share basis, divided by the Exchange Ratio.

             Based on the number of shares of ORM Common Stock outstanding on the close of business on January 14, 2019, the record date for the Ready Capital special meeting, and a base Exchange Ratio of 1.441, Ready Capital expects approximately 12,223,830 shares of Ready Capital Common Stock will be issued in connection with the Merger. The actual Exchange Ratio will be publicly announced at least five business days before each of the special meetings of stockholders described below.

             Ready Capital and ORM will each hold a special meeting of their respective stockholders. Ready Capital's special meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 on March 21, 2019, at 9:00 a.m., Eastern Time. ORM's special meeting will be held at the offices of Vinson & Elkins L.L.P., 555 Mission Street, Suite 2000, San Francisco, California 94105 on March 21, 2019, at 10:00 a.m., Pacific Time.

             At the Ready Capital special meeting, the Ready Capital stockholders will be asked to (i) consider and vote on a proposal to approve the issuance of shares of Ready Capital Common Stock in the Merger (the "Ready Capital Common Stock Issuance Proposal") and (ii) approve the adjournment of the Ready Capital special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Ready Capital Common Stock Issuance Proposal (the "Ready Capital Adjournment Proposal"). The Ready Capital Board has unanimously (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the issuance of shares of Ready Capital Common Stock (the "Ready Capital Common Stock Issuance"), are in the best interests of Ready Capital and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, (iii) directed that the Ready Capital Common Stock Issuance Proposal be submitted to the holders of Ready Capital Common Stock for consideration at the Ready Capital special meeting and (iv) resolved to recommend, in accordance with and subject to the provisions of the Merger Agreement, that the holders of Ready Capital Common Stock approve the Ready Capital Common Stock Issuance Proposal. The Ready Capital Board unanimously recommends that the Ready Capital stockholders vote "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal. Only those matters included in the notice of the Ready Capital special meeting ("Notice of Special Meeting of Ready Capital") may be considered and voted upon at the Ready Capital special meeting.

             At the ORM special meeting, the ORM stockholders will be asked to (i) consider and vote on a proposal (the "ORM Merger Proposal") to approve the Merger and the other transactions contemplated by the Merger Agreement, (ii) consider and vote on a proposal to terminate the ORM Management Agreement (the "ORM Management Agreement Termination Proposal") and (iii) approve the adjournment of the ORM special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal (the "ORM Adjournment Proposal"). The ORM Board has (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the termination of the ORM Management Agreement, are in the best interests of ORM and its stockholders, (ii) approved the Merger Agreement and declared that the transactions contemplated therein, including the Merger and the termination of the ORM Management Agreement are advisable, (iii) directed that the ORM Merger Proposal and the ORM Management Agreement Termination Proposal be submitted to the holders of ORM Common Stock for consideration at the ORM special meeting and (iv) resolved to recommend, in accordance with and subject to the provisions of the Merger Agreement, that the holders of ORM Common Stock approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal. The ORM Board unanimously recommends (with Mr. Owens abstaining) that the ORM stockholders vote "FOR" the ORM Merger Proposal, "FOR" the ORM Management Agreement Termination Proposal and "FOR" the ORM Adjournment Proposal. Only those matters included in the notice of the ORM special meeting ("Notice of Special Meeting of ORM") may be considered and voted upon at the ORM special meeting.

             This joint proxy statement/prospectus provides detailed information about the special meetings of Ready Capital and ORM, the Merger Agreement, the Merger and other related matters. A copy of the Merger Agreement is included as Annex A to this joint proxy statement/prospectus. We encourage you to read this joint proxy statement/prospectus, the Merger Agreement and the other annexes to this joint proxy statement/prospectus carefully and in their entirety. In particular, you should carefully consider the discussion in the section of this joint proxy statement/prospectus entitled "Risk Factors" beginning on page 38. You may also obtain more information about each company from the documents they file with the Securities and Exchange Commission (the "SEC").

             Whether or not you plan to attend the Ready Capital special meeting or the ORM special meeting, as applicable, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or authorize a proxy to vote your shares through the Internet or by telephone. You may also authorize a proxy to vote your shares over the Internet using the Internet address on the enclosed proxy card or by telephone using the toll-free number on the enclosed proxy card. If you authorize a proxy to vote your shares through the Internet or by telephone, you will be asked to provide the company number and control number from the enclosed proxy card. If you attend a special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

             Your vote is very important, regardless of the number of shares of stock you own. Whether or not you plan to attend the Ready Capital special meeting or the ORM special meeting, as applicable, please authorize a proxy to vote your shares of stock as promptly as possible to make sure that your shares of stock are represented at the applicable special meeting. Please note that the failure to vote, or authorize a proxy to vote, your shares of stock of ORM is the equivalent of a vote against the ORM Merger Proposal and the ORM Management Agreement Termination Proposal.

             Thank you in advance for your continued support.

Sincerely,

Thomas E. Capasse Chairman and Chief Executive Officer Ready Capital Corporation	Bryan H. Draper Chief Executive Officer and President Owens Realty Mortgage, Inc.

             Neither the SEC nor any state securities regulatory agency has approved or disapproved of the securities to be issued in connection with the Merger or passed upon the adequacy or accuracy of this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.

             This joint proxy statement/prospectus is dated February 15, 2019, and is first being mailed to the stockholders of Ready Capital and the stockholders of ORM on or about February 20, 2019 and February 19, 2019, respectively.

1140 Avenue of the Americas,
7th Floor
New York, NY 10036

NOTICE OF SPECIAL MEETING OF READY CAPITAL STOCKHOLDERS
TO BE HELD ON MARCH 21, 2019

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Ready Capital Corporation, a Maryland corporation ("Ready Capital"), will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 on March 21, 2019 at 9:00 a.m., Eastern Time, for the following purposes:

  1.
  to consider and vote on a proposal to approve the issuance of shares of common stock, par value $0.0001 per share, of Ready Capital ("Ready Capital Common Stock") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 7, 2018, by and among Ready Capital, ReadyCap Merger Sub, LLC, a Delaware limited liability company, and Owens Realty Mortgage, Inc., a Maryland corporation, as it may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice (the "Ready Capital Common Stock Issuance Proposal"); and

  2.
  to consider and vote on a proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the Ready Capital Common Stock Issuance Proposal (the "Ready Capital Adjournment Proposal").

        Ready Capital will transact no other business at the Ready Capital special meeting or any postponement or adjournment thereof. Please refer to the attached joint proxy statement/prospectus for further information with respect to the business to be transacted at the Ready Capital special meeting. The board of directors of Ready Capital (the "Ready Capital Board") has fixed the close of business on January 14, 2019 as the record date for the determination of Ready Capital stockholders entitled to notice of, and to vote at, the Ready Capital special meeting or any postponement or adjournment thereof. Accordingly, only stockholders at the close of business on that date are entitled to notice of, and to vote at, the Ready Capital special meeting and any postponement or adjournment thereof.

        The Ready Capital Board has unanimously (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the issuance of shares of Ready Capital Common Stock (the "Ready Capital Common Stock Issuance"), are in the best interests of Ready Capital and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, (iii) directed that the Ready Capital Common Stock Issuance Proposal be submitted to the holders of Ready Capital Common Stock for consideration at the Ready Capital special meeting and (iv) resolved to recommend, in accordance with and subject to the provisions of the Merger Agreement, that the holders of Ready Capital Common Stock approve the Ready Capital Common Stock Issuance Proposal. The Ready Capital Board unanimously recommends that the Ready Capital stockholders vote "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal.

        Your vote is very important, regardless of the number of shares of Ready Capital Common Stock you own. Whether or not you plan to attend the Ready Capital special meeting, please authorize a proxy to vote your shares as promptly as possible to make sure that your shares are represented at the Ready Capital special meeting. Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal. Even if you plan to attend the Ready Capital special meeting in person, we urge you to authorize a proxy as promptly as possible by (1) accessing the Internet website specified on your proxy card, (2) calling the toll-free number specified on your proxy card or (3) completing, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope prior to the Ready Capital special meeting to ensure that your shares will be represented and voted at the Ready Capital special meeting. If you hold your shares of Ready Capital Common Stock in "street name," which means through a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder.

        Please note that if you hold shares of stock in different accounts, it is important that you vote or authorize a proxy to vote the shares of stock represented by each account. If you attend the Ready Capital special meeting, you may revoke your proxy and vote in person, even if you have previously returned your proxy card or authorized a proxy to vote your shares through the Internet or by telephone. If your shares of Ready Capital Common Stock are held by a bank, broker or other nominee, and you plan to attend the Ready Capital special meeting in person, please bring to the special meeting your statement evidencing your beneficial ownership of your shares of Ready Capital Common Stock and if you intend to vote in person at the Ready Capital special meeting, a valid legal proxy from your bank, broker or other nominee. Please carefully review the instructions in the enclosed joint proxy statement/prospectus and the enclosed proxy card or the information forwarded by your bank, broker or other nominee regarding each of these options.

        This notice and the enclosed proxy statement/prospectus are first being mailed to Ready Capital stockholders on or about February 20, 2019.

By Order of the Board of Directors,
Frederick C. Herbst Secretary
New York, New York February 15, 2019

2221 Olympic Boulevard
Walnut Creek, California 94595

NOTICE OF SPECIAL MEETING OF ORM STOCKHOLDERS
TO BE HELD ON MARCH 21, 2019

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Owens Realty Mortgage, Inc., a Maryland corporation ("ORM"), will be held at the offices of Vinson & Elkins L.L.P., 555 Mission Street, Suite 2000, San Francisco, California 94105 on March 21, 2019 at 10:00 a.m., Pacific Time, for the following purposes:

  1.
  to consider and vote on a proposal (the "ORM Merger Proposal") to approve the merger of ORM with and into ReadyCap Merger Sub, LLC, a Delaware limited liability company ("Merger Sub"), with Merger Sub continuing as the surviving entity, and the other transactions contemplated by that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 7, 2018, among Ready Capital Corporation, a Maryland corporation, Merger Sub and ORM, as it may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice;

  2.
  to consider and vote on a proposal to terminate that certain management agreement (the "ORM Management Agreement") between ORM and Owens Financial Group, Inc. (the "ORM Manager"), dated as of May 20, 2013, as amended on April 1, 2018 (the "ORM Management Agreement Termination Proposal"); and

  3.
  to consider and vote on a proposal to approve the adjournment of the ORM special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal (the "ORM Adjournment Proposal").

        ORM will transact no other business at the ORM special meeting or any postponement or adjournment thereof. These items of business are described in the enclosed joint proxy statement/prospectus. The ORM board of directors (the "ORM Board") has designated the close of business on January 14, 2019 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the ORM special meeting and any postponement or adjournment of the ORM special meeting. Accordingly, only ORM stockholders at the close of business on the record date are entitled to notice of, and to vote at, the ORM special meeting and at any postponement or adjournment of the ORM special meeting.

        The ORM Board, acting upon the unanimous recommendation of a special committee of independent directors of ORM formed for the purpose of, among other things, evaluating and making a recommendation to the ORM Board with respect to the Merger Agreement and the transactions contemplated therein, has (i) determined that the Merger Agreement and the transactions contemplated therein, including the merger of ORM with and into Merger Sub, are in the best interests of ORM and its stockholders, (ii) approved the Merger Agreement and declared that the transactions contemplated therein, including the Merger and the termination of the ORM Management Agreement, are advisable, (iii) directed that the Merger and the other transactions contemplated by the Merger Agreement, including the termination of the ORM Management Agreement, be submitted to the ORM stockholders for consideration at the ORM special meeting and (iv) recommended that the ORM stockholders approve the Merger, the termination of the ORM Management Agreement and the other transactions contemplated by the Merger Agreement. The ORM Board unanimously recommends (with Mr. Owens abstaining) that the ORM stockholders vote "FOR" the ORM Merger Proposal, "FOR" the ORM Management Agreement Termination Proposal and "FOR" the ORM Adjournment Proposal.

        Your vote is very important, regardless of the number of shares of ORM you own. Whether or not you plan to attend the ORM special meeting, please authorize a proxy to vote your shares as promptly as possible to make sure that your shares are represented at the ORM special meeting. Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the ORM Merger Proposal, "FOR" the ORM Management Agreement Termination Proposal and "FOR" the ORM Adjournment Proposal. Even if you plan to attend the ORM special meeting in person, we request that you complete, sign, date and return the enclosed proxy card in the accompanying envelope prior to the ORM special meeting to ensure that your shares will be represented and voted at the ORM special meeting if you are unable to attend. If you hold your ORM shares in "street name," which means through a bank, broker or other nominee, you must obtain a legal proxy from this bank, broker or other nominee in order to vote in person at the ORM special meeting.

        Stockholders must approve the Merger and vote in favor of terminating the ORM Management Agreement in order to complete the Merger.

        If you do not vote on the ORM Merger Proposal or the ORM Management Agreement Termination Proposal, this will have the same effect as a vote by you against the approval of such proposal.

        Please note that if you hold shares of stock in different accounts, it is important that you vote or authorize a proxy to vote the shares of stock represented by each account. If you attend the ORM special meeting, you may revoke your proxy and vote in person, even if you have previously returned your proxy card or authorized a proxy to vote your shares through the Internet or by telephone. If your ORM shares are held by a bank, broker or other nominee, and you plan to attend the ORM special meeting in person, please bring to the ORM special meeting your statement evidencing your beneficial ownership of your ORM shares and, if you intend to vote in person at the ORM special meeting, a valid legal proxy from your bank, broker or other nominee. Please carefully review the instructions in the enclosed joint proxy statement/prospectus and the enclosed proxy card or the information forwarded by your bank, broker or other nominee regarding each of these options.

        This notice and the enclosed proxy statement/prospectus are first being mailed to ORM stockholders on or about February 19, 2019.

By Order of the Board of Directors,
Daniel J. Worley Senior Vice President and Corporate Secretary

Walnut Creek, California
February 15, 2019

ADDITIONAL INFORMATION

        This joint proxy statement/prospectus incorporates important business and financial information about Ready Capital and ORM from other documents that are not included in or delivered with this joint proxy statement/prospectus. This information is available to you without charge upon your request. To obtain timely delivery, you must request the information no later than five business days before the date of the applicable special meeting. You can obtain copies of this joint proxy statement/prospectus and the documents incorporated by reference into this joint proxy statement/prospectus by requesting them from Ready Capital's or ORM's investor relations departments:

If you are a Ready Capital stockholder:	If you are an ORM stockholder:
1140 Avenue of the Americas 7th Floor New York, New York 10036 (212) 257-4666 Attention: Investor Relations	Georgeson LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104 (888) 566-8006
or
2221 Olympic Boulevard Walnut Creek, California 94595 (925) 239-7001 Attention: Investor Relations

        Investors may also consult Ready Capital's or ORM's website for more information concerning the Merger and other related transactions described in this joint proxy statement/prospectus. Ready Capital's website is www.readycapital.com. ORM's website is www.owensmortgage.com. Each company's public filings are also available at www.sec.gov. The information contained on Ready Capital's and ORM's websites is not part of this joint proxy statement/prospectus and is not incorporated herein by reference.

        If you would like to request copies of this joint proxy statement/prospectus and any documents that are incorporated by reference into this joint proxy statement/prospectus, please do so by March 14, 2019 in order to receive them before the Ready Capital special meeting and by March 14, 2019 in order to receive them before the ORM special meeting.

        In addition, if you have questions about the Merger or the accompanying joint proxy statement/prospectus, would like additional copies of the joint proxy statement/prospectus or need to obtain proxy cards or other information related to the proxy solicitation, please contact Ready Capital's investor relations department at (212) 257-4666 or Georgeson, the proxy solicitor for ORM, toll-free at (888) 566-8006. You will not be charged for any of these documents that you request. Ready Capital has not retained a proxy solicitor in connection with the solicitation of proxies for the Ready Capital special meeting.

        For more information, see "Where You Can Find More Information and Incorporation by Reference" beginning on page 225.

ABOUT THIS DOCUMENT

        This joint proxy statement/prospectus, which forms part of a registration statement on Form S-4 (Registration Statement No. 333-228769) filed by Ready Capital with the SEC, constitutes a prospectus of Ready Capital for purposes of the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Ready Capital Common Stock to be issued to ORM stockholders in exchange for shares of ORM Common Stock, pursuant to the Merger Agreement, as such agreement may be

i

amended or modified from time to time. This joint proxy statement/prospectus also constitutes a proxy statement for each of Ready Capital and ORM for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, it constitutes a notice of special meeting with respect to the Ready Capital special meeting and a notice of special meeting with respect to the ORM special meeting.

        No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated February 15, 2019 and you should not assume that the information contained in, or incorporated by reference into, this joint proxy statement/prospectus is accurate as of any date other than that date (or, in the case of documents incorporated by reference, their respective dates). Neither the mailing of this joint proxy statement/prospectus to Ready Capital stockholders or ORM stockholders nor the Ready Capital Common Stock Issuance to ORM stockholders in the Merger pursuant to the Merger Agreement will create any implication to the contrary.

        This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or to any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in or incorporated by reference into this joint proxy statement/prospectus regarding Ready Capital has been provided by Ready Capital and information contained in or incorporated by reference into this joint proxy statement/prospectus regarding ORM has been provided by ORM. Ready Capital and ORM have both contributed to the information relating to the Merger contained in this joint proxy statement/prospectus.

v

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGER

        The following questions and answers are intended to address certain commonly asked questions regarding the Merger Agreement, the Merger and the Ready Capital and ORM special meetings. These questions and answers do not address all questions that may be important to you as a stockholder of Ready Capital or ORM. Please refer to the "Summary" beginning on page 17 and the more detailed information contained elsewhere in this joint proxy statement/prospectus, the annexes to this joint proxy statement/prospectus and the documents incorporated by reference in this joint proxy statement/prospectus, which you should read carefully. Unless stated otherwise, all references in this joint proxy statement/prospectus to:

  •
  "Alternative Proposal" means any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions involving any merger, amalgamation, share exchange, recapitalization, consolidation, acquisition, business combination of or involving Ready Capital and/or any of its subsidiaries, and any person, in which the consideration paid by Ready Capital or its subsidiaries was cash, voting stock of Ready Capital or other consideration valued at $150,000,000 or more.

  •
  "Barclays" refers to Barclays Capital Inc.

  •
  "Closing" refers to the closing of the Merger.

  •
  "Code" refers to the Internal Revenue Code of 1986, as amended.

  •
  "Combined Company" refers to Ready Capital and its subsidiaries after the Closing.

  •
  "Determination Date" means the last day of the month immediately preceding the month in which the conditions to Closing are reasonably expected to be satisfied (other than the obtainment of the Ready Capital stockholder approval or the ORM stockholder approval, and those conditions that by their nature are to be satisfied or waived at the Closing), or such other date as may be mutually agreed by the parties in their respective sole discretions.

  •
  "Exchange Ratio" means 1.441, subject to adjustment as provided in the Merger Agreement.

  •
  "GAAP" refers to the accounting principles generally accepted in the United States of America.

  •
  "KBW" refers to Keefe, Bruyette & Woods, Inc.

  •
  "Merger Agreement" refers to the Agreement and Plan of Merger, dated as of November 7, 2018, by and among Ready Capital, Merger Sub, and ORM, as it may be amended or modified from time to time, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

  •
  "Merger Sub" refers to ReadyCap Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Ready Capital.

  •
  "Merger" refers to the merger of ORM with and into Merger Sub, with Merger Sub continuing as the surviving company.

  •
  "NYSE" refers to the New York Stock Exchange.

  •
  "NYSE American" refers to the NYSE American Exchange.

  •
  "OMIF" refers to Owens Mortgage Investment Fund.

  •
  "ORM" refers to Owens Realty Mortgage, Inc., a Maryland corporation.

  •
  "ORM Adjournment Proposal" refers to the proposal to approve the adjournment of the ORM special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the ORM Merger Proposal or the ORM Management Agreement Termination Proposal.

  •
  "ORM Board" refers to the board of directors of ORM.

  •
  "ORM Bylaws" refers to ORM's Bylaws, as amended from time to time.

  •
  "ORM Charter" refers to the charter of ORM.

  •
  "ORM Common Stock" refers to each outstanding share of common stock, par value $0.01 per share, of ORM.

  •
  "ORM Management Agreement" refers to that certain management agreement between ORM and the ORM Manager, dated as of May 20, 2013, as amended on April 1, 2018.

  •
  "ORM Management Agreement Termination Proposal" refers to the proposal to the ORM stockholders to approve the termination of the ORM Management Agreement.

  •
  "ORM Manager" refers to Owens Financial Group, Inc., ORM's external manager.

  •
  "ORM Merger Proposal" refers to the proposal to the ORM stockholders to approve the Merger.

  •
  "Ready Capital" refers to Ready Capital Corporation, a Maryland corporation.

  •
  "Ready Capital Adjournment Proposal" refers to the proposal to approve the adjournment of the Ready Capital special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Ready Capital Common Stock Issuance Proposal.

  •
  "Ready Capital Board" refers to the board of directors of Ready Capital.

  •
  "Ready Capital Bylaws" refers to Ready Capital's Amended and Restated Bylaws, as amended from time to time.

  •
  "Ready Capital Charter" refers to the charter of Ready Capital.

  •
  "Ready Capital Common Stock Issuance Proposal" refers to the proposal to approve the Ready Capital Common Stock Issuance.

  •
  "Ready Capital Common Stock Issuance" refers to the issuance of shares of Ready Capital Common Stock to holders of ORM Common Stock, as contemplated by the Merger Agreement.

  •
  "Ready Capital Common Stock" refers to the common stock, par value $0.0001 per share, of Ready Capital.

  •
  "Ready Capital Management Agreement" refers to the Amended and Restated Management Agreement, among Ready Capital, certain of Ready Capital's subsidiaries and the Ready Capital Manager, dated May 9, 2016, as amended.

  •
  "Ready Capital Manager" refers to Waterfall Asset Management, LLC, Ready Capital's external manager.

  •
  "Ready Capital Operating Partnership" refers to the operating partnership subsidiary of Ready Capital, Sutherland Partners, L.P., a Delaware limited partnership.

  •
  "Ready Capital OP Units" refers to the units of limited partnership interests in the Ready Capital Operating Partnership.

  •
  "REIT" refers to a real estate investment trust as defined in Section 856 of the Code.

Q:
What is the Merger?

A:
Ready Capital, Merger Sub and ORM have entered into the Merger Agreement pursuant to which and subject to the terms and conditions of the Merger Agreement, ORM will merge with and into Merger Sub, with Merger Sub continuing as the surviving company and, following its contribution to Ready Capital Operating Partnership, as a wholly-owned subsidiary of Ready Capital Operating Partnership. A copy of the Merger Agreement is attached as Annex A to this document. In order to complete the Merger, among other conditions described in the Merger Agreement and this joint proxy statement/prospectus, stockholders of Ready Capital must approve the Ready Capital Common Stock issuance and stockholders of ORM must approve the Merger and the termination of the ORM Management Agreement.

Q:
Why am I receiving this joint proxy statement/prospectus?

A:
Ready Capital and ORM are delivering this document to you because it is a joint proxy statement being used by both the Ready Capital Board and the ORM Board to solicit proxies of their respective stockholders in connection with the approval of the Merger, the issuance of shares of Ready Capital Common Stock and related matters.

  In order to approve the issuance of shares of Ready Capital Common Stock, Ready Capital has called a special meeting of its stockholders. This document serves as a proxy statement for the Ready Capital special meeting and describes the proposals to be presented at the Ready Capital special meeting.

  ORM has also called a special meeting of its stockholders to approve the Merger and approve related matters. This document serves as a proxy statement for the ORM special meeting and describes the proposals to be presented at the ORM special meeting.

  Finally, this document is also a prospectus that is being delivered to all holders of ORM Common Stock because, in connection with the Merger, Ready Capital is offering shares of Ready Capital Common Stock to the ORM stockholders.

  This joint proxy statement/prospectus contains important information about the Merger and the other proposals being considered and voted on at the Ready Capital and ORM special meetings and important information to consider in connection with an investment in Ready Capital Common Stock. You should read it carefully and in its entirety. The enclosed materials allow you to have your shares of Ready Capital Common Stock or ORM Common Stock, as applicable, voted by proxy without attending the applicable special meeting. Your vote is important and we encourage you to authorize your proxy as soon as possible.

Q:
What proposals are Ready Capital stockholders being asked to approve?

A:
The Ready Capital stockholders are being asked to approve the Ready Capital Common Stock Issuance Proposal in connection with the Merger. The approval of the Ready Capital Common Stock Issuance Proposal by the Ready Capital stockholders is a condition to the effectiveness of the Merger.

  The Ready Capital stockholders are also being asked to approve the Ready Capital Adjournment Proposal, if necessary. The approval of such proposal is not a condition to the effectiveness of the Merger.

Q:
What proposals are ORM stockholders being asked to approve?

  The ORM stockholders are being asked to approve the ORM Merger Proposal. The ORM stockholders are also being asked to approve the ORM Management Agreement Termination

  Proposal. The approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal by the ORM stockholders is a condition to the effectiveness of the Merger.

  The ORM stockholders are also being asked to approve the ORM Adjournment Proposal, if necessary. The approval of this proposal is not a condition to the effectiveness of the Merger.

Q:
Why are Ready Capital and ORM proposing the Merger?

A:
The Ready Capital Board and the ORM Board have determined that the Merger will provide a number of significant strategic opportunities and benefits and will be in the best interests of their respective stockholders. At Closing, Ready Capital will have a larger capital base, which will support continued growth of Ready Capital's platform and the execution of its business strategy. The Combined Company is expected to have improved scale, liquidity and capital alternatives, including additional borrowing capacity. The combination of Ready Capital and ORM is also expected to increase Ready Capital's equity capitalization, which will support continued growth of its platform and execution of its strategy and to further increase scale. To review the reasons for the Merger in greater detail, see "The Merger—Recommendation of the Ready Capital Board and Its Reasons for the Merger" beginning on page 92 and "The Merger—Recommendation of the ORM Board and Its Reasons for the Merger" beginning on page 96.

Q:
Were appraisals or valuations performed on the assets and liabilities of Ready Capital and ORM in connection with the Merger?

A:
No third-party appraisals or valuations on the assets and liabilities of Ready Capital and ORM were obtained in connection with the Merger.

Q:
What happens if the adjusted book value per share of Ready Capital or the adjusted book value per share of ORM changes before the Determination Date?

A:
Pursuant to the terms of the Merger Agreement, each share of ORM Common Stock (other than the Cancelled Shares) outstanding as of immediately prior to the effective time of the Merger will be converted into the right to receive 1.441 shares of Ready Capital Common stock, subject to adjustment set forth below, plus cash in lieu of fractional shares.

  The base Exchange Ratio of 1.441 will not be adjusted if, on the Determination Date, the adjusted book value per share of ORM is equal to or greater than $21.86 and the adjusted book value per share of Ready Capital is equal to or greater than $16.63.

  However, if, on the Determination Date, the adjusted book value per share of ORM is less than $21.86 or the adjusted book value per share of Ready Capital is less than $16.63, the Exchange Ratio will be adjusted and calculated as follows: Exchange Ratio = 1.441 × (ORM adjusted book value per share on Determination Date / $22.54) × ($17.14 / Ready Capital adjusted book value per share on the Determination Date).

  The actual Exchange Ratio will be publicly announced at least five business days prior to the special meetings.

Q:
What happens if the market price of Ready Capital Common Stock or ORM Common Stock changes before the Closing?

A:
Changes in the market price of Ready Capital Common Stock or the market price of ORM Common Stock at or prior to the effective time of the Merger will not change the number of shares of Ready Capital Common Stock that ORM stockholders will receive.

Q:
Are there any conditions to completion of the Merger?

A:
Yes. In addition to the approvals of the Ready Capital stockholders and the ORM stockholders, as described herein, there are a number of conditions that must be satisfied or waived for the Merger to be consummated. For a description of all the conditions to the Merger, see "The Merger Agreement—Conditions to Complete the Merger" beginning on page 147.

The following questions and answers apply to Ready Capital stockholders only:

Q:
When and where is the Ready Capital special meeting?

A:
The special meeting of Ready Capital stockholders will be held on March 21, 2019, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, at 9:00 a.m., Eastern Time.

Q:
What matters will be voted on at the Ready Capital special meeting?

A:
Ready Capital stockholders will be asked to consider and vote on the following proposals:

•
the Ready Capital Common Stock Issuance Proposal; and

•
the Ready Capital Adjournment Proposal.

  Ready Capital will transact no other business at the Ready Capital special meeting or any postponement or adjournment thereof.

Q:
How does the Ready Capital Board recommend that I vote on the proposals?

A:
The Ready Capital Board has unanimously (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, are in the best interests of Ready Capital and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, (iii) directed that the Ready Capital Common Stock Issuance Proposal and the Ready Capital Adjournment Proposal be submitted to the holders of Ready Capital Common Stock for consideration at the Ready Capital special meeting and (iv) recommended that the holders of Ready Capital Common Stock approve the Ready Capital Common Stock Issuance Proposal and the Ready Capital Adjournment Proposal. The Ready Capital Board unanimously recommends that the Ready Capital stockholders vote "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal. For a more complete description of the recommendation of the Ready Capital Board, see "The Merger—Recommendation of the Ready Capital Board and Its Reasons for the Merger" beginning on page 92.

Q:
What constitutes a quorum for the Ready Capital special meeting?

A:
The presence, in person or by proxy, of the holders of shares of Ready Capital Common Stock entitled to cast a majority of all the votes entitled to be cast at the Ready Capital special meeting will constitute a quorum at the Ready Capital special meeting. Ready Capital will include abstentions in the calculation of the number of shares considered to be present at the Ready Capital special meeting for purposes of determining the presence of a quorum at the Ready Capital special meeting. As of the close of business on January 14, 2019, the record date for the Ready Capital special meeting, there were 32,105,112 shares of Ready Capital Common Stock outstanding.

Q:
What vote is required for Ready Capital stockholders to approve the Ready Capital Common Stock Issuance Proposal?

A:
Approval of the Ready Capital Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present.

Q:
What vote is required for Ready Capital stockholders to approve the Ready Capital Adjournment Proposal?

A:
Approval of the Ready Capital Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present.

Q:
How are votes counted?

A:
For the Ready Capital Common Stock Issuance Proposal, you may vote "FOR", "AGAINST" or "ABSTAIN". If you do not return your proxy card or otherwise authorize a proxy to vote your shares or attend the meeting in person, your shares will not be considered present for the purpose of determining the presence of a quorum and will otherwise have no effect on the Ready Capital Common Stock Issuance Proposal. Under NYSE rules, abstentions will be considered as votes cast and, accordingly, will have the same effect as votes "AGAINST" the Ready Capital Common Stock Issuance Proposal. Broker non-votes, if any, will have no effect on the Ready Capital Common Stock Issuance Proposal.

  For the Ready Capital Adjournment Proposal, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstentions and other shares not voted (whether by broker non-votes, if any, or otherwise) will not have an effect on the Ready Capital Adjournment Proposal, provided that a quorum is otherwise present.

  Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal.

  In addition, banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the Ready Capital special meeting is considered "non-routine," such organizations do not have discretion to vote on any of the proposals. As a result, if you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your shares of Ready Capital Common Stock, your shares of Ready Capital Common Stock will not be considered present at the Ready Capital special meeting and will not be voted on any of the proposals.

Q:
Who is entitled to vote at the Ready Capital special meeting?

A:
All holders of Ready Capital Common Stock as of the close of business on January 14, 2019, the record date for the Ready Capital special meeting, are entitled to vote at the Ready Capital special meeting. As of the record date, there were 32,105,112 issued and outstanding shares of Ready Capital Common Stock. Each holder of Ready Capital Common Stock on the record date is entitled to one vote per share.

  As of the close of business on the record date for the Ready Capital special meeting, directors and executive officers of Ready Capital and certain funds managed or advised by the Ready Capital Manager and its affiliates owned an aggregate of 13,682,021 shares of Ready Capital Common Stock entitled to vote at the Ready Capital special meeting. Ready Capital currently expects that

  Ready Capital's directors and executive officers and certain funds managed or advised by the Ready Capital Manager and its affiliates will vote their shares of Ready Capital Common Stock "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal, although none of them are obligated to do so.

Q:
How will Ready Capital stockholders be affected by the Merger and the Ready Capital Common Stock Issuance?

A:
After the Merger, each Ready Capital stockholder will continue to own the shares of Ready Capital Common Stock that such stockholder held immediately prior to the Merger. As a result, each Ready Capital stockholder will continue to own common stock in the Combined Company, which will be a larger company with more assets. However, because Ready Capital will be issuing new shares of Ready Capital Common Stock to ORM stockholders in the Merger, each outstanding share of Ready Capital Common Stock immediately prior to the Merger will represent a smaller percentage of the aggregate number of shares of Ready Capital Common Stock outstanding after the Merger.

Q:
Do the Ready Capital directors and executive officers and the Ready Capital Manager have any interests in the Merger?

A:
Yes. The Combined Company will continue to be managed by the Ready Capital Manager under the terms of the Ready Capital Management Agreement. Under the Ready Capital Management Agreement, the Ready Capital Manager provides the day-to-day management of Ready Capital's business, including providing Ready Capital with its executive officers and all other personnel necessary to support its operations. In exchange for its services, Ready Capital pays the Ready Capital Manager a management fee and reimburses it for certain expenses incurred by it and its affiliates in rendering management services to Ready Capital. Certain directors and executive officers of Ready Capital are partners and employees of the Ready Capital Manager.

  Pursuant to the Ready Capital Management Agreement, Ready Capital pays the Ready Capital Manager a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of its stockholders' equity (as defined in the Ready Capital Management Agreement) up to $500 million and 1.0% per annum of its stockholders' equity in excess of $500 million. Following the Merger, Ready Capital stockholders' equity will include the additional equity attributable to the acquisition of ORM, thus the amount of the management fees payable to the Ready Capital Manager will also increase, which gives the Ready Capital Manager (and therefore, Ready Capital's management), an incentive, not shared by Ready Capital stockholders, to negotiate and effect the Merger, possibly on terms less favorable to Ready Capital than would otherwise have been achieved.

  The Ready Capital Management Agreement between Ready Capital and the Ready Capital Manager was negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to Ready Capital as if it had been negotiated with an unaffiliated third party.

The following questions and answers apply to ORM stockholders only:

Q:
What will I receive for my ORM Common Stock in the Merger?

A:
Under the terms of the Merger Agreement, each share of ORM Common Stock (other than the Cancelled Shares) will be converted into the right to receive a number of shares of Ready Capital Common Stock based on the Exchange Ratio, which will be publicly announced at least five business days prior to the earlier of the ORM special meeting and the Ready Capital special meeting, plus cash in lieu of fractional shares.

Q:
How will I receive the merger consideration if the Merger is completed?

A:
For ORM stockholders, if you hold physical share certificates of ORM Common Stock, you will be sent a letter of transmittal promptly after the Closing describing how you may exchange your shares for the merger consideration, and the exchange agent will forward to you the merger consideration to which you are entitled after receiving the proper documentation from you. If you hold your shares of ORM Common Stock in uncertificated book-entry form, you are not required to take any specific actions to exchange your shares. After the consummation of the Merger, uncertificated shares of ORM Common Stock will be automatically exchanged for the applicable merger consideration. For more information, see the section entitled "The Merger Agreement—Exchange Procedures" beginning on page 131.

Q:
When and where is the ORM special meeting?

A:
The special meeting of ORM stockholders will be held on March 21, 2019, at the offices of Vinson & Elkins L.L.P., 555 Mission Street, Suite 2000, San Francisco, California 94105, starting at 10:00 a.m. Pacific Time.

Q:
What matters will be voted on at the ORM special meeting?

A:
You will be asked to consider and vote on the following proposals:

•
the ORM Merger Proposal;

•
the ORM Management Agreement Termination Proposal; and

•
the ORM Adjournment Proposal.

  ORM will transact no other business at the ORM special meeting or any postponement or adjournment thereof.

Q:
How does the ORM Board recommend that I vote on the proposals?

A:
The ORM Board, acting upon the unanimous recommendation of a special committee of independent directors of ORM (the "ORM Special Committee") formed for the purpose of, among other things, evaluating and making a recommendation to the ORM Board with respect to the Merger Agreement and the transactions contemplated therein, has unanimously (with Mr. Owens abstaining) (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the termination of the ORM Management Agreement, are in the best interests of ORM and its stockholders, (ii) approved the Merger Agreement and declared that the transactions contemplated therein, including the Merger and the termination of the ORM Management Agreement, are advisable, (iii) directed that the Merger and the other transactions contemplated by the Merger Agreement be submitted to the holders of ORM Common Stock for consideration at the ORM special meeting and (iv) recommended that the ORM stockholders approve the Merger and the other transactions contemplated by the Merger Agreement, including termination of the ORM Management Agreement.

  The ORM Board unanimously recommends (with Mr. Owens abstaining) that the ORM stockholders vote "FOR" the ORM Merger Proposal, "FOR" the ORM Management Agreement Termination Proposal and "FOR" the ORM Adjournment Proposal. For a more complete description of the recommendation of the ORM Board, see "The Merger—Recommendation of the ORM Board and Its Reasons for the Merger" beginning on page 96.

Q:
Do the ORM directors and executive officers have any interests in the Merger?

A:
Yes. In considering the ORM Board's recommendation for ORM stockholders to approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal, ORM stockholders should be aware that the directors and executive officers of ORM have interests in the Merger that may be different from, or in addition to, the interests of ORM stockholders generally and that may present actual or potential conflicts of interests. These interests include:

•
two of ORM's directors and all of ORM's executive officers are owners or employees of the ORM Manager, and in connection with the completion of the Merger, the ORM Management Agreement must be terminated; and

•
continued indemnification and insurance coverage for the directors and executive officers of ORM in accordance with the Merger Agreement.

  Upon Closing, Gilbert E. Nathan, an independent director currently sitting on the ORM Board, will be elected to the Ready Capital Board and will be entitled to compensation pursuant to Ready Capital's independent director compensation program.

  The ORM Board was aware of these interests and considered them, among other matters, when approving the Merger Agreement and the transactions contemplated thereby, including the Merger and the termination of the ORM Management Agreement. For additional information, see "The Merger—Interests of ORM's Directors and Executive Officers in the Merger" beginning on page 122.

Q:
What constitutes a quorum for the ORM special meeting?

A:
The ORM Bylaws provide that the presence in person or by proxy of ORM stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum at each meeting of ORM stockholders. Abstentions will be counted for the purpose of determining a quorum.

Q:
What vote is required for ORM stockholders to approve the ORM Merger Proposal?

A:
Approval of the ORM Merger Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the ORM Merger Proposal.

Q:
What vote is required for ORM stockholders to approve the ORM Management Agreement Termination Proposal?

A:
Approval of the ORM Management Agreement Termination Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the ORM Management Agreement Termination Proposal.

Q:
What vote is required for ORM stockholders to approve the ORM Adjournment Proposal?

A:
Approval of the ORM Adjournment Proposal will require the affirmative vote of a majority of the votes cast on the matter by holders of shares of ORM Common Stock, provided a quorum is present.

Q:
How are votes counted?

A:
For the ORM Merger Proposal, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstaining, failing to vote and broker non-votes, if any, will have the same effect as a vote "AGAINST" the ORM Merger Proposal.

  For the ORM Management Agreement Termination Proposal, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstaining, failing to vote and broker non-votes, if any, will have the same effect as a vote "AGAINST" the ORM Management Agreement Termination Proposal.

  For the ORM Adjournment Proposal, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstaining, failing to vote and broker non-votes, if any, will not have an effect on the ORM Adjournment Proposal provided that a quorum is otherwise present.

  Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the ORM Merger Proposal, "FOR" the ORM Management Agreement Termination Proposal and "FOR" the ORM Adjournment Proposal.

  In addition, banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the ORM special meeting is considered "non-routine," such organizations do not have discretion to vote on any of the proposals. As a result, if you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your shares of ORM Common Stock, your shares of ORM Common Stock will not be considered present at the ORM special meeting and will not be voted on any of the proposals.

Q:
Who is entitled to vote at the ORM special meeting?

A:
All holders of ORM Common Stock as of the close of business on January 14, 2019, the record date for the ORM special meeting, are entitled to vote at the ORM special meeting. As of the record date, there were 8,482,880 issued and outstanding shares of ORM Common Stock. Each holder of ORM Common Stock on the record date is entitled to one vote per share.

Q:
Will ORM be required to submit the ORM Merger Proposal to the ORM stockholders even if the ORM Board has withdrawn, modified, or qualified its recommendation?

A:
Yes. Unless the Merger Agreement is terminated before the ORM special meeting, ORM is required to submit the ORM Merger Proposal to its stockholders even if the ORM Board has withdrawn, modified or qualified its recommendation that ORM stockholders approve the Merger.

Q:
How will ORM stockholders be affected by the Merger?

A:
Under the terms of the Merger Agreement, holders of ORM Common Stock will receive a number of shares of Ready Capital Common Stock for each share of ORM Common Stock owned by them immediately prior to the completion of the Merger based on the Exchange Ratio, which will be publicly announced at least five business days prior to the special meeting of ORM stockholders, plus cash in lieu of fractional shares. As such, after the Merger is completed, ORM Common Stock will no longer be listed on the NYSE American and will be deregistered under the Exchange Act, and ORM stockholders as of immediately prior to Closing are expected to own in the aggregate approximately 27.6% of the Combined Company's fully diluted equity.

The following questions and answers apply to Ready Capital stockholders and ORM stockholders:

Q:
Have any Ready Capital stockholders or ORM stockholders already agreed to vote in favor of the proposals?

A:
To Ready Capital's and ORM's knowledge, no Ready Capital stockholder has entered into any agreement to vote any of their shares of Ready Capital Common Stock either in favor or against any proposal at the Ready Capital special meeting, and no ORM stockholder has entered into any agreement to vote any of their shares of ORM Common Stock either in favor or against any proposal at the ORM special meeting.

Q:
What happens if I sell my stock before the special meetings?

A:
The record date for each company's special meeting is earlier than the date of each company's special meeting and the date that the Merger is expected to be completed. If you sell your stock after your company's record date but before the date of your company's special meeting, you will retain any right to vote at your company's special meeting, but, for ORM stockholders, you will have transferred your right to receive the merger consideration. For ORM stockholders, in order to receive the merger consideration, you must hold your stock through completion of the Merger.

Q:
What is the difference between a stockholder of record and a beneficial owner?

A:
If your shares of Ready Capital Common Stock or ORM Common Stock are registered directly in your name with Ready Capital's or ORM's transfer agent, respectively, you are considered the stockholder of record with respect to those shares.

  If your shares of Ready Capital Common Stock or ORM Common Stock are held in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee on how to vote the shares that you beneficially own and you are also invited to attend the applicable special meeting. However, beneficial owners generally cannot vote their shares directly because they are not the stockholder of record; instead, beneficial owners must instruct the broker, bank, trustee or other nominee how to vote their shares.

Q:
How do I vote?

A:
Stockholders of Record.    If you are a stockholder of record of Ready Capital or ORM, you may have your shares of Ready Capital Common Stock or ORM Common Stock voted on the matters to be presented at the applicable special meeting in any of the following ways:

•
To authorize a proxy through the Internet, visit the website set forth on the proxy card you received. You will be asked to provide the control number from the enclosed proxy card. Proxies authorized through the Internet must be received by 11:59 p.m., Eastern Time, on March 20, 2019.

•
To authorize a proxy by telephone, dial the toll-free telephone number set forth on the proxy card you received using a touch tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Proxies authorized by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on March 20, 2019.

•
To authorize a proxy by mail, complete, date and sign each proxy card you receive and return it as promptly as practicable in the enclosed prepaid envelope. If you sign and return your proxy card, but do not mark the boxes showing how you wish to vote, your shares of common stock will be voted "FOR" the Ready Capital Common Stock Issuance Proposal, the Ready Capital Adjournment Proposal, the ORM Merger Proposal, the ORM Management Agreement Termination Proposal and the ORM Adjournment Proposal, as applicable.

•
If you intend to vote in person, please bring proper identification, together with proof that you are a record owner of shares of the applicable company.

  Beneficial Owners.    If your shares of Ready Capital or ORM are held in "street name," please refer to the instructions provided by your broker, bank, trustee or other nominee to see which of the above choices are available to you. Please note that if you are a holder in "street name" and wish to vote in person at the special meeting, you must obtain a legal proxy from broker, bank, trustee or other nominee, which may take several days. Please also see the question and answer referencing "street name" shares below.

Q:
What happens if I am both a Ready Capital stockholder and an ORM stockholder?

A:
If you are both a Ready Capital stockholder and an ORM stockholder on the applicable company's record date, you are entitled to vote at the special meeting of each company. You will receive separate proxy cards for each company and must complete, sign and date each proxy card and return each proxy card in the appropriate preaddressed postage-paid envelope or, if available, by authorizing a proxy to vote your shares by one of the other methods specified in your proxy card or voting instruction card for each company.

Q:
If I am a beneficial owner of Ready Capital or ORM shares, will my broker, bank or other nominee vote my shares for me?

A:
No. If you hold your shares in a stock brokerage account or if your shares are held by a bank or other nominee (that is, in "street name"), you must provide your broker, bank or other nominee with instructions on how to vote your shares. Unless you instruct your broker, bank or other nominee to vote your shares held in street name, your shares will NOT be voted. You should follow the procedures provided by your bank, broker or nominee regarding the voting of your shares.

Q:
How can I revoke or change my vote?

A:
If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken at the special meeting of the company of which you are a stockholder in any of the following ways:

•
authorizing a later proxy by telephone or through the Internet prior to 11:59 p.m., Eastern Time, on March 20, 2019;

•
filing with the Secretary of the applicable company, before the taking of the vote at the applicable company's special meeting, a written notice of revocation bearing a later date than the proxy card;

•
duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of the applicable company before the taking of the vote at the applicable company's special meeting; or

•
voting in person at the applicable company's special meeting.

  Your attendance at the applicable company's special meeting does not automatically revoke your previously submitted proxy. If you hold your shares in "street name" and have instructed your bank, broker or other nominee to vote your shares, the options described above for revoking your proxy do not apply. Instead, you must follow the directions provided by your bank, broker or other nominee to change your vote.

Q:
When is the Merger expected to be consummated?

A:
The Merger is expected to be consummated by the end of the first quarter of 2019, although Ready Capital and ORM cannot assure completion by any particular date, if at all. Because the Merger is subject to a number of conditions, including the approval of the Ready Capital Common Stock Issuance Proposal by the requisite vote of the Ready Capital stockholders and the approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal by the requisite vote of the ORM stockholders, the exact timing of the Merger cannot be determined at this time and Ready Capital and ORM cannot guarantee that the Merger will be completed at all.

Q:
Following the Merger, what percentage of Ready Capital Common Stock will current Ready Capital stockholders and ORM stockholders own?

A:
Immediately following the completion of the Merger, based on the number of issued and outstanding shares of Ready Capital Common Stock and ORM Common Stock (excluding Cancelled Shares) as of February 14, 2019, and the Exchange Ratio of 1.441:

•
the shares of Ready Capital Common Stock held by the Ready Capital stockholders as of immediately prior to Closing are expected to represent in the aggregate approximately 72.4% of the Combined Company's outstanding shares of common stock on a fully diluted basis; and

•
ORM stockholders as of immediately prior to Closing are expected to own in the aggregate the remaining approximately 27.6% of the Combined Company's outstanding shares of common stock on a fully diluted basis.

  The exact equity stake of Ready Capital stockholders and ORM stockholders in the Combined Company immediately following the Merger will depend on the number of shares of Ready Capital Common Stock and ORM Common Stock issued and outstanding immediately prior to the Merger and the final Exchange Ratio.

Q:
What happens if the Merger is not completed?

A:
If the Ready Capital Common Stock Issuance Proposal, the ORM Merger Proposal or the ORM Management Agreement Termination Proposal is not approved by Ready Capital stockholders or ORM stockholders, respectively, or if the Merger is not completed for any other reason, ORM stockholders will not have their ORM Common Stock exchanged for Ready Capital Common Stock in connection with the Merger. Instead, ORM and Ready Capital would remain separate companies. Under certain circumstances, Ready Capital may be required to pay ORM a termination fee or an expense amount, or ORM may be required to pay Ready Capital a termination fee or expense amount, as described under "The Merger Agreement—Termination Fees and Expenses" beginning on page 150.

Q:
Am I entitled to exercise appraisal rights?

A:
No. Neither holders of Ready Capital Common Stock nor holders of ORM Common Stock will be entitled to appraisal rights.

Q:
Will the Combined Company have the same business strategy as ORM following the Merger?

A:
No. The Combined Company will follow Ready Capital's current business strategy. Ready Capital's strategies and policies may be amended or waived at the discretion of the Ready Capital Board without a vote of the Ready Capital stockholders. Ready Capital has no present intention to modify any of these objectives and policies, and it is anticipated that any modification would occur only if business and economic factors affecting Ready Capital make its stated strategies and policies unworkable or imprudent. For information on Ready Capital's business strategy, see "Description of Policies of Ready Capital" on page 214.

Q:
What regular dividends will Ready Capital be permitted to pay prior to Closing?

A:
The Merger Agreement permits Ready Capital to continue to pay regular quarterly dividends with respect to the Ready Capital Common Stock and the Ready Capital OP Units, regular quarterly dividends payable with respect to any Ready Capital preferred stock and preferred stock of Ready Capital Subsidiary REIT I, LLC consistent with past practice and the terms of such preferred stock, dividends or distributions required by the organizational documents of Ready Capital or any of its subsidiaries, and any distribution that is reasonably necessary to maintain its REIT qualification under the Code and avoid or reduce the imposition of any corporate level tax or excise tax under the Code.

Q:
What regular dividends will ORM be permitted to pay prior to Closing?

A:
The Merger Agreement permits ORM to continue to pay regular quarterly dividends, dividends or distributions required by the organizational documents of ORM or any of its subsidiaries and any distribution that is reasonably necessary to maintain its REIT qualification under the Code and avoid or reduce the imposition of any corporate level tax or excise tax under the Code.

Q:
What additional dividends are Ready Capital and ORM permitted to pay?

A:
Pursuant to the Merger Agreement, prior to the date of Closing each of ORM and Ready Capital will declare and pay an interim dividend to their respective holders. The per share dividend payable by ORM will be an amount up to (i) the per share amount of ORM's then-most recent quarterly dividend, prorated for the number of days between the record date of ORM's last dividend, plus (ii) the quotient, whether positive or negative, of (A) (y) $4,500,000 minus (z) the amount certain transaction expenses incurred by ORM, divided by (B) the number of shares of ORM Common Stock outstanding on the record date, plus (iii) and additional amount (the "ORM Additional Dividend Amount"), if any, necessary so that the aggregate dividend payable is equal to the amount necessary for ORM to maintain its REIT qualification under the Code and avoid the imposition of income tax or excise tax under the Code. The per share dividend payable by Ready Capital will be an amount up to (i) the per share amount of Ready Capital's then-most recent quarterly dividend, prorated for the number of days between the record date of Ready Capital's last dividend, plus (ii) any additional per share amount equal to the ORM Additional Dividend Amount, if any, on a per share basis, divided by the Exchange Ratio. The payment date for each respective interim dividend will be the close of business on the last business day prior to the date of Closing, subject to funds being legally available therefor, and the record date for which will be three business days before the payment date for ORM stockholders, and the payment date for Ready Capital stockholders.

Q:
Will my dividend payments continue after the Merger?

A:
Following completion of the Merger, holders of Ready Capital Common Stock will be entitled to receive dividends or other distributions when, as and if authorized by the Ready Capital Board and declared by Ready Capital out of funds legally available therefor. ORM's quarterly dividend per share of ORM Common Stock for the quarter ended September 30, 2018 was $0.20. Ready Capital's quarterly dividend per share for the quarter ended September 30, 2018 was $0.40. Based on the Exchange Ratio of 1.441, a holder of the ORM Common Stock will have received 1.441 shares of the Ready Capital Common Stock for each share of ORM Common Stock converted in the Merger, which translates into a pro forma quarterly dividend of $0.5764 per share for the quarter ended September 30, 2018. However, there is no guarantee or assurance that Ready Capital can maintain its current level of quarterly dividend payment.

Q:
Are there risks associated with the Merger that I should consider in deciding how to vote?

A:
Yes. There are a number of risks related to the Merger that are discussed in this joint proxy statement/prospectus described in the section entitled "Risk Factors" beginning on page 38.

Q:
What are the material U.S. federal income tax consequences of the Merger to ORM stockholders and Ready Capital stockholders?

A:
The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code, and the closing of the Merger is conditioned on the receipt by each of ORM and Ready Capital of an opinion from its respective tax counsel to that effect. Provided the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, U.S. stockholders of shares of ORM Common Stock generally will not recognize gain or loss for U.S. federal income tax purposes upon the receipt of Ready Capital Common Stock in exchange for shares of ORM Common Stock in connection with the Merger, except with respect to cash received in lieu of fractional shares of Ready Capital Common Stock. A holder of ORM Common Stock generally will recognize gain or loss with respect to cash received in lieu of a fractional share of Ready Capital Common Stock in the Merger measured by the difference, if any, between the amount of cash received for such fractional share and the holder's tax basis in such fractional share. The holders of Ready Capital Common Stock generally will not recognize any gain or loss for U.S. federal income tax purposes.

  The tax consequences to you of the Merger will depend on your own situation. You should consult your tax advisor for a full understanding of the tax consequences to you of the Merger. For more information regarding the tax consequences of the Merger to holders of ORM Common Stock, please see "Material U.S. Federal Income Tax Consequences—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 154 and "—The Combined Company" beginning on page 158.

Q:
How can I obtain additional information about Ready Capital and ORM?

A:
Ready Capital and ORM each file annual, quarterly and current reports, proxy statements and other information with the SEC. Each company's filings with the SEC may be accessed on the Internet at http://www.sec.gov. Copies of the documents filed by Ready Capital with the SEC will be available free of charge on Ready Capital's website at https://www.readycapital.com/ or by contacting Ready Capital Investor Relations at InvestorRelations@readycapital.com or at 212-257-4666. Copies of the documents filed by ORM with the SEC will be available free of charge on ORM's website at http://www.owensmortgage.com or by contacting ORM Investor Relations at (925) 239-7001. The information provided on each company's website is not part of this joint proxy statement/ prospectus and is not incorporated by reference into this joint proxy statement/prospectus. For a more detailed description of the information available and information incorporated by reference, please see "Where You Can Find More Information and Incorporation by Reference" on page 225.

Q:
Where can I find the voting results of the Ready Capital and ORM special meetings?

A:
The preliminary voting results will be announced at the applicable special meeting. In addition, within four business days following certification of the final voting results, Ready Capital and ORM will each file the final voting results with the SEC on a Current Report on Form 8-K.

Q:
What else do I need to do now?

A:
You are urged to read this joint proxy statement/prospectus carefully and in its entirety, including its annexes and the information incorporated by reference herein, and to consider how the Merger affects you. Even if you plan to attend your company's special meeting, please authorize a proxy to vote your shares by voting via the Internet, telephone or by completing, signing, dating and returning the enclosed proxy card. You can also attend your company's special meeting and vote, or change your prior proxy authorization, in person. If you hold your shares in "street name"

  through a bank, broker or other nominee, then you should have received this joint proxy statement/prospectus from that nominee, along with that nominee's proxy card which includes voting instructions and instructions on how to change your vote. Please see the question "How do I vote?" on page 11.

Q:
Will a proxy solicitor be used?

A:
Ready Capital has not retained a proxy solicitor in connection with the solicitation of proxies for the Ready Capital special meeting. In addition to mailing proxy solicitation materials, Ready Capital's directors, officers and employees may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to Ready Capital's directors, officers or employees for such services.

  ORM has engaged Georgeson LLC ("Georgeson") to assist in the solicitation of proxies for the ORM special meeting, and ORM estimates it will pay Georgeson a fee of approximately $12,500. ORM has also agreed to reimburse Georgeson for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify Georgeson against certain losses, costs and expenses. In addition to mailing proxy solicitation material, ORM's directors, officers and employees may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to ORM's directors, officers or employees for such services.

Q:
Who can answer my questions?

A:
If you have any questions about the Merger or the other matters to be voted on at the Ready Capital special meeting or the ORM special meeting, how to submit your proxy, or need additional copies of this joint proxy statement/prospectus, the enclosed proxy card or voting instructions, you should contact:

If you are a Ready Capital stockholder:	If you are an ORM stockholder:
Ready Capital Corporation	Georgeson LLC
1140 Avenue of the Americas, 7th Floor	1290 Avenue of the Americas, 9th Floor
New York, New York 10036	New York, NY 10104
(212) 257-4666	(888) 566-8006
Attention: Investor Relations

SUMMARY

        The following summary highlights selected information in this joint proxy statement/prospectus and may not contain all the information that may be important to you with respect to the Merger Agreement, the Merger or the special meetings. Accordingly, you are encouraged to read this joint proxy statement/prospectus, including its annexes and the information incorporated by reference herein, carefully and in its entirety. Each item in this summary includes a page reference directing you to a more complete description of that topic. See also "Where You Can Find More Information and Incorporation by Reference" on page 225.

The Companies

Ready Capital Corporation (Page 63)

Ready Capital Corporation
1140 Avenue of the Americas,
7th Floor
New York, New York 10036
(212) 257-4600

        Ready Capital is a multi-strategy real estate finance company that originates, acquires, finances and services small to medium balance commercial ("SBC") loans, Small Business Administration ("SBA") loans, residential mortgage loans, and to a lesser extent, mortgage backed securities ("MBS") collateralized primarily by SBC loans, or other real estate-related investments. Ready Capital's loans range in original principal amounts up to $35 million and are used by businesses to purchase real estate used in their operations or by investors seeking to acquire small multi-family, office, retail, mixed use or warehouse properties. Ready Capital's acquisition and origination platforms consist of four operating segments: loan acquisitions, SBC originations, U.S. Small Business Administration, or the SBA, originations, acquisitions and servicing, and residential mortgage banking. Ready Capital is externally managed and advised by the Ready Capital Manager, an investment advisor registered with the SEC under the Investment Advisors Act of 1940, as amended.

        Ready Capital is a Maryland corporation that elected to be taxed as a REIT for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2011. As long as Ready Capital qualifies as a REIT, Ready Capital is generally not subject to U.S. federal income tax on its net taxable income to the extent that Ready Capital annually distributes all of its net taxable income to stockholders. Certain of Ready Capital's assets that produce non-qualifying income are held in taxable REIT subsidiaries ("TRSs"). Unlike other subsidiaries of a REIT, the income of a TRS is subject to federal and state income taxes. Ready Capital is organized in a traditional UpREIT format pursuant to which Ready Capital serves as the general partner of, and conducts substantially all of its business through, Sutherland Partners, LP, which serves as Ready Capital's operating partnership subsidiary. Ready Capital also intends to operate its business in a manner that will permit it to be excluded from registration as an investment company under the Investment Company Act of 1940, as amended.

        Ready Capital's objective is to provide attractive risk-adjusted returns to its stockholders, primarily through dividends and secondarily through capital appreciation.

        Ready Capital Common Stock is listed on the NYSE, trading under the symbol "RC".

        Ready Capital's principal executive offices are located at 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, and its telephone number is (212) 257-4600.

ReadyCap Merger Sub, LLC (Page 64)

ReadyCap Merger Sub, LLC
1140 Avenue of the Americas,
7th Floor
New York, New York 10036
(212) 257-4600

        Merger Sub is a Delaware limited liability company that was formed on November 7, 2018 solely for the purpose of effecting the Merger. Upon Closing, the Merger will be consummated whereby ORM will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company. Merger Sub has not conducted any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Owens Realty Mortgage, Inc. (Page 64)

Owens Realty Mortgage, Inc.
2221 Olympic Boulevard
Walnut Creek, California 94595
(925) 935-3840

        ORM is a specialty finance company that focuses on the origination, investment and management of commercial real estate loans, primarily in the Western U.S. ORM provides customized, short-term loans to small and middle-market investors and developers that require speed and flexibility. ORM also holds investments in real estate properties. ORM's investment objective is to provide investors with attractive current income and long-term stockholder value. ORM's common stock is traded on the NYSE American under the symbol "ORM".

        ORM is externally managed and advised by Owens Financial Group, Inc. (the "ORM Manager"), a specialized commercial real estate management company that has originated, serviced and managed alternative commercial real estate investments since 1951. The ORM Manager provides ORM with all of the services vital to its operations. ORM's executive officers and most of its other staff are all employed by the ORM Manager pursuant to the ORM Management Agreement and ORM's charter. The ORM Management Agreement requires the ORM Manager to manage ORM's business affairs in conformity with the policies and investment guidelines that are approved and monitored by the ORM Board. The ORM Board is composed of a majority of independent directors.

        ORM was incorporated in Maryland on August 9, 2012. Effective May 20, 2013, Owens Mortgage Investment Fund ("OMIF"), a California Limited Partnership formed in 1984, merged with and into ORM, with ORM as the surviving corporation in the Merger. ORM commenced conducting all of the business conducted by OMIF at the effective time of the Merger. The Merger was conducted to reorganize ORM's business operations so that, among other things, ORM could elect to qualify as a REIT, for federal income tax purposes. As long as ORM qualifies as a REIT, ORM is generally not subject to U.S. federal income tax on that portion of its REIT taxable income that is distributed to ORM stockholders, provided that at least 90% of taxable income is distributed and provided that certain other requirements are met. Certain of ORM's assets that produce non-qualifying income are held in TRSs. Unlike other subsidiaries of a REIT, the income of a TRS is subject to federal and state income taxes.

        The ORM Manager arranges, services and maintains the loan and real estate portfolios for ORM. ORM's loans are secured by mortgages or deeds of trust on unimproved, improved, income-producing and non-income-producing real property, such as condominium projects, apartment complexes, shopping centers, office buildings, and other commercial or industrial properties. No single ORM loan may exceed 10% of ORM's assets as of the date the loan is made.

The Combined Businesses (Page 65)

        Upon completion of the Merger, Ready Capital will remain a publicly traded corporation focused on acquiring, originating, managing, servicing and financing primarily SBC loans. Upon completion of the Merger, Ready Capital is expected to have a pro forma equity market capitalization of approximately $715.5 million and a total capitalization of approximately $773.7 million based on the $16.14 per share closing price of Ready Capital Common Stock on February 14, 2019. Following the completion of the Merger, the Ready Capital will continue to be externally managed by the Ready Capital Manager.

        The combined business will continue to be operated through Ready Capital and its subsidiaries, which will include ORM and its subsidiaries.

        The common stock of the Combined Company will continue to be listed on the NYSE, trading under the symbol "RC".

        Ready Capital's principal executive offices will remain located at 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, and its telephone number will be (212) 257-4600.

The Merger

The Merger Agreement (Page 129)

        Ready Capital, Merger Sub and ORM have entered into the Merger Agreement attached as Annex A to this joint proxy statement/prospectus, which is incorporated herein by reference. Ready Capital and ORM encourage you to carefully read the Merger Agreement in its entirety because it is the principal document governing the Merger and the other transactions contemplated by the Merger Agreement.

The Merger (Page 76)

        Subject to the terms and conditions of the Merger Agreement, the Merger will be consummated whereby ORM will merge with and into Merger Sub, with Merger Sub continuing as the surviving company. Immediately following the Merger, the surviving company will be contributed to Ready Capital Operating Partnership in exchange for the Ready Capital OP Units in the Ready Capital Operating Partnership. As a result of the contribution transaction, ORM will become a wholly-owned subsidiary of the Ready Capital Operating Partnership.

        Immediately upon completion of the Merger, the continuing Ready Capital stockholders as of immediately prior to Closing are expected to own in the aggregate approximately 72.4% of the Combined Company's outstanding shares of common stock on a fully diluted basis, and the ORM stockholders as of immediately prior to Closing are expected to own in the aggregate the remaining approximately 27.6%, based on the number of issued and outstanding shares of Ready Capital Common Stock and ORM Common Stock (excluding Cancelled Shares) as of February 14, 2019, and the Exchange Ratio of 1.441. The exact equity stake of Ready Capital stockholders and ORM stockholders in the Combined Company immediately following the Merger will depend on the number of shares of Ready Capital Common Stock and ORM Common Stock issued and outstanding immediately prior to the Merger and the final Exchange Ratio. Once the Merger is consummated, the Combined Company will retain the name "Ready Capital Corporation", will continue to be listed on the NYSE, and its shares will trade under the symbol "RC".

Consideration for the Merger (Page 129)

        Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding share of ORM Common Stock (other than the Cancelled Shares) will be converted into the right to receive 1.441 shares Ready Capital Common

Stock, subject to adjustment as provided in the Merger Agreement. The Merger Agreement provides that ORM and Ready Capital will pay an additional dividend in cash on the last business day prior to the Closing with a record date that is three business days before the payment date for ORM stockholders, and the payment date for Ready Capital stockholders. For additional information on this additional dividend, see "The Merger—Dividends" beginning on page 126.

        Based on the number of shares of ORM Common Stock outstanding on January 14, 2019 and the Exchange Ratio of 1.441, it is expected that approximately 12,223,830 shares of Ready Capital Common Stock will be issued in connection with the Merger. The actual Exchange Ratio will be publicly announced at least five business days before the earlier of the special meetings of stockholders described below.

        No fractional shares of Ready Capital Common Stock will be issued in the Merger, and the value of any fractional interests to which a holder would otherwise be entitled will be paid in cash.

Recommendation of the Ready Capital Board and Its Reasons for the Merger (Page 92)

        On November 7, 2018, following careful consideration, the Ready Capital Board unanimously (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, are in the best interests of Ready Capital and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, (iii) directed that the Ready Capital Common Stock Issuance Proposal be submitted to the holders of Ready Capital Common Stock for consideration at the Ready Capital special meeting and (iv) resolved to recommend, in accordance with and subject to the provisions of the Merger Agreement, that the holders of Ready Capital Common Stock approve the Ready Capital Common Stock Issuance Proposal. Certain factors considered by the Ready Capital Board in reaching its decision to authorize, approve and adopt the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement can be found in the section entitled "The Merger—Recommendation of the Ready Capital Board and Its Reasons for the Merger" beginning on page 92.

        The Ready Capital Board unanimously recommends that Ready Capital stockholders vote "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal.

Recommendation of the ORM Board and Its Reasons for the Merger (Page 96)

        On November 7, 2018, after careful consideration, the ORM Board, acting upon the unanimous recommendation of a special committee of independent directors of ORM formed for the purpose of, among other things, evaluating and making a recommendation to the ORM Board with respect to the Merger Agreement and the transactions contemplated therein, (i) determined that the Merger Agreement and the transactions contemplated therein, including the merger of ORM with and into Merger Sub, are in the best interests of ORM and its stockholders, (ii) approved the Merger Agreement and declared that the transactions contemplated therein, including the Merger and the termination of the ORM Management Agreement, are advisable, (iii) directed that the Merger, the termination of the ORM Management Agreement and the other transactions contemplated by the Merger Agreement be submitted to the holders of ORM Common Stock for consideration at the ORM special meeting and (iv) recommended that the ORM stockholders approve the Merger, the termination of the ORM Management Agreement and the other transactions contemplated by the Merger Agreement. Certain factors considered by the ORM Board in reaching its decision to approve the Merger Agreement, the Merger, the termination of the ORM Management Agreement and the other transactions contemplated by the Merger Agreement can be found in the section entitled "The Merger—Recommendation of the ORM Board and Its Reasons for the Merger" beginning on page 96.

        The ORM Board (with Mr. Owens abstaining) unanimously recommends that the ORM stockholders vote "FOR" the ORM Merger Proposal, "FOR" the ORM Management Agreement Termination Proposal and "FOR" the ORM Adjournment Proposal.

Summary of Risks Related to the Merger (Page 38)

        You should carefully consider the following important risks, together with all of the other information included in this joint proxy statement/prospectus and the risks related to the Merger and the related transactions described under the section "Risk Factors" beginning on page 38, before deciding how to vote:

  •
  The Merger is subject to a number of conditions which, if not satisfied or waived in a timely manner, would delay the Merger or adversely impact Ready Capital's and ORM's ability to complete the transaction.

  •
  Failure to consummate the Merger as currently contemplated or at all could adversely affect the price of Ready Capital Common Stock or ORM Common Stock and the future business and financial results of Ready Capital and ORM.

  •
  The Merger Agreement contains provisions that could discourage a potential competing acquirer of either Ready Capital or ORM or could result in any competing acquisition proposal being at a lower price than it might otherwise be.

  •
  The pendency of the Merger could adversely affect Ready Capital's and ORM's business and operations.

  •
  A decline in Ready Capital's adjusted book value per share below $16.63 or ORM's adjusted book value per share below $21.86 as of the Determination Date will affect the number of shares of Ready Capital Common Stock issued by Ready Capital and received by ORM stockholders at the Closing, and the market value of Ready Capital Common Stock received by ORM stockholders will fluctuate based on the trading price of Ready Capital Common Stock.

  •
  The Merger and related transactions are subject to Ready Capital stockholder approval and ORM stockholder approval.

  •
  The voting power of Ready Capital stockholders and ORM stockholders will be diluted by the Merger.

  •
  If the Merger is not consummated by May 7, 2019, either Ready Capital or ORM may terminate the Merger Agreement.

  •
  The market price of Ready Capital Common Stock may decline as a result of the Merger and the market price of Ready Capital Common Stock after the consummation of the Merger may be affected by factors different from those affecting the price of Ready Capital Common Stock or the price of ORM Common Stock before the Merger.

  •
  An adverse judgment in any litigation challenging the Merger may prevent the Merger from becoming effective or from becoming effective within the expected timeframe.

  •
  Following the Merger, the Combined Company may be unable to integrate Ready Capital's business and ORM's business successfully and realize the anticipated synergies or other expected benefits of the Merger on the anticipated timeframe or at all.

  •
  Following the Merger, the Combined Company may not pay dividends at or above the rate currently paid by Ready Capital or ORM.

  •
  The Combined Company will have a significant amount of indebtedness and may need to incur more in the future.

  •
  The Combined Company is expected to incur substantial expenses related and unrelated to the Merger.

  •
  The historical and unaudited pro forma condensed combined financial information included elsewhere in this joint proxy statement/prospectus may not be representative of the Combined Company's results after the Merger, and accordingly, you have limited financial information on which to evaluate the Combined Company following the Merger.

  •
  If the Merger does not qualify as a reorganization, ORM stockholders may recognize a taxable gain.

  •
  The Combined Company may incur adverse tax consequences if it or ORM has failed or fails to qualify as a REIT for U.S. federal income tax purposes.

  •
  The contribution of Merger Sub to the Ready Capital Operating Partnership could fail to qualify as a transaction in which neither gain nor loss is recognized for U.S. federal income tax purposes.

  •
  Investment in the Combined Company's common stock has various tax risks.

The Ready Capital Special Meeting (Page 66)

  •
  Date, Time and Place.  The special meeting of Ready Capital stockholders will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 on March 21, 2019, at 9:00 a.m., Eastern Time.

  •
  Purpose.  At the Ready Capital special meeting, Ready Capital stockholders will be asked to consider and vote upon the Ready Capital Common Stock Issuance Proposal and the Ready Capital Adjournment Proposal.

  •
  Record Date; Voting Rights.  Ready Capital stockholders at the close of business on January 14, 2019 are entitled to vote at the Ready Capital special meeting and any postponement or adjournment thereof. Each holder of Ready Capital Common Stock on the record date is entitled to one vote per share.

  •
  Quorum.  The presence, in person or by proxy, of the holders of shares of Ready Capital Common Stock entitled to cast a majority of all votes entitled to be cast at the Ready Capital special meeting, will constitute a quorum at the Ready Capital special meeting. Abstentions will be counted for the purpose of determining a quorum.

  •
  Required Vote.  Approval of the Ready Capital Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present. Approval of the Ready Capital Adjournment Proposal also requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present.

        As of the close of business on the record date for the Ready Capital special meeting, directors and executive officers of Ready Capital and certain funds managed or advised by the Ready Capital Manager and its affiliates owned an aggregate of 13,682,021 shares of Ready Capital Common Stock entitled to vote at the Ready Capital special meeting. Ready Capital currently expects that Ready Capital's directors and executive officers and certain funds managed or advised by the Ready Capital Manager and its affiliates will vote their shares of Ready Capital Common Stock "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal, although none of them are obligated to do so.

        Your vote as a Ready Capital stockholder is very important. Accordingly, please sign and return the enclosed proxy card whether or not you plan to attend the Ready Capital special meeting in person.

The ORM Special Meeting (Page 71)

  •
  Date, Time and Place.  The ORM special meeting of ORM stockholders will be held at the offices of Vinson & Elkins L.L.P., 555 Mission Street, Suite 2000, San Francisco, California 94105, on March 21, 2019 at 10:00 a.m. Pacific Time.

  •
  Purpose.  At the ORM special meeting, the ORM stockholders will be asked to approve the ORM Merger Proposal, the ORM Management Agreement Termination Proposal and the ORM Adjournment Proposal.

  •
  Record Date; Voting Rights.  ORM stockholders at the close of business on January 14, 2019 are entitled to receive this notice and ORM stockholders are entitled to vote at the ORM special meeting and any postponement or adjournment thereof. Each holder of record of ORM Common Stock on the record date is entitled to one vote per share with respect to each proposal.

  •
  Quorum.  The presence, in person or by proxy of the holders of shares of ORM Common Stock entitled to cast a majority of all the votes entitled to be cast at the ORM special meeting, will constitute a quorum at the ORM special meeting. Abstentions will be counted for the purpose of determining a quorum.

  •
  Required Vote.  Approval of the ORM Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the ORM Merger Proposal. Approval of the ORM Management Agreement Termination Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the ORM Management Agreement Termination Proposal. Approval of the ORM Adjournment Proposal requires, provided a quorum is present, the affirmative vote of a majority of the votes cast on the matter by holders of shares of ORM Common Stock at the meeting.

        As of the close of business on the record date for the ORM special meeting, the directors and executive officers of ORM owned approximately 4.81% of the outstanding ORM Common Stock entitled to vote at the ORM special meeting. ORM currently expects that the ORM directors and officers will vote their shares of ORM Common Stock in favor of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal, although none of them are obligated to do so.

Opinion of Ready Capital's Financial Advisor (Page 99)

        In connection with the Merger, Keefe, Bruyette & Woods, Inc. ("KBW") delivered a written opinion, dated November 7, 2018, to the Ready Capital Board as to the fairness, from a financial point of view and as of the date of the opinion, to Ready Capital of the Exchange Ratio in the proposed Merger. The full text of KBW's opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion, is attached as Annex B to this document. The opinion was for the information of, and was directed to, the Ready Capital Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The opinion did not address the underlying business decision of Ready Capital to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the Ready Capital Board in connection with the Merger, and it does not constitute a recommendation to any holder of Ready Capital Common Stock or any stockholder of any other entity as to how to vote in connection with the Merger or any other matter. For a further discussion on KBW's opinion see "The Merger—Opinion of Ready Capital's Financial Advisor" below.

Opinion of the ORM Special Committee's Financial Advisor (Page 110)

        The opinion of Barclays Capital Inc. ("Barclays"), dated as of and delivered to the ORM Special Committee on November 7, 2018, to the effect that as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the Exchange Ratio to be offered to the stockholders of ORM in the proposed Merger is fair, from a financial point of view, to such stockholders. The full text of Barclays' written opinion, dated as of November 7, 2018, which sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion, is attached hereto as Annex C and is incorporated herein by reference. Barclays provided its opinion, which was addressed to the ORM Special Committee, for the information and assistance of the ORM Special Committee in connection with its consideration of the Merger agreement. Barclays' opinion is not a recommendation to any stockholder of ORM as to how such stockholder should vote with respect to the Merger or any other matter. For a further discussion of Barclays' opinion, see "The Merger—Opinion of the ORM Special Committee's Financial Advisor" below, which provides a summary of Barclays' opinion and the methodology that Barclays used to render its opinion that is qualified in its entirety by reference to the full text of the opinion attached hereto as Annex C.

Directors and Management of Ready Capital After the Merger (Page 121)

        Following the consummation of the Merger, the number of directors on the Ready Capital Board will be increased to seven, and will include all of the current six directors of the Ready Capital Board and an additional independent director from the ORM Board: Gilbert E. Nathan. Each of the executive officers of Ready Capital immediately prior to the effective time of the Merger will continue as an executive officer of the Combined Company following the effective time of the Merger.

Interests of Ready Capital Directors and Executive Officers in the Merger (Page 121)

        In considering the recommendation of the Ready Capital Board to approve the Ready Capital Common Stock Issuance, Ready Capital stockholders should be aware that directors and executive officers of Ready Capital have certain interests in the Merger that may be different from, or in addition to, the interests of Ready Capital stockholders generally and that may present actual or potential conflicts of interests. The Ready Capital Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the transactions contemplated thereby.

        Ready Capital will continue to be managed by the Ready Capital Manager under the terms of the Ready Capital Management Agreement. Under the Ready Capital Management Agreement, the Ready Capital Manager provides the day-to-day management of Ready Capital's business, including providing Ready Capital with its executive officers and all other personnel necessary to support its operations. In exchange for its services, Ready Capital pays the Ready Capital Manager a management fee as well as reimburses it for certain expenses incurred by it and its affiliates in rendering management services to Ready Capital. Certain directors and executive officers of Ready Capital are partners and employees of the Ready Capital Manager.

        Pursuant to the Ready Capital Management Agreement, Ready Capital pays the Ready Capital Manager a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of its stockholders' equity (as defined in the Ready Capital Management Agreement) up to $500 million and 1.0% per annum of its stockholders' equity in excess of $500 million. Following the Merger, Ready Capital stockholders' equity will include the additional equity attributable to the acquisition of ORM, thus the amount of the management fees payable to the Ready Capital Manager will also increase, which gives the Ready Capital Manager (and therefore, Ready Capital's management), an incentive, not shared by Ready Capital stockholders, to negotiate and effect the Merger, possibly on terms less favorable to Ready Capital than would otherwise have been achieved.

        The Ready Capital Management Agreement was negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to Ready Capital as if it had been negotiated with an unaffiliated third party.

        None of Ready Capital's executive officers will receive any type of "golden parachute" compensation that is based on, or otherwise relates to, the Merger.

        For additional information, see "The Merger—Interests of Ready Capital's Directors and Executive Officers in the Merger" beginning on page 121 and "The Merger—No Merger Related Compensation to Ready Capital's Named Executive Officers" beginning on page 125.

Interests of ORM's Directors and Executive Officers in the Merger (Page 122)

        In considering the ORM Board's recommendation for ORM stockholders to approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal, ORM stockholders should be aware that directors and executive officers of ORM have interests in the Merger that may be different from, or in addition to, the interests of ORM stockholders generally and that may present actual or potential conflicts of interests. These interests include:

  •
  two of ORM's directors and all of ORM's executive officers being owners or employees of the ORM Manager, and in connection with the completion of the Merger, the ORM Management Agreement must be terminated; and

  •
  continued indemnification and insurance coverage for the directors and executive officers of ORM in accordance with the Merger Agreement.

        Upon Closing, Gilbert E. Nathan, an independent director from the ORM Board, will be elected to the Ready Capital Board and will be entitled to compensation pursuant to Ready Capital's independent director compensation program.

Subservicing Agreement

        In connection with the Merger, on January 17, 2019, the ORM Manager and Ready Capital entered into a subservicing agreement (the "Subservicing Agreement"), effective as of effective time of the Merger, pursuant to which the ORM Manager will perform certain post-acquisition asset management services for Ready Capital, including services relating to thirteen "real estate owned" properties currently held by ORM (the "REO Assets"). Pursuant to the Subservicing Agreement, Ready Capital will pay the ORM Manager a subservicing fee of $37,000 per month and, to the extent an REO Asset is sold, a disposition fee ranging from 1.25% to 1.75% of the gross sale price of such REO Asset. The Subservicing Agreement will terminate upon the earlier of 12 months from the effective date of the Subservicing Agreement and the date on which the REO Assets have been sold or liquidated, unless terminated prior to such time by either party for "cause." Certain executive officers of ORM, including Messrs. Owens and Draper, who serve as members of the ORM Board and as executive officers of ORM, own an interest in the ORM Manager.

Other Agreements

        Ready Capital has entered into consulting agreements with certain executives of ORM and the ORM Manager pursuant to which they will provide services to Ready Capital following the Closing. Ready Capital will pay an aggregate of $115,000 for services provided under the consulting agreements, including an aggregate of $60,000 to Ms. Melina A. Platt, a named executive officer of ORM. In addition, Ready Capital has agreed to make additional payments to the ORM Manager in the aggregate amount of $70,000 if the Closing occurs, which will be paid over to certain employees who remain continuously employed by the ORM Manager through the Closing for services provided in connection with the transition. Mr. Worley, a named executive officer of ORM, will receive $50,000 of such amount. Ready Capital is also in discussions with certain executives and employees of ORM and the ORM Manager to engage them as employees or consultants following Closing.

        For additional information, see "The Merger—Interests of ORM's Directors and Executive Officers in the Merger" beginning on page 122, "The Merger—Merger Related Compensation to ORM's Named Executive Officers" beginning on page 124 and "The Merger—Subservicing Agreement" beginning on page 127.

Termination of the ORM Management Agreement

        The Merger Agreement requires that the ORM Management Agreement must be terminated prior to completion of the Merger. The ORM Management Agreement permits the ORM stockholders to terminate the agreement if the holders of a majority of the outstanding shares of ORM Common Stock vote in favor of such termination. The ORM Board has unanimously recommended (with Mr. Owens abstaining) that the ORM stockholders vote in favor of terminating the ORM Management Agreement.

Conditions to Complete the Merger (Page 147)

        A number of conditions must be satisfied or, to the extent permitted by law, waived before the Merger can be consummated. These include, among others:

  •
  the approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal by ORM stockholders;

  •
  the approval of the Ready Capital Common Stock Issuance Proposal by Ready Capital stockholders;

  •
  effectiveness of the registration statement on Form S-4, of which this joint proxy statement/prospectus constitutes a part, and no stop order suspending the effectiveness of the Form S-4 having been initiated or threatened by the SEC;

  •
  no injunction or law prohibiting the Merger;

  •
  approval for listing on the NYSE of the shares of Ready Capital Common Stock to be issued in the Merger or reserved therefor, subject to official notice of issuance;

  •
  accuracy of each party's representations, subject in most cases to materiality or material adverse effect qualifications;

  •
  the absence of a material adverse effect on either Ready Capital or ORM;

  •
  material performance and compliance with each party's covenants;

  •
  the receipt of tax opinions relating to the REIT status of each of Ready Capital and ORM and relating to the qualification of the Merger as a reorganization under Section 368 of the Code; and

  •
  the termination of the ORM Management Agreement.

Regulatory Approvals Required for the Merger (Page 125)

        Ready Capital and ORM are not aware of any material federal or state regulatory requirements that must be complied with, or approvals that must be obtained, in connection with the Merger or the other transactions contemplated by the Merger Agreement.

Listing of Ready Capital Common Stock and Deregistration of ORM Common Stock (Page 127)

        It is a condition to the completion of the Merger that the shares of Ready Capital Common Stock issuable in connection with the Merger be approved for listing on the NYSE, subject to official notice of issuance. After the Merger is completed, the ORM Common Stock will no longer be listed on the NYSE American and will be deregistered under the Exchange Act.

Accounting Treatment (Page 125)

        Because both Ready Capital and ORM have significant pre-combination activities, the Merger will be accounted for as a business combination by the Combined Company in accordance with Accounting Standards Codification Topic 805, "Business Combinations," which is referred to as ASC 805. In applying the acquisition method specified by ASC 805, it is necessary to identify the accounting acquirer, which may be different from the legal acquirer. Factors considered in identifying an accounting acquirer include, but are not limited to, the relative size of the merging companies, the relative voting interests of the respective stockholders after consummation of a merger, and the composition of senior management and the board after consummation of a merger. Based upon consideration of those factors, Ready Capital has been designated as the accounting acquirer, resulting in an acquisition of ORM. The assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of ORM will be recorded at their respective fair values at the date of the Merger. The consideration transferred in a business combination is typically measured by reference to the fair value of equity issued or other assets transferred by the accounting acquirer. Accordingly, the fair value of the consideration transferred will be measured based on the number of shares of common stock Ready Capital issues to the stockholders of ORM multiplied by the closing price of Ready Capital Common Stock on the day immediately preceding the merger. If the fair value of the consideration transferred exceeds the fair value of the net assets and liabilities acquired, the excess will be recorded as goodwill. Alternatively, if the fair value of the net assets and liabilities acquired exceeds the fair value of consideration transferred, the transaction could result in a bargain purchase gain. Consolidated financial statements of the Combined Company issued after the Merger will reflect these fair value adjustments and the combined results of operations subsequent to the effective date of the Merger. Because Ready Capital is designated as the accounting acquirer, its historical financial statements will become the historical financial statements of the Combined Company upon consummation of the Merger. See "Merger—Accounting Treatment" on page 125.

Comparison of Rights of Ready Capital stockholders and ORM stockholders (Page 210)

        Holders of ORM Common Stock will have different rights following the effective time of the Merger because they will hold shares of Ready Capital Common Stock instead of shares of ORM Common Stock, and there are differences between the governing documents of Ready Capital and ORM. For more information regarding the differences in rights of Ready Capital stockholders and ORM stockholders, see "Comparison of Rights of Ready Capital stockholders and ORM stockholders" beginning on page 210.

Appraisal Rights (Page 125)

        Neither holders of Ready Capital Common Stock nor holders of ORM Common Stock will be entitled to appraisal rights.

Competing Proposals (Page 142)

        From and after the date of the Merger Agreement until the effective time of the Merger or if earlier, the termination of the Merger Agreement, each of Ready Capital and ORM will not, and will cause its subsidiaries and will instruct its representatives not to, among other things, directly or indirectly:

  •
  initiate, solicit or knowingly encourage the making of a Competing Proposal (as defined in "The Merger Agreement—Competing Proposals" beginning on page 142);

  •
  engage in any discussions or negotiations with any person with respect to a Competing Proposal;

  •
  furnish any non-public information regarding Ready Capital or ORM or any of their subsidiaries, as applicable, or access to the properties, assets or employees of Ready Capital or ORM or any of their subsidiaries, as applicable, to any person in connection with or in response to any Competing Proposal;

  •
  enter into any letter of intent or agreement in principle, or other agreement providing for a Competing Proposal (solely in the case of ORM, other than certain confidentiality agreements);

  •
  withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to the other party, the Ready Capital board recommendation or the ORM board recommendation, as applicable, or publicly recommend the approval or adoption of, or publicly approve or adopt, any Competing Proposal;

        Notwithstanding the restrictions set forth above, at any time prior to obtaining the applicable approval of the ORM stockholders at the ORM stockholder meetings, ORM may, directly or indirectly through one or more of its representatives, engage in discussions or negotiations with any person with respect to a Competing Proposal or furnish non-public information regarding ORM or any of its subsidiaries, or access to the properties, assets or employees of ORM or any of its subsidiaries, to any person who has made a written, bona fide ORM Competing Proposal, in each case, if certain conditions are met and the ORM Board or any committee thereof determines, after consultation with its financial advisors and outside legal counsel, that such proposal is, or could be reasonably expected to lead to an ORM Superior Proposal.

        At any time prior to obtaining the applicable approval of its stockholders at its stockholder meetings, ORM may (i) effect a change in its board recommendation in response to a bona fide written ORM Competing Proposal from a third party that was, among other things, not solicited at any time following the execution of the Merger Agreement and did not arise from a material breach of the obligations set forth in certain provisions of the Merger Agreement, if the ORM Board or any committee thereof, among other things, determines after consultation with its financial advisors and outside legal counsel and taking into account any revised proposal that Ready Capital may have made, that a Competing Proposal is an ORM Superior Proposal or (ii) terminate the Merger Agreement in order to enter into a definitive agreement with respect to an ORM Superior Proposal, if prior to doing so, among other things, the ORM Board or any committee thereof determines after consultation with its financial advisors and outside legal counsel and taking into account any revised proposal that Ready Capital may have made, that a Competing Proposal is an ORM Superior Proposal and ORM pays Ready Capital a termination fee of $8.0 million.

        See "The Merger Agreement—Competing Proposals" beginning on page 142.

Termination of the Merger Agreement (Page 149)

        The Merger Agreement may be terminated at any time before the effective time of the Merger by the mutual written consent of Ready Capital and ORM.

        The Merger Agreement may also be terminated prior to the effective time of the Merger by either Ready Capital or ORM if:

  •
  any governmental entity of competent jurisdiction has issued a final and non-appealable order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger, or if any law has been adopted prior to the effective time of the Merger that permanently makes the consummation of the Merger illegal or otherwise permanently prohibited;

  •
  the Merger has not been consummated on or before 5:00 p.m. New York, New York time, on May 7, 2019 (provided that this termination right will not be available to any party whose failure to fulfil any material covenant or agreement under the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before that date);

  •
  the other party breaches any of its representations, warranties, covenants or other agreements, if such breach resulted in a failure of a closing condition, and such breach cannot be or has not been cured within 30 days, provided that the other party may not terminate if such other party is similarly in breach;

  •
  Ready Capital stockholders have failed to approve the issuance of shares of Ready Capital Common Stock in connection with the Merger, or ORM stockholders have failed to approve Merger and the other transactions contemplated by the Merger Agreement, as applicable; or

  •
  the other party's board of directors has effected a change in its board recommendation prior to the time that such party has obtained the applicable approval of its stockholders at its respective stockholder meeting.

        ORM also may terminate the Merger Agreement in order to enter into a definitive agreement with respect to an ORM Superior Proposal.

        For more information regarding termination of the Merger Agreement, see "The Merger Agreement—Termination of the Merger Agreement" beginning on page 149.

Termination Fees and Expenses (Page 150)

        Generally, all fees and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring those fees and expenses; provided that, in certain circumstances, Ready Capital may be obligated to pay to ORM a termination fee of $10.0 million or an expense amount equal to $1.0 million, or ORM may be obligated to pay to Ready Capital a termination fee of $8.0 million or an expense amount equal to $1.0 million.

        For further discussion of the termination fees, see "The Merger Agreement—Termination Fees and Expenses" beginning on page 150.

Litigation Relating to the Merger (Page 128)

        A purported class action lawsuit has been filed by an individual who claims to be a stockholder of ORM. The lawsuit, Richard Scarantino v. Owens Realty Mortgage,  Inc., et al. (the "Scarantino Lawsuit"), was filed in the Circuit Court for Baltimore City, Maryland on February 8, 2019. It names ORM, its directors and Ready Capital as defendants. The plaintiff alleges that the ORM directors breached their fiduciary duties because, according to the plaintiff, the consideration to be received by ORM's shareholders in the Merger "appears inadequate," some financial and other disclosures to ORM's stockholders regarding the Merger are deficient, and the terms of the Merger Agreement have precluded other bidders from making competing offers for ORM. The plaintiff seeks, among other things: injunctive relief preventing the defendants from proceeding with, consummating, or closing the Merger; rescission of the Merger or rescissory damages if the Merger is consummated prior to entry of final judgment by the court; an accounting of any damages suffered as a result of the wrongdoing he alleges; and litigation costs (including attorneys' and expert fees and expenses). Ready Capital and ORM believe the claims asserted in the Scarantino Lawsuit are without merit. For more information, see "Litigation Relating to the Merger" on page 128.

Material U.S. Federal Income Tax Consequences (Page 153)

        The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code, and the closing of the Merger is conditioned on the receipt by each of ORM and Ready Capital of an opinion from its respective tax counsel to that effect. Provided that the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, the holders of ORM Common Stock generally will not recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of ORM Common Stock for shares of Ready Capital Common Stock in the Merger, except with respect to any cash received in lieu of fractional shares of Ready Capital Common Stock. A holder of ORM Common Stock generally will recognize gain or loss with respect to cash received in lieu of a fractional share of Ready Capital Common Stock in the Merger measured by the difference, if any, between the amount of cash received for such fractional share and the holder's tax basis in such fractional share. The holders of Ready Capital Common Stock generally will not recognize any gain or loss for U.S. federal income tax purposes.

        The tax consequences to you of the Merger will depend on your own situation. You should consult your tax advisor for a full understanding of the tax consequences to you of the Merger. For more information regarding the U.S. federal income tax consequences of the Merger to holders of ORM Common Stock and the ownership of Ready Capital Common Stock, please see "Material U.S. Federal Income Tax Consequences—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 154 and "—The Combined Company" beginning on page 158.

Description of Ready Capital Stock (Page 199)

        As of February 14, 2019, 32,124,966 shares of Ready Capital Common Stock were issued and outstanding and zero shares of Ready Capital preferred stock were issued and outstanding. Based on the Exchange Ratio of 1.441, upon consummation of the Merger, the Combined Company would be expected to have approximately 44,348,796 shares of Ready Capital Common Stock, zero shares of Ready Capital preferred stock issued and outstanding.

        Voting rights are vested in the holders of the Ready Capital Common Stock, and such holders are entitled to receive dividends on such Ready Capital Common Stock if, as and when authorized by the Ready Capital Board, and declared by Ready Capital out of assets legally available therefor.

Selected Historical Financial Information of Ready Capital

        The following selected historical financial information for each of the years during the five-year period ended December 31, 2017 and the selected balance sheet data as of December 31 for each of the years in the five-year period ended December 31, 2017, have been derived from Ready Capital's audited consolidated financial statements and related notes included in Ready Capital's Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated by reference herein. The selected historical financial information as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 have been derived from Ready Capital's unaudited interim consolidated financial statements and related notes included in Ready Capital's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, which is incorporated herein by reference. The following selected historical financial information as of September 30, 2017 has been derived from Ready Capital's unaudited interim consolidated financial statements and related notes included in Ready Capital's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which is not included or incorporated herein by reference.

        Ready Capital prepared the consolidated financial statements utilizing the specialized accounting principles of Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC Topic 946) from its inception through September 30, 2013. In accordance with this specialized accounting guidance, Ready Capital carried its investments at fair value, did not consolidate loan securitizations on its consolidated financial statements and recorded investments in subsidiary entities as investments or using the equity method of accounting. Following the conversion from investment company to operating company accounting, Ready Capital did not prepare its consolidated financial statements utilizing the specialized accounting guidance for investment companies, and, therefore, it no longer reflected the SBC loan assets that were held in its securitization trusts as mortgage-backed securities, but instead consolidated the SBC loans held in these trusts and the associated notes on Ready Capital's consolidated balance sheet and included both the interest income from such SBC loans and the associated interest expense on the notes in Ready Capital's consolidated statements of income.

        On October 31, 2016, Ready Capital became a publicly traded company through its merger with and into a subsidiary of ZAIS Financial Corp. ("ZAIS Financial"), with ZAIS Financial surviving the merger and changing its name to Sutherland Asset Management Corporation (and later changing to Ready Capital Corporation on September 25, 2018). Ready Capital was designated as the accounting acquirer because of its larger pre-merger size relative to ZAIS Financial, the relative voting interests of Ready Capital's stockholders after consummation of the merger, and Ready Capital's senior management and board continuing on after the consummation of the merger. Because it was designated as the accounting acquirer, Ready Capital's historical financial statements (and not those of ZAIS Financial) are the historical financial statements following the consummation of the merger and are included in this joint proxy statement/prospectus. Ready Capital's results of operations for the year ended December 31, 2016 include for the last two months of the year the operating results related to the assets of ZAIS Financial which were not disposed of prior to the closing of the merger.

        The information set forth below is not necessarily indicative of future results and you should read the selected historical financial information presented below together with the consolidated financial statements and the related notes thereto and management's discussion and analysis of financial condition and results of operations of Ready Capital included in Ready Capital's Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 (filed as Sutherland Asset Management Corporation), June 30, 2018 (filed as Sutherland Asset Management Corporation) and September 30, 2018, which are incorporated herein by reference. See also "Where You Can Find More Information and Incorporation by Reference" on page 225.

	Operating Company Accounting(a)						Investment Company Accounting(b)
	As of and for the Nine Months Ended September 30, 2018	As of and for the Nine Months Ended September 30, 2017	As of and for the Year Ended December 31, 2017	As of and for the Year Ended December 31, 2016	As of and for the Year Ended December 31, 2015	As of and for the Year Ended December 31, 2014	As of and for the Quarter Ended December 31, 2013	As of and for the Nine Months Ended September 30, 2013
	(In thousands, except share data)
Income Statement Data
Interest income	$123,295	$102,169	$138,305	$137,023	$148,955	$92,947	$6,150	$11,089
Interest expense	(77,996)	(53,579)	(74,646)	(57,772)	(47,806)	(19,245)	(2,183)	—
Provision for loan losses	(571)	(1,857)	(2,363)	(7,819)	(19,643)	(11,797)	(1,749)	—
Other non-interest income (expense)	(32,394)	(29,970)	(39,172)	(31,068)	(34,188)	(39,113)	(5,071)	(11,944)
Realized and unrealized gains	43,760	18,084	26,329	24,851	5,913	13,498	1,939	3,483
Provision for income taxes	(4,123)	(1,763)	(1,839)	(9,651)	(7,810)	(897)	—	—
Net income from continuing operations	51,971	33,084	45,814	55,564	45,421	35,393	(914)	2,668
Loss from discontinued operations, net of tax	—	—	—	(2,158)	(653)	(2,671)	(1,294)	—
Net income	51,971	33,084	45,814	53,406	44,768	32,722	(2,208)	2,668
Net income attributable to Ready Capital Corporation	50,081	31,193	43,290	49,169	40,383	29,337	(1,832)	2,628
Basic earnings per share:
Continuing operations	$1.57	$1.00	$1.38	$1.93	$1.62	$1.30	(0.05)	N/A
Net income	$1.57	$1.00	$1.38	$1.85	$1.59	$1.19	(0.11)	N/A
Diluted earnings per share:
Continuing operations	$1.57	$1.00	$1.38	$1.93	$1.62	$1.30	(0.05)	N/A
Net income	$1.57	$1.00	$1.38	$1.85	$1.59	$1.19	(0.11)	N/A
Dividends declared per share of common stock	$1.17	$1.11	$1.48	$1.61	$1.78	$1.15	—	N/A
Weighted-average basic shares of common stock outstanding(c)	32,073,665	31,120,476	31,350,102	26,647,981	25,287,277	24,595,199	17,007,632	N/A
Balance Sheet Data
Total assets	$2,900,759	$2,503,143	$2,523,503	$2,605,267	$2,329,781	$1,680,896	$621,659	N/A
Total liabilities	$2,331,723	$1,948,090	$1,968,036	$2,053,165	$1,849,568	$1,206,205	$150,752	N/A
Total Ready Capital Corporation Stockholders' equity	$549,570	$535,715	$536,073	$513,097	$441,321	$425,560	$420,980	N/A
Total non-controlling interests	$19,466	$19,338	$19,394	$39,005	$38,892	$49,131	$49,927	N/A

(a)
Non-investment Company Accounting applying other U.S. GAAP.

(b)
Investment Company Accounting applying specialized industry-specific accounting guidance contained in ASC Topic 946.

(c)
Includes vested Restricted Stock Units ("RSUs").

Explanatory Note

        On January 1, 2018, Ready Capital adopted Accounting Standard Update No. 2016-18: Statement of Cash Flows—Restricted Cash ("ASU 2016-18"). The amendments in ASU 2016-18 require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents and amounts generally described as restricted cash or restricted cash equivalents. Thus, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning of period and end of period total amounts shown on the statement of cash flows. This change was adopted retrospectively in Ready Capital's condensed consolidated financial statements included in the Quarterly Reports on Form 10-Q during the fiscal year 2018. Ready Capital does not believe that the adoption of the ASU 2016-18 amendments have a material impact on Ready Capital's consolidated financial statements, and therefore, Ready Capital's consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2017 have not been recast to reflect this immaterial change. The adoption of the ASU 2016-18 amendments resulted in a change to the consolidated statement of cash flows for the years ended December 31, 2017 and 2016, which will be reflected in Ready Capital's Annual Report on Form 10-K for the year ended December 31, 2018. The adoption of the ASU 2016-18 amendments also resulted in a change to the consolidated statement of cash flows for the year ended December 31, 2015. The following table provides information regarding Ready Capital's cash flows for the years ended December 31, 2017, 2016 and 2015, adjusted to reflect ASU 2016-18 (in thousands):

	Year Ended December 31,
	2017	2016	2015
Net cash provided by operating activities	$352,489	$16,482	$28,501
Net cash (used in) provided by operating activities of discontinued operations	—	(1,719)	428
Net cash (used in) provided by investing activities	(235,728)	385,052	(185,409)
Net cash used in investing activities of discontinued operations			(1,264)
Net cash (used in) provided by financing activities	(106,396)	(381,461)	144,589

Net increase (decrease) in cash, cash equivalents and restricted cash	10,365	18,354	(13,155)
Cash, cash equivalents and restricted cash—beginning of year	80,564	62,210	75,365

Cash, cash equivalents and restricted cash—end of year	$90,929	$80,564	$62,210

Selected Historical Financial Information of ORM

        The following selected historical financial information for each of the years during the five-year period ended December 31, 2017 and the selected balance sheet data as of December 31 for each of the years in the five-year period ended December 31, 2017, have been derived from ORM's audited consolidated financial statements and related notes included in ORM's Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated by reference herein.

        The selected historical financial information as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 have been derived from ORM's unaudited interim consolidated financial statements and related notes included in ORM's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, which is incorporated herein by reference. The following selected historical financial information as of September 30, 2017 has been derived from ORM's unaudited interim consolidated financial statements and related notes included in Ready Capital's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 which is not included or incorporated herein by reference.

        The information set forth above is not necessarily indicative of future results and you should read the selected historical financial information presented below together with the consolidated financial statements and the related notes thereto and management's discussion and analysis of financial condition and results of operations of ORM included in ORM's Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Reports on Form 10-Q for the quarters ended

March 31, 2018, June 30, 2018 and September 30, 2018 which are incorporated herein by reference. See also "Where You Can Find More Information and Incorporation by Reference" on page 225.

	As of and for the Nine Months Ended September 30, 2018	As of and for the Nine Months Ended September 30, 2017	As of and for the Year Ended December 31, 2017	As of and for the Year Ended December 31, 2016	As of and for the Year Ended December 31, 2015	As of and for the Year Ended December 31, 2014	As of and for the Year Ended December 31, 2013
	(In thousands, except share data)
Income Statement Data
Interest income	$9,415	$8,152	$10,841	$8,922	$8,277	$5,382	$3,021
Rental Income	3,421	3,392	4,505	7,977	12,791	12,268	11,223
Other revenues	226	138	187	179	175	170	165

Total revenue	$13,062	$11,682	$15,533	$17,078	$21,243	$17,820	$14,409

Real estate operating expenses	3,348	3,890	4,981	7,046	8,510	8,158	8,151
Depreciation and amortization	597	917	1,138	1,258	2,052	2,255	2,485
Management fees	2,186	2,781	3,546	3,286	2,051	1,727	1,664
Interest expense	1,833	1,121	1,588	2,859	1,938	1,162	514
(Reversal of) provision for loan losses	(207)	(222)	(360)	1,285	(1,027)	(1,870)	(7,822)
Impairment losses on real estate properties	746	649	1,423	3,228	1,590	179	666
Other expenses	1,666	1,812	2,597	1,882	1,618	1,822	1,828

Total expenses	$10,169	$10,948	$14,913	$20,844	$16,732	$13,433	$7,486

Operating income (loss)	2,893	734	620	(3,766)	4,511	4,387	6,922
Gains sales of real estate, net	2,485	14,460	14,729	24,498	21,818	3,243	2,943
Gains on foreclosure of loans	—	—	—	—	—	465	952
Settlement expense	—	—	(2,627)	—	—	—	—

Net income (loss) before income taxes	$5,378	$15,194	$12,722	$20,732	$26,329	$8,095	$10,818
Income tax (expense) benefit	(317)	(2,090)	(4,042)	7,249	(93)	—	—

Net income	5,061	13,104	8,680	27,981	26,236	8,095	10,818
Net income attributable to non-controlling interests	—	—	—	(3,571)	(2,667)	(165)	(2,085)

Net income attributable to common stockholders	$5,061	$13,104	$8,680	$24,410	$23,569	$7,930	$8,733

Weighted-average shares outstanding	8,859,495	10,222,529	10,162,496	10,247,477	10,594,807	10,768,370	11,127,820
Earnings per common share (basic and diluted)	$0.57	$1.28	$0.85	$2.38	$2.22	$0.74	$0.78
Dividends declared per common share	$0.56	$0.28	$0.38	$0.32	$0.41	$0.27	$0.25
Balance Sheet Data
Loans, net	$144,212	$134,917	$144,344	$126,975	$104,901	$65,164	$54,057
Real estate held for sale	37,026	56,809	56,110	75,844	100,191	59,494	5,890
Real estate held for investment	22,710	25,560	24,356	37,280	53,647	103,522	129,426
Other assets	27,313	38,373	14,201	19,464	13,254	13,743	17,268
Total assets	231,261	255,659	239,011	259,562	271,994	241,924	206,642
Total indebtedness	36,751	29,781	31,747	38,362	66,375	49,020	13,918
Total liabilities	$40,034	$33,075	$38,021	$44,035	$72,485	$53,177	$20,415
Non-controlling interests	$—	$—	$—	$—	$4,529	$4,175	$6,352
Total equity	191,227	222,584	200,990	215,528	199,509	188,747	186,226
Book value per share	$22.54	$22.12	$22.10	$21.03	$19.03	$17.14	$16.66

Selected Unaudited Pro Forma Condensed Combined Financial Information (Page 228)

        The following table shows summary unaudited pro forma condensed combined financial information about the condensed combined financial condition and operating results of Ready Capital and ORM after giving effect to the Merger. The unaudited pro forma condensed combined financial information assumes that the Merger is accounted for as a business combination with Ready Capital as the acquiring entity. The unaudited pro forma condensed combined balance sheet data gives effect to the Merger as if it had occurred on September 30, 2018. The unaudited pro forma condensed combined statements of income data gives effect to the Merger as if it had occurred on January 1, 2017. The summary unaudited pro forma condensed combined financial information listed below has been derived from and should be read in conjunction with (1) the more detailed unaudited pro forma condensed combined financial information, including the notes thereto, appearing elsewhere in this joint proxy statement/prospectus and (2) the historical consolidated financial statements and related notes of both Ready Capital and ORM, incorporated herein by reference. See "Unaudited Pro Forma Condensed Combined Financial Information" beginning on page 228 and "Where You Can Find More Information and Incorporation by Reference" beginning on page 225.

	As of and for the Nine Months Ended September 30, 2018
	Ready Capital Corporation (Historical)	ORM (Historical)	Pro Forma Adjustments	Pro Forma Combined
	(In thousands, except share data)
Income Statement Data
Interest income	$123,295	$9,415	$726	$133,436
Interest expense	(77,996)	(1,833)	—	(79,829)
Provision for loan losses	(571)	207	—	(364)
Other non-interest income	63,913	6,132	140	70,185
Other non-interest expense	(96,307)	(8,543)	242	(104,608)
Realized and unrealized gains	43,760	—	—	43,760
Provision for income taxes	(4,123)	(317)	—	(4,440)
Net income	51,971	5,061	1,108	58,140
Net income attributable to common stockholders	50,081	5,061	1,080	56,222
Earnings per share—Basic	$1.57	$0.57	$—	$1.27
Earnings per share—Diluted	$1.57	$0.57	$—	$1.27
Weighted average shares of common stock outstanding	32,073,665	8,859,495	12,223,830	44,297,495
Balance Sheet Data
Total assets	$2,900,759	$231,261	$13,478	$3,145,498
Total liabilities	$2,331,723	$40,034	$—	$2,371,757
Total common stockholders' equity	$549,570	$191,227	$13,663	$754,460
Total non-controlling interests	$19,466	$—	$(185)	$19,281

	For the Year Ended December 31, 2017
	Ready Capital Corporation (Historical)	ORM (Historical)	Pro Forma Adjustments	Pro Forma Combined
	(In thousands, except share data)
Income Statement Data
Interest income	$138,305	$10,841	$757	$149,903
Interest expense	(74,646)	(1,588)	—	(76,234)
Provision for loan losses	(2,363)	360	—	(2,003)
Other non-interest income	73,152	19,421	103	92,675
Other non-interest expense	(113,124)	(16,312)	392	(129,043)
Realized and unrealized gains	26,329	—	—	26,329
Provision for income taxes	(1,839)	(4,042)	—	(5,881)
Net income	45,814	8,680	1,253	55,747
Net income attributable to common stockholders	43,290	8,680	1,221	53,191
Earnings per share—Basic	$1.38	$0.85	$—	$1.16
Earnings per share—Diluted	$1.38	$0.85	$—	$1.16
Weighted average shares of common stock outstanding	31,350,102	10,162,496	14,644,157	45,994,259

Unaudited Comparative Per Share Information (Page 198)

        The following table sets forth for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, selected per share information for Ready Capital Common Stock on a historical and pro forma combined basis and for ORM Common Stock on a historical and pro forma equivalent basis. The historical information for the year ended December 31, 2017 is derived from audited financial statements. You should read the table below together with the historical consolidated financial statements and related notes thereto of Ready Capital and ORM contained in Ready Capital's Annual Report on Form 10-K for the year ended December 31, 2017, ORM's Annual Report on Form 10-K for the year ended December 31, 2017, and each of Ready Capital's and ORM's respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2018, June 30, 2018 and September 30, 2018, all of which are incorporated herein by reference into this joint proxy statement/prospectus. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 225.

        The unaudited pro forma combined amounts and the unaudited pro forma combined equivalent amounts were calculated using the methodology as described in the section titled "Unaudited Pro Forma Condensed Combined Financial Information," and are subject to all the assumptions, adjustments and limitations described thereunder. The unaudited pro forma data and equivalent per share information give effect to the Merger as if it had been effective on the dates presented in the case of book value data, and as if it occurred on January 1, 2017 in the case of earnings per share and dividends data. The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual financial position and operating results would have been had the Merger occurred on such dates, nor do they purport to represent Ready Capital's future financial position or operating results.

	Ready Capital Corporation Historical	ORM Historical	Pro Forma Combined	Pro Forma Combined Equivalent(2)
Earnings (loss) Per Common Share
Basic: For the nine months ended September 30, 2018	$1.57	$0.57	$1.37	$1.27
Diluted: For the nine months ended September 30, 2018	$1.57	$0.57	$1.37	$1.27
Basic: For the year ended December 31, 2017	$1.38	$0.85	$1.28	$1.16
Diluted: For the year ended December 31, 2017	$1.38	$0.85	$1.28	$1.16
Book Value per Common Share
September 30, 2018	$17.14	$22.54	$19.08	$17.03
Dividends per share of common stock(1)
For the nine months ended September 30, 2018	$1.17	$0.56	$1.04	$1.00
For the year ended December 31, 2017	$1.48	$0.38	$1.26	$1.13

(1)
Pro forma dividends per share of common stock are not presented as the dividend policy for the Combined Company will be determined by the Ready Capital Board following the completion of the Merger.

(2)
Reflects shares of ORM Common Stock after giving effect to the Exchange Ratio of 1.441.

RISK FACTORS

        In addition to other information included elsewhere in this joint proxy statement/prospectus and in the annexes to this joint proxy statement/prospectus, including the matters addressed in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 61, you should carefully consider the following risk factors in deciding whether to vote for the Ready Capital Common Stock Issuance Proposal, the ORM Merger Proposal or the ORM Management Agreement Termination Proposal. In addition, you should read and consider the risks associated with the businesses of each of Ready Capital and ORM. These risks can be found in the Annual Report on Form 10-K for the year ended December 31, 2017 and other reports of ORM and the Annual Report on Form 10-K for the year ended December 31, 2017 and other reports of Ready Capital, which reports are incorporated by reference into this joint proxy statement/prospectus, including particularly the sections therein titled "Risk Factors". You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. Please also see "Where You Can Find More Information and Incorporation by Reference" on page 225.

Risks Related to the Merger

The Merger is subject to a number of conditions which, if not satisfied or waived in a timely manner, would delay the Merger or adversely impact Ready Capital's and ORM's ability to complete the transaction.

        The completion of the Merger is subject to the satisfaction or waiver of a number of conditions. In addition, under circumstances specified in the Merger Agreement, Ready Capital or ORM may terminate the Merger Agreement. In particular, completion of the Merger requires (i) the approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal by the ORM stockholders, and (ii) the approval of the Ready Capital Common Stock Issuance Proposal by Ready Capital stockholders. While it is currently anticipated that the Merger will be completed shortly after the later of the ORM special meeting to approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal and the Ready Capital special meeting to approve the Ready Capital Common Stock Issuance Proposal, there can be no assurance that the conditions to Closing will be satisfied in a timely manner or at all, or that an effect, event, circumstance, occurrence, development or change will not transpire that could delay or prevent these conditions from being satisfied. Accordingly, Ready Capital and ORM cannot provide any assurances with respect to the timing of the Closing, whether the Merger will be completed at all and when the ORM stockholders would receive the consideration for the Merger, if at all.

Failure to consummate the Merger as currently contemplated or at all could adversely affect the price of Ready Capital Common Stock or ORM Common Stock and the future business and financial results of Ready Capital and/or ORM.

        The Merger may be consummated on terms different than those contemplated by the Merger Agreement, or the Merger may not be consummated at all. If the Merger is not completed, or is completed on different terms than as contemplated by the Merger Agreement, Ready Capital and ORM could be adversely affected and subject to a variety of risks associated with the failure to consummate the Merger, or to consummate the Merger as contemplated by the Merger Agreement, including the following:

  •
  the Ready Capital stockholders and the ORM stockholders may be prevented from realizing the anticipated benefits of the Merger;

  •
  the market price of Ready Capital Common Stock or ORM Common Stock could decline significantly;

  •
  reputational harm due to the adverse perception of any failure to successfully consummate the Merger;

  •
  Ready Capital and ORM being required, under certain circumstances, to pay to the other party a termination fee or expense amount;

  •
  incurrence of substantial costs relating to the proposed Merger, such as legal, accounting, financial advisor, filing, printing and mailing fees; and

  •
  the attention of Ready Capital's and ORM's management and employees may be diverted from their day-to-day business and operational matters as a result of efforts relating to attempting to consummate the Merger.

        Any delay in the consummation of the Merger or any uncertainty about the consummation of the Merger on terms other than those contemplated by the Merger Agreement, or if the Merger is not completed, could materially adversely affect the business, financial results and stock price of Ready Capital and ORM.

The Merger Agreement contains provisions that could discourage a potential competing acquirer of either Ready Capital or ORM or could result in any competing acquisition proposal being at a lower price than it might otherwise be.

        The Merger Agreement contains provisions that, subject to limited exceptions, restrict the ability of each of Ready Capital and ORM to solicit, initiate, knowingly encourage or facilitate any Competing Proposal. With respect to any written, bona fide Competing Proposal received by either Ready Capital or ORM, the other party generally has an opportunity to offer to modify the terms of the Merger Agreement in response to such proposal before the Ready Capital Board or ORM Board, as the case may be, or committee thereof, may withdraw or modify its recommendation to their respective stockholders in response to such Competing Proposal. In the event that either party's board of directors withdraws or modifies its recommendation, the other party may terminate the Merger Agreement, in which case ORM may be required to pay to Ready Capital a termination fee of $8.0 million or Ready Capital may be required to pay to ORM a termination fee of $10.0 million, payable by the party whose board withdrew or modified its recommendation. Similarly, such termination fees less any amount previously paid as expense reimbursement may be payable in certain other circumstances as described in the Merger Agreement. See "The Merger Agreement—Competing Proposals" beginning on page 142, "The Merger Agreement—Termination of the Merger Agreement" beginning on page 149 and "The Merger Agreement—Termination Fees and Expenses" beginning on page 150.

        These provisions could discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of Ready Capital or ORM from considering or proposing a competing acquisition, even if the potential competing acquirer was prepared to pay consideration with a higher per share cash value than that market value proposed to be received or realized in the Merger, or might result in a potential competing acquirer proposing to pay a lower price than it might otherwise have proposed to pay because of the added expense of the termination fee or expense amount that may become payable in certain circumstances under the Merger Agreement.

The pendency of the Merger could adversely affect Ready Capital's and ORM's business and operations.

        In connection with the pending Merger, some of the parties with whom Ready Capital or ORM does business may delay or defer decisions, which could negatively impact Ready Capital's or ORM's revenues, earnings, cash flows and expenses, regardless of whether the Merger is completed. In addition, under the Merger Agreement, Ready Capital and ORM are each subject to certain restrictions on the conduct of its respective business prior to completing the Merger. These restrictions may prevent Ready Capital or ORM from pursuing certain strategic transactions, acquiring and disposing assets, undertaking certain capital projects, undertaking certain financing transactions and otherwise pursuing other actions that are not in the ordinary course of business, even if such actions could prove beneficial. These restrictions may impede Ready Capital's or ORM's growth which could negatively impact its respective revenue, earnings and cash flows. Additionally, the pendency of the Merger may make it more difficult for Ready Capital or ORM to effectively retain and incentivize key personnel.

A decline in Ready Capital's adjusted book value per share below $16.63 or ORM's adjusted book value per share below $21.86 as of the Determination Date will affect the number of shares of Ready Capital Common Stock issued by Ready Capital and received by ORM stockholders at the Closing, and the market value of Ready Capital Common Stock received by ORM stockholders will fluctuate based on the trading price of Ready Capital Common Stock.

        The number of shares of Ready Capital Common Stock to be received by ORM stockholders will be based on the Exchange Ratio of 1.441, subject to adjustment as provided in the Merger Agreement. Pursuant to the terms of the Merger Agreement, each share of ORM Common Stock outstanding as of immediately prior to the effective time of the Merger will be converted into the right to receive 1.441 shares of Ready Capital Common Stock, plus cash in lieu of fractional shares. The base Exchange Ratio of 1.441 will not be adjusted if, on the Determination Date, the adjusted book value per share of ORM is equal to or greater than $21.86 and the adjusted book value per share of Ready Capital is equal to or greater than $16.63. However, if, on the Determination Date, the adjusted book value per share of ORM is less than $21.86 or the adjusted book value per share of Ready Capital is less than $16.63, the Exchange Ratio will be adjusted and calculated as provided in the Merger Agreement. See "The Merger Agreement—Consideration for the Merger" on page 129. As a result, a decline in Ready Capital's adjusted book value per share below $16.63 or ORM's adjusted book value per share below $21.86 as of the Determination Date will affect the number of shares of Ready Capital Common Stock issued by Ready Capital and received by ORM stockholders at the Closing.

        Changes in Ready Capital's book value per share and ORM's book value per share may result from a variety of factors (some of which may be beyond the control of Ready Capital and ORM), including the following factors:

  •
  changes in interest rates;

  •
  changes in prepayment rates of mortgages;

  •
  the occurrence, extent and timing of credit losses within Ready Capital's and ORM's respective portfolios;

  •
  exposure to adjustable-rate and negative amortization mortgage loans;

  •
  the state of the credit markets and other general economic conditions, particularly as they affect the price of earning assets and the credit status of borrowers;

  •
  the concentration of the credit risks to which Ready Capital and ORM are exposed;

  •
  legislative and regulatory actions affecting Ready Capital's and ORM's businesses;

  •
  the availability and cost of Ready Capital's and ORM's target assets;

  •
  the availability and cost of financing for Ready Capital's and ORM's target assets;

  •
  increases in payment delinquencies and defaults on the mortgages;

  •
  changes in liquidity in the market for real estate securities, the re-pricing of credit risk in the capital markets, inaccurate ratings of securities by rating agencies, rating agency downgrades of securities, and increases in the supply of real estate securities available-for-sale; and

  •
  other factors beyond the control of either Ready Capital or ORM, including those described or referred to elsewhere in this "Risk Factors" section.

        Additionally, the market value of Ready Capital Common Stock received by ORM stockholders will fluctuate based on the trading price of Ready Capital Common Stock. Therefore, Ready Capital stockholders cannot be sure of the final Exchange Ratio or the market value of the consideration that will be paid to ORM stockholders upon completion of the Merger, and ORM stockholders cannot be sure of the final Exchange Ratio or the market value of the consideration they will receive upon completion of the Merger. Neither Ready Capital nor ORM has the right to terminate the Merger Agreement based on an increase or decrease in their respective adjusted book value per share or the market price of Ready Capital Common Stock.

The Merger and related transactions are subject to Ready Capital stockholder approval and ORM stockholder approval.

        The Merger cannot be completed unless (i) ORM stockholders approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal by the affirmative vote of the holders of at least a majority of all outstanding shares of ORM Common Stock entitled to vote on those matters and (ii) Ready Capital stockholders approve the Ready Capital Common Stock Issuance Proposal by the affirmative vote of a majority of the votes cast on such proposal, provided a quorum is present. Pursuant to the guidance of the NYSE, abstentions with regard to the Ready Capital Common Stock Issuance Proposal will have the effect of a vote against such proposal. If stockholder approval is not obtained from either ORM stockholders or Ready Capital stockholders, the Merger and related transactions cannot be completed.

The voting power of Ready Capital stockholders and ORM stockholders will be diluted by the Merger.

        The Merger will dilute the ownership position of Ready Capital stockholders and result in ORM stockholders having an ownership stake in the Combined Company that is smaller than their current stake in ORM. Ready Capital and ORM estimate that, immediately following the completion of the Merger, Ready Capital stockholders as of immediately prior to Closing will own in the aggregate approximately 72.4% of outstanding shares of common stock of the Combined Company and ORM stockholders as of immediately prior to Closing will own in the aggregate approximately 27.6% of outstanding shares of common stock of the Combined Company, based on the number of issued and outstanding shares of Ready Capital Common Stock and ORM Common Stock (excluding Cancelled Shares) as of February 14, 2019, and the Exchange Ratio of 1.441. Consequently, Ready Capital stockholders and ORM stockholders, as a general matter, will have less influence over the Combined Company's management and policies after the effective time of the Merger than they currently exercise over the management and policies of Ready Capital and ORM, respectively.

If the Merger is not consummated by May 7, 2019, Ready Capital or ORM may terminate the Merger Agreement.

        Either Ready Capital or ORM may terminate the Merger Agreement under certain circumstances, including if the Merger has not been consummated by May 7, 2019. However, this termination right will not be available to a party if that party failed to fulfill its obligations under the Merger Agreement and that failure was the cause of, or resulted in, the failure to consummate the Merger on or before such date.

The market price of Ready Capital Common Stock may decline as a result of the Merger and the market price of Ready Capital Common Stock after the consummation of the Merger may be affected by factors different from those affecting the price of Ready Capital Common Stock or the price of ORM Common Stock before the Merger.

        The market price of Ready Capital Common Stock may decline as a result of the Merger if the Combined Company does not achieve the perceived benefits of the Merger or the effect of the Merger on the Combined Company's financial results is not consistent with the expectations of financial or industry analysts.

        In addition, upon consummation of the Merger, Ready Capital stockholders and ORM stockholders will own interests in the Combined Company operating an expanded business with a different mix of assets, risks and liabilities. Ready Capital current stockholders and ORM's current stockholders may not wish to continue to invest in the Combined Company, or for other reasons may wish to dispose of some or all of their shares of Ready Capital Common Stock. If, following the effective time of the Merger, a large amount of Ready Capital Common Stock is sold, the price of Ready Capital Common Stock could decline.

        Further, the Combined Company's results of operations, as well as the market price of Ready Capital Common Stock after the Merger may be affected by factors in addition to those currently affecting Ready Capital's or ORM's results of operations and the market prices of Ready Capital Common Stock and ORM Common Stock, particularly the increase in the Combined Company's leverage compared to that in place for Ready Capital and ORM today, and other differences in assets and capitalization. Accordingly, Ready Capital's and ORM's historical market prices and financial results may not be indicative of these matters for the Combined Company after the Merger.

Shares of Ready Capital Common Stock received by ORM stockholders as a result of the Merger will have different rights from shares of ORM Common Stock.

        Upon the completion of the Merger, ORM stockholders will no longer be stockholders of ORM and will become stockholders of Ready Capital. There will be important differences between the current rights of ORM stockholders and the rights to which such stockholders will be entitled as stockholders of Ready Capital. See the section entitled "Comparison of Rights of Ready Capital stockholders and ORM stockholders" beginning on page 210 for a discussion on the different rights associated with the shares of Ready Capital Common Stock.

Directors and executive officers of ORM may have interests in the Merger that are different from, or in addition to, the interests of ORM stockholders.

        Directors and executive officers of ORM may have interests in the Merger that are different from, or in addition to, the interests of ORM stockholders generally. ORM stockholders should be aware that directors and executive officers of ORM have interests in the Merger that may present actual or potential conflicts of interests. These interests include: (i) two of ORM's directors and all of ORM's executive officers being owners or employees of the ORM Manager, and in connection with the completion of the Merger, the ORM Management Agreement must be terminated; and (ii) continued indemnification and insurance coverage for the directors and executive officers of ORM in accordance with the Merger Agreement. Upon Closing, Gilbert E. Nathan, an independent director from the ORM Board, will be elected to the Ready Capital Board and will be entitled to compensation pursuant to Ready Capital's independent director compensation program. The interests are described in more detail in the section entitled "The Merger—Interests of ORM's Directors and Executive Officers in the Merger" beginning on page 122.

Completion of the Merger may trigger change in control or other provisions in certain agreements to which ORM is a party.

        The completion of the Merger may trigger change in control or other provisions in certain agreements to which ORM is a party. If Ready Capital and ORM are unable to negotiate waivers of those provisions, the counterparties may exercise their rights and remedies under the agreements, potentially terminating the agreements or seeking monetary damages. Even if Ready Capital and ORM are able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to ORM.

An adverse judgment in any litigation challenging the Merger may prevent the Merger from becoming effective or from becoming effective within the expected timeframe.

        It is possible that Ready Capital stockholders or ORM stockholders may file lawsuits challenging the Merger or the other transactions contemplated by the Merger Agreement, which may name Ready Capital, ORM, Ready Capital Board and/or the ORM Board as defendants. The outcome of such lawsuits cannot be assured, including the amount of costs associated with defending these claims or any other liabilities that may be incurred in connection with the litigation of these claims. If plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Merger on the agreed-upon terms, such an injunction may delay the consummation of the Merger in the expected timeframe, or may prevent the Merger from being consummated altogether. Whether or not any plaintiff's claim is successful, this type of litigation may result in significant costs and divert management's attention and resources, which could adversely affect the operation of Ready Capital's business and/or ORM's business.

If the Merger does not qualify as a reorganization, ORM stockholders may recognize a taxable gain.

        The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code, and it is a condition to the completion of the Merger that ORM and Ready Capital each receive an opinion from its respective tax counsel to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Provided the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, ORM stockholders that are U.S. stockholders (as defined below) are not expected to recognize gain or loss as a result of the Merger (except with respect to the receipt of cash in lieu of fractional shares of Ready Capital Common Stock). If the Merger were to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code, then each ORM stockholder generally would recognize gain or loss, as applicable, equal to the difference between (i) the sum of the fair market value of Ready Capital Common Stock and cash in lieu of a fractional share of Ready Capital Common Stock received by the ORM stockholder in the Merger and (ii) the ORM stockholder's adjusted tax basis in its ORM Common Stock. Moreover, ORM would be treated as selling, in a taxable transaction, all of its assets to Ready Capital, with the result that ORM would generally recognize gain or loss on the deemed transfer of its assets to Ready Capital and Ready Capital could incur a significant current tax liability. See "Material U.S. Federal Income Tax Consequences—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 154.

Risks Related to the Combined Company Following the Merger

Following the Merger, the Combined Company may be unable to integrate Ready Capital's business and ORM's business successfully and realize the anticipated synergies and other expected benefits of the Merger on the anticipated timeframe or at all.

        The Merger involves the combination of two companies that currently operate as independent public companies. The Combined Company expects to benefit from the elimination of duplicative costs associated with supporting a public company platform and operating the respective businesses, and the resulting economies of scale. These savings are not expected to be realized until full integration, which is not expected to occur until the first quarter of 2019. The Combined Company will be required to devote significant management attention and resources to the integration of Ready Capital's and ORM's business practices and operations. The potential difficulties the Combined Company may encounter in the integration process include, but are not limited to, the following:

  •
  the inability to successfully combine Ready Capital's and ORM's business in a manner that permits the Combined Company to achieve the cost savings anticipated to result from the Merger, which would result in the anticipated benefits of the Merger not being realized in the timeframe currently anticipated or at all;

  •
  the complexities associated with integrating personnel from the two companies;

  •
  the complexities of combining two companies with different histories, cultures, geographic footprints and portfolio assets;

  •
  the difficulties or delays in redeploying the capital acquired in connection with the Merger into the target assets of the Combined Company;

  •
  the difficulties in integrating, or the inability to sell or otherwise dispose of, any asset or property that is held by ORM as "real estate owned" or "REO";

  •
  potential unknown liabilities and unforeseen increased expenses, delays or conditions associated with the Merger; and

  •
  performance shortfalls as a result of the diversion of management's attention caused by completing the Merger and integrating the companies' operations.

        For all these reasons, you should be aware that it is possible that the integration process could result in the distraction of the Combined Company's management, the disruption of the Combined Company's ongoing business or inconsistencies in its operations, services, standards, controls, policies and procedures, any of which could adversely affect the Combined Company's ability to deliver investment returns to stockholders, to maintain relationships with its key stakeholders and employees, to achieve the anticipated benefits of the Merger, or could otherwise materially and adversely affect its business and financial results.

Following the Merger, the Combined Company may not pay dividends at or above the rate currently paid by Ready Capital or ORM.

        Following the Merger, the Combined Company's stockholders may not receive dividends at the same rate that they did as Ready Capital stockholders or ORM stockholders prior to the Merger for various reasons, including the following:

  •
  the Combined Company may not have enough cash to pay such dividends due to changes in its cash requirements, capital spending plans, cash flow or financial position;

  •
  decisions on whether, when and in what amounts to make any future dividends will remain at all times entirely at the discretion of the Combined Company's board of directors, which reserves the right to change its dividend practices at any time and for any reason; and

  •
  the amount of dividends that the Combined Company's subsidiaries may distribute to the Combined Company may be subject to restrictions imposed by state law and restrictions imposed by the terms of any current or future indebtedness that these subsidiaries may incur.

        The Combined Company's stockholders will have no contractual or other legal right to dividends that have not been authorized by its board of directors and declared by the Combined Company.

The Combined Company will have a significant amount of indebtedness and may need to incur more in the future.

        The Combined Company will have substantial indebtedness following completion of the Merger. In addition, in connection with executing its business strategies following the Merger, the Combined Company expects to evaluate the possibility of investing in additional target assets and making other strategic investments, and it may elect to finance these endeavors by incurring additional indebtedness. The amount of such indebtedness could have material adverse consequences for the Combined Company, including:

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  hindering its ability to adjust to changing market, industry or economic conditions;

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  limiting its ability to access the capital markets to raise additional equity or refinance maturing debt on favorable terms or to fund acquisitions or emerging businesses;

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  limiting the amount of free cash flow available for future operations, acquisitions, dividends, stock repurchases or other uses;

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  making it more vulnerable to economic or industry downturns, including interest rate increases; and

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  placing it at a competitive disadvantage compared to less leveraged competitors.

        Moreover, to respond to competitive challenges, the Combined Company may be required to raise substantial additional capital to execute its business strategy. The Combined Company's ability to arrange additional financing will depend on, among other factors, its financial position and performance, as well as prevailing market conditions and other factors beyond its control. If the Combined Company is able to obtain additional financing, its credit ratings could be further adversely affected, which could further raise its borrowing costs and further limit its future access to capital and its ability to satisfy its obligations under its indebtedness.

The Combined Company is expected to incur substantial expenses related and unrelated to the Merger.

        Ready Capital and ORM have incurred substantial legal, accounting, financial advisory and other costs, and the management teams of Ready Capital and ORM have devoted considerable time and effort in connection with the Merger. Ready Capital and ORM may incur significant additional costs in connection with the completion of the Merger or in connection with any delay in completing the Merger or termination of the Merger Agreement, in addition to the other costs already incurred. If the Merger is not completed, Ready Capital and ORM will separately bear certain fees and expenses associated with the Merger without realizing the benefits of the Merger. If the Merger is completed, the Combined Company expects to incur substantial expenses in connection with integrating the business, operations, network, systems, technologies, policies and procedures of the two companies. The fees and expenses may be significant and could have an adverse impact on the Combined Company's results of operations.

        Although Ready Capital and ORM have assumed that a certain level of transaction and integration expenses would be incurred, there are a number of factors beyond the control of either Ready Capital or ORM that could affect the total amount or the timing of the integration expenses. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time. As a result, the transaction and integration expenses associated with the Merger could, particularly in the near term, exceed the savings that the Combined Company expects to achieve from the elimination of duplicative expenses and the realization of economies of scale and cost savings related to the integration of the businesses following the completion of the Merger.

The historical and unaudited pro forma condensed combined financial information included elsewhere in this joint proxy statement/prospectus may not be representative of the Combined Company's results after the Merger, and accordingly, you have limited financial information on which to evaluate the Combined Company following the Merger.

        The unaudited pro forma condensed combined financial information included elsewhere in this joint proxy statement/prospectus has been presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that actually would have occurred had the Merger been completed as of the date indicated, nor is it indicative of the future operating results or financial position of the Combined Company following the Merger. The unaudited pro forma condensed combined financial information does not reflect future events that may occur after the Merger. The unaudited pro forma condensed combined financial information presented elsewhere in this joint proxy statement/prospectus is based in part on certain assumptions regarding the Merger that

Ready Capital and ORM believe are reasonable under the circumstances. Neither Ready Capital nor ORM can assure you that the assumptions will prove to be accurate over time.

General Tax Risks

The Combined Company may incur adverse tax consequences if it or ORM has failed or fails to qualify as a REIT for U.S. federal income tax purposes.

        Each of Ready Capital and ORM has operated in a manner that it believes has allowed it to qualify as a REIT for U.S. federal income tax purposes under the Code and intends to continue to do so through the time of the closing of the Merger and, in the case of Ready Capital, after the Merger. Neither Ready Capital nor ORM has requested or plans to request a ruling from the Internal Revenue Service, or the IRS, that it qualifies as a REIT. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial and administrative interpretations. The complexity of these provisions and of the applicable regulations of the U.S. Department of the Treasury, which are referred to as Treasury regulations, that have been promulgated under the Code is greater in the case of a REIT that holds its assets through a partnership (which, consistent with the past practices of Ready Capital, the Combined Company will do after the Merger). The determination of various factual matters and circumstances not entirely within the control of Ready Capital and ORM may affect its ability to qualify as a REIT. In order to qualify as a REIT, each of Ready Capital and ORM must satisfy a number of requirements, including requirements regarding the ownership of its shares and the composition of its gross income and assets. Also, a REIT must make distributions to stockholders annually of at least 90% of its net taxable income, excluding any capital gains.

        If either Ready Capital or ORM has failed or fails to qualify as a REIT and the Merger is completed, the Combined Company may inherit significant tax liabilities and could fail to qualify as a REIT. Even if the Combined Company retains its REIT qualification, if ORM has not qualified as a REIT or loses its REIT qualification for a taxable year before the Merger or that includes the Merger, the Combined Company will face serious tax consequences that could substantially reduce its cash available for distribution to its stockholders because:

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  if either Ready Capital or ORM does not qualify as a REIT at the time of the Merger, the Merger could fail to qualify as a reorganization under Section 368(a) of the Code;

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  the Combined Company, as the successor by merger to Ready Capital and ORM, would generally inherit any corporate income excise and other tax liabilities of Ready Capital and ORM, including penalties and interest, which inherited tax liabilities could be particularly substantial if the Merger were to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code;

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  the Combined Company would be subject to tax on the built-in gain on each asset of Ready Capital or ORM, as applicable, existing at the time of the Merger or at the time such company first qualified as a REIT; and

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  the Combined Company could be required to pay a special distribution and/or employ applicable deficiency dividend procedures (including penalties and interest payments to the IRS) to eliminate any earnings and profits accumulated by Ready Capital or ORM, as applicable, for taxable periods that it did not qualify as a REIT.

        As a result of these factors, any failure by Ready Capital and ORM to qualify as a REIT for any taxable year before the Merger or that includes the Merger could impair the Combined Company's ability after the Merger to expand its business and raise capital, and could materially adversely affect the value of the Combined Company's common stock.

The contribution of the interest in Merger Sub to the Ready Capital Operating Partnership could fail to qualify as a transaction in which neither gain nor loss is recognized.

        Immediately following the Merger, Ready Capital will contribute its interest in Merger Sub to the Ready Capital Operating Partnership in exchange for additional interest in the Ready Capital Operating Partnership. It is intended that no gain or loss will be recognized on this contribution for U.S. federal income tax purposes under Section 721 of the Code. Section 721(a) of the Code provides that a transferor will not recognize gain or loss upon the contribution of property to a partnership in exchange for an interest in such partnership. However, Section 721(b) of the Code provides that gain (but not loss) is recognized on property transfers to a partnership classified as an "investment company" which result in "diversification" of the transferors' interests. This exception is designed to prevent tax-deferred diversification of a concentrated investment portfolio of securities. For purposes of the Section 721(b) rules, the Ready Capital Operating Partnership would likely be considered an investment company. However, Treasury Regulations applicable to Section 721(b) provide that a contribution to an investment company will not be treated as resulting in diversification as a result of a transfer of assets that, taken in the aggregate, constitute an insignificant portion of the total assets transferred. Ready Capital is expected to hold approximately 97.54% of the Ready Capital Operating Partnership immediately following the contribution, and as a result the contribution is expected to effectively achieve diversification with respect to less than 2.46% of the assets transferred. As a result, it is expected that this contribution to the Ready Capital Operating Partnership will not result in recognition of gain or loss for U.S. federal income tax purposes. Notwithstanding the foregoing, if the IRS were to successfully assert that Section 721(b) applied to the contribution, the Combined Company could recognize gain on the transfer, which could adversely impact the Combined Company's qualification as a REIT.

Investment in the Combined Company's common stock has various tax risks.

        This summary of certain tax risks is limited to the U.S. federal income tax risks addressed below. Additional risks or issues may exist that are not addressed in this joint proxy statement/prospectus and that could affect the U.S. federal income tax treatment of the Combined Company, the Ready Capital Operating Partnership or the Combined Company's stockholders.

The Combined Company's failure to qualify as a REIT would subject it to U.S. federal income tax and applicable state and local taxes, which would reduce the amount of cash available for distribution to the Combined Company's stockholders.

        The Combined Company intends to continue to be organized, and to operate in a manner that will allow it to qualify as a REIT for U.S. federal income tax purposes. The Combined Company does not intend to request a ruling from the IRS that the Combined Company qualifies as a REIT. The U.S. federal income tax laws governing REITs are complex, and judicial and administrative interpretations of the U.S. federal income tax laws governing REIT qualification are limited. The complexity of these provisions and of applicable Treasury Regulations is greater in the case of a REIT that, like the Combined Company, holds its assets through a partnership. To qualify as a REIT, the Combined Company must meet, on an ongoing basis, various tests regarding the nature of its assets and its income, the ownership of its outstanding shares, and the amount of its distributions. The Combined Company's ability to satisfy the asset tests depends on its analysis of the characterization and fair market values of its assets, some of which are not susceptible to a precise determination, and for which the Combined Company may not obtain independent appraisals. Moreover, new legislation, court decisions or administrative guidance, in each case possibly with retroactive effect, may make it more difficult or impossible for the Combined Company to qualify as a REIT. In addition, the Combined Company's ability to satisfy the requirements to qualify as a REIT depends in part on the actions of third parties over which the Combined Company has no control or only limited influence, including in cases where the Combined Company owns an equity interest in an entity that is classified as a partnership for U.S. federal income tax purposes. Furthermore, the Combined Company holds certain assets through its ownership interest in Ready Capital Subsidiary REIT I, LLC, which Ready Capital refers to as Ready Capital's subsidiary REIT. The Combined Company's ability to qualify as a REIT is dependent in part on the REIT qualification of Ready Capital's subsidiary REIT, which is required to separately satisfy each of the REIT requirements in order to qualify as a REIT. Thus, while the Combined Company intends to operate so that it will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of future changes in the Combined Company's circumstances, no assurance can be given that the Combined Company will so qualify for any particular year. These considerations also might restrict the types of assets that the Combined Company can acquire in the future.

        If the Combined Company fails to qualify as a REIT in any taxable year, and does not qualify for certain statutory relief provisions, the Combined Company would be required to pay U.S. federal income tax on its taxable income, and distributions to its stockholders would not be deductible by the Combined Company in determining its taxable income. In such a case, the Combined Company might need to borrow money or sell assets in order to pay the Combined Company's taxes. The Combined Company's payment of income tax would decrease the amount of its income available for distribution to its stockholders. Furthermore, if the Combined Company fails to maintain its qualification as a REIT, the Combined Company no longer would be required to distribute substantially all of its net taxable income to its stockholders. In addition, unless the Combined Company were eligible for certain statutory relief provisions, the Combined Company could not re-elect to qualify as a REIT until the fifth calendar year following the year in which it failed to qualify.

        As further described above, on October 31, 2016, Ready Capital's predecessor entity merged with and into a subsidiary of ZAIS Financial, with ZAIS Financial surviving the merger (the "ZAIS Merger"), and changing its name to Sutherland Asset Management Corporation. If, prior to the ZAIS Merger, Ready Capital's predecessor ("Pre-Merger Sutherland") failed to qualify as a REIT, Ready Capital could fail to qualify as a REIT as a result. Even if Ready Capital retained its REIT qualification, if Pre-Merger Sutherland failed to qualify as a REIT for any taxable year prior to the ZAIS Merger, Ready Capital would face serious tax consequences that could substantially reduce the cash available for distribution to Ready Capital stockholders because (i) Ready Capital, as successor to Pre-Merger Sutherland in the ZAIS Merger, generally inherited any corporate income, excise and other tax liabilities of Pre-Merger Sutherland, including penalties and interest; (ii) Ready Capital would be subject to tax on the built-in gain on each asset of Pre-Merger Sutherland existing at the time of the merger; and (iii) Ready Capital could be required to employ applicable deficiency dividend procedures (which would include the payment of penalties and interest to the IRS) to eliminate any earnings and profits accumulated by Pre-Merger Sutherland for taxable periods that it did not qualify as a REIT. As a result, any failure by Pre-Merger Sutherland to qualify as a REIT could impair the Combined Company's ability to expand Ready Capital's business and raise capital, and could materially adversely affect the value of the Combined Company's common stock.

The percentage of the Combined Company's assets represented by TRSs and the amount of the Combined Company's income that it can receive in the form of TRS dividends and interest are subject to statutory limitations that could jeopardize the Combined Company's REIT qualification and could limit its ability to acquire or force it to liquidate otherwise attractive investments.

        A REIT may own up to 100% of the stock of one or more TRSs. A TRS may earn income that would not be qualifying income if earned directly by the parent REIT. In order to treat a subsidiary of the REIT as a TRS, both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. In order to qualify as a REIT, no more than 20% of the value of Ready Capital's gross assets at the end of each calendar quarter may consist of securities of one or more TRSs. A significant portion of Ready Capital's activities are conducted through TRSs, and Ready Capital expects that such TRSs will from time to time hold significant assets.

        Ready Capital has elected, together with each of ReadyCap Holdings and Ready Capital TRS I, LLC, and will elect, together with each of LoneStar Golf, Inc. and Zalanta Resort at the Village, LLC, for each such entity to be treated as a TRS, and Ready Capital may make TRS elections with respect to certain other entities it may form in the future. While the Combined Company intends to manage its affairs so as to satisfy the TRS limitation, there can be no assurance that it will be able to do so in all market circumstances.

        In order to satisfy the TRS limitation, Ready Capital has been required to and may in the future be required to acquire assets that it otherwise would not acquire, liquidate or restructure assets that are held through ReadyCap Holdings or any other TRSs, or otherwise engage in transactions that Ready Capital would not otherwise undertake absent the requirements for REIT qualifications. Each of these actions could reduce the distributions available to the Combined Company's stockholders. In addition, Ready Capital and its subsidiary REIT have made loans to their TRSs that have met the requirements to be treated as qualifying investments of new capital, which is generally treated as a real estate asset under the Code. Because such loans have been treated as real estate assets for purposes of the REIT requirements, Ready Capital has not treated these loans as TRS securities for purposes of the TRS asset limitation, which is consistent with private letter rulings by the IRS. However, no assurance can be provided that the IRS will not successfully assert that such loans should be treated as securities of Ready Capital's TRSs or its subsidiary REIT's TRSs, which could adversely impact Ready Capital's qualification as a REIT. In addition, Ready Capital's TRSs have obtained financing in transactions in which Ready Capital and its other subsidiaries have provided guaranties and similar credit support. Although Ready Capital believes that these financings are properly treated as financings of its TRSs for U.S. federal income tax purposes, no assurance can be provided that the IRS would not assert that such financings should be treated as issued by other entities in Ready Capital's structure, which could impact Ready Capital's compliance with the TRS limitation and the other REIT requirements. Moreover, no assurance can be provided that the Combined Company will be able to successfully manage its asset composition in a manner that causes it to satisfy the TRS limitation each quarter, and Ready Capital's failure to satisfy this limitation could result in its failure to qualify as a REIT.

        Any distributions the Combined Company receives from a TRS are classified as dividend income to the extent of the earnings and profits of the distributing corporation. Any of the Combined Company's TRSs may from time to time need to make such distributions in order to keep the value of the Combined Company's TRSs below 20% of its total assets. However, TRS dividends will generally not constitute qualifying income for purposes of one of the tests the Combined Company must satisfy to qualify as a REIT, namely, that at least 75% of its gross income must in each taxable year generally be from real estate assets. While the Combined Company will continue to monitor its compliance with both this income test and the limitation on the percentage of its assets represented by securities of Ready Capital's TRSs, and intends to conduct its affairs so as to comply with both, the two may at times be in conflict with one another. As an example, it is possible that the Combined Company may wish to distribute a dividend from a TRS in order to reduce the value of its TRSs below the required threshold of its assets, but be unable to do so without violating the requirement that 75% of the Combined Company's gross income in the taxable year be derived from real estate assets. Although there are other measures the Combined Company can take in such circumstances in order to remain in compliance, there can be no assurance that the Combined Company will be able to comply with both of these tests in all market conditions.

Complying with REIT requirements may force the Combined Company to liquidate or forego otherwise attractive investments, which could reduce returns on the Combined Company's assets and adversely affect returns to the Combined Company's stockholders.

        To qualify as a REIT, the Combined Company generally must ensure that at the end of each calendar quarter at least 75% of the value of its total assets consists of cash, cash items, government securities and qualified REIT real estate assets, including certain mortgage loans and MBS. The remainder of the Combined Company's investment in securities (other than government securities and qualifying real estate assets) generally cannot include more than 10% of the outstanding voting securities of any one issuer or more than 10% of the total value of the outstanding securities of any one issuer. In addition, in general, no more than 5% of the value of the Combined Company's assets (other than government securities and qualifying real estate assets) can consist of the securities of any one issuer, no more than 20% (25% for taxable years prior to 2018) of the value of the Combined Company's total assets can be represented by stock and securities of one or more TRSs and no more than 25% of the value of the Combined Company's assets may consist of "nonqualified publicly offered REIT debt instruments." If the Combined Company fails to comply with these requirements at the end of any quarter, the Combined Company must correct the failure within 30 days after the end of such calendar quarter or qualify for certain statutory relief provisions to avoid losing its REIT qualification and suffering adverse tax consequences. As a result, the Combined Company may be required to liquidate from its portfolio otherwise attractive investments. These actions could have the effect of reducing the Combined Company's income and amounts available for distribution to its stockholders. In addition, if the Combined Company is compelled to liquidate its investments to repay obligations to its lenders, the Combined Company may be unable to comply with these requirements, ultimately jeopardizing its qualification as a REIT. The REIT requirements described above may also restrict the Combined Company's ability to sell REIT-qualifying assets, including asset sales made in connection with a disposition of certain segments of the Combined Company's business or in connection with a liquidation of the Combined Company, without adversely impacting the Combined Company's qualifications as a REIT. Furthermore, the Combined Company may be required to make distributions to stockholders at disadvantageous times or when it does not have funds readily available for distribution, and may be unable to pursue investments that would be otherwise advantageous to the Combined Company in order to satisfy the source of income or asset diversification requirements for qualifying as a REIT. In addition, certain of the assets that the Combined Company holds or intends to hold, including unsecured loans, loans secured by both real property and personal property where the fair market value of the personal property exceeds 15% of the total fair market value of all of the property securing the loan, and interests in ABS secured by assets other than real property or mortgages on real property or on interests in real property, are not qualified and will not be qualified real estate assets for purposes of the REIT asset tests. Accordingly, the Combined Company's ability to invest in such assets will be limited, and its investment in such assets could cause it to fail to qualify as a REIT if its holdings in such assets do not satisfy such limitations.

Distributions from the Combined Company or gain on the sale of its common stock may be treated as unrelated business taxable income, or UBTI, to U.S. tax-exempt holders of common stock.

        If (i) all or a portion of the Combined Company's assets are subject to the rules relating to taxable mortgage pools, (ii) a tax-exempt U.S. person has incurred debt to purchase or hold the Combined Company's common stock, (iii) the Combined Company purchases real estate mortgage investment conduit, or real estate mortgage investment conduit ("REMIC"), residual interests that generate "excess inclusion income," or (iv) the Combined Company is a "pension held REIT," then a portion of the distributions with respect to its common stock and, in the case of a U.S. person described in (ii), gains realized on the sale of such common stock by such U.S. person, may be subject to U.S. federal income tax as UBTI under the Code. The Combined Company has engaged in certain securitization transactions that are treated as taxable mortgage pools for U.S. federal income tax purposes. Although the Combined Company believes that such transactions are structured in a manner so that they should not cause any portion of the distributions in the Combined Company's shares to be treated as excess inclusion income, no assurance can be provided that the IRS would not assert a contrary position.

The REIT distribution requirements could adversely affect the Combined Company's ability to execute its business plan and may require it to incur debt, sell assets or take other actions to make such distributions.

        To qualify as a REIT, the Combined Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. To the extent that the Combined Company satisfies the 90% distribution requirement, but distributes less than 100% of its taxable income, the Combined Company will be subject to U.S. federal corporate income tax on its undistributed income. In addition, the Combined Company will incur a 4% nondeductible excise tax on the amount, if any, by which the Combined Company's distributions in any calendar year are less than a minimum amount specified under U.S. federal income tax laws. The Combined Company's current policy is to pay distributions which will allow the Combined Company to satisfy the requirements to qualify as a REIT and generally not be subject to U.S. federal income tax on its undistributed income.

        The Combined Company's taxable income may substantially exceed its net income as determined based on U.S. GAAP, or differences in timing between the recognition of taxable income and the actual receipt of cash may occur. For example, it is likely that the Combined Company will acquire assets, including MBS requiring it to accrue original issue discount ("OID") or recognize market discount income, that generate taxable income in excess of economic income or in advance of the corresponding cash flow from the assets. Under the recently enacted Tax Cuts and Jobs Act (the "TCJA"), the Combined Company generally will be required to recognize certain amounts in income no later than the time such amounts are reflected on its financial statements. The application of this rule may require the accrual of income with respect to the Combined Company loans, such as OID or market discount, earlier than would be the case under the otherwise applicable tax rules, although the precise application of this rule is unclear at this time. This rule is generally effective for tax years beginning after December 31, 2017 but, for debt instruments issued with OID, for tax years beginning after December 31, 2018. Also, in certain circumstances the Combined Company's ability to deduct interest expenses for U.S. federal income tax purposes may be limited. The Combined Company may also acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt are "significant modifications" under the applicable Treasury Regulations, the modified debt may be considered to have been reissued to the Combined Company at a gain in a debt-for-debt exchange with the borrower, with gain recognized by Ready Capital to the extent that the principal amount of the modified debt exceeds the Combined Company's cost of purchasing it prior to modification. Finally, the Combined Company may be required under the terms of the indebtedness that it incurs to use cash received from interest payments to make principal payments on that indebtedness, with the effect that the Combined Company will recognize income but will not have a corresponding amount of cash available for distribution to its stockholders.

        As a result of the foregoing, the Combined Company may generate less cash flow than taxable income in a particular year and find it difficult or impossible to meet the REIT distribution requirements in certain circumstances. In such circumstances, the Combined Company may be required to (i) sell assets in adverse market conditions, (ii) borrow on unfavorable terms, (iii) distribute amounts that would otherwise be used for future investment or used to repay debt, or (iv) make a taxable distribution of shares of common stock as part of a distribution in which stockholders may elect to receive shares of common stock or (subject to a limit measured as a percentage of the total distribution) cash, in order to comply with the REIT distribution requirements. Thus, compliance with the REIT distribution requirements may hinder the Combined Company's ability to grow, which could adversely affect the value of its common stock.

The Combined Company may be required to report taxable income with respect to certain of the Combined Company's investments in excess of the economic income the Combined Company ultimately realizes from them.

        The Combined Company may acquire mortgage loans, MBS or other debt instruments in the secondary market for less than their face amount. The discount at which such securities are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as "market discount" for U.S. federal income tax purposes. Market discount accrues on the basis of the constant yield to maturity of the debt instrument based generally on the assumption that all future payments on the debt instrument will be made. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. In particular, payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If the Combined Company collects less on a debt instrument than the Combined Company's purchase price plus the market discount the Combined Company had previously reported as income, the Combined Company may not be able to benefit from any offsetting loss deduction in a subsequent taxable year. In addition, the Combined Company may acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt are "significant modifications" under applicable Treasury regulations, the modified debt may be considered to have been reissued to the Combined Company at a gain in a debt-for-debt exchange with the borrower. In that event, the Combined Company may be required to recognize taxable gain to the extent the principal amount of the modified debt exceeds the Combined Company's adjusted tax basis in the unmodified debt, even if the value of the debt or the payment expectations have not changed.

        Similarly, some of the MBS that the Combined Company purchases will likely have been issued with OID. The Combined Company will generally be required to report such OID based on a constant yield method and income will accrue based on the assumption that all future projected payments due on such MBS will be made. If such MBS turn out not to be fully collectible, an offsetting loss deduction will become available only in the later year in which uncollectability is provable. Finally, in the event that any mortgage loans, MBS or other debt instruments acquired by the Combined Company are delinquent as to mandatory principal and interest payments, or in the event a borrower with respect to a particular debt instrument acquired by the Combined Company encounters financial difficulty rendering it unable to pay stated interest as due, the Combined Company may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectability. Similarly, the Combined Company may be required to accrue interest income with respect to subordinate MBS at their stated rate regardless of whether corresponding cash payments are received or are ultimately collectible. In each case, while the Combined Company would in general ultimately have an offsetting loss deduction available to it when such interest was determined to be uncollectable, the loss would likely be treated as a capital loss, and the utility of that loss would therefore depend on the Combined Company's having capital gain in that later year or thereafter.

        The Combined Company may hold excess mortgage servicing rights ("MSRs"), which means the portion of an MSR that exceeds the arm's-length fee for services performed by the mortgage servicer. Based on IRS guidance concerning the classification of MSRs, the Combined Company intends to treat any excess MSRs the Combined Company acquires as ownership interests in the interest payments made on the underlying mortgage loans, akin to an "interest only" strip. Under this treatment, for purposes of determining the amount and timing of taxable income, each excess MSR is treated as a bond that was issued with OID on the date the Combined Company acquired such excess MSR. In general, the Combined Company will be required to accrue OID based on the constant yield to maturity of each excess MSR, and to treat such OID as taxable income in accordance with the applicable U.S. federal income tax rules. The constant yield of an excess MSR will be determined, and the Combined Company will be taxed, based on a prepayment assumption regarding future payments due on the mortgage loans underlying the excess MSR. If the mortgage loans underlying an excess MSR prepay at a rate different than that under the prepayment assumption, the Combined Company's recognition of OID will be either increased or decreased depending on the circumstances. Thus, in a particular taxable year, the Combined Company may be required to accrue an amount of income in respect of an excess MSR that exceeds the amount of cash collected in respect of that excess MSR. Furthermore, it is possible that, over the life of the investment in an excess MSR, the total amount the Combined Company pays for, and accrues with respect to, the excess MSR may exceed the total amount the Combined Company collects on such excess MSR. No assurance can be given that the Combined Company will be entitled to a deduction for such excess, meaning that the Combined Company may be required to recognize phantom income over the life of an excess MSR.

The interest apportionment rules may affect the Combined Company's ability to comply with the REIT asset and gross income tests.

        The interest apportionment rules under Treasury Regulation Section 1.856-5(c) provide that, if a mortgage is secured by both real property and other property, a REIT is required to apportion its annual interest income to the real property security based on a fraction, the numerator of which is the value of the real property securing the loan, determined when the REIT commits to acquire the loan, and the denominator of which is the highest "principal amount" of the loan during the year. If a mortgage is secured by both real property and personal property and the value of the personal property does not exceed 15% of the aggregate value of the property securing the mortgage, the mortgage is treated as secured solely by real property for this purpose. IRS Revenue Procedure 2014-51 interprets the "principal amount" of the loan to be the face amount of the loan, despite the Code's requirement that taxpayers treat any market discount, which is the difference between the purchase price of the loan and its face amount, for all purposes (other than certain withholding and information reporting purposes) as interest rather than principal.

        To the extent the face amount of any loan that the Combined Company holds that is secured by both real property and other property exceeds the value of the real property securing such loan, the interest apportionment rules described above may apply to certain of the Combined Company's loan assets unless the loan is secured solely by real property and personal property and the value of the personal property does not exceed 15% of the value of the property securing the loan. Thus, depending upon the value of the real property securing the Combined Company's mortgage loans and their face amount, and the other sources of the Combined Company's gross income generally, the Combined Company may fail to meet the 75% REIT gross income test. In addition, although the Combined Company will endeavor to accurately determine the values of the real property securing its loans at the time it acquires or commits to acquire such loans, such values may not be susceptible to a precise determination and will be determined based on the information available to Ready Capital at such time. If the IRS were to successfully challenge the Combined Company's valuations of such assets and such revaluations resulted in a higher portion of the Combined Company's interest income being apportioned to property other than real property, the Combined Company could fail to meet the 75% REIT gross income test. If the Combined Company does not meet this test, it could potentially lose its REIT qualification or be required to pay a penalty tax to the IRS. Furthermore, prior to 2016, the apportionment rules described above applied to any debt instrument that was secured by real and personal property if the principal amount of the loan exceeded the value of the real property securing the loan. As a result, prior to 2016, these apportionment rules applied to mortgage loans held by Ready Capital and Pre-Merger Sutherland even if the personal property securing the loan did not exceed 15% of the total property securing the loan. Ready Capital and Pre-Merger Sutherland have held significant mortgage loans that are secured by both real property and personal property. If the IRS were to successfully challenge the application of these rules to either Ready Capital or Pre-Merger Sutherland, such company could fail to meet the 75% REIT gross income test and potentially lose its REIT qualification or be required to pay a penalty tax to the IRS.

        In addition, the Code provides that a regular or a residual interest in a REMIC is generally treated as a real estate asset for the purposes of the REIT asset tests, and any amount includible in the Combined Company's gross income with respect to such an interest is generally treated as interest on an obligation secured by a mortgage on real property for the purposes of the REIT gross income tests. If, however, less than 95% of the assets of a REMIC in which the Combined Company holds an interest consist of real estate assets (determined as if the Combined Company held such assets), the Combined Company will be treated as holding its proportionate share of the assets of the REMIC for the purpose of the REIT asset tests and receiving directly its proportionate share of the income of the REMIC for the purpose of determining the amount of income from the REMIC that is treated as interest on an obligation secured by a mortgage on real property. In connection with the expanded Home Affordable Refinance Program ("HARP"), a federal program which helps borrowers seeking to refinance their mortgages who may not otherwise qualify for refinancing, either because the value of their homes have declined or because they cannot obtain mortgage insurance, the IRS issued guidance providing that, among other things, if a REIT holds a regular interest in an "eligible REMIC," or a residual interest in an "eligible REMIC" that informs the REIT that at least 80% of the REMIC's assets constitute real estate assets, then (i) the REIT may treat 80% of the value of the interest in the REMIC as a real estate asset for the purpose of the REIT asset tests and (ii) the REIT may treat 80% of the gross income received with respect to the interest in the REMIC as interest on an obligation secured by a mortgage on real property for the purpose of the 75% REIT gross income test. For this purpose, a REMIC is an "eligible REMIC" if (i) the REMIC has received a guarantee from Fannie Mae or Freddie Mac that will allow the REMIC to make any principal and interest payments on its regular and residual interests and (ii) all of the REMIC's mortgages and pass-through certificates are secured by interests in single-family dwellings. If the Combined Company were to acquire an interest in an eligible REMIC less than 95% of the assets of which constitute real estate assets, the IRS guidance described above may generally allow the Combined Company to treat 80% of its interest in such a REMIC as a qualifying real estate asset for the purpose of the REIT asset tests and 80% of the gross income derived from the interest as qualifying income for the purpose of the 75% REIT gross income test. Although the portion of the income from such a REMIC interest that does not qualify for the 75% REIT gross income test would likely be qualifying income for the purpose of the 95% REIT gross income test, the remaining 20% of the REMIC interest generally would not qualify as a real estate asset, which could adversely affect the Combined Company's ability to satisfy the REIT asset tests. Accordingly, owning such a REMIC interest could adversely affect the Combined Company's ability to qualify as a REIT.

The Combined Company's ownership of and relationship with any TRS which the Combined Company may form or acquire will be limited, and a failure to comply with the limits would jeopardize the Combined Company's REIT qualification and the Combined Company's transactions with its TRSs may result in the application of a 100% excise tax if such transactions are not conducted on arm's-length terms.

        A REIT may own up to 100% of the stock of one or more TRSs. A TRS may earn income that would not be qualifying income if earned directly by a REIT. Both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. Overall, no more than 20% of the value of a REIT's assets may consist of stock and securities of one or more TRSs (25% with respect to taxable years before 2018). A domestic TRS will pay U.S. federal, state and local income tax at regular corporate rates on any income that it earns. In addition, the TRS rules impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm's-length basis.

        The Combined Company has elected to treat ReadyCap Holdings and Ready Capital TRS I, LLC, and will elect to treat each of LoneStar Golf, Inc. and Zalanta Resort at the Village, LLC, as TRSs,

and the Combined Company may elect to treat certain other subsidiaries as TRSs. Such TRS and any other domestic TRS that the Combined Company may form, would be required to pay U.S. federal, state and local income tax on their taxable income, and their after-tax net income would be available for distribution to the Combined Company but would not be required to be distributed to it by such TRS. The Combined Company anticipates that the aggregate value of the TRS stock and securities owned by it will be less than 20% of the value of its total assets (including the TRS stock and securities). Furthermore, the Combined Company will monitor the value of its investments in its TRSs to ensure compliance with the rule that no more than 20% of the value of its assets may consist of TRS stock and securities (which is applied at the end of each calendar quarter). In addition, the Combined Company will scrutinize all of the Combined Company's transactions with TRSs to ensure that they are entered into on arm's-length terms to avoid incurring the 100% excise tax described above. There can be no assurance, however, that the Combined Company will be able to comply with the TRS limitations or to avoid application of the 100% excise tax discussed above.

The ownership limits that apply to REITs, as prescribed by the Code and by the Combined Company's charter, may inhibit market activity in shares of the Combined Company's common stock and restrict its business combination opportunities.

        In order for the Combined Company to qualify as a REIT, not more than 50% in value of its outstanding shares of stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) at any time during the last half of each taxable year after the first year for which the Combined Company elected to qualify as a REIT. Additionally, at least 100 persons must beneficially own the Combined Company's stock during at least 335 days of a taxable year (other than the first taxable year for which the Combined Company elected to be taxed as a REIT). The Combined Company's charter, with certain exceptions, authorizes the Combined Company's directors to take such actions as are necessary or appropriate to preserve its qualification as a REIT. The Combined Company's charter also provides that, unless exempted by the Combined Company's board of directors, no person may own more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding shares of its common stock, or 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of its capital stock. The Combined Company's board of directors may, in its sole discretion, subject to such conditions as it may determine and the receipt of certain representations and undertakings, prospectively or retroactively, waive the ownership limits or establish a different limit on ownership, or excepted holder limit, for a particular stockholder if, among other things, the stockholder's ownership in excess of the ownership limits would not result in the Combined Company being "closely held" under Section 856(h) of the Code or otherwise failing to qualify as a REIT. These ownership limits could delay or prevent a transaction or a change in control of the Combined Company that might involve a premium price for shares of its common stock or otherwise be in the best interest of its stockholders.

Certain financing activities may subject the Combined Company to U.S. federal income tax and increase the tax liability of its stockholders.

        The Combined Company may enter into transactions that could result in it, the Ready Capital Operating Partnership, or a portion of the Ready Capital Operating Partnership's assets being treated as a "taxable mortgage pool" for U.S. federal income tax purposes. Specifically, the Combined Company may securitize residential or commercial real estate loans that the Combined Company originates or acquires and such securitizations, to the extent structured in a manner other than a REMIC, would likely result in the Combined Company owning interests in a "taxable mortgage pool". The Combined Company would be precluded from holding equity interests in such a taxable mortgage pool securitization through the Ready Capital Operating Partnership. Accordingly, the Combined Company would likely enter into such transactions through a qualified REIT subsidiary of its subsidiary

REIT or another subsidiary REIT formed by the Ready Capital Operating Partnership, and will be precluded from selling to outside investors equity interests in such securitizations or from selling any debt securities issued in connection with such securitizations that might be considered equity for U.S. federal income tax purposes. The Combined Company will be taxed at the highest U.S. federal corporate income tax rate on any "excess inclusion income" arising from a taxable mortgage pool that is allocable to the percentage of the Combined Company's shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on UBTI. To the extent that common stock owned by "disqualified organizations" is held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the U.S. federal corporate income tax on the portion of the Combined Company's excess inclusion income allocable to the common stock held by the broker/dealer or other nominee on behalf of the disqualified organizations. Disqualified organizations may own the Combined Company's stock. Because this tax would be imposed on the Combined Company, all of the Combined Company's investors, including investors that are not disqualified organizations, will bear a portion of the tax cost associated with the classification of the Combined Company or a portion of its assets as a taxable mortgage pool. A regulated investment company, or RIC, or other pass-through entity owning the Combined Company's common stock in record name will be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. The Combined Company has engaged in certain securitization transactions that are treated as taxable mortgage pools for U.S. federal income tax purposes. Although the Combined Company believes that such transactions are structured in a manner so that they should not cause any portion of the distributions in its shares to be treated as excess inclusion income, no assurance can be provided that the IRS would not assert a contrary position.

        In addition, if the Combined Company realizes excess inclusion income and allocates it to its stockholders, this income cannot be offset by net operating losses of its stockholders. If the stockholder is a tax-exempt entity and not a disqualified organization, then this income is fully taxable as UBTI under Section 512 of the Code. If the stockholder is a non-U.S. person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the stockholder is a REIT, a RIC, common trust fund or other pass-through entity, the Combined Company's allocable share of its excess inclusion income could be considered excess inclusion income of such entity. Accordingly, such investors should be aware that a portion of the Combined Company's income may be considered excess inclusion income.

The tax on prohibited transactions will limit the Combined Company's ability to engage in transactions, including certain methods of securitizing mortgage loans, which would be treated as prohibited transactions for U.S. federal income tax purposes.

        Net income that the Combined Company derives from a prohibited transaction is subject to a 100% tax. The term "prohibited transaction" generally includes a sale or other disposition of property (including mortgage loans, but other than foreclosure property, as discussed below) that is held primarily for sale to customers in the ordinary course of a trade or business by the Combined Company or by a borrower that has issued a shared appreciation mortgage or similar debt instrument to the Combined Company. The Combined Company might be subject to this tax if it were to dispose of or securitize loans, directly or through its subsidiary REIT, or dispose of real estate assets in a manner that was treated as a prohibited transaction for U.S. federal income tax purposes. The Combined Company might also be subject to this tax if it were to sell assets in connection with a disposition of certain segments of the Combined Company's business or in connection with a liquidation of the Combined Company. The 100% tax does not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be subject to tax in the hands of the corporation at regular corporate rates. The Combined Company intends to conduct its operations so that any asset that the Combined Company or its subsidiary REIT owns (or is treated as owning) that could be treated as held for sale to customers in the ordinary course of the Combined Company's business qualifies for certain safe harbor provisions that prevent the application of this prohibited transaction tax. However, no assurance can be provided that such safe harbor provisions will apply. Moreover, as a result of the prohibited transaction tax the Combined Company may choose not to engage in certain sales of loans at the REIT level, and may limit the structures the Combined Company utilizes for its securitization transactions, even though the sales or structures might otherwise be beneficial to the Combined Company. In addition, whether property is held "primarily for sale to customers in the ordinary course of a trade or business" depends on the particular facts and circumstances. No assurance can be given that any property that the Combined Company sells will not be treated as property held for sale to customers. As a result, no assurance can be provided that the Combined Company will not be subject to this prohibited transaction tax.

Characterization of the Combined Company's repurchase agreements entered into to finance its investments as sales for tax purposes rather than as secured lending transactions would adversely affect the Combined Company's ability to qualify as a REIT.

        The Combined Company may enter into repurchase agreements with counterparties to achieve its desired amount of leverage for the assets in which it intends to invest. Under the Combined Company's repurchase agreements, the Combined Company generally sells assets to its counterparty to the agreement and receives cash from the counterparty. The counterparty is obligated to resell the assets back to the Combined Company at the end of the term of the transaction. The Combined Company believes that for U.S. federal income tax purposes the Combined Company will be treated as the owner of the assets that are the subject of repurchase agreements and that the repurchase agreements will be treated as secured lending transactions notwithstanding that such agreements may transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS could successfully assert that the Combined Company did not own these assets during the term of the repurchase agreements, in which case the Combined Company could fail to qualify as a REIT.

The failure of excess MSRs held by the Combined Company to qualify as real estate assets, or the failure of the income from excess MSRs to qualify as interest from mortgages, could adversely affect the Combined Company's ability to qualify as a REIT.

        The Combined Company may hold excess MSRs. In recent private letter rulings, the IRS ruled that excess MSRs meeting certain requirements would be treated as an interest in mortgages on real property and thus a real estate asset for purposes of the 75% REIT asset test, and interest received by a REIT from such excess MSRs will be considered interest on obligations secured by mortgages on real property for purposes of the 75% REIT gross income test. A private letter ruling may be relied upon only by the taxpayer to whom it is issued, and the IRS may revoke a private letter ruling. Consistent with the analysis adopted by the IRS in such private letter rulings and based on advice of counsel, the Combined Company intends to treat any excess MSRs that it acquires that meet the requirements provided in the private letter rulings as qualifying assets for purposes of the 75% REIT gross asset test, and the Combined Company intends to treat income from such excess MSRs as qualifying income for purposes of the 75% and 95% gross income tests. Notwithstanding the IRS's determination in the private letter rulings described above, it is possible that the IRS could successfully assert that any excess MSRs that the Combined Company acquires do not qualify for purposes of the 75% REIT asset test and income from such MSRs does not qualify for purposes of the 75% and/or 95% gross income tests, which could cause the Combined Company to be subject to a penalty tax and could adversely impact the Combined Company's ability to qualify as a REIT.

If the Combined Company were to make a taxable distribution of shares of the Combined Company's stock, stockholders may be required to sell such shares or sell other assets owned by them in order to pay any tax imposed on such distribution.

        The Combined Company may be able to distribute taxable dividends that are payable in shares of its stock. If the Combined Company were to make such a taxable distribution of shares of its stock, stockholders would be required to include the full amount of such distribution as income. As a result, a stockholder may be required to pay tax with respect to such dividends in excess of cash received. Accordingly, stockholders receiving a distribution of the Combined Company's shares may be required to sell shares received in such distribution or may be required to sell other stock or assets owned by them, at a time that may be disadvantageous, in order to satisfy any tax imposed on such distribution. If a stockholder sells the shares it receives as a dividend in order to pay such tax, the sale proceeds may be less than the amount included in income with respect to the dividend. Moreover, in the case of a taxable distribution of shares of the Combined Company's stock with respect to which any withholding tax is imposed on a non-U.S. stockholder, the Combined Company may have to withhold or dispose of part of the shares in such distribution and use such withheld shares or the proceeds of such disposition to satisfy the withholding tax imposed.

Complying with REIT requirements may limit the Combined Company's ability to hedge effectively.

        The REIT provisions of the Code may limit the Combined Company's ability to hedge its assets and operations. Under these provisions, any income that the Combined Company generates from transactions intended to hedge its interest rate risks will generally be excluded from gross income for purposes of the 75% and 95% gross income tests if (i) the instrument (A) hedges interest rate risk or foreign currency exposure on liabilities used to carry or acquire real estate assets or (B) hedges risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income tests, or (C) hedges an instrument described in clause (A) or (B) for a period following the extinguishment of the liability or the disposition of the asset that was previously hedged by the hedged instrument, and (ii) such instrument is properly identified under applicable Treasury Regulations. Any income from other hedges would generally constitute non-qualifying income for purposes of both the 75% and 95% gross income tests. As a result of these rules, the Combined Company may have to limit its use of hedging techniques that might otherwise be advantageous or implement those hedges through a TRS, which could increase the cost of the Combined Company's hedging activities or result in greater risks associated with interest rate or other changes than the Combined Company would otherwise incur.

Even if the Combined Company qualifies as a REIT, the Combined Company may face tax liabilities that reduce the Combined Company's cash flow.

        Even if the Combined Company qualifies as a REIT, the Combined Company may be subject to certain U.S. federal, state and local taxes on its income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of foreclosures, and state or local income, franchise, property and transfer taxes, including mortgage-related taxes. In addition, any domestic TRS that the Combined Company owns will be subject to U.S. federal, state, and local corporate taxes. In order to meet the REIT qualification requirements, or to avoid the imposition of a 100% tax that applies to certain gains derived by a REIT from sales of inventory or property held primarily for sale to customers in the ordinary course of business, the Combined Company may hold some of its assets through taxable subsidiary corporations, including domestic TRSs. Any taxes paid by such subsidiary corporations would decrease the cash available for distribution to the Combined Company's stockholders. For example, as a result of ReadyCap Holdings' SBLC license, ReadyCap Holdings' ability to distribute cash and other assets is subject to significant limitations, and as a result, ReadyCap Holdings is required to hold certain assets that would be qualifying real estate assets for purposes of the REIT asset tests, would generate qualifying income for purposes of the REIT 75% income test, and would not be subject to corporate taxation if held by Ready Capital Operating Partnership. Also, Ready Capital intends that loans that Ready Capital originates or buys with an intention of selling in a manner that might expose Ready Capital to the 100% tax on "prohibited transactions" will be originated or bought by a TRS. Furthermore, loans that are to be modified may be held by a TRS on the date of their modification and for a period of time thereafter. Finally, some or all of the real estate properties that Ready Capital may from time to time acquire by foreclosure or other procedure will likely be held in one or more TRSs. Since Ready Capital's TRSs do not file consolidated returns with one another, any net losses generated by one such entity will not offset net income generated by any other such entity. In addition, the TRS rules impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm's-length basis. Furthermore, if the Combined Company acquires appreciated assets from a subchapter C corporation in a transaction in which the adjusted tax basis of the assets in the Combined Company's hands is determined by reference to the adjusted tax basis of the assets in the hands of the C corporation, and if the Combined Company subsequently disposes of any such assets during the 5-year period following the acquisition of the assets from the C corporation, the Combined Company will be subject to tax at the highest corporate tax rates on any gain from such assets to the extent of the excess of the fair market value of the assets on the date that they were contributed to the Combined Company over the basis of such assets on such date, which the Combined Company refers to as built-in gains. A portion of the assets contributed to Sutherland and the Combined Company in connection with their formation may be subject to the built-in gains tax. Although Sutherland and the Combined Company expect that the built-in gains tax liability arising from any such assets should be de minimis, there is no assurance that this will be the case.

The Combined Company's qualification as a REIT and exemption from U.S. federal income tax with respect to certain assets may be dependent on the accuracy of legal opinions or advice rendered or given or statements by the issuers of assets that the Combined Company acquires, and the inaccuracy of any such opinions, advice or statements may adversely affect the Combined Company's REIT qualification and result in significant corporate-level tax.

        When purchasing securities, the Combined Company may rely on opinions or advice of counsel for the issuer of such securities, or statements made in related offering documents, for purposes of determining whether such securities represent debt or equity securities for U.S. federal income tax purposes, and also to what extent those securities constitute REIT real estate assets for purposes of the REIT asset tests and produce income which qualifies under the 75% REIT gross income test. In addition, when purchasing the equity tranche of a securitization, the Combined Company may rely on opinions or advice of counsel regarding the qualification of the securitization for exemption from U.S. corporate income tax and the qualification of interests in such securitization as debt for U.S. federal income tax purposes. The inaccuracy of any such opinions, advice or statements may adversely affect the Combined Company's REIT qualification and result in significant corporate-level tax.

The Combined Company may be subject to adverse legislative or regulatory tax changes that could reduce the value of the Combined Company's common stock.

        At any time, the U.S. federal income tax laws or regulations governing REITs or the administrative interpretations of those laws or regulations may be amended, possibly with retroactive effect. The Combined Company cannot predict when or if any new U.S. federal income tax law, regulation or administrative interpretation, or any amendment to any existing U.S. federal income tax law, regulation or administrative interpretation, will be adopted, promulgated or become effective, and any such law, regulation or interpretation may take effect retroactively. The Combined Company and its stockholders could be adversely affected by any such change in, or any new, U.S. federal income tax law, regulation or administrative interpretation.

Dividends payable by REITs do not qualify for the reduced tax rates on dividend income from regular corporations, which could adversely affect the value of the Combined Company's common stock.

        The maximum U.S. federal income tax rate for certain qualified dividends payable to U.S. stockholders that are individuals, trusts and estates is 20%. Dividends payable by REITs, however, generally are not eligible for the reduced rates. However, for taxable years beginning after December 31, 2017 and before January 1, 2026, under the recently enacted TCJA, noncorporate taxpayers may deduct up to 20% of certain qualified business income, including "qualified REIT dividends" (generally, dividends received by a REIT shareholder that are not designated as capital gain dividends or qualified dividend income), subject to certain limitations, resulting in an effective maximum U.S. federal income tax rate of 29.6% on such income. Although the reduced U.S. federal income tax rate applicable to dividend income from regular corporate dividends does not adversely affect the taxation of REITs or dividends paid by REITs, the more favorable rates applicable to regular corporate dividends could cause investors who are individuals, trusts and estates to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the shares of REITs, including the Combined Company's common stock. Dividends may also be subject to a 3.8% Medicare tax under certain circumstances.

The tax basis that Ready Capital uses to compute taxable income with respect to certain interests in loans that were held by the predecessor to the Ready Capital Operating Partnership at the time of the formation of Pre-Merger Sutherland could be subject to challenge.

        Prior to the formation transactions of Pre-Merger Sutherland, the predecessor to the Ready Capital Operating Partnership had accounted for its interest in certain SBC securitizations as an interest in a single debt instrument for U.S. federal income tax purposes. In connection with the formation transactions of Pre-Merger Sutherland, the predecessor to the Ready Capital Operating Partnership was treated as terminated for U.S. federal income tax purposes, and the Ready Capital Operating Partnership was treated as a new partnership that acquired the assets of such predecessor for U.S. federal income tax purposes. Beginning with such transactions, the Ready Capital Operating Partnership has properly accounted for Ready Capital's interests in these securitizations as interests in the underlying loans for U.S. federal income tax purposes. Since Ready Capital did not have complete information regarding the tax basis of each of the loans held by the Ready Capital Operating Partnership at the time of the formation transactions of Pre-Merger Sutherland, Ready Capital's and the Combined Company's computation of taxable income with respect to these interests could be subject to adjustment by the IRS. If any such adjustment would be significant in amount, the resulting redetermination of Ready Capital's or the Combined Company's gross income for U.S. federal income tax purposes could cause Ready Capital or the Combined Company to fail to satisfy the REIT gross income tests, which could cause Ready Capital or the Combined Company to fail to qualify as a REIT. In addition, if any such adjustment resulted in an increase in the REIT taxable income of Ready Capital or the Combined Company, the Combined Company could be required to pay a deficiency dividend in order to maintain its REIT qualification. See "Material U.S. Federal Income Tax Considerations—The Combined Company—Requirements for Qualification as a REIT" beginning on page 162 and "Material U.S. Federal Income Tax Considerations—The Combined Company—Annual Distribution Requirements" beginning on page 179.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This joint proxy statement/prospectus and the annexes to this joint proxy statement/prospectus contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act.

        These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as "may," "believe," "expect," "anticipate," "intend," "estimate," "project," "target," "goal," "plan," "should," "will," "predict," "potential," "likely," or other words, phrases or expressions of similar import, or the negative or other words or expressions of similar meaning, and statements regarding the benefits of the Merger or the other transactions contemplated by the Merger Agreement or the future financial condition, results of operations and business of Ready Capital, ORM or the Combined Company. Without limiting the generality of the preceding sentence, certain information contained in the sections "The Merger—Background of the Merger," "The Merger—Recommendation of the Ready Capital Board and Its Reasons for the Merger," "The Merger—Recommendation of the ORM Board and Its Reasons for the Merger" and "The Merger—Certain ORM Unaudited Prospective Financial Information" constitute forward-looking statements.

        Ready Capital and ORM base these forward-looking statements on particular assumptions that they have made in light of their industry experience, as well as their perception of historical trends, current conditions, expected future developments and other factors that they believe are appropriate under the circumstances. The forward-looking statements are necessarily estimates reflecting the judgment of Ready Capital's and ORM's respective management and involve a number of known and unknown risks, uncertainties and other factors which may cause actual results, performance, or achievements of Ready Capital, ORM or the Combined Company to be materially different from those expressed or implied by the forward-looking statements. In addition to other factors and matters contained in this joint proxy statement/prospectus, including those disclosed under "Risk Factors" beginning on page 38, these forward-looking statements are subject to risks, uncertainties and other factors, including, among others:

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  the ability of Ready Capital and ORM to obtain the required stockholder approvals to consummate the Merger;

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  the satisfaction or waiver of other conditions in the Merger Agreement;

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  the risk that the Merger or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all;

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  the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and that a termination under certain circumstances could require Ready Capital to pay ORM or ORM to pay Ready Capital a termination fee or expense amount, as described under "The Merger Agreement—Termination Fees and Expenses" beginning on page 150;

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  the ability of Ready Capital to successfully integrate pending transactions and implement its operating strategy, including the Merger;

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  adverse changes in residential real estate and the residential real estate capital markets;

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  financing risks;

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  the outcome of current and future litigation, including any legal proceedings that may be instituted against Ready Capital, ORM or others related to the Merger Agreement;

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  regulatory proceedings or inquiries;

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  changes in laws or regulations or interpretations of current laws and regulations that impact Ready Capital's or ORM's business, assets or classification as a REIT; and

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  other risks detailed in filings made by each of Ready Capital and ORM with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2017 and other reports filed by Ready Capital with the SEC and incorporated herein by reference and the Annual Report on Form 10-K for the year ended December 31, 2017, and other reports filed by ORM and incorporated herein by reference. See also "Where You Can Find More Information and Incorporation by Reference" on page 225 of this joint proxy statement/prospectus.

        Although Ready Capital and ORM believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this joint proxy statement/prospectus will prove to be accurate. As you read and consider the information in this joint proxy statement/prospectus, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date of this joint proxy statement/prospectus, in the case of forward-looking statements contained in this joint proxy statement/prospectus, or the dates of the documents incorporated by reference or attached as annexes to this joint proxy statement/prospectus, in the case of forward-looking statements made in those documents. Neither Ready Capital nor ORM undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law.

        In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Ready Capital, ORM or any other person that the results or conditions described in such statements or the objectives and plans of Ready Capital or ORM will be achieved. In addition, Ready Capital's and ORM's qualification as a REIT involves the application of highly technical and complex provisions of the Code.

        All forward-looking statements, expressed or implied, included in this joint proxy statement/prospectus are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Ready Capital, ORM or persons acting on their behalf may issue.

 THE COMPANIES

Ready Capital Corporation

Ready Capital Corporation
1140 Avenue of the Americas
7th Floor
New York, New York 10036
(212) 275-4600

        Ready Capital is a multi-strategy real estate finance company that originates, aquires, finances and services SBC loans, SBA loans, residential mortgage loans, and to a lesser extent, MBS collateralized primarily by SBC loans, or other real estate-related investments. Ready Capital's loans range in original principal amounts up to $35 million and are used by businesses to purchase real estate used in their operations or by investors seeking to acquire small multi-family, office, retail, mixed use or warehouse properties.

        Ready Capital's origination and acquisition platforms consist of the following four operating segments:

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  SBC Originations.  Ready Capital originates SBC loans secured by stabilized or transitional investor properties using multiple loan origination channels through its wholly-owned subsidiary, ReadyCap Commercial, LLC, a wholly-owned subsidiary of ReadyCap Holdings, LLC. Additionally, as part of this segment, Ready Capital originates and services multi-family loan products under the newly launched small balance loan program of the Federal Home Loan Mortgage Corporation ("Freddie Mac" and the "Freddie Mac program"). These originated loans are generally held-for-investment or placed into securitization structures.

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  SBA Originations, Acquisitions and Servicing.  Ready Capital acquires, originates and services owner-occupied loans guaranteed by the SBA under its Section 7(a) loan program through its wholly-owned subsidiary, ReadyCap Lending. Ready Capital holds an SBA license as one of only 14 non-bank Small Business Lending Companies ("SBLCs") and have been granted preferred lender status by the SBA. In the future, Ready Capital may originate SBC loans for real estate under the SBA 504 loan program, under which the SBA guarantees subordinated, long-term financing. These originated loans are either held-for-investment, placed into securitization structures, or sold.

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  Loan Acquisitions.  Ready Capital acquires performing and non-performing SBC loans and intends to continue to acquire these loans as part of its business strategy. It holds performing SBC loans to term, and it seeks to maximize the value of the non-performing SBC loans acquired by it through proprietary loan modification programs. It typically acquires non-performing loans at a discount to their unpaid principal balance when Ready Capital believes that resolution of the loans will provide attractive risk-adjusted returns.

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  Residential Mortgage Banking.  In connection with its merger with ZAIS Financial Corp. on October 31, 2016, Ready Capital added a residential mortgage loan origination segment through its wholly-owned subsidiary, GMFS, LLC ("GMFS"). GMFS originates residential mortgage loans eligible to be purchased, guaranteed or insured by the Federal National Mortgage Association, Freddie Mac, Federal Housing Administration, U.S. Department of Agriculture and U.S. Department of Veterans Affairs through retail, correspondent and broker channels. These originated loans are then sold to third parties.

        Ready Capital's objective is to provide attractive risk-adjusted returns to its stockholders, primarily through dividends and secondarily through capital appreciation. In order to achieve this objective, Ready Capital intends to continue to grow its investment portfolio and believes that the breadth of its full service real estate finance platform will allow the company to adapt to market conditions and deploy capital in its asset classes and segments with the most attractive risk-adjusted returns.

        Ready Capital has elected to be treated as a REIT for U.S. federal income tax purposes. To qualify as a REIT, Ready Capital is required to meet certain investment and operating tests and annual distribution requirements. Ready Capital generally will not be subject to U.S. federal income taxes on its taxable income to the extent that it annually distributes all of its net taxable income to stockholders, does not participate in prohibited transactions and maintains its intended qualification as a REIT. However, certain activities that Ready Capital may perform may cause Ready Capital to earn income which will not be qualifying income for REIT purposes. Ready Capital has designated certain of its subsidiaries as TRSs, to engage in such activities, and Ready Capital may form additional TRSs in the future. Ready Capital also operates its business in a manner that will permit it to maintain its exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act").

        Shares of Ready Capital Common Stock are listed on the NYSE, trading under the symbol "RC".

        Ready Capital's principal executive offices are located at 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, and its telephone number is (212) 275-4600. Ready Capital's website is www.readycapital.com.

ReadyCap Merger Sub, LLC

ReadyCap Merger Sub, LLC
1140 Avenue of the Americas
7th Floor
New York, New York 10036
(212) 275-4600

        Merger Sub is a Delaware limited liability company that was formed on November 7, 2018 solely for the purpose of effecting the Merger. Upon Closing, ORM will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company. Merger Sub has not conducted any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Owens Realty Mortgage, Inc.

Owens Realty Mortgage, Inc.
2221 Olympic Boulevard
Walnut Creek, California 94595
(925) 935-3840

        ORM is a specialty finance company that focuses on the origination, investment and management of commercial real estate loans, primarily in the Western U.S. ORM provides customized, short-term loans to small and middle-market investors and developers that require speed and flexibility. ORM also holds investments in real estate properties. ORM's investment objective is to provide investors with attractive current income and long-term stockholder value. ORM's common stock is traded on the NYSE American under the symbol "ORM".

        ORM is externally managed and advised by the ORM Manager, a specialized commercial real estate management company that has originated, serviced and managed alternative commercial real estate investments since 1951. The ORM Manager provides ORM with all of the services vital to its operations. ORM's executive officers and most of its other staff are all employed by the ORM Manager pursuant to the ORM Management Agreement and ORM's charter. The ORM Management Agreement requires the ORM Manager to manage ORM's business affairs in conformity with the policies and investment guidelines that are approved and monitored by the ORM Board. The ORM Board is composed of a majority of independent directors.

        ORM was incorporated in Maryland on August 9, 2012. Effective May 20, 2013, OMIF, a California Limited Partnership formed in 1984, merged with and into ORM, with ORM as the surviving corporation in the merger. ORM commenced conducting all of the business conducted by OMIF at the effective time of the merger. The merger was conducted to reorganize ORM's business operations so that, among other things, ORM could elect to qualify as a REIT for federal income tax purposes. As a qualified REIT, ORM is generally not subject to federal income tax on that portion of its REIT taxable income that is distributed to ORM stockholders, provided that at least 90% of taxable income is distributed and provided that certain other requirements are met. Certain of ORM's assets that produce non-qualifying income are held in TRSs. Unlike other subsidiaries of a REIT, the income of a TRSs is subject to federal and state income taxes.

        The ORM Manager arranges, services and maintains the loan and real estate portfolios for ORM. ORM's loans are secured by mortgages or deeds of trust on unimproved, improved, income-producing and non-income-producing real property, such as condominium projects, apartment complexes, shopping centers, office buildings, and other commercial or industrial properties. No single ORM loan may exceed 10% of ORM's assets as of the date the loan is made.

        ORM's principal executive offices are located at 2221 Olympic Boulevard Walnut Creek, California 94595, and its telephone number is (925) 935-3840. ORM's website is www.owensmortgage.com.

The Combined Businesses

        Upon completion of the Merger, Ready Capital will remain a publicly traded corporation focused on acquiring, originating, managing, servicing and financing primarily SBC loans. Upon completion of the Merger, Ready Capital is expected to have a pro forma equity market capitalization of approximately $715.5 million and a total capitalization of approximately $773.7 million based on the $16.14 per share closing price of Ready Capital Common Stock on February 14, 2019. Following the completion of the Merger, the Ready Capital will continue to be externally managed by the Ready Capital Manager.

        The combined business will continue to be operated through Ready Capital and its subsidiaries, which will include ORM and its subsidiaries.

        The common stock of the Combined Company will continue to be listed on the NYSE, trading under the symbol "RC".

        Ready Capital's principal executive offices will remain located at 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, and its telephone number will be (212) 257-4600.

THE READY CAPITAL SPECIAL MEETING

        This joint proxy statement/prospectus is being furnished in connection with the solicitation of proxies from Ready Capital stockholders for exercise at the Ready Capital special meeting. This joint proxy statement/prospectus and accompanying form of proxy are first being mailed to Ready Capital stockholders on or about February 20, 2019.

Purpose of the Ready Capital Special Meeting

        A special meeting of Ready Capital stockholders will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on March 21, 2019, at 9:00 a.m., Eastern Time, for the following purposes:

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  to consider and vote on the Ready Capital Common Stock Issuance Proposal, which is the proposal to approve the issuance of shares of Ready Capital Common Stock to the ORM stockholders in connection with the Merger; and

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  to consider and vote on the Ready Capital Adjournment Proposal, the proposal to adjourn the Ready Capital special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the Ready Capital Common Stock Issuance Proposal.

        Only business within the purposes described in the Notice of Special Meeting of Ready Capital may be conducted at the Ready Capital special meeting. Any action may be taken on the items of business described above at the Ready Capital special meeting on the date specified above, or on any date or dates to which the special meeting may be postponed or adjourned.

        This joint proxy statement/prospectus also contains information regarding the ORM special meeting, including the items of business for that special meeting. At the Ready Capital special meeting Ready Capital stockholders will not be voting on the proposals to be considered and voted on at the ORM special meeting.

Record Date; Voting Rights; Proxies

        Ready Capital has fixed the close of business on January 14, 2019 as the record date for determining holders of Ready Capital Common Stock entitled to notice of, and to vote at, the Ready Capital special meeting. Only holders of Ready Capital Common Stock at the close of business on the record date will be entitled to notice of, and to vote at, the Ready Capital special meeting. As of the record date, there were 32,105,112 issued and outstanding shares of Ready Capital Common Stock. Each holder of record of Ready Capital Common Stock on the record date is entitled to one vote per share. Votes may be cast either in person or by properly authorized proxy at the Ready Capital special meeting. As of the record date, the issued and outstanding shares of Ready Capital Common Stock were held by approximately 1,600 beneficial owners.

        Stockholders of Record.    If you are a stockholder of record of Ready Capital Common Stock, you may have your shares of Ready Capital Common Stock voted on the matters to be presented at the special meeting in any of the following ways:

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  To authorize a proxy through the Internet, visit the website set forth on the proxy card you received. You will be asked to provide the control number from the enclosed proxy card. Proxies authorized through the Internet must be received by 11:59 p.m., Eastern Time, on March 20, 2019.

  •
  To authorize a proxy by telephone, dial the toll-free telephone number set forth on the proxy card you received using a touch tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Proxies authorized by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on March 20, 2019.

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  To authorize a proxy by mail, complete, date and sign each proxy card you receive and return it as promptly as practicable in the enclosed prepaid envelope. If you sign and return your proxy card, but do not mark the boxes showing how you wish to vote, your shares of common stock will be voted "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal.

  •
  If you intend to vote in person, please bring proper identification, together with proof that you are a record owner of shares of Ready Capital.

        Beneficial Owners.    If your shares of Ready Capital Common Stock are held in "street name," please refer to the instructions provided by your broker, bank, trustee or other nominee to see which of the above choices are available to you. Please note that if you are a holder in "street name" and wish to vote in person at the special meeting, you must obtain a legal proxy from broker, bank, trustee or other nominee.

        All shares of Ready Capital Common Stock that are entitled to vote and are represented at the Ready Capital special meeting by properly authorized proxies received before or at the Ready Capital special meeting and not revoked, will be voted at the special meeting in accordance with the instructions indicated on the proxies. If no instructions are given on a timely and properly executed proxy card, your shares of stock will be voted:

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  "FOR" the Ready Capital Common Stock Issuance Proposal; and

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  "FOR" the Ready Capital Adjournment Proposal.

        Votes cast by proxy or in person at the Ready Capital special meeting will be tabulated by the inspector of elections appointed for the Ready Capital special meeting. The chairman of the Ready Capital special meeting will determine whether or not a quorum is present.

        Any proxy given by a stockholder pursuant to this solicitation may be revoked at any time before the vote is taken at the special meeting in any of the following ways:

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  authorizing a later proxy by telephone or through the Internet prior to 11:59 p.m., Eastern Time, on March 20, 2019;

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  filing with the Secretary of Ready Capital, before the taking of the vote at the Ready Capital special meeting, a written notice of revocation bearing a later date than the proxy card previously submitted;

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  duly executing a later dated proxy card relating to the same shares of stock and delivering it to the Secretary of Ready Capital before the taking of the vote at the Ready Capital special meeting; or

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  voting in person at the Ready Capital special meeting, although attendance at the special meeting alone will not by itself constitute a revocation of a proxy.

        Any written notice of revocation or subsequent proxy card should be sent to Ready Capital Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York, 10036, Attention: Secretary, or hand delivered to the Secretary of Ready Capital before the taking of the vote at the Ready Capital special meeting.

Solicitation of Proxies

        Ready Capital is soliciting proxies on behalf of the Ready Capital Board. Ready Capital will bear the costs of soliciting proxies. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to owners of Ready Capital Common Stock held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from Ready Capital stockholders by directors, officers and employees of Ready Capital in person or by telephone, by facsimile, on the Internet or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of Ready Capital in connection with this solicitation. Ready Capital has not retained a proxy solicitor in connection with the solicitation of proxies for the Ready Capital special meeting.

Quorum; Abstentions and Broker Non-Votes

        The presence, in person or by proxy, of the holders of shares of Ready Capital Common Stock entitled to cast a majority of all the votes entitled to be cast at the Ready Capital special meeting will constitute a quorum at the Ready Capital special meeting. Ready Capital will include abstentions in the calculation of the number of shares considered to be present at the Ready Capital special meeting for purposes of determining the presence of a quorum at the Ready Capital special meeting. Approval of the Ready Capital Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present. Under NYSE guidance applicable to the Ready Capital Common Stock Issuance Proposal, abstentions will be considered as votes cast and accordingly will have the same effect as votes "AGAINST" the Ready Capital Common Stock Issuance Proposal. Approval of the Ready Capital Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present. Abstentions will not be counted as "votes cast" for this proposal and will therefore have no effect on the outcome of the vote on the Ready Capital Adjournment Proposal. Any failure to return your proxy card or other failure to vote will have no effect on the outcome of the vote on either the Ready Capital Common Stock Issuance Proposal or the Ready Capital Adjournment Proposal provided that a quorum is otherwise present at the Ready Capital special meeting.

        Banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. Because each of the proposals to be voted upon at the Ready Capital special meeting is considered "non-routine," such organizations do not have discretion to vote on any of the proposals. As a result, if you do not provide your broker, bank or other nominee with instructions regarding how to vote your shares of Ready Capital Common Stock, your shares of Ready Capital Common Stock will not be considered present at the Ready Capital special meeting and will not be voted on any of the proposals. Broker non-votes, if any, will have no effect on either the Ready Capital Common Stock Issuance Proposal or the Ready Capital Adjournment Proposal.

Required Vote

        Approval of the Ready Capital Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present.

        If voted upon at the Ready Capital special meeting, approval of the Ready Capital Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present. Abstentions will not be counted as "votes cast" for this proposal and will therefore have no effect on the outcome of the vote on the Ready Capital Adjournment Proposal.

        As of the close of business on the record date for the Ready Capital special meeting, directors and executive officers of Ready Capital and certain funds managed or advised by the Ready Capital

Manager and its affiliates owned an aggregate of 13,682,021 shares of Ready Capital Common Stock entitled to vote at the Ready Capital special meeting. Ready Capital currently expects that Ready Capital's directors and executive officers and certain funds managed or advised by the Ready Capital Manager and its affiliates will vote their shares of Ready Capital Common Stock "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal, although none of them are obligated to do so.

        Regardless of the number of shares of Ready Capital Common Stock you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card today or authorize a proxy to vote your shares by phone or Internet.

PROPOSALS SUBMITTED TO THE READY CAPITAL STOCKHOLDERS

Proposal 1: Ready Capital Common Stock Issuance Proposal

        Ready Capital stockholders are being asked to approve the issuance of shares of Ready Capital Common Stock to the ORM stockholders in the Merger. For a summary and detailed information regarding this proposal, see the information about the Merger and the Merger Agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled "The Merger" beginning on page 76 and "The Merger Agreement" beginning on page 129. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

        Pursuant to the Merger Agreement, approval of the Ready Capital Common Stock Issuance is a condition to the consummation of the Merger. If the Ready Capital Common Stock Issuance Proposal is not approved, the Merger will not be completed.

        Approval of the Ready Capital Common Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present.

Recommendation of the Ready Capital Board

        The Ready Capital Board unanimously recommends that Ready Capital stockholders vote "FOR" the Ready Capital Common Stock Issuance Proposal to issue shares of Ready Capital Common Stock to ORM stockholders pursuant to the Merger Agreement.

Proposal 2: Ready Capital Adjournment Proposal

        The Ready Capital special meeting may be adjourned to another time or place, if necessary or appropriate in the judgment of the Ready Capital Board, to permit, among other things, further solicitation of proxies, if necessary or appropriate in the view of the Ready Capital Board, in favor of the Ready Capital Common Stock Issuance Proposal if there are not sufficient votes at the time of such adjournment to approve such proposal.

        Ready Capital is asking Ready Capital stockholders to approve the adjournment of the Ready Capital special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Ready Capital Common Stock Issuance Proposal if there are not sufficient votes at the time of such adjournment to approve such proposal.

        Approval of the Ready Capital Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of Ready Capital Common Stock, provided a quorum is present.

        Ready Capital does not intend to call a vote on the Ready Capital Adjournment Proposal if the Ready Capital Common Stock Issuance Proposal considered at the Ready Capital special meeting has been approved at the Ready Capital special meeting.

Recommendation of the Ready Capital Board

        The Ready Capital Board unanimously recommends that Ready Capital stockholders vote "FOR" the Ready Capital Adjournment Proposal to adjourn the Ready Capital special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the Ready Capital Common Stock Issuance Proposal.

Other Business

        Pursuant to Maryland law and the Ready Capital Bylaws, only matters described in the Notice of Special Meeting for Ready Capital may be brought before the Ready Capital special meeting.

THE ORM SPECIAL MEETING

        This joint proxy statement/prospectus is being furnished in connection with the solicitation of proxies from ORM stockholders for exercise at the ORM special meeting. This joint proxy statement/prospectus and accompanying form of proxy are first being mailed to ORM stockholders on or about February 19, 2019.

Purpose of the ORM Special Meeting

        A special meeting of ORM stockholders will be held at the offices of Vinson & Elkins L.L.P., 555 Mission Street, Suite 2000, San Francisco, California 94105, on March 21, 2019 at 10:00 a.m. Pacific Time, for the following purposes:

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  to consider and vote on the ORM Merger Proposal;

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  to consider and vote on the ORM Management Agreement Termination Proposal; and

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  to consider and vote on the ORM Adjournment Proposal.

        Only business within the purposes described in the Notice of Special Meeting of ORM may be conducted at the ORM special meeting. Any action may be taken on the items of business described above at the ORM special meeting on the date specified above, or on any date or dates to which the ORM special meeting may be postponed or adjourned.

        This joint proxy statement/prospectus also contains information regarding the Ready Capital special meeting, including the items of business for that special meeting. ORM stockholders are not voting on the proposals to be voted on at the Ready Capital special meeting.

Record Date; Voting Rights; Proxies

        ORM has fixed the close of business on January 14, 2019 as the record date for determining holders of ORM Common Stock entitled to notice of, and to vote at, the ORM special meeting. Holders of ORM Common Stock at the close of business on the record date will be entitled to notice of the ORM special meeting. As of the record date, there were 8,482,880 issued and outstanding shares of ORM Common Stock. Each holder of record of ORM Common Stock on the record date is entitled to one vote per share with respect to each proposal. Votes may be cast either in person or by properly authorized proxy at the ORM special meeting. As of the record date, the issued and outstanding ORM Common Stock was held by approximately 711 beneficial owners.

        Stockholders of Record.    If you are a stockholder of record of ORM Common Stock, you may have your shares of ORM Common Stock voted on the matters to be presented at the ORM special meeting in any of the following ways:

  •
  To authorize a proxy through the Internet, visit the website set forth on the proxy card you received. You will be asked to provide the control number from the enclosed proxy card. Proxies authorized through the Internet must be received by 11:59 p.m., Pacific Time, on March 20, 2019.

  •
  To authorize a proxy by telephone, dial the toll free telephone number set forth on the proxy card you received using a touch tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Proxies authorized by telephone or through the Internet must be received by 11:59 p.m., Pacific Time, on March 20, 2019.

  •
  To authorize your proxy by mail, complete, date and sign each proxy card you receive and return it as promptly as practicable in the enclosed prepaid envelope. If you sign and return your proxy card, but do not mark the boxes showing how you wish to vote, your shares of common stock will be voted "FOR" the ORM Merger Proposal, the ORM Management Agreement Termination Proposal and the ORM Adjournment Proposal.

  •
  If you intend to vote in person, please bring proper identification, together with proof that you are a record owner of shares of the applicable company.

        Beneficial Owners.    If your shares of ORM Common Stock are held in "street name," please refer to the instructions provided by your broker, bank, trustee or other nominee to see which of the above choices are available to you. Please note that if you are a holder in "street name" and wish to vote in person at the ORM special meeting, you must obtain a legal proxy from your broker, bank, trustee or other nominee, which may take several days. Please also see the question and answer referencing "street name" shares below.

        All shares of ORM Common Stock that are entitled to vote and are represented at the ORM special meeting by properly authorized proxies received before or at the ORM special meeting and not revoked will be voted at such special meeting in accordance with the instructions indicated on the proxies. If no instructions are given on a timely and properly executed proxy card, your shares will be voted:

  •
  "FOR" the ORM Merger Proposal.

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  "FOR" the ORM Management Agreement Termination Proposal.

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  "FOR" the ORM Adjournment Proposal.

        Votes cast by proxy or in person at the ORM special meeting will be tabulated by one or more inspectors appointed by the ORM Board for the ORM special meeting. The chairman of the ORM special meeting will determine whether or not a quorum is present.

        Any proxy given by a stockholder pursuant to this solicitation may be revoked at any time before the vote is taken at the ORM special meeting in any of the following ways:

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  authorizing a later proxy by telephone or through the Internet prior to 11:59 p.m., Pacific Time, on March 20, 2019;

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  filing with the Secretary of ORM, before the taking of the vote at the ORM special meeting, a written notice of revocation bearing a later date than the proxy card;

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  duly executing a later dated proxy card relating to the same shares and delivering it to the Secretary of ORM before the taking of the vote at the ORM special meeting; or

  •
  voting in person at the ORM special meeting, although attendance at the ORM special meeting alone will not by itself constitute a revocation of a proxy.

        Any written notice of revocation or subsequent proxy card should be sent to Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595, Attention: Secretary, or hand delivered to the Secretary of ORM before the taking of the vote at the ORM special meeting.

Solicitation of Proxies

        ORM is soliciting proxies on behalf of the ORM Board. ORM will bear the costs of soliciting proxies. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to owners of ORM Common Stock held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from ORM stockholders by directors, officers and employees of ORM in person or by telephone, by facsimile, on the Internet or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of ORM in connection with this solicitation. ORM has retained Georgeson to solicit, and for advice and assistance in connection with the solicitation of, proxies for the ORM special meeting at a cost of $12,500, plus out-of-pocket expenses. No portion of the amount that ORM has agreed to pay to Georgeson is contingent upon the Closing. ORM has agreed to indemnify Georgeson against any loss, damage, expense, liability or claim arising out of such services. Any questions or requests for assistance regarding this joint proxy statement/prospectus and related proxy materials may be directed to Georgeson by telephone at (888) 566-8006.

Quorum; Abstentions and Broker Non-Votes

        The presence in person or by proxy of the holders of shares of ORM Common Stock entitled to cast a majority of all the votes entitled to be cast at the ORM special meeting will constitute a quorum at the ORM special meeting. Shares that abstain from voting will be treated as shares that are present and entitled to vote at the ORM special meeting for purposes of determining whether a quorum exists. Because approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal requires the affirmative vote of holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the matter, abstentions, failing to vote and broker non-votes, if any, will have the same effect as votes "AGAINST" approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal. For the ORM Adjournment Proposal, abstentions, failing to vote and broker non-votes, if any, will have no effect, assuming a quorum is present.

        Banks, brokers and other nominees that hold their customers' shares in street name may not vote their customers' shares on "non-routine" matters without instructions from their customers. As each of the proposals to be voted upon at the ORM special meeting is considered "non-routine," such organizations do not have discretion to vote on any of the proposals. As a result, if you hold your shares in "street name" and you fail to provide your broker, bank or other nominee with any instructions regarding how to vote your shares of ORM Common Stock your shares of ORM Common Stock will not be considered present at the ORM special meeting and will not be voted on any of the proposals.

Required Vote

        Approval of the ORM Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the matter.

        Approval of the ORM Management Agreement Termination Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the matter.

        Approval of the ORM Adjournment Proposal requires, provided a quorum is present, the affirmative vote of a majority of the votes cast on the ORM Adjournment Proposal by holders of ORM Common Stock at the ORM special meeting.

        Regardless of the number of shares of ORM Common Stock you own, your vote is important. Please complete, sign, date and promptly return the enclosed proxy card today or authorize a proxy to vote your shares by phone or Internet.

PROPOSALS SUBMITTED TO THE ORM STOCKHOLDERS

Proposal 1: ORM Merger Proposal

        ORM stockholders are asked to approve the ORM Merger Proposal as contemplated by the Merger Agreement. For a summary and detailed information regarding the ORM Merger Proposal, see the information about the Merger and the Merger Agreement throughout this joint proxy statement/prospectus, including the information set forth in sections entitled "The Merger" beginning on page 76 and "The Merger Agreement" beginning on page 129. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

        Pursuant to the Merger Agreement, approval of the ORM Merger Proposal is a condition to the consummation of the Merger. If the ORM Merger Proposal is not approved, the Merger will not be completed.

        Approval of the ORM Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the matter.

Recommendation of the ORM Board

        The ORM Board unanimously recommends (with Mr. Owens abstaining) that ORM stockholders vote "FOR" the ORM Merger Proposal.

Proposal 2: ORM Management Agreement Termination Proposal

        ORM stockholders are asked to approve the termination of the ORM Management Agreement. For a summary and detailed information regarding the ORM Management Agreement, see the information about the termination of the ORM Management Agreement throughout this joint proxy statement/prospectus, including the information set forth in section entitled "The Merger—Interests of ORM's Directors and Executive Officers in the Merger" beginning on page 122.

        Pursuant to the Merger Agreement, termination of the ORM Management Agreement is a condition to the consummation of the Merger. If the ORM Management Agreement is not terminated, the Merger will not be completed.

        Approval of the ORM Management Agreement Termination Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the matter.

Recommendation of the ORM Board

        The ORM Board unanimously recommends (with Mr. Owens abstaining) that ORM stockholders vote "FOR" the ORM Management Agreement Termination Proposal.

Proposal 3: ORM Adjournment Proposal

        The ORM stockholders are being asked to approve a proposal that will give ORM the authority to adjourn the ORM special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal if there are not sufficient votes at the time of the ORM special meeting to approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal. If, at the ORM special meeting, the number of shares of ORM Common Stock present or represented by proxy and voting for the approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal is insufficient to approve each such proposal, ORM intends to move to adjourn the ORM special meeting to another place, date or time in order to enable the ORM Board to solicit additional proxies for approval of the proposals. ORM does not intend to call a vote on the

ORM Adjournment Proposal if the ORM Merger Proposal and the ORM Management Agreement Termination Proposal are considered and approved at the ORM special meeting. If the ORM special meeting is adjourned for the purpose of soliciting additional proxies, ORM stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise.

        Approval of the ORM Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of ORM Common Stock, provided a quorum is present.

Recommendation of the ORM Board

        The ORM Board unanimously recommends (with Mr. Owens abstaining) that ORM stockholders vote "FOR" the ORM Adjournment Proposal to adjourn the ORM special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal.

Other Business

        Pursuant to the ORM Bylaws and Maryland law, no other matters will be transacted at the ORM special meeting.

THE MERGER

        The following is a summary of the material terms of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. The summary of the material terms of the Merger Agreement below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this joint proxy statement/prospectus as Annex A, and is incorporated by reference into this joint proxy statement/prospectus. You are urged to read this joint proxy statement/prospectus, including the Merger Agreement, carefully and in its entirety for a more complete understanding of the Merger.

General

        The Ready Capital Board has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and the ORM Board has unanimously (with Mr. Owens abstaining) approved the Merger Agreement and declared that the transactions contemplated therein, including the Merger and the termination of the ORM Management Agreement are advisable. Subject to the terms and conditions of the Merger Agreement, including the approval of the ORM stockholders of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal and the Ready Capital stockholders of the Ready Capital Common Stock Issuance Proposal, ORM will merge with and into Merger Sub, with Merger Sub continuing as the surviving company. Immediately following the Merger, the surviving company will be contributed to Ready Capital Operating Partnership in exchange for the Ready Capital OP Units. As a result of the contribution transaction, the surviving company will become a wholly-owned subsidiary of the Ready Capital Operating Partnership. ORM stockholders will receive the merger consideration described below under "The Merger Agreement—Consideration for the Merger" beginning on page 129.

Background of the Merger

        The ORM Board regularly evaluates ORM's strategic direction and ongoing business plans and reviews possible ways of increasing long-term stockholder value. These reviews include the consideration of various loan origination strategies, sales of real estate assets, potential strategic business combinations, and other transactions with third parties that would further ORM's strategic objectives and ability to create stockholder value.

        The Ready Capital Board has set a strategic goal to achieve sensible growth in Ready Capital's capital and asset base in order to enhance Ready Capital's access to capital and capital flexibility, and to attract a greater level of institutional investor interest in Ready Capital's business. In furtherance of this strategic goal, Ready Capital has been regularly evaluating and implementing a range of capital raising alternatives, including public and private equity offerings, secured and unsecured borrowings and securitizations. In addition, building on the success of Ready Capital's merger with ZAIS Financial Corp. in 2016, Ready Capital is also interested in exploring acquisitions of other businesses or assets where the consideration issued by Ready Capital in such transactions includes Ready Capital Common Stock or preferred stock.

        On June 1, 2017, Gary I. Furukawa, the founder, senior partner and chief investment officer of Freestone Capital Management, LLC ("Freestone"), a 7.6% ORM stockholder, sent an open letter to the ORM Board that, in part, called for the immediate liquidation of ORM, and expressed concerns with ORM's business strategy and stock price performance.

        On June 15, 2017, William C. Owens, who was at the time serving as Chairman of the ORM Board, sent an open letter to Freestone that acknowledged the stockholder's feedback and responded that the ORM Board had concerns regarding the consequences of liquidation, including adverse economic and tax implications. In addition, Mr. Owens reiterated ORM's commitment to closing the gap between ORM's stock price and book value, as evidenced by ORM's stock repurchase program that it had announced on June 13, 2017 and ORM's ongoing strategy of selling its real estate assets in a responsible manner and reallocating these proceeds into commercial loan investments.

        On December 29, 2017, following extensive deliberations by the ORM Board, ORM entered into a settlement agreement with Freestone and certain of its affiliates pursuant to which ORM agreed to purchase ORM Common Stock held by Freestone in a privately negotiated transaction. The ORM Board determined this strategy would permit ORM to (i) repurchase these shares at a price that would be accretive to ORM's book value, (ii) continue to pursue its strategic plan already successfully underway and achieving results, (iii) avoid a costly and distracting proxy fight and (iv) remain focused on maximizing long-term value for all ORM stockholders.

        On January 5, 2018, Eric Hovde spoke with Bryan Draper, President, Chief Executive Officer and Director of ORM, and Daniel Worley, Senior Vice President and Corporate Secretary of ORM, and informed ORM of his intention to nominate a slate of directors for election at the ORM annual meeting.

        On January 12, 2018, the last date on which stockholder nominations were due with respect to the ORM annual meeting, Eric Hovde, Financial Institutions Partners III, LP, and certain of their affiliates (collectively, the "Hovde Group") delivered a formal notice to the ORM Board expressing its intent to nominate and solicit proxies in support of two Class II director candidates, Steven Hovde and James Hua, for election to the ORM Board at the 2018 annual meeting of ORM stockholders. According to the nomination notice, as of January 12, 2018, the Hovde Group owned approximately 3.7% of the outstanding shares of ORM Common Stock.

        On January 17, 2018, Eric Hovde contacted Mr. Draper by telephone to discuss the Hovde Group's nominations and to discuss his concerns with ORM's business strategy and stock price performance. Mr. Draper invited Eric Hovde to speak directly with the ORM Board regarding his concerns, which was subsequently arranged.

        On February 13, 2018, Mr. Draper and Mr. Schmal spoke by telephone with Eric Hovde. During this meeting, Eric Hovde expressed concerns regarding ORM's business strategy and stock price performance, including an indication by Eric Hovde that in order to avoid a proxy contest, ORM should use substantially all available cash from operations to repurchase shares of ORM's Common Stock until the price reached $20.00 per share.

        The ORM Board met on February 27, 2018 to consider Eric Hovde's proposal.

        On February 28, 2018, Mr. Draper spoke by telephone with Eric Hovde. During this meeting, Mr. Draper and Eric Hovde discussed a range of topics relating to ORM's business strategy, the Hovde Group's director nominees, and Eric Hovde's proposal that ORM use substantially all available cash from operations to repurchase shares of ORM Common Stock. They also discussed coordinating schedules for ORM to conduct formal interviews with the Hovde Group's nominees to the ORM Board, Steven Hovde and James Hua.

        On March 13, 2018, ORM issued a press release announcing, among other things, ORM's adoption of a $10 million stock repurchase plan and an increased quarterly dividend of $0.16 per share of ORM Common Stock for the quarter ending March 31, 2018. ORM also announced its financial results for the fourth quarter and year ended December 31, 2017. ORM reported net loss attributable to common stockholders of $0.44 per fully-diluted share of ORM Common Stock for the fourth quarter of 2017 and net income attributable to common stockholders of $0.85 per fully-diluted share of ORM Common Stock for the year ended December 31, 2017. ORM's book value attributable to common stockholders at December 31, 2017 was $22.10 per share of ORM Common Stock, and its last sale price on the NYSE American was $14.49 per share of ORM Common Stock on March 14, 2018.

        Also, on March 13, 2018, Eric Hovde spoke with Mr. Draper via telephone to express his disapproval with ORM's business strategy, including the decision to increase the quarterly dividend to ORM stockholders, and to reiterate his proposal that substantially all of ORM's available cash from operations should be used to repurchase shares of ORM Common Stock.

        On March 20, 2018, Mr. Schmal received an email inquiry from a commercial mortgage REIT ("Company A") with an interest in exploring a strategic transaction with ORM. That same day, Mr. Draper received an email inquiry from another commercial mortgage REIT ("Company B") with an interest in exploring a strategic transaction with ORM or ORM Manager. On March 22, 2018, Mr. Draper, and Dan Worley, Secretary of ORM, held an introductory call with representatives of Company B to discuss Company B's interest in exploring a strategic transaction with ORM or ORM Manager. Mr. Draper and Mr. Worley subsequently briefed the ORM Board and Vinson & Elkins, who was serving as legal counsel to the compensation committee of the ORM Board (the "ORM Compensation Committee"). The ORM Board instructed Mr. Draper, Mr. Worley and Vinson & Elkins to work with Company A and Company B to enter into a non-disclosure agreement containing customary standstill provisions so that Company A and Company B could review certain confidential business information about ORM's loan portfolio in order to prepare an indication of interest for a strategic transaction or business combination with ORM or ORM Manager.

        On April 4, 2018, Mr. Schmal informed Eric Hovde via telephone that, after careful consideration, the ORM Nominating and Corporate Governance Committee and ORM Board concluded they would not recommend the addition of the Hovde Group nominees to the ORM Board. Mr. Schmal made the Hovde Group a settlement proposal that contemplated, among other things, that the Hovde Group would have direct involvement in the designation of a female director who would replace an existing management director, thereby increasing the percentage of independent directors on the ORM Board from 60% to 80%. The settlement proposal also contemplated that the new director would sit on an ORM Board committee and lead the review of Eric Hovde's proposal that ORM use substantially all available cash from operations to repurchase shares of ORM Common Stock. During the conversation, Mr. Schmal committed that an ORM Board committee would consider larger stock repurchases. Eric Hovde rejected the settlement proposal.

        Between April 4, 2018 and April 24, 2018, ORM and Eric Hovde continued to discuss settlement proposals.

        On April 6, 2018, ORM entered into a non-disclosure agreement containing customary standstill provisions with Company B. ORM provided Company B with certain confidential information about ORM's existing loan portfolio.

        On April 10, 2018, Mr. Draper and Mr. Worley were approached by representatives of an investment management group ("Company C") with an interest in exploring a strategic transaction with ORM Manager and making an investment into ORM.

        On April 12, 2018, ORM entered into a non-disclosure agreement containing customary standstill provisions with Company A. ORM provided Company A with certain confidential information about ORM's existing loan portfolio.

        On April 16, 2018, Mr. Draper and Mr. Worley had an introductory telephone call with representatives of Company C to discuss Company C's interest in exploring a strategic transaction with ORM Manager and making an investment into ORM.

        On April 20, 2018, Mr. Draper had a discussion with representatives of Company B regarding a potential strategic transaction with ORM. Later that day, ORM received an unsolicited letter from Company B that contained a non-binding indication of interest to acquire ORM in a stock-for-stock merger valued at $18.75 per share of ORM Common Stock, based on the then current market price of Company B's common stock.

        On April 25, 2018, the ORM management team updated the ORM Board on Company B's indication of interest and the discussions with other interested parties. The ORM Board concluded that the indication of interest was inadequate for ORM stockholders from a financial point of view. Given the interest from other parties, the ORM Board concluded that it needed assistance to help it assess prices at which indications of interest would be sufficient from a financial point of view to engage in further discussions. The ORM Board discussed with Vinson & Elkins how to respond to the indication of interest from Company B. The ORM Board agreed that the ORM Compensation Committee, which was comprised solely of independent directors, should engage an advisor (the "ORM Compensation Committee Advisor") to prepare a range of estimates of the valuation of ORM as a continuing entity and if ORM was liquidated.

        On April 26, 2018, Mr. Draper and Mr. Worley were approached by representatives of an investment bank (which was not KBW) regarding Sutherland Asset Management's (which would later be renamed Ready Capital Corporation and is referred to hereafter as "Ready Capital") interest in exploring a strategic transaction with ORM.

        On April 30, 2018, representatives of Company B contacted Mr. Draper to discuss Company B's indication of interest. Mr. Draper informed Company B that the ORM Board was considering the indication of interest and that a representative of ORM would contact Company B once the ORM Board had concluded how it wanted to respond to Company B's indication of interest.

        On May 2, 2018, ORM received an unsolicited letter from Company C containing a non-binding indication of interest to acquire ORM Manager, manage ORM and invest $100 million to $150 million into ORM.

        On May 3, 2018, Mr. Draper had a discussion with representatives of Company A regarding a potential strategic transaction with ORM.

        On May 3, 2018, Mr. Draper and Mr. Schmal contacted representatives of Company B to inform them that the ORM Board was continuing to consider the indication of interest and that a representative of ORM would contact them once the ORM Board had concluded how it wanted to respond to the indication of interest.

        Also on May 3, 2018, ORM received discussion materials from a representative of Ready Capital that contained a non-binding proposal to acquire ORM in a stock-for-stock merger with an exchange ratio of 1.3 shares of Ready Capital Common Stock for each share of ORM Common Stock, which valued ORM's Common Stock at $18.78 per share based on the then current market price of Ready Capital Common Stock. Later that day, Mr. Draper and Mr. Worley had a discussion with an investment banking firm on behalf of Ready Capital regarding the proposed transaction.

        Ready Capital's interest in pursuing a potential business combination transaction with ORM was undertaken in furtherance of Ready Capital's growth strategy. Ready Capital management believed that a merger with ORM involving the issuance by Ready Capital of Ready Capital Common Stock could present a sensible opportunity for Ready Capital growth. In addition, based on a review of publicly available information, Ready Capital management also viewed ORM's asset base as potentially complimentary to Ready Capital's existing assets and business strategies.

        On May 7, 2018, Mr. Owens informed the ORM Board of his decision to step down from his role as Chairman, effective at the close of business on May 7, 2018. Upon the recommendation of the ORM Nominating and Corporate Governance Committee, and after considering the best interests of ORM, the ORM Board appointed Mr. Schmal, the ORM Board's lead independent director at the time, as Chairman of the ORM Board, effective at the close of business on May 7, 2018. Mr. Owens remains on the ORM Board and serves as executive Chairman Emeritus of ORM.

        Also on May 7, 2018, the ORM management team updated the ORM Board on the discussions with Ready Capital, Company A, Company B and Company C and the indications of interest received from Ready Capital and Company B. The ORM Board continued to work with Vinson & Elkins and the ORM Compensation Committee Advisor to consider how ORM should respond to the proposals from Ready Capital and Company B and the discussions with Company A. The ORM Board asked Mr. Draper to contact Company C to inform Company C that the ORM Board would need more information on Company C's indication of interest before it would be able to give the proposal further consideration. The ORM Board concluded that it would consider all of the indications of interest after receiving the report from the ORM Compensation Committee Advisor.

        Following the ORM Board meeting, Mr. Draper contacted Company C to inform Company C that the ORM Board needed additional information about the transactions included in its indication of interest.

        On May 8, 2018, the Hovde Group issued an open letter to ORM stockholders stating, among other things, its intention to nominate Steven Hovde and James Hua to the ORM Board.

        On May 9, 2018, ORM issued a press release announcing, among other things, the Hovde Group's rejection of ORM's several settlement proposals and that the ORM Nominating and Corporate Governance Committee and the ORM Board concluded that adding the Hovde Group candidates to the ORM Board would not be in the best interests of ORM and its stockholders.

        On May 9, 2018, ORM also announced its first quarter 2018 financial results. ORM reported net income attributable to common stockholders of $0.05 per fully-diluted share of ORM Common Stock for the first quarter of 2018. ORM's book value attributable to common stockholders at March 31, 2018 was $22.04 per share of ORM Common Stock, and its last sale price on the NYSE American was $15.67 per share of ORM Common Stock on May 10, 2018.

        On May 9, 2018, ORM received another letter from Company C that contained a non-binding indication of interest to acquire ORM Manager, manage ORM and invest $100 million to $150 million into ORM through the acquisition of ORM Common Stock at a price between $19.00 and $21.00 per share of ORM Common Stock.

        On May 10, 2018, the Hovde Group released an open letter to ORM stockholders in response to the press release issued by ORM on May 9, 2018.

        On May 11, 2018, Mr. Draper and Mr. Worley had a further discussion with representatives of Company A regarding a potential strategic transaction with ORM.

        On May 18, 2018, the ORM Compensation Committee Advisor delivered its report to the ORM Compensation Committee on the range of estimates of the valuation of ORM as a continuing entity and if ORM was liquidated.

        On May 22, 2018, the ORM Compensation Committee and the ORM Compensation Committee Advisor discussed the report on the ORM valuation, the various assumptions used in preparing the report and various other information about ORM and its business. The ORM Compensation Committee concluded that any indication of interest that proposed to acquire ORM for a price of less than $21.00 per share of ORM Common Stock was inadequate at that time from a financial point of view. Mr. Schmal and representatives of Vinson & Elkins relayed this conclusion to Mr. Draper and Mr. Owens, who were the other ORM directors affiliated with ORM Manager, and instructed Mr. Draper to communicate this to each of the parties that had contacted ORM.

        On May 23, 2018, Mr. Draper contacted each of Ready Capital, Company A, Company B and Company C and informed them that their indications of interest were inadequate from a financial point of view to ORM stockholders.

        On May 25, 2018, Mr. Draper had calls with representatives of each of Company B and KBW, an investment banking firm which Ready Capital had selected to act as its financial advisor in connection with the proposed transaction, to discuss Company B's and Ready Capital's respective indications of interest.

        On June 4, 2018, Mr. Draper received an email inquiry from an investment banking firm suggesting that another mortgage REIT ("Company D") might be interested in discussing a strategic transaction with ORM. Later that day, Mr. Draper had a telephone conversation with representatives of Company D, who provided Mr. Draper with an overview of its business and why Company D might have interest in a strategic transaction with ORM. Mr. Draper also provided the representatives of Company D with a high-level overview of ORM's business.

        On June 7, 2018, ORM received an unsolicited letter from Company A that contained a non-binding proposal to acquire ORM in a stock-for-stock merger for between $20.00 and $21.00 per share of ORM Common Stock. Later that day, Mr. Draper discussed the indication of interest with representatives of Company A and informed them that the ORM Board would respond after it had considered the indication of interest in more detail.

        On June 12, 2018, during a regularly scheduled meeting of the Ready Capital Board, Frederick Herbst, Chief Financial Officer of Ready Capital, reported to the Ready Capital Board on Ready Capital's interactions with ORM and also told the Ready Capital Board that he would provide further updates as appropriate based on how discussions with ORM evolved.

        Also on June 12, 2018, representatives of Company B contacted Mr. Draper to discuss its indication of interest. During this discussion, Company B indicated that it would only be willing to pay up to $20.00 per share of ORM Common Stock in a transaction to acquire ORM. Mr. Draper reiterated that this price was inadequate from a financial point of view to ORM stockholders.

        On June 12, 2018, the Hovde Group issued an open letter to ORM stockholders seeking support for the election of Steven Hovde and James Hua to the ORM Board.

        On June 15, 2018, representatives of Company D informed Mr. Draper and Mr. Worley that Company D had decided not to submit an indication of interest for a strategic transaction with ORM.

        On June 25, 2018, Mr. Draper was approached by representatives of another commercial mortgage REIT ("Company E") with an interest in exploring a strategic transaction with ORM. Subsequently, on June 26, 2018, Mr. Draper and Mr. Worley briefed the ORM Board and Vinson & Elkins on Company E's interest in a strategic transaction with ORM.

        Effective June 27, 2018, the ORM Board increased the number of directors of ORM from five to six and elected Ann Marie Mehlum as an independent Class I director to fill the vacancy created by such increase. With this election, the ORM Board took an important step in achieving its goal of increased diversity in its leadership. Furthermore, as a result of this election, four of ORM's six directors were independent.

        On July 2, 2018, the Hovde Group issued another open letter to ORM stockholders announcing the Hovde Group's continued concern with ORM's business strategy and stock price performance and urging ORM stockholders to vote for the election of Steven Hovde and James Hua to the ORM Board.

        On July 5, 2018, ORM released an open letter to ORM stockholders in response to the letter from the Hovde Group issued on July 2, 2018 urging ORM stockholders to vote for the ORM director nominees.

        On July 6, 2018, ORM received an unsolicited letter from Company A that contained a non-binding proposal to acquire ORM in a stock-for-stock merger for $22.04 per share of ORM

Common Stock, which was ORM's book value per share of ORM Common Stock at March 31, 2018. Later that day, Mr. Draper discussed the indication of interest with representatives of Company A and informed them that the ORM Board would respond after it had considered the indication of interest in more detail. Later in the day on July 6, 2018, the ORM Board discussed Company A's indication of interest with representatives of Vinson & Elkins. The ORM Board agreed that it was interested in having further discussions with Company A regarding a strategic transaction to acquire ORM, but needed additional information to more fully assess the indication of interest. Mr. Draper, Mr. Schmal and representatives of Vinson & Elkins prepared several questions for Company A to obtain additional information about the indication of interest. On July 11, 2018, Mr. Draper sent Company A several questions about the indication of interest. Company A provided responses to some of these questions on July 12, 2018.

        On July 9, 2018, the Hovde Group issued another open letter to ORM stockholders similar to the July 2, 2018 letter announcing the Hovde Group's continued concern with ORM's business strategy and stock price performance and urging ORM stockholders to vote for the election of Steven Hovde and James Hua to the ORM Board.

        On July 10, 2018, ORM responded by issuing an open letter to ORM stockholders urging ORM stockholders to vote for the ORM director nominees.

        On July 13, 2018, representatives of Company E contacted Mr. Draper to discuss its indication of interest. During this discussion, Company E indicated that it would be interested in a strategic transaction to acquire ORM in a stock-for-stock merger at a price of 90% to 95% of ORM's book value, which was approximately $20.00 to $21.00 per share of ORM Common Stock. Company E indicated that it might be able to increase its price after conducting due diligence on ORM's business.

        On July 16, 2018, the ORM Board discussed Company A's indication of interest, the additional information provided by Company A, and Company E's informal indication of interest. Mr. Draper noted that Company B was not interested in having further discussions with ORM at this time and that he had not heard anything further from Ready Capital, Company C or Company E. Due to the pending annual meeting of ORM stockholders and the addition of at least two new directors to the ORM Board, the ORM Board concluded that it was unable to engage more fully with Company A at this time and that it wanted to obtain the input of the new ORM directors before engaging further. However, the ORM Board decided to permit Company A to conduct more in depth due diligence to move the process forward. In addition, the ORM Board instructed Mr. Draper, Mr. Worley and Vinson & Elkins to work with Company E to enter into a non-disclosure agreement containing customary standstill provisions so that Company E could review certain confidential business information about ORM's loan portfolio to prepare an indication of interest for a strategic transaction or business combination with ORM.

        On July 16, 2018, ORM issued a press release announcing that it expected to add, in short order, two independent directors to the ORM Board, pending the completion of customary diligence. The press release also announced that, at the request of the ORM Board, ORM's largest stockholder had suggested these independent directors for the consideration of the ORM Board.

        ORM convened its 2018 annual meeting of stockholders on July 16, 2018. The annual meeting was adjourned by the chairman of the meeting until July 19, 2018 to give ORM stockholders sufficient time to fully consider the recently announced changes to the ORM Board before casting their votes with respect to the annual meeting.

        On July 19, 2018, ORM reconvened the 2018 annual meeting of stockholders that was adjourned on July 16, 2018. ORM stockholders holding 6,824,799 shares of ORM Common Stock, or approximately 77%, of the 8,888,620 shares of ORM Common Stock outstanding as of the record date and entitled to vote at the annual meeting, attended the annual meeting in person or by proxy. At the

ORM annual meeting, stockholders voted, by a plurality of votes cast, to elect Mr. Draper and Steven Hovde as Class II directors, each with a term expiring at the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified.

        On July 20, 2018, ORM entered into a non-disclosure agreement that contained customary standstill provisions with Company E. ORM provided Company E with certain confidential information about ORM's existing portfolio for purposes of submitting an initial offer to acquire or otherwise enter into a strategic transaction or business combination with ORM.

        On August 1, 2018, Ready Capital sent ORM a revised version of the discussion materials previously provided on May 3, 2018, presenting another non-binding proposal to acquire ORM in a stock-for-stock merger for $21.00 per share of ORM Common Stock.

        Effective August 6, 2018, consistent with the ORM Board's reconstitution announced on July 16 2018, the ORM Board increased the number of directors of ORM from six to eight and elected Gilbert E. Nathan as an independent Class I director and Benjamin Smeal as an independent Class III director to fill the vacancies created by such increase.

        On August 8, 2018, ORM announced its second quarter 2018 financial results. ORM reported net income attributable to common stockholders of $0.26 per fully-diluted share of ORM Common Stock for the second quarter of 2018. ORM's book value attributable to common stockholders at June 30, 2018 was $22.10 per share of ORM Common Stock, and its last sale price on the NYSE American was $16.99 per share of ORM Common Stock on August 9, 2018.

        Also on August 8, 2018, representatives of ORM and Vinson & Elkins provided the ORM Board, which then included the two newly elected ORM directors effective as of August 6, 2018, with an update regarding recent discussions and the indications of interest regarding a potential sale transaction or business combination. The ORM Board then discussed the relative strategic merits of a potential transaction and Vinson & Elkins advised the members of the ORM Board of their duties in the context of a sale transaction or business combination. The ORM Board instructed Mr. Draper, Mr. Worley and Vinson & Elkins to work with Ready Capital to enter into a non-disclosure agreement containing customary standstill provisions so that Ready Capital could review certain confidential business information about ORM's loan portfolio in order to prepare an indication of interest for a strategic transaction or business combination with ORM. The ORM Board discussed the appropriate roles of management and members of the ORM Board in negotiating and evaluating a potential transaction and the advisability of forming a special committee of the ORM Board to negotiate a potential transaction and to consider other strategic alternatives. The ORM Board concluded that it would be advisable to form a special committee at a later meeting of the ORM Board.

        On August 13, 2018, ORM received an unsolicited letter from Company E that contained a non-binding proposal to acquire ORM in a stock-for-stock merger at a price of 94% to 99% of ORM's June 30, 2018 book value, which was approximately $21.00 to $22.00 per share of ORM Common Stock.

        On August 14, 2018, the ORM Board held a telephonic meeting with representatives of Vinson & Elkins to discuss establishing a special committee to continue negotiations regarding a potential transaction with Ready Capital, Company A, Company E or other interested parties. The ORM Board discussed the appropriate roles of management and members of the ORM Board in negotiating and evaluating a potential transaction and the advisability of forming a special committee of the ORM Board to negotiate a potential transaction and to consider other strategic alternatives. The ORM Board discussed which directors were disinterested, qualified and available to serve on a special committee. Due to the possibility of conflicts of interest with Mr. Owens and Mr. Draper should they be requested or seek to continue employment with an acquirer of ORM, and because of their relationship with ORM Manager, the independent members of the ORM Board formed a special committee (the "ORM

Special Committee") comprised of Dennis G. Schmal, Gary C. Wallace and Gilbert E. Nathan, each designated by the ORM Board at the August 14, 2018 meeting, with Dennis G. Schmal appointed as the chairman of the ORM Special Committee. The ORM Board delegated to the ORM Special Committee the power and authority to, among other things, (i) review, evaluate and, if appropriate, negotiate the terms and provisions of any potential transaction, (ii) review and evaluate any potential conflicts arising in connection with any potential transaction for the purpose of determining whether to approve or disapprove of such potential transaction, in light of such potential conflicts, (iii) determine whether any potential transaction is fair to, and in the best interests of, depending on the eventual form, terms, and provisions of such potential transaction, ORM and ORM's stockholders and (iv) make a recommendation to the full ORM Board to approve or disapprove of any potential transaction. The ORM Board instructed the ORM Special Committee to (i) periodically provide updates to the ORM Board or only the independent members of the ORM Board, as appropriate, relating to any potential transaction, and (ii) in the event that any member of the ORM Special Committee thought it in the best interests of ORM, consult with the ORM Board or only the independent members of the ORM Board, as appropriate, regarding the structure, terms or any other aspect of any such potential transaction.

        On August 16, 2018, the ORM Special Committee held a telephonic meeting with representatives of Vinson & Elkins to discuss a status update on a potential transaction, the outstanding indications of interest, and the engagement of a financial advisor and recommendations on potential financial advisors. During this meeting, the ORM Special Committee considered the qualifications of several investment banks to serve as a financial advisor. The ORM Special Committee instructed Vinson & Elkins to arrange meetings with four potential financial advisors, including Barclays.

        On August 17, 2018, ORM entered into a non-disclosure agreement containing customary standstill provisions with Ready Capital. Following the execution of the non-disclosure agreement, ORM provided representatives of Ready Capital with certain confidential information about ORM's existing loan portfolio. On August 18, 2018, Ready Capital commenced preliminary due diligence on ORM and its business.

        On August 21, 2018, the ORM Special Committee held a telephonic meeting with representatives of Vinson & Elkins and each of the four potential financial advisors. At this time, representatives of each potential financial advisor were separately invited to join the meeting and review their qualifications and respective preliminary thoughts with respect to a potential transaction and other strategic alternatives available to ORM. After the representatives of each potential financial advisor left the meeting, the ORM Special Committee discussed the potential financial advisors, their industry knowledge and experience and how a financial advisor could assist the ORM Special Committee in its consideration of a potential transaction and other strategic alternatives available to ORM. The ORM Special Committee scheduled another meeting to further discuss the engagement of a financial advisor after the ORM Special Committee had sufficient time to review and reflect on the financial advisor presentation materials.

        On August 22, 2018, the ORM Special Committee held a telephonic meeting with representatives of Vinson & Elkins to continue the discussion regarding the engagement of a financial advisor. Recognizing that all four potential financial advisors could adequately serve as the financial advisor in the potential transaction, the ORM Special Committee focused on certain distinguishing factors, such as familiarity with the commercial mortgage REIT sector, knowledge of ORM, the presentation of potential companies who might be interested in acquiring ORM, the leaders at each investment banking team, past experience advising other companies in connection with similar transactions, the ability to maximize the value of ORM's real estate assets and other considerations the ORM Special Committee deemed relevant. The ORM Special Committee had additional questions for two of the potential financial advisors, particularly with respect to maximizing the value of ORM's real estate assets, and, thus, instructed Vinson & Elkins to schedule follow-up meetings with Barclays and another potential financial advisor to address these questions.

        On August 23, 2018, each of Barclays and the other potential financial advisor held meetings with ORM's management team to assist the potential financial advisors in preparing their supplemental materials for the ORM Special Committee and better understand ORM's real estate assets.

        On August 27, 2018, the ORM Special Committee held a telephonic meeting with representatives of Vinson & Elkins and, separately, each of Barclays and the other potential financial advisor. After each presentation, the ORM Special Committee continued to discuss the financial advisor materials and fee proposals, noting that the supplemental materials answered their outstanding questions. The ORM Special Committee considered the distinctive qualifications of each of Barclays and the other potential financial advisor and evaluated each based on the various criteria discussed above. Based on these criteria, the ORM Special Committee decided to engage Barclays as ORM's financial advisor in connection with ORM's evaluation of a potential transaction and other strategic alternatives, subject to the negotiation of an acceptable engagement letter. Over the course of the following week, representatives of ORM, including Vinson & Elkins, and Barclays negotiated the terms and conditions of an engagement letter with Barclays, which was executed on September 7, 2018.

        On August 30, 2018, the ORM Special Committee held a telephonic meeting, together with representatives of Barclays and Vinson & Elkins, to discuss an overview of the potential transaction and whether ORM should pursue a sale of ORM at that time. During the meeting, representatives of Barclays reviewed Barclays' preliminary financial analysis of the unsolicited indications of interest ORM received from each of Ready Capital, Company A, Company B and Company E. Representatives of Barclays also provided their general views of the commercial mortgage REIT industry and presented other strategic parties that may have an interest in potentially acquiring ORM. The ORM Special Committee engaged in a discussion regarding whether ORM should solicit additional proposals from other potential acquirers and, if so, how a bid process with multiple potential acquirers should be structured in light of ORM having already received unsolicited proposals from four potential acquirers. Representatives of Barclays and Vinson & Elkins discussed the potential bid process, timing, and outreach to other potential acquirers, including the likelihood of various potential acquirers being interested in, and capable of, acquiring ORM or otherwise entering into a strategic transaction or business combination with ORM. During the meeting, the ORM Special Committee decided to contact other potential acquirers to gauge their interest, while continuing to engage in discussions with Ready Capital, Company A, Company B and Company E. Following such discussion, the ORM Special Committee instructed Barclays to contact other potential acquirers to determine whether they would be interested in submitting an offer to enter into a business combination or strategic transaction with ORM. The ORM Special Committee also instructed Vinson & Elkins to negotiate non-disclosure agreements with any such interested parties.

        At the direction of the ORM Special Committee, in early September, representatives of Barclays contacted 17 potential counterparties, including Ready Capital, Company A, Company B, Company D and Company E, to determine each such potential counterparty's general level of interest in a potential strategic transaction with ORM. One additional potential counterparty contacted Barclays and requested to join the process, for a total of 18 potential counterparties in the first-round bid process.

        On September 5, 2018, representatives of Barclays met with ORM management at ORM's offices in Walnut Creek, California to start the due diligence process.

        On September 14, 2018, the ORM Special Committee held a telephonic meeting, together with representatives of Barclays and Vinson & Elkins, to discuss the potential acquirer outreach and ongoing due diligence, among other bid process considerations. At the conclusion of the meeting, the ORM Special Committee instructed representatives of Barclays to send a process letter to each potential acquirer requesting that each provide preliminary proposals by a certain date. Immediately following the ORM Special Committee meeting on September 14, 2018, representatives of Barclays sent an initial process letter to each of the 18 potential acquirers requesting their first-round bids by September 28, 2018. The process letter also asked each potential acquirer to provide a detailed list of additional information they would need to complete due diligence on ORM in order to submit a proposal.

        By September 25, 2018, ORM had entered into non-disclosure agreements that contained customary standstill provisions with 10 of the 18 potential acquirers (including Company A, Company B, Ready Capital and Company E, each of which had executed a non-disclosure agreement with ORM prior to Barclays' engagement). Subsequent to the execution of their respective non-disclosure agreements, each potential acquirer with an executed non-disclosure agreement received access to ORM's virtual data room for the purpose of conducting due diligence on ORM.

        From September 25, 2018 through October 2, 2018, representatives of eight of the 10 potential acquirers and ORM held in-person due diligence sessions, with representatives of Barclays and Vinson & Elkins in attendance either in person or by telephone, to discuss, among other items, asset specific questions on ORM's loan and real estate portfolios.

        On September 27, 2018, the ORM Special Committee held a telephonic meeting, together with representatives of Barclays and Vinson & Elkins, to discuss the status of the targeted bid process and the draft of the stock-for-stock merger agreement prepared by Vinson & Elkins, which had been reviewed by ORM management, to be distributed to each of the potential acquirers for comment. Members of the ORM Special Committee and representatives of Vinson & Elkins and Barclays also discussed their initial assessments of the potential acquirers and anticipated structure and strategy for the potential transaction.

        On or about September 28, 2018, representatives of Barclays received first-round bids from six potential acquirers, including revised indications of interest from each of the following to acquire ORM in a stock-for-stock merger: Ready Capital (for $22.75 per share of ORM Common Stock), Company A (for $21.17 per share of ORM Common Stock), Company B (for $18.00 per share of ORM Common Stock) and Company E (for $21.53 per share of ORM Common Stock).

        On October 2, 2018, the ORM Special Committee held a telephonic meeting with representatives of Barclays and Vinson & Elkins to discuss the indications of interest received from the six potential acquirers. Representatives of Barclays reviewed Barclays' preliminary financial analyses of each indication of interest with the ORM Special Committee. After lengthy discussion and consideration of advantages and disadvantages of each bid, at the conclusion of the meeting, the ORM Special Committee instructed representatives of Barclays to request that Ready Capital, Company A and Company E submit revised bids with further clarifying details, along with a mark-up of the draft merger agreement in a second-round bid process. Following such discussions, the ORM Special Committee decided to discuss the foregoing matters with the full ORM Board.

        Following the ORM Special Committee meeting on October 2, 2018, the form of draft merger agreement prepared by Vinson & Elkins, contemplating a single-step merger structure, was uploaded to ORM's virtual data room.

        On October 3, 2018, the ORM Board held a telephonic meeting, together with representatives of Barclays and Vinson & Elkins, to discuss the status of the targeted bid process. At this time, the ORM Board confirmed that it understood the targeted bid process and agreed with the ORM Special Committee's actions to date.

        Also on October 3, 2018, at the direction of the ORM Special Committee, Barclays sent a second-round bid process letter to each of Ready Capital, Company A and Company E, and requested that each of those three potential acquirers participate in a second-round bid process by submitting revised proposals by October 22, 2018, along with a mark-up of the draft merger agreement by October 15, 2018. The second-round bid process letter also asked each potential acquirer to complete due diligence on ORM prior to submitting revised proposals. Representatives of Barclays informed each potential acquirer that ORM would need to conduct due diligence on each potential acquirer because each proposal contemplated a stock-for-stock merger.

        On October 4, 2018, representatives of Ready Capital held an in-person due diligence session with representatives of Barclays and Vinson & Elkins in attendance either in person or by telephone to discuss Ready Capital's business and other matters with respect to ORM's due diligence of Ready Capital. Representatives of KBW were also in attendance.

        Another potential acquirer, which did not participate in the first-round bid process, requested to join the process after the first-round deadline. This potential counterparty signed a non-disclosure agreement with ORM on September 29, 2018 and submitted an initial indication of interest on October 5, 2018, for a total of 11 executed non-disclosure agreements and 19 potential acquirers. Ultimately, the ORM Special Committee concluded that this late proposal was not as favorable as the proposals from Ready Capital, Company A and Company E and decided to forgo further discussions with this counterparty.

        On October 8, 2018, Barclays provided Ready Capital a comprehensive due diligence request list and requested that Ready Capital populate a virtual data room with relevant information.

        On October 10, 2018, ORM and its representatives received access to Ready Capital's virtual data room for purposes of conducting due diligence on Ready Capital. From October 10, 2018 until November 7, 2018, ORM and its representatives engaged in corporate, tax and legal due diligence on Ready Capital.

        On October 11, 2018, representatives of each of Company A and ORM held an in-person diligence session, with representatives of Barclays and Vinson & Elkins in attendance either in person or by telephone.

        On October 15, 2018, representatives of each of Company E and ORM held an in-person diligence session, with representatives of Barclays and Vinson & Elkins in attendance either in person or by telephone.

        Also on October 15, 2018, ORM received a mark-up of the draft merger agreement from each of Ready Capital and Company E and general comments to the draft merger agreement from Company A.

        On October 18, 2018, the ORM Special Committee held a telephonic meeting during which members of the ORM Special Committee and representatives of Barclays and Vinson & Elkins discussed the proposals from the remaining three potential acquirers and their comments to the draft merger agreement. Vinson & Elkins summarized the material changes proposed by each potential acquirer in its initial mark-up of, or general comments to, the draft merger agreement. The ORM Special Committee directed Vinson & Elkins and Barclays to schedule telephonic meetings with representatives of each of the three potential acquirers and their legal counsel to discuss their proposed mark-ups of the draft merger agreement and suggest improvements in regards to the respective positions taken by the potential acquirers with respect to certain legal and business points (the "Legal and Business Points") that would make each potential acquirer's mark-up more acceptable.

        On the afternoon of October 18, 2018 and the morning of October 19, 2018, at the direction of the ORM Special Committee, representatives of Vinson & Elkins held telephonic meetings with representatives of each of the three potential acquirers and their legal counsel to discuss their proposed mark-ups of or comments to the draft merger agreement. The purpose of each meeting was to remind each potential acquirer of the competitiveness of the bid process and to suggest improvements in regards to the respective positions taken by the potential acquirers with respect to the Legal and Business Points that would improve the attractiveness of the potential acquirer's revisions to the merger agreement. Vinson & Elkins also reminded each of the potential acquirers that the ORM Special Committee would be evaluating the mark-ups and comments to determine whether such potential acquirer would be invited to continue to participate in the bid process. Following such meetings, each of the three potential acquirers provided Vinson & Elkins with written responses to some or all of the Legal and Business Points. In particular, Ready Capital, upon consultation with its legal counsel, Clifford Chance, agreed to make certain changes to its proposed mark-up of the draft merger agreement, including (i) eliminating a closing condition requiring ORM's book value per share of ORM Common Stock to be at a certain level, (ii) increasing the amount of break-up fees payable by Ready Capital, (iii) reducing the amount of the expenses to be received by Ready Capital as a result of the Merger Agreement being terminated if ORM's stockholders do not approve the Merger, and (iv) revising certain covenants to be more favorable to ORM, among other concessions favorable to ORM.

        On October 19, 2018, Barclays provided each of Company A and Company E a comprehensive due diligence request list and requested that such potential acquirers populate a virtual data room with relevant information about such counterparty. Each remaining potential acquirer engaged in due diligence of ORM, and ORM and its representatives engaged in due diligence on each potential acquirer.

        On or about October 22, 2018, representatives of Barclays received revised proposals from each of Ready Capital, Company A and Company E. Both Ready Capital and Company E requested exclusivity with respect to further negotiations with ORM as part of their revised proposals. Also on October 22, 2018, ORM management participated in a follow-up due diligence call with representatives of Company A to discuss ORM's loan portfolio, with representatives of Barclays and Vinson & Elkins in attendance by telephone.

        On October 24, 2018, the ORM Special Committee held a telephonic meeting with representatives of Barclays and Vinson & Elkins to discuss the revised proposals from each of Ready Capital, Company A and Company E and each potential acquirer's response to the Legal and Business Points. Representatives of Barclays summarized the revised bids, which reflected the following implied purchase price per share of ORM Common Stock: (i) Ready Capital proposed $22.04 per share of ORM Common Stock; (ii) Company E proposed $21.81 per share of ORM Common Stock; and (iii) Company A proposed $21.37 per share of ORM Common Stock. Representatives of Vinson & Elkins provided an overview of each potential acquirer's response to the Legal and Business Points, noting that Ready Capital and Company E made significant concessions to their initial mark-up of the draft merger agreement and that Ready Capital had submitted the most attractive revisions to the Merger Agreement. Representatives of Vinson & Elkins noted that Company A had provided general comments to the draft merger agreement, but did not submit a detailed mark-up. During the meeting, the ORM Special Committee discussed ORM's due diligence on each of the potential acquirers and the advantages and disadvantages of each bid. The ORM Special Committee also discussed the next round (the "third-round") of the bid process. Following such discussions, the ORM Special Committee directed representatives of Barclays and Vinson & Elkins to contact Ready Capital, Company A and Company E to (i) clarify a few outstanding Legal and Business Points from the draft merger agreement with each potential acquirer and (ii) ask each potential acquirer to present a third-round bid.

        On or about October 25, 2018, representatives of Barclays and Vinson & Elkins received revised proposals from Ready Capital and Company E, along with concessions to the Legal and Business Points in the draft merger agreement.

        On October 26, 2018, the ORM Special Committee held a telephonic meeting with representatives of Barclays and Vinson & Elkins to discuss the third-round bids. Representatives of Barclays reported that (i) Ready Capital both increased its bid and addressed several Legal and Business Points from the draft merger agreement, including removing Ready Capital's right to terminate the Merger Agreement if Ready Capital receives a superior proposal, (ii) Company E did not change the economic terms of its bid, but did address several of the Legal and Business Points from the draft merger agreement, and (iii) Company A did not submit a draft merger agreement mark-up or a revised bid. Following a discussion of each bid and the draft merger agreements, and concluding that Ready Capital's bid was the most attractive to the Company's stockholders, the ORM Special Committee then discussed whether ORM should engage exclusively with Ready Capital and on what terms ORM would be willing to do so. Following such discussion, members of the ORM Special Committee determined, after considering a multitude of factors, including the value of the consideration offered, the pricing mechanics of the proposed merger consideration and the mark-ups of the draft merger agreement, among other factors, to continue to engage in negotiations on an exclusive basis with Ready Capital, but first instructed the representatives of Barclays to ask Ready Capital for (i) the election of two ORM directors to the Ready Capital Board upon the closing of the transaction, rather than one as proposed by Ready Capital, and (ii) Ready Capital's best and final economic terms. The ORM Special Committee further instructed representatives of Barclays to convey ORM's proposal to Ready Capital. Following the meeting, representatives of Barclays relayed the foregoing proposal to members of Ready Capital management.

        Immediately following the October 26, 2018 ORM Special Committee meeting, representatives of Barclays spoke with representatives of Ready Capital. Ready Capital would not agree to the election of an additional ORM director to the Ready Capital Board upon the closing of the transaction, but agreed to increase the exchange ratio further to 1.441, increasing Ready Capital's implied purchase price per share of ORM Common Stock to $22.49, the highest implied purchase price per share of the three potential acquirers.

        Later in the afternoon on October 26, 2018, the ORM Board held a telephonic meeting with representatives of Barclays and Vinson & Elkins to discuss each of the remaining proposed bids. During the meeting, representatives of Barclays reviewed Barclays' preliminary financial analyses of each bid and Vinson & Elkins presented an overview of each potential acquirer's mark-up to the draft merger agreement and their responses to the Legal and Business Points. Representatives of Barclays provided an update on their discussions with Ready Capital, noting that Ready Capital would not agree to the election of more than one ORM director to the Ready Capital Board upon the closing of the transaction, but did increase the implied purchase price per share of ORM Common Stock, making Ready Capital's bid the highest implied purchase price per share of the remaining bids. Following a discussion by members of the ORM Board and representatives of Barclays and Vinson & Elkins regarding the merits of each bid, the ORM Special Committee updated the ORM Board regarding its decision to continue negotiations with Ready Capital on an exclusive basis and the reasons for doing so. After discussion, the ORM Board supported the ORM Special Committee's decisions to date without objection.

        Later in the day on October 26, 2018, Mr. Owens, on behalf of ORM Manager, sent a letter to the ORM Board expressing concerns that Ready Capital had made no provision in its bid to acquire ORM Manager or offer employment to ORM Manager's employees despite Ready Capital's general statements that it wanted to continue ORM's lending business. The letter expressed Mr. Owens' questions about Ready Capital's perceived level of experience with loans similar to those made by ORM and noted that ORM Manager hoped to come to terms with Ready Capital to continue ORM Manager's relationship with the Combined Company. The letter also included a recommendation from ORM Manager that Mr. Owens should be elected to serve on the Ready Capital Board as ORM's designee.

        In the evening on October 26, 2018, at the direction of the ORM Special Committee, Barclays sent a draft exclusivity agreement to KBW and representatives of Ready Capital proposing that Ready Capital and ORM engage on an exclusive basis.

        On October 29, 2018, representatives of Vinson & Elkins delivered a revised draft of the merger agreement to Clifford Chance and other representatives of Ready Capital.

        Also on October 29, 2018, the ORM Special Committee discussed Mr. Owens' October 26, 2018 letter to the ORM Board. The ORM Special Committee noted several factual inaccuracies contained in the letter and asked Vinson & Elkins to assist the ORM Board with preparing a response letter to ORM Manager correcting these incorrect statements and to remind ORM Manager's officers and employees of (i) their duties to ORM as directors and executive officers of ORM and (ii) ORM Manager of its contractual duties under the ORM Management Agreement. The ORM Special Committee also discussed ORM Manager's recommendation that ORM should designate Mr. Owens to serve on the Ready Capital Board and developed a recommended process for the ORM Board to use to select the director to serve on the Ready Capital Board. The ORM Special Committee instructed Vinson & Elkins to discuss individually with each ORM Board member (i) his or her interest in serving on the Ready Capital Board and (ii) the three directors that he or she would recommend to serve on the Ready Capital Board in the order of recommendation.

        On October 30, 2018, representatives of Ready Capital sent a revised draft of the exclusivity agreement to Vinson & Elkins and Barclays. ORM and Ready Capital subsequently executed an exclusivity agreement, dated as of October 31, 2018, providing for exclusivity regarding a potential strategic transaction between ORM and Ready Capital until 5:00 p.m. Eastern time on November 9, 2018.

        On October 31, 2018 and November 1, 2018, representatives of ORM met with representatives of Ready Capital at ORM's offices in Walnut Creek, California, with representatives of Barclays in attendance in person, primarily to conduct due diligence.

        On October 31, 2018, the ORM Special Committee sent a letter to ORM Manager in response to its letter to the ORM Board. The ORM Special Committee noted that its foremost goal was to achieve the best possible transaction for ORM's stockholders and reminded ORM Manager that the entire ORM Board had agreed with the ORM Special Committee's recommendation that Ready Capital had submitted the most attractive bid from a financial point of view to ORM's stockholders. The ORM Special Committee also noted that it was confident that Ready Capital could manage ORM's loan portfolio and real estate assets and transition ORM's capital to Ready Capital's other profitable lines of business if ORM Manager and Ready Capital were not able to reach agreeable terms on a continued relationship between ORM Manager and the Combined Company.

        On November 1, 2018, in a special telephonic meeting of the Ready Capital Board, Mr. Herbst and Thomas Buttacavoli, Chief Investment Officer of Ready Capital, presented a detailed overview of Ready Capital's proposal, including a description and terms of the transaction, an overview of advantages to Ready Capital and ORM stockholders and a summary of the status of negotiations and open issues. Throughout the transaction process, the Ready Capital Board was updated periodically and upon significant developments regarding the proposed combination by Mr. Herbst as well as other members of Ready Capital management. Messrs. Herbst and Buttacavoli reported to the Ready Capital Board that the primary purpose of the proposed Merger is a non-dilutive capital raise. Messrs. Herbst and Buttacavoli noted to the Ready Capital Board that additional negotiation will be required to ensure the assets are properly managed during the interim period between signing of the Merger Agreement and Closing. After a thorough discussion, including answering numerous questions raised by the Ready Capital Board, the Ready Capital Board decided to continue negotiating the proposed transaction with ORM and its legal and financial advisors.

        On November 2, 2018, the ORM Special Committee held a telephonic meeting with representatives of Barclays and Vinson & Elkins to discuss, among other items, developments in the potential transaction.

        Vinson & Elkins and Clifford Chance exchanged drafts of the merger agreement and ancillary documents related thereto from November 2, 2018 through November 7, 2018.

        On November 6, 2018, the Ready Capital Board met in person, with the members of Ready Capital management and representatives of Clifford Chance and KBW in attendance, to discuss and review the draft merger agreement and report on the resolution of certain open issues in the draft merger agreement. A representative of KBW reviewed with the Ready Capital Board the financial aspects of the proposed Merger on a preliminary basis. Representatives of Clifford Chance reviewed the terms of the draft merger agreement, discussed the key terms and conditions and discussed a possible timetable for the transaction.

        On November 6, 2018, the ORM Special Committee met in person and telephonically, together with members of ORM management and representatives of Barclays and Vinson & Elkins, to discuss the financial projections prepared by ORM management and the open items in the draft merger agreement. Members of ORM management provided an overview of these projections to the ORM Special Committee and the assumptions and approach undertaken with respect to such projections. Following questions from members of the ORM Special Committee and a discussion regarding the projections, the ORM Special Committee determined that, based on the assumptions set forth therein, the ORM management projections were reasonable. The ORM Special Committee discussed further the open items in the draft merger agreement, including the interim operating covenants and the selection of the director nominee from the ORM Board to be elected to the Ready Capital Board, among other open items.

        Later in the day on November 6, 2018, the ORM Board met in person and telephonically, together with members of ORM management and representatives of Barclays and Vinson & Elkins to discuss and review the draft merger agreement and to consider the proposed transaction. Barclays provided an update regarding the open business issues. Following such update, representatives of Venable LLP, Maryland counsel to ORM, reviewed with the ORM Board the duties of the ORM directors under Maryland law. Representatives of Vinson & Elkins then reviewed the terms of the draft merger agreement and noted the outstanding legal issues. Also at this meeting, representatives of Barclays reviewed with the ORM Board Barclays' preliminary financial analysis of the proposed transaction with Ready Capital.

        Throughout the day on November 7, 2018, Vinson & Elkins and Clifford Chance exchanged drafts of the merger agreement and ancillary documents related thereto. Also on November 7, 2018, representatives of Clifford Chance and Vinson & Elkins held a call to discuss the open items in the draft of the merger agreement.

        In the afternoon on November 7, 2018, the ORM Special Committee met telephonically, and representatives of Barclays and Vinson & Elkins briefed the ORM Special Committee regarding the remaining open issues in the draft merger agreement. Following further discussion, the ORM Special Committee instructed Vinson & Elkins and Barclays to finalize the merger agreement with Ready Capital and its representatives.

        In the late afternoon of November 7, 2018, the ORM Board met telephonically to approve the Merger Agreement. The ORM Special Committee unanimously recommended that the ORM Board approve the Merger Agreement and declare that the transactions contemplated thereby, including the Merger and the termination of the ORM Management Agreement, are advisable. Following a discussion of the resolution of the final open issues in the draft merger agreement, all members of the ORM Board, other than Mr. Owens (who abstained), unanimously agreed to the terms of the Merger Agreement. Mr. Owens noted that he agreed that this was an attractive transaction for ORM's stockholders from a financial point of view, but that he would abstain due to conflicts of interest regarding his and ORM Manager's ongoing role with the Combined Company, if any. Also at this meeting, Barclays rendered its oral fairness opinion, subsequently confirmed by delivery of a written opinion, dated November 7, 2018, that, based upon and subject to the qualifications, limitations and assumptions set forth therein, as of such date, the Exchange Ratio to be offered to the stockholders of ORM in the proposed Merger is fair, from a financial point of view, to such stockholders. Following the delivery of the oral opinion by Barclays, the ORM Board (i) determined that the Merger Agreement and the transactions contemplated thereby (collectively, the "ORM Transactions"), including the Merger and termination of the ORM Management Agreement, were in the best interests of ORM and its stockholders, (ii) approved the Merger Agreement and declared the ORM Transactions, including the Merger and termination of the ORM Management Agreement, advisable, (iii) authorized ORM to enter into the Merger Agreement, (iv) directed that the ORM Transactions be submitted to the holders of ORM Common Stock for consideration at the ORM special meeting, and (v) recommended that the holders of ORM Common Stock approve the ORM Transactions.

        In the afternoon of November 7, 2018, the Ready Capital Board met in person and telephonically to approve the Merger Agreement with representatives of Ready Capital management, Clifford Chance and KBW in attendance. At the meeting, Ready Capital management provided the Ready Capital Board with an update on the resolution of open issues on the Merger Agreement. Following this discussion, representatives of Clifford Chance reviewed with the Ready Capital Board the duties of directors in connection with transactions of this type. Representatives of Clifford Chance then summarized the final terms of the Merger Agreement, including the resolution of open issues. Also at this meeting, KBW reviewed with the Ready Capital Board the financial aspects of the proposed Merger and rendered to the Ready Capital Board an opinion, initially rendered verbally and confirmed by delivery of a written opinion, dated November 7, 2018, to the effect that, as of that date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio in the proposed Merger was fair, from a financial point of view, to Ready Capital. After further discussions, and after taking into consideration all of the information presented and discussed in the several prior communications and meetings among Ready Capital's management, the Ready Capital Board and its members that occurred over the course of the negotiations between Ready Capital and ORM, the Ready Capital Board unanimously (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, were in the best interests of Ready Capital and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance; (iii) directed that Ready Capital Common Stock Issuance be submitted to the holders of Ready Capital Common Stock for consideration at the Ready Capital special meeting, and (iv) resolved to recommend, in accordance with and subject to the provisions of the Merger Agreement, that the holders of Ready Capital Common Stock approve the Ready Capital Common Stock Issuance.

        On the evening of November 7, 2018, the parties executed the Merger Agreement, which was dated effective as of November 7, 2018. Following the execution of the Merger Agreement, Ready Capital and ORM issued a joint press release announcing the execution of the Merger Agreement.

Recommendation of the Ready Capital Board and Its Reasons for the Merger

        By vote at a meeting held on November 7, 2018, after careful consideration, the Ready Capital Board unanimously (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, are in the best interests of Ready Capital and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, (iii) directed that the Ready Capital Common Stock Issuance Proposal be submitted to the holders of Ready Capital Common Stock for consideration at the Ready Capital special meeting and (iv) resolved to recommend, in accordance with and subject to the provisions of the Merger Agreement, that the holders of Ready Capital Common Stock approve the Ready Capital Common Stock Issuance Proposal.

The Ready Capital Board unanimously recommends that Ready Capital stockholders vote "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal.

        In reaching its determination, the Ready Capital Board evaluated the Merger Agreement and the transactions contemplated therein in consultation with Ready Capital's external manager, senior management and outside legal and financial advisors and carefully considered numerous factors that the Ready Capital Board viewed as supporting its decision, including, but not limited to, the following material factors:

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  The Ready Capital Board considered that the Merger is expected to provide a number of significant benefits to Ready Capital and its stockholders, including the following:

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  the Merger represents the equivalent of a highly cost-effective capital raise by Ready Capital;

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  the Merger substantially increases Ready Capital's equity capitalization, which will support continued growth of its platform and execution of Ready Capital's strategy and to further increase scale;

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  the Merger is expected to provide Ready Capital with improved scale, liquidity and capital alternatives, including additional borrowing capacity;

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  the Merger is expected to be accretive to Ready Capital's earnings per share in 2019;

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  the stockholder base resulting from the Merger is expected to enhance the trading volume and liquidity for Ready Capital stockholders and support a greater level of institutional investor interest in Ready Capital's business;

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  the larger size Ready Capital will achieve as a result of the Merger may benefit Ready Capital as larger commercial mortgage REITs tend to trade at better market to book value prices compared to smaller commercial mortgage REITs;

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  the combination of Ready Capital and ORM can potentially create cost savings and efficiencies over time resulting from the allocation of operating expenses over a larger portfolio;

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  the ability for Ready Capital to potentially harvest significant value from ORM's real property assets, the fair value of which Ready Capital estimates, based on its underwriting efforts and due diligence in connection with the Merger, to be approximately $20 million to $27 million in excess of the carrying value reported by ORM as of September 30, 2018; and the fact that no termination fee is payable to ORM's external manager upon the termination of the ORM Management Agreement will result in additional capital being available for investment in the Ready Capital business upon completion of the Merger;

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  The Ready Capital Board considered its knowledge of the business, operations, financial condition, earnings and prospects of Ready Capital and ORM, taking into account the results of Ready Capital's due diligence review of ORM, as well as its knowledge of the current and prospective environment in which Ready Capital and ORM operate, including economic and market conditions.

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  The Ready Capital Board also considered that the Merger Agreement protects Ready Capital and allows for a decrease in the number of shares of Ready Capital Common Stock to be issued in the Merger in the event that the adjusted book value per share of ORM falls below $21.86 assuming there is not a corresponding decrease in the adjusted book value per share of Ready Capital. For more information, see "The Merger Agreement—Consideration for the Merger."

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  The Ready Capital Board considered that the Merger Agreement provides the Ready Capital Board with the right, prior to the receipt of Ready Capital stockholder approval of the Ready Capital Common Stock Issuance Proposal and subject to certain terms and conditions of the Merger Agreement, to make a change in recommendation regarding the Ready Capital Common Stock Issuance Proposal.

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  The Ready Capital Board considered KBW's opinion, dated November 7, 2018, to the Ready Capital Board as to the fairness, from a financial point of view and as of the date of KBW's opinion, to Ready Capital of the Exchange Ratio in the proposed Merger, as more fully described in the section entitled "The Merger—Opinion of Ready Capital's Financial Advisor" beginning on page 99.

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  The Ready Capital Board considered the commitment on the part of both parties to consummate the Merger as reflected in their respective obligations under the terms of the Merger Agreement, and the likelihood that the stockholder approvals needed to consummate the Merger would be obtained in a timely manner.

        The Ready Capital Board also considered a variety of risks and other potentially negative factors in considering the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including, but not limited to, the following material factors:

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  the risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the Merger;

  •
  that, under the terms of the Merger Agreement, Ready Capital must pay ORM a termination fee of $10.0 million and/or pay an expense amount equal to $1.0 million if the Merger Agreement is terminated under specified circumstances, which may deter other parties from proposing an alternative transaction that may be more advantageous to Ready Capital stockholders, or which may become payable following a termination of the Merger Agreement in circumstances where no alternative transaction or superior proposal is available to Ready Capital. For more information, see "The Merger Agreement—Termination of the Merger Agreement" on page 149;

  •
  the limitations in the Merger Agreement on the right of Ready Capital to (i) solicit, initiate or knowingly encourage the making of a competing proposal, (ii) engage in any discussions or negotiations with any person with respect to a competing proposal and (iii) furnish non-public information regarding Ready Capital to any person in connection with or in response to a competing proposal;

  •
  the risk that, notwithstanding the likelihood of the Merger being completed, the Merger may not be completed, or that completion may be unduly delayed, including the effect of the pendency of the Merger and the effect such failure to be completed may have on the trading price of Ready Capital Common Stock and Ready Capital's operating results, particularly in light of the costs incurred in connection with the transaction;

  •
  the risk that the cost savings, operational efficiencies and other benefits to the Ready Capital stockholders expected to result from the Merger might not be fully realized or realized at all, including as a result of possible changes in the markets in which Ready Capital will operate;

  •
  the risk that the number of shares of Ready Capital Common Stock to be issued in the Merger could be increased if the adjusted book value per share of Ready Capital falls below $16.63 assuming there is not a corresponding decrease in the adjusted book value per share of ORM. For more information, see "The Merger Agreement—Consideration for the Merger."

  •
  the risk that Ready Capital will be unable to redeploy the capital acquired in connection with the Merger into its target assets within the anticipated timeline or at anticipated returns;

  •
  the risks associated with acquiring real property assets, including the risk that such assets may not be financed, sold or otherwise disposed of at the values used in the Ready Capital underwriting leading up to the proposed transaction, or at all;

  •
  the risk of other potential difficulties in integrating the two companies and their respective operations;

  •
  the substantial costs to be incurred in connection with the transaction, including the transaction expenses arising from the Merger and the costs of integrating the businesses of Ready Capital and ORM;

  •
  the restrictions on the conduct of Ready Capital's business during the period between the execution of the Merger Agreement and the Closing. For more information, see "The Merger Agreement—Conduct of Business by Ready Capital Pending the Merger" on page 139;

  •
  the Merger Agreement's provisions permitting ORM to terminate the Merger Agreement in order to enter into a superior proposal for more than 50% of ORM (as further defined in "The Merger Agreement—Competing Proposals—ORM Competing Proposal" and "The Merger Agreement—Superior Proposals—ORM Superior Proposal") (subject to compliance with the provisions of the Merger Agreement regarding non-solicitation of competing proposals) upon payment by ORM to Ready Capital of a termination fee of $8.0 million and/or an expense amount equal to $1.0 million. For more information, see "The Merger Agreement—Termination of the Merger Agreement" on page 149; and

  •
  other matters described in the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements."

        The foregoing discussion of the factors considered by the Ready Capital Board is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the Ready Capital Board. In view of the wide variety of factors considered in connection with its evaluation of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement, and the complexity of these matters, the Ready Capital Board did not consider it practicable to, and did not attempt to, quantify, rank or otherwise assign any relative or specific weights or values to the factors considered, and individual directors may have held varied views of the relative importance of the factors considered and given different weights or values to different factors. The Ready Capital Board viewed its position and recommendation as being based on an overall review of the totality of the information available to it and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

        The explanation and reasoning of the Ready Capital Board and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 61.

        For the reasons set forth above, the Ready Capital Board has unanimously (i) determined that the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, are in the best interests of Ready Capital and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated therein, including the Merger and the Ready Capital Common Stock Issuance, (iii) directed that the Ready Capital Common Stock Issuance Proposal be submitted to the holders of Ready Capital Common Stock for consideration at the Ready Capital special meeting and (iv) resolved to recommend, in accordance with and subject to the provisions of the Merger Agreement, that the holders of Ready Capital Common Stock approve the Ready Capital Common Stock Issuance Proposal. The Ready Capital Board unanimously recommends that the Ready Capital stockholders vote "FOR" the Ready Capital Common Stock Issuance Proposal and "FOR" the Ready Capital Adjournment Proposal.

Recommendation of the ORM Board and Its Reasons for the Merger

        In evaluating the Merger Agreement, the Merger, the termination of the ORM Management Agreement, and the other transactions contemplated by the Merger Agreement, the ORM Board and the ORM Special Committee consulted with the ORM Special Committee's financial and legal advisors: Barclays, as financial advisor to the ORM Special Committee, and Vinson & Elkins, as legal counsel to ORM. In reaching its determination that the transactions contemplated by the Merger Agreement are advisable and in the best interests of ORM and its stockholders, the ORM Board and the ORM Special Committee considered a number of factors, including, but not limited to, the following material factors, which the ORM Board and the ORM Special Committee viewed as supporting its determination with respect to the Merger Agreement, the Merger, the termination of the ORM Management Agreement and the other transactions contemplated by the Merger Agreement:

  •
  in the case of the ORM Board, the unanimous recommendation of the ORM Special Committee that the ORM Board approve the Merger Agreement and declare the transactions contemplated thereby, including the Merger and the termination of the ORM Management Agreement, advisable and in the best interests of ORM and its stockholders, as well as the independence of the members of the ORM Special Committee making such recommendation;

  •
  the merger consideration had an implied value per share of ORM Common Stock of $21.53 based on the November 7, 2018 last sale price of Ready Capital's Common Stock, which represented a premium of approximately 43.9% to ORM's closing price per share on November 7, 2018, the last trading day prior to the public announcement of the Merger Agreement, and 95.5% of ORM's book value per share on September 30, 2018;

  •
  the final merger consideration is based on the Exchange Ratio, which may be adjusted if the adjusted book values of either ORM or Ready Capital declines by more than 3% prior to the Determination Date;

  •
  the general views of the members of the ORM Board and the ORM Special Committee with respect to the business, financial condition, current business strategy, and short- and long-term prospects of ORM;

  •
  the belief of the ORM Special Committee that, as a result of the targeted bid process conducted by ORM and its robust negotiations with multiple bidders, including Ready Capital, ORM maximized stockholder value and obtained Ready Capital's best and final offer, which was increased multiple times from Ready Capital's initial proposal of 85.2% of March 31, 2018 book value per share of $22.04 to 95.5% of September 30, 2018 book value per share of $22.54;

  •
  the receipt of Ready Capital Common Stock as part of the merger consideration provides ORM stockholders the opportunity to continue ownership in the Combined Company, which is expected to provide a number of significant potential strategic opportunities and benefits, including the following:

  •
  the meaningful premium to the ORM Common Stock price is also a premium to ORM stockholders on a book value basis;

  •
  Ready Capital's diversified business mitigates risk and should allow the Combined Company to benefit from a broader suite of lending products and investment opportunities. Ready Capital also has expertise in ORM's portfolio assets and can manage ORM's loan portfolio and real estate assets to maximize their values;

  •
  ORM stockholders will benefit from cost efficiencies resulting from a lower base management fee; and

    •
    ORM stockholders will benefit from increased operating scale, liquidity, and capital alternatives available to the larger Combined Company;

  •
  the challenges facing ORM in particular, including that the price per share of ORM Common Stock has traded at a discount to ORM's book value per share, which makes raising equity capital to fund new investments dilutive to stockholders and has made it difficult for ORM to significantly increase its size and scale through capital market transactions;

  •
  the merger consideration, which consists of shares of Ready Capital Common Stock that will be listed for trading on the NYSE, should provide greater liquidity for ORM stockholders desiring to liquidate their investment after the Merger;

  •
  the oral opinion of Barclays, subsequently confirmed in writing, dated November 7, 2018, to the ORM Special Committee that, as of such date, based upon and subject to the qualifications, limitations and assumptions set forth therein, the Exchange Ratio to be offered to the stockholders of ORM in the proposed Merger is fair, from a financial point of view, to such stockholders, as more fully described below in the section entitled "The Merger—Opinion of the ORM Special Committee's Financial Advisor" beginning on page 110;

  •
  the Merger Agreement permits ORM to continue to pay its stockholders regular quarterly dividends payable in respect of the ORM Common Stock consistent with past practice between the signing of the Merger Agreement and the consummation of the Merger;

  •
  the Merger is subject to approval by holders of a majority of the outstanding shares of ORM Common Stock entitled to vote on the matter;

  •
  the Merger Agreement provides ORM with the right, under certain specified circumstances, to consider an unsolicited competing proposal if the ORM Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such competing proposal is, or is reasonably expected to lead to, an ORM Superior Proposal, and provides the ORM Board with the ability, under certain specified circumstances, to make a change in recommendation or to terminate the Merger Agreement in order to enter into a definitive agreement with respect to an ORM Superior Proposal upon payment to Ready Capital of a $8.0 million termination fee;

  •
  the commitment on the part of each of ORM and Ready Capital to complete the Merger as reflected in their respective obligations under the terms of the Merger Agreement and the absence of any required government consents, and the likelihood that the Merger will be completed on a timely basis;

  •
  the fact that the receipt of the merger consideration by ORM U.S. stockholders in exchange for their ORM Common Stock in the Merger will not be considered a taxable transaction for federal income tax purposes;

  •
  the fact that the Merger Agreement provides that one current ORM director will be appointed to serve on the Combined Company's board of directors; and

  •
  the other terms of the Merger Agreement, including representations, warranties and covenants of the parties, as well as the conditions to their respective obligations under the Merger Agreement.

        The ORM Board and the ORM Special Committee also considered a variety of risks and other potentially negative factors in considering the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement, including, but not limited to, the following material factors:

  •
  that, because the Exchange Ratio may be adjusted as a result of a decline by more than 3% in either party's adjusted book value prior to the Determination Date, an unfavorable change would reduce the number of shares of Ready Capital Common Stock received by holders of ORM Common Stock in the Merger;

  •
  the risk that a different strategic alternative, such as continuing as an independent public company, could be more beneficial to ORM stockholders than the Merger;

  •
  that, under the terms of the Merger Agreement, ORM must pay Ready Capital a $8.0 million termination fee if the Merger Agreement is terminated under certain circumstances, which might discourage or deter other parties from proposing an alternative transaction that may be more advantageous to ORM stockholders;

  •
  the possibility that, in certain circumstances, ORM could be required to pay Ready Capital an expense amount equal to $1.0 million;

  •
  that the terms of the Merger Agreement place limitations on ORM's right to initiate, solicit or knowingly encourage the making of any proposal by or with a third party with respect to a competing transaction and to furnish information to, or enter into discussions with, a third party interested in pursuing an alternative strategic transaction;

  •
  the risk that, while the Merger is expected to be completed, there is no assurance that all the conditions to the parties' obligations to complete the Merger will be satisfied or waived, or that the Merger in fact will be completed;

  •
  that forecasts of future financial and operational results of the Combined Company are necessarily estimates based on assumptions and may vary significantly from future performance;

  •
  the risk of diverting management focus and resources from operational matters and other strategic opportunities while working to implement the Merger;

  •
  that the consummation of the Merger is subject to the approval of the Ready Capital stockholders, and that the Merger will not close if the Ready Capital stockholders do not approve the Ready Capital Common Stock Issuance Proposal;

  •
  that the consummation of the Merger is subject to the approval of the ORM stockholders and the Merger will not close if the ORM stockholders do not approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal;

  •
  that, under the terms of the Merger Agreement, in certain circumstances, the Ready Capital Board may make a change in recommendation, as more fully described in the section entitled "The Merger Agreement—Competing Proposals" beginning on page 142;

  •
  that provisions in the Merger Agreement restricting non-ordinary course operation of ORM's business during the period between the signing of the Merger Agreement and consummation of the Merger may delay or prevent ORM from undertaking business opportunities that may arise or other actions it would otherwise take with respect to its operations absent the pending completion of the Merger;

  •
  the expenses to be incurred in connection with the Merger; and

  •
  the types and nature of the risks described under the section entitled "Risk Factors" beginning on page 38.

        The foregoing discussion of the factors considered by the ORM Board and the ORM Special Committee is not intended to be exhaustive and is not provided in any specific order or ranking, but rather includes material factors considered by the ORM Board and the ORM Special Committee. In view of the wide variety of factors considered in connection with their respective evaluation of the Merger Agreement, the Merger, the termination of the ORM Management Agreement and the other transactions contemplated by the Merger Agreement, and the complexity of these matters, the ORM Board and the ORM Special Committee did not consider it practical to, and did not attempt to, quantify, rank or otherwise assign any relative or specific weights or values to the different factors considered and individuals may have given different weights to different factors. The ORM Board and the ORM Special Committee conducted an overall review of the factors considered and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement, the Merger, the termination of the ORM Management Agreement and the other transactions contemplated by the Merger Agreement.

        The explanation and reasoning of the ORM Board and the ORM Special Committee and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 61.

        After careful consideration, for the reasons set forth above, the ORM Board has approved the Merger Agreement, the Merger, the termination of the ORM Management Agreement and the other transactions contemplated thereby and has declared that the transactions contemplated by the Merger Agreement, including the Merger and the termination of the ORM Management Agreement, are advisable and in the best interests of ORM and its stockholders and recommends to the ORM stockholders that they vote "FOR" the ORM Merger Proposal, "FOR" the ORM Management Agreement Termination Proposal and "FOR" the ORM Adjournment Proposal.

Opinion of Ready Capital's Financial Advisor

        Ready Capital engaged KBW to render financial advisory and investment banking services to Ready Capital, including an opinion to the Ready Capital Board as to the fairness, from a financial point of view, to Ready Capital of the Exchange Ratio in the proposed Merger. Ready Capital selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Merger. As part of its investment banking business, KBW is regularly engaged in the valuation of specialty finance businesses and their securities in connection with mergers and acquisitions.

        As part of its engagement, representatives of KBW attended the meeting of the Ready Capital Board held on November 7, 2018 at which the Ready Capital Board evaluated the proposed Merger. At this meeting, KBW reviewed the financial aspects of the proposed Merger and rendered an opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio in the proposed Merger was fair, from a financial point of view, to Ready Capital. The Ready Capital Board approved the Merger Agreement at this meeting.

        The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex B to this document and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

        KBW's opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the Ready Capital Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The opinion addressed only the fairness, from a financial point of view, of the Exchange Ratio in the Merger to Ready Capital. It did not address the underlying business decision of Ready Capital to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the Ready Capital Board in connection with the Merger, and it does not constitute a recommendation to any holder of Ready Capital Common Stock or any stockholder of any other entity as to how to vote in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders', affiliates' or other agreement with respect to the Merger or exercise any dissenters' or appraisal rights that may be available to such stockholder.

        KBW's opinion was reviewed and approved by KBW's Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

        In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Ready Capital and ORM and bearing upon the Merger, including, among other things:

  •
  a draft of the merger agreement, dated November 6, 2018 (the most recent draft then made available to KBW);

  •
  the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2017 of Ready Capital;

  •
  the unaudited quarterly financial statements and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018 of Ready Capital;

  •
  certain draft and unaudited quarterly financial results for the quarter ended September 30, 2018 of Ready Capital (provided by Ready Capital);

  •
  the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2017 of ORM;

  •
  the unaudited quarterly financial statements and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018 of ORM;

  •
  certain draft and unaudited quarterly financial results for the quarter ended September 30, 2018 of ORM (provided by ORM);

  •
  certain other interim reports and other communications of Ready Capital and ORM to their respective stockholders; and

  •
  other financial information concerning the respective businesses and operations of Ready Capital and ORM furnished to KBW by Ready Capital and ORM or which KBW was otherwise directed to use for purposes of its analysis.

        KBW's consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

  •
  the historical and current financial position and results of operations of Ready Capital and ORM;

  •
  the assets and liabilities of Ready Capital and ORM;

  •
  the nature and terms of certain other merger transactions and business combinations in the specialty finance industry;

  •
  a comparison of certain financial and stock market information of Ready Capital and ORM with similar information for certain other companies, the securities of which were publicly traded;

  •
  financial and operating forecasts and projections of ORM for calendar years 2018 through 2021 that were prepared by ORM management, provided to KBW and discussed with KBW by such management, and used and relied upon by KBW based on such discussions at the direction of Ready Capital management and with the consent of the Ready Capital Board;

  •
  estimated net asset value data of ORM as of September 30, 2018 and assumed ORM long-term growth rates that were provided to and discussed with KBW by Ready Capital management, and used and relied upon by KBW at the direction of such management and with the consent of the Ready Capital Board;

  •
  publicly available consensus "street estimates" of Ready Capital for calendar years 2018 through 2020, as well as assumed Ready Capital long-term growth rates provided to KBW by Ready Capital management, all of which information was discussed with KBW by such management and used and relied upon by KBW at the direction of such management and with the consent of the Ready Capital Board; and

  •
  estimates regarding certain pro forma financial effects of the Merger on Ready Capital (including without limitation the cost savings and related expenses expected to result or be derived from the Merger) that were prepared by Ready Capital management, provided to and discussed with KBW by such management, and used and relied upon by KBW at the direction of such management and with the consent of the Ready Capital Board.

        KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the specialty finance industry generally. KBW also participated in discussions that were held by the managements of Ready Capital and ORM regarding the past and current business operations, financial condition and future prospects of their respective companies and such other matters as KBW deemed relevant to its inquiry.

        In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to it or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon the management of ORM, with the consent of Ready Capital, as to the reasonableness and achievability of the financial and operating forecasts and projections of ORM referred to above (and the assumptions and bases therefor), and KBW assumed that such forecasts and projections were reasonably prepared and represented the best currently available estimates and judgments of ORM management and that such forecasts and projections would be realized in the amounts and in the time periods estimated by such management. In addition, KBW relied upon the management of Ready Capital as to the reasonableness and achievability of the assumed ORM long-term growth rates, the estimated net asset value data of ORM, the publicly available consensus "street estimates" of Ready Capital and the assumed Ready Capital long-term growth rates, as well as the estimates regarding certain pro forma financial effects of the Merger on Ready Capital (including, without limitation, the cost savings and related expenses expected to result or be derived from the Merger), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information was reasonably prepared and represented, or in the case of the publicly available consensus "street estimates" of Ready Capital referred to above that such estimates were consistent with, the best currently available estimates and judgments of Ready Capital management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated.

        It is understood that the portion of the foregoing financial information of Ready Capital and ORM that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information (including the publicly available consensus "street estimates" of Ready Capital referred to above) was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with the respective managements of Ready Capital and ORM and with the consent of the Ready Capital Board, that all such information provided a reasonable basis upon which KBW could form its opinion and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

        KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either Ready Capital or ORM since the date of the last financial statements of each such entity that were made available to KBW and that KBW was directed to use. KBW assumed, without independent verification and with Ready Capital's consent, that Ready Capital and ORM have operated in conformity with the requirements for qualification as a REIT for federal income tax purposes since their respective formation as a REIT, and also assumed, without independent verification and with Ready Capital's consent, that the Merger and related transactions would not adversely affect the REIT status of Ready Capital. KBW is not an expert in the independent verification of the adequacy of allowances for loan losses and KBW assumed, without independent verification and with Ready Capital's consent, that the aggregate allowances for loan losses for each of Ready Capital and ORM are adequate to cover such losses. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of Ready Capital or ORM, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of Ready Capital or ORM under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, KBW assumed no responsibility or liability for their accuracy.

        KBW assumed, in all respects material to its analyses:

  •
  the Merger and any related transactions would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft version of the Merger Agreement that was reviewed and referred to above) with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of the ORM Common Stock;

  •
  the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

  •
  each party to the Merger Agreement or any of the related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

  •
  there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger and any related transaction and that all conditions to the completion of the Merger and any related transaction would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and

  •
  in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of Ready Capital, ORM or the pro forma entity or the contemplated benefits of the Merger, including without limitation the cost savings and related expenses expected to result or be derived from the Merger.

        KBW assumed that the Merger would be consummated in a manner that complied with the applicable provisions of the Exchange Act and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of Ready Capital that Ready Capital relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Ready Capital, Merger Sub, ORM, the Merger and any related transaction, and the Merger Agreement. KBW did not provide advice with respect to any such matters. KBW assumed, at the direction of Ready Capital and without independent verification, that neither the Ready Capital Book Value Per Share nor the ORM Book Value Per Share would decrease by greater than three percent between the Baseline Date and the Measurement Date (each capitalized term as defined in the Merger Agreement).

        KBW's opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the Exchange Ratio in the Merger to Ready Capital. KBW expressed no view or opinion as to any other terms or aspects of the Merger or any term or aspect of any related transaction, including without limitation, the form or structure of the Merger or any such related transaction, any aspect of the dividends required to be paid by Ready Capital and ORM prior to the effective time of the Merger, any consequences of the Merger to Ready Capital, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, retention, consulting, voting, support, cooperation, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger, any such related transaction, or otherwise. KBW's opinion was necessarily based upon conditions as they existed and could be evaluated on the date of such opinion and the information made available to KBW through such date. Developments subsequent to the date of KBW's opinion may have affected, and may affect, the conclusion reached in KBW's opinion, and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW's opinion did not address, and KBW expressed no view or opinion with respect to:

  •
  the underlying business decision of Ready Capital to engage in the Merger or enter into the Merger Agreement;

  •
  the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by Ready Capital or the Ready Capital Board;

  •
  any business, operational or other plans with respect to ORM or the pro forma entity that may be currently contemplated by Ready Capital or the Ready Capital Board or that may be implemented by Ready Capital or the Ready Capital Board subsequent to the closing of the Merger;

  •
  the fairness of the amount or nature of any compensation to any of Ready Capital's officers, directors or employees, or any class of such persons, relative to any compensation to the holders of Ready Capital Common Stock or relative to the Exchange Ratio;

  •
  the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of Ready Capital, ORM or any other party to any transaction contemplated by the Merger Agreement;

  •
  the actual value of Ready Capital Common Stock to be issued in connection with the Merger;

  •
  the prices, trading range or volume at which Ready Capital Common Stock or ORM Common Stock would trade following the public announcement of the Merger or the prices, trading range or volume at which Ready Capital Common Stock would trade following the consummation of the Merger;

  •
  any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Merger Agreement; or

  •
  any legal, regulatory, accounting, tax or similar matters relating to Ready Capital, Merger Sub, ORM, any of their respective stockholders, or relating to or arising out of or as a consequence of the Merger or any related transaction, including whether or not the Merger would qualify as a tax-free reorganization for United States federal income tax purposes.

        In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, Ready Capital and ORM. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the Ready Capital Board in making its determination to approve the Merger Agreement and the Merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the Ready Capital Board with respect to the fairness of the Exchange Ratio. The type and amount of consideration payable in the Merger were determined through negotiation between Ready Capital and ORM and the decision of Ready Capital to enter into the Merger Agreement was solely that of the Ready Capital Board.

        The following is a summary of the material financial analyses presented by KBW to the Ready Capital Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the Ready Capital Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

        Implied Transaction Value for the Merger.    KBW calculated an implied transaction value for the Merger of $21.62 per share of ORM Common Stock, or $183.4 million in the aggregate, based on the 1.441x Exchange Ratio and the closing price of Ready Capital Common Stock on November 6, 2018. This implied transaction value for the Merger was then compared to the ranges of implied value per share of ORM Common Stock in the financial analyses described below. KBW also calculated an implied net asset value of 1.441 shares of Ready Capital Common Stock of $24.57 based on the tangible book value per share of Ready Capital as of September 30, 2018 (which was assumed to closely approximate the net asset value per share of Ready Capital as of September 30, 2018).

        Selected Transactions Analysis—Mortgage REITS.    KBW reviewed publicly available information related to seven selected acquisitions of mortgage REITS, referred to as the selected Mortgage REIT transactions.

        The selected Mortgage REIT transactions were as follows:

Acquiror	Acquired Company
Hypo Real Estate Holding AG	Quadra Realty Trust, Inc.
Annaly Capital Management, Inc.	CreXus Investment Corp.
Apollo Commercial Real Estate Finance, Inc.	Apollo Residential Mortgage, Inc.
ARMOUR Residential REIT, Inc.	JAVELIN Mortgage Investment Corp.
Annaly Capital Management, Inc.	Hatteras Financial Corp.
Two Harbors Investment Corp.	CYS Investments, Inc.
Annaly Capital Management, Inc.	MTGE Investment Corp.

        For each selected Mortgage REIT transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company and using financial data based on the acquired company's then latest publicly available financial statements prior to the announcement of the respective transaction and, to the extent then publicly available, earnings per share ("EPS") consensus "street estimates" for the first full calendar year following the announcement of the respective transaction ("forward EPS"):

  •
  Price per common share to book value per share of the acquired company;

  •
  Price per common share to latest 12 months ("LTM") EPS of the acquired company; and

  •
  Price per common share to forward EPS of the acquired company.

        KBW also reviewed the price per common share paid for the acquired company as a premium (expressed as a percentage) to the closing price of the acquired company one-day, five-days and one-month prior to the announcement of the respective transaction and to the 30-day volume-weighted average price ("VWAP") of the acquired company prior to the announcement of the respective transaction. The above transaction statistics for the selected Mortgage REIT transactions were compared with the corresponding transaction statistics for the proposed Merger based on the implied transaction value for the proposed Merger of $21.62 per outstanding share of ORM Common Stock and using the book value per share of ORM as of September 30, 2018, EPS estimates for 2018 and 2019 taken from financial forecasts and projections of ORM provided by ORM management and the closing price of ORM Common Stock on November 6, 2018.

        KBW's analysis showed the following concerning the implied transaction statistics of the selected Mortgage REIT transactions (excluding the impact of the LTM EPS multiples for three of the selected Mortgage REIT transactions, which multiples were considered to be not meaningful):

		Selected Mortgage REIT Transactions
	Ready Capital / ORM	25th Percentile	Median	75th Percentile
Price / Book Value Per Share	95.9%	81.5%	89.0%	100.3%
Price / LTM EPS	14.1x	10.2x	25.5x	46.0x
Price / Forward EPS	6.0x	8.2x	9.2x	10.3x
One-Day Market Premium	44.1%	6.4%	11.2%	23.4%
Five-Day Market Premium	40.4%	6.6%	11.2%	30.2%
One-Month Market Premium	34.8%	11.6%	14.1%	32.7%
30-Day VWAP Market Premium	38.9%	10.0%	11.9%	32.2%

        KBW then applied the 25th percentile and 75th percentile price-to-book value per share multiples of the selected Mortgage REIT transactions to the book value per share of ORM as of September 30, 2018. KBW also applied the 25th percentile and 75th percentile price-to-book value per share multiples of the selected Mortgage REIT transactions to the net asset value per share estimate of ORM as of

September 30, 2018 provided by Ready Capital management. This analysis indicated the following ranges of the implied value per share of ORM Common Stock, as compared to the implied transaction value for the proposed Merger of $21.62 per outstanding share of ORM Common Stock.

Implied Value Per Share Ranges of ORM Common Stock
Based on Book Value Per Share	$18.38 to $22.60
Based on Net Asset Value Per Share	$20.64 to $25.38

        No company or transaction used as a comparison in the above selected transaction analysis is identical to ORM or the proposed Merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

        Selected Transactions Analysis—Property REITS.    KBW reviewed publicly available information related to 12 selected acquisitions of property REITS, referred to as the selected Property REIT transactions.

        The selected Property REIT transactions were as follows:

Acquiror	Acquired Company
American Campus Communities, Inc.	GMH Communities Trust
Green Courte Partners, LLC	American Land Lease, Inc.
Tiptree Financial Partners, L.P.	Care Investment Trust Inc.
Ventas, Inc.	Cogdell Spencer Inc.
Brookfield Office Properties Inc.	MPG Office Trust, Inc.
American Realty Capital Properties, Inc.	CapLease, Inc.
EDENS, Inc.	AmREIT, Inc.
American Homes 4 Rent	American Residential Properties, Inc.
Farmland Partners Inc.	American Farmland Company
Tricon Capital Group, Inc.	Silver Bay Realty Trust Corp.
Government Properties Income Trust	First Potomac Realty Trust
Canada Pension Plan Investment Board	Parkway, Inc.

        For each selected Property REIT transaction, KBW reviewed, among other things, the price per common share based on the transaction consideration value paid for the acquired company as a percentage of the latest publicly available "consensus" net asset value per share estimate of the acquired company prior to the announcement of the respective transaction. "Consensus" net asset value per share estimates of the acquired companies were not available for two of the selected Property REIT transactions. KBW also reviewed the price per common share paid for the acquired company as a premium (expressed as a percentage) to the closing price of the acquired company one-day, five-days and one-month prior to the announcement of the respective transaction and, to the extent publicly available, to the 30-day VWAP of the acquired company prior to the announcement of the respective transaction. 30-day VWAPs of the acquired companies were not available for four of the selected Property REIT transactions. The above transaction statistics for the selected Property REIT transactions were compared with the corresponding transaction statistics for the proposed Merger based on the implied transaction value for the proposed Merger of $21.62 per outstanding share of ORM Common Stock and using the net asset value per share estimate of ORM as of September 30, 2018 provided by Ready Capital management and the closing price of ORM Common Stock on November 6, 2018.

        KBW's analysis showed the following concerning the implied transaction statistics of the selected Property REIT transactions:

		Selected Property REIT Transactions
	Ready Capital / ORM	25th Percentile	Median	75th Percentile
Price / Net Asset Value Per Share	85.4%	81.7%	88.4%	98.0%
One-Day Market Premium	44.1%	–0.7%	8.6%	20.1%
Five-Day Market Premium	40.4%	0.4%	13.0%	22.1%
One-Month Market Premium	34.8%	12.4%	16.9%	26.4%
30-Day VWAP Market Premium	38.9%	11.7%	19.8%	26.7%

        KBW then applied the 25th percentile and 75th percentile price-to-net asset value per share percentages of the selected Property REIT transactions to the net asset value per share estimate of ORM as of September 30, 2018 provided by Ready Capital management. This analysis indicated the following range of the implied value per share of ORM Common Stock, as compared to the implied transaction value for the proposed Merger of $21.62 per outstanding share of ORM Common Stock:

Implied Value Per Share Range of ORM Common Stock
Based on Net Asset Value Per Share	$20.69 to $24.80

        No company or transaction used as a comparison in the above selected transaction analysis is identical to ORM or the proposed Merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

        Selected Companies Analysis.    Using publicly available information, KBW compared the market performance of Ready Capital and ORM to 12 selected publicly-traded commercial mortgage REITS.

        The selected companies were as follows:

Starwood Property Trust, Inc.	Arbor Realty Trust, Inc.
Blackstone Mortgage Trust, Inc.	KKR Real Estate Finance Trust, Inc.
Colony Credit Real Estate Inc.	Granite Point Mortgage Trust Inc.
Apollo Commercial Real Estate Finance, Inc.	iStar Inc.
Ladder Capital Corp	Ares Commercial Real Estate Corporation
TPG RE Finance Trust, Inc.	Exantas Capital Corp.

        To perform this analysis, KBW used market price information as of November 6, 2018 and book values per share and tangible book values per share as of the end of the most recent completed quarterly period available (which in the case of Ready Capital and ORM was September 30, 2018). KBW also used 2018 and 2019 EPS estimates taken from financial forecasts and projections of ORM provided by ORM management and consensus "street estimates" of Ready Capital and the selected companies.

        KBW's analysis showed the following concerning the market performance of Ready Capital, ORM and the selected companies (excluding the impact of the 2018 EPS multiple for one of the selected companies, which multiple was considered to be not meaningful because it was greater than 50.0x):

			Selected Companies
	Ready Capital	ORM	25th Percentile	75th Percentile
Stock Price / Book Value per Share	87.5%	66.5%	99.1%	126.5%
Stock Price / Tangible Book Value per Share	88.0%	66.5%	99.1%	136.4%
Stock Price / 2018 EPS Estimate	8.5x	9.8x	9.7x	11.8x
Stock Price / 2019 EPS Estimate	8.5x	4.2x	9.8x	11.3x

        KBW also compared the market performance of the selected companies described above to the implied transaction statistics for the proposed Merger (based on the implied transaction value for the proposed Merger of $21.62 per outstanding share of ORM Common Stock) of 95.9% ORM's book value per share as of September 30, 2018, 95.9% ORM's tangible book value per share as of September 30, 2018, 14.1x ORM's estimated 2018 EPS and 6.0x ORM's estimated 2019 EPS.

        KBW then applied the 25th percentile and 75th percentile price-to-book value percentages of the selected companies to the book value per share of ORM as of September 30, 2018 and the 25th percentile and 75th percentile price-to-tangible book value percentages of the selected companies to the tangible book value per share of ORM as of September 30, 2018. This analysis indicated the following ranges of the implied value per share of ORM Common Stock, as compared to the implied transaction value for the proposed Merger of $21.62 per outstanding share of ORM Common Stock:

Implied Value Per Share Ranges of ORM Common Stock
Based on Book Value Per Share	$22.35 to $28.52
Based on Tangible Book Value Per Share	$22.35 to $30.74

        No company used as a comparison in the above selected companies analysis is identical to Ready Capital or ORM. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

        Dividend Discount Analysis of ORM.    KBW performed a dividend discount analysis of ORM on a standalone basis to estimate ranges for the implied equity value of ORM. In this analysis, KBW used financial and operating forecasts and projections of ORM with respect to fiscal years 2018 through 2021 prepared by ORM management and assumed ORM growth rates with respect to periods thereafter that were provided by Ready Capital management. KBW assumed discount rates ranging from 11.0% to 15.0%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of ORM over the 4.75-year period from April 1, 2019 through December 31, 2023 and (ii) the present value of ORM's implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2023 book value per share multiples and the other based on 2023 estimated dividend yields. Using implied terminal values for ORM calculated by applying a terminal multiple range of 98.0% to 125.0% to ORM's estimated book value per share as of December 31, 2023, this dividend discount analysis resulted in a range of implied values per share of ORM Common Stock of approximately $20.47 to $28.07 per share, as compared to the implied transaction value for the proposed Merger of $21.62 per outstanding share of ORM Common Stock. Using implied terminal values for ORM calculated by applying a terminal dividend yield range of 7.50% to 9.00% to ORM's estimated 2023 dividends, this dividend discount analysis resulted in a range of implied values per share of ORM Common Stock of approximately $17.97 to

$23.30 per share, as compared to the implied transaction value for the proposed Merger of $21.62 per outstanding share of ORM Common Stock.

        The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including book value per share and dividend growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of ORM.

        Dividend Discount Analysis of Ready Capital.    KBW performed a dividend discount analysis of Ready Capital on a standalone basis to estimate ranges for the implied equity value of Ready Capital. In this analysis, KBW used publicly available consensus "street estimates" of Ready Capital for calendar years 2018 through 2020 and assumed Ready Capital growth rates with respect to periods thereafter that were provided by Ready Capital management. KBW assumed discount rates ranging from 8.0% to 12.0%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of Ready Capital over the 4.75-year period from April 1, 2019 through December 31, 2023 and (ii) the present value of Ready Capital's implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2023 book value per share multiples and the other based on 2023 estimated dividend yields. Using implied terminal values for Ready Capital calculated by applying a terminal multiple range of 98.0% to 125.0% to Ready Capital's estimated book value per share as of December 31, 2023, this dividend discount analysis resulted in a range of implied values per share of Ready Capital Common Stock of approximately $17.65 to $23.84 per share. Using implied terminal values for Ready Capital calculated by applying a terminal dividend yield range of 7.50% to 9.00% to Ready Capital's estimated 2023 dividends, this dividend discount analysis resulted in a range of implied values per share of Ready Capital Common Stock of approximately $18.70 to $24.31 per share.

        The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including book value per share and dividend growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of Ready Capital or the pro forma combined company.

        Pro Forma Financial Impact Analysis.    KBW performed a pro forma financial impact analysis that combined projected income statement and balance sheet information of Ready Capital and ORM. Using (i) historical balance sheet data as of September 30, 2018 for Ready Capital and ORM, (ii) publicly available consensus "street estimates" of Ready Capital, (iii) financial and operating forecasts and projections of ORM provided by ORM management, and (iv) pro forma assumptions (including, without limitation, the cost savings and related expenses expected to result from the Merger, other earning adjustments, and certain purchase accounting and other balance sheet adjustments assumed with respect thereto) provided by Ready Capital management, KBW analyzed the estimated financial impact of the Merger on certain projected financial results. This analysis indicated that the Merger could be dilutive to Ready Capital's book value per share as of September 30, 2018, accretive to Ready Capital's 2019 estimated EPS (assuming the closing of the Merger occurs on March 31, 2019), and accretive to Ready Capital's 2020 estimated EPS. For all of the above analysis, the actual results achieved by Ready Capital following the Merger may vary from the projected results, and the variations may be material.

        Miscellaneous.    KBW acted as financial advisor to Ready Capital in connection with the proposed Merger and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is regularly engaged in the valuation of specialty finance company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. Further to certain existing sales and trading relationships of certain KBW broker-dealer affiliates with the Ready Capital Manager, and otherwise in the ordinary course of KBW and its affiliates' broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, Ready Capital, the Ready Capital Manager and ORM. In addition, as a market maker in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of Ready Capital or ORM for its and their own respective accounts and for the accounts of its and their respective customers and clients.

        Pursuant to the KBW engagement agreement, Ready Capital agreed to pay KBW a cash fee equal to $2,500,000, $500,000 of which became payable concurrently with the rendering of KBW's opinion and the balance of which is contingent upon the consummation of the Merger. Ready Capital also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW's engagement or KBW's role in connection therewith. In addition to the present engagement, in the two years preceding the date of KBW's opinion, KBW provided investment banking and financial advisory services to Ready Capital for which compensation has been received. KBW acted as a book-running manager in connection with a convertible notes offering by Ready Capital in 2017 and multiple senior secured notes offerings by ReadyCap Holdings, LLC, a subsidiary of Ready Capital, in 2017 and 2018. In addition, KBW is acting as a sales agent in connection with Ready Capital's current "at-the-market offering" of Ready Capital Common Stock. In the two years preceding the date of KBW's opinion, KBW did not provide investment banking and financial advisory services to ORM. KBW may in the future provide investment banking and financial advisory services to Ready Capital, the Ready Capital Manager or ORM and receive compensation for such services.

Opinion of the ORM Special Committee's Financial Advisor.

        The ORM Special Committee engaged Barclays to act as its financial advisor with respect to pursuing strategic alternatives for ORM, including a possible sale of ORM, pursuant to an engagement letter dated September 7, 2018. On November 7, 2018, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the ORM Special Committee that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the Exchange Ratio to be offered to the stockholders of ORM in the proposed Merger is fair, from a financial point of view, to such stockholders.

        The full text of Barclays' written opinion, dated as of November 7, 2018, is attached as Annex C to this joint proxy statement/prospectus. Barclays' written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The following is a summary of Barclays' opinion and the methodology that Barclays used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

        Barclays' opinion, the issuance of which was approved by Barclays' Fairness Opinion Committee, is addressed to the ORM Special Committee, addresses only the fairness, from a financial point of view, of the Exchange Ratio to be offered to the stockholders of ORM and does not constitute a recommendation to any stockholder of ORM as to how such stockholder should vote with respect to the Merger or any other matter. The terms of the Merger were determined through arm's-length negotiations between the ORM Special Committee and Ready Capital and were approved by the ORM Board (following the recommendation of the ORM Special Committee). Barclays did not recommend any specific form of consideration to ORM or that any specific form of consideration constituted the only appropriate consideration for the Merger. Barclays was not requested to address, and its opinion does not in any manner address, ORM's underlying business decision to proceed with or effect the Merger, the likelihood of the consummation of the Merger, or the relative merits of the Merger as compared to any other transaction in which ORM may engage. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the consideration to be offered to the stockholders of ORM in connection with the Merger. No limitations were imposed by the ORM Special Committee upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.

        In arriving at its opinion, Barclays, among other things:

  •
  reviewed and analyzed a draft of the Merger Agreement, dated as of November 7, 2018 and the specific terms of the Merger as set forth therein;

  •
  reviewed and analyzed publicly available information concerning ORM that Barclays believed to be relevant to its analysis, including ORM's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018;

  •
  reviewed and analyzed publicly available information concerning Ready Capital that Barclays believed to be relevant to its analysis, including Ready Capital's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018;

  •
  reviewed and analyzed financial and operating information with respect to the business, operations and prospects of ORM furnished to Barclays by ORM including financial projections prepared by the ORM Manager (the "ORM Projections");

  •
  reviewed and analyzed financial and operating information with respect to the business, operations and prospects of Ready Capital furnished to Barclays by Ready Capital including financial projections prepared by the Ready Capital Manager (the "Ready Capital Projections"). For additional discussion of the Ready Capital forward looking financial information provided by the Ready Capital Manager, see "—Certain Ready Capital Forward Looking Financial Information" below;

  •
  reviewed and analyzed the pro forma impact of the Merger on the future financial performance of the combined company;

  •
  reviewed and analyzed a trading history of ORM Common Stock from November 3, 2015 to November 2, 2018 and a comparison of that trading history with those of other companies that Barclays deemed relevant;

  •
  reviewed and analyzed a trading history of Ready Capital Common Stock from November 3, 2015 to November 2, 2018 and a comparison of that trading history with those of other companies that Barclays deemed relevant;

  •
  reviewed and analyzed a comparison of the historical financial results and present financial condition of ORM and Ready Capital with each other and with those of other companies that Barclays deemed relevant;

  •
  reviewed and analyzed published estimates of independent research analysts with respect to the future financial performance of ORM and Ready Capital and the price targets of Ready Capital;

  •
  the results of efforts of Barclays to solicit indications of interest from third parties with respect to a sale of ORM;

  •
  reviewed and analyzed a comparison of the financial terms of the Merger with the financial terms of certain other recent transactions that Barclays deemed relevant;

  •
  had discussions with the ORM Manager and the Ready Capital Manager concerning Ready Capital's business, operations, assets, liabilities, financial condition and prospects;

  •
  had discussions with the ORM Manager concerning ORM's business, operations, assets, liabilities, financial condition and prospects; and

  •
  has undertaken such other studies, analyses and investigations as Barclays deemed appropriate.

        In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and had not assumed responsibility or liability for any independent verification of such information). Barclays also relied upon the assurances of the ORM Manager that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of ORM, upon advice of the ORM Manager, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the ORM Manager as to ORM's future financial performance With respect to the Ready Capital Projections, upon the advice of the ORM Special Committee, Barclays has assumed that such projections have been reasonably prepared and on a basis reflecting the best currently available estimates and judgments of the Ready Capital Manager as to Ready Capital's future financial performance. In arriving at its opinion, Barclays assumed no responsibility for and expressed no view as to any such projections or estimates or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of ORM and did not make or obtain any evaluations or appraisals of the assets or liabilities of ORM. Barclays' opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, November 7, 2018. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after, November 7, 2018. Barclays expressed no opinion as to the prices at which shares of ORM Common Stock would trade following the announcement of the Merger or shares of Ready Capital Common Stock would trade following the announcement or consummation of the Merger. Barclays' opinion should not be viewed as providing any assurance that the market value of the shares of Ready Capital Common Stock to be held by the stockholders of ORM after the consummation of the Merger will be in excess of the market value of the shares of ORM Common Stock owned by such stockholders at any time prior to the announcement or consummation of the Merger. In addition, Barclays assumed that there will be no adjustment to the Exchange Ratio as described in Section 3.1(c) of the Merger Agreement.

        Barclays assumed that the executed Merger Agreement would conform in all material respects to the last draft reviewed by Barclays. Additionally, Barclays assumed the accuracy of the representations and warranties contained in the Merger Agreement and all the agreements related thereto. Barclays also assumed, upon the advice of the ORM Special Committee, that all material governmental, regulatory and third party approvals, consents and releases for the Merger would be obtained within the constraints contemplated by the Merger Agreement and that the Merger will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. Barclays did not express any opinion as to any tax or other consequences that might result from the Merger, nor did Barclays' opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understood ORM had obtained such advice as it deemed necessary from qualified professionals.

        In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the shares of ORM Common Stock but rather made its determination as to fairness, from a financial point of view, to ORM's stockholders of the Exchange Ratio to be offered to such stockholders in connection with the proposed Merger on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

        In arriving at its opinion, Barclays did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

Summary of Material Financial Analyses

        The following is a summary of the material financial analyses used by Barclays in preparing its opinion to the ORM Special Committee. The summary of Barclays' analyses and reviews provided below is not a complete description of the analyses and reviews underlying Barclays' opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.

        For the purposes of its analyses and review, Barclays made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of ORM or any other parties to the Merger. No company, business or transaction considered in Barclays' analyses and review is identical to ORM, Ready Capital, Merger Sub or the Merger, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions considered in Barclays' analyses and reviews. None of ORM, the ORM Manager, Ready Capital, Merger Sub, Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or reflect the prices at which the companies, businesses or securities may actually be sold. Accordingly, the estimates used in, and the results derived from, Barclays' analyses and reviews are inherently subject to substantial uncertainty.

        The summary of the financial analyses and reviews summarized below include information presented in tabular format. In order to fully understand the financial analyses and reviews used by Barclays, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Barclays' analyses and reviews.

Selected Comparable Company Analysis

        In order to assess how the market values shares of similar publicly traded companies and to provide a range of relative implied equity values per share of ORM and of Ready Capital, Barclays reviewed and compared specific financial and operating data relating to ORM and Ready Capital, respectively, with selected companies that Barclays, based on its experience in the Mortgage REIT industry, deemed comparable to ORM and Ready Capital, respectively. The selected comparable companies with respect to ORM were:

  •
  Arbor Realty Trust, Inc.

  •
  Granite Point Mortgage Trust, Inc.

  •
  Ares Commercial Real Estate Corporation

  •
  Ready Capital Corporation

  •
  Exantas Capital Corp.

        The selected comparable companies with respect to Ready Capital were:

  •
  Arbor Realty Trust, Inc.

  •
  Granite Point Mortgage Trust, Inc.

  •
  Ares Commercial Real Estate Corporation

  •
  Exantas Capital Corp.

        Barclays calculated and compared various financial multiples and ratios of ORM and Ready Capital and the selected comparable companies. As part of its selected comparable company analysis, Barclays calculated and analyzed each applicable company's (i) price per share as of November 2, 2018 as a multiple of book value per share as of June 30, 2018 ("P/BV 6/30") and as of September 30, 2018, ("P/BV 9/30"), (ii) ratio of its current stock price to its calendar year 2019 estimated earnings per share (commonly referred to as a price earnings ratio, or P/E), based on each of (x) the ORM Projections ("Mgt.")(1) and (y) market data, with such median based upon research reports available to Barclays ("Street") and (iii) implied dividend yield by annualizing the dividends paid in the third quarter of 2018.

        The results of this selected comparable company analysis are summarized below:

ORM Peers

	Low	Mean	Median	High
P / BV(1)	0.80x	0.98x	0.98x	1.24x
P / '19E Earnings(2)	8.5x	11.04x	11.8x	12.4x
2019 Dividend Yield	8.0%	8.96%	8.7%	10.7%

(1)
Book value based on latest book value publicly available.

(2)
2019 Earnings based on Median analyst estimates available to Barclays through FactSet.

ORM

	Metric	Selected Companies Range	Implied Share Price Range
P/BV 6/30/2018	$22.32	0.85x - 1.00x	$18.97 - 22.32
P/BV 9/30/2018	$22.54	0.85x - 1.00x	$19.16 - 22.54
P/2019E (Mgt.)	$1.19	10.0x - 12.0x	$11.90 - 14.28
P/2019E (Street)	$1.10	10.0x - 12.0x	$11.00 - 13.20
Q3 Dividend (Annualized)	$0.80	8.0% - 10.0%	$8.00 - 10.00

Ready Capital Peers

	Low	Mean	Median	High
P / BV(1)	0.80x	1.00x	0.98x	1.24x
P / '19E Earnings(2)	10.5x	11.68x	11.9x	12.4x
2019 Dividend Yield	8.0%	8.5%	8.5%	9.0%

(1)
Book value based on latest book value publicly available

(2)
2019 Earnings based on Median analyst estimates available to Barclays through FactSet

Ready Capital

	Metric	Selected Companies Range	Implied Share Price Range
P/BV 6/30/2018	$17.01	0.90x - 1.05x	$15.31 - 17.86
P/BV 9/30/2018	$17.14	0.90x - 1.05x	$15.43 - 18.00
P/2019E (Mgt.)	$1.75	10.0x - 12.0x	$17.50 - 21.00
P/2019E (Street)	$1.77	10.0x - 12.0x	$17.70 - 21.24
Q3 Dividend (Annualized)	$1.60	8.0% - 10.0%	$16.00 - 20.00

ORM to Ready Capital Implied Exchange Ratio Range

        Barclays selected the comparable companies listed above because of similarities in one or more business or operating characteristics with ORM or Ready Capital, as applicable. However, because no selected comparable company is exactly the same as ORM or Ready Capital, as applicable, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of ORM or Ready Capital, as applicable, and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between ORM or Ready Capital, as applicable, and the companies included in the selected company analysis.

        The following table sets forth the implied exchange ratio ranges resulting from the selected comparable company analysis and the implied share price ranges based on such analysis:

Exchange Ratio Range
P/BV 6/30/2018	1.062x - 1.458x
P/BV 9/30/2018	1.065x - 1.461x
P/2019E (Mgt.)	0.567x - 0.816x
P/2019E (Street)	0.518x - 0.746x
2018 Q3 Dividend (Annualized)	0.400x - 0.625x

        Barclays noted that on the basis of the selected comparable company analysis, the transaction Exchange Ratio of 1.441x was within the range of implied exchange ratios of (i) 1.062x - 1.458x derived from the P/BV 6/30/2018 calculation and (ii) 1.065x - 1.461x derived from the P/BV 9/30/2018 calculation, and above the range of implied exchange ratios of (iii) 0.567x - 0.816x derived from the P/2019E (Mgt.) calculation, (iv) 0.518x - 0.746x derived from the P/2019E (Street) calculation and (v) 0.400x - 0.625x derived from the 2018 Q3 annualized dividend calculation.

Dividend Discount Analysis

ORM

        Barclays performed a dividend discount analysis on ORM using the ORM Projections and certain publicly available information, which was used as a basis for discount rates and terminal value range. Barclays used two different methods to calculate annual discount rates that were then applied to the ORM Projections and a range of terminal values estimated using a price to book value ratio ("P/BV")

methodology. In one method, Barclays calculated a range implied by the dividend yield of selected comparable companies, resulting in a selected discount range of 8.0% to 10.0%. Barclays then applied those discount rates to the projected quarterly dividends for ORM from the second quarter of 2019 ("2Q2019") through the fourth quarter of 2021 ("4Q2021") (as set forth in ORM Projections) and to an estimated terminal value (based on projected book value in 4Q2021). Barclays calculated the net present value of the dividends and the net present value of the terminal value, which was based on applying the value range of 0.75x to 0.94x to quarter-11 book value, and then divided by the number of fully diluted shares (approximately 8.5 million shares as of March 31, 2019, as set forth in the ORM Projections) to get an implied value per share. This analysis resulted in a range of implied present values per share of ORM Common Stock of $18.08 to $22.83. In the other method, Barclays calculated a discount range implied by the capital asset pricing model, resulting in a selected range of 9.0% to 11.0%. Barclays then applied those discount rates to the projected quarterly dividends for ORM from 2Q2019 through 4Q2021 (as set forth in ORM Projections) and to an estimated terminal value (based on projected book value in 4Q2021). This analysis resulted in a range of implied present values per share of ORM Common Stock of $17.62 to $22.22.

Ready Capital

        Barclays performed a dividend discount analysis on Ready Capital using the Ready Capital Projections and certain publicly available information, which was used as a basis for discount rates and terminal value range. Barclays used two different methods to calculate annual discount rates that were then used in the subsequent dividend discount analysis and applied to the Ready Capital Projections and a range of terminal values estimated using a P/BV methodology. In one method, Barclays calculated a discount range implied by the dividend yield of selected comparable companies, resulting in a selected range of 8.0% to 10.0%. Barclays then applied those discount rates to the Ready Capital Projections and calculated the net present value of the dividends and the net present value of the terminal value, which was based on applying the value range of 0.90x to 1.05x to quarter-11 book value, and then divided by the number of fully diluted shares (approximately 34.9 million shares as of March 31, 2019, as set forth in the Ready Capital Projections) to get an implied value per share. This analysis resulted in a range of implied present values per share of Ready Capital Common Stock of $14.86 to $17.55. In the other method, Barclays calculated a discount range implied by the capital asset pricing model, resulting in a selected range of 9.0% to 11.0%. Barclays then applied those discount rates to the Ready Capital Projections and an estimated terminal value (based on projected book value in 4Q2021). This analysis resulted in a range of implied present values per share of Ready Capital Common Stock of $14.49 to $17.10.

ORM to Ready Capital Implied Exchange Ratio Range

        Barclays noted that on the basis of the dividend discount analysis of ORM and Ready Capital, the transaction Exchange Ratio of 1.441x was within the range of implied exchange ratios of (i) 1.030x – 1.533x derived from the capital asset pricing model and (ii) 1.030x – 1.536x derived from the dividend yield analysis.

Other Factors

        Barclays also reviewed and considered other factors, which were not considered part of its financial analyses in connection with rendering its advice, but were references for informational purposes, including, among other things, Historical Trading, Selected Precedent Transactions and Analyst Target Prices, each described below.

Historical Trading

        To illustrate the trend in the historical trading prices of the ORM and Ready Capital shares, respectively, Barclays reviewed, for informational purposes, historical data with regard to the trading prices of such shares for the period from November 3, 2015 to November 2, 2018 and compared such data with the relative stock price performances during the same periods of the respective selected companies listed under the caption "Selected Comparable Company Analysis" above.

        Barclays noted that during the period from November 2, 2017 to November 2, 2018, the price of the ORM Common Stock ranged from $13.71 to $17.82 and the price of the Ready Capital Common Stock ranged from $13.55 to $17.30. Barclays noted that on the basis of the historical trading analysis of ORM and Ready Capital, the transaction Exchange Ratio of 1.441x was above the range of implied exchange ratios of 0.792x - 1.315x derived from the historical trading analysis.

Selected Precedent Transactions Analysis

        Barclays reviewed and compared the purchase prices and financial multiples paid in selected other transactions that Barclays, based on its experience with merger and acquisition transactions, deemed relevant. Barclays chose such transactions with a focus on U.S. target companies based on, among other things, the similarity of the applicable target companies in the transactions to ORM with respect to the size, industry or business mix, margins, competitive dynamics and other characteristics of their businesses. Barclays reviewed the following transactions:

Date Announced	Acquirer	Target
May 2, 2018	Annaly Capital Management, Inc.	MTGE Investment Corp.
April 26, 2018	Two Harbors Investment Corp.	CYS Investments, Inc.
April 11, 2016	Annaly Capital Management, Inc.	Hatteras Financial Corporation
April 7, 2016	Ready Capital (f/k/a Sutherland Asset Management Corp)	ZAIS Financial Corp.
March 2, 2016	ARMOUR Residential REIT, Inc.	JAVELIN Mortgage Investment Corp.
February 26, 2016	Apollo Commercial Real Estate Finance, Inc.	Apollo Residential Mortgage

        The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of ORM and the companies included in the selected precedent transaction analysis. Although none of the selected transactions is directly comparable to the transaction, the target companies in the selected transactions were companies that, for purposes of analysis, may be considered similar to ORM.

        Accordingly, for the above selected transactions, based on information from SEC filings, SNL Financial and FactSet, Barclays calculated and reviewed the final announced transaction price as a multiple of the target company's last reported book value as of the time of announcement, which is referred to as "Transaction P/BV". The following table sets forth the selected transactions analyzed based on such characteristics and the results of such analysis:

	Low	Mean	Median	High
Transaction P/BV (Market)	0.85x	0.93x	0.91x	1.05x
Transaction P/BV (Adjusted Book Value)	0.97x	1.01x	1.02x	1.04x

        Barclays noted that on the basis of the selected precedent transaction analysis, the transaction consideration of $21.80 per share was within the range of implied values per share of (i) $19.16 – $23.67 calculated using September 30, 2018 book value (Market) and (ii) $19.45 – $20.85 calculated using September 30, 2018 book value (adjusted for acquirer trading multiple of 0.89x).

Analyst Target Prices

        Barclays reviewed, for informational purposes, as of November 2, 2018, the publicly available price targets of the Ready Capital Common Stock published by equity research analysts associated with various Wall Street firms and available through FactSet and Equity Research. The research analysts' price target per share of Ready Capital Common Stock ranged from $16.50 - $18.00 per share. The publicly available share price targets published by such equity research analysts do not necessarily reflect the current market trading price for Ready Capital Common Stock and these estimates are subject to uncertainties, including future financial performance of Ready Capital and future market conditions.

General

        Barclays is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The ORM Special Committee selected Barclays because of its familiarity with ORM and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the Merger.

        Barclays is acting as financial advisor to the ORM Special Committee in connection with the Merger. As compensation for its services in connection with the Merger, ORM paid Barclays $0.5 million upon the delivery of Barclays' opinion, which is referred to as the "Opinion Fee". The Opinion Fee was not contingent upon the conclusion of Barclays' opinion or the consummation of the Merger. Compensation estimated to be in the range of $2-3 million (subject to certain adjustments) will be payable on completion of the Merger against which the amounts paid for the opinion will be credited. In addition, ORM has agreed to reimburse Barclays for a portion of its reasonable out-of-pocket expenses incurred in connection with the Merger and to indemnify Barclays for certain liabilities that may arise out of its engagement by ORM and the rendering of Barclays' opinion. Except for in connection with the Merger, as discussed above, Barclays has not performed investment banking or financial services for either of ORM or Ready Capital in the past two years for which it has earned fees. Barclays has performed various investment banking and financial services for the Ready Capital Manager in the past, and expects to perform such services in the future, and has received, and expects to receive, customary fees for such services, including having acted or acting as arranger, bookrunnner and/or lender for the Ready Capital Manager in connection with various financing transactions.

        Barclays and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and its affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of ORM and Ready Capital for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

Certain Ready Capital Forward Looking Financial Information

        Ready Capital follows a policy of not publishing or otherwise making available long-range projections of its earnings or other operating results and a related policy of not commenting on or endorsing any estimates of its future performance that may be prepared by independent research analysts who cover Ready Capital. Consistent with its policy, Ready Capital did not prepare forecasts of its future financial performance based on internal models or other internal data. In response to a request from ORM's financial advisor, Barclays, for guidance regarding Ready Capital's anticipated future financial performance, Ready Capital prepared a calculation in which it applied consensus published return on equity estimates of independent research analysts who cover Ready Capital to an assumed Ready Capital common equity capital base (which was also based on analysts' estimates), initially covering the second, third and fourth quarters of 2019, and then applied the consensus published return on equity estimates of such independent research analysts for the entirety of 2019 to an assumed constant common equity capital base for both 2020 and 2021. Ready Capital has not made and makes no representation to ORM or any ORM stockholder, in the Merger Agreement or otherwise, concerning this information and, consistent with its policy, has not endorsed and is not endorsing any of the consensus published return on equity estimates used as part of the information that was provided.

Certain ORM Unaudited Prospective Financial Information

        ORM does not make public long-term projections as to future net income, performance, earnings, or other results due to, among other reasons, the inherent uncertainty and subjectivity of the underlying assumptions and estimates. Such projections inherently become subject to substantially greater uncertainty as they extend further into the future. As a result, neither ORM nor Ready Capital can give you any assurance that actual results will not differ materially from the unaudited prospective financial information included in this document. However, in connection with the Merger, ORM's management prepared and provided certain unaudited prospective financial information regarding ORM's operations for fiscal years 2018 through 2021 (the "ORM Projections") to the ORM Board and the ORM Special Committee, in connection with its evaluation of the transaction, and to its financial advisor, Barclays, including in connection with Barclays' financial analysis described above under the section entitled "—Opinion of the ORM Special Committee's Financial Advisor." The below summary of the ORM Projections is included for the sole purpose of providing ORM stockholders and Ready Capital stockholders access to certain non-public information that was furnished to certain parties in connection with the Merger, and such information may not be appropriate for other purposes, and is not included to influence the voting decision of any ORM stockholder or Ready Capital stockholder.

        The ORM Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with GAAP, the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentations of financial projections. The inclusion of the ORM Projections should not be regarded as an indication that such information is necessarily predictive of actual future events or results and such information should not be relied upon as such, and readers of this joint proxy statement/prospectus are cautioned not to rely on the ORM Projections for any purpose. The ORM Projections included in this joint proxy statement/prospectus have been prepared by ORM as part of the effort to evaluate the Merger and the unaudited prospective financial information may vary significantly from subsequent forecasts, financial plans, guidance, and/or actual results. The independent registered public accounting firm's reports, contained in ORM's Form 10-K for the year ended December 31, 2017, which is incorporated by reference into this joint proxy statement/prospectus, relates to ORM's historical financial information. It does not extend to the unaudited ORM Projections and should not be read to do so. Furthermore, the ORM Projections do not take into account any circumstances or events occurring after the date they were prepared.

        While presented with numeric specificity, this unaudited prospective financial information is forward-looking information that was based on numerous variables and assumptions (including assumptions related to the ORM loan portfolio, disposition of ORM's real estate and reinvestment of the proceeds into the loan portfolio, interest rates, industry performance and general business, economic, market and financial conditions, as well as additional matters specific to ORM's business) that are highly inherently subjective, uncertain, and beyond the control of ORM. The assumptions underlying the unaudited prospective financial information may not prove to have been, or may no longer be, accurate. Important factors that may affect actual results and cause this unaudited prospective financial information not to be achieved include, but are not limited to, risks and uncertainties relating to ORM's business (including its ability to achieve strategic goals, objectives, and targets over applicable periods), changes in the ORM loan and real estate portfolio, changes in the markets where ORM's real estate is located, changes in interest rates, industry performance, general business and economic conditions, and other factors described in the sections entitled "Cautionary Statement Regarding Forward-Looking Statements" and "Risk Factors." This unaudited prospective financial information also reflects numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in this unaudited prospective financial information. Accordingly, no assurance can be given that the projected results summarized below will be realized. ORM stockholders and Ready Capital stockholders are urged to review the most recent SEC filings of ORM for a description of the reported and anticipated results of operations and financial condition and capital resources, including those in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in ORM's Annual Report on Form 10-K for the year ended December 31, 2017 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, which are incorporated by reference into this joint proxy statement/prospectus.

        The inclusion of this information should not be regarded as an indication that ORM, the ORM Board, the ORM Special Committee, Barclays or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results. None of ORM, Ready Capital, or their respective officers, directors, affiliates, advisors or other representatives can give any assurance that actual results will not differ materially from this unaudited prospective financial information.

        ORM UNDERTAKES NO OBLIGATION TO UPDATE OR OTHERWISE REVISE OR RECONCILE THE ABOVE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THIS UNAUDITED PROSPECTIVE FINANCIAL INFORMATION WAS GENERATED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH INFORMATION ARE SHOWN TO BE IN ERROR. SINCE THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION COVERS MULTIPLE YEARS, SUCH INFORMATION BY ITS NATURE BECOMES SUBJECT TO SUBSTANTIALLY GREATER UNCERTAINTY WITH EACH SUCCESSIVE YEAR.

        ORM and Ready Capital may calculate certain non-GAAP financial metrics using different methodologies. Consequently, the financial metrics presented in each company's prospective financial information disclosures and in the sections of this joint proxy statement/prospectus with respect to the opinions of the financial advisors to ORM and Ready Capital may not be directly comparable to one another.

        ORM has not made and makes no representation to Ready Capital or any ORM stockholder or Ready Capital stockholder, in the Merger Agreement or otherwise, concerning the above unaudited prospective financial information, or regarding ORM's ultimate performance compared to the unaudited prospective financial information, or that the projected results will be achieved. In light of the foregoing factors and the uncertainties inherent in the unaudited prospective financial information, ORM urges all ORM stockholders and Ready Capital stockholders not to place any reliance on such information and to review ORM's most recent SEC filings for a description of ORM's reported financial results.

ORM Projections

        The ORM Projections were based on numerous variables and assumptions, including the following: (1) the sale of all remaining real estate properties by the end of 2019 and the reduction of real estate related income and expenses accordingly as assets are sold; (2) the reinvestment of the majority of real estate sales proceeds into new loan originations; (3) an increase in the use of the ORM line of credit to grow the loan portfolio and related loan income and interest expense; (4) an increase in management fees as equity increases pursuant to the ORM Management Agreement; (5) general and administrative expenses to remain consistent with the levels reported in ORM's Quarterly Report on Form 10-Q for the period ended September 30, 2018, as adjusted for non-recurring expenses; (6) no change in the number of outstanding shares of ORM Common Stock; and (7) ORM Common Stock distributions equal to 100% of ORM's projected REIT taxable income with the exception of capital gains from the sales of real estate properties during 2019.

        The ORM Projections were provided to the ORM Board, the ORM Special Committee's financial advisor, Barclays, Ready Capital and Ready Capital's financial advisor, KBW. The following table presents a summary of the ORM Projections for the calendar years ending 2019 through 2021 for ORM on a standalone basis.

	For the year ended December 31,
	2018E	2019E	2020E	2021E
Earnings Per Common Share	$1.48	$3.58	$1.79	$1.84

Directors and Management of Ready Capital After the Merger

        The Merger Agreement provides that, upon and immediately after the effective time of the Merger, the board of directors of the Combined Company will be increased to seven members and will include all the current six directors of the Ready Capital Board and one additional independent director from the ORM Board: Gilbert E. Nathan. The current directors of Ready Capital are: Thomas E. Capasse, Frank P. Filipps, David L. Homan, J. Mitchell Reese, Jack J. Ross and Todd M. Sinai.

        Each of the executive officers of Ready Capital immediately prior to the effective time of the Merger will continue as an executive officer of the Combined Company following the effective time of the Merger. The current senior leadership team will continue to be led by Thomas E. Capasse as Chairman and Chief Executive Officer, Frederick C. Herbst as Chief Financial Officer, and Thomas Buttacavoli as Chief Investment Officer.

Interests of Ready Capital's Directors and Executive Officers in the Merger

        In considering the recommendation of the Ready Capital Board to approve the Ready Capital Common Stock Issuance Proposal, Ready Capital stockholders should be aware that certain executive officers and directors of Ready Capital have certain interests in the Merger that may be different from, or in addition to, the interests of Ready Capital stockholders generally and that may present actual or potential conflicts of interests. The Ready Capital Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the transactions contemplated thereby.

        Following the consummation of the Merger, all six of the current directors of the Ready Capital Board are expected to continue as directors of the board of directors of the Combined Company. Thomas E. Capasse, Ready Capital's Chairman and Chief Executive Officer, will serve as Chairman of the board of directors and Chief Executive Officer of the Combined Company. In addition, Frederick C. Herbst, Ready Capital's Chief Financial Officer, will serve as Chief Financial Officer of the Combined Company, Thomas Buttacavoli, Ready Capital's Chief Investment Officer, will serve as Chief Investment Officer of the Combined Company and Jack J. Ross, Ready Capital's President and Director will serve as President and Director of the Combined Company.

        The Combined Company will continue to be managed by the Ready Capital Manager under the terms of the Ready Capital Management Agreement. Under the Ready Capital Management Agreement, the Ready Capital Manager provides the day-to-day management of Ready Capital's business, including providing Ready Capital with its executive officers and all other personnel necessary to support its operations. In exchange for its services, Ready Capital pays the Ready Capital Manager a management fee as well as reimburses it for certain expenses incurred by it and its affiliates in rendering management services to Ready Capital. Each of Thomas Capasse, Jack Ross, Frederick Herbst, and Thomas Buttacavoli is a principal or managing director of the Ready Capital Manager.

        Pursuant to the Ready Capital Management Agreement, Ready Capital pays the Ready Capital Manager a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of its stockholders' equity (as defined in the Ready Capital Management Agreement) up to $500 million and 1.0% per annum of its stockholders' equity in excess of $500 million. Following the Merger, Ready Capital stockholders' equity will include the additional equity attributable to the acquisition of ORM, thus the amount of the management fees payable to the Ready Capital Manager will also increase, which gives the Ready Capital Manager (and therefore, Ready Capital's management), an incentive, not shared by Ready Capital stockholders, to negotiate and effect the Merger, possibly on terms less favorable to Ready Capital than would otherwise have been achieved.

        The Ready Capital Management Agreement was negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to Ready Capital as if it had been negotiated with an unaffiliated third party.

        None of Ready Capital's executive officers will receive any type of "golden parachute" compensation that is based on, or otherwise relates to, the Merger.

Interests of ORM's Directors and Executive Officers in the Merger

        In considering the recommendation of the ORM Board to approve the ORM Merger Proposal and the ORM Management Agreement Termination Proposal, ORM stockholders should be aware that directors and executive officers of ORM have interests in the Merger that may be different from, or in addition to, the interests of ORM stockholders generally and that may present actual or potential conflicts of interests. The ORM Board was aware of, and considered the interests of, its directors and executive officers in reaching its decision to approve the Merger Agreement, the termination of the ORM Management Agreement and the transactions contemplated thereby.

ORM Management Agreement

        The Merger Agreement requires that the ORM Management Agreement must be terminated prior to completion of the Merger. Messrs. Owens and Draper, who serve as members of the ORM Board and as executive officers of ORM, own an interest in the ORM Manager. Two of the ORM executive officers also own an interest in the ORM Manager. The other ORM executive officers are employees of the ORM Manager. The ORM Management Agreement permits the ORM stockholders to terminate the agreement if the holders of a majority of the outstanding shares of ORM Common Stock vote in favor of such termination. The ORM Board has unanimously recommended (with Mr. Owens abstaining) that the ORM stockholders vote in favor of terminating the ORM Management Agreement.

Directors' and Officers' Indemnification and Insurance

        The Merger Agreement generally provides that, from and after the effective time of the Merger, Ready Capital and the surviving entity will indemnify all present and former directors, officers or employees of ORM, or any of its subsidiaries, or those who served at the request of ORM, or any of its subsidiaries, as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, for losses, claims, damages, costs, fines, penalties, expenses, liabilities or judgments or amounts that are based, in whole or in part, on the fact that such person is or was a director, officer or employee of ORM, or any of its subsidiaries, or those who served at the request of ORM, or any of its subsidiaries, as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including, without limitation, the transactions contemplated by the Merger Agreement) to the extent any such person was entitled to be so indemnified by ORM on the date of the Merger Agreement.

        In addition, the Merger Agreement also generally requires Ready Capital and the surviving entity to maintain for a period of six years from the effective time of the Merger, "tail" director and officer liability coverage for the benefit of the directors and officers of ORM and its subsidiaries without reduction of existing coverage under, and having terms not less favorable to the insured persons than, the director and officer liability insurance coverage currently maintained by ORM.

Director Appointments

        Upon Closing, Gilbert E. Nathan, an independent director currently sitting on the ORM Board, will be appointed to the Ready Capital Board and will be entitled to compensation pursuant to Ready Capital's independent director compensation program.

Subservicing Agreement

        Pursuant to the Subservicing Agreement, the ORM Manager will perform certain post-acquisition asset management services for Ready Capital, including services relating to thirteen REO Assets. Pursuant to the Subservicing Agreement, Ready Capital will pay the ORM Manager a subservicing fee of $37,000 per month and, to the extent an REO Asset is sold, a disposition fee ranging from 1.25% to 1.75% of the gross sale price of such REO Asset. The Subservicing Agreement will terminate upon the earlier of 12 months from the effective date of the Subservicing Agreement and the date on which the REO Assets have been sold or liquidated, unless terminated prior to such time by either party for "cause." Certain executive officers of ORM, including Messrs. Owens and Draper, who serve as members of the ORM Board and as executive officers of ORM, own an interest in the ORM Manager. Therefore, ORM stockholders should be aware that directors and executive officers of ORM have an indirect interest in the Merger that may be different from, or in addition to, the interests of ORM stockholders generally and that may present actual or potential conflicts of interests.

Other Agreements

        Ready Capital has entered into consulting agreements with certain executives of ORM and the ORM Manager, including Melina A. Platt as described below, pursuant to which they will provide services to Ready Capital following the Closing. Ready Capital will pay an aggregate of $115,000 for services provided under the consulting agreements. In addition, Ready Capital has agreed with the ORM Manager to make additional payments to the ORM Manager in the aggregate amount of $70,000 if the Closing occurs, which will be paid over to certain employees who remain continuously employed by the ORM Manager through the Closing for services provided in connection with the transition (the "Retention Bonuses"). Mr. Worley will receive $50,000 of such amount as a Retention Bonus. Ready Capital is also in discussions with certain executives and employees of ORM and the ORM Manager to engage them as employees or consultants following Closing.

Consulting Agreement

        On February 8, 2019, Ms. Platt entered into an independent consulting agreement with Ready Capital (the "Consulting Agreement"). Pursuant to the terms of the Consulting Agreement, effective as of the effective time of the Merger, Ms. Platt will provide to Ready Capital consulting services with respect to various financial reporting related work efforts as designated by Ready Capital, including preparation of monthly and quarterly financial statements and coordination with representatives of Ready Capital as requested by Ready Capital. Ready Capital will pay Ms. Platt an aggregate of $60,000 in consideration of her services provided under the Consulting Agreement.

        Ready Capital will pay Ms. Platt for reasonable travel expenses incurred pursuant to the Consulting Agreement subject to approval by Ready Capital. Ms. Platt will be an independent contractor of Ready Capital and nothing in the Consulting Agreement will be construed to create an employer-employee relationship between Ready Capital and Ms. Platt. The term of the Consulting Agreement will commence immediately following the Closing and continue until the earlier of (i) satisfactory completion of the services to be provided by Ms. Platt under the Consulting Agreement and (ii) a date determined solely by Ready Capital. Under the Consulting Agreement, Ms. Platt agreed to hold in strict confidence any confidential information relating to Ready Capital and agreed to use confidential information solely in the course of performing her obligations under the Consulting Agreement.

Merger Related Compensation to ORM's Named Executive Officers

        The information set forth in the table below is intended to comply with Item 402(t) of the SEC's Regulation S-K, which requires disclosure of information about certain compensation for each "named executive officer" of ORM that is based on, or otherwise relates to, the Merger (the "ORM Merger Related Compensation"). As described under "Interests of ORM's Directors and Executive Officers in the Merger" above, Mr. Worley will receive a Retention Bonus and Ms. Platt has entered into the Consulting Agreement with Ready Capital. The ORM Merger Related Compensation payable by Ready Capital to Mr. Worley and Ms. Platt is not subject to a shareholder vote. The table below sets forth the aggregate dollar value of the ORM Merger Related Compensation that Mr. Worley and Ms. Platt would receive that is based, or otherwise relates to, the Merger, assuming the following:

  •
  Mr. Worley remains continuously employed with the ORM Manager through the Closing;

  •
  Ms. Platt performs her obligations under the Consulting Agreement to Ready Capital's satisfaction and the Consulting Agreement is not earlier terminated;

  •
  There are no regulatory restrictions to paying the ORM Merger Related Compensation provided below.

Merger Related Compensation Payable by Ready Capital

	Cash ($)		Equity ($)	Pension/ NQDC ($)	Perquisites/ Benefits ($)	Tax Reimbursement ($)	Other ($)	Total ($)
Daniel J. Worley	50,000	(1)						50,000
Melina A. Platt	60,000	(2)						60,000

(1)
Includes payment of full retention bonus of $50,000 (which amount is paid by Ready Capital to the ORM Manager and paid to Mr. Worley by the ORM Manager).

(2)
Includes payment of $30,000 on the day following the Closing, $15,000 at the preparation of financial statements as required by Ready Capital; and $15,000 at the preparation of the final tax return but does not include any reimbursement owed.

No Merger Related Compensation to Ready Capital's Named Executive Officers

        None of Ready Capital's executive officers will receive any type of "golden parachute" compensation that is based on, or otherwise relates to, the Merger.

Regulatory Approvals Required for the Merger

        Ready Capital and ORM are not aware of any material federal or state regulatory requirements that must be complied with, or approvals that must be obtained, in connection with the Merger or the other transactions contemplated by the Merger Agreement.

Accounting Treatment

        Because both Ready Capital and ORM have significant pre-combination activities, the Merger will be accounted for as a business combination by the Combined Company in accordance with Accounting Standards Codification Topic 805, "Business Combinations," which is referred to as ASC 805. In applying the acquisition method specified by ASC 805, it is necessary to identify the accounting acquirer, which may be different from the legal acquirer. Factors considered in identifying an accounting acquirer include, but are not limited to, the relative size of the merging companies, the relative voting interests of the respective stockholders after consummation of a merger, and the composition of senior management and the board after consummation of a merger. Based upon consideration of those factors, Ready Capital has been designated as the accounting acquirer, resulting in an acquisition of ORM. The assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of ORM will be recorded at their respective fair values at the date of the Merger. The consideration transferred in a business combination is typically measured by reference to the fair value of equity issued or other assets transferred by the accounting acquirer. Accordingly, the fair value of the consideration transferred will be measured based on the number of shares of common stock Ready Capital issues to the stockholders of ORM multiplied by the closing price of Ready Capital Common Stock on the day immediately preceding the Merger. If the fair value of the consideration transferred exceeds the fair value of the net assets and liabilities acquired, the excess will be recorded as goodwill. Alternatively, if the fair value of the net assets and liabilities acquired exceeds the fair value of consideration transferred, the transaction could result in a bargain purchase gain. Consolidated financial statements of the Combined Company issued after the Merger will reflect these fair value adjustments and the combined results of operations subsequent to the effective date of the Merger. Because Ready Capital is designated as the accounting acquirer, its historical financial statements will become the historical financial statements of the Combined Company upon consummation of the Merger.

Appraisal Rights

        Neither holders of Ready Capital Common Stock nor holders of ORM Common Stock will be entitled to appraisal rights in the Merger.

Exchange of Shares of Stock in the Merger

        Ready Capital has appointed Computershare, Inc. to act as the exchange agent for the exchange of ORM Common Stock for the merger consideration.

        Prior to the effective time of the Merger, Ready Capital or Merger Sub will deposit or cause to be deposited with the exchange agent the number of shares of Ready Capital Common Stock issuable to the holders of ORM Common Stock. Ready Capital will, from time to time as needed, deposit with the exchange agent cash in an aggregate amount sufficient to pay any dividends or other distributions and any payments in lieu of fractional shares.

        As soon as practicable after the effective time of the Merger, but in no event more than two business days after the Closing, Ready Capital will cause the exchange agent to mail or otherwise deliver a letter of transmittal to each holder of record of shares of ORM Common Stock converted pursuant to the Merger Agreement. The letter of transmittal will advise the holder of the effectiveness of the Merger and the conversion of the holder's ORM Common Stock into the right to receive the merger consideration and specify that delivery will be effected, and risk of loss and title to the shares of ORM Common Stock will pass, upon proper delivery of such certificate (or affidavit of loss in lieu of the certificate) to the exchange agent, or in the case of uncertificated shares, upon adherence to the procedures set forth in the letter of transmittal, and will provide instructions for use in effecting the surrender of share certificates, or in the case of uncertificated shares, the surrender of such shares, in exchange for payment of the merger consideration.

        Upon the delivery of a certificate (or affidavit of loss) to the exchange agent, the holder of such certificate will receive the number of whole shares (which shares will be in uncertificated book-entry from unless a physical certificate is requested by such holder) of Ready Capital Common Stock and any cash in lieu of fractional shares and any dividends and other distributions in respect of the Ready Capital Common Stock to be issued or paid (after giving effect to any required tax withholdings). Surrendered share certificates will be cancelled and no interest will be paid or accrue on any cash.

        For holders of uncertificated shares of ORM Common Stock, upon surrender of such uncertificated shares, Ready Capital will cause the exchange agent to issue to each holder of uncertificated shares the number of whole shares of Ready Capital Common Stock (which shares will be in uncertificated book-entry from unless a physical certificate is requested by such holder) and any cash in lieu of fractional shares and any dividends and other distributions in respect of the Ready Capital Common Stock to be issued or paid (after giving effect to any required tax withholdings). No interest will be paid or accrued on the applicable merger consideration.

        Ready Capital stockholders need not take any action with respect to their share certificates or book-entry shares.

Dividends

        Ready Capital pays regular quarterly dividend distributions to its stockholders. All dividend distributions are authorized by the Ready Capital Board, in its sole discretion, and depend on such items as Ready Capital REIT taxable earnings, financial condition, maintenance of its REIT status, and other factors that the Ready Capital Board may deem relevant from time to time. Holders of Ready Capital Common Stock share proportionally on a per share basis in all declared dividends on Ready Capital Common Stock. Ready Capital currently intends to pay quarterly dividends and distribute to its stockholders as dividends which will allow Ready Capital to satisfy the requirements to qualify as a REIT and generally not be subject to U.S. federal income tax on its undistributed income. ORM currently pays a quarterly dividend on shares of ORM Common Stock of $0.20 per share.

        Each of Ready Capital and ORM plans to continue its current dividend policy until the Closing. Pursuant to the Merger Agreement, prior to the date of Closing each of ORM and Ready Capital will declare an interim dividend to their respective holders. The per share dividend payable by ORM will be an amount up to (i) the per share amount of ORM's then-most recent quarterly dividend, prorated for the number of days between the record date of ORM's last dividend, plus (ii) the quotient, whether positive or negative, of (A) (y) $4,500,000 minus (z) the amount certain transaction expenses incurred by ORM, divided by (B) the number of shares of ORM Common Stock outstanding on the record date, plus (iii) and the ORM Additional Dividend Amount. The per share dividend payable by Ready Capital will be an amount up to (i) the per share amount of Ready Capital's then-most recent quarterly dividend, prorated for the number of days between the record date of Ready Capital's last dividend, plus (ii) any additional per share amount equal to the ORM Additional Dividend Amount, if any, on a per share basis, divided by the Exchange Ratio. The payment date for each respective interim dividend will be the close of business on the last business day prior to the date of Closing, subject to funds being legally available therefor, and the record date for which will be three business days before the payment date for ORM stockholders, and the payment date for Ready Capital stockholders.

        In addition, the Merger Agreement permits Ready Capital to continue to pay regular quarterly dividends with respect to the Ready Capital Common Stock and the Ready Capital OP Units, regular quarterly dividends payable with respect to any Ready Capital preferred stock and preferred stock of Ready Capital Subsidiary REIT I, LLC consistent with past practice and the terms of such preferred stock, dividends or distributions required by the organizational documents of Ready Capital or any of its subsidiaries, and any distribution that is reasonably necessary to maintain its REIT qualification under the Code and avoid or reduce the imposition of any corporate level tax or excise tax under the Code The Merger Agreement permits ORM to continue to pay regular quarterly dividends, dividends or distributions required by the organizational documents of ORM or any of its subsidiaries and any distribution that is reasonably necessary to maintain its REIT qualification under the Code and avoid or reduce the imposition of any corporate level tax or excise tax under the Code.

        Following the Closing, Ready Capital expects the Combined Company will continue Ready Capital's current dividend policy for stockholders, subject to the discretion and authorization of the Ready Capital Board, which reserves the right to change the dividend policy of the Combined Company at any time and for any reason. See "Risk Factors—Risks Related to the Combined Company Following the Merger" on page 43.

Listing of Shares of Stock

        It is a condition to the completion of the Merger that the shares of Ready Capital Common Stock issuable in connection with the Merger be approved for listing on the NYSE, subject to official notice of issuance.

Deregistration of ORM Common Stock

        After the Merger is completed, the ORM Common Stock will no longer be listed on the NYSE American and will be deregistered under the Exchange Act.

Subservicing Agreement

        In connection with the Merger, the ORM Manager and Ready Capital entered into the Subservicing Agreement, effective as of effective time of the Merger, pursuant to which the ORM Manager will perform certain post-acquisition asset management services for Ready Capital, including services relating to thirteen REO Assets. Pursuant to the Subservicing Agreement, Ready Capital will pay the ORM Manager a subservicing fee of $37,000 per month and, to the extent an REO Asset is sold, a disposition fee ranging from 1.25% to 1.75% of the gross sale price of such REO Asset.

        Pursuant to the Subservicing Agreement, the ORM Manager will act as an agent, representative and independent contractor of Ready Capital to, among other things, (i) preserve and enhance zoning and related entitlements, (ii) provide cash basis accounting with respect to the assets, (iii) prepare property-level operating budgets subject to approval by Ready Capital, (iv) prepare monthly reconciliation of operating results to the budget, (v) monitor real estate tax payment obligations with respect to the applicable assets, (vi) oversee disposition of such assets and (vii) cooperate with Ready Capital to provide an orderly administrative transition of the covered assets to Ready Capital, subject to certain limitations on the ORM Manager's authority.

        The Subservicing Agreement will terminate upon the earliest of (i) 12 months from the effective date of the Subservicing Agreement, (ii) the date Ready Capital or the ORM Manager terminates the

Subservicing Agreement for "cause" in accordance with the terms thereof or (iii) the date all applicable assets have been liquidated or sold. Ready Capital may also terminate the Subservicing Agreement without "cause" upon ninety days' written notice to the ORM Manager upon payment of any accrued and unpaid subservicing fee and disposition fee (including for the disposition of an applicable asset that closes within 6 months of such termination).

        Ready Capital will reimburse the ORM Manager for any approved and reasonable third-party out-of-pocket expenses incurred by the ORM Manager pursuant to the Subservicing Agreement. Each party will indemnify, defend or hold harmless the other party and its affiliates, shareholders, members, managers, officers, directors, agents, representatives and employees for certain liabilities arising out of the Subservicing Agreement.

Litigation Relating to the Merger

        A purported class action lawsuit has been filed by an individual who claims to be a stockholder of ORM. The lawsuit, Richard Scarantino v. Owens Realty Mortgage,  Inc., et al., was filed in the Circuit Court for Baltimore City, Maryland on February 8, 2019. It names ORM, its directors and Ready Capital as defendants. The plaintiff alleges that the ORM directors breached their fiduciary duties because, according to the plaintiff, the consideration to be received by ORM's shareholders in the Merger "appears inadequate," some financial and other disclosures to ORM's stockholders regarding the Merger are deficient, and the terms of the Merger Agreement have precluded other bidders from making competing offers for ORM. The plaintiff seeks, among other things: injunctive relief preventing the defendants from proceeding with, consummating, or closing the Merger; rescission of the Merger or rescissory damages if the Merger is consummated prior to entry of final judgment by the court; an accounting of any damages suffered as a result of the wrongdoing he alleges; and litigation costs (including attorneys' and expert fees and expenses). Ready Capital and ORM believe the claims asserted in the Scarantino Lawsuit are without merit.

 THE MERGER AGREEMENT

        The following is a summary of the material terms of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. The summary of the material terms of the Merger Agreement below and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this joint proxy statement/prospectus as Annex A and is incorporated by reference into this joint proxy statement/prospectus. You are urged to read the Merger Agreement carefully and in its entirety because it, and not the description below or elsewhere in this joint proxy statement/prospectus, is the legal document that governs the Merger.

        The Merger Agreement has been included in this joint proxy statement/prospectus to provide you with information regarding the terms of the Merger. It is not intended to provide you with any other factual or financial information about Ready Capital or ORM or any of their respective affiliates or businesses. Information about Ready Capital and ORM can be found elsewhere in this joint proxy statement/prospectus and in the other filings each of Ready Capital and ORM has made with the SEC, which are available without charge at http://www.sec.gov. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 225.

The Merger

        The Merger Agreement provides for the Merger of ORM with and into Merger Sub, a wholly-owned subsidiary of Ready Capital. At the effective time of the Merger, the separate corporate existence of ORM will cease and Merger Sub will continue as the surviving company as an indirect, wholly-owned subsidiary of Ready Capital.

Closing; Effective Time of the Merger

        The Closing will take place at 9:00 a.m., New York, New York time, on a date that is two business days after satisfaction or waiver of the Closing conditions in the Merger Agreement, which are described under "Conditions to Complete the Merger" beginning on page 147 (other than those conditions that by their terms are required to be satisfied or waived on the date of Closing, but subject to the satisfaction or waiver of such conditions) at the offices of Vinson & Elkins L.L.P., 2200 Pennsylvania Avenue N.W., Suite 500 West, Washington, DC 20037 or such other place as the parties may agree to in writing.

        The Merger will become effective upon such time as the articles of merger for the Merger have been accepted for record by the Maryland State Department of Assessments and Taxation (the "SDAT"), or such later date (not to exceed 30 days after the articles of merger are accepted for record by the aforementioned department) and time which the parties will have agreed upon and designated in such articles of merger as the effective time of the Merger.

Organizational Documents

        At the effective time of the Merger, the organizational documents of Merger Sub in effect immediately prior to the effective time of the Merger will be the organizational documents of the surviving company.

Consideration for the Merger

        Pursuant to the terms of the Merger Agreement, at the Merger effective time:

  •
  each share of ORM Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares of ORM Common Stock held by Ready Capital, Merger Sub or by any wholly-owned subsidiary of Ready Capital, Merger Sub or ORM, which will automatically be cancelled and retired and cease to exist as of the effective time, and no consideration will be delivered or deliverable in exchange therefor) will be converted into the right to receive 1.441 shares of the Ready Capital Common Stock, subject to adjustment provided below in accordance with the Merger Agreement. The base Exchange Ratio of 1.441 will not be adjusted if, on the Determination Date, the ORM Book Value Per Share is equal to or greater than $21.86 and the Ready Capital Book Value Per Share is equal to or greater than $16.63. However, if, on the Determination Date, the ORM Book Value Per Share is less than $21.86 or the Ready Capital Book Value Per Share is less than $16.63, the Exchange Ratio will be adjusted and calculated as follows: Exchange Ratio = 1.441 × (ORM Book Value Per Share on Determination Date / $22.54) × ($17.14 / Ready Capital Book Value Per Share on the Determination Date). For the purposes of this paragraph, the following terms have the following meanings:

    •
    "Minimum Distribution Dividend" means such amount, if any, with respect to any taxable year of ORM ending on or prior to the date of the Closing, which is required to be paid by ORM prior to the effective time of the Merger to (a) satisfy the distribution requirements set forth in Section 857(a) of the Code and (b) avoid, to the extent possible, the imposition of income tax under Section 857(b) of the Code and the imposition of excise tax under Section 4981 of the Code;

    •
    "ORM Additional Dividend Amount" means any additional dividend payment prior to the Closing deemed necessary to satisfy the Minimum Distribution Dividend;

    •
    "ORM Book Value Per Share" means, as of any date, ORM's consolidated common stockholders' equity on that date, divided by the sum of (i) the number of shares of ORM Common Stock issued and outstanding, plus (ii) the number of shares of ORM Common Stock issuable on the exercise of options, warrants and other similar rights, in each case as determined in accordance with GAAP applied in a manner consistent with the principles, policies and methodologies used in the preparation of ORM's audited financial statements, after (i) giving pro forma effect to any ORM Additional Dividend Amount and any other dividend or distribution on the shares of ORM Common Stock for which the record date will be before the effective time of the Merger and (ii) deducting from stockholders' equity the amount of all net gains (if any) realized on any sale after September 30, 2018 of assets previously held by ORM or its subsidiaries as "real estate owned" or "REO," such calculation of ORM Book Value Per Share being and certified by ORM's chief executive officer and chief financial officer; provided, however, that ORM Book Value Per Share will be increased by the aggregate amount of ORM Transaction Expenses, up to $4,500,000, accrued or paid prior to or as of the Determination Date to the extent such ORM Transaction Expenses were taken into account as a reduction in the ORM's total consolidated common stockholders' equity referred to above;

    •
    "ORM Transaction Expenses" means the cumulative fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement, including the Merger, for services rendered to ORM for the ORM Special Committee's financial and legal advisers, financial printer, transfer agent and virtual data room provider;

    •
    "Ready Capital Book Value Per Share" means, as of any date, Ready Capital's total consolidated common stockholders' equity on that date, divided by the sum of (i) the number of shares of Ready Capital Common Stock issued and outstanding on that date, plus (ii) the number of shares of Ready Capital Common Stock issuable on the exercise of options, warrants and other similar rights, in each case as determined in accordance with GAAP applied in a manner consistent with the principles, policies and methodologies used in the preparation of Ready Capital's audited financial statements, after giving pro forma effect to any dividend or distribution on the shares of Ready Capital Common Stock for which the record date will be before the effective time of the Merger, and certified by Ready Capital's chief executive officer and chief financial officer, provided, however, that Ready Capital Book Value Per Share shall be increased by the aggregate amount of Ready Capital Transaction Expenses, up to $4,500,000, accrued or paid prior to or as of the Determination Date to the extent such Ready Capital Transaction Expenses were taken into account as a reduction in Ready Capital's total consolidated common stockholders' equity referred to above; and

    •
    "Ready Capital Transaction Expenses" means the cumulative fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement, including the Merger, for services rendered to Ready Capital for Ready Capital's financial and legal advisers, financial printer, transfer agent and virtual data room provider.

        No certificates or scrips representing fractional shares of Ready Capital Common Stock will be issued with respect to the Merger, and such fractional interests will not entitle the owner thereof to vote or to any other rights as a holder of such interests. Each holder of ORM Common Stock who would otherwise have been entitled to receive a fraction of a share of Ready Capital Common Stock will be entitled to receive, in lieu thereof, cash, without interest, in an amount equal to such fractional part of a share of Ready Capital Common Stock, multiplied by the volume weighted average price of Ready Capital Common Stock for the five consecutive trading days immediately prior to the date of the Closing as reported by Bloomberg L.P.

Tax Withholding

        Payment of the merger consideration under the Merger Agreement is subject to applicable withholding requirements.

No Rights of Objection or Appraisal

        Neither holders of Ready Capital Common Stock nor holders of ORM Common Stock will be entitled to appraisal rights in the Merger.

Exchange Procedures

        Ready Capital has appointed Computershare, Inc. to act as the exchange agent for the exchange of ORM Common Stock for the merger consideration for shares of Ready Capital Common Stock.

        Prior to the effective time of the Merger, Ready Capital or Merger Sub will deposit or cause to be deposited with the exchange agent the number of shares of Ready Capital Common Stock issuable to the holders of ORM Common Stock. Ready Capital will, from time to time as needed, deposit with the exchange agent cash in an aggregate amount sufficient to pay any dividends or other distributions and any payments in lieu of fractional shares.

        As soon as practicable after the effective time of the Merger, but in no event more than two business days after the Closing Date, Ready Capital will cause the exchange agent to mail or otherwise deliver a letter of transmittal to each holder of record of shares of ORM Common Stock converted pursuant to the Merger Agreement. The letter of transmittal will advise the holder of the effectiveness of the Merger and the conversion of the holder's ORM Common Stock into the right to receive the merger consideration and specify that delivery will be effected, and risk of loss and title to the shares of ORM Common Stock will pass, upon proper delivery of such certificate (or affidavit of loss in lieu of the certificate) to the exchange agent, or in the case of uncertificated shares, upon adherence to the procedures set forth in the letter of transmittal, and will provide instructions for use in effecting the surrender of share certificates, or in the case of uncertificated shares, the surrender of such shares, in exchange for payment of the merger consideration.

        Upon the delivery of a certificate (or affidavit of loss) to the exchange agent, the holder of such certificate will receive the number of whole shares (which shares will be in uncertificated book-entry from unless a physical certificate is requested by such holder) of Ready Capital Common Stock and any cash in lieu of fractional shares and any dividends and other distributions in respect of the Ready Capital Common Stock to be issued or paid (after giving effect to any required tax withholdings). Surrendered share certificates will be cancelled and no interest will be paid or accrue on any cash.

        For holders of uncertificated shares of ORM Common Stock, upon surrender of such uncertificated shares, Ready Capital will cause the exchange agent to issue to each holder of uncertificated shares the number of whole shares of Ready Capital Common Stock (which shares will be in uncertificated book-entry from unless a physical certificate is requested by such holder) and any cash in lieu of fractional shares and any dividends and other distributions in respect of the Ready Capital Common Stock to be issued or paid (after giving effect to any required tax withholdings). No interest will be paid or accrued on the applicable merger consideration.

Representations and Warranties

        The Merger Agreement contains representations and warranties of each of the parties to the Merger Agreement to the other parties. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important confidential disclosures and qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Accordingly, neither Ready Capital stockholders nor ORM stockholders should rely on representations and warranties as characterizations of the actual state of facts or circumstances, and they should bear in mind that the representations and warranties were made solely for the benefit of the parties to the Merger Agreement, were negotiated for purposes of allocating contractual risk among the parties to the Merger Agreement rather than to establish matters as facts, and may be subject to contractual standards of materiality that are different from those generally applicable to equityholders. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in public disclosures by Ready Capital and ORM. This description of the representations and warranties is included to provide Ready Capital stockholders and ORM stockholders with information regarding the terms of the Merger Agreement.

        In the Merger Agreement, ORM made representations and warranties relating to, among other things:

  •
  due organization, valid existence, and where relevant, good standing, and power and authority of ORM to own, lease and, to the extent applicable, operate its properties, own its assets and to carry on its business as conducted as of the signing date;

  •
  due organization, valid existence, and where relevant, good standing, and power and authority of ORM's subsidiaries to own, lease and, to the extent applicable, operate their properties, own their assets and carry on their businesses as conducted as of the signing date;

  •
  capital structure and capitalization of ORM and ORM's subsidiaries;

  •
  matters relating to the payment of dividends authorized or declared by ORM and ORM subsidiaries;

  •
  corporate power and authority to enter into the Merger Agreement and to perform ORM's obligations thereunder, and subject to ORM stockholder approval and the acceptance for record by the SDAT of the articles of merger, complete the Merger and the other transactions contemplated by the Merger Agreement;

  •
  enforceability of the Merger Agreement against ORM;

  •
  approval by the ORM Board of the Merger Agreement;

  •
  absence of conflicts with, or violations or contraventions of ORM's organizational documents and any applicable laws, or violations, defaults or acceleration of any material obligation or loss of material benefit under certain contracts applicable to ORM or any of its subsidiaries;

  •
  consents, approvals, or filings with governmental authorities required in connection with executing and delivering the Merger Agreement or the consummation of the Merger;

  •
  ORM's SEC filings since December 31, 2016, financial statements, internal controls, SEC correspondence and accounting or auditing practices and the statements and documents contained therein;

  •
  absence of any material adverse effect, as defined below under the "Material Adverse Effect" section, on ORM and certain other changes, developments and events since January 1, 2018 through the date of the Merger Agreement;

  •
  ORM and ORM's subsidiaries conducting their business in the ordinary course of business in all material respects;

  •
  material liabilities affecting ORM and ORM's subsidiaries;

  •
  the accuracy of the information contained in this joint proxy statement/prospectus and supplied by ORM for inclusion or incorporation by reference in this joint proxy statement/prospectus or the registration statement on Form S-4 pursuant to which the shares of Ready Capital Common Stock issued under the Merger Agreement are registered;

  •
  ORM's and each ORM subsidiary's compliance with applicable laws since December 31, 2017 and obtaining all necessary permits;

  •
  ORM's employee benefit plans and other labor and employment matters affecting ORM subsidiaries;

  •
  tax matters affecting ORM and ORM subsidiaries;

  •
  absence of certain proceedings, judgments or orders of any governmental entity or arbitrator against ORM or any ORM subsidiary that would reasonably be expected to have a material adverse effect;

  •
  intellectual property matters affecting ORM and ORM subsidiaries;

  •
  real property owned or leased by ORM and ORM subsidiaries;

  •
  loans, notes, deeds of trust, mortgages and certain files related thereto affecting ORM and ORM subsidiaries;

  •
  the material contracts of ORM and ORM subsidiaries, the enforceability of such material contracts on ORM and ORM subsidiaries (as applicable) and the absence of notice of any violations or defaults under, any such material contract;

  •
  insurance policy matters affecting ORM and ORM subsidiaries;

  •
  receipt by the ORM Special Committee of an opinion from its financial advisor;

  •
  absence of any undisclosed broker's, finder's or other similar fees;

  •
  the ORM Board's actions to render any applicable takeover statutes inapplicable to the Merger;

  •
  certain matters relating to the 1940 Act; and

  •
  absence and disclaimer of any other representations or warranties made by ORM.

        In the Merger Agreement, Ready Capital and Merger Sub made representations and warranties relating to, among other things:

  •
  due organization, valid existence, and where relevant, good standing and power and authority of Ready Capital and Merger Sub to own, lease and, to the extent applicable, operate its properties, own its assets and to carry on its business as conducted as of the signing date;

  •
  due organization, valid existence and where relevant, good standing and power and authority of Ready Capital's subsidiaries to own, lease and, to the extent applicable, operate their properties, own its assets and carry on their businesses as conducted as of the singing date;

  •
  capital structure and capitalization of Ready Capital, Merger Sub and Ready Capital's other subsidiaries;

  •
  matters relating to the payment of dividends authorized or declared by Ready Capital and Ready Capital's subsidiaries;

  •
  corporate power and authority to enter into the Merger Agreement and to perform Ready Capital's obligations thereunder, and subject to Ready Capital stockholder approval of the Ready Capital Common Stock Issuance Proposal and the acceptance for record of the articles of merger, consummate the Merger and the other transactions contemplated by the Merger Agreement;

  •
  enforceability of the Merger Agreement against Ready Capital and Merger Sub;

  •
  approval by the Ready Capital Board of the Merger Agreement;

  •
  absence of conflicts with, or violations or contraventions of, Ready Capital's and Merger Sub's organizational documents an any applicable laws, or violations, defaults or acceleration of any material obligation or loss of material benefit under certain contracts applicable to Ready Capital or any its subsidiaries;

  •
  consents, approvals, or filings with governmental authorities required in connection with executing and delivering the Merger Agreement or the consummation of the Merger;

  •
  Ready Capital's SEC filings since December 31, 2016, financial statements, internal controls, SEC correspondence and accounting or auditing practices and the statements and documents contained therein;

  •
  absence of any material adverse effect, as defined below under the "Material Adverse Effect" section, on Ready Capital and certain other changes, developments and events since January 1, 2018 through the date of the Merger Agreement;

  •
  Ready Capital and Ready Capital's subsidiaries conducting their business in the ordinary course of business in all material respects;

  •
  material liabilities affecting Ready Capital and Ready Capital's subsidiaries;

  •
  the accuracy of the information contained in this joint proxy statement/prospectus and supplied by Ready Capital for inclusion or incorporation by reference in this joint proxy statement/prospectus or the registration statement on Form S-4 pursuant to which the shares of Ready Capital Common Stock issued under the Merger Agreement are registered;

  •
  Ready Capital's, Merger Sub's and each other Ready Capital subsidiary's compliance with applicable laws since December 31, 2017 and necessary permits;

  •
  Ready Capital's employee benefit plans and other employment matters affecting Ready Capital and Ready Capital's subsidiaries;

  •
  tax matters affecting Ready Capital and each Ready Capital subsidiary;

  •
  absence certain proceedings, judgments or orders of any governmental entity or arbitrator against Ready Capital or any Ready Capital subsidiary by or before any governmental authority that would reasonably be expected to have a material adverse effect;

  •
  intellectual property matters affecting Ready Capital and Ready Capital's subsidiaries;

  •
  real property owned or leased by Ready Capital or any Ready Capital subsidiary;

  •
  the material contracts of Ready Capital and Ready Capital's subsidiaries, the enforceability of such material contracts against Ready Capital and any Ready Capital subsidiary party to such contract and the absence of notice of any violations or defaults under, any such material contract;

  •
  receipt by the Ready Capital Board of an opinion from Ready Capital's financial advisor;

  •
  absence of any undisclosed broker's, finder's or other similar fees;

  •
  the Ready Capital Board's actions to render any takeover statutes inapplicable to the Merger;

  •
  certain matters relating to the 1940 Act;

  •
  the ownership of ORM equity, or any right to acquire such ownership of equity by Ready Capital, Ready Capital's affiliates and Ready Capital's associates;

  •
  ownership and prior activities of Merger Sub; and

  •
  absence and disclaimer of any other representations or warranties made by Ready Capital or Merger Sub.

        The representations and warranties of all the parties to the Merger Agreement will expire upon the effective time of the Merger.

Material Adverse Effect

        Many of the representations of the parties to the Merger Agreement are qualified by a "material adverse effect" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect). For the purposes of the Merger Agreement, "material adverse effect" means any fact, occurrence, state of fact, effect, change, event or development that, individually or in the aggregate, materially adversely effects (a) the financial condition, business, assets, properties or results of operations of Ready Capital or ORM, as applicable, taken as a whole, or (b) the ability of the applicable parties to consummate the Merger, except that for purposes of clause (a) none of the following shall be taken into account when determining whether a material adverse effect has occurred or may, would or could occur:

  •
  general economic conditions (or changes in such conditions) or conditions in the global economy generally;

  •
  conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets, including (i) changes in interest rates and changes in exchange rates for the currencies of any countries and (ii) any suspension of trading in securities

    (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

  •
  conditions (or changes in such conditions) in any industry or industries in which Ready Capital or ORM operates (including changes in general market rates and prices, changes in commercial lending rates or borrowing rates, changes in real estate values in the markets in which the person owns an interest in properties, and regulatory changes affecting the industry);

  •
  political conditions (or changes in such conditions) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism);

  •
  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, other natural disasters or other weather conditions;

  •
  the announcement of the Merger Agreement or the pendency or consummation of the transactions contemplated thereby;

  •
  any actions taken or failure to take action, in each case, at the written request of another party to the Merger Agreement;

  •
  compliance with the terms of, or the taking of any action expressly permitted or required by, the Merger Agreement;

  •
  the failure to take any action prohibited by the Merger Agreement;

  •
  changes in law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof) or that result from any action taken for purposes of complying with any of the foregoing;

  •
  any changes in Ready Capital stock price, dividends or the trading volume of Ready Capital Common Stock, or any failure by Ready Capital to meet any analysts' estimates or expectations of Ready Capital's revenue, earnings or other financial performance or results of operations for any period, or any failure by Ready Capital or any of its subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such changes or failures may constitute, or be taken into account in determining whether there has been or will be, a material adverse effect);

  •
  any changes in ORM Common Stock price, dividends or the trading volume of ORM stock, or any failure by ORM to meet any analysts' estimates or expectations of ORM's revenue, earnings or other financial performance or results of operations for any period, or any failure by ORM or any of its subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such changes or failures may constitute, or be taken into account in determining whether there has been or will be, a material adverse effect); or

  •
  any proceedings made or brought by any of the current or former stockholders of Ready Capital or ORM (on their own behalf or on behalf of Ready Capital or ORM) against ORM, Ready Capital, Merger Sub or any of their directors or officers, arising out of the Merger or in connection with any other transactions contemplated by the Merger Agreement, except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the first, second, third, fourth and fifth bullet points above disproportionately adversely affect the applicable party and its subsidiaries, taken as a whole, as compared to other participants that conduct business in the regions in the world and in the industries in which the applicable party and its subsidiaries conduct business (in which case, the incremental adverse effects (if any) will be taken into account when determining whether a material adverse effect has occurred or may, would or could occur solely to the extent they are disproportionate).

Conduct of Business by ORM Pending the Merger

        Under the Merger Agreement, ORM has agreed that, except (a) as disclosed in ORM's disclosure letter, (b) as expressly permitted or required by the Merger Agreement, (c) as may be required by applicable law or (d) as otherwise consented to by Ready Capital in writing, between the date of the Merger Agreement and the earlier to occur of the effective time of the Merger and the date, if any, on which the Merger Agreement is terminated (the "Interim Period"), (i) will maintain its status as a REIT and (ii) will, and will cause each of the ORM subsidiaries to, use commercially reasonable efforts to conduct its businesses in all material respects in the ordinary course.

        ORM has also agreed that, except (a) as disclosed in ORM's disclosure letter, (b) as permitted or required by the Merger Agreement, (c) as may be required by applicable law or (d) as otherwise consented to by Ready Capital in writing (which consent, in certain instances, will not be unreasonably withheld, delayed or conditioned), during the Interim Period, ORM will not, and will not cause or permit any ORM subsidiary to, among other things:

  •
  declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, property or otherwise) with respect to outstanding shares of capital stock of, or other equity interests in, ORM or any ORM subsidiary, except for:

  •
  dividends or distributions required by the organizational documents of ORM or any ORM subsidiaries,

  •
  regular quarterly dividends payable with respect to shares of ORM Common Stock consistent with past practice,

  •
  dividends or other distributions to ORM by any directly or indirectly wholly-owned subsidiary of ORM;

  •
  any dividends or other distributions necessary for ORM to maintain its status as a REIT under the Code and avoid or reduce the imposition of corporate level tax or excise tax under the Code, or

  •
  any dividend to the extent declared and paid in accordance with the Merger Agreement;

  •
  split, combine or reclassify any capital stock of or other equity interests in, ORM or any ORM subsidiary (other than for transactions by a wholly-owned subsidiary of ORM);

  •
  purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, ORM, except as required by the terms of any capital stock or equity interest of ORM or any of its subsidiaries, in each case, existing as of the date of the Merger Agreement;

  •
  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, ORM or any of its subsidiaries or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such capital stock or equity interests other than shares of capital stock issued as a dividend made in accordance with the Merger Agreement;

  •
  amend the organizational documents of ORM (or such equivalent organizational or governing documents of any other ORM subsidiary);

  •
  merge, consolidate, combine or amalgamate with any person other than another wholly-owned subsidiary of ORM, or acquire or agree to acquire (including by merging or consolidating with,

    purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof;

  •
  sell or otherwise dispose of, or agree to sell or otherwise dispose of, any asset or property that is held as "real estate owned" or "REO," or any other ORM's asset or property subject to certain exceptions as specified in the Merger Agreement;

  •
  adopt a plan of complete or partial liquidation or dissolution of ORM or any of its subsidiaries;

  •
  change in any material respect ORM's accounting principles, practices or methods that materially affect the consolidated assets, liabilities or results of operations of ORM or any ORM subsidiary, except as required by GAAP or applicable law;

  •
  subject to certain exceptions as specified in the Merger Agreement, make or change any material tax election, adopt or change any material tax accounting period or material method of tax accounting, file any amended tax return if the filing of such amended tax return would result in a material increase in the taxes payable by ORM or any of its subsidiaries, settle or compromise any material liability for taxes or any tax audit or other proceeding relating to a material amount of taxes, enter into any Closing or similar agreement with any tax authority, surrender any right to claim a material refund of taxes, or, agree to any extension or waiver of the statute of limitations with respect to a material amount of taxes;

  •
  grant any increase in the compensation payable or to become payable to any of ORM's directors, executive officers or key employees except as required by applicable law, subject to certain exceptions as specified in the Merger Agreement;

  •
  establish any material employee benefit plan which was not in existence prior to the date of the Merger Agreement, or amend any such plan or arrangement in existence on the date of the Merger Agreement, subject to certain exceptions as specified in the Merger Agreement;

  •
  enter into certain contracts, except as would not prevent or materially delay the consummation of the Merger and is terminable without penalty on not more than 90 days' notice, or modify, amend, terminate or assign, or waive or assign any rights under, certain contracts in any material respect, in each case, subject to certain exceptions as specified in the Merger Agreement.

  •
  settle or offer or propose to settle, any proceeding (excluding any audit, claim or other proceeding in respect of taxes) involving (i) and award of injunctive or other equitable relief against ORM or any of its subsidiaries, (ii) any admission of wrongdoing by ORM or any of its subsidiaries or (iii) a payment or other transfer of value by ORM or any of its subsidiaries exceeding $1,000,000 individually, or $5,000,000 in the aggregate, other than (i) the settlement of any proceeding reflected or reserved against on the balance sheet of ORM (or in the notes thereto), (ii) that would not reasonably be expected to restrict the operations of ORM and its subsidiaries or (iii) in connection with any stockholder litigation against ORM and/or its officers and directors relating to the Merger Agreement, the Merger and/or the other transactions contemplated by the Merger;

  •
  take any action, or fail to take any action, which action or failure could reasonably be expected to cause ORM to fail to qualify as a REIT or any of its subsidiaries to cease to be treated as any of (i) a partnership or disregarded entity for U.S. federal income tax purposes or (ii) a "Qualified REIT Subsidiary" or a "Taxable REIT Subsidiary" as such terms are defined in the applicable provisions of the Code, as the case may be;

  •
  take any action, or fail to take any action, which action or failure could reasonably be expected to prevent or impede the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

  •
  other than in the ordinary course of business consistent with past practice, incur, create, assume, refinance, replace or prepay in any material respects the terms of any indebtedness or any derivative financial instruments or arrangements, or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), subject to certain exceptions as specified in the Merger Agreement;

  •
  take any action, or fail to take any action, which action or failure would be inconsistent with the requirements specified in the Merger Agreement or would reasonably be expected to cause ORM or any of the subsidiaries of ORM to be required to be registered as an investment company under the 1940 Act; or

  •
  agree to take any action with respect to any of the foregoing.

Conduct of Business by Ready Capital Pending the Merger

        Under the Merger Agreement, Ready Capital agreed that, except (a) as disclosed in Ready Capital's disclosure letter, (b) as expressly permitted or required by the Merger Agreement, (c) as may be required by applicable law or (d) as otherwise consented to by ORM in writing (which consent will not be unreasonably withheld, delayed or conditioned), during the Interim Period it (i) will maintain its status as a corporation taxed as a REIT and (ii) it will, and will cause its subsidiaries to, use commercially reasonable efforts to conduct its businesses in all material respects in the ordinary course.

        Ready Capital also agreed that, except (a) as disclosed in Ready Capital's disclosure letter, (b) as permitted or required by the Merger Agreement, (c) as may be required by applicable law or (d) as otherwise consented to by ORM in writing (which consent, in certain instances, will not be unreasonably withheld, delayed or conditioned), during the Interim Period, Ready Capital will not, and will not cause or permit any Ready Capital subsidiary to, among other things:

  •
  declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, property or otherwise) with respect to any outstanding shares of capital stock of, or other equity interests in, Ready Capital or any of its subsidiaries, except for:

  •
  dividends or distributions required by the organizational documents of Ready Capital or any of its subsidiaries;

  •
  regular quarterly dividends payable with respect to shares of Ready Capital Common Stock and Ready Capital OP Units consistent with past practice,

  •
  regular quarterly dividends payable with respect to shares of Ready Capital preferred stock and preferred stock of Ready Capital Subsidiary REIT I, LLC consistent with past practice and in accordance with the terms of such stock,

  •
  dividends or other distributions to Ready Capital by any directly or indirectly wholly-owned subsidiary of Ready Capital or the Ready Capital Operating Partnership, and by Ready Capital Subsidiary I, LLC,

  •
  any dividends or other distributions necessary for Ready Capital or any of its subsidiaries that qualifies as a REIT to maintain its status as a REIT under the Code and avoid or reduce the imposition of corporate level tax or excise tax under the Code, or

  •
  any dividend to the extent authorized, declared and paid in accordance with the Merger Agreement;

  •
  split, combine or reclassify any capital stock of or other equity interests in, Ready Capital or any Ready Capital subsidiary (other than for transactions by a wholly-owned subsidiary of Ready Capital);

  •
  purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Ready Capital, subject to certain exceptions as specified in the Merger Agreement;

  •
  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, Ready Capital or any of its subsidiaries or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such capital stock or equity interests, subject to certain exceptions as specified in the Merger Agreement;

  •
  issue or grant any Ready Capital stock at a price below the per share value of Ready Capital's net assets as of the date of such issuance or grant;

  •
  amend Ready Capital's organizational documents or adopt any material change in the organizational documents of any of Ready Capital's subsidiaries that would, in either case, adversely affect the consummation of the Merger;

  •
  (i) merge, consolidate, combine or amalgamate with any person other than another subsidiary of Ready Capital, (ii) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, or (iii) enter into any partnership, joint venture or similar arrangement involving a material investment or expenditure of funds by Ready Capital or any of its subsidiaries, but in each case only if such action could reasonably be expected to impair, delay or impede Ready Capital's or Merger Sub's ability to consummate or finance the Merger;

  •
  sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets or properties, other than (i) pursuant to an agreement of Ready Capital or any of its subsidiaries in effect on the date of the Merger Agreement or (ii) sales, leases or dispositions of assets or properties (1) for which the consideration does not exceed $10,000,000 individually, or $25,000,000 in the aggregate or (2) securitizations and other transactions made in the ordinary course of business.

  •
  adopt a plan of complete or partial liquidation or dissolution of Ready Capital or any of its subsidiaries, other than such transactions among Ready Capital and any wholly-owned subsidiary of Ready Capital or between or among wholly-owned subsidiaries of Ready Capital;

  •
  change in any material respect its accounting principles, practices or methods that would materially affect the consolidated assets, liabilities or results of operations of Ready Capital and its subsidiaries, except as required by GAAP or applicable law;

  •
  subject to certain exceptions as specified in the Merger Agreement, make or change any material tax election, adopt or change any tax accounting period or material method of tax accounting, file any amended tax return if the filing of such amended tax return would result in a material increase in the taxes payable by Ready Capital or any of its subsidiaries, settle or compromise any material liability for taxes or any tax audit or other proceeding relating to a material amount of taxes, enter into any Closing or similar agreement with any tax authority, surrender any right to claim a material refund of taxes, or, agree to any extension or waiver of the statute of limitations with respect to a material amount of taxes;

  •
  grant any increase in the compensation payable or to become payable to any of ORM's directors, executive officers or key employees except as required by applicable law or pursuant to a Ready Capital employee benefit plans existing as of the date of the Merger Agreement, or establish any material employee benefit plan which was not in existence or approved by the Ready Capital Board prior to the date of the Merger Agreement, or amend any such plan or arrangement in existence on the date of the Merger Agreement if such amendment would have the effect of materially enhancing any benefits thereunder, subject to certain exceptions as specified in the Merger Agreement;

  •
  other than in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other person, except for loans among Ready Capital and its wholly-owned subsidiaries and/or wholly-owned subsidiaries of the Ready Capital Operating Partnership or among Ready Capital's wholly-owned subsidiaries and/or wholly-owned subsidiaries of the Ready Capital Operating Partnership or advances for reimbursable employee expenses;

  •
  enter into certain contracts, except as would not prevent or materially delay the consummation of the Merger, or modify, amend, terminate or assign, or waive or assign any rights under, certain contracts in any manner which could reasonably be expected to prevent or materially delay the consummation of the Merger;

  •
  take any action, or fail to take any action, which action or failure would reasonably be expected to cause Ready Capital to fail to qualify as a REIT or any of its subsidiaries to cease to be treated as any of (i) a partnership or disregarded entity for U.S. federal income tax purposes, (ii) a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of the Code or (iii) a REIT, as the case may be;

  •
  other than in the ordinary course of business consistent with past practice, incur, create, assume, refinance, replace or prepay in any material respects the terms of any indebtedness or any derivative financial instruments or arrangements, or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), subject to certain exceptions as specified in the Merger Agreement;

  •
  take any action, or fail to take any action, which action or failure could reasonably be expected to prevent or impede the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

  •
  enter into, participate or engage in or continue any discussions or negotiations with respect to (i) a merger, consolidation, combination or amalgamation with any person other than another wholly-owned subsidiary of Ready Capital; (ii) an acquisition or agreement to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof; or (iii) entry into any partnership, joint venture or similar arrangement involving a material investment or expenditure of funds by Ready Capital or any of its subsidiaries, but in each case only if such action could reasonably be expected to impair, delay or impede Ready Capital's or Merger Sub's ability to expeditiously consummate or finance the Merger;

  •
  take any action, or fail to take any action, which action or failure would reasonably be expected to cause Ready Capital or any of the subsidiaries of Ready Capital to be required to be registered as an investment company under the 1940 Act; or

  •
  agree to take any action with respect to any of the foregoing.

Agreement to Use Reasonable Best Efforts

        Subject to the terms and conditions of the Merger Agreement, each of Ready Capital, Merger Sub and ORM will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate the Merger and the other transactions contemplated by the Merger Agreement, including:

  •
  preparing and filing or otherwise providing, in consultation with the other parties to the Merger Agreement, and as promptly as practicable and advisable after the signing date, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the Merger or the other transactions contemplated by the Merger Agreement;

  •
  taking all steps as may be necessary to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals;

  •
  giving any required notices to third parties, and causing each of their respective subsidiaries and affiliates to use, its reasonable best efforts to obtain any third-party consents that are necessary, proper or advisable to consummate the Merger; and

  •
  prior to the Closing, ORM will use its reasonable best efforts to cause the ORM Manager, as manager of ORM and each affiliate of the ORM Manager to deliver to ORM all contracts and records in the ORM Manager or any of its affiliates' possession or control to the extent (with respect to the contracts) they are contracts to which ORM or any of its subsidiaries is a party, and with respect to records, to the extent they pertain to the business of ORM and the subsidiaries of ORM; provided that such records shall not include records that are the owned property of the ORM Manager. and are not owned property of ORM or any of its subsidiaries.

        Each of Ready Capital, Merger Sub and ORM will give any required notices to third parties, and each Ready Capital, Merger Sub and ORM will use, and cause each of their respective subsidiaries and affiliates to use, its reasonable best efforts to obtain any third party consents that are necessary, proper or advisable to consummate the Merger.

Competing Proposals

ORM Competing Proposals

        From and after the date of the Merger Agreement until the effective time of the Merger or if earlier, the termination of the Merger Agreement, ORM will not, and will cause its subsidiaries and will instruct and use commercially reasonable efforts to cause its representatives not to, directly or indirectly:

  •
  initiate, solicit or knowingly encourage the making of an ORM Competing Proposal (as defined below);

  •
  engage in any discussions or negotiations with any person with respect to an ORM Competing Proposal;

  •
  furnish any non-public information regarding ORM or its subsidiaries, or access to the properties, assets or employees of ORM or its subsidiaries, to any person in connection with or in response to an ORM Competing Proposal;

  •
  enter into any letter of intent or agreement in principle, or other agreement providing for an ORM Competing Proposal (other than a confidentiality agreement); or

  •
  withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Ready Capital, the recommendation that the ORM stockholders approve the Merger and the other transactions related to the Merger (the "ORM Board recommendation") or publicly recommend the approval or adoption of, or publicly approve or adopt, any ORM Competing Proposal;

        A "ORM Competing Proposal" (and the reciprocal definition for Ready Capital, a "Ready Capital Competing Proposal," collectively with an ORM Competing Proposal, the "Competing Proposals") refers to any proposal, inquiry, offer or indication of interest relating to any transaction or series of related transactions (other than transactions with Ready Capital or any of its subsidiaries) involving:

  •
  any acquisition or purchase by any person or group, directly or indirectly, of more than 25% of any class of outstanding voting or equity securities of ORM, or any tender offer or exchange offer that, if consummated, would result in any person or group beneficially owning more than 25% of any class of outstanding voting or equity securities of ORM;

  •
  any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving ORM and a person or group pursuant to which ORM stockholders immediately preceding such transaction hold less than 75% of the equity interests in the surviving or resulting entity of such transaction; or

  •
  any sale, lease (other than in the ordinary course of business), exchange, transfer or other disposition to a person or group of more than 25% of the consolidated assets of ORM and its subsidiaries (measured by the fair market value thereof).

        From and after the date of the Merger Agreement, ORM will advise Ready Capital of the receipt by ORM of any ORM Competing Proposal made on or after the date of the Merger Agreement or any request for non-public information or data relating to ORM or any of its subsidiaries made by any person in connection with an ORM Competing Proposal or any request for discussions or negotiations with ORM or a representative of ORM relating to an ORM Competing Proposal (in each case within two business days thereof), and ORM will provide to Ready Capital (within such two business days' time frame) either (i) a copy of any such ORM Competing Proposal made in writing provided to ORM or any of its subsidiaries or (ii) a written summary of the material terms of such ORM Competing Proposal. ORM will keep Ready Capital reasonably informed with respect to the status and material terms of any such ORM Competing Proposal and any material changes to the status of any such discussions or negotiations.

        From and after the date of the Merger Agreement until the effective time of the Merger or if earlier, the termination of the Merger Agreement, ORM will, and will cause its subsidiaries and instruct and use commercially reasonable efforts to cause its representatives to immediately cease, and cause to be terminated, any discussion or negotiations with any person conducted by ORM or any of its subsidiaries or representatives with respect to an ORM Competing Proposal.

Ready Capital Competing Proposals

        From and after the date of the Merger Agreement until the effective time of the Merger or if earlier, the termination of the Merger Agreement, Ready Capital will not, and will cause its subsidiaries and will instruct and use commercially reasonable efforts to cause its representatives not to, directly or indirectly:

  •
  initiate, solicit or knowingly encourage the making of a Ready Capital Competing Proposal (as defined above);

  •
  engage in any discussions or negotiations with any person with respect to a Ready Capital Competing Proposal;

  •
  furnish any non-public information regarding Ready Capital or its subsidiaries, or access to the properties, assets or employees of Ready Capital or its subsidiaries, to any person in connection with or in response to a Ready Capital Competing Proposal;

  •
  enter into any letter of intent or agreement in principle, or other agreement providing for a Ready Capital Competing Proposal; or

  •
  withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Ready Capital, the recommendation that the Ready Capital stockholders approve the Ready Capital Common Stock Issuance Proposal (the "Ready Capital Board recommendation") or publicly recommend the approval or adoption of, or publicly approve or adopt, any Ready Capital Competing Proposal;

        From and after the date of the Merger Agreement, Ready Capital will advise ORM of the receipt by Ready Capital of any Ready Capital Competing Proposal made on or after the date of the Merger Agreement or any request for non-public information or data relating to Ready Capital or any of its subsidiaries made by any person in connection with a Ready Capital Competing Proposal or any request for discussions or negotiations with Ready Capital or a representative of Ready Capital relating to a Ready Capital Competing Proposal (in each case within two business days thereof), and Ready Capital will provide to ORM (within such two Business Days time frame) either (i) a copy of any such Ready Capital Competing Proposal made in writing provided to Ready Capital or any of its subsidiaries or (ii) a written summary of the material terms of such Ready Capital Competing Proposal. Ready Capital will keep ORM reasonably informed with respect to the status and material terms of any such Ready Capital Competing Proposal and any material changes to the status of any such discussions or negotiations.

        From and after the date of the Merger Agreement until the effective time of the Merger or if earlier, the termination of the Merger Agreement, Ready Capital will, and will cause its subsidiaries and instruct and use commercially reasonable efforts to cause its representatives to immediately cease, and cause to be terminated, any discussion or negotiations with any person conducted by Ready Capital or any of its subsidiaries or representatives with respect to a Ready Capital Competing Proposal.

Superior Proposals

ORM Superior Proposals

        ORM, directly or indirectly through one or more of its representatives, may prior to the receipt of approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal by holders of ORM Common Stock at the ORM special meeting, (a) engage in any discussions or negotiations with any person with respect to an ORM Competing Proposal or (b) furnish any non-public information regarding ORM or its subsidiaries, or access to the properties, assets or employees of ORM or its subsidiaries, to any person in connection with or in response to an ORM Competing Proposal, with any person who has made a written, bona fide ORM Competing Proposal; provided, however, that:

  •
  no non-public information that is prohibited from being furnished under certain provisions of the Merger Agreement may be furnished until ORM receives an executed confidentiality agreement from such person containing limitations on the use and disclosure of non-public information furnished to such person by or on behalf of ORM that are no less favorable to ORM in the aggregate than the terms of the confidentiality agreement, as determined by the ORM Board (or any committee thereof) after consultation with its outside legal counsel; provided, further, that such confidentiality agreement does not contain provisions that prohibit ORM from complying with the non-solicitation provisions of the Merger Agreement, and

  •
  prior to taking any such actions, the ORM Board or any committee thereof determines, after consultation with its financial advisors and outside legal counsel, that such ORM Competing Proposal is, or could reasonably be expected to lead to, an ORM Superior Proposal (as defined below).

        A "ORM Superior Proposal" refers to a bona fide ORM Competing Proposal (with references to 25% being deemed replaced with references to 50% and references to 75% being deemed to be replaced with references to 50%) by a third party, which the ORM Board or any committee thereof determines after consultation with ORM's outside legal and financial advisors and after taking into account relevant legal, financial, regulatory, estimated timing of consummation and other aspects of such proposal and the person or group making such proposal, would, if consummated in accordance with its terms, result in a transaction more favorable to ORM stockholders than the Merger.

        ORM, directly or indirectly through one or more of its representatives, may prior to the receipt of approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal by holders of ORM Common Stock at the ORM special meeting, in response to a written bona fide ORM Competing Proposal that did not result from a material breach of certain provisions of the Merger Agreement, if the ORM Board (or any committee thereof) so chooses, cause ORM to effect a change in its ORM Board recommendation or to terminate the Merger Agreement, if prior to taking such action:

  •
  the ORM Board (or a committee thereof) determines after consultation with its financial advisors and outside legal counsel that such ORM Competing Proposal is an ORM Superior Proposal (taking into account any adjustment to the terms and conditions of the Merger proposed by Ready Capital in response to such ORM Competing Proposal); and

  •
  ORM will have given notice to Ready Capital that ORM has received such ORM Competing Proposal, specifying the material terms and conditions of such proposal, and, that ORM intends to take such action, and either (i) Ready Capital shall not have proposed revisions to the terms and conditions of the Merger Agreement prior to the earlier to occur of the scheduled time for the special meeting of ORM stockholders and the third business day after the date on which such notice is given to Ready Capital, or (ii) if Ready Capital within the period described in the foregoing clause (i) shall have proposed revisions to the terms and conditions of the Merger Agreement in a manner that would form a binding contract if accepted by ORM, the ORM Board (or any committee thereof), after consultation with its financial advisors and outside legal counsel, shall have determined that the ORM Competing Proposal remains an ORM Superior Proposal with respect to Ready Capital's revised proposal; provided, however, that each time material modifications to the financial terms of an ORM Competing Proposal determined to be an ORM Superior Proposal are made, the time period set forth in the Merger Agreement prior to which ORM may effect a change in its ORM Board recommendation or terminate the Merger Agreement shall be extended for two business days after notification of such change to Ready Capital

        The ORM Board will be permitted, at any time prior to the receipt of the ORM stockholder approval, other than, in response to an ORM Competing Proposal, to make a change in its ORM Board recommendation if, prior to taking such action, (i) the ORM Board (or a committee thereof) determines, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the directors' duties under applicable law, (ii) ORM shall have given notice to Ready Capital that ORM intends to effect a change in its ORM Board recommendation (which notice will reasonably describe the reasons for such change in its ORM Board recommendation), and either (A) Ready Capital will not have proposed revisions to the terms and conditions of the Merger Agreement prior to the earlier to occur of the scheduled time for the ORM special meeting and the third business day after the date on which such notice is given to Ready Capital, or (B) if Ready Capital within the period described in the foregoing clause (A) will have proposed revisions to the terms and conditions of the Merger Agreement in a manner that would form a binding contract if accepted by ORM, the ORM Board (or any committee thereof), after consultation with its outside legal counsel, will have determined that such proposed changes do not obviate the need for the ORM Board to effect a change in its ORM Board recommendation and the failure to make a change in its ORM Board recommendation would be reasonably likely to be inconsistent with the directors' duties under applicable law.

Ready Capital Superior Proposals

        A "Ready Capital Superior Proposal" refers to a bona fide Ready Capital Competing Proposal (with references to 25% being deemed replaced with references to 50% and references to 75% being deemed to be replaced with references to 50%) by a third party, which the Ready Capital Board or any committee thereof determines after consultation with Ready Capital's outside legal and financial advisors and after taking into account relevant legal, financial, regulatory, estimated timing of consummation and other aspects of such proposal and the person or group making such proposal, would, if consummated in accordance with its terms, result in a transaction more favorable to Ready Capital stockholders than the Merger.

        The Ready Capital Board will be permitted, at any time prior to the receipt of the Ready Capital stockholder approval to make a change in its Ready Capital Board recommendation if, prior to taking such action, (i) the Ready Capital Board (or a committee thereof) determines, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the directors' duties under applicable law, (ii) Ready Capital shall have given notice to ORM that Ready Capital intends to effect a change in its Ready Capital Board recommendation (which notice will reasonably describe the reasons for such change in its Ready Capital Board recommendation), and either (A) ORM will not have proposed revisions to the terms and conditions of the Merger Agreement prior to the earlier to occur of the scheduled time for the Ready Capital special meeting and the third business day after the date on which such notice is given to ORM, or (B) if ORM within the period described in the foregoing clause (A) will have proposed revisions to the terms and conditions of the Merger Agreement in a manner that would form a binding contract if accepted by Ready Capital, the Ready Capital Board (or any committee thereof), after consultation with its outside legal counsel, will have determined that such proposed changes do not obviate the need for the Ready Capital Board to effect a change in its Ready Capital Board recommendation and the failure to make a change in its Ready Capital Board recommendation would be reasonably likely to be inconsistent with the directors' duties under applicable law.

Stockholder Meetings

        ORM will take all action necessary in accordance with applicable laws and its organizational documents to duly give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the approval by its stockholders of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal, with such meeting to be held as promptly as reasonably practicable following the clearance of this joint proxy statement/prospectus by the SEC.

        Ready Capital will take all action necessary in accordance with applicable laws and its organizational documents to duly give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the approval by its stockholders of the Ready Capital Common Stock Issuance Proposal, with such meeting to be held as promptly as reasonably practicable following the clearance of this joint proxy statement/prospectus by the SEC.

Stockholder Votes

        The approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal by the holders of ORM Common Stock is required to effect the Merger. The approval of the Ready Capital Common Stock Issuance Proposal by the holders of Ready Capital Common Stock is required to issue the shares of Ready Capital Common Stock to the holders of ORM Common Stock in connection with the Merger.

Directors' and Officers' Indemnification and Insurance

        Ready Capital and the surviving company of the Merger will, and Ready Capital will cause the surviving company to, indemnify, defend and hold harmless each person who was, at or prior to the effective time of the Merger, a director, officer or employee of ORM or any of its subsidiaries against and from all losses, claims, damages, costs, fines, penalties, expenses (including attorneys' and other professionals' fees and expenses), liabilities or judgments or amounts that are paid in settlement of, or incurred in connection with any threatened or actual proceeding based, in whole or in part, on or arising, in whole or in part, out of the fact that such person was a director, officer or employee of ORM or any of its subsidiaries.

        Prior to the effective time of the Merger, Ready Capital and the surviving company of the Merger must purchase six-year "tail" D&O insurance policies in an amount and scope at least as favorable as ORM's current policies.

Conditions to Complete the Merger

        The respective obligation of each of Ready Capital, Merger Sub and ORM to consummate the Merger is subject to the satisfaction at or prior to the effective time of the Merger of each of the following conditions, any or all of which may be waived jointly by the aforementioned parties, in whole or in part, to the extent permitted by applicable law:

  •
  the ORM stockholder approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal and the Ready Capital stockholder approval of the Ready Capital Common Stock Issuance Proposal have been obtained in accordance with applicable law, the rules and regulations of the NYSE and NYSE American and the organizational documents of ORM and Ready Capital, as applicable;

  •
  no governmental entity having jurisdiction over Ready Capital, Merger Sub and ORM has issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no law will have been adopted that makes consummation of the Merger illegal or otherwise prohibited; and

  •
  this registration statement has been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of this registration statement will have been issued by the SEC and remain in effect and no proceeding to that effect will have been commenced.

        The obligations of Ready Capital and Merger Sub to consummate the Merger are subject to the satisfaction at or prior to the effective time of the Merger of each of the following conditions, any or all of which may be waived exclusively by Ready Capital, in whole or in part, to the extent permitted by applicable law:

  •
  certain representations and warranties of ORM with respect to authority, organization, standing and power, violations, approvals, material adverse effect and brokers being true and correct in all respects as of the date of Closing, as though made on and as of the date of Closing (except that representations and warranties that speak as of a specified date will have been true and correct only as of such date);

  •
  the representation and warranty of ORM with respect to capital structure being true and correct in all but de minimis respects as of the specific dates set forth in that representation and warranty;

  •
  all other representations and warranties of ORM set forth in Article IV of the Merger Agreement being true and correct as of the date of Closing, as though made on and as of the date of Closing (except that representations and warranties that speak as of a specified date will have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to materiality or material adverse effect) would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on ORM;

  •
  ORM has performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under the Merger Agreement on or prior to the effective time of the Merger;

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  Ready Capital has received a certificate of ORM signed by an executive officer of ORM, dated as of the date of Closing, confirming that certain conditions in the Merger Agreement have been satisfied;

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  since the date of the Merger Agreement, there has not been any event, change, effect or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on ORM.

  •
  Ready Capital has received a written opinion of Vinson & Elkins L.L.P. (or other counsel to ORM reasonably acceptable to Ready Capital), dated as of the date of Closing and in form and substance reasonably satisfactory to Ready Capital, to the effect that, commencing with ORM's taxable year ended December 31, 2012, ORM has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation has enabled ORM to meet, through the effective time of the Merger, the requirements for qualification and taxation as a REIT under the Code;

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  Ready Capital has received a written opinion of Clifford Chance US, LLP (or other counsel to Ready Capital reasonably acceptable to ORM), dated as of the date of Closing and in form and substance reasonably satisfactory to Ready Capital, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code; and

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  the ORM Management Agreement will have been validly terminated with immediate effect on terms that impose no incremental obligations on ORM or the surviving company not anticipated by the ORM Management Agreement in effect on the date of the Merger Agreement.

        The obligation of ORM to consummate the Merger is subject to the satisfaction at or prior to the effective time of the Merger of each of the following conditions, any or all of which may be waived exclusively by ORM, in whole or in part, to the extent permitted by applicable law:

  •
  certain representations and warranties of Ready Capital and Merger Sub with respect to authority, violations, approvals, material adverse effect and brokers being true and correct in all respects as of the date of Closing, as though made on and as of the date of Closing (except that representations and warranties that speak as of a specified date will have been true and correct only as of such date);

  •
  the representation and warranty of Ready Capital and Merger Sub with respect to capital structure being true and correct in all but de minimis respects as of the specific date set forth therein;

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  all other representations and warranties of Ready Capital and Merger Sub set forth in Article V of the Merger Agreement being true and correct as of the date of Closing, as though made on and as of the date of Closing (except that representations and warranties that speak as of specified date will have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to materiality or material adverse effect) would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Ready Capital;

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  Ready Capital and Merger Sub each have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by them under this the Merger Agreement at or prior to the effective time of the Merger;

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  ORM has received a certificate of Ready Capital signed by an executive officer of Ready Capital, dated as of the date of Closing, confirming that certain conditions in the Merger Agreement have been satisfied;

  •
  since the date of the Merger Agreement, there has not been any event, change, effect or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Ready Capital;

  •
  ORM has received a written opinion of Clifford Chance US, LLP (or other counsel to Ready Capital reasonably satisfactory to ORM), dated as of the date of Closing and in form and substance reasonably satisfactory to ORM, to the effect that, commencing with Ready Capital's taxable year ended December 31, 2011, Ready Capital has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation has enabled Ready Capital to meet, through the effective time of the Merger, the requirements for qualification and taxation as a REIT under the Code, and that its past, current and intended future organization and operations will permit Ready Capital to continue to qualify for taxation as a REIT under the Code for its taxable year which includes the effective time of the Merger and thereafter;

  •
  ORM has received a written opinion of Vinson & Elkins L.L.P. (or other counsel to ORM reasonably acceptable to Ready Capital), dated as of the date of Closing and in form and substance reasonably satisfactory to Ready Capital, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code; and

  •
  the shares of Ready Capital Common Stock to be issued in the Merger have been approved for listing on the NYSE, subject to official notice of issuance.

Termination of the Merger Agreement

        The Merger Agreement may be terminated and the Merger and the other transactions contemplated in the Merger Agreement may be abandoned at any time prior to the effective time of the Merger, whether (except as expressly set forth below) before or after the ORM stockholder approval or the Ready Capital stockholder approval has been obtained:

  •
  by mutual written consent of ORM and Ready Capital;

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  by either ORM or Ready Capital:

  •
  if any governmental entity of competent jurisdiction has issued a final and non-appealable order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger, or if there has been adopted prior to the effective time of the Merger any law that permanently makes the consummation of the Merger illegal or otherwise permanently prohibited;

  •
  if the Merger has not been consummated on or before 5:00 p.m. New York, New York time, on May 7, 2019; provided, however, that the right to terminate the Merger Agreement under this paragraph will not be available to any party whose failure to fulfil any material covenant or agreement under the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date;

    •
    in the event of a breach by the other party of certain covenants or other agreements contained in the Merger Agreement or if any representation and warranty of the other party contained in the Merger Agreement fails to be true and correct which (x) would give rise to the failure of certain conditions to Closing if it was continuing as of the date of Closing and (y) cannot be or has not been cured by a certain time; provided, however, that the terminating party is not then also in breach of any representation, warranty, covenant or other agreement contained in the Merger Agreement;

    •
    if ORM stockholder approval has not been obtained upon a vote held at a duly held ORM special meeting, or the Ready Capital stockholder approval has not been obtained upon a vote held at a duly held Ready Capital special meeting;

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  by Ready Capital, prior to the time the ORM stockholder approval is obtained, if the ORM Board has effected a change of recommendation pursuant to and in accordance with certain non-solicitation provisions; or

  •
  by ORM:

  •
  in order to enter into a definitive agreement with respect to an ORM Superior Proposal; provided, however, that ORM shall have contemporaneously with such termination tendered payment to Ready Capital of the termination fee payable to Ready Capital and ORM has complied in all material respects with certain sections of the Merger Agreement in respect of such ORM Superior Proposal; or

  •
  prior to the time the Ready Capital stockholder approval is obtained, if the Ready Capital Board has effected a change of recommendation pursuant to and in accordance with certain non-solicitation provisions.

Termination Fees and Expenses

        Except as described below, each party will pay its own expenses incident to preparing for, entering into and carrying out the Merger Agreement and the consummation of the Merger, whether or not the Merger will be consummated.

Termination Fee Payable by ORM

        ORM will pay Ready Capital a termination fee of $8.0 million if:

  •
  ORM terminates the Merger Agreement in order to enter into a definitive agreement with respect to an ORM Superior Proposal;

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  Ready Capital terminates the Merger Agreement because the ORM Board has effected a change of recommendation;

        ORM will pay Ready Capital a termination fee of $8.0 million, less any Ready Capital expenses previously paid by ORM (as discussed below), if:

  •
  (i) (a) Ready Capital or ORM terminates the Merger Agreement because the Merger has not been consummated for the failure to obtain the ORM stockholder approval or (b) Ready Capital terminates the Merger Agreement because ORM has committed a Terminable Breach (as defined in the Merger Agreement), (ii) on or before the date of any such termination an ORM Competing Proposal has been announced or disclosed or otherwise communicated to the ORM Board and not withdrawn, and (iii) within 12 months after the date of such termination, ORM enters into a definitive agreement with respect to such ORM Competing Proposal or consummates such ORM Competing Proposal. For purposes of this paragraph, any reference in the definition of ORM Competing Proposal to "25%" will be deemed to be a reference to "more than 50%."

Expense Amount Payable by ORM

        ORM will pay to Ready Capital an expense amount equal to $1.0 million if either ORM or Ready Capital terminates the Merger Agreement because ORM has not obtained stockholder approval for the ORM Merger Proposal after a vote held at the ORM special meeting.

Termination Fee Payable by Ready Capital

        Ready Capital will pay ORM a termination fee of $10.0 million if:

  •
  ORM terminates the Merger Agreement because the Ready Capital Board has effected a change of recommendation.

        Ready Capital will pay ORM a termination fee of $10.0 million, less any ORM expenses previously paid by Ready Capital (as discussed below), if:

  •
  (i) (a) ORM or Ready Capital terminates the Merger Agreement because the Merger has not been consummated because Ready Capital has not obtained stockholder approval for the Ready Capital Common Stock Issuance Proposal or (b) ORM terminates the Merger Agreement because Ready Capital has committed a Terminable Breach, (ii) on or before the date of any such termination an Alternative Proposal or Ready Capital Competing Proposal has been announced or disclosed or otherwise communicated to the Ready Capital Board and not withdrawn prior to such date, and (iii) within 12 months after the date of such termination, Ready Capital or any subsidiary of Ready Capital enters into a definitive agreement with respect to any Alternative Proposal or Ready Capital Competing Proposal or consummates any Alternative Proposal or Ready Capital Competing Proposal. For purposes of this paragraph, any reference in the definition of Ready Capital Competing Proposal to "25%" will be deemed to be a reference to "more than 50%."

        An "Alternative Proposal" refers to any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions involving any merger, amalgamation, share exchange, recapitalization, consolidation, acquisition or business combination involving Ready Capital and/or any of its subsidiaries, and any person, in which the consideration paid by Ready Capital or its subsidiaries was cash, voting stock of Ready Capital or other consideration valued at $150,000,000 or more.

Expense Amount Payable by Ready Capital

        Ready Capital will pay to ORM an expense amount equal to $1.0 million if either ORM or Ready Capital terminates the Merger Agreement because Ready Capital has not obtained stockholder approval for the Ready Capital Common Stock Issuance Proposal after a vote held at the Ready Capital special meeting.

        In no event will Ready Capital be entitled to receive more than one payment of a termination fee or expense amount. In addition, if Ready Capital receives full payment of a termination fee, then Ready Capital will not be entitled to also receive a payment of an expense amount. In no event will ORM be entitled to receive more than one payment of a termination fee or expense amount. In addition, if ORM receives full payment of a termination fee, then ORM will not be entitled to also receive a payment of an expense amount.

Directors of Ready Capital After the Merger

        Prior to the effective time of the Merger, Ready Capital will take all necessary corporate action so that upon and after the effective time of the Merger (i) the size of the Ready Capital Board is increased by one member and (ii) Gilbert E. Nathan is elected to fill the vacancy on the Ready Capital Board. In the event that Gilbert E. Nathan is unable or unwilling to serve as a member of the Ready Capital Board, then a substitute will be designated by ORM on the earlier to occur of (A) five business days after the date that Gilbert E. Nathan is determined to be unable or unwilling to serve and (B) the date of the Closing. If the Closing occurs before its 2019 annual meeting of the Ready Capital stockholders, then Ready Capital, through the Ready Capital Board, has agreed to nominate Gilbert E. Nathan or such replacement nominee, as applicable, to the Ready Capital Board in the proxy statement relating to the 2019 annual meeting of the stockholders of Ready Capital following Closing. Any replacement nominee for Gilbert E. Nathan must meet the qualifications of an "independent director" under the rules of the NYSE and will be reasonably acceptable to the Ready Capital Board. ORM is required to provide to Ready Capital the information in respect of Gilbert E. Nathan or such replacement nominee, as applicable, as would be required by Regulation 14A under the Exchange Act for inclusion in proxy materials for election as a director of the Ready Capital Board.

        Notwithstanding the foregoing, the Ready Capital Board will not be required to take any action specified above if the Ready Capital Board (or a committee thereof) determines, after consultation with outside legal counsel, that taking such action would be reasonably likely to be inconsistent with the directors' duties under applicable law.

Amendment and Waiver

        The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors at any time before or after adoption of the Merger Agreement by the ORM stockholders, but, after any such adoption, no amendment will be made which by law would require the further approval by such stockholders without first obtaining such further approval. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of ORM, Ready Capital and Merger Sub.

        At any time prior to the effective time of the Merger, any party to the Merger Agreement may waive (prospectively or retroactively) the other party's compliance with certain provisions of the Merger Agreement, to the extent legally allowed and except as otherwise set forth in the Merger Agreement.

Specific Performance

        Each of the parties to the Merger Agreement will be entitled to seek an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in addition to any and all other remedies at law or in equity to which each is entitled.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of the material U.S. federal income tax considerations relating to (i) the tax consequences related to the Merger and (ii) the qualification and taxation of the Combined Company as a REIT and the acquisition, holding and disposition of the Combined Company's common stock. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, or the Treasury Regulations, current administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. The summary is also based upon the assumption that the operation of the Combined Company, and the operation of the Combined Company's subsidiaries and other lower-tier and affiliated entities will, including the Ready Capital Operating Partnership, will, in each case, be in accordance with such entity's applicable organizational documents. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of its investment or tax circumstances or to stockholders subject to special tax rules, such as:

  •
  U.S. expatriates;

  •
  persons who mark-to-market Ready Capital Common Stock;

  •
  subchapter S corporations;

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  U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar;

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  financial institutions;

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  insurance companies;

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  broker-dealers;

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  RICs;

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  REITs;

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  trusts and estates;

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  persons who hold Ready Capital Common Stock on behalf of another person as nominees;

  •
  stockholders who receive Ready Capital Common Stock through the exercise of employee stock options or otherwise as compensation;

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  persons holding Ready Capital Common Stock as part of a "straddle," "hedge," "conversion transaction," "synthetic security" or other integrated investment;

  •
  persons subject to the alternative minimum tax provisions of the Code;

  •
  persons holding their interest in Ready Capital Common Stock through a partnership or similar pass-through entity;

  •
  persons holding a 10% or more (by vote or value) beneficial interest in Ready Capital Common Stock;

  •
  tax-exempt organizations, except to the extent discussed below in "—Taxation of Tax-Exempt U.S. Stockholders";

  •
  stockholders subject to special tax accounting rules as a result of their use of "applicable financial statements" (within the meaning of Section 451(b)(3) of the Code); and

  •
  non-U.S. stockholders (as defined below), and except as otherwise discussed below in "—Taxation of Non-U.S. Stockholders".

        This summary assumes that stockholders hold their stock as capital assets, which generally means as property held for investment.

        For purposes of this discussion, a "U.S. stockholder" is a beneficial owner of ORM Common Stock or Ready Capital Common Stock, as applicable, who, for U.S. federal income tax purposes, is:

  •
  a citizen or resident of the United States;

  •
  a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or of a political subdivision thereof (including the District of Columbia);

  •
  an estate that is subject to U.S. federal income tax on its income regardless of its source; or

  •
  any trust if (i) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a United States person.

        For purposes of this discussion, a "non-U.S. stockholder" is a beneficial owner of ORM Common Stock or Ready Capital Common Stock, as applicable, who is neither a U.S. stockholder nor an entity that is treated as a partnership for U.S. federal income tax purposes. A tax-exempt organization is a U.S. person who is exempt from U.S. federal income tax under Sections 401(a) or 501(a) of the Code.

        If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds ORM Common Stock (or, following the Merger, Ready Capital Common Stock), the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding Ready Capital Common Stock should consult its tax advisor regarding the U.S. federal income tax consequences to the partner of the Merger and of the acquisition, ownership and disposition of Ready Capital Common Stock by the partnership.

        THE U.S. FEDERAL INCOME TAX TREATMENT OF THE MERGER, TO HOLDING AND DISPOSING READY CAPITAL COMMON STOCK, AND TO REITS GENERALLY ARE HIGHLY TECHNICAL AND COMPLEX AND DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF SUCH COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE MERGER AND OF HOLDING READY CAPITAL COMMON STOCK TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER'S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF THE MERGER AND OF ACQUIRING, HOLDING, AND DISPOSING OF READY CAPITAL COMMON STOCK.

Material U.S. Federal Income Tax Consequences of the Merger

U.S. Federal Income Tax Consequences of the Merger if the Merger Qualifies as a Reorganization

        It is a condition to the completion of the Merger that Vinson & Elkins L.L.P. and Clifford Chance US LLP, respectively, each render an opinion to ORM and Ready Capital, respectively, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Such opinions will be subject to customary exceptions, assumptions and qualifications, and will be based on representations made by ORM and Ready Capital regarding factual matters and covenants undertaken by ORM and Ready Capital. If any assumption or representation is inaccurate in any way, or any covenant is not complied with, the tax consequences of the Merger could differ from those described in the tax opinions and in this discussion. These tax opinions represent the legal judgment of counsel rendering the opinion and are not binding on the IRS or the courts. No ruling from the IRS has been or is expected to be requested in connection with the Merger, and there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the conclusions set forth in the tax opinions.

        Provided the Merger is treated as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Merger will be as follows:

  •
  ORM will not recognize any gain or loss as a result of the Merger.

  •
  A U.S. stockholder of ORM Common Stock will not recognize any gain or loss upon receipt of Ready Capital Common Stock in exchange for its ORM Common Stock in connection with the Merger, except with respect to cash received in lieu of fractional shares of Ready Capital Common Stock, as discussed below.

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  A U.S. stockholder will have an aggregate tax basis in the Ready Capital Common Stock it receives in the Merger equal to the U.S. stockholder's aggregate tax basis in its ORM Common Stock surrendered pursuant to the Merger, reduced by the portion of the U.S. stockholder's tax basis in its ORM Common Stock surrendered in the Merger that is allocable to a fractional share of Ready Capital Common Stock. If a U.S. stockholder acquired any of its shares of ORM Common Stock at different prices and/or at different times, Treasury Regulations provide guidance on how such U.S. stockholder may allocate its tax basis to shares of Ready Capital Common Stock received in the Merger. U.S. stockholders that hold multiple blocks of ORM Common Stock should consult their tax advisors regarding the proper allocation of their basis among shares of Ready Capital Common Stock received in the Merger under these Treasury Regulations.

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  The holding period of the shares of Ready Capital Common Stock received by a U.S. stockholder in connection with the Merger will include the holding period of the ORM Common Stock surrendered in connection with the Merger.

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  Cash received by a U.S. stockholder in lieu of a fractional share of Ready Capital Common Stock in the Merger will be treated as if such fractional share had been issued in connection with the Merger and then redeemed by Ready Capital, and such U.S. stockholder generally will recognize capital gain or loss with respect to such cash payment, measured by the difference, if any, between the amount of cash received and the U.S. stockholder's tax basis in such fractional share. Such capital gain or loss will be long-term capital gain or loss if the U.S. stockholder's holding period in respect of such fractional share is greater than one year. Non-corporate U.S. stockholders are generally subject to tax on long-term capital gains at reduced rates under current law. The deductibility of capital losses is subject to limitations.

U.S. Federal Income Tax Consequences of the Merger if the Merger Does Not Qualify as a Reorganization

        If the Merger were to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code, then an ORM stockholder generally would recognize gain or loss, as applicable, equal to the difference between:

  •
  the sum of the fair market value of Ready Capital Common Stock and cash in lieu of a fractional share of Ready Capital Common Stock received by the ORM stockholder in the Merger; and

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  the ORM stockholder's adjusted tax basis in its ORM Common Stock.

        If the Merger fails to qualify as a reorganization within the meaning of Section 368(a) of the Code, so long as ORM qualifies as a REIT at the time of the Merger, ORM generally will not incur a U.S. federal income tax liability so long as ORM makes distributions (which would be deemed to include for this purpose the fair market value of Ready Capital stock issued pursuant to the Merger) to ORM stockholders in an amount at least equal to the net income or gain recognized on the deemed sale of its assets to Ready Capital. In the event that such distributions are not sufficient to eliminate all of ORM's tax liability as a result of the deemed sale of its assets to Ready Capital, Ready Capital would be liable for any remaining tax owed by ORM as a result of the Merger.

        If the Merger fails to qualify as a reorganization within the meaning of Section 368(a) of the Code and ORM does not qualify as a REIT at the time of the Merger, ORM will generally recognize gain or loss on the deemed transfer of its assets to Ready Capital, and Ready Capital could incur a very significant current tax liability and may be unable to qualify as a REIT.

Reporting Requirements

        A U.S. stockholder of ORM Common Stock who receives Ready Capital Common Stock as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of ORM Common Stock who is required to file a U.S. tax return and who is a "significant holder" that receives Ready Capital Common Stock in the Merger will be required to file a statement with the holder's U.S. federal income tax return setting forth such holder's basis in the ORM Common Stock surrendered and the fair market value of the Ready Capital Common Stock and cash in lieu of any fractional shares of Ready Capital Common Stock received in the Merger. A significant holder is an ORM stockholder who, immediately before the Merger, owned at least 5% of the outstanding stock of ORM.

Backup Withholding

        Certain U.S. stockholders of ORM Common Stock may be subject to backup withholding of U.S. federal income tax with respect to any cash received in lieu of fractional shares of Ready Capital Common Stock pursuant to the Merger. Backup withholding generally will not apply, however, to a U.S. stockholder of ORM Common Stock that furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on IRS Form W-9 or is otherwise exempt from backup withholding and provides appropriate proof of the applicable exemption. Backup withholding is not an additional tax, and any amounts withheld will be allowed as a refund or credit against the holder's U.S. federal income tax liability, if any, provided that the holder timely furnishes the required information to the IRS.

Tax Liabilities and Attributes After the Merger

        The Combined Company generally will take a carryover basis and holding period in the assets transferred in connection with the Merger. As the successor by merger, the Combined Company will generally be responsible for all of ORM's liabilities (as well as continuing to be responsible for all of Ready Capital's liabilities) including any unpaid taxes (and penalties and interest, if any), whether as a result of a failure by ORM or Ready Capital to distribute all of their taxable income in any tax period, including the short taxable period ending on the date of the Merger, or taxes that might otherwise be due and payable by ORM or Ready Capital. In addition to the Combined Company inheriting such tax liabilities, if ORM or Ready Capital has failed or fails to qualify as a REIT for any period prior to the Merger, the amount of ORM's tax liabilities inherited by the Combined Company as a result of the Merger (or the liabilities of Ready Capital being retained) could be substantial. In addition, should ORM's or Ready Capital's disqualifying activities continue after the Merger, the Combined Company could fail to qualify as a REIT after the Merger. Even if the Combined Company retains its REIT qualification, if ORM or Ready Capital has not qualified as a REIT or loses its REIT qualification for a taxable year before the Merger or that includes the Merger and no relief is available, in addition to the exposure to increased income tax liabilities being inherited from ORM (or retained by Ready Capital), the Combined Company could face the following adverse income tax or other economic consequences, including consequences that could substantially reduce its cash available for distribution to its shareholders:

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  If either Ready Capital or ORM does not qualify as a REIT at the time of the Merger, the Merger could fail to qualify as a reorganization under Section 368(a) of the Code;

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  As a result of these factors, any failure by Ready Capital and ORM before the Merger to qualify as a REIT could impair the Combined Company's ability after the Merger to expand its business and raise capital, and could materially adversely affect the value of the Combined Company's Common Stock. The Combined Company, as the successor by merger to ORM, would generally inherit any corporate income tax liabilities of ORM, including penalties and interest, which inherited tax liabilities could be particularly substantial if the Merger were to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code;

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  The Combined Company would be subject to tax on the built-in gain on each asset of ORM existing at the time of the Merger (or will continue to be liable for built-in gain in the assets of Ready Capital); and

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  The Combined Company could be required to pay a special distribution and/or employ applicable deficiency dividend procedures (including penalties and interest payments to the IRS) to eliminate any earnings and profits accumulated by ORM or Ready Capital for taxable periods that they did not qualify as REITs.

Tax Opinion from Counsel Regarding REIT Qualification of Ready Capital

        It is a condition to the obligation of ORM to complete the Merger that ORM receive an opinion of Clifford Chance US LLP (or other counsel reasonably acceptable to ORM) to the effect that for all taxable periods commencing with its taxable year ended December 31, 2011, Ready Capital has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its actual method of operation has enabled Ready Capital to meet, through the effective time of the Merger, the requirements for qualification and taxation as a REIT under the Code. The opinion of Clifford Chance US LLP (or other counsel reasonably acceptable to ORM) will be subject to customary exceptions, assumptions and qualifications and will be based on customary representations made by Ready Capital and Ready Capital Operating Partnership regarding factual matters, and by ZAIS Financial and its management in a certificate of representations provided by ZAIS Financial, ZAIS Financial Partners, L.P. and ZAIS REIT Management, LLC, dated as of October 31, 2016. This opinion will not be binding on the IRS or the courts. Qualification and taxation as a REIT depend upon the ability of Ready Capital to meet, through actual annual (or, in some cases, quarterly) operating results, requirements relating to income, asset ownership, distribution levels and diversity of share ownership, and the various REIT qualification requirements imposed under the Code. Given the complex nature of the REIT qualification requirements and the ongoing importance of factual determinations, there can be no assurance that the actual operating results of Ready Capital will satisfy the requirements for taxation as a REIT under the Code for any particular taxable year.

        The Combined Company intends to continue to operate in a manner to qualify as a REIT following the Merger, but there is no guarantee that it will qualify or remain qualified as a REIT. Qualification and taxation as a REIT depend upon the ability of the Combined Company to meet, through actual annual (or, in some cases, quarterly) operating results, requirements relating to income, asset ownership, distribution levels and diversity of share ownership, and the various REIT qualification requirements imposed under the Code. Given the complex nature of the REIT qualification requirements, the ongoing importance of factual determinations and the possibility of future changes in the circumstances of the Combined Company, there can be no assurance that the actual operating results of the Combined Company will satisfy the requirements for taxation as a REIT under the Code for any particular tax year.

Tax Opinion from Counsel Regarding REIT Qualification of ORM

        It is a condition to the obligation of Ready Capital to complete the Merger that Ready Capital receive an opinion of Vinson & Elkins L.L.P. (or other counsel reasonably acceptable to Ready Capital) to the effect that, commencing with ORM's taxable year ended December 31, 2012, ORM has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation has enabled ORM to meet, through the effective time of the Merger, the requirements for qualification and taxation as a REIT under the Code. The opinion of Vinson & Elkins L.L.P. (or other counsel reasonably acceptable to Ready Capital) will be subject to customary exceptions, assumptions and qualifications and will be based on representations made by ORM regarding factual matters.

        This opinion will not be binding on the IRS or the courts. Qualification and taxation as a REIT depend upon the ability of ORM to meet, through actual annual (or, in some cases, quarterly) operating results, requirements relating to income, asset ownership, distribution levels and diversity of share ownership, and the various REIT qualification requirements imposed under the Code. Given the complex nature of the REIT qualification requirements and the ongoing importance of factual determinations, there can be no assurance that the actual operating results of ORM will satisfy the requirements for taxation as a REIT under the Code for any particular taxable year.

        The foregoing discussion of U.S. federal income tax consequences is for general information purposes only and is not intended to constitute a complete description of all tax consequences relating to the Merger. Tax matters are very complicated, and the tax consequences of the Merger to you will depend upon the facts of your particular situation. Because individual circumstances may differ, stockholders should consult their tax advisors regarding the applicability the rules discussed above and the particular tax effects of the Merger to their situation, including the application of state, local and foreign tax laws.

The Combined Company

In General

        Ready Capital elected to be taxed as a REIT under the Code commencing with its taxable year ended December 31, 2011. Ready Capital believes that it has been organized and has operated in a manner that has enabled it to qualify as a REIT, and the Combined Company intends to continue to operate in a manner that will allow it to continue to qualify for taxation as a REIT under the Code.

        As described above, in connection with the Merger, Clifford Chance US LLP will issue an opinion regarding the REIT qualification of Ready Capital. It must be emphasized that the opinion of Clifford Chance US LLP is based on various assumptions relating to Ready Capital's organization and operation, including that all factual representations and statements set forth in all relevant documents, records and instruments are true and correct, all actions described in this joint proxy statement/prospectus are completed in a timely fashion and that Ready Capital and ORM will at all times operate in accordance with the method of operation described in their organizational documents and this document. Additionally, the opinion of Clifford Chance US LLP will be conditioned upon factual representations and covenants made by Ready Capital's management in a certificate of representations and by ZAIS Financial and its management in a certificate of representations provided by ZAIS Financial, ZAIS Financial Partners, L.P. and ZAIS REIT Management, LLC, dated as of October 31, 2016 regarding Ready Capital's organization, assets, present and future conduct of its business operations and other items regarding its ability to continue to meet the various requirements for qualification as a REIT, and assumes that such representations and covenants are accurate and complete and that Ready Capital will take no action that could adversely affect its qualification as a REIT. In addition, to the extent Ready Capital makes certain investments, such as investments in mortgage loan securitizations, the accuracy of such opinions will also depend on the accuracy of certain opinions rendered to Ready Capital in connection with such transactions. While Ready Capital believes it is organized and intends to continue to operate so that it will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations and the possibility of future changes in Ready Capital's circumstances or applicable law, no assurance can be given by Clifford Chance US LLP or Ready Capital that Ready Capital will so qualify for any particular year. Clifford Chance US LLP will have no obligation to advise the Combined Company or the holders of Ready Capital Common Stock of any subsequent change in the matters stated, represented or assumed or of any subsequent change in the applicable law. You should be aware that opinions of counsel are not binding on the IRS, or any court, and no assurance can be given that the IRS will not challenge the conclusions set forth in such opinions. Clifford Chance US LLP's opinions will not foreclose the possibility that Ready Capital or the Combined Company may have to utilize one or more REIT savings provisions discussed below, which could require the payment of a deficiency dividend or an excise or penalty tax (which could be significant in amount) in order to maintain REIT qualification.

        Qualification and taxation as a REIT depend on the Combined Company's ability to meet, on a continuing basis, through actual results of operations, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code, the compliance with which will not be reviewed by Clifford Chance US LLP. In addition, the Combined Company's ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which it invests, which entities have not been reviewed by Clifford Chance. The Combined Company's ability to qualify as a REIT also requires that it satisfy certain asset and income tests, some of which depend upon the fair market values of assets directly or indirectly owned by the Combined Company or which serve as security for loans made by it. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of the Combined Company's operations for any taxable year will satisfy the requirements for qualification and taxation as a REIT.

Taxation of REITs in General

        As indicated above, qualification and taxation as a REIT depend on Ready Capital's ability to meet, on a continuing basis, through actual results of operations, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below, under "—Requirements for Qualification as a REIT." While Ready Capital believes that it has been operated so as to qualify as a REIT, and the Combined Company will continue to operate so that it qualifies as a REIT, no assurance can be given that the IRS will not challenge Ready Capital's qualification as a REIT or that Ready Capital will be able to continue to operate in accordance with the REIT requirements in the future. See "—Failure to Qualify as a REIT."

        Provided that Ready Capital qualifies as a REIT, Ready Capital will generally be entitled to a deduction for dividends that it pays and, therefore, will not be subject to U.S. federal corporate income tax on Ready Capital's net taxable income that is currently distributed to Ready Capital's stockholders. This treatment substantially eliminates the "double taxation" with respect to distributed income at the corporate and stockholder levels that results generally from investment in a corporation. Rather, income generated by a REIT and distributed to its stockholders generally is taxed only at the stockholder level, upon a distribution of dividends by the REIT. See "—Taxation of Taxable U.S. Stockholders."

        Individuals who are stockholders of corporations that are not REITs are generally taxed on qualifying corporate dividends at a maximum rate of 20% (the same as long-term capital gains), thereby substantially reducing, though not completely eliminating, the double taxation that has historically applied to corporate dividends. With limited exceptions, however, dividends received by individual U.S. stockholders from entities that are taxed as REITs are taxed at rates applicable to ordinary income. However, under the TCJA dividends received by individual U.S. stockholders from REITs that are neither attributable to "qualified dividend income" nor designated as "capital gain dividends" will be eligible for a deduction equal to 20% of the amount of such dividends in taxable years beginning before January 1, 2026. Net operating losses, foreign tax credits and other tax attributes of a REIT generally do not pass through to the stockholders of the REIT, subject to special rules for certain items, such as capital gains, recognized by REITs. See "—Taxation of Taxable U.S. Stockholders."

        Even if Ready Capital qualifies for taxation as a REIT, however, Ready Capital will be subject to U.S. federal income taxation as follows:

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  Ready Capital will be taxed at regular U.S. federal corporate income tax rates on any undistributed income, including undistributed net capital gains.

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  If Ready Capital has net income from prohibited transactions, which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax. See "—Prohibited Transactions" and "—Foreclosure Property" below.

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  If Ready Capital elects to treat property that Ready Capital acquires in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as "foreclosure property," Ready Capital may thereby avoid (a) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (b) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to income tax at the corporate tax rate.

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  If Ready Capital derives "excess inclusion income" from an interest in certain mortgage loan securitization structures (i.e., from a taxable mortgage pool or a residual interest in a REMIC), Ready Capital could be subject to U.S. federal income tax at a 21% rate to the extent that such income is allocable to specified types of tax-exempt stockholders known as "disqualified organizations" that are not subject to UBTI. Similar rules may apply if Ready Capital owns an equity interest in a taxable mortgage pool through a subsidiary REIT of Ready Capital Operating Partnership. To the extent that Ready Capital owns a REMIC residual interest or a taxable mortgage pool through a TRS, Ready Capital will not be subject to this tax directly, but will indirectly bear such tax economically as the shareholder of such TRS. See "—Requirements for Qualification as a REIT" and "—Excess Inclusion Income" below.

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  If Ready Capital fails to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but nonetheless maintain Ready Capital's qualification as a REIT because other requirements are met, Ready Capital will be subject to a 100% tax on an amount equal to (a) the greater of (1) the amount by which Ready Capital fails the 75% gross income test or (2) the amount by which Ready Capital fails the 95% gross income test, as the case may be, multiplied by (b) a fraction intended to reflect Ready Capital's profitability.

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  If Ready Capital fails to satisfy any of the REIT asset tests, as described below, other than a failure of the 5% or 10% REIT asset tests that does not exceed a statutory de minimis amount as described more fully below, but Ready Capital's failure is due to reasonable cause and not due to willful neglect and Ready Capital nonetheless maintains Ready Capital's REIT qualification because of specified cure provisions, Ready Capital will be required to pay a tax equal to the greater of $50,000 or the corporate tax rate of the net income generated by the non-qualifying assets during the period in which Ready Capital failed to satisfy the asset tests.

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  If Ready Capital fails to satisfy any provision of the Code that would result in Ready Capital's failure to qualify as a REIT (other than a gross income or asset test requirement) and the violation is due to reasonable cause and not willful neglect, Ready Capital may retain Ready Capital's REIT qualification but will be required to pay a penalty of $50,000 for each such failure.

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  If Ready Capital fails to distribute during each calendar year at least the sum of (a) 85% of Ready Capital's REIT ordinary income for such year, (b) 95% of Ready Capital's REIT capital gain net income for such year and (c) any undistributed taxable income from prior periods (the foregoing sum is referred to as the required distribution), Ready Capital will be subject to a 4% excise tax on the excess of the required distribution over the sum of (1) the amounts actually distributed (taking into account excess distributions from prior years), plus (2) retained amounts on which income tax is paid at the corporate level. Ready Capital has paid this excise tax with respect to certain taxable years.

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  Ready Capital may be required to pay monetary penalties to the IRS in certain circumstances, including if Ready Capital fails to meet record-keeping requirements intended to monitor Ready Capital's compliance with rules relating to the composition of Ready Capital's stockholders, as described below in "—Requirements for Qualification as a REIT."

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  A 100% excise tax may be imposed on some items of income and expense that are directly or constructively paid between Ready Capital and any TRSs Ready Capital may own if and to the extent that the IRS successfully adjusts the reported amounts of these items.

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  If Ready Capital acquires appreciated assets from a corporation that is not a REIT in a transaction in which the adjusted tax basis of the assets in Ready Capital's hands is determined by reference to the adjusted tax basis of the assets in the hands of the non-REIT corporation, it will be subject to tax on such appreciation at the corporate income tax rate then applicable if it subsequently recognize gain on a disposition of any such assets during the 5-year period following their acquisition from the non-REIT corporation. The results described in this paragraph assume that the non-REIT corporation will not elect, in lieu of this treatment, to be subject to an immediate tax when the asset is acquired by Ready Capital.

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  Ready Capital may elect to retain and pay income tax on Ready Capital's net long-term capital gain. In that case, a stockholder would include its proportionate share of Ready Capital's undistributed long-term capital gain (to the extent Ready Capital makes a timely designation of such gain to the stockholder) in its income, would be deemed to have paid the tax that Ready Capital paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the stockholder's basis in Ready Capital Common Stock. Stockholders that are U.S. corporations will also appropriately adjust their earnings and profits for the retained capital gains in accordance with Treasury Regulations to be promulgated.

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  Ready Capital may have subsidiaries or own interests in other lower-tier entities that are TRSs, including ReadyCap Holdings, Ready Capital TRS I, LLC, LoneStar Golf, Inc., Zalanta Resort at the Village, LLC and any other TRSs, the earnings of which would be subject to U.S. federal corporate income tax.

        In addition, Ready Capital may be subject to a variety of taxes other than U.S. federal income tax, including payroll taxes and state and local income, franchise property and other taxes. Ready Capital could also be subject to tax in situations and on transactions not presently contemplated.

Requirements for Qualification as a REIT

        The Code defines a REIT as a corporation, trust or association:

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  that is managed by one or more trustees or directors;

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  the beneficial ownership of which is evidenced by transferable stock or by transferable certificates of beneficial interest;

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  that would be taxable as a domestic corporation but for the special Code provisions applicable to REITs;

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  that is neither a financial institution nor an insurance company subject to specific provisions of the Code;

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  the beneficial ownership of which is held by 100 or more persons;

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  in which, during the last half of each taxable year, not more than 50% in value of the outstanding stock is owned, directly or indirectly, by five or fewer "individuals" (as defined in the Code to include specified entities);

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  that uses the calendar year for U.S. federal income tax purposes;

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  that has no earnings and profits from any non-REIT taxable year at the close of any taxable year;

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  that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year that has not been terminated or revoked; and

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  which meets other tests described below, including with respect to the nature of its income and assets and the amount of its distributions.

        The Code provides that the first through forth conditions must be met during the entire taxable year, and that the fifth condition must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year. The fifth and sixth conditions do not need to be satisfied for the first taxable year for which an election to become a REIT has been made. Ready Capital believes that Ready Capital has outstanding common stock with sufficient diversity of ownership to satisfy the requirements described in the fifth and sixth bullet points above. In addition, Ready Capital's charter provides restrictions regarding the ownership and transfer of Ready Capital's stock, which are intended, among other purposes, to assist in satisfying the share ownership requirements described in the fifth and sixth conditions. For purposes of the sixth condition, an "individual" generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust. For purposes of the sixth condition, an "individual" generally includes a supplemental unemployment compensation benefit plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust.

        To monitor compliance with the share ownership requirements, Ready Capital is generally required to maintain records regarding the actual ownership of Ready Capital's stock. To do so, Ready Capital must demand written statements each year from the record stockholders of significant percentages of Ready Capital's stock, in which the record stockholders are to disclose the actual owners of the stock (i.e., the persons required to include in gross income the dividends paid by Ready Capital). A list of those persons failing or refusing to comply with this demand must be maintained as part of Ready Capital's records. Failure by Ready Capital to comply with these record-keeping requirements could subject Ready Capital to monetary penalties. If Ready Capital satisfies these requirements and after exercising reasonable diligence would not have known that the sixth condition is not satisfied, Ready Capital will be deemed to have satisfied such condition. A stockholder that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with its tax return disclosing the actual ownership of the stock and other information.

        With respect to the seventh condition, Ready Capital has adopted December 31 as Ready Capital's taxable year end and thereby satisfy this requirement. With respect to the eighth condition, Ready Capital believes that Ready Capital has not had any non-REIT earnings and profits.

Effect of Subsidiary Entities

Ownership of Partnership Interests

        In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, such as the Ready Capital Operating Partnership, Treasury Regulations provide that the REIT is deemed to own its proportionate share of the partnership's assets and to earn its proportionate share of the partnership's gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test, described below, the determination of a REIT's interest in partnership assets will be based on the REIT's proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, Ready Capital's proportionate share of the assets and items of income of partnerships in which Ready Capital owns an equity interest is treated as an asset and as an item of income of Ready Capital for purposes of applying the REIT requirements described below. Consequently, to the extent that Ready Capital directly or indirectly holds a preferred or other equity interest in a partnership, the partnership's assets and operations may affect Ready Capital's ability to qualify as a REIT, even though Ready Capital may have no control or only limited influence over the partnership.

        As discussed in greater detail in "—Tax Aspects of Investments in Partnerships" below, Ready Capital's investment in a partnership involves special tax considerations. For example, it is possible that the IRS could treat a subsidiary partnership of Ready Capital as a corporation for U.S. federal income tax purposes. In this case, the subsidiary partnership would be subject to entity-level tax and the character of Ready Capital's assets and items of gross income would change, possibly causing Ready Capital to fail the requirements to qualify as a REIT. See "—Tax Aspects of Investments in Partnerships—Entity Classification" and "—Failure to Qualify as a REIT" below. In addition, special rules apply in the case of appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership. In general terms, these rules require that certain items of income, gain, loss and deduction associated with the contributed property be allocated to the contributing partner for U.S. federal income tax purposes. In certain circumstances, these rules could adversely affect Ready Capital. See "—Tax Aspects of Investments in Partnerships—Tax Allocations With Respect to Partnership Properties" below.

Disregarded Subsidiaries

        If a REIT owns a corporate subsidiary that is a "qualified REIT subsidiary," that subsidiary is disregarded for U.S. federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the REIT itself, including for purposes of the gross income and asset tests applicable to REITs, as summarized below. A qualified REIT subsidiary is any corporation, other than a TRS, that is wholly-owned by a REIT, by other disregarded subsidiaries or by a combination of the two. Single member limited liability companies that are wholly-owned by a REIT are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT gross income and asset tests. Disregarded subsidiaries, along with partnerships in which Ready Capital holds an equity interest, are sometimes referred to herein as "pass-through subsidiaries."

        In the event that a disregarded subsidiary ceases to be wholly-owned (for example, if any equity interest in the subsidiary is acquired by a person other than Ready Capital or another disregarded subsidiary of Ready Capital), the subsidiary's separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect Ready Capital's ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See "—Asset Tests" and "—Gross Income Tests."

Taxable REIT Subsidiaries

        A REIT, in general, may jointly elect with a subsidiary corporation, whether or not wholly-owned, to treat the subsidiary corporation as a TRS. The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for U.S. federal income tax purposes. Accordingly, such an entity would generally be subject to corporate income tax on its earnings, which may reduce the cash flow generated by Ready Capital and Ready Capital's subsidiaries in the aggregate and Ready Capital's ability to make distributions to Ready Capital's stockholders.

        Ready Capital has elected, together with each of Ready Capital's TRSs for certain of Ready Capital's subsidiaries to be treated as a TRS, and will elect, together with each of LoneStar Golf, Inc. and Zalanta Resort at the Village, LLC, for LoneStar Golf, Inc. and Zalanta Resort at the Village, LLC to be treated as TRSs, and Ready Capital may make TRS elections with respect to certain other entities Ready Capital may form in the future. Ready Capital holds a significant amount of Ready Capital's assets in Ready Capital's TRSs. For example, as a result of ReadyCap Holdings' SBLC license, ReadyCap Holdings' ability to distribute cash and other assets is subject to significant limitations, and as a result, ReadyCap Holdings, a TRS, is required to hold certain assets that would be qualifying real estate assets for purposes of the REIT asset tests, would generate qualifying income for purposes of the REIT 75% income tests, and would not be subject to corporate taxation if held by Ready Capital Operating Partnership. In addition, Ready Capital intends that loans that Ready Capital originates or buys with an intention of selling in a manner that might expose Ready Capital to the 100% tax on "prohibited transactions" will be originated or sold by a TRS. Furthermore, loans that are to be modified may be held by a TRS on the date of their modification and for a period of time thereafter. Finally, some or all of the real estate properties that Ready Capital may from time to time acquire by foreclosure or other procedure will likely be held in one or more TRSs. The Code and the Treasury Regulations promulgated thereunder provide a specific exemption from U.S. federal income tax that applies to a non-U.S. corporation that restricts its activities in the U.S. to trading in stock and securities (or any activity closely related thereto) for its own account whether such trading (or such other activity) is conducted by such a non-U.S. corporation or its employees through a resident broker, commission agent, custodian or other agent. Certain U.S. stockholders of such a non-U.S. corporation are required to include in their income currently their proportionate share of the earnings of such a corporation, whether or not such earnings are distributed. Ready Capital may invest in certain non-U.S. corporations with which Ready Capital will jointly make a TRS election which will be organized as Cayman Islands companies and will either rely on such exemption or otherwise operate in a manner so that such non-U.S. corporations will not be subject to U.S. federal income tax on their net income. Therefore, despite such contemplated entities' status as TRSs, such entities should generally not be subject to U.S. federal corporate income tax on their earnings. However, Ready Capital will likely be required to include in Ready Capital's income, on a current basis, the earnings of any such TRSs. This could affect Ready Capital's ability to comply with the REIT income tests and distribution requirement. See "—Gross Income Tests" and "—Annual Distribution Requirements."

        A REIT is not treated as holding the assets of a TRS in which the REIT holds an interest or as receiving any income that the TRS earns. Rather, the stock issued by the TRS is an asset in the hands of the REIT, and the REIT generally recognizes as income the dividends, if any, that it receives from the TRS. This treatment can affect the gross income and asset test calculations that apply to the REIT, as described below. Because a parent REIT does not include the assets and income of such TRSs in determining the parent's compliance with the REIT requirements, such entities may be used by the parent REIT to undertake indirectly activities that the REIT rules might otherwise preclude it from doing directly or through pass-through subsidiaries or render commercially unfeasible (for example, activities that give rise to certain categories of income such as non-qualifying fee or hedging income, or transactions subject to the penalty tax on "prohibited transactions" described below). If dividends are paid to Ready Capital by one or more TRSs Ready Capital may own, then a portion of the dividends that Ready Capital distributes to stockholders who are taxed at individual rates generally will be eligible for taxation at preferential qualified dividend income tax rates rather than at ordinary income rates. See "—Taxation of Taxable U.S. Stockholders" and "—Annual Distribution Requirements."

        Certain restrictions imposed on TRSs are intended to ensure that such entities will be subject to appropriate levels of U.S. federal income taxation. First, a TRS may not deduct interest payments made in any year to an affiliated REIT to the extent that the excess of such payments over the TRS's interest income exceeds, generally, 50% of the TRS's adjusted taxable income for that year (although the TRS may carry forward to, and deduct in, a succeeding year the disallowed interest amount if the 50% test is satisfied in that year). Since this limitation generally only applies to interest expense to the extent it exceeds a TRS's interest income, the limitation may not have a significant impact on TRSs that primarily hold debt investments. In addition, if amounts are paid to a REIT or deducted by a TRS due to transactions between a REIT, its tenants and/or the TRS, that exceed the amount that would be paid to or deducted by a party in an arm's-length transaction, the REIT generally will be subject to an excise tax equal to 100% of such excess. Ready Capital intends to continue to scrutinize all of Ready Capital's transactions with any of Ready Capital's subsidiaries that are treated as TRSs in an effort to ensure that Ready Capital will not become subject to this excise tax; however, Ready Capital cannot assure you that Ready Capital will be successful in avoiding this excise tax.

        Ready Capital intends to hold a significant amount of assets in Ready Capital's TRSs, subject to the limitation that securities in TRSs may not represent more than 20% of Ready Capital's assets. In general, Ready Capital intends that SBC loans that Ready Capital originates or buys with an intention of selling in a manner that might expose Ready Capital to a 100% tax on certain "prohibited transactions" will be originated or sold by a TRS. The TRS through which any such sales are made may be treated as a dealer for U.S. federal income tax purposes. As a dealer, the TRS would in general mark all the loans it holds, other than loans that are not held by primarily for sale to customers in the ordinary course of the TRS's trade or business, on the last day of each taxable year to their market value, and would recognize ordinary income or loss on such loans with respect to such taxable year as if they had been sold for that value on that day. In addition, such TRS may elect to be subject to the mark-to-market regime described above in the event that the TRS is properly classified as a "trader" as opposed to a "dealer" for U.S. federal income tax purposes.

Taxable Mortgage Pools

        An entity, or a portion of an entity, is classified as a taxable mortgage pool under the Code if:

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  substantially all of its assets consist of debt obligations or interests in debt obligations;

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  more than 50% of those debt obligations are real estate mortgage loans or interests in real estate mortgage loans as of specified testing dates;

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  the entity has issued debt obligations that have two or more maturities; and

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  the payments required to be made by the entity on its debt obligations "bear a relationship" to the payments to be received by the entity on the debt obligations that it holds as assets.

        Under Treasury Regulations, if less than 80% of the assets of an entity (or a portion of an entity) consist of debt obligations, these debt obligations are considered not to comprise "substantially all" of its assets, and therefore the entity would not be treated as a taxable mortgage pool. Ready Capital may enter into transactions that could result in Ready Capital, Ready Capital Operating Partnership or a portion of Ready Capital's assets being treated as a "taxable mortgage pool" for U.S. federal income tax purposes, to the extent structured in a manner other than a REMIC. Specifically, Ready Capital may securitize SBC loans, residential or commercial loans that Ready Capital acquires and certain securitizations may result in Ready Capital owning interests in a taxable mortgage pool. Ready Capital would be precluded from holding equity interests in such a securitization through Ready Capital Operating Partnership at any time that Ready Capital Operating Partnership is treated as a partnership for U.S. federal income tax purposes. Accordingly, Ready Capital would likely enter into such a transaction through a qualified REIT subsidiary of its subsidiary REIT or another subsidiary REIT of Ready Capital Operating Partnership, and will be precluded from selling to outside investors equity interests in such a securitization or from selling any debt securities issued in connection with such a securitization that might be considered to be equity interests for U.S. federal income tax purposes.

        A taxable mortgage pool generally is treated as a corporation for U.S. federal income tax purposes. However, special rules apply to a REIT, a portion of a REIT, or a qualified REIT subsidiary that is a taxable mortgage pool. If a REIT, including a subsidiary REIT formed by Ready Capital Operating Partnership, owns directly, or indirectly through one or more qualified REIT subsidiaries or other entities that are disregarded as a separate entity for U.S. federal income tax purposes, 100% of the equity interests in the taxable mortgage pool, the taxable mortgage pool will be a qualified REIT subsidiary and, therefore, ignored as an entity separate from the REIT for U.S. federal income tax purposes and would not generally affect the tax qualification of the REIT. Rather, the consequences of the taxable mortgage pool classification would generally, except as described below, be limited to the REIT's stockholders. See "—Excess Inclusion Income." If such a subsidiary REIT of Ready Capital Operating Partnership owns less than 100% of the ownership interests in a subsidiary that is a taxable mortgage pool, the foregoing rules would not apply. Rather, the subsidiary would be treated as a corporation for U.S. federal income tax purposes, and would be subject to corporate income tax. In addition, this characterization would alter the REIT income and asset test calculations of such a subsidiary REIT and could adversely affect such REIT's compliance with those requirements, which, in turn, could affect Ready Capital's compliance with the REIT requirements. Ready Capital does not expect that Ready Capital, or any subsidiary REIT owned by Ready Capital Operating Partnership, would form any subsidiary that would become a taxable mortgage pool, in which Ready Capital owns some, but less than all, of the ownership interests, and Ready Capital intends to monitor the structure of any taxable mortgage pools in which Ready Capital has an interest to ensure that they will not adversely affect Ready Capital's qualification as a REIT. The Ready Capital Operating Partnership

currently holds interests in certain existing securitizations that were structured so as to not be treated as taxable mortgage pools. If the IRS were to successfully assert that any such securitization is a taxable mortgage pool, the assets held in the securitization would be subject to U.S. federal corporate income tax, and Ready Capital could fail to qualify as a REIT.

Subsidiary REITs

        The Ready Capital Operating Partnership has established Ready Capital's subsidiary REIT, and may establish one or more additional subsidiary REITs, to hold certain assets and conduct certain activities. Such subsidiary REITs are treated as separate entities for U.S. federal income tax purposes, and Ready Capital is not treated as owning the assets of such subsidiary REIT or recognizing the income recognized by such subsidiary REIT. Such subsidiary REIT are generally subject to U.S. federal income tax in the same manner as Ready Capital and are subject to the same gross income tests, asset tests and other REIT qualification requirements and considerations as are applicable to Ready Capital.

        The stock of a subsidiary REIT is a qualifying asset to Ready Capital for the purpose of the 75% asset test so long as such subsidiary REIT continues to qualify as a REIT for U.S. federal income tax purposes. See "—Asset Tests." Dividends received by Ready Capital Operating Partnership from such subsidiary REIT will be qualifying income to Ready Capital for purposes of both the 75% and 95% gross income tests. See "—Gross Income Tests—Dividend Income." Ready Capital may capitalize a subsidiary REIT with debt in addition to equity. Such debt (which is issued by non-publicly offered REITs) will generally not be a qualifying asset for purposes of the 75% asset test. See "—Asset Tests." Interest paid to Ready Capital on such debt will generally be qualifying income for purposes of the 95% gross income test but not the 75% gross income test. See "—Gross Income Tests—Interest Income."

Gross Income Tests

        In order to maintain Ready Capital's qualification as a REIT, Ready Capital must annually satisfy two gross income tests. First, at least 75% of Ready Capital's gross income for each taxable year, excluding gross income from sales of inventory or dealer property in "prohibited transactions" and certain hedging and foreign currency transactions, must consist of defined types of income that Ready Capital derives, directly or indirectly, from investments relating to real property or mortgage loans on real property or qualified temporary investment income. Qualifying income for purposes of the 75% gross income test generally includes:

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  rents from real property;

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  interest on debt secured by a mortgage on real property or on interests in real property;

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  dividends or other distributions on, and gain from the sale of, stock in other REITs;

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  gain from the sale of real estate assets (other than a nonqualified publicly offered REIT debt instrument);

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  income and gain derived from foreclosure property;

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  amounts, such as commitment fees, received in consideration for entering into an agreement to make a loan secured by real property, unless such amounts are determined by income and profits;

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  income derived from a REMIC in proportion to the real estate assets held by the REMIC, unless at least 95% of the REMIC's assets are real estate assets, in which case all of the income derived from the REMIC; and

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  income derived from certain kinds of temporary investments.

        Second, at least 95% of Ready Capital's gross income in each taxable year, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of stock or securities, which need not have any relation to real property. Ready Capital intends to monitor the amount of Ready Capital's non-qualifying income and manage Ready Capital's portfolio of assets to comply with the gross income tests, but Ready Capital cannot assure you that Ready Capital will be successful in the effort.

        For purposes of the 75% and 95% gross income tests, a REIT is deemed to have earned a proportionate share of the income earned by any partnership, or any limited liability company treated as a partnership for U.S. federal income tax purposes, in which it owns an interest, which share is determined by reference to its capital interest in such entity, and is deemed to have earned the income earned by any qualified REIT subsidiary or disregarded entity.

Interest Income

        Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test to the extent that the obligation is secured by a mortgage on real property. If Ready Capital receives interest income with respect to a mortgage loan that is secured by both real property and personal property, and the value of the personal property securing the mortgage exceeds 15% of the value of all property securing the mortgage and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that Ready Capital acquired the mortgage loan, the interest income will be apportioned between the real property and the personal property, and Ready Capital's income from the arrangement will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property. If a mortgage is secured by both real property and personal property and the value of the personal property does not exceed 15% of the aggregate value of the property securing the mortgage, the mortgage is treated as secured solely by real property for this purpose. Thus, there is no apportionment for purposes of the asset tests or the gross income tests if the fair market value of personal property securing the loan does not exceed 15% of the fair market value of all property securing the loan. Even if a loan is not secured by real property or is under secured, the income that it generates may nonetheless qualify for purposes of the 95% gross income test.

        To the extent that a REIT is required to apportion its annual interest income to the real property security, the apportionment is based on a fraction, the numerator of which is the value of the real property securing the loan, determined when the REIT commits to acquire the loan, and the denominator of which is the highest "principal amount" of the loan during the year. In IRS Revenue Procedure 2014-51 the IRS interprets the "principal amount" of the loan to be the face amount of the loan, despite the Code requiring taxpayers to treat gain attributable to any market discount, that is the difference between the purchase price of the loan and its face amount, for all purposes (other than certain withholding and information reporting purposes) as interest.

        To the extent the face amount of any loan that Ready Capital holds that is secured by both real property and other property exceeds the value of the real property securing such loan, the interest apportionment rules described above may apply to certain of Ready Capital's loan assets unless the loan is secured solely by real property and personal property and the value of the personal property does not exceed 15% of the value of the property securing the loan. Thus, depending upon the value of the real property securing Ready Capital's mortgage loans and their face amount, and the other sources of Ready Capital's gross income generally, Ready Capital may fail to meet the 75% REIT gross income test. In addition, although Ready Capital will endeavor to accurately determine the values of the real property securing Ready Capital's loans at the time Ready Capital acquires or commit to acquire such loans, such values may not be susceptible to a precise determination and will be determined based on the information available to Ready Capital at such time. If the IRS were to successfully challenge

Ready Capital's valuations of such assets and such revaluations resulted in a higher portion of the Combined Company's interest income being apportioned to property other than real property, Ready Capital could fail to meet the 75% REIT gross income test. If Ready Capital does not meet this test, Ready Capital could potentially lose Ready Capital's REIT qualification or be required to pay a penalty tax to the IRS. Furthermore, prior to 2016, the apportionment rules described above applied to any debt instrument that was secured by real and personal property if the principal amount of the loan exceeded the value of the real property securing the loan. As a result, prior to 2016, these apportionment rules applied to mortgage loans held by Ready Capital and its predecessors and ORM even if the personal property securing the loan did not exceed 15% of the total property securing the loan. Ready Capital and its successors have held significant mortgage loans that are secured by both real property and personal property. If the IRS were to successfully challenge the application of these rules, Ready Capital could fail to meet the 75% REIT gross income test and potentially lose Ready Capital's REIT qualification or be required to pay a penalty tax to the IRS. In addition, although Ready Capital will endeavor to accurately determine the values of the real property securing Ready Capital's loans at the time Ready Capital acquires or commits to acquire such loans, such values may not be susceptible to a precise determination and will be determined based on the information available to Ready Capital at such time. If the IRS were to successfully challenge Ready Capital's valuations of such assets and such revaluations resulted in a higher portion of Ready Capital's interest income being apportioned to property other than real property, Ready Capital could fail to meet the 75% REIT gross income test. If Ready Capital does not meet this test, Ready Capital could potentially lose Ready Capital's REIT qualification or be required to pay a penalty tax to the IRS.

        In addition, if Ready Capital modifies any of its distressed debt investments by an agreement with the borrower, and if the modification is treated as a "significant modification" under the applicable Treasury regulations, the modified debt will be considered to have been reissued to Ready Capital in a debt-for-debt exchange with the borrower. In that event, Ready Capital may generally be required to reapportion the interest income to the real property security based on the value of the real property at the time of the modification, which may have reduced considerably. In Revenue Procedure 2014-51, the IRS provided a safe harbor under which a REIT is not required to reapportion the interest income on a mortgage loan upon a modification of the loan if the modification was occasioned by a default or would present a substantially reduced risk of default, and certain other requirements are met. Revenue Procedure 2014-51 may therefore allow Ready Capital to modify certain of Ready Capital's distressed debt investments without adversely affecting the qualification of interest income from such debt investments for purposes of the 75% gross income test. However, Ready Capital may enter into modifications of distressed debt investments that do not qualify for the safe harbor provided in Revenue Procedure 2014-51, which could adversely affect Ready Capital's ability to satisfy the 75% gross income test.

        Ready Capital believes that substantially all of the interest, OID, and market discount income that Ready Capital receives from debt instruments is qualifying income for purposes of the 95% gross income tests. However, a significant portion of the loans that Ready Capital holds have a loan amount in excess of the value of the real property securing the loan. As a result, if the value of personal property equals or exceeds 15% of the total fair market value and the apportionment rules apply, income from such loans is qualifying income for purposes of the 75% gross income test only to the extent of the ratio of the fair market value of the real property over the highest unpaid balance of the loan in the taxable year. In addition, Ready Capital holds certain assets, including unsecured loans, loans secured by assets other than real property, and loans issued by Ready Capital's TRSs, and Ready Capital may acquire certain assets, including interests in MBS secured by assets other than real property, that do not generate qualifying income for purposes of the 75% gross income test. Accordingly, Ready Capital's ability to invest in such assets is limited. Furthermore, although Ready Capital intends to monitor the income generated by these assets so as to satisfy the 75% gross income test, no assurance can be provided that Ready Capital will be successful in this regard. Accordingly,

Ready Capital's investment in such assets could cause Ready Capital to fail to satisfy the REIT gross income tests, which could cause Ready Capital to fail to qualify as a REIT.

        Prior to the formation transactions of Pre-Merger Sutherland, the Ready Capital Operating Partnership had accounted for its interest in certain SBC securitizations as an interest in a single debt instrument for U.S. federal income tax purposes. In connection with the formation transactions of Pre-Merger Sutherland, the predecessor of the Ready Capital Operating Partnership was treated as terminating for U.S. federal income tax purposes, and the Ready Capital Operating Partnership was treated as a new partnership that acquired the assets of such predecessor for U.S. federal income tax purposes. Beginning with such transactions, the Ready Capital Operating Partnership has properly accounted for its interests in these securitizations as interests in the underlying loans for U.S. federal income tax purposes. Since Ready Capital did not have complete information regarding the tax basis of each of the loans held by the Ready Capital Operating Partnership at the time of the formation transactions of Pre-Merger Sutherland, the computation of taxable income with respect to these interests could be subject to adjustment by the IRS. While Ready Capital believes that any such adjustment would not be significant in amount, the resulting redetermination of Ready Capital's or the Combined Company's gross income for U.S. federal income tax purposes could cause such company to fail to satisfy the REIT gross income tests, which could cause Sutherland or Ready Capital to fail to qualify as a REIT. In addition, if any such adjustment resulted in an increase to Ready Capital's REIT taxable income, Ready Capital could be required to pay a deficiency dividend in order to maintain Ready Capital's REIT qualification. See "—Annual Distribution Requirements."

        Ready Capital has and may continue to invest in MBS that are either pass-through certificates or CMOs. Ready Capital expects that such MBS are treated either as interests in a grantor trust or as regular interests in a REMIC for U.S. federal income tax purposes and that substantially all of the interest income, OID and market discount from Ready Capital's MBS will be qualifying income for the 95% gross income test. In the case of MBS treated as interests in grantor trusts, Ready Capital would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest, OID and market discount on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property, as discussed above. In the case of MBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of its interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce non-qualifying income for the holder of the related REMIC securities. In connection with the expanded HARP program, the IRS issued guidance providing that, among other things, if a REIT holds a regular or residual interest in an "eligible REMIC" that informs the REIT that at least 80% of the REMIC's assets constitute real estate assets, then the REIT may treat 80% of the gross income received with respect to the interest in the REMIC as interest on an obligation secured by a mortgage on real property for the purpose of the 75% REIT gross income test. For this purpose, a REMIC is an "eligible REMIC" if (i) the REMIC has received a guarantee from Fannie Mae or Freddie Mac that will allow the REMIC to make any principal and interest payments on its regular and residual interests and (ii) all of the REMIC's mortgages and pass-through certificates are secured by interests in single-family dwellings. If Ready Capital was to acquire an interest in an eligible REMIC less than 95% of the assets of which constitute real estate assets, the IRS guidance described above may generally allow Ready Capital to treat 80% of the gross income derived from the interest as qualifying income for the purpose of the 75% REIT gross income test. However, the remaining portion of such income would not generally be qualifying income for the purpose of the 75% REIT gross income test, which could adversely affect Ready Capital's ability to qualify as a REIT. Ready Capital expects that substantially all of Ready Capital's income from MBS will be qualifying income for purposes of the REIT gross income tests.

        Ready Capital believes that the interest, OID, and market discount income that Ready Capital receives from Ready Capital's MBS generally will be qualifying income for purposes of both the 75% and 95% gross income tests. However, to the extent that Ready Capital owns non-REMIC CMO obligations or other debt instruments secured by mortgage loans (rather than by real property) or secured by non-real estate assets, or debt securities that are not secured by mortgages on real property or interests in real property, the interest income received with respect to such securities generally will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. In addition, the loan amount of a mortgage loan that Ready Capital owns may exceed the value of the real property securing the loan. In that case, income from the loan will be qualifying income for purposes of the 95% gross income test, but the interest attributable to the amount of the loan that exceeds the value of the real property securing the loan will not be qualifying income for purposes of the 75% gross income test.

        Ready Capital may purchase MBS issued by government-sponsored enterprises ("Agency MBS") through to-be announced trades ("TBAs") and Ready Capital may recognize income or gains from the disposition of those TBAs, through dollar roll transactions or otherwise. There is no direct authority with respect to the qualification of income or gains from dispositions of TBAs as gains from the sale of real property (including interests in real property and interests in mortgages on real property) or other qualifying income for purposes of the 75% gross income test. Consequently, Ready Capital's ability to enter into dollar roll transactions and other dispositions of TBA could be limited. No assurance can be given that the IRS will treat such income as qualifying income. Ready Capital does not expect such income to adversely affect Ready Capital's ability to meet the 75% gross income test. In the event that such income were determined not to be qualifying for the 75% gross income test, Ready Capital could be subject to a penalty tax or Ready Capital could fail to qualify as a REIT if such income when added to any other non-qualifying income exceeded 25% of Ready Capital's gross income.

        Ready Capital may also hold excess MSRs, which means the portion of an MSR that exceeds the arm's length fee for services performed by the mortgage servicer. In recent private letter rulings, the IRS ruled that interest received by a REIT from excess MSRs meeting certain requirements will be considered interest on obligations secured by mortgages on real property for purposes of the 75% REIT gross income test. A private letter ruling may be relied upon only by the taxpayer to whom it is issued, and the IRS may revoke a private letter ruling. Consistent with the analysis adopted by the IRS in that private letter ruling and based on advice of counsel, Ready Capital intends to treat such income from any excess MSRs Ready Capital acquires that meet the requirements provided in the private letter ruling as qualifying income for purposes of the 75% and 95% gross income tests. Notwithstanding the IRS's determination in the private letter ruling described above, it is possible that the IRS could successfully assert that such income does not qualify for purposes of the 75% and/or 95% gross income tests, which, if such income together with other income Ready Capital earns that does not qualify for the 75% or 95% gross income test, as applicable, exceeded 25% or 5% of Ready Capital's gross income, could cause Ready Capital to be subject to a penalty tax and could impact Ready Capital's ability to qualify as a REIT. See "—Gross Income Tests—Failure to Satisfy the Gross Income Tests" and "—Failure to Qualify as a REIT." To the extent Ready Capital acquires MSRs other than excess MSRs, Ready Capital expects that Ready Capital would hold such MSRs in a TRS in order to avoid recognizing non-qualifying income for purposes of the REIT gross income tests.

Dividend Income

        Ready Capital may receive distributions from TRSs or other corporations that are not REITs or qualified REIT subsidiaries. These distributions are generally classified as dividend income to the extent of the earnings and profits of the distributing corporation. Such distributions generally constitute qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Any dividends received by Ready Capital from a REIT will be qualifying income in Ready Capital's hands for purposes of both the 95% and 75% gross income tests.

Hedging Transactions

        Ready Capital may enter into hedging transactions with respect to one or more of Ready Capital's assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Under the Code, any income that the Combined Company generates from transactions intended to hedge its interest rate risks will generally be excluded from gross income for purposes of the 75% and 95% gross income tests if (i) the instrument (A) hedges interest rate risk or foreign currency exposure on liabilities used to carry or acquire real estate assets or (B) hedges risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% gross income tests, or (C) hedges an instrument described in clause (A) or (B) for a period following the extinguishment of the liability or the disposition of the asset that was previously hedged by the hedged instrument, and (ii) such instrument is properly identified under applicable Treasury Regulations. Any income from other hedges would generally constitute non-qualifying income for purposes of both the 75% and 95% gross income tests. Ready Capital intends to structure any hedging transactions in a manner that does not jeopardize Ready Capital's qualification as a REIT, but there can be no assurance that Ready Capital will be successful in this regard.

Rents from Real Property

        With respect to real property or interests therein owned by Ready Capital, rents Ready Capital receives qualify as "rents from real property" in satisfying the gross income tests described above, only if several conditions are met, including the following. If rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under any particular lease, then the portion of the rent attributable to such personal property will not qualify as rents from real property. The determination of whether an item of personal property constitutes real or personal property under the REIT provisions of the Code is subject to both legal and factual considerations and is therefore subject to different interpretations.

        In addition, in order for rents received by Ready Capital to qualify as "rents from real property," the rent must not be based in whole or in part on the income or profits of any person. However, an amount will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of sales or if it is based on the net income of a tenant which derives substantially all of its income with respect to such property from subleasing of substantially all of such property, to the extent that the rents paid by the subtenants would qualify as rents from real property, if earned directly by Ready Capital. Moreover, for rents received to qualify as "rents from real property," Ready Capital generally must not operate or manage the property or furnish or render certain services to the tenants of such property, other than through an "independent contractor" who is adequately compensated and from which Ready Capital derives no income or through a TRS. Ready Capital is permitted, however, to perform services that are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered rendered to the occupant of the property. In addition, Ready Capital may directly or indirectly provide non-customary services to tenants of Ready Capital's properties without disqualifying all of the rent from the property if the payment for such services does not exceed 1% of the total gross income from the property. In such a case, only the amounts for non-customary services are not treated as rents from real property and the provision of the services does not disqualify the related rent.

        Rental income will qualify as rents from real property only to the extent that Ready Capital does not directly or constructively own, (i) in the case of any tenant which is a corporation, stock possessing

10% or more of the total combined voting power of all classes of stock entitled to vote, or 10% or more of the total value of shares of all classes of stock of such tenant, or (ii) in the case of any tenant which is not a corporation, an interest of 10% or more in the assets or net profits of such tenant. Following the Merger, Ready Capital intends to monitor any rental income Ready Capital receives in order to determine if the rent is treated as paid by an entity that is treated as related to Ready Capital for purposes of these rules. However, the attribution rules that apply for purposes of the above rules are complex, and no assurance can be provided that the rental income Ready Capital receives will not be treated as related party received from related parties under the above rules.

Investments in Non-U.S. Corporations

        Ready Capital may make investments in non-U.S. corporations some of which may, together with Ready Capital, make a TRS election. Ready Capital likely will be required to include in Ready Capital's income, even without the receipt of actual distributions, earnings from any such non-U.S. TRSs or other non-U.S. corporations in which Ready Capital holds an equity interest. Under recently issued IRS guidance, such income inclusions are generally treated as qualifying income for purposes of the 95% gross income test notwithstanding the fact that the income is not included in the enumerated categories of income qualifying for the 95% gross income test. Such income inclusions are not generally treated a qualifying income for purposes of the 75% gross income test.

Failure to Satisfy the Gross Income Tests

        Ready Capital intends to monitor Ready Capital's sources of income, including any non-qualifying income received by Ready Capital, so as to ensure Ready Capital's compliance with the gross income tests. Ready Capital cannot assure you, however, that Ready Capital will be able to satisfy the gross income tests. If Ready Capital fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, Ready Capital may still qualify as a REIT for the year if Ready Capital is entitled to relief under applicable provisions of the Code. These relief provisions will generally be available if Ready Capital's failure to meet these tests was due to reasonable cause and not due to willful neglect and, following the identification of such failure, Ready Capital sets forth a description of each item of Ready Capital's gross income that satisfies the gross income tests in a schedule for the taxable year filed in accordance with the Treasury Regulations. It is not possible to state whether Ready Capital would be entitled to the benefit of these relief provisions in all circumstances. If these relief provisions are inapplicable to a particular set of circumstances involving Ready Capital, Ready Capital will not qualify as a REIT. As discussed above under "—Taxation of REITs in General," even where these relief provisions apply, a tax would be imposed upon the profit attributable to the amount by which Ready Capital fails to satisfy the particular gross income test.

Phantom Income

        Due to the nature of the assets in which Ready Capital will invest, Ready Capital may be required to recognize taxable income from certain of Ready Capital's assets in advance of Ready Capital's receipt of cash flow on or proceeds from disposition of such assets, and Ready Capital may be required to report taxable income in early periods that exceeds the economic income ultimately realized on such assets.

        Ready Capital has and may continue to acquire debt instruments, including SBC loans, mortgage loans, and MBS, in the secondary market for less than their face amount. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as "market discount" for U.S. federal income tax purposes. Ready Capital expects to accrue market discount on a constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Accrued market discount is reported as income when, and to the extent that, any payment of principal on the debt instrument is received, unless Ready Capital elects to include accrued market discount in incomes as it accrues. Principal payments on certain loans are made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument would ultimately be collected in full. If Ready Capital collects less on the debt instrument than Ready Capital's purchase price plus any market discount Ready Capital had previously reported as income, Ready Capital may not be able to benefit from any offsetting loss deductions in subsequent years. In certain cases, Ready Capital may be able to cease accruing interest income with respect to a debt instrument, to the extent there is reasonable doubt as to Ready Capital's ability to collect such interest income. However, if Ready Capital recognizes insufficient interest income, and the IRS were to successfully assert that Ready Capital did not accrue the appropriate amount of income with respect to such a debt instrument in a given taxable year, Ready Capital may be required to increase Ready Capital's taxable income with respect to such year, which could cause Ready Capital to be required to pay a deficiency dividend or a tax on undistributed income, or fail to qualify as a REIT.

        Some of the MBS and other debt instruments that Ready Capital purchases will likely have been issued with OID. Ready Capital will be required to accrue OID based on a constant yield method and income will accrue on the debt instruments based on the assumption that all future payments on such debt instruments will be made. If such debt instruments turn out not to be fully collectible, an offsetting loss will only become available in a later year when uncollectability is provable. Moreover, such loss will likely be treated as a capital loss in the hands of Ready Capital Operating Partnership, and the utility of that deduction would therefore depend on Ready Capital's having capital gain in that later year or thereafter. In addition, Ready Capital may also acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt are "significant modifications" under the applicable Treasury Regulations, the modified debt may be considered to have been reissued to Ready Capital at a gain in a debt-for-debt exchange with the borrower, with gain recognized by Ready Capital to the extent that the principal amount of the modified debt exceeds Ready Capital's cost of purchasing it prior to modification. To the extent that such modifications are made with respect to a debt instrument held by a TRS treated as a dealer for U.S. federal income tax purposes, such TRS would be required at the end of each taxable year, including the taxable year in which any such modification were made, to mark the modified debt obligation to its fair market value as if the debt obligation were sold. In that case, such TRS would recognize a loss at the end of the taxable year in which the modification were made to the extent the fair market value of such debt obligation were less than its principal amount after the modification. Ready Capital may also be required under the terms of the indebtedness that Ready Capital incurs to use cash received from interest payments to make principal payment on that indebtedness, with the effect that Ready Capital will recognize income but will not have a corresponding amount of cash available for distribution to Ready Capital's stockholders.

        Ready Capital also may hold excess MSRs, which means the portion of an MSR that exceeds the arm's-length fee for services performed by the mortgage servicer. Based on IRS guidance concerning the classification of MSRs, Ready Capital intends to treat any excess MSRs Ready Capital acquires as ownership interests in the interest payments made on the underlying mortgage loans, akin to an "interest only" strip. Under this treatment, for purposes of determining the amount and timing of taxable income, each excess MSR is treated as a bond that was issued with OID on the date Ready Capital acquired such excess MSR. In general, Ready Capital will be required to accrue OID based on the constant yield to maturity of each excess MSR, and to treat such OID as taxable income in accordance with the applicable U.S. federal income tax rules. The constant yield of an excess MSR will be determined, and Ready Capital will be taxed, based on a prepayment assumption regarding future payments due on the mortgage loans underlying the excess MSR. If the mortgage loans underlying an excess MSR prepay at a rate different than that under the prepayment assumption, Ready Capital's recognition of OID will be either increased or decreased depending on the circumstances. Thus, in a particular taxable year, Ready Capital may be required to accrue an amount of income in respect of an excess MSR that exceeds the amount of cash collected in respect of that excess MSR. Furthermore, it is possible that, over the life of the investment in an excess MSR, the total amount Ready Capital pays for, and accrues with respect to, the excess MSR may exceed the total amount Ready Capital collects on such excess MSR. No assurance can be given that Ready Capital will be entitled to a deduction for such excess, meaning that Ready Capital may be required to recognize phantom income over the life of an excess MSR.

        Due to each of these potential differences between income recognition or expense deduction and related cash receipts or disbursements, there is a significant risk that Ready Capital may have substantial taxable income in excess of cash available for distribution. In that event, Ready Capital may need to borrow funds or take other actions to satisfy the REIT distribution requirements for the taxable year in which this "phantom income" is recognized. See "—Annual Distribution Requirements."

Asset Tests

        Ready Capital, at the close of each calendar quarter, must also satisfy multiple tests relating to the nature of Ready Capital's assets.

        First, at least 75% of the value of Ready Capital's total assets must be represented by some combination of "real estate assets," cash, cash items, U.S. Government securities and, under some circumstances, stock or debt instruments purchased with new capital. For this purpose, "real estate assets" include interests in real property, such as land, buildings, leasehold interests in real property, personal property leased with real property if rents attributable to the personal property do not exceed 15% of total rents, stock of other corporations that qualify as REITs, interests in mortgages in real property or on interests in real property, debt instruments issued by publicly offered REITs, interests in obligations secured by both real property and personal property if the fair market value of the personal property does not exceed 15% of the total fair market value of all property securing such mortgage, and certain kinds of MBS and mortgage loans. Assets that do not qualify for purposes of the 75% test are subject to the additional asset tests described below. Second, the value of any one issuer's securities owned by Ready Capital may not exceed 5% of the value of Ready Capital's gross assets. Third, Ready Capital may not own more than 10% of any one issuer's outstanding securities, as measured by either voting power or value. Fourth, the aggregate value of all securities of TRSs held by Ready Capital may not exceed 20% of the value of Ready Capital's gross assets. Fifth, not more than 25% of the value of Ready Capital's gross assets is represented by nonqualified publicly offered REIT debt instruments.

        The 5% and 10% asset tests do not apply to stock and securities of TRSs and qualified REIT subsidiaries. The 10% value test does not apply to certain "straight debt" and other excluded securities, as described in the Code, including any loan to an individual or an estate, any obligation to pay rents from real property and any security issued by a REIT. In addition, (i) a REIT's interest as a partner in a partnership is not considered a security for purposes of applying the 10% value test; (ii) any debt instrument issued by a partnership (other than straight debt or other excluded security) will not be considered a security issued by the partnership if at least 75% of the partnership's gross income is derived from sources that would qualify for the 75% REIT gross income test; and (iii) any debt instrument issued by a partnership (other than straight debt or other excluded security) will not be considered a security issued by the partnership to the extent of the REIT's interest as a partner in the partnership.

        For purposes of the 10% value test, "straight debt" means a written unconditional promise to pay on demand on a specified date a sum certain in money if (i) the debt is not convertible, directly or indirectly, into stock, (ii) the interest rate and interest payment dates are not contingent on profits, the borrower's discretion, or similar factors other than certain contingencies relating to the timing and amount of principal and interest payments, as described in the Code and (iii) in the case of an issuer which is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if Ready Capital, and any of Ready Capital's "controlled taxable REIT subsidiaries" as defined in the Code, hold any securities of the corporate or partnership issuer which (A) are not straight debt or other excluded securities (prior to the application of this rule), and (B) have an aggregate value greater than 1% of the issuer's outstanding securities (including, for the purposes of a partnership issuer, Ready Capital's interest as a partner in the partnership).

        After initially meeting the asset tests at the close of any quarter, Ready Capital will not lose Ready Capital's qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If Ready Capital fails to satisfy the asset tests because Ready Capital acquires assets during a quarter, Ready Capital can cure this failure by disposing of sufficient non-qualifying assets within 30 days after the close of that quarter. If Ready Capital fails the 5% asset test, or the 10% vote or value asset tests at the end of any quarter and such failure is not cured within 30 days thereafter, Ready Capital may dispose of sufficient assets (generally within six months after the last day of the quarter in which the identification of the failure to satisfy these asset tests occurred) to cure such a violation that does not exceed the lesser of 1% of Ready Capital's assets at the end of the relevant quarter or $10,000,000. If Ready Capital fails any of the other asset tests or Ready Capital's failure of the 5% and 10% asset tests is in excess of the de minimis amount described above, as long as such failure was due to reasonable cause and not willful neglect, it is permitted to avoid disqualification as a REIT, after the 30 day cure period, by taking steps, including the disposition of sufficient assets to meet the asset test (generally within six months after the last day of the quarter in which the identification of the failure to satisfy the REIT asset test occurred) and paying a tax equal to the greater of $50,000 or the highest corporate income tax rate (currently 21%) of the net income generated by the non-qualifying assets during the period in which Ready Capital failed to satisfy the asset test.

        Ready Capital believes that the majority of the SBC loans and MBS that Ready Capital intends to own generally are qualifying assets for purposes of the 75% asset test. However, certain of the assets that Ready Capital holds or intends to hold, including debt instruments secured by non-real estate assets, unsecured debt, debt securities issued by C corporations or other fixed-income securities that are not secured by mortgages on real property or on interests in real property, or non-real estate ABS or other debt instruments secured by mortgage loans (rather than by real property), will generally not be qualifying assets for purposes of the 75% asset test.

        A real estate mortgage loan that Ready Capital owns generally will be treated as a real estate asset for purposes of the 75% REIT asset test if, on the date that Ready Capital acquires or originates the mortgage loan, the value of the real property securing the loan (which, beginning in 2016, includes for these purposes personal property securing the loan if such personal property does not exceed 15% of the total fair market value of all of the property securing such loan) is equal to or greater than the principal amount of the loan or the loan either is secured only by real property or in the case of a loan secured by real and personal property, the value of the personal property securing the loan does not exceed 15% of the value of all property securing the loan. In the event that Ready Capital invests in a mortgage loan that is secured by both real property and personal property the value of which is more than 15% of the value of all property securing the loan (and, beginning in 2016, the fair market value of the other property securing the loan exceeds 15% of the total fair market value of all of the property securing such loan), Revenue Procedure 2014-51, may apply to determine what portion of the mortgage loan will be treated as a real estate asset for purposes of the 75% asset test. Pursuant to Revenue Procedure 2014-51, the IRS has announced that it will not challenge a REIT's treatment of a loan as a real estate asset if the REIT treats the loan as a real estate asset in an amount equal to the lesser of (1) the value of the loan or (2) the greater of (i) the current value of the real property securing the loan or (ii) the value of the real property securing the loan at the relevant testing date

(generally, the date the REIT commits to make the loan or to purchase the loan, as the case may be). This safe harbor, if it applied to Ready Capital, would help Ready Capital comply with the REIT asset tests following the acquisition of distressed debt if the value of the real property securing the loan were to subsequently decline.

        In addition, if Ready Capital modifies any of its distressed debt investments by an agreement with the borrower, and if the modification is treated as a "significant modification" under the applicable Treasury regulations, the modified debt may be considered to have been reissued to Ready Capital in a debt-for-debt exchange with the borrower. In that event, Ready Capital may generally be required to redetermine the portion of the loan that is treated as a real estate asset for purposes of the REIT asset tests. In the Revenue Procedures described above, the IRS has provided a safe harbor under which a REIT is not required to redetermine the value of real property securing a mortgage loan for purposes of the REIT asset tests in the event of a significant modification of the loan if the modification meets certain requirements. See "—Gross Income Tests—Interest Income." However, Ready Capital may enter into modifications of distressed debt investments that do not qualify for the safe harbor provided in the Revenue Procedures described above, which could adversely affect Ready Capital's ability to satisfy the REIT asset tests. Accordingly, there can be no assurance that the IRS will not contend that Ready Capital's interests in mortgage loans cause a violation of the REIT asset tests.

        A significant portion of Ready Capital's assets may be held from time to time in TRSs. While Ready Capital intends to manage Ready Capital's affairs so as to satisfy the 20% TRS limitation described above, there can be no assurance that Ready Capital will be able to do so in all market circumstances. In order to satisfy this TRS limitation, Ready Capital has been required to and may in the future be required to acquire assets that Ready Capital otherwise would not acquire, liquidate or restructure assets that Ready Capital holds through any of Ready Capital's TRSs, or otherwise engage in transactions that Ready Capital would not otherwise undertake absent the requirements for REIT qualifications. Each of these actions could reduce the distributions available to Ready Capital's stockholders. In addition, ReadyCap Holdings has issued notes with respect to which Ready Capital has provided certain financial guarantees and other credit support. Ready Capital believes that, notwithstanding the credit support that Ready Capital has provided with respect to these note issuances, these note issuances should be treated as borrowings of ReadyCap Holdings for U.S. federal income tax purposes. However, if the IRS were to successfully assert that these note issuances should be characterized as note issuances by Ready Capital, rather than ReadyCap Holdings, Ready Capital could fail to satisfy the 20% TRS limitation. Moreover, no assurance can be provided that Ready Capital will be able to successfully manage Ready Capital's asset composition in a manner that causes Ready Capital to satisfy this TRS limitation each quarter, and Ready Capital's failure to satisfy this limitation could result in Ready Capital's failure to qualify as a REIT.

        Ready Capital's TRSs may need to make dividend distributions to Ready Capital at times when it may not be preferable to do so in order to satisfy the requirement that securities issued by TRSs do not exceed 20% of the value of Ready Capital's assets. Ready Capital may, in turn, distribute all or a portion of such dividends to Ready Capital's stockholders at times when Ready Capital might not otherwise wish to declare and pay such dividends. See "—Annual Distribution Requirements." Distributions from a TRS will generally not constitute qualifying income for purposes of the 75% gross income test. As a result, it is possible that Ready Capital may wish to cause a TRS to distribute a dividend in order to reduce the value of Ready Capital's TRS securities below 20% of Ready Capital's assets, but be unable to do so without violating the 75% gross income test. In addition, because the 75% gross income test in an annual test and the amount of distributions of a TRS that are treated as dividends for U.S. federal income tax purposes depends on the earnings and profit of such TRS throughout the taxable year, it is not always possible for Ready Capital to precisely determine how a distribution from a TRS will impact Ready Capital's compliance with the 75% gross income test for the year. Although there are other measures Ready Capital can take in such circumstances in order to remain in compliance with the requirements for qualification as a REIT, there can be no assurance that Ready Capital will be able to comply with both of these tests in all market conditions.

        Ready Capital believes that Ready Capital's holdings of loans and other securities will be structured in a manner that will comply with the foregoing REIT asset requirements and Ready Capital intends to monitor compliance on an ongoing basis. There can be no assurance, however, that Ready Capital will be successful in this effort. In this regard, to determine compliance with these requirements, Ready Capital will need to estimate the value of Ready Capital's assets. Ready Capital may not obtain independent appraisals to support Ready Capital's conclusions concerning the values of Ready Capital's assets, and the values of some of Ready Capital's assets may not be susceptible to a precise determination and are subject to change in the future. Although Ready Capital will be prudent in making estimates as to the value of Ready Capital's assets, there can be no assurance that the IRS will not disagree with the determinations and assert that a different value is applicable, in which case Ready Capital might not satisfy the 75% asset test and the other asset tests and could fail to qualify as a REIT. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset tests. As an example, if Ready Capital was to acquire equity securities of a REIT issuer that were determined by the IRS to represent debt securities of such issuer, such securities would also not qualify as real estate assets. Accordingly, there can be no assurance that the IRS will not contend that Ready Capital's interests in subsidiaries or in the securities of other issuers cause a violation of the REIT asset tests. Moreover, regulations recently proposed by the Treasury ad IRS may affect the debt characterizations of Ready Capital's intercompany obligations.

Treatment of Specific Investments and Transactions

REMICs

        The Code provides that a regular or a residual interest in a REMIC is generally treated as a real estate asset for the purposes of the REIT asset tests, and any amount includible in Ready Capital's gross income with respect to such an interest is generally treated as interest on an obligation secured by a mortgage on real property for the purposes of the REIT gross income tests. If, however, less than 95% of the assets of a REMIC in which Ready Capital holds an interest consist of real estate assets (determined as if Ready Capital held such assets), Ready Capital will be treated as holding its proportionate share of the assets of the REMIC for the purpose of the REIT asset tests and receiving directly its proportionate share of the income of the REMIC for the purpose of determining the amount of income from the REMIC that is treated as interest on an obligation secured by a mortgage on real property. In connection with the expanded HARP program, the IRS issued guidance providing that, among other things, if a REIT holds a regular interest in an "eligible REMIC," or a residual interest in an "eligible REMIC" that informs the REIT that at least 80% of the REMIC's assets constitute real estate assets, then (i) the REIT may treat 80% of the value of the interest in the REMIC as a real estate asset for the purpose of the REIT asset tests and (ii) the REIT may treat 80% of the gross income received with respect to the interest in the REMIC as interest on an obligation secured by a mortgage on real property for the purpose of the 75% REIT gross income test. For this purpose, a REMIC is an "eligible REMIC" if (i) the REMIC has received a guarantee from Fannie Mae or Freddie Mac that will allow the REMIC to make any principal and interest payments on its regular and residual interests and (ii) all of the REMIC's mortgages and pass-through certificates are secured by interests in single-family dwellings. If Ready Capital were to acquire an interest in an eligible REMIC less than 95% of the assets of which constitute real estate assets, the IRS guidance described above may generally allow Ready Capital to treat 80% of its interest in such a REMIC as a qualifying real estate asset for the purpose of the REIT asset tests and 80% of the gross income derived from the interest as qualifying income for the purpose of the 75% REIT gross income test. Although the portion of the income from such a REMIC interest that does not qualify for the 75% REIT gross income test would likely be qualifying income for the purpose of the 95% REIT gross income test, the remaining 20% of the REMIC interest generally would not qualify as a real estate asset, which could adversely affect Ready Capital's ability to satisfy the REIT asset tests. Accordingly, owning such a REMIC interest could adversely affect Ready Capital's ability to qualify as a REIT.

TBAs

        Ready Capital may have exposure to Agency MBS through TBAs. As with any forward purchase contract, the value of the underlying Agency MBS may decrease between the contract date and the settlement date, which may result in the recognition of income, gain or loss. The law is unclear regarding whether TBAs are qualifying assets for the REIT 75% asset test and whether income or gains from the dispositions of TBAs, through "dollar roll" transactions or otherwise, constitute qualifying income for purposes of the REIT 75% gross income test. Accordingly, Ready Capital's ability to purchase Agency MBS through TBAs or to dispose of TBAs through these transactions or otherwise, could be limited. Ready Capital does not expect TBAs to adversely affect its ability to meet the REIT gross income and assets tests. No assurance can be given that the IRS would treat TBAs as qualifying assets or treat income and gains from the disposition of TBAs as qualifying income for these purposes, and, therefore, Ready Capital's ability to invest in such assets could be limited.

Repurchase Agreements

        Ready Capital may enter into repurchase agreements with counterparties to achieve Ready Capital's desired amount of leverage for the assets in which Ready Capital intends to invest. Under Ready Capital's repurchase agreements, Ready Capital generally sells assets to Ready Capital's counterparty to the agreement and receive cash from the counterparty. The counterparty is obligated to resell the assets back to Ready Capital at the end of the term of the transaction. Ready Capital believes that for U.S. federal income tax purposes Ready Capital will be treated as the owner of the assets that are the subject of repurchase agreements and that the repurchase agreements will be treated as secured lending transactions notwithstanding that such agreements may transfer record ownership of the assets to the counterparty during the term of the agreement. It is possible, however, that the IRS could successfully assert that Ready Capital did not own these assets during the term of the repurchase agreements, in which case Ready Capital could fail to qualify as a REIT.

Annual Distribution Requirements

        In order to qualify as a REIT, Ready Capital is required to distribute dividends, other than capital gain dividends, to Ready Capital's stockholders in an amount at least equal to:

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  the sum of:

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  90% of Ready Capital's "REIT taxable income" (computed without regard to the deduction for dividends paid and Ready Capital's net capital gains); and

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  90% of the net income (after tax), if any, from foreclosure property (as described below); minus

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  the sum of specified items of non-cash income that exceeds a percentage of Ready Capital's income.

        These distributions must be paid in the taxable year to which they relate or in the following taxable year if such distributions are declared in October, November or December of the taxable year, are payable to stockholders of record on a specified date in any such month and are actually paid before the end of January of the following year. Such distributions are treated as both paid by Ready Capital and received by each stockholder on December 31 of the year in which they are declared. In addition, at Ready Capital's election, a distribution for a taxable year may be declared before Ready Capital timely files Ready Capital's tax return for the year and be paid with or before the first regular dividend payment after such declaration, provided that such payment is made during the 12-month period following the close of such taxable year. These distributions are taxable to Ready Capital's stockholders in the year in which paid, even though the distributions relate to Ready Capital's prior taxable year for purposes of the 90% distribution requirement.

        Except for distributions by "publicly offered REITs", distributions must not be "preferred dividends" in order for such distributions to be counted towards the distribution requirement. A dividend is not a preferential dividend if it is pro rata among all outstanding stock within a particular class and is in accordance with the preferences among different classes of stock as set forth in the organizational documents. Ready Capital believes that Ready Capital is and will continue to be a publicly offered REIT and, therefore, will not be subject to this limitation.

        To the extent that Ready Capital distributes at least 90%, but less than 100%, of Ready Capital's "REIT taxable income," as adjusted, Ready Capital will be subject to tax at ordinary corporate tax rates on the retained portion. In addition, Ready Capital may elect to retain, rather than distribute, Ready Capital's net long-term capital gains and pay tax on such gains. In this case, Ready Capital could elect to have Ready Capital's stockholders include their proportionate share of such undistributed long-term capital gains in income and receive a corresponding credit for their proportionate share of the tax paid by Ready Capital. Ready Capital's stockholders would then increase the adjusted basis of their stock in Ready Capital by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their proportionate shares.

        If Ready Capital fails to distribute during each calendar year at least the sum of:

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  85% of Ready Capital's REIT ordinary income for such year;

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  95% of Ready Capital's REIT capital gain net income for such year; and

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  any undistributed taxable income from prior periods.

        Ready Capital will be subject to a 4% excise tax on the excess of such required distribution over the sum of (i) the amounts actually distributed (taking into account excess distributions from prior periods) and (ii) the amounts of income retained on which Ready Capital has paid corporate income tax. Ready Capital may be subject to the 4% excise tax for certain taxable years.

        In addition, if Ready Capital was to recognize "built-in gain" (as defined below) on the disposition of any assets acquired from a C corporation in a transaction in which Ready Capital's basis in the assets was determined by reference to the C corporation's basis (for instance, if the assets were acquired in a tax-free reorganization or contribution), Ready Capital would be required to distribute at least 90% of the built-in gain net of the tax Ready Capital would pay on such gain. See "—Tax on Built-In Gains" below.

        It is possible that Ready Capital, from time to time, may not have sufficient cash to meet the distribution requirements due to timing differences between (i) the actual receipt of cash, including receipt of distributions from Ready Capital's subsidiaries and (ii) the inclusion of items in income by Ready Capital for U.S. federal income tax purposes. For example, Ready Capital may acquire debt instruments or notes issued with OID, such that Ready Capital will be required to include in Ready Capital's income a portion of the OID each year that the instrument is held before Ready Capital receives any corresponding cash. Similarly, if Ready Capital engages in modifications of distressed debt investments that are treated as "significant modifications," the modified debt may be considered to have been reissued to Ready Capital at a gain in a debt-for-debt exchange with the borrower for U.S. federal income tax purposes, which could cause Ready Capital to recognize gain without any corresponding receipt of cash. See "—Gross Income Tests" and "—Phantom Income" above. In the event that such timing differences occur, in order to meet the distribution requirements, it might be necessary to arrange for short-term, or possibly long-term, borrowings or to pay dividends in the form of taxable in-kind distributions of property, including taxable stock dividends. The IRS has issued guidance under which a publicly traded REIT can distribute earnings in a combination of cash and stock that will be deemed to count towards satisfying the REIT distribution requirements as long as stockholders are able to elect to receive cash or stock, the aggregate amount of cash available is at least 20% of the total dividend, and to the extent stockholders elect to receive more cash than is available, each stockholder who elects to receive all cash must receive a pro rata share of the cash and the rest of the distribution in stock. In the case of such a taxable stock dividend paid in accordance with the IRS guidance described above, stockholders would be required to include the dividend as income and would be required to satisfy the tax liability associated with the distribution with cash from other sources including sales of Ready Capital Common Stock. Both a taxable stock distribution and sale of common stock resulting from such distribution could adversely affect the value of Ready Capital Common Stock.

        Under certain circumstances, it is possible that the IRS could assert that Ready Capital's net income for a taxable year was greater than Ready Capital believed it to be. If the IRS were successful in asserting such an adjustment, the adjustment could cause Ready Capital to fail to satisfy the distribution requirements for such taxable year if Ready Capital's distributions with respect to such taxable year were not sufficient after taking into account the increase in Ready Capital's net income. In such event, Ready Capital may be able to rectify such failure to meet the distribution requirements by paying "deficiency dividends" to stockholders in a later year, which may be included in Ready Capital's deduction for dividends paid for the year that was subject to the adjustment. In this case, Ready Capital may be able to avoid losing Ready Capital's qualification as a REIT or being taxed on amounts distributed as deficiency dividends. However, Ready Capital would be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends.

Tax on Built-In Gains

        If Ready Capital acquires appreciated assets from a subchapter C corporation in a transaction in which the adjusted tax basis of the assets in Ready Capital's hands is determined by reference to the adjusted tax basis of the assets in the hands of the C corporation, and if Ready Capital subsequently disposes of any such assets during the five-year period following the acquisition of the assets from the C corporation, Ready Capital will be subject to tax at the highest corporate tax rates on any gain from such assets to the extent of the excess of the fair market value of the assets on the date that they were contributed to Ready Capital over the basis of such assets on such date, which Ready Capital refers to as built-in gains. Similarly, to the extent that any C corporation holds an interest in an entity treated as a partnership for U.S. federal income tax purposes (either directly or through one or more other entities treated as partnerships for U.S. federal income tax purposes) and Ready Capital acquires appreciated assets from such partnership in a transaction in which the adjusted tax basis of the assets in Ready Capital's hands is determined by reference to the adjusted tax basis of the assets in the hands of the partnership, the underlying C corporation's proportionate share of such assets will be treated as contributed by a C corporation and therefore will be subject to the tax on built-in gains. However, the built-in gains tax will not apply if the C corporation elects to be subject to an immediate tax when the asset is acquired by Ready Capital.

        As part of the formation transactions of Pre-Merger Sutherland, certain persons who are treated as C corporations for U.S. federal income tax purposes may have contributed assets to Pre-Merger Sutherland in exchange for stock. Ready Capital believes that any person who contributed assets to Sutherland in exchange for stock in connection with their formation and who was treated as a C corporation for U.S. federal income tax purposes (including any person treated as a partnership for U.S. federal income tax purposes with one or more direct or indirect C corporation partners) contributed assets with a de minimis amount of built-in gains. As a result, although it is possible that a portion of the assets contributed to Pre-Merger Sutherland in connection with its formation may be subject to the built-in gains tax, Ready Capital expects that the built-in gains resulting from such assets should generally be de minimis.

        As part of the ZAIS Financial formation, certain entities which are treated as C corporations for U.S. federal income tax purposes contributed assets to ZAIS Financial in exchange for stock. Many of these entities elected to recognize any gain or loss on such contribution of assets to ZAIS Financial. Ready Capital believes that any other person who contributed assets to ZAIS Financial in exchange for stock in connection with the ZAIS Financial formation and which is treated as a C corporation for U.S. federal income tax purposes (including any person treated as a partnership for U.S. federal income tax purposes with one or more direct or indirect C corporation partners) contributed assets with a de minimis amount of built-in gains. As a result, although it is possible that a portion of the assets contributed to ZAIS Financial in connection with its formation may be subject to the built-in gains tax, Ready Capital expects that the built-in gains resulting from such assets should generally be de minimis.

Recordkeeping Requirements

        Ready Capital is required to maintain records and request on an annual basis information from specified stockholders. These requirements are designed to assist Ready Capital in determining the actual ownership of its outstanding stock and maintaining its qualifications as a REIT.

Excess Inclusion Income

        If Ready Capital, Ready Capital Operating Partnership, Ready Capital's subsidiary REIT, or any other subsidiary REIT owned by Ready Capital Operating Partnership, acquires a residual interest in a REMIC, Ready Capital may realize excess inclusion income. In addition, if Ready Capital, Ready Capital Operating Partnership, Ready Capital's subsidiary REIT, or another subsidiary REIT owned by Ready Capital Operating Partnership is deemed to have issued debt obligations having two or more maturities, the payments on which correspond to payments on mortgage loans owned by Ready Capital, such arrangement will be treated as a taxable mortgage pool for U.S. federal income tax purposes. See "—Effect of Subsidiary Entities—Taxable Mortgage Pools." Ready Capital may securitize SBC loans that Ready Capital acquires and certain securitizations may result in Ready Capital owning interests in a taxable mortgage pool. Ready Capital would be precluded from holding equity interests in such a securitization through Ready Capital Operating Partnership. Accordingly, Ready Capital would likely form such securitizations as qualified REIT subsidiaries of a subsidiary REIT of Ready Capital Operating Partnership, and will be precluded from selling to outside investors equity interests in such securitizations or from selling any debt securities issued in connection with such securitizations that might be considered to be equity interests for U.S. federal income tax purposes. Ready Capital is taxed at the highest corporate income tax rate on a portion of the income, referred to as "excess inclusion income," arising from a taxable mortgage pool that is allocable to the percentage of Ready Capital's shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on UBTI. To the extent that common stock owned by "disqualified organizations" is held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of Ready Capital's excess inclusion income allocable to the common stock held by the broker/dealer or other nominee on behalf of the "disqualified organizations." Disqualified organizations may own Ready Capital's stock. Because this tax would be imposed on Ready Capital, all of Ready Capital's investors, including investors that are not disqualified organizations, will bear a portion of the tax cost associated with the classification of Ready Capital or a portion of Ready Capital's assets as a taxable mortgage pool. A RIC or other pass-through entity owning Ready Capital Common Stock in record name will be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Ready Capital has engaged in certain securitization transactions that are treated as taxable mortgage pools for U.S. federal income tax purposes. Although

Ready Capital believes that such transactions are structured in a manner so that they should not cause any portion of the distributions in Ready Capital's shares to be treated as excess inclusion income, no assurance can be provided that the IRS would not assert a contrary position

        In addition, if Ready Capital realizes excess inclusion income and allocate it to stockholders, this income cannot be offset by net operating losses of Ready Capital's stockholders. If the stockholder is a tax-exempt entity and not a disqualified organization, then this income is fully taxable as UBTI under Section 512 of the Code. If the stockholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the stockholder is a REIT, a RIC, common trust fund or other pass-through entity, the stockholder's allocable share of Ready Capital's excess inclusion income could be considered excess inclusion income of such entity. Accordingly, such investors should be aware that a significant portion of Ready Capital's income may be considered excess inclusion income. Finally, if a subsidiary REIT of Ready Capital Operating Partnership through which Ready Capital holds taxable mortgage pool securitizations were to fail to qualify as a REIT, Ready Capital's taxable mortgage pool securitizations will be treated as separate taxable corporations for U.S. federal income tax purposes that could not be included in any consolidated corporate tax return.

Prohibited Transactions

        Net income Ready Capital derives from a prohibited transaction is subject to a 100% tax. The term "prohibited transaction" generally includes a sale or other disposition of property (other than foreclosure property) that is held as inventory or primarily for sale to customers, in the ordinary course of a trade or business by a REIT, by a lower-tier partnership in which the REIT holds an equity interest or by a borrower that has issued a shared appreciation mortgage or similar debt instrument to the REIT. Ready Capital intends to conduct Ready Capital's operations so that any asset owned by Ready Capital or Ready Capital's pass-through subsidiaries that is held as inventory or primarily for sale to customers in the ordinary course of business will comply with certain safe harbors that prevent the application of the prohibited transaction tax. However, no assurance can be provided that Ready Capital will be successful in this regard. In addition, whether property is held as inventory or "primarily for sale to customers in the ordinary course of a trade or business" depends on the particular facts and circumstances. If Ready Capital was to sell a mortgage loan or a real estate asset to a third party, depending on the circumstances of the sale, it is possible that the sale could be treated as a prohibited transaction. As a result, no assurance can be given that any particular asset in which Ready Capital holds a direct or indirect interest will not be treated as property held as inventory or primarily for sale to customers or that certain safe harbor provisions of the Code that prevent such treatment will apply. As a result, no assurance can be provided that Ready Capital will not be subject to the prohibited transaction tax. The 100% tax will not apply to gains from the sale of property that is held through a TRS or other taxable corporation, although such income will be subject to tax in the hands of the corporation at regular corporate income tax rates.

Foreclosure Property

        Foreclosure property is real property and any personal property incident to such real property:

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  that is acquired by a REIT as a result of the REIT having bid on the property at foreclosure or having otherwise reduced the property to ownership or possession by agreement or process of law after there was a default (or default was imminent) on a lease of the property or a mortgage loan held by the REIT and secured by the property;

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  for which the related loan or lease was acquired by the REIT at a time when default was not imminent or anticipated; and

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  for which such REIT makes a proper election to treat the property as foreclosure property.

        REITs generally are subject to tax at the corporate rate on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property in the hands of the selling REIT. Ready Capital does not anticipate that Ready Capital will receive any income from foreclosure property that is not qualifying income for purposes of the 75% gross income test, but, if Ready Capital does receive any such income, Ready Capital intends to elect to treat the related property as foreclosure property. Property is not eligible for the election to be treated as foreclosure property if the loan with respect to which the default occurs or is imminent is acquired by a REIT with an intent to foreclose, or when the REIT knows or has reason to know that default would occur. Ready Capital may acquire distressed debt instruments. If Ready Capital acquires a distressed debt instrument when Ready Capital knows or have reason to know that a default may occur, Ready Capital likely would not be permitted to make a foreclosure property election with such property.

Tax Aspects of Investments in Partnerships

In General

        Ready Capital holds investments through entities that are classified as partnerships for U.S. federal income tax purposes, including Ready Capital Operating Partnership and potentially equity interests in lower-tier partnerships. In general, partnerships are "pass-through" entities that are not subject to U.S. federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are subject to tax on these items without regard to whether the partners receive a distribution from the partnership. Ready Capital will include in Ready Capital's income Ready Capital's proportionate share of these partnership items for purposes of the various REIT income tests, based on Ready Capital's capital interest in such partnership. Moreover, for purposes of the REIT asset tests, Ready Capital will include Ready Capital's proportionate share of assets held by subsidiary partnerships, based on Ready Capital's capital interest in such partnerships (other than for purposes of the 10% value test, for which the determination of Ready Capital's interest in partnership assets will be based on Ready Capital's proportionate interest in any securities issued by the partnership excluding, for these purposes, certain excluded securities as described in the Code). Consequently, to the extent that Ready Capital holds an equity interest in a partnership, the partnership's assets and operations may affect Ready Capital's ability to qualify as a REIT, even though Ready Capital may have no control, or only limited influence, over the partnership.

Entity Classification

        The investment by Ready Capital in partnerships involves special tax considerations, including the possibility of a challenge by the IRS of the status of any of Ready Capital's subsidiary partnerships as a partnership, as opposed to an association taxable as a corporation, for U.S. federal income tax purposes. If any of these entities were treated as an association for U.S. federal income tax purposes, it would be taxable as a corporation and, therefore, could be subject to an entity-level tax on its income.

        Pursuant to Section 7704 of the Code, a partnership that does not elect to be treated as a corporation nevertheless will be treated as a corporation for U.S. federal income tax purposes if it is a "publicly traded partnership" and it does not receive at least 90% of its gross income from certain specified sources of "qualifying income" within the meaning of that section. A "publicly traded partnership" is any partnership (i) the interests in which are traded on an established securities market or (ii) the interests in which are readily tradable on a "secondary market or the substantial equivalent thereof." Although the partnership units are not traded on an established securities market, there is a significant risk that the right of a holder of partnership units to redeem the units for Ready Capital

Common Stock could cause the partnership units to be considered readily tradable on the substantial equivalent of a secondary market. Under the relevant Treasury Regulations, interests in a partnership will not be considered readily tradable on a secondary market or on the substantial equivalent of a secondary market if the partnership qualifies for specified "safe harbors," which are based on the specific facts and circumstances relating to the partnership. Although the partnership expects to qualify for one of these safe harbors in all taxable years, Ready Capital cannot provide any assurance that partnership will, in each of its taxable years, qualify for one of these safe harbors.

        If Ready Capital Operating Partnership were taxable as a corporation, the character of Ready Capital's assets and items of Ready Capital's gross income would change and could preclude Ready Capital from satisfying the REIT asset tests (particularly the tests generally preventing a REIT from owning more than 10% of the voting securities, or more than 10% of the value of the securities, of a corporation) or the gross income tests as discussed in "—Requirements for Qualification as a REIT," "—Asset Tests" and "—Gross Income Tests" above, and in turn could prevent Ready Capital from qualifying as a REIT. See "—Failure to Qualify as a REIT" below, for a discussion of the effect of Ready Capital's failure to meet these tests for a taxable year. In addition, any change in the status of any of Ready Capital's subsidiary partnerships for tax purposes might be treated as a taxable event, in which case Ready Capital could have taxable income that is subject to the REIT distribution requirements without receiving any cash.

Tax Allocations With Respect to Partnership Properties

        The partnership agreement of Ready Capital Operating Partnership generally provides that, after allocations to the holder of the Class A Special Unit, items of operating income and loss will be allocated to the holders of units in proportion to the number of units held by each holder. If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury Regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership. This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partnership with respect to such item. The partnership's allocations of income and loss are intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations promulgated under such section. Under Section 704(b), income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for tax purposes in a manner such that the contributing partner is charged with, or benefits from, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of the unrealized gain or unrealized loss is generally equal to the difference between the fair market value (or the book value) of the contributed property and the adjusted tax basis of such property at the time of the contribution (or a book-tax difference). Such allocations are solely for U.S. federal income tax purposes and do not affect partnership capital accounts or other economic or legal arrangements among the partners.

        The partnership agreement will require that allocations with respect to any property contributed to the Ready Capital Operating Partnership in exchange for partnership units in a tax-deferred transaction be made in a manner consistent with Section 704(c) of the Code. As a result, any gain recognized on the sale of any such properties would generally be allocated to the partner who contributed the property to Ready Capital Operating Partnership to the extent of the book-tax difference at the time of such contribution. As a result, in the event that any such properties are sold, the partner who contributed such assets to the Ready Capital Operating Partnership or, in certain cases, a successor to such partner, which may include Ready Capital, could be allocated gain in excess of its corresponding book gain (or taxable loss that is less than such person's corresponding economic or book loss), with a corresponding benefit to the partners who did not contribute such assets. These provisions will also apply to revaluations of Ready Capital Operating Partnership's assets in connection with Ready Capital

Operating Partnership's issuance of additional Ready Capital Operating Partnership units. The application of Section 704(c) of the Code to a partnership such as Ready Capital Operating Partnership that holds numerous loan securities can be complex and may require the adoption of certain conventions or methods that could be subject to challenge by the IRS. If any taxable income or loss of Ready Capital Operating Partnership were subject to reallocation, such a reallocation could adversely impact Ready Capital's ability to qualify as a REIT or require Ready Capital to pay a deficiency dividend in order to maintain Ready Capital's qualification as a REIT.

        In connection with the formation of Pre-Merger Sutherland, and in certain transactions involving ZAIS Financial that occurred prior to the ZAIS Merger, certain persons were treated as contributing assets to the Ready Capital Operating Partnership and its predecessors in exchange for interests in such partnerships. In addition, the merger of the Sutherland operating partnership and the ZAIS Financial operations partnership in connection with the ZAIS Merger were treated as a contribution of assets to the resulting partnership in exchange for Ready Capital Operating Partnership units for U.S. federal income tax purposes, and therefore Ready Capital is subject to the allocation provisions described above to the extent of any book-tax difference in Ready Capital's assets at the time of each such contribution (including as of the time of the merger). These allocation provisions could result in Ready Capital having taxable income that is in excess of Ready Capital's economic or book income as well as Ready Capital's cash distributions from Ready Capital Operating Partnership, which might adversely affect Ready Capital's ability to comply with the REIT distribution requirements or result in a greater portion of Ready Capital's distributions being treated as taxable dividend income.

Failure to Qualify as a REIT

        In the event that Ready Capital violates a provision of the Code that would result in its failure to qualify as a REIT, Ready Capital may nevertheless continue to qualify as a REIT. Specified relief provisions will be available to Ready Capital to avoid such disqualification if:

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  the violation is due to reasonable cause and not due to willful neglect;

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  Ready Capital pays a penalty of $50,000 for each failure to satisfy a requirement for qualification as a REIT; and

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  the violation does not include a violation under the gross income or asset tests described above (for which other specified relief provisions are available).

        This cure provision reduces the instances that could lead to Ready Capital's disqualification as a REIT for violations due to reasonable cause. If Ready Capital fails to qualify for taxation as a REIT in any taxable year and none of the relief provisions of the Code apply, Ready Capital will be subject to tax on its taxable income at the regular corporate rate. Distributions to Ready Capital's stockholders in any year in which Ready Capital is not a REIT will not be deductible by Ready Capital, nor will they be required to be made. In this situation, to the extent of current and accumulated earnings and profits, and, subject to limitations of the Code, distributions to Ready Capital's stockholders will generally be taxable in the case of Ready Capital's stockholders who are individual U.S. stockholders, as "qualified dividend income" at a reduced at a maximum rate, and dividends in the hands of Ready Capital's corporate U.S. stockholders may be eligible for the dividends received deduction. However, distributions to individual U.S. stockholders during any year in which Ready Capital is not a REIT will not be eligible for the deduction equal to 20% of the amount of such dividends. Unless Ready Capital is entitled to relief under specific statutory provisions, Ready Capital will also be disqualified from re-electing to be taxed as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether, in all circumstances, Ready Capital will be entitled to statutory relief.

Taxation of Taxable U.S. Stockholders

        This section summarizes the taxation of U.S. stockholders who hold Ready Capital Common Stock that are not tax-exempt organizations. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Ready Capital Common Stock, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding Ready Capital Common Stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of Ready Capital Common Stock by the partnership.

Distributions

        Provided that Ready Capital qualifies as a REIT, distributions made to Ready Capital's taxable U.S. stockholders out of its current or accumulated earnings and profits, and not designated as capital gain dividends, will generally be taken into account by them as ordinary dividend income and will not be eligible for the dividends received deduction for corporations. In determining the extent to which a distribution with respect to Ready Capital Common Stock constitutes a dividend for U.S. federal income tax purposes, Ready Capital's earnings and profits will be allocated first to distributions with respect to Ready Capital's preferred stock, if any, and then to Ready Capital Common Stock. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to individual U.S. stockholders who receive dividends from taxable subchapter C corporations. As discussed above, if Ready Capital realizes excess inclusion income and allocate it to a taxable U.S. stockholder, this income cannot be offset by net operating losses of such stockholder

        In addition, distributions from Ready Capital that are designated as capital gain dividends will be taxed to U.S. stockholders as long-term capital gains, to the extent that they do not exceed Ready Capital's actual net capital gain for the taxable year, without regard to the period for which the U.S. stockholder has held Ready Capital Common Stock. To the extent that Ready Capital elects under the applicable provisions of the Code to retain Ready Capital's net capital gains, U.S. stockholders will be treated as having received, for U.S. federal income tax purposes, Ready Capital's undistributed capital gains as well as a corresponding credit for taxes paid by Ready Capital on such retained capital gains. U.S. stockholders will increase their adjusted tax basis in Ready Capital Common Stock by the difference between their allocable share of such retained capital gain and their share of the tax paid by Ready Capital. Long-term capital gains are generally taxable at reduced maximum federal rates in the case of U.S. stockholders who are individuals, and ordinary income rates for corporations. Capital gains attributable to the sale of depreciable real property held for more than 12 months are subject to a 25% maximum U.S. federal income tax rate for U.S. stockholders who are individuals, to the extent of previously claimed depreciation deductions.

        Distributions in excess of Ready Capital's current and accumulated earnings and profits will not be taxable to a U.S. stockholder to the extent that they do not exceed the adjusted tax basis of the U.S. stockholder's shares in respect of which the distributions were made, but rather will reduce the adjusted tax basis of those shares. To the extent that such distributions exceed the adjusted tax basis of an individual U.S. stockholder's shares, they will be included in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less. See also "—Medicare Tax" below. In addition, any dividend declared by Ready Capital in October, November or December of any year and payable to a U.S. stockholder of record on a specified date in any such month will be treated as both paid by Ready Capital and received by the U.S. stockholder on December 31 of such year, provided that the dividend is actually paid by Ready Capital before the end of January of the following calendar year.

        With respect to U.S. stockholders who are taxed at the rates applicable to individuals, Ready Capital may elect to designate a portion of Ready Capital's distributions paid to such U.S. stockholders as "qualified dividend income." A portion of a distribution that is properly designated as qualified dividend income is taxable to non-corporate U.S. stockholders at the same rates as capital gain, provided that the U.S. stockholder has held the common stock with respect to which the distribution is made for more than 60 days during the 121-day period beginning on the date that is 60 days before the date on which such common stock became ex-dividend with respect to the relevant distribution. The maximum amount of Ready Capital's distributions eligible to be designated as qualified dividend income for a taxable year is equal to the sum of:

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  the qualified dividend income received by Ready Capital during such taxable year from non-REIT C corporations (including any TRS in which Ready Capital may own an interest);

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  the excess of any "undistributed" REIT taxable income recognized during the immediately preceding year over the U.S. federal income tax paid by Ready Capital with respect to such undistributed REIT taxable income; and

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  the excess of any income recognized during the immediately preceding year attributable to the sale of a built-in-gain asset that was acquired in a carry-over basis transaction from a non-REIT C corporation over the U.S. federal income tax paid by Ready Capital with respect to such built-in gain.

        In addition, the total amount of dividends that Ready Capital may designate as "qualified dividend income" or "capital gain dividends" may not exceed Ready Capital's dividends paid for the taxable year. Generally, dividends that Ready Capital receives will be treated as qualified dividend income for purposes of the first bullet above if the dividends are received from a domestic C corporation (other than a REIT or a RIC), any TRS Ready Capital may form, or a "qualifying foreign corporation" and specified holding period requirements and other requirements are met.

        Under the TCJA, dividends received by individual U.S. stockholders from Ready Capital that are neither attributable to "qualified dividend income" nor designated as "capital gain dividends" will be eligible for a deduction equal to 20% of the amount of such dividends in taxable years beginning before January 1, 2026.

        To the extent that Ready Capital has available net operating losses and capital losses carried forward from prior tax years, such losses may, subject to limitations, reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. See "—Taxation of REITs in General" and "—Annual Distribution Requirements." Such losses, however, are not passed through to U.S. stockholders and do not offset income of U.S. stockholders from other sources, nor do they affect the character of any distributions that are actually made by Ready Capital, which are generally subject to tax in the hands of U.S. stockholders to the extent that Ready Capital has current or accumulated earnings and profits.

Dispositions of Ready Capital Common Stock

        In general, a U.S. stockholder will realize gain or loss upon the sale or other taxable disposition of Ready Capital Common Stock in an amount equal to the difference between the sum of the fair market value of any property and the amount of cash received in such disposition and the U.S. stockholder's adjusted tax basis in the Ready Capital Common Stock at the time of the disposition. In general, a U.S. stockholder's adjusted tax basis will equal the U.S. stockholder's acquisition cost, increased by the excess of net capital gains deemed distributed to the U.S. stockholder (discussed above) less tax deemed paid on such gain and reduced by returns of capital. In general, capital gains recognized by individuals and other non-corporate U.S. stockholders upon the sale or disposition of shares of Ready Capital Common Stock will be subject to a reduced maximum U.S. federal income tax rate, if Ready Capital Common Stock is held for more than one year, and will be taxed at ordinary income rates if Ready Capital Common Stock is held for one year or less. Gains recognized by U.S. stockholders that are corporations are subject to U.S. federal income tax at the regular corporate rate, whether or not classified as long-term capital gains. The IRS has the authority to prescribe, but has not yet prescribed, regulations that would apply a capital gain tax rate of 25% (which is generally higher than the long-term capital gain tax rates for non-corporate holders) to a portion of capital gain realized by a non-corporate holder on the sale of REIT stock or depositary shares that would correspond to the REIT's "unrecaptured Section 1250 gain." See also "—Medicare Tax" below.

        Stockholders are advised to consult with their tax advisors with respect to their capital gain tax liability. Capital losses recognized by a U.S. stockholder upon the disposition of Ready Capital Common Stock held for more than one year at the time of disposition will be considered long-term capital losses, and are generally available only to offset capital gain income of the U.S. stockholder but not ordinary income (except in the case of individuals, who may offset up to $3,000 of ordinary income each year). In addition, any loss upon a sale or exchange of shares of Ready Capital Common Stock by a U.S. stockholder who has held the stock for six months or less, after applying holding period rules, will be treated as a long-term capital loss to the extent of distributions received from Ready Capital that were required to be treated by the U.S. stockholder as long-term capital gain.

Passive Activity Losses and Investment Interest Limitations

        Distributions made by Ready Capital and gain arising from the sale or exchange by a U.S. stockholder of Ready Capital Common Stock will not be treated as passive activity income. As a result, U.S. stockholders will not be able to apply any "passive losses" against income or gain relating to Ready Capital Common Stock. Distributions made by Ready Capital, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of computing the investment interest limitation. A U.S. stockholder that elects to treat capital gain dividends, capital gains from the disposition of stock or qualified dividend income as investment income for purposes of the investment interest limitation will be taxed at ordinary income rates on such amounts.

Medicare Tax

        Certain U.S. stockholders, who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Ready Capital Common Stock.

Taxation of Tax-Exempt U.S. Stockholders

        U.S. tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. However, they are subject to taxation on their UBTI. While many investments in real estate may generate UBTI, the IRS has ruled that dividend distributions from a REIT to a tax-exempt entity do not constitute UBTI. Based on that ruling, and provided that:

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  a tax-exempt U.S. stockholder has not held Ready Capital Common Stock as "debt financed property" within the meaning of the Code (i.e., where the acquisition or holding of the property is financed through a borrowing by the tax-exempt stockholder);

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  Ready Capital Common Stock is not otherwise used in an unrelated trade or business; and

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  Ready Capital does not hold an asset that gives rise to excess inclusion income (see "—Requirements for Qualification as a REIT" and "—Excess Inclusion Income"),

distributions from its and income from the sale of its common stock generally should not give rise to UBTI to a tax-exempt U.S. stockholder. As previously noted, Ready Capital may engage in transactions that would result in a portion of Ready Capital's dividend income being considered "excess inclusion income" and, accordingly, it is possible that a portion of Ready Capital's dividends received by a tax-exempt stockholder may be treated as UBTI.

        Tax-exempt U.S. stockholders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal services plans exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Code, respectively, are subject to different UBTI rules, which generally will require them to characterize distributions from Ready Capital as UBTI.

        In certain circumstances, a pension trust that (i) is described in Section 401(a) of the Code, (ii) is tax exempt under Section 501(a) of the Code, and (iii) owns more than 10% of Ready Capital's stock could be required to treat a percentage of the dividends from Ready Capital as UBTI if Ready Capital is a "pension-held REIT." Ready Capital will not be a pension-held REIT unless (i) either (a) one pension trust owns more than 25% of the value of Ready Capital's stock, or (b) a group of pension trusts, each individually holding more than 10% of the value of Ready Capital's stock, collectively owns more than 50% of such stock; and (ii) Ready Capital would not have qualified as a REIT but for the fact that Section 856(h)(3) of the Code provides that stock owned by such trusts shall be treated, for purposes of the requirement that not more than 50% of the value of the outstanding stock of a REIT is owned, directly or indirectly, by five or fewer "individuals" (as defined in the Code to include certain entities), as owned by the beneficiaries of such trusts. Certain restrictions limiting ownership and transfer of Ready Capital's stock should generally prevent a tax-exempt entity from owning more than 10% of the value of Ready Capital's stock, or Ready Capital from becoming a pension-held REIT.

        Tax-exempt U.S. stockholders are urged to consult their tax advisors regarding the U.S. federal, state and local tax consequences of owning Ready Capital Common Stock.

Taxation of Non-U.S. Stockholders

        The following is a summary of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of Ready Capital Common Stock applicable to non-U.S. stockholders of Ready Capital Common Stock. The discussion is based on current law and is for general information only. It addresses only selective and not all aspects of U.S. federal income taxation of non-U.S. stockholders. In addition, except where otherwise specified, this discussion assumes that:

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  a non-U.S. stockholder will not have held more than 10% of Ready Capital Common Stock (taking into account applicable constructive ownership rules) at any time during the five-year period ending on the date on which such stockholder disposes of Ready Capital Common Stock or receives distributions from Ready Capital;

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  Ready Capital Common Stock is and will continue to be "regularly traded" on an established securities market located in the United States within the meaning of the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") although there can be no assurance that this will continue to be the case; and

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  a non-U.S. stockholder is not a "qualified shareholder", as defined in Section 897(k)(3)(A) of the Code, which describes certain partnerships and other collective investment vehicles that satisfy various recordkeeping, administrative and other requirements.

        A non-U.S. stockholder, and in particular a non-U.S. stockholder who is a "qualified shareholder" within the meaning of FIRPTA, should consult its tax advisor concerning the tax consequences of sales of Ready Capital Common Stock and the receipt of dividends and other distributions from Ready Capital.

General

        For most non-U.S. persons, an investment in a REIT that invests principally in mortgage loans and mortgage-backed securities is not the most tax-efficient way to invest in such assets. That is because receiving distributions of income derived from such assets in the form of REIT dividends subjects most non-U.S. persons to withholding taxes that direct investment in those asset classes, and the direct receipt of interest and principal payments with respect to them, would not. The principal exceptions are foreign sovereigns and their agencies and instrumentalities, which may be exempt from withholding taxes on certain REIT dividends under the Code, and certain foreign pension funds or similar entities able to claim an exemption from withholding taxes on REIT dividends under the terms of a bilateral tax treaty between their country of residence and the United States.

Ordinary Dividends

        Subject to the discussion below under "—Capital Gain Dividends", dividends received by non-U.S. stockholders payable out of Ready Capital's earnings and profits which are not attributable to gains from dispositions of "U.S. real property interests" ("USRPIs") or designated as capital gains dividends and are not effectively connected with a U.S. trade or business of the non-U.S. stockholder will generally be subject to U.S. federal withholding tax at the rate of 30%, unless reduced or eliminated by an applicable income tax treaty. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs. In addition, any portion of the dividends paid to non-U.S. stockholders that are treated as excess inclusion income will not be eligible for exemption from the 30% withholding tax or a reduced treaty rate. In the case of a taxable stock dividend with respect to which any withholding tax is imposed, Ready Capital may have to withhold or dispose of part of the stock otherwise distributable in such dividend and use such stock or the proceeds of such disposition to satisfy the withholding tax imposed. As previously noted, Ready Capital may engage in transactions that could result in a portion of Ready Capital's dividends being considered excess inclusion income, and accordingly, a portion of Ready Capital's dividend income may not be eligible for exemption from the 30% withholding rate or a reduced treaty rate. In the case of a taxable stock dividend with respect to which any withholding tax is imposed on a non-U.S. stockholder, Ready Capital may have to withhold or dispose of part of the shares otherwise distributable in such dividend and use such withheld shares or the proceeds of such disposition to satisfy the withholding tax imposed.

        In general, non-U.S. stockholders will not be considered to be engaged in a U.S. trade or business solely as a result of their ownership of Ready Capital Common Stock. In cases where the dividend income from a non-U.S. stockholder's investment in Ready Capital Common Stock is, or is treated as, effectively connected with the non-U.S. stockholder's conduct of a U.S. trade or business, the non-U.S. stockholder generally will be subject to U.S. federal income tax at graduated rates, in the same manner as U.S. stockholders are taxed with respect to such dividends, and may also be subject to the 30% branch profits tax on the income after the application of the income tax in the case of a non-U.S. stockholder that is a corporation.

Non-Dividend Distributions

        Unless (i) Ready Capital Common Stock constitutes a USRPI under FIRPTA, or (ii) either (A) the non-U.S. stockholder's investment in Ready Capital Common Stock is effectively connected with a U.S. trade or business conducted by such non-U.S. stockholder (in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain) or (B) the non-U.S. stockholder is a nonresident alien individual who was present in the U.S. for 183 days or more during the taxable year and has a "tax home" in the U.S. (in which case the non-U.S. stockholder will be subject to a 30% tax on the individual's net capital gain for the year), distributions by Ready Capital which are not dividends out of Ready Capital's earnings and profits will not be subject to U.S. federal income tax. If Ready Capital cannot determine at the time at which a distribution is made whether or not the distribution will exceed current and accumulated earnings and profits, the distribution will be subject to withholding at the rate applicable to dividends. However, the non-U.S. stockholder may seek a refund from the IRS of any amounts withheld if it is subsequently determined that the distribution was, in fact, in excess of Ready Capital's current and accumulated earnings and profits.

        If Ready Capital Common Stock constitutes a USRPI, as described below under "—Dispositions of Ready Capital Common Stock," distributions by Ready Capital in excess of the sum of Ready Capital's earnings and profits plus the non-U.S. stockholder's adjusted tax basis in Ready Capital Common Stock will be taxed under FIRPTA at the rate of tax, including any applicable capital gains rates, that would apply to a U.S. stockholder of the same type (such as, an individual or a corporation, as the case may be), and the collection of the tax will be enforced by a refundable withholding at a rate of 15% of the amount by which the distribution exceeds the stockholder's share of Ready Capital's earnings and profits. Because Ready Capital Common Stock is expected to be regularly traded on an established securities market in the United States, non-dividend distributions by Ready Capital to a holder are generally not subject to FIRPTA unless such holder holds more than 10% of Ready Capital Common Stock, taking into account certain attribution rules. Non-U.S. stockholders that are treated as "qualified foreign pension funds" are exempt from federal income and withholding tax under FIRPTA on such distributions by Ready Capital.

Capital Gain Dividends

        Under FIRPTA, a distribution made by Ready Capital to a non-U.S. stockholder, to the extent attributable to gains from dispositions of USRPIs held by Ready Capital directly or through pass-through subsidiaries, or USRPI capital gains, will be considered effectively connected with a U.S. trade or business of the non-U.S. stockholder and will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders, without regard to whether the distribution is designated as a capital gain dividend. In addition, Ready Capital will be required to withhold tax equal to 21% of the amount of capital gain dividends to the extent the dividends constitute USRPI capital gains. Distributions subject to FIRPTA may also be subject to a 30% branch profits tax in the hands of a non-U.S. stockholder that is a corporation. The 21% withholding tax will not apply to any capital gain dividend (i) with respect to any class of Ready Capital's stock which is regularly traded on an established securities market located in the U.S. if the non-U.S. stockholder did not own more than 10% of such class of stock at any time during the one year period ending on the date of such dividend or (ii) received by certain non-U.S. publicly traded investment vehicles. Instead any capital gain dividend received by such a stockholder will be treated as a distribution subject to the rules discussed above under "—Ordinary Dividends." Also, the branch profits tax will not apply to such a distribution. Ready Capital expects that Ready Capital Common Stock will continue to be regularly traded on an established securities market in the United States following the Merger, although no assurance can be provided in this regard. In addition, non-U.S. stockholders that are treated as "qualified foreign pension funds" are exempt from income and withholding tax under FIRPTA on distributions from Ready Capital to the extent attributable to USRPI capital gains.

        A distribution is not a USRPI capital gain if Ready Capital held the underlying asset solely as a creditor, although the holding of a shared appreciation mortgage loan would not be solely as a creditor. Capital gain dividends received by a non-U.S. stockholder from a REIT that are not USRPI capital gains are generally not subject to U.S. federal income or withholding tax, unless either (i) the non-U.S. stockholder's investment in Ready Capital Common Stock is effectively connected with a U.S. trade or business conducted by such non-U.S. stockholder (in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain) or (ii) the non-U.S. stockholder is a non-resident alien individual who was present in the U.S. for 183 days or more during the taxable year and has a "tax home" in the U.S. (in which case the non-U.S. stockholder will be subject to a 30% tax on the individual's net capital gain for the year).

Dispositions of Ready Capital Common Stock

        Unless Ready Capital Common Stock constitutes a USRPI, a sale of the stock by a non-U.S. stockholder generally will not be subject to U.S. federal income taxation under FIRPTA. Ready Capital Common Stock will not be treated as a USRPI if less than 50% of Ready Capital's assets throughout a prescribed testing period that are treated as used or held for use in a trade or business conducted by Ready Capital consist of interests in real property located within the United States, excluding, for this purpose, interests in real property solely in a capacity as a creditor. Ready Capital does not believe that 50% or more of its assets consist of interests in real property located in the United States for purposes of this test; however, no assurance can be provided in this regard. Moreover, it is possible that 50% or more of Ready Capital's assets may consist of USRPIs for purposes of this test following the Merger.

        Even if Ready Capital Common Stock otherwise would be a USRPI under the foregoing test, Ready Capital's shares of common stock will not constitute a USRPI if Ready Capital is a "domestically controlled qualified investment entity." A domestically controlled qualified investment entity is, among others, a REIT in which, at all times during a specified testing period (generally the lesser of the five year period ending on the date of disposition of the REIT's shares of common stock or the period of the REIT's existence), less than 50% in value of its outstanding shares of common stock is held directly or indirectly by non-U.S. stockholders.

        The following rules simplify such determination:

  •
  In the case of a publicly traded REIT, a person holding less than 5% of a publicly traded class of stock at all times during the testing period is treated as a United States person unless the REIT has actual knowledge that such person is not a US person.

  •
  In the case of REIT stock held by a publicly traded REIT or certain publicly traded or open-ended RICs, the REIT or RIC will be treated as a United States person if the REIT or RIC is domestically controlled and will be treated as a non- United States person otherwise.

  •
  In the case of REIT stock held by a REIT or RIC not described in the previous rule, the REIT or RIC is treated as a United States person or a non- United States person on a look-through basis.

        Ready Capital may be a domestically controlled REIT, in which case the sale of Ready Capital Common Stock would not be subject to taxation under FIRPTA. However, because Ready Capital Common Stock is expected to be widely held, Ready Capital cannot assure investors that Ready Capital has been or will be a domestically controlled REIT.

        Even if Ready Capital does not qualify as a domestically controlled REIT, and Ready Capital Common Stock is treated as USRPI, a non-U.S. stockholder's sale of Ready Capital Common Stock nonetheless will generally not be subject to tax under FIRPTA as a sale of a USRPI, provided that (i) Ready Capital Common Stock is "regularly traded," as defined by the applicable Treasury Regulation, on an established securities market, and (ii) the selling non-U.S. stockholder owned, actually or constructively, 10% or less of Ready Capital's outstanding stock of that class at all times during a specified testing period. Ready Capital expects that Ready Capital Common Stock will continue to be regularly traded on an established securities market in the United States following the Merger, although no assurance can provided in this regard. In addition, even if Ready Capital does not qualify as a domestically controlled REIT and Ready Capital Common Stock is not regularly traded on an established securities market, non-U.S. stockholders that are treated as "qualified foreign pension funds" are exempt from tax under FIRPTA on the sale of Ready Capital Common Stock.

        If gain on the sale of Ready Capital Common Stock were subject to taxation under FIRPTA, the non-U.S. stockholder would be subject to the same treatment as a U.S. stockholder with respect to such gain, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of non-resident alien individuals, and the purchaser of the stock could be required to withhold 15% of the purchase price and remit such amount to the IRS.

        Gain from the sale of Ready Capital Common Stock will generally not be subject to U.S. federal income or withholding tax in the case of a non-U.S. stockholder, except in two cases: (i) if the non-U.S. stockholder's investment in Ready Capital Common Stock is effectively connected with a U.S. trade or business conducted by such non-U.S. stockholder, the non-U.S. stockholder will be subject to the same treatment as a U.S. stockholder with respect to such gain, or (ii) if the non-U.S. stockholder is a nonresident alien individual who was present in the U.S. for 183 days or more during the taxable year and has a "tax home" in the U.S., the nonresident alien individual will be subject to a 30% tax on the individual's capital gain.

Other U.S. Federal Income Tax Withholding and Reporting Requirements

        FATCA imposes a 30% withholding tax on U.S.-source dividends, interest and other income items, to (i) foreign financial institutions that do not agree to comply with certain diligence, reporting and withholding obligations with respect to their U.S. accounts and (ii) non-financial foreign entities that do not identify (or confirm the absence of) substantial U.S. owners. The withholding tax of 30% would apply to dividends with respect to Ready Capital Common Stock paid to certain foreign entities unless various information reporting requirements are satisfied. For these purposes, a foreign financial institution generally is defined as any non-U.S. entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) is engaged in the business of holding financial assets for the account of others, or (iii) is engaged or holds itself out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets.

Backup Withholding and Information Reporting

        Ready Capital will report to Ready Capital's U.S. stockholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Under the backup withholding rules, a U.S. stockholder may be subject to backup withholding with respect to dividends paid unless the holder is a corporation or comes within other exempt categories and, when required, demonstrates this fact or provides a taxpayer identification number or social security number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. stockholder that does not provide his or her correct taxpayer identification number or social security number may also be subject to penalties imposed by the IRS. In addition, Ready Capital may be required to withhold a portion of capital gain distributions to any U.S. stockholder who fails to certify its non-foreign status.

        Ready Capital must report annually to the IRS and to each non-U.S. stockholder the amount of dividends paid to such stockholder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. stockholder resides under the provisions of an applicable income tax treaty. A non-U.S. stockholder may be subject to backup withholding unless applicable certification requirements are met.

        Payment of the proceeds of a sale of Ready Capital Common Stock within the United States is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. person) or the stockholder otherwise establishes an exemption. Payment of the proceeds of a sale of Ready Capital Common Stock conducted through certain U.S. related financial intermediaries is subject to information reporting (but not backup withholding) unless the financial intermediary has documentary evidence in its records that the beneficial owner is a non-U.S. stockholder and specified conditions are met or an exemption is otherwise established.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder's U.S. federal income tax liability provided the required information is furnished to the IRS.

Tax Shelter Regulations

        In certain circumstances, a holder of common stock who disposes of an interest in a transaction resulting in the recognition by such common stock of significant losses in excess of certain threshold amounts may be obligated to disclose its participation in such transaction (or a reportable transaction) in accordance with recently issued regulations governing tax shelters and other potentially tax-motivated transactions (or the Tax Shelter Regulations). Holders should consult their tax advisors concerning any possible disclosure obligation under the Tax Shelter Regulations with respect to the disposition of common stock.

State and Local Taxes

        Ready Capital and Ready Capital's stockholders may be subject to state or local taxation in various jurisdictions, including those in which Ready Capital or they transact business, own property or reside. The state or local tax treatment of Ready Capital and Ready Capital's stockholders may not conform to the U.S. federal income tax treatment discussed above. Prospective stockholders should consult their tax advisors regarding the application and effect of state and local income and other tax laws on an investment in Ready Capital Common Stock.

Legislative or Other Actions Affecting REITs

        The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Changes to the tax laws, with or without retroactive application, could materially and adversely affect Ready Capital and Ready Capital's stockholders. Ready Capital cannot predict how changes in the tax laws might affect Ready Capital or Ready Capital's stockholders. New legislation, Treasury Regulations, administrative interpretations or court decisions could significantly and negatively affect Ready Capital's ability to qualify as a REIT or the U.S. federal income tax consequences of such qualification.

        In addition, the recently enacted TCJA makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to "sunset" provisions, the elimination or modification of various currently allowed deductions (including additional limitations on the deductibility of business interest and substantial limitation on the deduction for state and local taxes imposed on individuals), and preferential taxation of certain income (including REIT dividends) derived by non-corporate taxpayers from "pass-through" entities. The TCJA also imposes certain additional limitations on the deduction of net operating losses, which may in the future cause Ready Capital to make distributions that will be taxable to its stockholders to the extent of its current or accumulated earnings and profits in order to comply with the annual REIT distribution requirements. Finally, the TCJA also makes significant changes in the international tax rules, which among other things may require Ready Capital to include in its taxable income, and to distribute, pre-2018 earnings of certain of its foreign subsidiaries, which earnings have previously been deferred from taxation in the United States. The effect of these, and the many other, changes made in the TCJA is highly uncertain, both in terms of their direct effect on the taxation of an investment in Ready Capital Common Stock and their indirect effect on the value of Ready Capital's assets. Furthermore, many of the provisions of the TCJA will require guidance through the issuance of Treasury Regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on Ready Capital. It is also likely that there will be technical corrections legislation proposed with respect to the TCJA, the timing and effect of which cannot be predicted and may be adverse to Ready Capital or Ready Capital's stockholders.

COMPARATIVE SHARE PRICES

        Ready Capital Common Stock is listed for trading on the NYSE under the symbol "RC". ORM Common Stock is listed for trading on the NYSE American under the symbol "ORM". The following table presents trading information for Ready Capital Common Stock and ORM Common Stock as of November 7, 2018, the last trading day before public announcement of the Merger, and February 14, 2019, the latest practicable trading day before the date of this joint proxy statement/prospectus. For illustrative purposes, the following table also provides the estimated implied value of the consideration proposed for each share of ORM Common Stock as of the same two dates. This implied value was calculated by multiplying the per share price of each share of Ready Capital Common Stock by an assumed Exchange Ratio of 1.441.

	Ready Capital Common Stock			ORM Common Stock			Implied Per Share Value of Consideration for ORM Common Stock
Date	High	Low	Close	High	Low	Close	High	Low	Close
November 7, 2018	$15.13	$14.52	$14.94	$15.01	$14.87	$14.96	$21.80	$20.92	$21.53
February 14, 2019	$16.25	$16.07	$16.14	$22.75	$22.31	$22.64	$23.42	$23.16	$23.26

        Holders of Ready Capital Common Stock and ORM Common Stock are encouraged to obtain current market quotations for Ready Capital Common Stock and ORM Common Stock and to review carefully the other information contained in this joint proxy statement/prospectus or incorporated by reference herein. No assurance can be given concerning the market price of Ready Capital Common Stock before or after the effective date of the Merger. For additional information, see the sections entitled "Where You Can Find More Information and Incorporation by Reference" beginning on page 225.

 UNAUDITED COMPARATIVE PER SHARE INFORMATION

        The following table sets forth for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, selected per share information for Ready Capital Common Stock on a historical and pro forma combined basis and for ORM Common Stock on a historical and pro forma equivalent basis. Except for the historical information for the year ended December 31, 2017, the information in the table is unaudited. You should read the table below together with the historical consolidated financial statements and related notes thereto of Ready Capital and ORM contained in Ready Capital's Annual Report on Form 10-K for the year ended December 31, 2017, ORM's Annual Report on Form 10-K for the year ended December 31, 2017, and each of Ready Capital's and ORM's respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2018, June 30, 2018 and September 30, 2018, all of which are incorporated herein by reference into this joint proxy statement/prospectus. See "Where You Can Find More Information and Incorporation by Reference" beginning on page 225.

        The unaudited pro forma combined amounts and the unaudited pro forma combined equivalent amounts were calculated using the methodology as described in the section titled "Unaudited Pro Forma Condensed Combined Financial Information," and are subject to all the assumptions, adjustments and limitations described thereunder. The unaudited pro forma data and equivalent per share information give effect to the Merger as if it had been effective on the dates presented in the case of book value data, and as if it occurred on January 1, 2017 in the case of earnings per share and dividends data. The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual financial position and operating results would have been had the Merger occurred on such dates, nor do they purport to represent Ready Capital's future financial position or operating results.

	Ready Capital Corporation Historical	ORM Historical	Pro Forma Combined	Pro Forma Combined Equivalent(2)
Earnings (loss) Per Common Share
Basic: For the nine months ended September 30, 2018	$1.57	$0.57	$1.37	$1.27
Diluted: For the nine months ended September 30, 2018	$1.57	$0.57	$1.37	$1.27
Basic: For the year ended December 31, 2017	$1.38	$0.85	$1.28	$1.16
Diluted: For the year ended December 31, 2017	$1.38	$0.85	$1.28	$1.16
Book Value per Common Share
September 30, 2018	$17.14	$22.54	$19.08	$17.03
Dividends per share of common stock(1)
For the nine months ended September 30, 2018	$1.17	$0.56	$1.04	$1.00
For the year ended December 31, 2017	$1.48	$0.38	$1.26	$1.13

(1)
Pro forma dividends per share of common stock are not presented as the dividend policy for the Combined Company will be determined by the Ready Capital board following the completion of the Merger.

(2)
Reflects shares of ORM Common Stock after giving effect to the Exchange Ratio of 1.441.

 DESCRIPTION OF READY CAPITAL STOCK

General

        The following is a summary of some of the terms of Ready Capital's stock, the Ready Capital Charter, the Ready Capital Bylaws, and certain provisions of the Maryland General Corporation Law (the "MGCL"). You should read the Ready Capital Charter and the Ready Capital Bylaws and the applicable provisions of the MGCL for complete information on Ready Capital's stock. The following summary is not complete and is subject to, and qualified in its entirety by reference to, the MGCL and the provisions of the Ready Capital Charter and the Ready Capital Bylaws. To obtain copies of these documents, see "Where You Can Find More Information and Incorporation by Reference" beginning on page 225.

        The description of Ready Capital stock in this section applies to the capital stock of the Combined Company after the Merger. For additional information, see "Comparison of Rights of Ready Capital stockholders and ORM stockholders" beginning on page 210.

Shares Authorized

        The Ready Capital Charter provides that Ready Capital may issue up to 500,000,000 shares of Ready Capital Common Stock, $0.0001 par value per share, and 50,000,000 shares of preferred stock, $0.0001 par value per share, of which 140 shares have been classified and designated as a 12.5% Series A Cumulative Non-Voting Preferred Stock, $0.0001 par value per share. The Ready Capital Charter authorizes a majority of the entire Ready Capital Board to amend the charter to increase or decrease the aggregate number of authorized shares of common stock or the number of shares of any class or series without stockholder approval.

Shares Outstanding

        As of February 14, 2019, 32,124,966 shares of Ready Capital Common Stock were issued and outstanding, zero shares of Ready Capital preferred stock were issued and outstanding, 1,664,480 shares of the Ready Capital Common Stock were reserved for issuance pursuant to the Ready Capital 2012 equity incentive plan, 1,117,169 shares of the Ready Capital Common Stock were reserved for issuance upon redemption of Ready Capital OP Units and 6,899,862 shares of the Ready Capital Common Stock were reserved for issuance upon conversion of Ready Capital's convertible senior notes due 2023. Upon consummation of the Merger, the Combined Company is expected to have approximately 44,348,796 shares of Ready Capital Common Stock and zero shares of Ready Capital preferred stock issued and outstanding.

Common Stock

Voting Rights

        Subject to the provisions of the Ready Capital Charter regarding the restrictions on ownership and transfer of Ready Capital Common Stock and except as may otherwise be specified in the terms of any class or series of common stock or preferred stock, each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors and, except as provided with respect to any other class or series of stock, the holders of shares of common stock will possess the exclusive voting power. A plurality of all the votes cast in the election of directors is sufficient to elect a director and there is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of common stock can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.

Dividends, Distributions, Liquidation and Other Rights

        Subject to the preferential rights, if any, of holders of any other class or series of shares and to the provisions of the Ready Capital Charter regarding the restrictions on transfer and ownership of shares, holders of outstanding Ready Capital Common Stock are entitled to receive dividends on such Ready Capital Common Stock if, as and when authorized by the Ready Capital Board, and declared by Ready Capital out of assets legally available therefor. Such holders also are entitled to share ratably in the assets of Ready Capital legally available for distribution to stockholders in the event of Ready Capital's liquidation, dissolution or winding up after payment of or adequate provision for all known debts and liabilities of Ready Capital.

        Holders of Ready Capital Common Stock have no preference, conversion, exchange, sinking fund or redemption rights, have no preemptive rights to subscribe for any securities of Ready Capital and generally have no appraisal rights unless the Ready Capital Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.. Subject to the provisions of the Ready Capital Charter regarding the restrictions on transfer and ownership of shares, and to the rights of any outstanding shares of Ready Capital preferred stock, shares of Ready Capital Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify the Unissued Shares of Ready Capital Common Stock or Ready Capital Preferred Stock

        The Ready Capital Charter authorizes the Ready Capital Board to classify and reclassify any unissued shares of Ready Capital Common Stock or Ready Capital preferred stock into other classes or series of shares, including one or more classes or series of stock that have priority with respect to voting rights or dividends or upon liquidation over Ready Capital Common Stock, and authorizes Ready Capital to issue the newly-classified shares.

Power to Increase or Decrease Authorized Shares of Ready Capital Common Stock and Issue Additional Shares of Ready Capital Common Stock and Ready Capital Preferred Stock

        The Ready Capital Board may, upon the affirmative vote of a majority of the entire Ready Capital Board, amend the Ready Capital Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Ready Capital has the authority to issue, without stockholder approval.

Certain Provisions of the MGCL, the Ready Capital Charter and the Ready Capital Bylaws

        In addition to the ownership limits, certain provisions of the Ready Capital Charter and the Ready Capital Bylaws may delay, defer or prevent a change of control or other transaction in which holders of some, or a majority, of shares of Ready Capital Common Stock might receive a premium for their shares over the then prevailing market price of those shares or which such holders might believe to be otherwise in their best interests. The following paragraphs summarize a number of these provisions, as well as selected provisions of the MGCL.

The Ready Capital Board of Directors

        The Ready Capital Charter and the Ready Capital Bylaws provide that the number of directors of Ready Capital may be established by the Ready Capital Board, but may not be fewer than the minimum number required by the MGCL (which is one) nor more than fifteen. Currently, Ready Capital has six directors. The Ready Capital Charter and Ready Capital Bylaws provide that any vacancy, including a vacancy created by an increase in the number of directors, may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any individual elected to fill such vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

        Pursuant to the Ready Capital Bylaws, each of Ready Capital's directors will be elected by the holders of Ready Capital Common Stock to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies under Maryland law. Holders of Ready Capital Common Stock will have no right to cumulative voting in the election of directors. Directors will be elected by a plurality of all the votes cast in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the shares of Ready Capital Common Stock entitled to vote will generally be able to elect all of its directors.

Removal of Directors

        The Ready Capital Charter provides that, subject to any rights of holders of one or more classes or series of Ready Capital preferred stock to elect or remove one or more directors, a director may be removed with or without cause but only by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast generally in the election of directors. This provision, when coupled with the exclusive power of the Ready Capital Board to fill vacancies on the Ready Capital Board, precludes stockholders from (i) removing incumbent directors except upon a substantial affirmative vote and (ii) filling the vacancies created by such removal with their own nominees.

Business Combinations

        Under the MGCL, certain "business combinations" (including a merger, consolidation, statutory share exchange or, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation's outstanding voting stock or an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must generally be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation's common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. The Ready Capital Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by it.

        These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a board of directors prior to the time that the interested stockholder becomes an interested stockholder. Pursuant to the statute, the Ready Capital Board has by resolution exempted business combinations (i) between Ready Capital and its affiliates and (ii) between Ready Capital and any other person, provided that such business combination is first approved by the Ready Capital Board (including a majority of Ready Capital's directors who are not affiliates or associates of such person). Consequently, the five-year prohibition and the supermajority vote requirements will not apply to business combinations between Ready Capital and any person described above. As a result, any person described above may be able to enter into business combinations with Ready Capital that may not be in the best interest of Ready Capital's stockholders, without compliance by Ready Capital with the supermajority vote requirements and other provisions of the statute.

        If the Ready Capital Board opted back in to the business combination statute or failed to first approve a business combination, the business combination statute may discourage others from trying to acquire control of Ready Capital and increase the difficulty of consummating any offer. The Ready Capital Board has also adopted a resolution specifically exempting the Merger and the other transactions contemplated by the Merger Agreement from the business combination provisions of the MGCL.

Control Share Acquisitions

        The MGCL provides that holders of "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights with respect to the control shares except to the extent approved at a special meeting of stockholders by the affirmative vote of two-thirds of the votes entitled to be cast by holders entitled to vote generally in the election of directors, excluding shares of stock in a corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of directors: (i) a person who makes or proposes to make a control share acquisition, (ii) an officer of the corporation or (iii) an employee of the corporation who is also a director of the corporation. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to, directly or indirectly, exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third of all voting power;

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  one-third or more but less than a majority of all voting power; or

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  a majority or more of all voting power.

        Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A "control share acquisition" means the acquisition, directly or indirectly, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an "acquiring person statement" as described in the MGCL), may compel the directors of such corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the control shares. If no request for a special meeting is made, the corporation may present the question at any stockholders meeting.

        If voting rights of control shares are not approved at the meeting or if the acquiring person does not deliver an "acquiring person statement" as required by Maryland law, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders is held at which the voting rights of such shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition. The control share acquisition statute does not apply (1) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        The Ready Capital Bylaws contain a provision that exempts from the control share acquisition statute any and all acquisitions by any person of shares of Ready Capital stock. This provision may be amended or eliminated at any time in the future.

Subtitle 8 of Title 3 of the Maryland General Corporation Law

        Subtitle 8 of Title 3 of the MGCL ("Subtitle 8") permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions:

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  a classified board;

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  a two-thirds stockholder vote requirement for removing a director;

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  a requirement that the number of directors be fixed only by vote of the directors;

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  a requirement that a vacancy on the board be filled only by the remaining directors in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

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  a majority requirement for the calling of a stockholder requested special meeting of stockholders.

        Pursuant to provisions in the Ready Capital Charter, Ready Capital has elected to be subject to the provision of Subtitle 8 that requires that vacancies on the Ready Capital Board may be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in the Ready Capital Charter and the Ready Capital Bylaws unrelated to Subtitle 8, Ready Capital currently (1) requires the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast generally in the election of directors for the removal of any director, with or without cause, (2) vests in the Ready Capital Board the exclusive power to fix the number of directorships, and (3) requires, unless called by Chairman of the Ready Capital Board, the Chief Executive Officer and President of Ready Capital or the Ready Capital Board, the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such a meeting to call a special meeting of stockholders. Ready Capital does not have a classified board.

Amendment of the Ready Capital Charter and the Ready Capital Bylaws and Approval of Extraordinary Transactions

        Under Maryland law, a Maryland corporation generally cannot amend its charter or merge, sell all or substantially all of its assets, convert into another form of entity, engage in a statutory share exchange or engage in similar transactions unless such transaction is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter, is set forth in the corporation's charter. The Ready Capital Charter provides that such actions (other than certain amendments to the provisions of the Ready Capital Charter relating to the vote required to remove a director and the restrictions relating to the ownership and transfer of the Ready Capital stock and amendments to the vote required to amend such provisions, each of which requires the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter) may be taken only if declared advisable by the Ready Capital Board and approved by the affirmative vote of stockholders holding a majority of all the votes entitled to be cast on the matter.

        The Ready Capital Board has the exclusive power to adopt, alter or repeal any provision of Ready Capital Bylaws and to make new bylaws.

Stockholder Action by Written Consent

        The MGCL generally provides that, unless the charter of the corporation authorizes stockholder action by less than unanimous consent, stockholder action may be taken by consent in lieu of a meeting only if it is given in writing or by electronic transmission by all stockholders entitled to vote on the matter. The Ready Capital Charter authorizes and the Ready Capital Bylaws provide that stockholder action may be taken without a meeting if such action is advised, and submitted to the stockholders for approval, by the Ready Capital Board, and a consent, setting forth the action is given, in writing or by electronic transmission, by stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders is delivered to Ready Capital in accordance with the MGCL.

Meetings of Stockholders

        Under the Ready Capital Bylaws, annual meetings of stockholders will be held each year at a date and time as determined by the Ready Capital Board. Special meetings of stockholders may be called only by the Ready Capital Board, by the Chairman of the Ready Capital Board, Ready Capital's President or Ready Capital's Chief Executive Officer. Additionally, subject to the provisions of the Ready Capital Bylaws, a special meeting of stockholders will be called by Ready Capital's Secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast at least a majority of the votes entitled to be cast on such matter at such meeting. Only matters set forth in the notice of the Ready Capital special meeting may be considered and acted upon at such a meeting.

Advance Notice of Director Nominations and New Business

        Ready Capital Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Ready Capital Board and the proposal of business to be considered by stockholders at the annual meeting may be made only:

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  pursuant to Ready Capital's notice of the meeting;

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  by or at the direction of the Ready Capital Board; or

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  by a stockholder who was a stockholder of record both at the time of giving of the notice of the meeting and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice procedures set forth in the Ready Capital Bylaws.

        The Ready Capital Bylaws provide that only the business specified in the notice of the meeting may be brought before a special meeting of Ready Capital stockholders. Nominations of individuals for election as directors at a special meeting of stockholders at which directors are to be elected may be made only:

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  by or at the direction of the Ready Capital Board; or

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  if the special meeting has been called in accordance with the Ready Capital Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of provision of notice and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice procedures set forth in the Ready Capital Bylaws.

        The purpose of requiring stockholders to give advance notice of nominations and other proposals is to afford the Ready Capital Board the opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposals and, to the extent considered necessary by the Ready Capital Board, to inform stockholders and make recommendations regarding the nominations or other proposals. The advance notice provisions also enable a more orderly procedure for conducting Ready Capital stockholder meetings. Although the Ready Capital Bylaws do not give the Ready Capital Board the power to disapprove timely stockholder nominations and proposals, the Ready Capital Bylaws may have the effect of precluding a contest for the election of directors or proposals for other action if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors to the Ready Capital Board or to approve its own proposal.

Anti-takeover Effect of Certain Provisions of Maryland Law, the Ready Capital Charter and the Ready Capital Bylaws

        The Ready Capital Charter and the MGCL contain provisions that may delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of Ready Capital Common Stock or otherwise be in the best interests of Ready Capital stockholders, including business combination provisions, supermajority vote requirements and advance notice requirements for director nominations and stockholder proposals. Likewise, if the provision in the Ready Capital Bylaws opting out of the control share acquisition provisions of the MGCL were rescinded or if Ready Capital were to opt in to the classified board or other provisions of Subtitle 8, these provisions of the MGCL could have similar anti-takeover effects.

Limitation of Directors' and Officers' Liability and Indemnification

        Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Ready Capital Charter contains such a provision which eliminates the liability of Ready Capital directors and officers to the maximum extent permitted by Maryland law.

        Ready Capital has entered into indemnification agreements with each of its directors and officers that provide for indemnification to the maximum extent permitted by Maryland law.

        Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling Ready Capital for liability arising under the Securities Act, Ready Capital has been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Exclusive Forum

        The Ready Capital Bylaws provide that, unless Ready Capital consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on Ready Capital's behalf, (b) any action asserting a claim of breach of any duty owed by any of Ready Capital's directors, officers or other employees to Ready Capital or to its stockholders, (c) any action asserting a claim against Ready Capital or any of Ready Capital's directors, officers or other employees arising pursuant to any provision of the MGCL or the Ready Capital Charter or the Ready Capital Bylaws or (d) any action asserting a claim against Ready Capital or any of Ready Capital's directors, officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of stock of Ready Capital will be deemed to have notice of and consented to the provisions of the Ready Capital Charter and Ready Capital Bylaws, including the exclusive forum provisions in the Ready Capital Bylaws. However, it is possible that a court could find the forum selection provision in the Ready Capital Bylaws to be inapplicable or unenforceable.

Restrictions on Ownership and Transfer

        In order for Ready Capital to qualify as a REIT under the Code, shares of Ready Capital stock must be owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which Ready Capital made an election to be taxed as a REIT) or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of Ready Capital stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year for which Ready Capital made an election to be taxed as a REIT).

        To assist Ready Capital in complying with such limitations on the concentration of ownership, among other purposes, the Ready Capital Charter provides that, subject to the exceptions described below, no person or entity may own, or be deemed to own, by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding shares of Ready Capital Common Stock (or the common share ownership limit), or 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of Ready Capital stock (or the aggregate share ownership limit). Ready Capital refers to the common share ownership limit and the aggregate share ownership limit collectively as the "ownership limit." A person or entity that becomes subject to the ownership limit by virtue of a violative transfer that results in a transfer to a trust, as described below, is referred to as a "purported transferee" if, had the violative transfer been effective, the person or entity would have been a record owner and beneficial owner or solely a beneficial owner of shares of Ready Capital stock.

        The constructive ownership rules under the Code are complex and may cause shares of stock owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding shares of Ready Capital Common Stock, or 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of Ready Capital stock (or the acquisition of an interest in an entity that owns, actually or constructively, shares of Ready Capital stock by an individual or entity), could, nevertheless, cause that individual or entity, or another individual or entity, to own constructively in excess of the ownership limit.

        The Ready Capital Board may, in its sole discretion, subject to such conditions as it may determine and the receipt of certain representations and undertakings, prospectively or retroactively, waive the ownership limit or establish a different limit on ownership, or excepted holder limit, for a particular stockholder if, among other things, the stockholder's ownership in excess of the ownership limit would not result in Ready Capital being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise would result in Ready Capital failing to qualify as a REIT. As a condition of its waiver, the Ready Capital Board may, but is not required to, require an opinion of counsel or the Internal Revenue Service (or IRS) ruling satisfactory to the Ready Capital Board with respect to its qualification as a REIT.

        In connection with granting a waiver of the ownership limit or creating an excepted holder limit or at any other time, the Ready Capital Board may from time to time increase or decrease the ownership limit for all other persons and entities unless, after giving effect to such increase, five or fewer persons (as such term is defined in the Ready Capital Charter) could beneficially own in the aggregate, more than 49.9% in value of the shares then outstanding or Ready Capital would be "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or Ready Capital would otherwise fail to qualify as a REIT. A reduced ownership limit will not apply to any person or entity whose percentage ownership of Ready Capital Common Stock or stock of all classes and series, as applicable, is in excess of such decreased ownership limit until such time as such person's or entity's percentage ownership of Ready Capital Common Stock or stock of all classes and series, as applicable, equals or falls below the decreased ownership limit, but any further acquisition of shares of Ready Capital Common Stock or stock of any other class or series, as applicable, in excess of such percentage ownership of Ready Capital Common Stock or stock of all classes and series will be in violation of the decreased ownership limit.

        Ready Capital's charter further prohibits:

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  any person from beneficially or constructively owning, applying certain attribution rules of the Code, shares of Ready Capital stock that would result in Ready Capital being "closely held" under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause Ready Capital to fail to qualify as a REIT; and

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  any person from transferring shares of Ready Capital stock if such transfer would result in shares of Ready Capital stock being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution).

        Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of Ready Capital stock that will or may violate the ownership limit or any of the foregoing restrictions relating to transferability and ownership must immediately give written notice to Ready Capital or, in the case of a proposed or attempted transaction, give at least 15 days' prior written notice and provide Ready Capital with such other information as Ready Capital may request in order to determine the effect of such transfer on Ready Capital's qualification as a REIT. The foregoing provisions on transferability and ownership will not apply if the Ready Capital Board determines that it is no longer in Ready Capital's best interests to attempt to qualify, or to continue to qualify, as a REIT.

        If any transfer of shares of Ready Capital stock would result in shares of Ready Capital stock being beneficially owned by fewer than 100 persons, such transfer will be null and void and the intended transferee will acquire no rights in such shares of stock. In addition, if any purported transfer of shares of Ready Capital stock or any other event would otherwise result in any person violating the ownership limit or an excepted holder limit established by the Ready Capital Board or in Ready Capital being "closely held" under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then that number of shares (rounded up to the nearest whole share) that would cause Ready Capital to violate such restrictions will be automatically transferred to a trust for the exclusive benefit of one or more charitable organizations selected by Ready Capital and the intended transferee will acquire no rights in such shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the purported transfer or other event that results in a transfer to the trust. Any dividend or other distribution paid to the purported transferee, prior to Ready Capital's discovery that the shares had been automatically transferred to a trust as described above, must be repaid to the trustee upon demand for distribution to the beneficiary by the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limit or excepted holder limit or Ready Capital being "closely held" under Section 856(h) of the Code or otherwise failing to qualify as a REIT, then Ready Capital's charter provides that the transfer of the shares will be null and void and the purported transferee will acquire no rights in such shares of stock.

        Shares of stock transferred to the trustee of the charitable trust are deemed offered for sale to Ready Capital, or Ready Capital's designee, at a price per share equal to the lesser of (1) the price paid by the purported transferee for the shares (or, in the case of a devise or gift, the Market Price (as such term is defined in the Ready Capital Charter) at the time of such devise or gift) and (2) the Market Price on the date Ready Capital, or Ready Capital's designee, accepts such offer. Ready Capital may reduce the amount payable to the purported transferee by the amount of dividends and other distributions which have been paid to the purported transferee and are owed by the purported transferee to the trustee. Ready Capital has the right to accept such offer until the trustee of the charitable trust has sold the shares of Ready Capital stock held in the trust pursuant to the provisions of the Ready Capital Charter discussed below. Upon a sale to Ready Capital, the interest of the charitable beneficiary in the shares sold terminates, the trustee of the charitable trust must distribute the net proceeds of the sale to the purported transferee and any dividends or other distributions held by the trustee with respect to such shares of stock will be paid to the charitable beneficiary.

        If Ready Capital does not buy the shares, the trustee must, within 20 days of receiving notice from Ready Capital of the transfer of shares to the trust, sell the shares to a person designated by the trustee whose ownership will not violate the ownership limit or the other restrictions relating to the ownership and transfer of Ready Capital stock. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the purported transferee an amount equal to the lesser of (1) the price paid by the purported transferee for the shares (or, if the purported transferee did not give value for the shares in connection with the event causing the shares to be held in the trust, the Market Price of the shares on the day of the event which resulted in the transfer of such shares of stock to the trust) and (2) the sales proceeds (net of commissions and other expenses of sale) received by the trust for the shares. Any net sales proceeds in excess of the amount payable to the purported transferee will be immediately paid to the charitable beneficiary, together with any dividends or other distributions thereon. In addition, if, prior to discovery by Ready Capital that shares of stock have been transferred to a trust, such shares of stock are sold by a purported transferee, then (x) such shares will be deemed to have been sold on behalf of the trust and (y) to the extent that the purported transferee received an amount for such shares that exceeds the amount that such purported transferee was entitled to receive, such excess amount will be paid to the trustee upon demand. The purported transferee has no rights in the shares held by the trustee.

        The trustee of the charitable trust will be designated by Ready Capital and will be unaffiliated with Ready Capital and with any purported transferee. Prior to the sale of any shares by the trust, the trustee will receive, in trust for the beneficiary of the trust, all dividends and other distributions paid by Ready Capital with respect to the shares held in trust and may also exercise all voting rights with respect to the shares held in trust. These rights will be exercised for the exclusive benefit of the beneficiary of the trust. Any dividend or other distribution paid prior to Ready Capital's discovery that shares of stock have been transferred to the trust will be paid by the recipient to the trustee upon demand. Any dividend or other distribution authorized but unpaid will be paid when due to the trustee.

        Subject to Maryland law, effective as of the date that the shares have been transferred to the trust, the trustee will have the authority, at the trustee's sole discretion:

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  to rescind as void any vote cast by a purported transferee prior to Ready Capital's discovery that the shares have been transferred to the trustee; and

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  to recast the vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary.

        However, if Ready Capital has already taken irreversible corporate action, then the trustee may not rescind and recast the vote.

        In addition, if the Ready Capital Board determines in good faith that a proposed transfer or other event has taken place that would violate the restrictions relating to the ownership and transfer of Ready Capital stock or that a person intends or has attempted to acquire beneficial or constructive ownership of stock in violation of such restrictions (whether or not such violation is intended), the Ready Capital Board must take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including causing Ready Capital to redeem the shares of stock, refusing to give effect to the transfer on its books or instituting proceedings to enjoin the transfer.

        Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of Ready Capital stock, within 30 days after the end of each taxable year, must give Ready Capital written notice, stating the stockholder's name and address, the number of shares of each class and series of Ready Capital stock that the stockholder beneficially owns and a description of the manner in which the shares are held. Each such owner must provide Ready Capital with such additional information as Ready Capital may request in order to determine the effect, if any, of the stockholder's beneficial ownership on Ready Capital's qualification as a REIT and to ensure compliance with the ownership limit. In addition, each stockholder (including the stockholder of record) must provide Ready Capital with such information as Ready Capital may request in good faith in order to determine its qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

        Any certificates representing shares of Ready Capital stock will bear a legend referring to the restrictions described above.

        These restrictions relating to ownership and transfer will not apply if the Ready Capital Board determines that it is no longer in Ready Capital's best interests to continue to qualify as a REIT.

        These ownership limits could delay, defer or prevent a transaction or a change in control that might involve a premium price for Ready Capital Common Stock or otherwise be in the best interest of Ready Capital's stockholders.

REIT Qualification

        The Ready Capital Charter provides that the Ready Capital Board may revoke or otherwise terminate Ready Capital's REIT election, without approval of Ready Capital stockholders, if Ready Capital determines that it is no longer in Ready Capital's best interests to attempt to qualify, or to continue to qualify, as a REIT.

Stock Exchange Listing

        Ready Capital Common Stock is listed on the NYSE under the symbol "RC".

Transfer Agent and Registrar

        American Stock Transfer & Trust Company, LLC acts as Ready Capital transfer agent and registrar for Ready Capital Common Stock and Ready Capital OP Units.

COMPARISON OF RIGHTS OF READY CAPITAL STOCKHOLDERS
AND ORM STOCKHOLDERS

        Both Ready Capital and ORM are incorporated under Maryland law. The rights of Ready Capital stockholders are governed by the MGCL, the Ready Capital Charter and the Ready Capital Bylaws. The rights of ORM stockholders are governed by the MGCL, the ORM Charter and the ORM Bylaws. Upon consummation of the Merger, the rights of the former ORM stockholders who receive Ready Capital Common Stock will be governed by the MGCL and the Ready Capital Charter and the Ready Capital Bylaws.

        The following is a summary of the material differences as of the date of this joint proxy statement/prospectus between the rights of Ready Capital stockholders and the rights of ORM stockholders under the governing documents of Ready Capital and ORM and the above-described laws which govern Ready Capital and ORM, respectively. The following summary is qualified in its entirety by reference to the relevant provisions of the (i) MGCL, (ii) Ready Capital Charter, (iii) ORM Charter, (iv) Ready Capital Bylaws, and (v) ORM Bylaws.

        This section does not include a complete description of all differences between the rights of Ready Capital stockholders and ORM stockholders, nor does it include a complete description of the specific rights of such holders. Furthermore, the identification of some of the differences in the rights of such holders is not intended to indicate that other differences that may be equally important do not exist. You are urged to read carefully the relevant provisions of Maryland law, as well as the governing instruments of each of Ready Capital and ORM, each as amended, restated, supplemented or otherwise modified from time to time, copies of which are available, without charge, to any person, including any beneficial owner to whom this joint proxy statement/prospectus is delivered, by following the instructions listed under "Where You Can Find More Information and Incorporation by Reference" beginning on page 225.

	Rights of Ready Capital stockholders (which will be the rights of common stockholders of the Combined Company following the Merger)	Rights of ORM stockholders
Authorized Capital Stock	Ready Capital is authorized to issue 550,000,000 shares, consisting of (i) 500,000,000 shares of common stock, $0.0001 par value per share, and (ii) 50,000,000 shares of preferred stock, $0.0001 par value per share.	ORM is authorized to issue 55,000,000 shares of capital stock, consisting of (i) 50,000,000 shares of common stock, $0.01 par value per share, and (ii) 5,000,000 shares of preferred stock, $0.01 par value per share.

As of February 14, 2019, there were 32,124,966 shares of Ready Capital Common Stock outstanding, and 1,117,169 Ready Capital OP Units held by outside limited partners, which are exchangeable, on a one for-one basis, into cash or, at Ready Capital's option, for shares of its common stock.

As of February 14, 2019, there were 8,482,880 shares of ORM Common Stock outstanding.

	Rights of Ready Capital stockholders (which will be the rights of common stockholders of the Combined Company following the Merger)	Rights of ORM stockholders
Size of Board	Currently, the Ready Capital Board consists of six directors.	Currently, the ORM Board consists of eight directors.
Election of Directors

The Ready Capital Bylaws provide that at a meeting of stockholders duly called at which a quorum is present is sufficient to elect a director. Consequently, at each annual meeting of stockholders, the holders of a majority of the shares of Ready Capital Common Stock entitled to vote will generally be able to elect all of Ready Capital's directors.

The ORM Board is classified into three separate classes of directors. Directors in each class are elected for a staggered term ending at the third annual meeting of stockholders following the election of such class, and each year only one of these three classes of directors is elected by the ORM stockholders. Directors are elected by a majority voting standard in uncontested elections (in which a nominee is elected only if the votes cast "FOR" his or her election exceed the votes cast "AGAINST" his or her election), and a plurality voting standard in contested elections, which includes an election for which, as of the date that is 14 days in advance of the date ORM files its definitive proxy statement (regardless of whether it is later revised or supplemented), there are more nominees for election than positions on the ORM Board to be filled by that election.

	Rights of Ready Capital stockholders (which will be the rights of common stockholders of the Combined Company following the Merger)	Rights of ORM stockholders
Amendment of Charter

Except for amendments to the provisions of the Ready Capital Charter relating to the vote required to remove a director and the restrictions relating to the ownership and transfer of the Ready Capital shares of stock and amendments to the vote required to amend such provisions (each of which requires the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter) and amendments requiring the approval only of the Ready Capital Board, the Ready Capital Charter generally may be amended only if declared advisable by the Ready Capital Board and approved by the affirmative vote of the holders of not less than a majority of all of the votes entitled to be cast on the matter.

The ORM Charter generally may be amended only if the amendment is first advised by the ORM Board and thereafter approved by the affirmative vote of ORM stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter.

Restrictions on Investment and Operating Policies	None in the Ready Capital Charter or Ready Capital Bylaws.	The ORM Charter contains certain limitations and restrictions on the investments ORM may make and the operations ORM may undertake.
Limitations on Compensation to Management Company	None in the Ready Capital Charter or Ready Capital Bylaws.

The ORM Charter contains certain limitations and restrictions on the compensation ORM may pay to its manager which, among other things, limits the annual management fee to a maximum of 2.75% of the average unpaid balance of the Mortgage Loans (as defined in the ORM Charter) at the end of each month in the calendar year.

	Rights of Ready Capital stockholders (which will be the rights of common stockholders of the Combined Company following the Merger)	Rights of ORM stockholders
Maryland Business Combination Act

As permitted by the MGCL, the Ready Capital Board has by resolution exempted business combinations (i) between Ready Capital and its affiliates and (ii) between Ready Capital and any other person, provided that such business combination is first approved by the Ready Capital Board (including a majority of Ready Capital's directors who are not affiliates or associates of such person). However, the Ready Capital Board may repeal or modify this resolution at any time.

As permitted by the MGCL, the ORM Board has by resolution exempted business combinations between ORM and any person from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the ORM Board (including a majority of directors who are not affiliates or associates of such persons). However, the ORM Board may repeal or modify this resolution at any time.

The ORM Board has also adopted a resolution exempting the Merger from the provisions of the Maryland Business Combination Act.

 DESCRIPTION OF POLICIES OF READY CAPITAL

        The following is a discussion of Ready Capital's investment policies and its policies with respect to certain other activities, including financing matters and conflicts of interest. These policies may be amended or revised from time to time at the discretion of the Ready Capital Board without stockholder approval. No assurance can be given that Ready Capital's investment objectives will be attained. Since it entered into the Merger Agreement, Ready Capital's ability to pursue and implement certain of the objectives and policies described below have been constrained by the restrictions contained in the covenants of the Merger Agreement. See "The Merger Agreement—Conduct of Business by Ready Capital Pending the Merger" beginning on page 139.

Investment Strategy

        Ready Capital's investment strategy is to opportunistically expand its market presence in its acquisition and origination segments and further grow its SBC securitization capabilities which serve as a source of attractively priced, match-term financing. Following its 2013 private placement transaction, Ready Capital capitalized on the dislocation of the credit markets and depressed levels of available capital by acquiring SBC loans from distressed sellers at historically high risk-adjusted returns. Alongside the growth in its acquired loan portfolio and using its experience in underwriting and managing such loans, Ready Capital built out its SBC and SBA origination capabilities and most recently added a residential agency mortgage origination component. As such, Ready Capital has become a full-service real estate finance platform and Ready Capital believes that the breadth of its business allows for adaptation to changing market conditions and the deployment of capital in asset classes with the most attractive risk-adjusted returns.

        Ready Capital's acquisition strategy complements its origination strategy by increasing its market intelligence in potential origination geographies, providing additional data to support its underwriting criteria and offering securitization market insight for various product offerings. The proprietary database on the causes of borrower default, loss severity, and market information that it developed from its SBC loan acquisition experience has served as the basis for the development of its SBC and SBA loan origination programs. Additionally, Ready Capital's origination strategy complements its acquisition strategy by providing additional captive refinancing options for its borrowers and further data to support its investment analysis while increasing its market presence with potential sellers of SBC assets.

Financing Strategy

        Ready Capital uses prudent leverage to increase potential returns to its stockholders. Ready Capital finances the loans it originates and acquires primarily through securitization transactions, as well through other borrowings. Additionally, Ready Capital sells the guaranteed portion of its SBA loan originations in the secondary market.

        The Ready Capital Manager's extensive experience in non-performing and performing loan acquisition, origination, servicing and securitization strategies has enabled Ready Capital to complete several securitizations of SBC loan and SBA 7(a) loan assets since January 2011. SBC securitization structures are non-recourse and typically provide debt equal to 50% to 90% of the cost basis of the SBC assets. Non-performing SBC ABS involve liquidating trusts with liquidation proceeds used to repay senior debt. Performing SBC ABS involve longer-duration trusts with principal and interest collections allocated to senior debt and losses on liquidated loans to equity and subordinate tranches. Ready Capital's strategy is to continue to finance its assets through the securitization market, which will allow it to continue to match fund the SBC loans pledged as collateral to secure these securitizations on a long-term non-recourse basis.

        Ready Capital anticipates using other borrowings as part of its financing strategy, repurchase agreements, warehouse facilities, bank credit facilities (including term loans and revolving facilities), and public and private equity and debt issuances.

        As of September 30, 2018 Ready Capital's committed and outstanding financing arrangements included:

  •
  Seven committed credit facilities and three master repurchase agreements to finance its SBC and residential mortgage loans with $817.1 million of borrowings outstanding;

  •
  $752.4 million of securitized debt obligations outstanding from $3.2 billion ABS that financed its whole loan acquisitions and SBC originations;

  •
  master repurchase agreements with four counterparties to fund its acquisition of MBS, short term investments, and SBC loans with $610.3 million of borrowings outstanding;

  •
  $50.0 million in principal amount of $6.50% senior notes due 2021 to originate or acquire its target assets and for general corporate purposes;

  •
  $180.0 million in principal amount of 7.50% senior secured notes due 2022 to originate or acquire its target assets and for general corporate purposes; and

  •
  $115.0 million in principal amount of 7.00% convertible senior notes due 2023 to originate or acquire its target assets and for general corporate purposes.

        Ready Capital's financing agreements require the company to maintain a debt-to-equity leverage ratio at certain levels. The amount of leverage Ready Capital may employ for particular assets will depend upon the availability of particular types of financing and the Ready Capital Manager's assessment of the credit, liquidity, price volatility and other risks of those assets and financing counterparties. Ready Capital currently targets a total debt-to-equity leverage ratio between 3:1 to 4:1 and a recourse debt-to-equity leverage ratio between 1.5:1 to 2.5:1. Ready Capital believe that these target leverage ratios are conservative for these asset classes and exemplify the conservative levels of borrowings it intends to use over time. Ready Capital intends to use leverage for the primary purpose of financing its portfolio and not for the purpose of speculating on changes in interest rates. Ready Capital may, however, be limited or restricted in the amount of leverage it may employ by the terms and provisions of any financing or other agreements that it may enter into in the future, and it may be subject to margin calls as a result of its financing activity. At September 30, 2018, Ready Capital had a leverage ratio of 2.1x on a recourse debt-to-equity ratio.

Hedging Strategy

        Subject to maintaining its qualification as a REIT, Ready Capital may use derivative financial instruments (or hedging instruments), including interest rate swap agreements, interest rate cap agreements, options on interest rate swaps, or swaptions, financial futures, structured credit indices, and options in an effort to hedge the interest rate and credit spread risk associated with the financing of its portfolio. Specifically, Ready Capital attempts to hedge its exposure to potential interest rate mismatches between the interest it earns on its assets and its borrowing costs caused by fluctuations in short-term interest rates, and it intends to hedge its SBC loan originations from the date the interest rate is locked until the loan is included in a securitization. It also uses hedging instruments in connection with its residential mortgage loan origination platform in an attempt to offset some of the impact of prepayments on its loans. In particular, Ready Capitals uses MBSs forward sales contracts to manage the interest rate price risk associated with the interest rate lock commitments it makes with potential borrowers. In utilizing leverage and interest rate hedges, Ready Capital's objectives include, where desirable, locking in, on a long-term basis, a spread between the yield on its assets and the cost of its financing in an effort to improve returns to its stockholders. Ready Capital will undertake to hedge its originated loan inventory pending securitization with respect to changes in securitization liability cost resulting from both changes in benchmark treasuries and credit spreads. Hedges are periodically re-balanced to match expected duration of the securitization and are closed at securitization issuance with the resulting gain or loss allocated to the retained basis in the securitization with the objective of protecting the yield for the aforementioned changes in securitization liabilities.

Issuance of Additional Securities

        If the Ready Capital Board determines that obtaining additional capital would be advantageous to it, Ready Capital may, at any time without stockholder approval and on terms and for such consideration as it deems appropriate, issue shares of common stock or preferred stock, debt or other equity securities, in exchange for cash, stock, real estate assets or other property, or retain earnings (subject to provisions of the Code concerning distribution requirements and taxability of undistributed REIT taxable income). Ready Capital may issue preferred shares from time to time, in one or more classes or series, as authorized by the Ready Capital Board without the need for stockholder approval. Ready Capital has not adopted a specific policy governing the issuance of senior securities.

Reporting Policies

        Ready Capital makes available to its stockholders audited annual financial statements and annual reports. Ready Capital is subject to the information reporting requirements of the Exchange Act, pursuant to which it files periodic reports, proxy statements and other information, including audited financial statements, with the SEC.

Changes in Strategies and Policies

        The strategies and policies may be amended or waived at the discretion of the Ready Capital Board without a vote of the Ready Capital stockholders. Ready Capital has no present intention to modify any of these objectives and policies, and it is anticipated that any modification would occur only if business and economic factors affecting Ready Capital make its stated strategies and policies unworkable or imprudent.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS OF READY CAPITAL

        The following table sets forth information as of February 14, 2019 regarding the beneficial ownership of Ready Capital Common Stock by (i) each person known to Ready Capital to be the beneficial owner of 5% or more of the outstanding Ready Capital Common Stock (ii) Ready Capital's named executive officers, (iii) Ready Capital's directors and (iv) all of Ready Capital's directors and executive officers as a group. Beneficial ownership includes any shares over which the beneficial owner has sole or shared voting or investment power and also any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of options or other rights. The percentages below are based on 32,255,735 shares of Ready Capital Common Stock outstanding as of February 14, 2019, which includes 23,104 vested restricted stock units ("RSUs") and 107,667 shares of restricted Ready Capital Common Stock, unless otherwise specified.

        Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of its principal executive office, 1140 Avenue of the Americas, 7th Floor, New York, NY, 10036.

Names and Business Address	Number of Shares of Ready Capital Common Stock Beneficially Owned**		% of All Shares of Ready Capital Common Stock***
Thomas E. Capasse	299,737	(1)	*
Jack J. Ross	286,377	(2)	*
Frederick C. Herbst	47,528	(3)	*
Thomas Buttacavoli	86,858	(4)	*
Carole Mortensen	45,194	(5)	*
Todd Sinai	17,776	(6)	*
J. Mitchell Reese	30,776	(7)	*
Frank Filipps	15,776	(8)	*
David Holman	15,776	(9)	*
All directors and executive officers as a group (8 persons)	845,798		2.62%
5% or Greater Beneficial Owner
Sutherland REIT Holdings, LP	12,836,223	(10)	39.80%
Farallon Entities	2,203,239	(11)	6.83%
San Bernardino County Employees' Retirement Association	2,042,686	(12)	6.33%

*
Denotes less than 1%.

**
For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of Ready Capital Common Stock with respect to which person has sole or shared voting power or investment power.

***
For purposes of computing the percentage ownerships in the table below, as of February 14, 2019, Ready Capital had 32,255,735 shares of Ready Capital Common Stock outstanding, which includes 23,104 vested RSUs and 127,521 shares of restricted Ready Capital Common Stock, which represent the right to receive one share of Ready Capital Common Stock. The total number of shares of Ready Capital Common Stock outstanding used in calculating these percentages assumes that none of the unvested RSUs held by other persons are converted into shares of Ready Capital Common Stock.

(1)
Includes (i) 8,000 shares of Ready Capital Common stock owned through Edward J. Capasse Revocable Trust and (ii) 19,709 shares of Ready Capital Common Stock out of the 60,154 and 8,454 total shares of Ready Capital Common Stock held by the Ready Capital Manager (including through its ownership of Sutherland REIT Holdings, LP (or the Partnership)) and Waterfall Management, LLC (or, the Ready Capital Manager and Waterfall Management, LLC, collectively, the "Waterfall Entities"), respectively, based on Mr. Capasse's percentage ownership in the Waterfall Entities; Mr. Capasse disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein. Waterfall Management, LLC, an affiliate of the Ready Capital Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Ready Capital Common Stock that are held by the Partnership. In addition, Mr. Capasse is a principal of the Ready Capital Manager and may be deemed to share voting and investment power over the shares of Ready Capital Common Stock held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Ready Capital Common Stock held by the Partnership and Mr. Capasse disclaims beneficial ownership of such shares of Ready Capital Common Stock, except to the extent of his economic interest in the Partnership.

(2)
Includes (i) 145,871 shares of Ready Capital Common Stock owned through the Robin J. Ross 2009 Trust; Mr. Ross does not serve as the trustee for the trust, his wife is the trustee and sole beneficiary of the trust and the trustee of the trust has sole voting and investment power with respect to the securities held by the trust, (ii) 120,797 shares of Ready Capital Common Stock owned through Mr. Jack J. Ross and Mrs. Robin J. Ross JTWROS, a joint tenant account of Mr. Ross and his wife, and (iii) 19,709 shares of Ready Capital Common Stock out of the 60,154 and 8,454 total shares of Ready Capital Common Stock held by the Ready Capital Manager (including through its ownership of the Partnership) and Waterfall Management, LLC, respectively, based on Mr. Ross's percentage ownership in the Waterfall Entities; Mr. Ross disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein. Waterfall Management, LLC, an affiliate of the Ready Capital Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Ready Capital Common Stock that are held by the Partnership. In addition, Mr. Ross is a principal of the Ready Capital Manager and may be deemed to share voting and investment power over the shares of Ready Capital Common Stock held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Ready Capital Common Stock held by the Partnership and Mr. Ross disclaims beneficial ownership of such shares of Ready Capital Common Stock, except to the extent of his economic interest in the Partnership.

(3)
Includes 24,439 shares of Ready Capital Common Stock owned through the FREDERICK C HERBST & CAROLYN B HERBST JT TEN, a joint tenant account of Mr. Herbst and his wife, 14,439 of which are unvested restricted common stock granted in March 2018 pursuant to the 2012 Equity Plan. Pursuant to the terms of the award agreement, the 14,439 restricted shares of common stock will vest in equal increments of one-third on March 6, 2019, March 6, 2020, and March 6, 2021. Waterfall Management, LLC, an affiliate of the Ready Capital Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Ready Capital Common Stock that are held by the Partnership.

(4)
Includes 5,908 shares of Ready Capital Common Stock out of the 60,154 and 8,454 total shares of Ready Capital Common Stock held by the Ready Capital Manager (including through its ownership of the Partnership) and Waterfall Management, LLC, respectively, based on Mr. Buttacavoli 's percentage ownership in the Waterfall Entities; Mr. Buttacavoli disclaims beneficial ownership of the shares held by the Waterfall Entities, except to the extent of his economic interest therein

(5)
Includes 19,854 shares of Ready Capital Common Stock granted on March 6, 2018 under the 2012 Plan (initially unvested and restricted), all of which vested upon Ms. Mortensen's resignation as Chief Operating Officer of Ready Capital, effective February 11, 2019.

(6)
Includes 1,444 unvested RSUs, which represent the right to receive one share of Ready Capital Common Stock for each RSU at vesting, with vesting to occur on December 31, 2018.

(7)
The shares are held through the J. Mitchell Reese Jr. Trust, UA 5/5/1999; Mr. Reese serves as the trustee and sole beneficiary of the trust and has sole voting and investment power with respect to the securities held by the trust. The share total includes 1,444 unvested RSUs, which represent the right to receive one share of Ready Capital Common Stock for each RSU at vesting, with vesting to occur on December 31, 2018.

(8)
Includes 1,444 unvested RSUs, which represent the right to receive one share of Ready Capital Common Stock for each RSU at vesting, with vesting to occur on December 31, 2018.

(9)
Includes 1,444 unvested RSUs, which represent the right to receive one share of Ready Capital Common Stock for each RSU at vesting, with vesting to occur on December 31, 2018.

(10)
Waterfall Management, LLC, an affiliate of the Ready Capital Manager, serves as the general partner of the Partnership and may be deemed to be the beneficial owner of the shares of Ready Capital Common Stock that are held by the Partnership. However, Waterfall Management, LLC does not have an economic interest in certain of these shares and expects to distribute such shares to the beneficial owners of the Partnership upon their request in accordance with the Partnership's partnership agreement. Accordingly, Waterfall Management, LLC disclaims beneficial ownership of the shares of Ready Capital Common Stock held by the Partnership. In addition, each of Thomas Capasse, Jack Ross, Frederick Herbst, and Thomas Buttacavoli is a principal or manager director of the Ready Capital Manager, and may be deemed to share voting and investment power over the shares of Ready Capital Common Stock held by the Partnership. Each of such individuals disclaims beneficial ownership of such shares of Ready Capital Common Stock, except to the extent of his economic interest therein. The inclusion of these shares of Ready Capital Common Stock shall not be deemed an admission of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes.

(11)
Based on Ready Capital's review of Amendment No. 3 to Schedule 13G filed with the SEC on February 14, 2019 by the entities and persons set forth below. Consists of 1,933,863 shares directly held by Farallon Capital Partners, L.P. (or FCP) and 269,376 shares directly held by Farallon Capital AA Investors, L.P. (FCAAI and together with FCP, the "Farallon Entities"). As the general partner of each of the Farallon Entities, Farallon Partners, L.L.C. (or FP GP) may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to share voting and dispositive power over the shares held by the Farallon Entities. As general partner of FCAAI, Farallon AA GP, L.L.C. (or FCAAI GP) may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to share voting and dispositive power over the shares held by FCAAI. As managing members of FP GP and as managers or senior managers of FCAAI GP, Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, David T. Kim, Monica R. Landry, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warrent and Mark C. Wehrly may each, for purposes of Rule 13d-3 under the Exchange Act, be deemed to share voting and dispositive power over the shares held by the Farallon Entities. FP GP and FCAAI GP and each of its managing members and managers or senior managers, as applicable, disclaim any beneficial ownership of such shares. All of the above-mentioned entities and individuals disclaim group attribution. The entities and persons set forth below have an address at One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(12)
Based on a review of a Schedule 13G filed with the SEC on February 9, 2017 by San Bernardino County Employees' Retirement Association (or SBCERA). It reports sole voting power and sole dispositive power over 2,042,686 shares of Ready Capital Common Stock. The address of SBCERA is 348 West Hospitality Lane, 3rd Floor, San Bernardino, California 92415.

 PRINCIPAL AND MANAGEMENT STOCKHOLDERS OF ORM

        The following table shows how much of the ORM Common Stock was beneficially owned on February 14, 2019 by all current directors and executive officers of ORM individually, and as a group and each person known to ORM to be the beneficial owner of more than five percent of the ORM Common Stock. Unless otherwise indicated, each person owns directly the number of shares shown after his or her name in the table below and has sole voting and investment power with respect to such shares. None of the shares owned by such persons are subject to any pledge.

Name of Beneficial Owner	Number of Shares of ORM Common Stock Beneficially Owned	Percent of Class(1)
Beneficial owners of more than 5%
Nantahala Capital Management, LLC(3)	593,282	6.99%
19 Old Kings Highway South, Suite 200
Darien, CT 06820
The TCW Group, Inc.(4)	545,355	6.43%
865 South Figueroa Street
Los Angeles, CA 90017
Almitas Capital LLC(5)	448,096	5.28%
1460 4th Street, Suite 300
Santa Monica, CA 90401
Executive officers and directors(2)
William C. Owens(6)(7)	206,779	2.44%
Bryan H. Draper(8)	115,825	1.37%
Steven Donald Hovde	26,219	*
Ann Marie Mehlum	None	N/A
Gilbert E. Nathan	None	N/A
Dennis G. Schmal	3,000	*
Benjamin C. Smeal	6,000	*
Gary C. Wallace	2,000	*
Daniel J. Worley	4,325	*
William E. Dutra(9)	30,589	*
Melina A. Platt	4,910	*
Brian M. Haines(10)	8,503	*
All executive officers and directors as a group (12 persons)	408,150	4.81%

*
Represents ownership of less than 1.0%.

(1)
Based upon 8,482,880 shares of ORM Common Stock.

(2)
The address of each of the executive officers and directors listed above is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595.

(3)
This information, other than the percentage ownership calculation which was calculated based upon 8,482,880 shares of ORM Common Stock outstanding on February 14, 2019, is based on a Schedule 13D filed with the SEC on February 14, 2019, by Nantahala Capital Management, LLC, a Massachusetts limited liability company ("Nantahala"), Wilmot Harkey and Daniel Mack (collectively the "Reporting Persons"). The Reporting Persons report that Nantahala may be deemed to be beneficial owner of 593,282 shares of ORM Common Stock held by funds and separately managed accounts under its control that, each of Messrs. Harkey and Mack may also be deemed the beneficial owner of those shares and that each of the Reporting Persons has shared voting and dispositive power over all 593,282 shares.

(4)
This information, other than the percentage ownership calculation which was calculated based upon 8,482,880 shares of ORM Common Stock outstanding on February 14, 2019, is based on a Schedule 13G filed with the SEC on February 4, 2019 by The TCW Group, Inc., a Nevada corporation ("TCW") on behalf of it and its direct and indirect subsidiaries. TCW reports that entities affiliated with The Carlyle Group, which holds a minority indirect ownership interest in TCW that technically constitutes an indirect controlling interest in TCW, may be deemed to share beneficial ownership of the shares of ORM Common Stock reported on such Schedule 13G and, in accordance with Rule 13d-4 under the Exchange Act, The Carlyle Group disclaims beneficial ownership of such shares.

(5)
This information is based on a Schedule 13G filed with the SEC on February 12, 2019 by Almitas Capital LLC ("Almitas"). Almitas reports that it has sole voting and dispositive power over all 448,096 shares.

(6)
Mr. Owens owns 62.5% of the ORM Manager, the manager of ORM and shares voting power at the ORM Manager with Mr. Draper, Mr. Dutra and Mr. Haines, each of whom owns the following percentage of the ORM Manager: Draper—16.305%; Dutra—16.305%; and Haines—4.89%. Mr. Owens' is reporting beneficial ownership of 83,049 shares of ORM Common Stock held by the ORM Manager directly and 13,736 shares of ORM Common Stock held by Investors Yield. Inc. (a wholly-owned subsidiary of the ORM Manager), with respect to which he has shared voting and investment power. Mr. Owens disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(7)
Includes 19,516 shares of ORM Common Stock held by Owens Trust dated February 24, 1993, the trustee of which is Mr. Owens. Also includes 4,637 shares of ORM Common Stock held by Belmar, a California limited partnership of which Mr. Owens owns 49.22%. Mr. Owens disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes: (i) 6,361 shares of ORM Common Stock held indirectly by Mr. Owens spouse; (ii) 14,600 shares of ORM Common Stock held in an Individual Retirement Account of which Mr. Owens is sole beneficiary; and (iii) 64,880 shares of ORM Common Stock owned indirectly through the Owens Financial Group 401(k) Plan.

(8)
Includes 4,543 shares of ORM Common Stock held by Draper Family Partnership of which Mr. Draper is a 50% owner. Mr. Draper disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes: (i) 52,494 shares of ORM Common Stock held by Draper Family Trust as Amended and Restated in 2017, of which Mr. Draper is co-trustee; (ii) 3,275 shares of ORM Common Stock indirectly by Mr. Draper's spouse; and (iii) 55,513 shares of ORM Common Stock held in Individual Retirement Accounts of which Mr. Draper is sole beneficiary. Does not include 83,049 shares of ORM Common Stock held by the ORM Manager directly and 13,736 shares of ORM Common Stock held by Investors Yield, Inc.

(9)
Includes 2,689 shares of ORM Common Stock held by The Dutra Trust of which Mr. Dutra is sole trustee, 2,000 shares of ORM Common Stock owned in a Roth 401(k) and 25,900 shares of ORM Common Stock owned indirectly through the Owens Financial Group 401(k) Plan. Does not include 83,049 shares of ORM Common Stock held by the ORM Manager directly and 13,736 shares of ORM Common Stock held by Investors Yield. Inc.

(10)
Includes 1,248 shares of ORM Common Stock held in an Individual Retirement Account and 3,973 shares of ORM Common Stock owned indirectly through the Owens Financial Group 401(k) Plan. Does not include 83,049 shares of ORM Common Stock held by the ORM Manager directly and 13,736 shares of ORM Common Stock.

 EXPERTS

Ready Capital

        The consolidated financial statements of Ready Capital (formerly, Sutherland Asset Management Corporation), incorporated by reference in this joint proxy statement/prospectus from Ready Capital's Annual Report on Form 10-K for the year ended December 31, 2017, as amended by the Form 10-K/A filed with the SEC on February 13, 2019, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ORM

        The consolidated financial statements incorporated in this joint proxy statement/prospectus by reference from ORM's Annual Report on Form 10-K for the year ended December 31, 2017, and the effectiveness of ORM's internal control over financial reporting have been audited by Crowe LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such consolidated financial statements have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

 LEGAL MATTERS

        The validity of the shares of Ready Capital Common Stock to be issued in the Merger will be passed upon by Clifford Chance US LLP ("Clifford Chance"). It is a condition to the Merger that Ready Capital and ORM receive opinions from Clifford Chance (or other counsel reasonably acceptable to ORM) and Vinson & Elkins L.L.P. (or other counsel reasonably acceptable to Ready Capital), respectively, concerning the qualification of Ready Capital and ORM as REITs under the Code.

STOCKHOLDER PROPOSALS

2019 Ready Capital Annual Meeting of Stockholders

        If the Merger is completed, the ORM stockholders will become stockholders of Ready Capital. Ready Capital's first regularly scheduled annual meeting of stockholders following the completion of the Merger will occur in 2019. A date has not been set for Ready Capital's 2019 annual meeting of stockholders. Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in Ready Capital's proxy materials for the 2019 annual meeting of stockholders must be received at Ready Capital's principal executive offices, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036, no later than December 31, 2018.

        In addition, any Ready Capital stockholder who wishes to propose a nominee to the Ready Capital Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in Ready Capital's proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of the Ready Capital Bylaws, which are on file with the SEC and may be obtained by any stockholder who sends a written request to such effect to Investor Relations, Ready Capital Corporation, 1140 Avenue of the Americas, 7th Floor, New York, New York 10036. These notice provisions require that nominations of persons for election to the Ready Capital Board and the proposal of business to be considered by the stockholders for the 2019 annual meeting of stockholders must be received no earlier than December 1, 2018 and no later than 5:00p.m. Eastern Time on December 31, 2018.

2019 ORM Annual Meeting of Stockholders

        ORM will not hold an annual meeting of stockholders in 2019 if the Merger is completed. However, if the Merger Agreement is terminated for any reason, ORM expects to hold an annual meeting of stockholders in 2019. A date has not been set for ORM's 2019 annual meeting.

        If ORM holds an annual meeting in 2019, the ORM Bylaws currently provide that in order for a nomination or proposal of business of a stockholder to be presented at its 2019 annual meeting of stockholders, other than a stockholder proposal included in ORM's proxy statement pursuant to Rule 14a-8, it must be received at ORM's principal executive offices not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to June 8, 2019. Accordingly, to submit a director candidate for consideration for nomination at the ORM 2019 annual meeting of stockholders, stockholders must submit the recommendation, in writing and in accordance with the ORM Bylaws by 5:00 p.m. Pacific Time, on February 8, 2019, but in no event earlier than January 9, 2019. Any such proposal should be mailed to: Owens Realty Mortgage, Inc., Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595, Attention: Daniel Worley, Secretary. The stockholder filing the notice of nomination or proposal of business must comply with all the requirements of the ORM Bylaws. A copy of the ORM Bylaws may be obtained from ORM's corporate secretary by written request to the same address.

        Additionally, if ORM holds an annual meeting in 2019, stockholder proposals intended to be presented at the 2019 annual meeting of stockholders must be received by the corporate secretary of ORM on or before February 8, 2019 in order to be considered for inclusion in ORM's proxy statement relating to the 2019 annual meeting pursuant to Rule 14a-8 under the Exchange Act.

        If you have questions or need more information about the annual meeting, you may write to:

    Owens Realty Mortgage, Inc.
    2221 Olympic Boulevard
    Walnut Creek, California 94595
    Attention: Secretary

 WHERE YOU CAN FIND MORE INFORMATION AND INCORPORATION BY REFERENCE

        ORM and Ready Capital each file annual, quarterly and current reports, proxy statements and other information with the SEC. ORM's and Ready Capital's SEC filings are available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov. You also may obtain free copies of the documents filed with the SEC by ORM and Ready Capital by going to ORM's and Ready Capital's websites at www.owensmortgage.com and www.readycapital.com, respectively. ORM's and Ready Capital's website addresses are provided as an inactive textual reference only. The information provided on ORM's and Ready Capital's websites is not part of this joint proxy statement/prospectus, and is not incorporated by reference into this joint proxy statement/prospectus.

        Ready Capital has filed with the SEC a registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part. The registration statement registers the shares of Ready Capital Common Stock to be issued to ORM stockholders in the Merger. The registration statement, including the exhibits and schedules thereto, contains additional information about Ready Capital Common Stock. The rules and regulations of the SEC allow Ready Capital and ORM to omit certain information included in the registration statement from this joint proxy statement/prospectus.

        The SEC allows Ready Capital to "incorporate by reference" into this joint proxy statement/prospectus the information it files with the SEC, which means Ready Capital can disclose important information to you by referring you to those documents. Information incorporated by reference is deemed to be part of this joint proxy statement/prospectus. Later information filed with the SEC will update and supersede this information.

        This joint proxy statement/prospectus incorporates by reference the Ready Capital documents listed below (other than any portions of the documents not deemed to be filed), all of which have been previously filed by Ready Capital with the SEC:

  •
  Annual Report on Form 10-K for the year ended December 31, 2017 (filed as Sutherland Asset Management Corporation), as amended by the Form 10-K/A filed with the SEC on February 13, 2019;

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 (filed as Sutherland Asset Management Corporation);

  •
  Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (filed as Sutherland Asset Management Corporation);

  •
  Quarterly Report on Form 10-Q for the quarter ended September 30, 2018; and

  •
  Current Reports on Form 8-K filed with the SEC on January 31, 2018, April 27, 2018, June 18, 2018, September 4, 2018, September 26, 2018, November 8, 2018, November 9, 2018, January 4, 2019, February 12, 2019, February 14, 2019 and February 15, 2019.

        This joint proxy statement/prospectus incorporates by reference the ORM documents listed below (other than any portions of the documents not deemed to be filed), all of which have been previously filed by ORM with the SEC:

  •
  Annual Report on Form 10-K for the year ended December 31, 2017;

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2018;

  •
  Quarterly Report on Form 10-Q for the quarter ended June 30, 2018;

  •
  Quarterly Report on Form 10-Q for the quarter ended September 30, 2018; and

  •
  Current Reports on Form 8-K filed with the SEC on January 3, 2018, January 4, 2018, February 7, 2018, March 2, 2018, March 5, 2018, March 13, 2018, April 3, 2018, April 25, 2018, April 27, 2018, May 9, 2018, June 1, 2018, June 8, 2018, June 27, 2018, June 28, 2018, June 29, 2018, July 5, 2018, July 10, 2018, July 16, 2018, July 17, 2018, July 25, 2018, July 27, 2018, August 8, 2018, August 15, 2018, September 6, 2018, September 17, 2018, November 1, 2018, November 8, 2018, November 9, 2018, December 18, 2018, January 4, 2019, February 7, 2019 and February 15, 2019.

        Ready Capital and ORM each also incorporate by reference into this joint proxy statement/prospectus additional documents that it may file with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and prior to the dates of the ORM and Ready Capital special meetings; provided, however that it is not incorporating any information furnished under either Item 2.02 or Item 7.01 of any Current Report on Form 8-K, except as otherwise specified in the documents containing such information.

        Ready Capital and ORM will each provide free copies of its reports, proxy statements and other information, including this joint proxy statement/prospectus, filed with the SEC at the SEC's website at www.sec.gov. Copies of the documents filed by Ready Capital with the SEC will be available free of charge on Ready Capital website at www.readycapital.com or by contacting Ready Capital Investor Relations at InvestorRelations@readycapital.com or at (212) 257-4666. Copies of the documents filed by ORM with the SEC will be available free of charge on ORM's website at www.owensmortgage.com or by contacting ORM Investor Relations at (925) 239-7001. The information contained on Ready Capital's website is not part of this joint proxy statement/prospectus. The reference to Ready Capital's website is intended to be an inactive textual reference only.

        If you would like to request copies of this joint proxy statement/prospectus and any documents that are incorporated by reference into this joint proxy statement/prospectus, please do so by March 14, 2019 in order to receive them before the Ready Capital special meeting and by March 14, 2019 in order to receive them before the ORM special meeting.

        No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated February 15, 2019 and you should not assume that the information contained in, or incorporated by reference into, this joint proxy statement/prospectus is accurate as of any date other than that date (or, in the case of documents incorporated by reference, their respective dates). Neither the mailing of this joint proxy statement/prospectus to Ready Capital stockholders or ORM stockholders nor the Ready Capital Common Stock Issuance to ORM stockholders in the Merger pursuant to the Merger Agreement will create any implication to the contrary.

        This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or to any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in or incorporated by reference into this joint proxy statement/prospectus regarding Ready Capital has been provided by Ready Capital and information contained in or incorporated by reference into this joint proxy statement/prospectus regarding ORM has been provided by ORM. Ready Capital and ORM have both contributed to the information relating to the Merger contained in this joint proxy statement/prospectus.

 MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single annual report or proxy statement, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies.

        Ready Capital and ORM and some brokers may be householding proxy materials by delivering proxy materials to multiple stockholders who request a copy and share an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or Ready Capital or ORM that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or, if you are a stockholder of record of Ready Capital or stockholder of record of ORM, notify either Ready Capital's investor relations department at 1140 Avenue of the Americas, 7th Floor, New York, NY 10036, Tel. (212) 257-4666 or ORM's investor relations department at 2221 Olympic Boulevard, Walnut Creek, California 94595, Tel. (925) 239-7001, as applicable. Ready Capital stockholders or ORM stockholders who share a single address, but receive multiple copies of Ready Capital's or ORM's, as applicable, proxy statement, may request that in the future they receive a single copy by notifying Ready Capital or ORM, as applicable, at the telephone and address set forth in the preceding sentences. In addition, Ready Capital or ORM, as applicable, will promptly deliver, upon written or oral request made to the address or telephone number above, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered pursuant to a prior request.

 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        The following unaudited pro forma condensed combined financial information gives effect to the Merger. Upon completion of the Merger, ORM will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company. Immediately following the Merger, the surviving company will be contributed to Ready Capital Operating Partnership in exchange for partnership interests in Ready Capital Operating Partnership. As a result of the Merger, the surviving company will become a wholly-owned subsidiary of the Ready Capital Operating Partnership. Merger Sub has not conducted any activities other than those incidental to its formation and the matters contemplated by the Merger Agreement. After the Merger, the Combined Company of Ready Capital and ORM will retain the name "Ready Capital Corporation" and its shares will continue to trade on the New York Stock Exchange under the symbol "RC".

        The unaudited pro forma condensed combined balance sheet gives effect to the Merger based on the historical balance sheets of Ready Capital and ORM as of September 30, 2018. The Ready Capital and ORM balance sheet information was derived from their unaudited balance sheets at September 30, 2018 that were included in their Quarterly Reports on Form 10-Q for the quarter then ended, which were each filed with the SEC on November 8, 2018.

        The unaudited pro forma condensed combined statements of income is presented for the nine months ended September 30, 2018 and the year ended December 31, 2017 based on the most recently completed fiscal quarters and years of Ready Capital and ORM. The historical results of Ready Capital were derived from its unaudited consolidated statement of income for the nine months ended September 30, 2018 that was included in its Quarterly Report on Form 10-Q for the quarter then ended, filed on November 8, 2018 and its audited consolidated statement of income for the year ended December 31, 2017 that was included in its Annual Report on Form 10-K for the year then ended, filed on March 16, 2018. The historical results of ORM were derived from its unaudited consolidated statement of income for the nine months ended September 30, 2018 that was included in its Quarterly Report on Form 10-Q for the quarter then ended, filed on November 9, 2018 and its audited consolidated statement of income for the year ended December 31, 2017 that was included in its Annual Report on Form 10-K for the year then ended, filed on March 13, 2018.

        The adjustments for the unaudited pro forma condensed combined balance sheet as of September 30, 2018 assume the Merger was completed on that date. The adjustments for the unaudited pro forma condensed combined statements of income for the year ended December 31, 2017 and the nine months ended September 30, 2018 were prepared assuming the Merger was completed on January 1, 2017. The pro forma adjustments are included only to the extent they are (i) directly attributable to the Merger, (ii) factually supportable and (iii) with respect to the unaudited pro forma condensed combined statements of income, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information do not reflect the costs of any integration activities.

        The following unaudited pro forma condensed combined financial information have been prepared for illustrative purposes only and have been adjusted to reflect certain reclassifications in order to conform to Ready Capital's financial statement presentation. The unaudited pro forma condensed combined financial information were prepared using the acquisition method of accounting for business combinations pursuant to ASC 805, Business Combinations, with Ready Capital considered the acquirer for accounting purposes. The statements are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Ready Capital and ORM been combined during the specified periods. The following unaudited pro forma condensed combined financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above and other information relating to Ready Capital and ORM contained in or incorporated by reference into this joint proxy statement/prospectus.

        Additionally, the value of the per share consideration to be given by Ready Capital to complete the Merger will be determined at the completion of the Merger. Accordingly, the pro forma allocation of total consideration transferred and adjustments are preliminary and are subject to further adjustments as additional information becomes available and as additional analyses are performed. Upon completion of the Merger, final valuations will be performed. Increases or decreases in the fair value of relevant balance sheet amounts will result in adjustments to the balance sheet and/or statement of income until the allocation of total consideration transferred is finalized and those adjustments may be material.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2018

	Ready Capital Corporation (Accounting Acquirer)	ORM (Accounting Acquiree)	ORM Financial Statement Reclass (B)		Pro Forma Merger Adjustments		Pro Forma Combined
	(In Thousands)
Assets
Cash and cash equivalents	$47,845	$—	$16,662	a	$(10,000)	C1	$54,507
Cash, cash equivalents, and restricted cash	—	20,162	(20,162)	a	—
Restricted cash	18,864	—	3,500	a			22,364
Loans, net	1,256,177	144,212	—				1,400,389
Loans, held for sale, at fair value	124,988	—	—				124,988
Mortgage backed securities, at fair value	94,341	—	—				94,341
Loans eligible for repurchase from Ginnie Mae	79,600	—	—				79,600
Investment in unconsolidated joint venture	40,914	—	2,284	e	5,416	C6	48,614
Derivative instruments	5,846	—	—				5,846
Servicing rights	118,221	—	—				118,221
Receivable from third parties	1,529	—	—				1,529
Other assets	59,160	430	1,083	b			59,982
			413	c
			2,941	d
			(4,045)	g
Interest and other receivables	—	1,083	(1,083)	b			—
Deferred financing costs	—	413	(413)	c			—
Deferred tax assets, net	—	2,941	(2,941)	d			—
Investment in limited liability company	—	2,284	(2,284)	e			—
Real estate held for sale	—	37,026	22,710	f	18,062	C6	81,843
			4,045	g
Real estate held for investment	—	22,710	(22,710)	f			—
Assets of consolidated VIEs	1,053,274	—	—				1,053,274

Total Assets	$2,900,759	$231,261	$—		$13,478		$3,145,498

Liabilities
Secured borrowings	817,051	—	20,943	h			837,994
Lines of credit payable	—	20,943	(20,943)	h			—
Notes and loans payable on real estate	—	15,808					15,808
Promissory note	5,363	—					5,363
Securitized debt obligations of consolidated VIEs, net	752,432	—					752,432
Convertible notes, net	109,743	—					109,743
Senior secured notes, net	178,757	—					178,757
Corporate debt, net	48,301	—					48,301
Guaranteed loan financing	246,229	—					246,229
Contingent consideration	1,773	—					1,773
Liabilities for loans eligible for repurchase from Ginnie Mae	79,600	—					79,600
Derivative instruments	39	—					39
Dividends payable	13,346	1,697					15,043
Due to Manager	—	239	(239)	i			—
Accounts payable and other accrued liabilities	79,089	1,347	239	i			80,675

Total Liabilities	$2,331,723	$40,034	$—		$—		$2,371,757

Stockholders' Equity
Ready Capital Common Stock	3	—			1	C5	4
ORM Common Stock	—	112			(112)	C5	—
Ready Capital Additional paid-in capital	540,573	—			50,431	C2	742,325
					182,437	C3
					(41,753)	C4
					111	C5
					(12,595)	C7
					23,478	C6
ORM Additional paid-in capital	—	182,437			(182,437)	C3	—
ORM Treasury stock	—	(41,753)			41,753	C4	—
Ready Capital Retained earnings (deficit)	8,994	—			(5,315)	C1	3,679
					12,595	C7	12,595
ORM Retained earnings (deficit)	—	50,431			(50,431)	C2	—
	—				(4,500)	C1	(4,500)

Total	549,570	191,227	—		13,663		754,460
Non-controlling interests	19,466	—			(185)	C1	19,281
					—	C7

Total Stockholders' Equity	$569,036	$191,227	$—		$13,478		$773,741

Total Liabilities and Stockholders' Equity	$2,900,759	$231,261	$—		$13,478		$3,145,498

Common shares outstanding	32,065,112	8,482,880			12,223,830		44,288,942
Book value per common share	$17.14	$22.54					$17.03

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

	Ready Capital Corporation (Accounting Acquirer)	ORM (Accounting Acquiree)	ORM Financial Statement Reclass (B)		Pro Forma Merger Adjustments		Pro Forma Combined
	(In Thousands, except share data)
Interest income	$123,295	$9,415	$—		$726	C8	$133,436
Interest expense	(77,996)	(1,833)	—		—		(79,829)

Net interest income before provision for loan losses	$45,299	$7,582	$—		$726		$53,607

Provision for loan losses	(571)	207					(364)

Net interest income after provision for loan losses	$44,728	$7,789	$—		$726		$53,243

Non-interest income
Gains on residential mortgage banking activities, net of variable loan expenses	30,170	—					30,170
Other income	4,364	226			140	C9	4,730
Income on unconsolidated joint venture	9,420	—					9,420
Servicing income, net	19,959	—					19,959
Gains on sales of real estate, net	—	2,485					2,485
Rental and other income from real estate properties	—	3,421					3,421

Total non-interest income	$63,913	$6,132	$—		$140		$70,185

Non-interest expense
Employee compensation and benefits	(43,755)						(43,755)
Allocated employee compensation and benefits from related party	(3,600)						(3,600)
Professional fees	(7,343)						(7,343)
Management fees—related party	(6,118)	(2,186)			242	C10	(8,062)
Incentive fees—related party	(676)						(676)
Loan servicing expense	(11,340)		(95)	m			(11,435)
Other operating expenses	(23,475)		(2,914)	j,k,l			(26,389)
Rental and other expenses on real estate properties	—	(3,348)					(3,348)
General and administrative expense	—	(1,571)	1,571	j			—
Depreciation and amortization	—	(597)	597	k			—
Impairment losses on real estate properties	—	(746)	746	l			—
Servicing fees to Manager	—	(95)	95	m			—

Total non-interest expense	$(96,307)	$(8,543)	$—		$242		$(104,608)

Net realized gain on financial instruments	27,796	—	—				27,796
Net unrealized gain on financial instruments	15,964	—	—				15,964

Income before provision for income taxes	$56,094	$5,378	$—		$1,108		$62,580

Provision for income (taxes) benefit	(4,123)	(317)	—				(4,440)

Net income	$51,971	$5,061	$—		$1,108		$58,140

Less: Net income attributable to non-controlling interest	1,890	—	—		28	C8-C10	1,918

Net income attributable to common stockholders	$50,081	$5,061	$—		$1,080		$56,222

Earnings per common share—basic	$1.57	$0.57					$1.27
Earnings per common share—diluted	$1.57	$0.57					$1.27
Weighted-average shares outstanding
Basic	32,073,665	8,859,495			12,223,830		44,297,495
Diluted	32,090,126	8,859,495			12,223,830		44,313,956

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2017

	Ready Capital Corporation (Accounting Acquirer)	ORM (Accounting Acquiree)	ORM Financial Statement Reclass (B)			Pro Forma Merger Adjustments		Pro Forma Combined
	(In Thousands, except share data)
Interest income	$138,305	$10,841	$			$757	C8	$149,903
Interest expense	(74,646)	(1,588)						(76,234)

Net interest income before provision for loan losses	$63,659	$9,253		$—		$757		$73,669

Provision for loan losses	(2,363)	360						(2,003)

Net interest income after provision for loan losses	$61,296	$9,613		$—		$757		$71,666

Non-interest income
Gains on residential mortgage banking activities, net of variable loan expenses	41,700							41,700
Other income	8,458	187				103	C9	8,747
Income on unconsolidated joint venture	—							—
Servicing income, net	22,994							22,994
Gains on sales of real estate, net	—	14,729						14,729
Rental and other income from real estate properties	—	4,505						4,505

Total non-interest income	$73,152	$19,421		$—		$103		$92,675

Non-interest expense
Employee compensation and benefits	(55,039)							(55,039)
Allocated employee compensation and benefits from related party	(3,843)							(3,843)
Professional fees	(8,921)							(8,921)
Management fees—related party	(8,059)	(3,546)				392	C10	(11,213)
Incentive fees—related party	—							—
Loan servicing expense	(10,323)			(362)	m			(10,685)
Other operating expenses	(26,939)			(4,795)	j,k,l			(31,734)
Rental and other expenses on real estate properties	—	(4,981)						(4,981)
General and administrative expense	—	(2,234)		2,234	j			—
Depreciation and amortization	—	(1,138)		1,138	k			—
Impairment losses on real estate properties	—	(1,423)		1,423	l			—
Servicing fees to Manager	—	(362)		362	m			—
Settlement expense	—	(2,627)						(2,627)

Total non-interest expense	$(113,124)	$(16,312)		$—		$392		$(129,043)

Net realized gain on financial instruments	19,329	—						19,329
Net unrealized gain on financial instruments	7,000	—						7,000

Income before provision for income taxes	$47,653	$12,722		$—		$1,253		$61,628
Provision for income (taxes) benefit	(1,839)	(4,042)						(5,881)

Net income	$45,814	$8,680		$—		$1,253	C8	$55,747

Less: Net income attributable to non-controlling interest	2,524	—		—		32	C10	2,556

Net income attributable to common stockholders	$43,290	$8,680		$—		$1,221		$53,191

Earnings per common share—basic	$1.38	$0.85						$1.22
Earnings per common share—diluted	$1.38	$0.85						$1.22
Weighted-average shares outstanding
Basic	31,350,102	10,162,496				14,644,157		45,994,259
Diluted	31,351,611	10,162,496				14,644,157		45,994,768

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(A) Basis of Presentation

        Under the terms of the Merger Agreement, in connection with the Merger, each outstanding share of ORM Common Stock will be converted into the right to receive a number of shares of Ready Capital Common Stock determined by dividing Ready Capital's adjusted book value per share by the ORM adjusted book value per share each as calculated at a time and pursuant to certain calculation principles set forth in the Merger Agreement ("Exchange Ratio").

        The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation of the total consideration transferred to identifiable net assets acquired and the deficit merger consideration to bargain purchase gain in equity. The allocation of the total consideration transferred in the unaudited pro forma condensed combined financial information is based upon total consideration transferred of approximately $197.3 million. This amount was calculated as described above in accordance with the Merger Agreement, based on a price per Ready Capital Common Stock of $16.14, which represents the closing price of Ready Capital Common Stock on February 14, 2019. The valuation of the shares to be issued will be based on the trading price of Ready Capital Common Stock at the effective time of the Merger. Any changes to the initial estimates of the fair value of the assets and liabilities, which may be material, will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to the bargain purchase gain.

	Calculation of Preliminary Estimated Total Consideration Transferred (in thousands, except share and per share data)
ORM total stockholders' equity at September 30, 2018		$191,227
Less: Merger transaction expenses—ORM		(4,500)
Fair value adjustment to Real Estate Owned		18,062
Fair value adjustment to Investment in unconsolidated joint venture		5,416

ORM adjusted book value		$210,205

ORM shares outstanding at September 30, 2018		8,482,880
Exchange Ratio	X	1.441

Ready Capital Common Stock to be issued		12,223,830
Market price as of February 14, 2019	X	16.14

Estimated total consideration transferred based on value of shares of Ready Capital Common Stock to be issued		$197,293

Total estimated bargain purchase gain		$12,912

        Bargain purchase gain represents the excess of the fair value of the underlying net assets acquired and liabilities assumed over the total consideration transferred. This determination of bargain purchase gain is preliminary and is subject to change when the evaluation is complete.

(B) Accounting Presentation and Policies

Financial Statement Reclassifications

        The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Ready Capital. Certain balances from the consolidated financial statements of ORM were reclassified to conform the presentation to that of Ready Capital.

        The following Balance Sheet reclassifications have been made from ORM's balance sheet information derived from its unaudited balance sheet at September 30, 2018 that was included in its Quarterly Report on Form 10-Q for the quarter then ended, which was filed with the Securities and Exchange Commission on November 8, 2018:

Assets:

a)
Reclassified Restricted cash out of Cash, cash equivalents, and restricted cash and into Restricted cash.

b)
Reclassified Interest and other receivables to Other Assets

c)
Reclassified Deferred financing costs to Other Assets

d)
Reclassified Deferred tax assets, net to Other Assets

e)
Reclassified Investment in limited liability company to Investment in unconsolidated joint ventures

f)
Reclassified Real Estate held-for-investment to Real Estate held for sale

g)
Reclassified Real Estate Owned from Other Assets to Real Estate held for sale

Liabilities:

h)
Reclassified Lines of credit payable to Secured borrowings

i)
Reclassified Due to Manager to Accounts payable and other accrued liabilities

        The following Statement of Income reclassification have been made from ORM's income statement information derived from its unaudited statement of operations for the nine months ended September 30, 2018 that was included in its Quarterly Report on Form 10-Q for the quarter then ended, which was filed with the Securities and Exchange Commission on November 8, 2018:

Expenses:

j)
Reclassified General and administrative expense to Other operating expenses

k)
Reclassified Depreciation and amortization to Other operating expenses

l)
Reclassified Impairment losses on real estate properties to Other operating expenses

m)
Reclassified Servicing fees to Manager to Loan servicing expense

(C) Pro Forma Merger Adjustments

        The unaudited pro forma combined balance sheet as of September 30, 2018 reflects the following adjustments:

C1)
Adjustment relates to the recognition and payment of estimated one-time merger obligations and estimated total costs of $10.0 million including:

a)
transactions costs related to the Merger of $5.5 million paid by Ready Capital, the accounting acquirer, allocated $5.3 million to common stockholders and $0.2 million to Non-controlling interests;

b)
transaction costs related to the Merger of $4.5 million paid by ORM, the accounting acquiree

C2)
Adjustment relates to the elimination of ORM historical accumulated retaining earnings of $50.4 million

C3)
Adjustment relates to the elimination of ORM historical additional paid-in capital of $182.4 million

C4)
Adjustment relates to the elimination of ORM historical treasury stock of $41.8 million

C5)
Adjustment of $111 thousand to reflect elimination of ORM historical common stock, $0.01 par value, and issuance of new Ready Capital Common Stock, $0.0001 par value

C6)
Adjustment of $18.1 million to the Real Estate held for sale to fair value balance and $5.4 million to the Investment in unconsolidated joint ventures balance.

C7)
Adjustment relates to the bargain purchase gain of $12.9 million, allocated $12.6 million to common stockholders and $0.3 million to Non-controlling interests.

C8)
Adjustment relates to the recognition of additional accretion of discount due to certain origination fees paid to the ORM Manager that would be retained by the Combined Company and amortized over the life of the loan.

C9)
Adjustment relates to additional income for fees paid to the ORM Manager under the terms of the ORM Management Agreement that would be retained by the Combined Company under the Ready Capital Management Agreement.

C10)
Adjustment relates to the impact (a reduction) of the management fees under Ready Capital Management Agreement and removal of ORM historical advisory fees.

        Ready Capital believes, with the exception of the adjustment to the Real Estate Owned and Investment in unconsolidated joint venture balances indicated in C6, all ORM balance sheet accounts approximate fair value. There is no tax impact relating to income items, as they are included in non taxable entities.

        The table below shows a range of total consideration transferred and corresponding bargain purchase gain (goodwill) based on hypothetical per share prices of Ready Capital Common Stock:

	20% Decrease	10% Decrease	Current share price	10% Increase	20% Increase
	(in thousands, other than per share data)
Price per Ready Capital Common stock	$12.91	$14.53	$16.14	$17.75	$19.37
Total consideration transferred	$157,834	$177,563	$197,293	$217,022	$236,751
Bargain purchase gain (goodwill)	$52,371	$32,642	$12,912	$(6,817)	$(26,546)

        The total consideration transferred are calculated based on 12,223,830 shares of Ready Capital Common Stock to be issued after giving effect to the Exchange Ratio described above. Each 10% increase (decrease) in the per share price of Ready Capital Common Stock will result in a $19.7 million increase (decrease) in the total consideration transferred, substantially all of which is expected to be recorded as a decrease (increase) in the amount of the bargain purchase gain or goodwill recorded in the transaction.

Earnings Per Share

        The unaudited pro forma adjustment to shares outstanding used in the calculation of basic and diluted earnings per share are based on the combined basic and diluted weighted average shares, after giving effect to the assumed Exchange Ratio, as follows (in thousands, except share data):

	For the nine months ended September 30, 2018	For the year ended December 31, 2017
Numerator:
Net income attributable to common stockholders—Ready Capital	$50,081	$43,290
Net income attributable to common stockholders—ORM	5,061	8,680
Pro Forma Merger Adjustments	1,080	1,221

Net income attributable to common stockholders—Combined Company	$56,222	$53,191

Denominator:
Ready Capital weighted average common shares outstanding—basic	32,073,665	31,350,102
Ready Capital Common Stock to be issued to ORM stockholders	12,223,830	14,644,157

Pro forma weighted average common shares outstanding—basic	44,297,495	45,994,259

Effect of dilutive shares	16,461	1,509

Pro forma weighted average common shares outstanding—diluted	44,313,956	45,995,768

Basic per common share data:
Net income per weighted average common share	$1.27	$1.16
Diluted per common share data:
Net income per weighted average common share	$1.27	$1.16

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

READY CAPITAL CORPORATION,

READYCAP MERGER SUB, LLC

and

OWENS REALTY MORTGAGE, INC.

Dated as of November 7, 2018

A-i

A-ii

A-iii

Page
Annex A	Certain Defined Terms	A-a-1
Annex B	Additional Operating Requirements	A-b-1
Annex C	Additional Access and Reporting Requirements	A-c-1

A-iv

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of November 7, 2018 (this "Agreement"), by and among Ready Capital Corporation, a Maryland corporation ("Parent"), ReadyCap Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent ("Merger Sub"), and Owens Realty Mortgage, Inc., a Maryland corporation (the "Company").

        WHEREAS, the Company and Parent are Maryland corporations operating as real estate investment trusts ("REITs") within the meaning, and under the provisions, of Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for U.S. federal income tax purposes;

        WHEREAS, the Board of Directors of the Company (the "Company Board"), acting upon the unanimous recommendation of a special committee of independent directors of the Company (the "Company Special Committee") formed for the purpose of, among other things, evaluating and making a recommendation to the Company Board with respect to this Agreement and the transactions contemplated hereby (collectively, the "Transactions"), has (i) determined that this Agreement and the Transactions, including the merger of the Company with and into Merger Sub (the "Merger"), are in the best interests of the Company and its stockholders (the "Company Stockholders"), (ii) approved this Agreement and declared that the Transactions, including the Merger, are advisable, (iii) directed that the Merger and the other Transactions be submitted to the holders of Company Common Stock for consideration at the Company Stockholders Meeting, and (iv) recommended that the Company Stockholders approve the Merger and the other Transactions (such recommendation made in clause (iv), the "Company Board Recommendation");

        WHEREAS, the Board of Directors of Parent (the "Parent Board") has unanimously (i) determined that this Agreement and the Transactions, including the Merger and the issuance of the shares of common stock of Parent, par value $0.0001 per share ("Parent Common Stock") pursuant to this Agreement (collectively, the "Parent Common Stock Issuance"), are in the best interests of Parent and its stockholders (the "Parent Stockholders"), (ii) approved this Agreement and the Transactions, including the Merger and the Parent Common Stock Issuance, (iii) directed that the Parent Common Stock Issuance be submitted for consideration at the Parent Stockholders Meeting and (iv) recommended that the holders of Parent Common Stock approve the Parent Common Stock Issuance (the "Parent Board Recommendation");

        WHEREAS, the Sole Member of Merger Sub (the "Merger Sub Board") has by unanimous written consent determined that this Agreement and the Transactions, including the Merger, are in the best interests of Merger Sub and approved this Agreement and the Transactions;

        WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the Parent Common Stock Issuance and also prescribe various terms of and conditions to the Merger and the Parent Common Stock Issuance; and

        WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and this Agreement constitute and be adopted as a "plan of reorganization" for purposes of Sections 354 and 361 of the Code.

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

        1.1    Certain Definitions.     As used in this Agreement, the capitalized terms have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement.

        1.2    Terms Defined Elsewhere.     As used in this Agreement, the following capitalized terms are defined in this Agreement as referenced in the following table:

Definition	Section
Agreement	Preamble
Articles of Merger	2.2(b)
Base Ratio	3.1(b)(i)
Book-Entry Shares	3.2(b)(i)(A)(2)
Cancelled Shares	3.1(b)(iii)
Certificates	3.2(b)(i)(A)(1)
Closing	2.2(a)
Closing Date	2.2(a)
Code	Recitals
Company	Preamble
Company Additional Dividend Amount	6.19(a)(ii)
Company Affiliate	9.10
Company Board	Recitals
Company Board Recommendation	Recitals
Company Change of Recommendation	6.3(b)(v)
Company Common Stock	3.1(b)(i)
Company Contracts	4.17(b)
Company Director Designee	2.6
Company Disclosure Letter	Article IV
Company Employee	6.9(a)
Company Files	4.15(a)
Company Loans	4.15(a)
Company Material Adverse Effect	4.1(a)
Company Notes	4.15(a)
Company Permits	4.9
Company Preferred Stock	4.2(a)(ii)

Definition	Section
Company Properties	4.16(a)(ii)
Company Property	4.16(a)(ii)
Company SEC Documents	4.5(a)
Company Special Committee	Recitals
Company Stockholders	Recitals
Company Stockholders Meeting	4.4(a)(i)
Company 2017 10-K	Article IV
Confidentiality Agreement	6.7(b)
Convertible Notes	5.2
Creditors' Rights	4.3(a)(ii)
Dispute Notice	3.1(c)(iv)
Effective Time	2.2(b)
e-mail	9.3(c)
End Date	8.1(b)(ii)
Exchange Agent	3.2(a)
Exchange Fund	3.2(a)
Exchange Ratio	3.1(b)(i)
Exchange Ratio Announcement	3.1(c)(vi)
GAAP	4.5(b)
Indemnified Liabilities	6.10(a)
Indemnified Persons	6.10(a)
Independent Accounting Firm	3.1(c)(v)
Joint Proxy Statement	4.4(a)(i)
Letter of Transmittal	3.2(b)(i)(B)
Maryland Courts	9.7(b)
Maryland Department	2.2(b)
Material Company Insurance Policies	4.18(a)
MGCL	2.1
Merger	Recitals
Merger Consideration	3.1(b)(i)
Merger Sub	Preamble
Merger Sub Board	Recitals
OP Units	5.2
Operating Partnership	2.1
Owned Properties	4.16(a)(i)
Owned Property	4.16(a)(i)
Parent	Preamble
Parent Board	Recitals
Parent Board Recommendation	Recitals
Parent Change of Recommendation	6.4(b)(v)
Parent Common Stock	Recitals
Parent Common Stock Issuance	Recitals
Parent Contracts	5.15(b)
Parent Disclosure Letter	Article V
Parent Equity Plan	5.2(a)(ii)(C)

Definition	Section
Parent Material Adverse Effect	5.1(a)
Parent Permits	5.9
Parent Plans	5.10(a)
Parent SEC Documents	5.5(a)
Parent 2017 10-K	Article V
Parent Stockholders	Recitals
.pdf	9.5
Permitted Exceptions	8.3(h)(i)(B)(1)
Proposed Book Value Schedule	3.1(c)(iii)
Qualified REIT Subsidiary	4.1(b)
Qualifying Income	8.3(h)(i)(B)(1)
Real Property Lease	4.16(a)(ii)
Real Property Leases	4.16(a)(ii)
Registration Statement	4.8(a)
REITs	Recitals
Surviving Company	2.1
Taxable REIT Subsidiary	4.1(b)
Terminable Breach	8.1(b)(iii)
Transactions	Recitals

ARTICLE II
THE MERGER

        2.1    The Merger.     Upon the terms and subject to the conditions of this Agreement, at the Effective Time, the Company will be merged with and into Merger Sub in accordance with the provisions of the Maryland General Corporation Law (the "MGCL"). As a result of the Merger, the separate existence of the Company shall cease and Merger Sub shall continue its existence under the laws of the State of Delaware as the surviving limited liability company (in such capacity, Merger Sub is sometimes referred to herein as the "Surviving Company"). Immediately following the Merger, the Surviving Company shall be contributed to Sutherland Partners, L.P., a Delaware limited partnership (the "Operating Partnership") in exchange for partnership interests in the Operating Partnership.

        2.2    Closing.

          (a)   The closing of the Merger (the "Closing"), shall take place at 9:00 a.m., New York, New York time, on a date that is two Business Days following the satisfaction or (to the extent permitted by applicable Law) waiver in accordance with this Agreement of all of the conditions set forth in Article VII (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be required to be so satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement on the Closing Date) at the offices of Vinson & Elkins L.L.P., 2200 Pennsylvania Avenue N.W., Suite 500 West, Washington, DC 20037, or such other place as Parent and the Company may agree to in writing. For purposes of this Agreement "Closing Date" shall mean the date on which the Closing occurs.

          (b)   As soon as practicable on the Closing Date after the Closing, the parties shall cause the Merger to be consummated by filing with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") articles of merger (the "Articles of Merger") in connection with the Merger, in such form as is required by, and executed in accordance with, the MGCL, and the parties shall make all other filings or recordings required under the MGCL and all other applicable Law in connection with the Merger. The Merger shall become effective at the time the Articles of Merger are accepted for record by the Maryland Department or such later date (not to exceed 30 days after the Articles of Merger are accepted for record by the Maryland Department) and time as shall be agreed to in writing by the Company and Parent and specified in the Articles of Merger (such date and time the Merger becomes effective, the "Effective Time").

        2.3    Effect of the Merger.     At the Effective Time, the Merger shall have the effects set forth in this Agreement and the applicable provisions of the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of each of the Company and Merger Sub shall vest in the Surviving Company, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Company.

        2.4    Organizational Documents.     At the Effective Time, the Organizational Documents of Merger Sub in effect immediately prior to the Effective Time shall be the Organizational Documents of the Surviving Company, until thereafter amended, subject to Section 6.10(b), in accordance with their respective terms and applicable Law.

        2.5    Directors and Officers of the Surviving Company.     From and after the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Surviving Company.

        2.6    Directors of Parent.     Prior to the Effective Time, Parent shall take all necessary corporate action so that upon and after the Effective Time, the size of the Parent Board is increased by one member, and Gilbert E. Nathan ("Nathan") (the "Company Director Designee") is elected to the Parent Board to fill the vacancy on the Parent Board created by such increase. In the event that Nathan is unable or unwilling to serve on the Parent Board, then a substitute shall be designated by the Company on the earlier to occur of (1) five Business Days after the date that such Company Director Designee is determined to be unable to serve or informs the Company that he or she is unwilling to serve and (2) the Closing Date, which substitute member shall be deemed to be a Company Director Designee for purposes of this Agreement. Any such replacement for Nathan shall be reasonably acceptable to the Parent Board. If the Closing occurs before Parent's 2019 annual meeting of the stockholders of Parent, then Parent, through the Parent Board, shall nominate such Company Director Designee for election to the Parent Board in the proxy statement relating to the 2019 annual meeting of the stockholders of Parent following Closing. Any Company Director Designee made in substitute for Nathan must meet the qualifications of an "independent director" under the rules of the NYSE. The Company Director Designee must provide to Parent the information in respect of the Company Director Designee that would be required by Regulation 14A under the Exchange Act for inclusion in proxy materials relating to the election of directors if any Company Director Designee were nominated for election as a director. The provisions of this Section 2.6 are intended to be for the benefit of, and shall be enforceable by, the Company Director Designee. The obligations of Parent and the Surviving Company under this Section 2.6 shall not be terminated or modified in such a manner as to adversely affect the rights of the Company Director Designee unless (a) such termination or modification is required by applicable Law or (b) the Company Director Designee have consented in writing to such termination or modification (it being expressly agreed that any Company Director Designee shall be a third-party beneficiary of this Section 2.6). The Parent Board shall not be required to take any action contemplated by this Section 2.6 if the Parent Board (or a committee thereof) determines, after consultation with outside legal counsel, that taking such action would be reasonably likely to be inconsistent with the directors' duties under applicable Law.

        2.7    Tax Consequences.     It is intended that, for U.S. federal income tax purposes, (a) the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code and (b) this Agreement be, and hereby is adopted as, a "plan of reorganization" for purposes of Section 354 and 361 of the Code. Unless otherwise required by applicable law, the parties to this Agreement shall file all U.S. federal, state and local Tax Returns in a manner consistent with the intended tax treatment of the Merger described in this Section 2.7, and no party shall take a position inconsistent with such treatment.

ARTICLE III
EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE COMPANY AND MERGER SUB; EXCHANGE

        3.1    Effect of the Merger on Capital Stock.     At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, or any holder of any securities of Parent, Merger Sub or the Company:

          (a)    Capital Stock of Merger Sub.    The membership interest of Merger Sub issued and outstanding immediately prior to the Effective Time shall remain outstanding as membership interests of the Surviving Company.

          (b)   Capital Stock of the Company.

              (i)  Subject to the other provisions of this Article III, each share of common stock, par value $0.01 per share, of the Company ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares, as defined below), shall be converted into the right to receive from Parent that number of validly issued, fully-paid and nonassessable shares of Parent Common Stock equal to the Exchange Ratio (the "Merger Consideration"). As used in this Agreement, "Exchange Ratio" means 1.441 (the "Base Ratio"), subject to adjustment as provided below.

             (ii)  All such shares of Company Common Stock, when so converted pursuant to Section 3.1(b)(i), shall automatically be canceled and cease to exist. Each holder of a share of Company Common Stock that was outstanding immediately prior to the Effective Time (other than Cancelled Shares) shall cease to have any rights with respect thereto, except the right to receive (A) the Merger Consideration, (B) any dividends or other distributions in accordance with Section 3.2(g) and (C) any cash to be paid in lieu of any fractional shares of Parent Common Stock in accordance with Section 3.2(h), in each case, to be issued or paid in consideration therefor upon the surrender of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.2.

            (iii)  All shares of Company Common Stock held by Parent or Merger Sub or by any wholly owned Subsidiary of Parent, Merger Sub or the Company immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist as of the Effective Time, and no consideration shall be delivered in exchange therefor (collectively, the "Cancelled Shares").

          (c)   Adjustment to Exchange Ratio.

              (i)  If (x) the Company Book Value Per Share on the Determination Date is equal to or greater than $21.86, and (y) the Parent Book Value Per Share is equal to or greater than $16.63, the Base Ratio shall not be adjusted, subject to Section 3.1(d), and shall be the Exchange Ratio.

             (ii)  If the Company Book Value Per Share on the Determination Date is less than $$21.86, or the Parent Book Value Per Share on the Determination Date is less than $16.63, then the Exchange Ratio shall be the product of the Base Ratio multiplied by the Parent Adjustment Ratio multiplied by the Company Adjustment Ratio.

            (iii)  As promptly as practicable, and in any event within ten Business Days after the Determination Date, each of Parent and the Company shall prepare and deliver to the other a schedule (each, a "Proposed Book Value Schedule") setting forth their respective calculations of Parent Book Value Per Share and Company Book Value Per Share, respectively, together with such supporting documentation as the Receiving Party may reasonably request.

            (iv)  Within three Business Days after its delivery of the other's Proposed Book Value Schedule, each of Parent and the Company shall notify the other whether it accepts or disputes the accuracy of the other's Proposed Book Value Schedule. If Parent or the Company disputes the accuracy of the other's Proposed Book Value Schedule, the Receiving Party shall notify the Calculating Party in reasonable detail within the same three Business Day period of those items and amounts as to which the Receiving Party disagrees and shall set forth the Receiving Party's calculation of such disputed amounts (a "Dispute Notice"), and the Receiving Party shall be deemed to have agreed with all other items and amounts contained in the Calculating Party's Proposed Book Value Schedule. If Parent or the Company notifies the other that it accepts the other's Proposed Book Value Schedule or does not deliver a Dispute Notice during such three Business Day period, it shall be deemed to have accepted the accuracy of the other's Proposed Book Value Schedule, and the calculations of the Parent Book Value Per Share or Company Book Value Per Share, as applicable, set forth therein shall be final, conclusive and binding upon the parties.

             (v)  If a Dispute Notice shall be timely delivered by Parent or the Company, the Calculating Party and the Receiving Party shall forthwith jointly request that a mutually agreed upon nationally recognized registered independent public accounting firm (the "Independent Accounting Firm") make a binding determination only as to the items set forth in the Dispute Notice in accordance with the terms of this Agreement. The Independent Accounting Firm will, under the terms of its engagement, be required to render its written decision with respect to such disputed items and amounts within four Business Days from the date of referral. If Parent and the Company both deliver Dispute Notices, the same Independent Accounting Firm shall be appointed to resolve both sets of disputes. The Independent Accounting Firm shall consider only those items or amounts in the Proposed Book Value Schedule as to which the Receiving Party and the Calculating Party are in disagreement. The Independent Accounting Firm shall deliver to the Receiving Party and the Calculating Party a written report setting forth its adjustments, if any, to the Proposed Book Value Schedule based on the Independent Accounting Firm's determination with respect to the disputed items and amounts in accordance with this Agreement and such report shall include the calculations supporting such adjustments; provided, that for each item as to which the Calculating Party and the Receiving Party are in disagreement, the Independent Accounting Firm shall assign a value for such item no greater than the higher amount, and no less than the lower amount, calculated or proposed by the Calculating Party or the Receiving Party with respect to such item, as the case may be. Such report shall be final, conclusive and binding on the parties, and neither party nor any of their respective Affiliates or Representatives will seek recourse to any courts, other tribunals or otherwise, other than to enforce the determination of the Independent Accounting Firm. The fees and expenses of the Independent Accounting Firm for purposes of this Section 3.1(c)(v) shall be shared equally by Parent and the Company, but such fees and expenses of the Independent Accounting Firm shall not adjust either the Company Book Value Per Share or the Parent Book Value Per Share.

            (vi)  Subject to Section 3.1(d), as soon as practicable (but not more than two Business Days) following the final determination of the Parent Book Value Per Share, the Company Book Value Per Share and the Exchange Ratio, Parent and the Company shall make a joint public statement to disclose the Exchange Ratio ("Exchange Ratio Announcement").

          (d)    Adjustment to Merger Consideration.    The Merger Consideration shall be equitably adjusted to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock or Parent Common Stock, as applicable), subdivision, reorganization, reclassification, recapitalization, combination, exchange of shares or other like change with respect to the number of shares of Company Common Stock or Parent Common Stock outstanding after the date hereof and prior to the Effective Time. Nothing in this Section 3.1(d) shall be construed to permit the Company or Parent to take any action with respect to its securities that is prohibited by the terms of this Agreement.

        3.2    Payment for Securities; Exchange.

          (a)    Exchange Agent; Exchange Fund.    Prior to the Effective Time, Parent and Merger Sub shall enter into an agreement with the Company's transfer agent to act as agent for the holders of Company Common Stock in connection with the Merger (the "Exchange Agent") and to receive the Merger Consideration and cash sufficient to pay cash in lieu of fractional shares pursuant to Section 3.2(h) and any dividends or other distributions pursuant to Section 3.2(g), to which such holders shall become entitled pursuant to this Article III. On or prior to the Closing Date and prior to the Effective Time, Parent or Merger Sub shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the holders of shares of Company Common Stock for issuance in accordance with this Article III through the Exchange Agent, the number of shares of Parent Common Stock issuable to the holders of Company Common Stock outstanding immediately prior to the Effective Time pursuant to Section 3.1. Parent agrees to deposit with the Exchange Agent, from time to time as needed, cash sufficient to pay any dividends and other distributions pursuant to Section 3.2(g) and to make payments in lieu of fractional shares pursuant to Section 3.2(h). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be issued in exchange for shares of Company Common Stock pursuant to this Agreement out of the Exchange Fund. Except as contemplated by this Section 3.2(a) and Sections 3.2(g) and 3.2(h), the Exchange Fund shall not be used for any other purpose. Any cash and shares of Parent Common Stock deposited with the Exchange Agent (including as payment for fractional shares in accordance with Section 3.2(h) and any dividends or other distributions in accordance with Section 3.2(g)) shall hereinafter be referred to as the "Exchange Fund." The Surviving Company shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of shares for the Merger Consideration. Any interest or other income resulting from investment of the cash portion of the Exchange Fund shall become part of the Exchange Fund.

          (b)    Exchange Procedures.

              (i)  As soon as practicable after the Effective Time, but in no event more than two Business Days after the Closing Date, Parent shall cause the Exchange Agent to mail or otherwise deliver to each record holder, as of immediately prior to the Effective Time, (A) (1) shares represented by a certificate or certificates that immediately prior to the Effective Time represented shares of Company Common Stock (the "Certificates") or (2) shares of Company Common Stock represented by book-entry ("Book-Entry Shares"), in each case, which shares were converted pursuant to Section 3.1 into the right to receive the Merger Consideration at the Effective Time, (B) a letter of transmittal ("Letter of Transmittal"), which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the Letter of Transmittal, and which shall be in a customary form and agreed to by Parent and the Company prior to the Closing and (C) instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such shares, for payment of the Merger Consideration set forth in Section 3.1.

             (ii)  Upon surrender to the Exchange Agent of a Certificate or Book-Entry Shares, together with the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other customary documents as may be reasonably required by the Exchange Agent, the holder of such Certificate or Book-Entry Shares shall be entitled to receive in exchange therefor (A) the Merger Consideration pursuant to the provisions of this Article III (which shares of Parent Common Stock shall be in uncertificated book-entry form unless a physical certificate is requested by such holder) and (B) if applicable, a check in the amount equal to the cash payable in lieu of any fractional shares of Parent Common Stock pursuant to Section 3.2(h) and dividends and other distributions pursuant to Section 3.2(g). No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the Merger Consideration payable in respect of the Certificates or Book-Entry Shares. If payment of the Merger Consideration is to be made to a Person other than the record holder of such shares of Company Common Stock, it shall be a condition of payment that shares so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such shares surrendered or shall have established to the satisfaction of the Surviving Company that such Taxes either have been paid or are not applicable. Until surrendered as contemplated by this Section 3.2(b)(ii), each Certificate and each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration payable in respect of such shares of Company Common Stock, cash in lieu of any fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 3.2(h) and any dividends or other distributions to which such holder is entitled pursuant to Section 3.2(g).

          (c)    Termination of Rights.    All Merger Consideration, any cash in lieu of fractional shares of Parent Common Stock pursuant to Section 3.2(h) and any dividends or other distributions with respect to Parent Common Stock pursuant to Section 3.2(g), in each case paid upon the surrender of and in exchange for shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Common Stock. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Company for any reason, they shall be canceled and exchanged for the Merger Consideration payable in respect of the shares of Company Common Stock previously represented by such Certificates or Book-Entry Shares (other than Certificates or Book-Entry Shares representing Cancelled Shares), any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 3.2(h) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 3.2(g), without any interest thereon.

          (d)    Termination of Exchange Fund.    Any portion of the Exchange Fund that remains undistributed to the former Company Stockholders on the 365th day after the Closing Date shall be delivered to the Surviving Company, upon demand, and any former Company Stockholders who have not theretofore received the Merger Consideration to which they are entitled under this Article III, any cash in lieu of fractional shares of Parent Common Stock to which they are entitled pursuant to Section 3.2(h) and any dividends or other distributions with respect to Parent Common Stock to which they are entitled pursuant to Section 3.2(g), in each case without interest thereon, shall thereafter look only to the Surviving Company and Parent for payment of their claim for such amounts.

          (e)    No Liability.    None of the Surviving Company, Parent or the Exchange Agent shall be liable to any holder of a Certificate or Book-Entry Share for any Merger Consideration or other amounts properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Book-Entry Share has not been surrendered prior to the time that is immediately prior to the time at which the Merger Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Entity, any such shares, cash, dividends or distributions in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

          (f)    Lost, Stolen, or Destroyed Certificates.    If any Certificate (other than a Certificate representing Cancelled Shares) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Company, the posting by such Person of a bond in such reasonable amount as the Surviving Company may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect of the shares of Company Common Stock formerly represented by such Certificate, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 3.2(h) and any dividends or other distributions with respect to Parent Common Stock to which the holders thereof are entitled pursuant to Section 3.2(g).

          (g)    Distributions with Respect to Parent Common Stock.    No dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate or Book-Entry Shares with respect to the whole shares of Parent Common Stock that such holder would be entitled to receive upon surrender of such Certificate or Book-Entry Shares and no cash payment in lieu of fractional shares of Parent Common Stock shall be paid to any such holder, in each case until such holder shall surrender such Certificate or Book-Entry Shares in accordance with this Section 3.2. Following surrender of any such Certificate or Book-Entry Shares, there shall be paid to such holder of whole shares of Parent Common Stock issuable in exchange therefor, without interest, (i) promptly after the time of such surrender, the amount of dividends or other distributions declared and paid on shares of Parent Common Stock with a record date and a payment date after the Effective Time but prior to such surrender, with respect to such whole shares of Parent Common Stock to which such holder is entitled pursuant to this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock. For purposes of dividends or other distributions in respect of shares of Parent Common Stock, all whole shares of Parent Common Stock to be issued pursuant to the Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if such whole shares of Parent Common Stock were issued and outstanding as of the Effective Time.

          (h)    No Fractional Shares of Parent Common Stock.    No certificates or scrip or shares representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates or Book-Entry Shares and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of Parent or a holder of shares of Parent Common Stock. Notwithstanding any other provision of this Agreement, each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates and Book-Entry Shares delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the volume weighted average price of Parent Common Stock for the five consecutive trading days immediately prior to the Closing Date as reported by Bloomberg, L.P. As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates and Book-Entry Shares delivered by such holder), the Exchange Agent shall so notify Parent, and Parent shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof.

          (i)    Withholding Taxes.    Notwithstanding anything in this Agreement to the contrary, Parent, the Surviving Company and the Exchange Agent shall be entitled to deduct and withhold from (i) the consideration to be paid by Parent hereunder and (ii) any other amounts otherwise payable pursuant to this Agreement, any amount required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of state, local or foreign Tax Law. If Parent, the Surviving Company or the Exchange Agent believes that such deduction or withholding is required, Parent, the Surviving Company or the Exchange Agent, as applicable, shall provide the Company with written notice at least five (5) Business Days prior to withholding any amount pursuant to this Section 3.2(i) such that the Company and/or the holders of its Common Stock shall have the opportunity to eliminate or reduce such deduction or withholding obligation by filing appropriate documentation or taking other appropriate action, and subject to their respective obligations under applicable Law, Parent, the Surviving Company and the Exchange Agent shall cooperate in good faith with the Company and/or its holders of Common Stock as necessary to eliminate or reduce such deduction or withholding. Any such amounts so deducted or withheld shall be paid over to the relevant Taxing Authority in accordance with applicable Law by the Exchange Agent, the Surviving Company or Parent, as the case may be, and such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

          (j)    Dissenters' Rights.    No dissenters' or appraisal rights shall be available with respect to the Merger or the other Transactions.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the disclosure letter dated as of the date of this Agreement and delivered by the Company to Parent and Merger Sub on or prior to the date of this Agreement (the "Company Disclosure Letter") and except as disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 (the "Company 2017 10-K") and each Quarterly Report on Form 10-Q filed thereafter (including all exhibits and schedules thereto and documents incorporated by reference therein, but excluding any forward looking disclosures set forth in any "risk factors" section, any disclosures in any "forward looking statements" section and any other disclosures included therein to the extent they are predictive or forward looking in nature), the Company represents and warrants to Parent and Merger Sub as follows:

        4.1    Organization, Standing and Power.

          (a)   Each of the Company and its Subsidiaries is, as applicable, a corporation, partnership or limited liability company duly organized, validly existing and, where relevant, in good standing under the Laws of its jurisdiction of incorporation or organization, with all requisite entity power and authority to own, lease and, to the extent applicable, operate its properties, own its assets and to carry on its business as now being conducted, other than where the failure to be in good standing or to have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company (a "Company Material Adverse Effect"). Each of the Company and its Subsidiaries is duly qualified or licensed to do business and, where relevant, is in good standing in each jurisdiction in which the business it is conducting, other than where the failure to so qualify, be licensed or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has heretofore made available to Parent complete and correct copies of its Organizational Documents.

          (b)   Schedule 4.1(b) of the Company Disclosure Letter sets forth an accurate and complete list of each Subsidiary of the Company, including a list of each Subsidiary that is a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Code ("Qualified REIT Subsidiary"), or a "taxable REIT subsidiary" within the meaning of Section 856(l) of the Code ("Taxable REIT Subsidiary"), together with (i) the jurisdiction of incorporation or organization, as the case may be, of such Subsidiary and (ii) the type and percentage of interest held, directly or indirectly, by the Company in such Subsidiary.

        4.2    Capital Structure.

          (a)   As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of Company preferred stock, $0.01 par value per share ("Company Preferred Stock"). At the close of business on November 7, 2018: (A) 8,482,880 shares of Company Common Stock were issued and outstanding and (B) no shares of Company Preferred Stock were issued and outstanding. Except as set forth in this Section 4.2, at the close of business on November 7, 2018, there is no other outstanding Company Capital Stock issued or outstanding.

          (b)   All outstanding shares of Company Capital Stock are validly issued, fully paid and nonassessable and are not subject to preemptive rights. All outstanding shares of Company Capital Stock have been issued and granted in compliance in all material respects with applicable state and federal securities Laws, the MGCL and the Organizational Documents of the Company. The Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock, membership interests or partnership interests, as applicable, of the Subsidiaries of the Company, free and clear of all Liens, other than Permitted Liens. As of the close of business on November 7, 2018, except as set forth in this Section 4.2 and the Organizational Documents of the Company, there are no outstanding: (i) shares of Company Capital Stock, (ii) Voting Debt,

  (iii) securities of the Company or any Subsidiary of the Company convertible into or exchangeable or exercisable for shares of Company Capital Stock or Voting Debt, or (iv) subscriptions, options, warrants, calls, exchange rights, conversion rights, puts, rights of first refusal or other rights (including preemptive rights), commitments or agreements to which the Company or any Subsidiary of the Company is a party or by which it is bound, in any case, obligating the Company or any Subsidiary of the Company to (A) issue, deliver, transfer, sell, purchase, redeem or acquire, or cause to be issued, delivered, transferred, sold, purchased, redeemed or acquired, additional shares of Company Capital Stock, any Voting Debt or other voting securities of the Company or (B) grant, extend or enter into any such subscription, option, warrant, call, exchange right, conversion right, put, right of first refusal or other similar right, commitment or agreement. Except as set forth in the Organizational Documents of the Company, there are no stockholder agreements, voting trusts or other agreements to which the Company is a party or by which it is bound relating to the voting of any shares of the Company Capital Stock.

          (c)   All dividends or other distributions on the shares of Company Capital Stock and any material dividends or other distributions on any securities of any Subsidiary of the Company which have been authorized or declared prior to the date hereof have been paid in full (except to the extent such dividends have been declared and are not yet due and payable).

        4.3    Authority; No Violations; Approvals.

          (a)   The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions, including the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company, subject, with respect to consummation of the Merger, to (i) the Company Stockholder Approval and (ii) the filing of the Articles of Merger with, and acceptance for record by, the Maryland Department. This Agreement has been duly executed and delivered by the Company and, assuming the due and valid execution of this Agreement by Parent and Merger Sub, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors' rights and to general principles of equity regardless of whether such enforceability is considered in a Proceeding in equity or at law (collectively, "Creditors' Rights"). The Company Board, at a meeting duly called and held, acting upon the unanimous recommendation of the Company Special Committee, (A) determined that this Agreement and the Transactions, including the Merger, are in the best interests of the Company and the Company Stockholders, (B) approved this Agreement and declared that the Transactions, including the Merger, are advisable, (C) directed that the Merger and the other Transactions be submitted to the holders of Company Common Stock for consideration at the Company Stockholders Meeting, and (D) made the Company Board Recommendation. As of the date hereof, none of the foregoing actions by the Company Board has been rescinded or modified in any way. The Company Stockholder Approval is the only vote of the holders of any class or series of the Company Capital Stock that is necessary to approve the Merger and the other Transactions.

          (b)   The execution and delivery of this Agreement does not, and the consummation of the Transactions will not (with or without notice or lapse of time, or both)

  (i) assuming that the Company Stockholder Approval is obtained, contravene, conflict with or result in a violation of any provision of the Organizational Documents of the Company, (ii) result in a violation of, or default under, or acceleration of any material obligation or the loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any provision of any Company Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties or assets are bound, or (iii) assuming the Consents referred to in Section 4.4 are duly and timely obtained or made and the Company Stockholder Approval has been obtained, contravene, conflict with or result in a violation of any Law applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such contraventions, conflicts, violations, defaults, acceleration, losses, or Lien that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.4    Consents.     No Consent from any Governmental Entity is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions, except for: (a) the filing with the SEC of (i) a joint proxy statement in preliminary and definitive form (the "Joint Proxy Statement") relating to the meeting of the Company Stockholders to consider the approval of the Merger and the other Transactions (including any postponement, adjournment or recess thereof, the "Company Stockholders Meeting") and the Parent Stockholders Meeting and (ii) such reports under the Exchange Act and the Securities Act, and such other compliance with the Exchange Act and the Securities Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions; (b) the filing of the Articles of Merger and any other required filings with, and the acceptance for record by, the Maryland Department pursuant to the MGCL; (c) filings as may be required under the rules and regulations of the NYSE American; (d) such filings and approvals as may be required by any applicable state securities or "blue sky" laws or Takeover Laws; and (e) any such Consent that the failure to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or an adverse effect on the validity of the Merger.

        4.5    SEC Documents; Financial Statements; Internal Controls and Procedures.

          (a)   Since December 31, 2016, the Company has filed or furnished with the SEC all forms, reports, schedules and statements required to be filed or furnished under the Securities Act or the Exchange Act, respectively (such forms, reports, schedules and statements, as amended, collectively, the "Company SEC Documents"). As of their respective filing dates, or, if amended prior to the date hereof, as of the date of (and giving effect to) the last such amendment made prior to the date hereof, each of the Company SEC Documents, as amended, complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)   The consolidated audited and unaudited interim financial statements of the Company included or incorporated by reference in the Company SEC Documents, including all notes and schedules thereto, complied in all material respects, when filed or if amended prior to the date of this Agreement, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis during the periods indicated (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments) the consolidated financial position, results of operations, stockholders' equity and cash flows of the Company and its Subsidiaries, as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited interim financial statements, to absence of notes and normal year-end adjustments). To the knowledge of the Company, as of the date hereof, none of the Company SEC Documents is the subject of ongoing SEC review and the Company does not have outstanding and unresolved comments from the SEC with respect to any of the Company SEC Documents. None of the Company SEC Documents as of the date hereof is the subject of any confidential treatment request by the Company.

          (c)   Other than any off-balance sheet financings as and to the extent specifically disclosed in the Company SEC Documents filed or furnished prior to the date hereof, neither the Company nor any Subsidiary of the Company is a party to, or has any contract to become a party to, any joint venture, off-balance sheet partnership or any similar contractual arrangement, including any off-balance sheet arrangements (as defined in Item 303(a) of Regulation S-K of the SEC) where the purpose of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company's published financial statements or any Company SEC Documents.

          (d)   The Company has established and maintains disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) as required by the Exchange Act. From January 1, 2018 to the date of this Agreement, the Company's auditors and the Company Board have not been advised of (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company's ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting, and, in each case, neither the Company nor any of its Representatives has failed to disclose such information to the Company's auditors or the Company Board.

        4.6    Absence of Certain Changes or Events.

          (a)   From January 1, 2018 through the date of this Agreement, there has not been any event, change, effect or development that, individually or in the aggregate with other events, changes, effects or developments, has had or would reasonably be expected to have a Company Material Adverse Effect.

          (b)   From January 1, 2018 through the date of this Agreement, except for events giving rise to and the discussion and negotiation of this Agreement, the Company and each of its Subsidiaries have conducted their business in the ordinary course of business in all material respects.

        4.7    No Undisclosed Material Liabilities.     There are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities reflected or reserved against on the consolidated balance sheet of the Company dated as of December 31, 2017 (including the notes thereto) contained in the Company 2017 10-K, (b) liabilities incurred in the ordinary course of business subsequent to December 31, 2017; (c) liabilities incurred in connection with the preparation, negotiation and consummation of the Transactions; (d) liabilities incurred as permitted under Section 6.1(b)(ix); and (e) liabilities that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.8    Information Supplied.     None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (a) the registration statement on Form S-4 to be filed with the SEC by Parent pursuant to which shares of Parent Common Stock issuable in the Merger will be registered with the SEC (including any amendments or supplements, the "Registration Statement") shall, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or (b) the Joint Proxy Statement shall, at the date it is first mailed to the Company Stockholders and to the Parent Stockholders and at the time of the Company Stockholders Meeting and the Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation is made by the Company with respect to statements made therein based on information (i) supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference therein or (ii) not supplied by or on behalf of the Company and not obtained from or incorporated by reference to the Company's filings with the SEC.

        4.9    Company Permits; Compliance with Applicable Law.     The Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, franchises and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Company Permits"), except where the failure to so hold would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Subsidiary of the Company is in violation or breach of, or default under, any Company Permit, nor has the Company or any Subsidiary of the Company received any claim or notice indicating that the Company or any Subsidiary of the Company is currently not in compliance with the terms of any Company Permits, except where the failure to be in compliance with the terms of any Company Permits would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The businesses of the Company and its Subsidiaries are not currently being conducted, and at no time since December 31, 2017 have been conducted, in violation of any applicable Law, except for violations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date of this Agreement, to the knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or threatened, other than those the outcome of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Notwithstanding anything to the contrary in this Section 4.9, the provisions of this Section 4.9 shall not apply to matters addressed in Section 4.10, Section 4.11 and Section 4.12.

        4.10    Compensation; Benefits.     Neither the Company nor any of its Subsidiaries maintains or contributes to any material Employee Benefit Plans.

        4.11    Labor Matters.     Neither the Company nor any Subsidiary of the Company is a party to, or bound by, any collective bargaining agreement or other contract with a labor union or labor organization. Neither the Company nor any Subsidiary of the Company is subject to a material labor dispute, strike or work stoppage. There are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or, to the knowledge of the Company, threatened involving employees of the Company or any Subsidiary of the Company. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each Subsidiary of the Company is and has been since January 1, 2018 in compliance with all applicable Laws respecting employment and employment practices.

        4.12    Taxes.

          (a)   The Company and each of its Subsidiaries has (i) duly and timely filed (or there have been filed on their behalf) with the appropriate Taxing Authority all U.S. federal and all other material Tax Returns required to be filed by them, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were and are correct and complete in all material respects, and (ii) duly and timely paid in full (or there has been duly and timely paid in full on their behalf), or made adequate provision for, all material amounts of Taxes required to be paid by them.

          (b)   The Company (i) for its taxable years commencing with the Company's taxable year that ended on December 31, 2012 and through and including its taxable year ended December 31, 2017 has been subject to taxation as a REIT and has satisfied all requirements to qualify as a REIT in such years; (ii) has operated since January 1, 2018 until the date hereof in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) shall continue to operate in such a manner so as to qualify as a REIT for its taxable year that will end with the Merger; and (iv) has not taken or omitted to take any action that could reasonably be expected to result in a successful challenge by the IRS or any other Governmental Entity to its qualification as a REIT, and no such challenge is pending or has been threatened in writing.

          (c)   Each of the Company's Subsidiaries has been since the later of its acquisition or formation and continues to be treated for U.S. federal and state income tax purposes as (i) a partnership (or a disregarded entity) and not as a corporation or an association or publicly traded partnership taxable as a corporation, (ii) a Qualified REIT Subsidiary, or (iii) a Taxable REIT Subsidiary.

          (d)   Neither the Company nor any of its Subsidiaries holds any asset the disposition of which would be subject to (or to rules similar to) Section 337(d) or Section 1374 of the Code or the regulations thereunder, nor has it disposed of any such asset during its current taxable year.

          (e)   (i) There are no audits, investigations by any Governmental Entity or other proceedings pending or, to the knowledge of the Company, threatened with regard to any material Taxes or Tax Returns of the Company or any of its Subsidiaries; (ii) no material deficiency for Taxes of the Company or any of its Subsidiaries has been claimed, proposed or assessed in writing or, to the knowledge of the Company, threatened, by any Governmental Entity, which deficiency has not yet been settled except for such deficiencies which are being contested in good faith or with respect to which the failure to pay, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect; (iii) neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to the assessment of material Taxes or agreed to any extension of time with respect to any material Tax assessment or deficiency for any open tax year; (iv) neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any material Tax Return; and (v) neither the Company nor any of its Subsidiaries has entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law).

          (f)    Since the Company's formation, (i) neither the Company nor any of its Subsidiaries has incurred any liability for Taxes under Sections 857(b), 857(f), 860(c) or 4981 of the Code and (ii) neither the Company nor any of its Subsidiaries has incurred any material liability for any other Taxes other than (x) in the ordinary course of business or consistent with past practice or (y) transfer or similar Taxes arising in connection with acquisitions or dispositions of property. No event has occurred, and, to the knowledge of the Company, no condition or circumstance exists, which presents a material risk that any material amount of Tax described in the previous sentence will be imposed upon the Company or any its Subsidiaries.

          (g)   The Company and its Subsidiaries have complied, in all material respects, with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471, 3102 and 3402 of the Code or similar provisions under any state and foreign Laws) and have duly and timely withheld and, in each case, have paid over to the appropriate Taxing Authority all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.

          (h)   There are no material Tax Liens upon any property or assets of the Company or any of its Subsidiaries except Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

          (i)    Neither the Company nor any of its Subsidiaries has requested, has received or is subject to any written ruling of a Taxing Authority or has entered into any written agreement with a Taxing Authority.

          (j)    There are no Tax allocation or sharing agreements or similar arrangements with respect to or involving the Company or any of its Subsidiaries, and after the Closing Date neither the Company nor any of its Subsidiaries shall be bound by any such Tax allocation agreements or similar arrangements or have any liability thereunder for amounts due in respect of periods prior to the Closing Date, in each case, other than customary provisions of commercial or credit agreements.

          (k)   Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return or (ii) has any liability for the Taxes of any Person (other than any Subsidiary of the Company) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Tax Law), as a transferee or successor, or otherwise.

          (l)    Neither the Company nor any of its Subsidiaries has participated in any "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

          (m)  Neither the Company nor any of its Subsidiaries (other than Taxable REIT Subsidiaries) has or has had any earnings and profits attributable to such entity or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.

          (n)   Neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which action or failure would reasonably be expected to jeopardize, nor to the knowledge of the Company is there any other fact or circumstance that could reasonably be expected to prevent, the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

          (o)   Neither the Company nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the five (5) years prior to the date of this Agreement.

          (p)   No written power of attorney that has been granted by the Company or any of its Subsidiaries (other than to the Company or any of its Subsidiaries) is currently in force with respect to any matter relating to Taxes.

          (q)   This Section 4.12 constitutes the exclusive representations and warranties of the Company with respect to Tax matters.

        4.13    Litigation.     Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no (a) Proceeding pending (in which service of process has been received by an employee of the Company) or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties, rights or assets or (b) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against the Company or any of its Subsidiaries.

        4.14    Intellectual Property.     Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company or the Subsidiaries of the Company own or are licensed or otherwise possess valid rights to use all

Company Intellectual Property used in the conduct the business of the Company and its Subsidiaries as it is currently conducted, (b) to the knowledge of the Company, the conduct of the business of the Company and its Subsidiaries as it is currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any Person, (c) there are no pending or, to the knowledge of the Company, threatened claims with respect to any of the Company Intellectual Property rights owned by the Company or any Subsidiary of the Company, and (d) to the knowledge of the Company, no Person is currently infringing or misappropriating Company Intellectual Property. The Company and its Subsidiaries have taken reasonable measures to protect the confidentiality of trade secrets used in the businesses of each of the Company and its Subsidiaries as presently conducted, except where failure to do so would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.15    Loans.

          (a)   As of December 31, 2017, the Company or a Subsidiary of the Company is the sole owner of each of the loans set forth in Schedule 4.15 of the Company Disclosure Letter (collectively, the "Company Loans") and is the sole owner or beneficiary of or under any related notes ("Company Notes"), deeds of trust, mortgages, security agreements, guaranties, indemnities, financing statements, assignments, endorsement, bonds, letters of credit, accounts, insurance contracts and policies, credit reports, Tax Returns, appraisals, escrow documents, participation agreements (if applicable), loan files, servicing files and all other documents evidencing or securing the Company Loans (collectively, the "Company Files"), in each case, free and clear of any Liens, except for Permitted Liens that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The principal amount of each of the Company Loans fully amortizes in accordance with the initial term of the underlying lease collaterally assigned to the applicable mortgage lender as security for such Company Loan.

          (b)   Each Company Loan is subject only to "Permitted Exceptions" which consist of the following: (A) Permitted Liens; (B) Liens affecting title acceptable to prudent mortgage lending institutions generally; (C) rights of tenants with no options to purchase or rights of first refusal to purchase, except as disclosed in the Company Files that have been made available to Parent; and (D) other matters which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (c)   Each of the Company Loans has generally been serviced in accordance with the terms of the related mortgage note and pooling and servicing agreements and otherwise in accordance with industry accepted servicing practices, except for events that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (d)   Except as disclosed on Schedule 4.15(d) of the Company Disclosure Letter, there is no delinquency in the payments of principal and interest required to be made under the terms of any Company Loan in excess of thirty (30) days beyond the applicable due date that has occurred or in any other payments required to be made under the terms of any Company Loan (inclusive of any applicable grace or cure period) that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (e)   Except as disclosed on Schedule 4.15(e) of the Company Disclosure Letter, the Company has no knowledge of (i) any written notice asserting any offset, defense (including the defense of usury), claim (including claims of lender liability), counterclaim or right to rescission with respect to any Company Loan, Company Note or other related agreements, (ii) any uncured monetary default in excess of thirty (30) days or event of acceleration existing under any Company Loan or the related Company Note, or (iii) any uncured non-monetary default, breach, violation or event of acceleration existing beyond the applicable grace or cure period under any Company Loan or the related Company Note, except, in each case, for notices, violations, breaches, defaults or events of acceleration that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.16    Real Property.

          (a)   Schedule 4.16(a) of the Company Disclosure Letter sets forth a complete list as of the date hereof of: (i) all real property and interests in real property owned in fee by the Company and the Company Subsidiaries (individually, a "Owned Property" and collectively, the "Owned Properties"); and (ii) all real property and interests in real property leased by the Company and the Company Subsidiaries as lessee (individually, a "Real Property Lease" and collectively, the "Real Property Leases" and, together with the Owned Properties, being referred to herein individually as a "Company Property" and collectively as the "Company Properties"). The Company and the Company Subsidiaries have good and marketable fee title to all Owned Properties, free and clear of all Liens, except for Permitted Liens. The Company Properties constitute all real property currently owned or leased by the Company and the Company Subsidiaries. To the knowledge of the Company, the Company Properties and buildings, fixtures and improvements thereon (A) are in good operating condition (ordinary wear and tear excepted), in all respects, and all mechanical and other systems located thereon are in good operating condition in all respects and (B) are suitable, sufficient and appropriate in all respects for their current uses, except in each case as have not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has delivered or made available to Parent (or its Representatives) true, correct and complete copies of: (1) the existing title policies and existing surveys for the Owned Properties, in each case in the possession of the Company, the Company Subsidiaries or the Company's Representatives; and (2) all material environmental reports relating to conditions at the Owned Properties, including material reports relating to compliance with environmental Laws, which are in the possession or control of the Company, the Company Subsidiaries or the Company's Representatives. Except for Permitted Liens or as set forth on Schedule 4.16(a) of the Company Disclosure Letter, the Company Properties are not subject to any leases, rights of first refusal, options to purchase or rights of occupancy entered into or granted by the Company and the Company Subsidiaries, and neither the Company nor any Company Subsidiary has granted any party any right to use or occupy the Company Properties or any portion thereof except for permitted tenants, subtenants or assignees.

          (b)   There does not exist any actual, ongoing, or, to the knowledge of the Company, threatened or contemplated condemnation or eminent domain proceedings that affect any material Company Property, and neither the Company nor any Company Subsidiary has received any written notice of the intention of any Governmental Entity or other Person to take or use all or any material part thereof.

          (c)   Neither the Company nor any Company Subsidiary has received any written notice from any insurance company since January 1, 2018 that has issued a policy with respect to any Company Property requiring performance of any structural or other repairs or alterations to such Company Property which the failure to perform such repairs or alterations would void the applicable insurance policy and which repairs or alterations have not been made.

          (d)   Neither the Company nor any Company Subsidiary owns, holds, is obligated under or is a party to, any option, right of first refusal or other contractual right to purchase, acquire, sell, assign or dispose of any real estate or any portion thereof or interest therein.

        4.17    Material Contracts.

          (a)   Schedule 4.17 of the Company Disclosure Letter sets forth a true and complete list of the following, as of the date of this Agreement:

              (i)  other than contracts providing for the origination, investment and management of commercial real estate loans entered into by the Company or any Subsidiary of the Company in the ordinary course of business, each contract that involves a pending or contemplated merger, business combination, acquisition, purchase, sale or divestiture that requires the Company or any of its Subsidiaries to dispose of or acquire assets or properties with a fair market value in excess of $5,000,000;

             (ii)  each contract that grants any right of first refusal or right of first offer or that limits the ability of the Company, any Subsidiary of the Company or any of their respective Affiliates to own, operate, sell, transfer, pledge or otherwise dispose of any businesses, securities or assets (other than provisions requiring notice of or consent to assignment by any counterparty thereto);

            (iii)  each contract relating to outstanding Indebtedness (or commitments or guarantees in respect thereof) of the Company or any of its Subsidiaries (whether incurred, assumed, guaranteed or secured by any asset) in excess of $5,000,000, other than agreements solely among the Company and its Subsidiaries;

            (iv)  except for the Company Notes and other contracts relating to the Company Loans, each contract under which the Company or a Subsidiary of the Company has, directly or indirectly, made any advance, loan, extension of credit or capital contribution to, or other interest in, any other Person other than the Company or a Subsidiary of the Company;

             (v)  each contract that involves or constitutes an interest rate surge, interest rate collar, interest rate cap or other forward, swap or hedging transaction of any kind;

            (vi)  each employment or other personal services contract to which the Company or any of its Subsidiaries is a party and each contract relating to or providing for the provision of management or administration services to or for the Company or any of its Subsidiaries;

           (vii)  each contract containing any non-compete, exclusivity or similar type of provision that materially restricts the ability of the Company or any of its Subsidiaries (including Parent upon consummation of the Transactions) to compete in any line of business or with any Person or geographic area;

          (viii)  each partnership, joint venture, limited liability company or strategic alliance agreement (other than any such agreement solely between or among the Company and its wholly owned Subsidiaries);

            (ix)  each contract between or among the Company or any Subsidiary of the Company, on the one hand, and the Company Manager, or any officer, director or affiliate (other than a wholly owned Subsidiary of the Company) of the Company or any of its Subsidiaries or any of their respective "associates" or "immediate family" members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) or of the Company Manager, on the other hand;

             (x)  each management or similar contract between or among the Company or any of its Subsidiaries, on the one hand, and a third-party manager or operator of the Company Owned Property, on the other hand;

            (xi)  each contract that obligates the Company or any of its Subsidiaries to indemnify any past or present directors, officers, or employees of the Company or any of its Subsidiaries pursuant to which the Company or any of its Subsidiaries is the indemnitor;

           (xii)  each vendor, supplier or consulting contract to which the Company or any of its Subsidiaries is a party that (A) cannot be terminated by the Company or its Subsidiary, as applicable, without penalty within 60 days after the Effective Time and (B) reasonably could be expected to require payments in excess of $50,000 per year; and

          (xiii)  each "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act) not otherwise described in this Section 4.17(a) with respect to the Company or any Subsidiary of the Company.

          (b)   Collectively, the contracts set forth in Section 4.17(a) are herein referred to as the "Company Contracts." Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Contract is legal, valid, binding and enforceable in accordance with its terms on the Company and each of its Subsidiaries that is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect, subject, as to enforceability, to Creditors' Rights. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default under any Company Contract nor, to the knowledge of the Company, is any other party to any such Company Contract in breach or default thereunder. Complete and accurate copies of every Company Contract in effect as of the date hereof (including all amendments and other modifications) have been furnished or otherwise made available to Parent.

        4.18    Insurance.     Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date hereof, (a) all current, material insurance policies of the Company and its Subsidiaries (collectively, the "Material Company Insurance Policies"), all of which are listed in Schedule 4.18 of the Company Disclosure Letter, are in full force and effect and (b) all premiums payable under the Material Company Insurance Policies prior to the date of this Agreement have been duly paid to date. As of the date of this Agreement, no written notice of cancellation or termination has been received with respect to any Material Company Insurance Policy.

        4.19    Opinion of Financial Advisor.     The Company Special Committee has received the opinion of Barclays Capital Inc., dated the date of this Agreement, to the effect that, as of such date, and subject to the limitations, qualifications and assumptions set forth therein, from a financial point of view, the Exchange Ratio to be offered to the holders of Company Common Stock, other than Parent, Merger Sub or any wholly owned Subsidiary of Parent, Merger Sub or the Company, is fair to such holders of Company Common Stock. A written copy of such opinion was provided to the Company Board concurrently with receipt of such opinion by the Company Special Committee.

        4.20    Brokers.     Except for the fees and expenses payable to Barclays Capital Inc. in the amounts set forth in Schedule 4.20 of the Company Disclosure Letter, no broker, investment banker, or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

        4.21    State Takeover Statute.     The Company Board has taken all action necessary to render inapplicable to the Merger: (a) the provisions of Subtitle 6 of Title 3 of the MGCL, (b) Subtitle 7 of Title 3 of the MGCL and (c) to the extent applicable to the Company, any other Takeover Law. The Company Board has adopted resolutions exempting the Transactions and the acquisition of Company Capital Stock by Merger Sub and Parent as a result of the Merger from the limitations on ownership of Company Capital Stock contained in the Organizational Documents of the Company.

        4.22    Investment Company Act.     Neither the Company nor any of its Subsidiaries is, or as of immediately prior to the Effective Time will be, required to be registered as an investment company under the Investment Company Act.

        4.23    No Additional Representations.

          (a)   Except for the representations and warranties made in this Article IV, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made any representation or warranty to Parent, Merger Sub, or any of their respective Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company or any of its Subsidiaries or their respective businesses; or (ii) except for the representations and warranties made by the Company in this

  Article IV, any oral or written information presented to Parent or Merger Sub or any of their respective Affiliates or Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the Transactions.

          (b)   Notwithstanding anything contained in this Agreement to the contrary, the Company acknowledges and agrees that none of Parent, Merger Sub or any other Person has made or is making, and the Company expressly disclaims reliance upon, any representations, warranties or statements relating to Parent or its Subsidiaries (including Merger Sub) whatsoever, express or implied, beyond those expressly given by Parent and Merger Sub in Article V, the Parent Disclosure Letter or in any other document or certificate delivered by Parent or Merger Sub in connection herewith, including any implied representation or warranty as to the accuracy or completeness of any information regarding Parent furnished or made available to the Company, or any of its Representatives. Without limiting the generality of the foregoing, the Company acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to the Company or any of its Representatives (including in certain "data rooms," "virtual data rooms," management presentations or in any other form in expectation of, or in connection with, the Merger or the other Transactions).

ARTICLE V
REPRESENTATION AND WARRANTIES OF PARENT AND MERGER SUB

        Except as set forth in the disclosure letter dated as of the date of this Agreement and delivered by Parent and Merger Sub to the Company on or prior to the date of this Agreement (the "Parent Disclosure Letter") and except as disclosed in the Parent's Annual Report on Form 10-K for the year ended December 31, 2017 (the "Parent 2017 10-K") and each Quarterly Report on Form 10-Q filed thereafter (including all exhibits and schedules thereto and documents incorporated by reference therein, but excluding any forward looking disclosures set forth in any "risk factors" section, any disclosures in any "forward looking statements" section and any other disclosures included therein to the extent they are predictive or forward looking in nature), Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

        5.1    Organization, Standing and Power.

          (a)   Each of Parent and its Subsidiaries (including Merger Sub) is, as applicable, a corporation, partnership or limited liability company duly organized, validly existing and, where relevant, in good standing under the Laws of its jurisdiction of incorporation or organization, with all requisite entity power and authority to own, lease and operate its properties, own its assets and to carry on its business as now being conducted, other than where the failure to be in good standing or to have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent (a "Parent Material Adverse Effect"). Each of Parent and its Subsidiaries is duly qualified or licensed to do business and, where relevant, is in good standing in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification, licensing or good standing necessary, other than where the failure to so qualify, be licensed or in good standing would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

  Parent and Merger Sub each has heretofore made available to the Company complete and correct copies of its Organizational Documents.

          (b)   Schedule 5.1(b) of the Parent Disclosure Letter sets forth an accurate and complete list of each Subsidiary of Parent, including a list of each Subsidiary that is a Qualified REIT Subsidiary, or a Taxable REIT Subsidiary, together with (i) the jurisdiction of incorporation or organization, as the case may be, of such Subsidiary and (ii) the type and percentage of interest held, directly or indirectly, by Parent in such Subsidiary.

        5.2    Capital Structure.

          (a)   As of the date of this Agreement, the authorized capital stock of Parent consists of (i) 500,000,000 shares of Parent Common Stock and (ii) 50,000,000 shares of Parent Preferred Stock. At the close of business on November 7, 2018: (A) 32,065,112 shares of Parent Common Stock were issued and outstanding; (B) zero shares of Parent Preferred Stock were issued and outstanding; and (C) 182,008 shares of Parent Common Stock were reserved for issuance pursuant to the Sutherland Asset Management Corporation 2012 Equity Incentive Plan (the "Parent Equity Plan") and 1,117,169 shares of Parent Common Stock were reserved for issuance upon redemption of units of limited partnership interest in the Operating Partnership ("OP Units") and 6,898,620 shares of common stock were reserved for issuance upon conversion of Parent's convertible senior notes due 2023 (the "Convertible Notes"). Except as set forth in this Section 5.2, at the close of business on November 7, 2018, there is no other outstanding Parent Capital Stock issued or outstanding.

          (b)   All outstanding shares of Parent Capital Stock have been, and all shares of Parent Capital Stock to be issued in connection with the Merger, when so issued in accordance with the terms of this Agreement, are or will be, as applicable, (i) validly issued, fully paid and nonassessable and are not subject to preemptive rights and (ii) issued and granted in compliance in all material respects with applicable state and federal securities Laws, the MGCL and the Organizational Documents of Parent. The Parent Common Stock to be issued pursuant to this Agreement, when issued, will be (A) validly issued, fully paid and nonassessable and not subject to preemptive rights, (B) free and clear of any Liens and (C) issued in compliance in all material respects with (iii) applicable securities Laws and other applicable Law and (iv) all requirements set forth in any applicable contracts. Except for (x) 1,117,169 OP Units held by limited partners other than Parent, and (y) one Class A Special Unit of the Operating Partnership held by the Parent Manager, Parent owns, directly or indirectly, all of the issued and outstanding securities of the Subsidiaries of Parent, free and clear of all Liens, other than Permitted Liens. As of the close of business on November 7, 2018, except as set forth in this Section 5.2, and except for changes since November 7, 2018 resulting from the exercise of stock options outstanding at such date (and the issuance of shares thereunder), the redemption of OP Units (and the issuance of shares therefor), or stock grants or other awards granted in accordance with Section 6.2(b)(i), there are no outstanding: (i) shares of Parent Capital Stock, (ii) Voting Debt, (iii) securities of Parent or any Subsidiary of Parent, other than OP Units and the Convertible Notes, convertible into or exchangeable or exercisable for shares of Parent Capital Stock or Voting Debt, or (iv) subscriptions, options, warrants, calls, exchange rights, conversion rights, puts, rights of first refusal or other rights (including preemptive rights), commitments or agreements to which Parent or any Subsidiary of Parent is a party or by which it is bound, in any case, obligating Parent or any

  Subsidiary of Parent to (A) issue, deliver, transfer, sell, purchase, redeem or acquire, or cause to be issued, delivered, transferred, sold, purchased, redeemed or acquired, additional shares of Parent Capital Stock, any Voting Debt or other voting securities of Parent or (B) grant, extend or enter into any such subscription, option, warrant, call, exchange right, conversion right, put, right of first refusal or other similar right, commitment or agreement. There are no stockholder agreements, voting trusts or other agreements to which Parent is a party or by which it is bound relating to the voting of any shares of Parent Capital Stock.

          (c)   As of the date of this Agreement, Parent owns 100% of the membership interests of Merger Sub.

          (d)   All dividends or other distributions on the shares of Parent Capital Stock and any material dividends or other distributions on any securities of any Subsidiary of Parent which have been authorized or declared prior to the date hereof have been paid in full (except to the extent such dividends have been declared and are not yet due and payable).

        5.3    Authority; No Violations; Approvals.

          (a)   Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions, including the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of each of Parent (subject to obtaining Parent Stockholder Approval) and Merger Sub, subject, with respect to consummation of the Merger, the filing of the Articles of Merger with, and acceptance for record by, the Maryland Department. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due and valid execution of this Agreement by the Company, constitutes a valid and binding obligation of each of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, subject, as to enforceability, to Creditors' Rights. The Parent Board, at a meeting duly called and held, unanimously (i) determined that this Agreement and the Transactions, including the Merger and the Parent Common Stock Issuance, are in the best interests of Parent and the Parent Stockholders, (ii) approved this Agreement and the Transactions, including the Merger and the Parent Common Stock Issuance, (iii) directed that the Parent Common Stock Issuance be submitted for consideration at the Parent Stockholders Meeting and (iv) made the Parent Board Recommendation. The Merger Sub Board has by unanimous vote determined that this Agreement and the Transactions, including the Merger, are in the best interests of Merger Sub.

          (b)   The execution and delivery of this Agreement does not, and the consummation of the Transactions will not (with or without notice or lapse of time, or both) (i) assuming that the Parent Stockholder Approval is obtained, contravene, conflict with or result in a violation of any provision of the Organizational Documents of either Parent or Merger Sub, (ii) result in a violation of, or default under, or acceleration of any material obligation or the loss of a material benefit under, or result in the creation of any Liens upon any of the properties or assets of Parent or any of its Subsidiaries under, any provision of any Parent Contract to which Parent or any of its Subsidiaries is a party or by which Parent or Merger Sub or any of their respective Subsidiaries or their respective properties or assets are bound, or (iii) assuming the

  Consents referred to in Section 5.4 are duly and timely obtained or made and the Parent Stockholder Approval has been obtained, contravene, conflict with or result in a violation of any Law applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses 4.3(b)(ii) and 4.3(b)(iii), any such contraventions, conflicts, violations, defaults, acceleration, losses, or Liens that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        5.4    Consents.     No Consent from any Governmental Entity, is required to be obtained or made by Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Transactions, except for: (a) the filing with the SEC of (i) the Joint Proxy Statement and the Registration Statement and (ii) such reports under the Exchange Act and the Securities Act, and such other compliance with the Exchange Act and the Securities Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions; (b) the filing of the Articles of Merger and any other required filings with, and the acceptance for record by, the Maryland Department pursuant to the MGCL; (c) filings as may be required under the rules and regulations of the NYSE; (d) such filings and approvals as may be required by any applicable state securities or "blue sky" laws or Takeover Laws; and (e) any such Consent that the failure to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or an adverse effect on the validity of the Merger.

        5.5    SEC Documents.

          (a)   Since December 31, 2016, Parent has filed or furnished with the SEC all forms, reports, schedules and statements required to be filed or furnished under the Securities Act or the Exchange Act, respectively (such forms, reports, schedules and statements, as amended, collectively, the "Parent SEC Documents"). As of their respective filing dates, or, if amended prior to the date hereof, as of the date of (and giving effect to) the last such amendment made prior to the date hereof, each of the Parent SEC Documents, complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents contained, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)   The consolidated audited and unaudited interim financial statements of Parent included or incorporated by reference in the Parent SEC Documents, including all notes and schedules thereto, complied in all material respects, when filed or if amended prior to the date of this Agreement, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP, applied on a consistent basis during the periods indicated (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments) the consolidated financial position, results of operations, stockholders' equity and cash flows of Parent and its

  Subsidiaries, as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited interim financial statements, to absence of notes and normal year-end adjustments). To the knowledge of Parent, as of the date hereof, none of the Parent SEC Documents is the subject of ongoing SEC review and Parent does not have outstanding and unresolved comments from the SEC with respect to any of the Parent SEC Documents. None of the Parent SEC Documents as of the date hereof is the subject of any confidential treatment request by Parent.

          (c)   Other than any off-balance sheet financings disclosed in the Parent SEC Documents filed or furnished prior to the date hereof, neither Parent nor any Subsidiary of Parent is a party to, or has any contract to become a party to, any joint venture, off-balance sheet partnership or any similar contractual arrangement, including any off-balance sheet arrangements (as defined in Item 303(a) of Regulation S-K of the SEC) where the purpose of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, Parent in Parent's published financial statements or any Parent SEC Documents.

          (d)   Parent has established and maintains disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) as required by the Exchange Act. From January 1, 2018 to the date of this Agreement, Parent's auditors and the Parent Board have not been advised of (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect in any material respect Parent's ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent's internal controls over financial reporting, and, in each case, neither Parent nor any of its Representatives has failed to disclose such information to Parent's auditors or the Parent Board.

        5.6    Absence of Certain Changes or Events.

          (a)   From January 1, 2018 through the date of this Agreement, there has not been any event, change, effect or development that, individually or in the aggregate with other events, changes, effects or developments, has had or would reasonably be expected to have a Parent Material Adverse Effect.

          (b)   From January 1, 2018 through the date of this Agreement, except for events giving rise to and the discussion and negotiation of this Agreement, Parent and each of its Subsidiaries have conducted their business in the ordinary course of business in all material respects.

        5.7    No Undisclosed Material Liabilities.     There are no liabilities of Parent or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities reflected or reserved against on the consolidated balance sheet of Parent dated as of December 31, 2017 (including the notes thereto) contained in the Parent 2017 10-K; (b) liabilities incurred in the ordinary course of business subsequent to December 31, 2017; (c) liabilities incurred in connection with the preparation, negotiation and consummation of the Transactions; (d) liabilities incurred as permitted under

Section 6.1(b)(ix); and (e) liabilities that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        5.8    Information Supplied.     None of the information supplied or to be supplied by Parent or the Parent Manager for inclusion or incorporation by reference in (a) the Registration Statement shall, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or (b) the Joint Proxy Statement shall, at the date it is first mailed to the Company Stockholders and to the Parent Stockholders and at the time of the Company Stockholders Meeting and the Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Joint Proxy Statement and the Registration Statement will comply as to form in all material respects with the provisions of the Exchange Act and the Securities Act and the rules and regulations thereunder; provided, however, that no representation is made by Parent with respect to statements made therein based on information (i) supplied by the Company specifically for inclusion or incorporation by reference therein or (ii) not supplied by or on behalf of Parent and not obtained from or incorporated by reference to the Parent's filings with the SEC.

        5.9    Parent Permits; Compliance with Applicable Laws.     Parent and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, franchises and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Parent Permits"), except where the failure to so hold would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and its Subsidiaries are in compliance with the terms of the Parent Permits, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any Subsidiary of Parent is in violation or breach of, or default under, any Parent Permit, nor has Parent or any Subsidiary of Parent received any claim or notice indicating that Parent or any Subsidiary of Parent is currently not in compliance with the terms of any Parent Permits, except where the failure to be in compliance with the terms of any Parent Permits would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. The businesses of Parent and its Subsidiaries are not currently being conducted, and at no time since December 31, 2017 have been conducted, in violation of any applicable Law, except for violations that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. As of the date of this Agreement, to the knowledge of Parent, no investigation or review by any Governmental Entity with respect to Parent or any of its Subsidiaries is pending or threatened, other than those the outcome of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Notwithstanding anything to the contrary in this Section 5.9, the provisions of this Section 5.9 shall not apply to matters addressed in Section 5.10 and Section 5.11.

        5.10    Compensation; Benefits.

          (a)   Set forth on Schedule 5.10(a) of the Parent Disclosure Letter is a list, as of the date hereof, of all of the material Employee Benefit Plans sponsored, maintained or contributed to by Parent or any of its Subsidiaries ("Parent Plans"). True, correct and complete copies of each of the Parent Plans have been furnished or made available to the Company or its Representatives.

          (b)   To Parent's knowledge, each Parent Plan has been maintained in compliance with all applicable Laws, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (c)   As of the date of this Agreement, there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of Parent, threatened against, or with respect to, any of the Parent Plans, except for such pending actions, suits or claims that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (d)   All material contributions required to be made to the Parent Plans pursuant to their terms have been timely made.

          (e)   There are no material unfunded benefit obligations that have not been properly accrued for in Parent's financial statements or disclosed in the notes thereto in accordance with GAAP.

          (f)    Neither Parent nor any of its Subsidiaries contributes to or has an obligation to contribute to, and no Parent Plan is, a plan subject to Title IV of ERISA (including a multiemployer plan within the meaning of Section 3(37) of ERISA), Section 302 of ERISA, or Section 412 of the Code.

        5.11    Taxes.

          (a)   Parent and each of its Subsidiaries has (i) duly and timely filed (or there have been filed on their behalf) with the appropriate Taxing Authority all U.S. federal and all other material Tax Returns required to be filed by them, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were and are correct and complete in all material respects, and (ii) duly and timely paid in full (or there has been duly and timely paid in full on their behalf), or made adequate provision for, all material amounts of Taxes required to be paid by them.

          (b)   Parent (i) for its taxable years commencing with Parent's taxable year that ended on December 31, 2011 and through and including its taxable year ended December 31, 2017 has been subject to taxation as a REIT and has satisfied all requirements to qualify as a REIT in such years; (ii) has operated since January 1, 2018 until the date hereof in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) shall continue to operate in such a manner so as to qualify as a REIT for its taxable year ending December 31, 2018 and thereafter; and (iv) has not taken or omitted to take any action that could reasonably be expected to result in a successful challenge by the IRS or any other Governmental Entity to its qualification as a REIT, and no such challenge is pending or has been threatened in writing.

          (c)   Each of Parent's Subsidiaries has been since the later of its acquisition or formation and continues to be treated for U.S. federal and state income tax purposes as (i) a partnership (or a disregarded entity) and not as a corporation or an association or publicly traded partnership taxable as a corporation, (ii) a Qualified REIT Subsidiary, (iii) a Taxable REIT Subsidiary, or (iv) a REIT.

          (d)   Neither Parent nor any of its Subsidiaries holds any asset the disposition of which would be subject to (or to rules similar to) Section 337(d) or Section 1374 of the Code or the regulations thereunder, nor has it disposed of any such asset during its current taxable year.

          (e)   (i) There are no audits, investigations by any Governmental Entity or other proceedings pending or, to the knowledge of Parent, threatened with regard to any material Taxes or Tax Returns of Parent or any of its Subsidiaries; (ii) no material deficiency for Taxes of Parent or any of its Subsidiaries has been claimed, proposed or assessed in writing or, to the knowledge of Parent, threatened, by any Governmental Entity, which deficiency has not yet been settled except for such deficiencies which are being contested in good faith or with respect to which the failure to pay, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect; (iii) neither Parent nor any of its Subsidiaries has waived any statute of limitations with respect to the assessment of material Taxes or agreed to any extension of time with respect to any material Tax assessment or deficiency for any open tax year; (iv) neither Parent nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any material Tax Return; and (v) neither Parent nor any of its Subsidiaries has entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law).

          (f)    Since Parent's formation, (i) neither Parent nor any of its Subsidiaries has incurred any liability for Taxes under Sections 857(b), 857(f), 860(c) or 4981 of the Code and (ii) neither Parent nor any of its Subsidiaries has incurred any material liability for any other Taxes other than (x) in the ordinary course of business or consistent with past practice or (y) transfer or similar Taxes arising in connection with acquisitions or dispositions of property. No event has occurred, and, to the knowledge of Parent, no condition or circumstance exists, which presents a material risk that any material amount of Tax described in the previous sentence will be imposed upon Parent or any its Subsidiaries.

          (g)   Parent and its Subsidiaries have complied, in all material respects, with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471, 3102 and 3402 of the Code or similar provisions under any state and foreign Laws) and have duly and timely withheld and, in each case, have paid over to the appropriate Taxing Authority all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.

          (h)   There are no material Tax Liens upon any property or assets of Parent or any of its Subsidiaries except Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

          (i)    Neither Parent nor any of its Subsidiaries has requested, has received or is subject to any written ruling of a Taxing Authority or has entered into any written agreement with a Taxing Authority.

          (j)    There are no Tax allocation or sharing agreements or similar arrangements with respect to or involving Parent or any of its Subsidiaries other than between Parent, the Operating Partnership and Subsidiaries of the Operating Partnership, and after the Closing Date neither Parent nor any of its Subsidiaries shall be bound by any such Tax allocation agreements or similar arrangements or have any liability thereunder for amounts due in respect of periods prior to the Closing Date, in each case, other than customary provisions of commercial or credit agreements.

          (k)   Neither Parent nor any of its Subsidiaries (i) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return or (ii) has any liability for the Taxes of any Person (other than any Subsidiary of Parent) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Tax Law), as a transferee or successor, or otherwise.

          (l)    Neither Parent nor any of its Subsidiaries has participated in any "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

          (m)  Neither Parent nor any of its Subsidiaries has taken any action or failed to take any action which action or failure would reasonably be expected to jeopardize, nor to the knowledge of Parent is there any other fact or circumstance that could reasonably be expected to prevent, the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

          (n)   Neither Parent nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the five (5) years prior to the date of this Agreement.

          (o)   No written power of attorney that has been granted by Parent or any of its Subsidiaries (other than to Parent or any of its Subsidiaries) is currently in force with respect to any matter relating to Taxes.

          (p)   Merger Sub has at all times been treated as disregarded as separate from Parent for U.S. federal income tax purposes.

          (q)   This Section 5.11 constitutes the exclusive representations and warranties of Parent with respect to Tax matters.

        5.12    Litigation.     Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there is no (a) Proceeding pending (in which service of process has been received by an employee of Parent) or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries or any of their respective properties, rights or assets or (b) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against Parent or any of its Subsidiaries.

        5.13    Intellectual Property.     Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (a) Parent or the Subsidiaries of Parent own or are licensed or otherwise possess valid rights to use all Parent Intellectual

Property used in the conduct the business of Parent and its Subsidiaries as it is currently conducted, (b) to the knowledge of Parent, the conduct of the business of Parent and its Subsidiaries as it is currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any Person, (c) there are no pending or, to the knowledge of Parent, threatened claims with respect to any of the Parent Intellectual Property rights owned by Parent or any Subsidiary of Parent, and (d) to the knowledge of Parent, no Person is currently infringing or misappropriating Parent Intellectual Property. Parent and its Subsidiaries have taken reasonable measures to protect the confidentiality of trade secrets used in the businesses of each of Parent and its Subsidiaries as presently conducted, except where failure to do so would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        5.14    Real Property.     Except for real property held from time to time as "real estate owned" or "REO," neither Parent nor any Subsidiary of Parent owns any real property. Neither Parent nor any Subsidiary of Parent has leased or subleased any real property and does not have any obligation to pay any rent or other fees for any real property other than as and to the extent disclosed in the Parent SEC Documents filed with the SEC prior to the date hereof.

        5.15    Material Contracts.

          (a)   Schedule 5.15 of the Parent Disclosure Letter, together with the lists of exhibits contained in the Parent SEC Documents, sets forth a true and complete list, as of the date of this Agreement, of:

              (i)  other than contracts providing for the acquisition, purchase, sale or divestiture of mortgage loans, mortgage backed securities and debt securities entered into by Parent or any Subsidiary of Parent in the ordinary course of business, each contract that involves a pending or contemplated merger, business combination, acquisition, purchase, sale or divestiture that requires Parent or any of its Subsidiaries to dispose of or acquire assets or properties with a fair market value in excess of $25,000,000;

             (ii)  each contract relating to outstanding Indebtedness (or commitments or guarantees in respect thereof) of Parent or any of its Subsidiaries (whether incurred, assumed, guaranteed or secured by any asset) in excess of $15,000,000, other than agreements solely between or among Parent and its Subsidiaries;

            (iii)  each contract that involves or constitutes an interest rate cap, interest rate collar, interest rate swap or other contract or agreement relating to a forward, swap or other hedging transaction of any type, except for contracts entered into for bona fide hedging purposes;

            (iv)  each contract between or among Parent or any Subsidiary of Parent, on the one hand, and any officer, director or affiliate (other than a wholly owned Subsidiary of Parent) of Parent or any of its Subsidiaries or any of their respective "associates" or "immediate family" members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand; and

             (v)  each "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act) not otherwise described in this Section 5.15(a) with respect to Parent or Subsidiary of Parent.

          (b)   Collectively, the contracts set forth in Section 5.15(a) are herein referred to as the "Parent Contracts." Except as had not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, each Parent Contract is legal, valid, binding and enforceable in accordance with its terms on Parent and each of its Subsidiaries that is a party thereto and, to the knowledge of Parent, each other party thereto, and is in full force and effect, subject, as to enforceability, to Creditors' Rights. Except as had not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, neither Parent nor any of its Subsidiaries is in breach or default under any Parent Contract nor, to the knowledge of Parent, is any other party to any such Parent Contract in breach or default thereunder. Complete and accurate copies of every Parent Contract in effect as of the date of this Agreement (including all amendments and other modifications) have been furnished or otherwise made available to the Company.

        5.16    Opinion of Financial Advisor.     The Parent Board has received the opinion of Keefe, Bruyette & Woods addressed to the Parent Board to the effect that, based upon and subject to the limitations, qualifications and assumptions set forth therein, as of the date of the opinion, the Merger Consideration to be paid by Parent in the Merger is fair, from a financial point of view, to Parent.

        5.17    Brokers.     Except for the fees and expenses payable to Keefe, Bruyette & Woods, Inc., no broker, investment banker, or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent.

        5.18    State Takeover Statute.     The Parent Board has taken all action necessary to render inapplicable to the Merger: (a) the provisions of Subtitle 6 of Title 3 of the MGCL, (b) Subtitle 7 of Title 3 of the MGCL, (c) to the extent applicable to Parent, any other Takeover Law and the limitations on transfer and ownership set forth in the Organizational Documents of Parent. No other Takeover Laws are applicable to this Agreement, the Merger or the other Transactions.

        5.19    Investment Company Act.     Neither Parent nor any of its Subsidiaries is, or as of immediately prior to the Effective Time will be, required to be registered as an investment company under the Investment Company Act.

        5.20    Ownership of Company Capital Stock.     Neither Parent nor any Subsidiary of Parent nor any of their respective affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) beneficially owns, directly or indirectly, or has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or the right to vote pursuant to any agreement, arrangement or understanding, any shares of Company Common Stock, Company Preferred Stock or other securities convertible into, exchangeable for or exercisable for shares of Company Common Stock, Company Preferred Stock or any securities of any Subsidiary of the Company and neither Parent nor any of its Subsidiaries has any rights to acquire any shares of Company Common Stock or Company Preferred Stock except pursuant to this Agreement. Neither Parent nor any its Subsidiaries is an affiliate or associate (as defined in Rule 12b-2 of the Exchange Act) of the Company. Neither Parent nor any of the Subsidiaries of Parent has at any time been an assignee or has otherwise succeeded to the beneficial ownership of any shares of Company Common Stock or Company Preferred Stock during the last two years.

        5.21    Business Conduct.     Merger Sub was formed on November 7, 2018. Since its inception, Merger Sub has not engaged in any activity, other than such actions in connection with (a) its organization and (b) the preparation, negotiation and execution of this Agreement and the Transactions. Merger Sub has no operations, has not generated any revenues and has no liabilities other than those incurred in connection with the foregoing and in association with the Merger as provided in this Agreement.

        5.22    No Additional Representations.

          (a)   Except for the representations and warranties made in this Article V, neither Parent nor any other Person makes any express or implied representation or warranty with respect to Parent or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and Parent hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither Parent nor any other Person makes or has made any representation or warranty to the Company or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to Parent or any of its Subsidiaries or their respective businesses; or (ii) except for the representations and warranties made by Parent in this Article V, any oral or written information presented to the Company or any of its Affiliates or Representatives in the course of their due diligence investigation of Parent, the negotiation of this Agreement or in the course of the Transactions.

          (b)   Notwithstanding anything contained in this Agreement to the contrary, Parent acknowledges and agrees that none of the Company or any other Person has made or is making, and each of Parent and Merger Sub expressly disclaims reliance upon, any representations, warranties or statements relating to the Company or its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in Article IV, the Company Disclosure Letter or in any other document or certificate delivered by the Company in connection herewith, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent, or any of its Representatives. Without limiting the generality of the foregoing, Parent acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Parent or any of its Representatives (including in certain "data rooms," "virtual data rooms," management presentations or in any other form in expectation of, or in connection with, the Merger or the other Transactions).

 ARTICLE VI
COVENANTS AND AGREEMENTS

        6.1    Conduct of Company Business Pending the Merger.

          (a)   The Company covenants and agrees that until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, except as (i) set forth on Schedule 6.1 of the Company Disclosure Letter, (ii) as expressly permitted or required by this Agreement, including Annex B, (iii) as may be required by applicable Law or (iv) as otherwise consented to by Parent in writing, (A) the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its businesses in all material respects in the ordinary course and (B) the Company shall maintain its status as a REIT; provided, however, that no action by the Company or its Subsidiaries with respect to the matters specifically addressed by any provision of Section 6.1(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such other provision of Section 6.1(b).

          (b)   Except (i) as set forth on Schedule 6.1 of the Company Disclosure Letter, (ii) as permitted or required by this Agreement, (iii) as may be required by applicable Law, or (iv) as otherwise consented to by Parent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, the Company shall not, and shall not permit any of its Subsidiaries to:

              (i)  (A) declare, set aside or pay any dividends on, or make any other distribution (whether in cash, stock, property or otherwise) in respect of any outstanding capital stock of, or other equity interests in, the Company or any of its Subsidiaries, except for (1) dividends or distributions required by the Organizational Documents of the Company or any of its Subsidiaries; (2) regular quarterly dividends payable in respect of the Company Common Stock consistent with past practice; (3) dividends or other distributions to the Company by any directly or indirectly wholly owned Subsidiary of the Company; (4) without duplication of the amounts described in clauses (1) and (3), any dividends or other distributions necessary for the Company to maintain its status as a REIT under the Code and avoid the imposition of corporate level tax under Section 857 of the Code or excise Tax under Section 4981 of the Code (including the Minimum Distribution Dividend); or (5) any dividend to the extent declared and paid in accordance with Section 6.19; (B) split, combine or reclassify any capital stock of, or other equity interests in, the Company or any of its Subsidiaries (other than for transactions by a wholly owned Subsidiary of the Company); or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, the Company, except as required by the terms of any capital stock or equity interest of the Company or any Subsidiary of the Company, in each case, existing as of the date hereof (or granted following the date of this Agreement in accordance with the terms of this Agreement);

             (ii)  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, the Company or any of its Subsidiaries or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than shares of capital stock issued as a dividend made in accordance with Section 6.1(b)(i).

            (iii)  amend the Company's Organizational Documents or the Organizational Documents of any of the Company's Subsidiaries;

            (iv)  (A) merge, consolidate, combine or amalgamate with any Person other than another Subsidiary of the Company or (B) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof;

             (v)  sell or otherwise dispose of, or agree to sell or otherwise dispose of, (A) any asset or property that is held as "real estate owned" or "REO," unless (x) the asset or property is listed in Schedule 6.1(b)(v) of the Company Disclosure Letter, (y) the sale or other disposition of the applicable REO asset or property, taken together with all other relevant transactions, qualifies for the safe harbor described in Section 857(b)(6)(C) of the Code; provided, however, that any sale of an REO asset or property that is listed in Schedule 6.1(b)(v) and that is as of the date hereof, and continues to be, held in a Taxable REIT Subsidiary, need not satisfy such safe harbor, and (z) the sale or other disposition of the applicable REO asset or property will not result in an increase in the Minimum Distribution Dividend payable by the Company pursuant to Section 6.19(a), or (B) any other asset or property, other than (in the case of clause (B)) any sales or other dispositions of assets or properties (1) for which the consideration does not exceed $1,000,000 individually or $5,000,000 in the aggregate or (2) that are made in the ordinary course of business;

            (vi)  adopt a plan of complete or partial liquidation or dissolution of the Company or any of its Subsidiaries;

           (vii)  change in any material respect their accounting principles, practices or methods that would materially affect the consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except as required by GAAP or applicable Law;

          (viii)  except (A) in the ordinary course of business, (B) if required by Law, or (C) if necessary (1) to preserve the Company's qualification as a REIT under the Code or (2) to qualify or preserve the status of any Subsidiary of the Company as a disregarded entity or partnership for U.S. federal income tax purposes or as a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be, make or change any material Tax election, adopt or change any material Tax accounting period or material method of Tax accounting, file any amended Tax Return if the filing of such amended Tax Return would result in a material increase in the Taxes payable by the Company or any of its Subsidiaries, settle or compromise any material liability for Taxes or any Tax audit or other proceeding relating to a material amount of Taxes, enter into any closing or similar agreement with any Taxing

    Authority, surrender any right to claim a material refund of Taxes, or agree to any extension or waiver of the statute of limitations with respect to a material amount of Taxes;

            (ix)  (A) grant any increase in the compensation payable or to become payable to any of its directors, executive officers or key employees except as required by applicable Law or (B) establish any material employee benefit plan which was not in existence prior to the date of this Agreement, or amend any such plan or arrangement in existence on the date of this Agreement; provided, however, that no action will be a violation of this Section 6.1(b)(ix) if it is taken in order to comply with applicable Law;

             (x)  (A) enter into any contract that would be a Company Contract, except as would not prevent or materially delay the consummation of the Transactions and is terminable without penalty on not more than 90 days' notice, or (B) modify, amend, terminate or assign, or waive or assign any rights under, any Company Contract in any material respect, and, for the avoidance of doubt, with respect to clauses (A) and (B), except for (1) to the extent not prohibited by other provisions hereof, contracts providing for the origination, investment, servicing and management of commercial real estate loans by the Company or any of its Subsidiaries in the ordinary course of business and that are materially consistent with the contracts or forms thereof provided to Parent prior to the date hereof; (2) any termination or renewal in accordance with the terms of any existing Company Contract that occurs automatically without any action (other than notice of renewal) by Company or any applicable Subsidiary of the Company; and (3) any Company Loans entered into, amended, terminated or assigned in the ordinary course of business;

            (xi)  other than the settlement of any Proceeding (A) reflected or reserved against on the balance sheet of the Company (or in the notes thereto), (B) that would not reasonably be expected to restrict the operations of the Company and its Subsidiaries, or (C) in connection with any stockholder litigation against the Company and/or its officers and directors relating to this Agreement, the Merger and/or the other Transactions in accordance with Section 6.11, settle or offer or propose to settle, any Proceeding (excluding any audit, claim or other proceeding in respect of Taxes) involving (1) an award of injunctive or other equitable relief against the Company or any of its Subsidiaries, (2) an admission of wrongdoing by the Company or any of its Subsidiaries or (3) a payment or other transfer of value by the Company or any of its Subsidiaries exceeding $1,000,000 individually, or $5,000,000 in the aggregate;

           (xii)  take any action, or fail to take any action, which action or failure could reasonably be expected to cause the Company to fail to qualify as a REIT or any of its Subsidiaries to cease to be treated as any of (A) a partnership or disregarded entity for U.S. federal income tax purposes or (B) a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be;

          (xiii)  take any action, or fail to take any action, which action or failure could reasonably be expected to prevent or impede the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

          (xiv)  other than in the ordinary course of business incur, create, assume, refinance, replace or prepay in any material respects the terms of any Indebtedness or any derivative financial instruments or arrangements, or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise); provided, however, that the foregoing shall not restrict (A) the incurrence of any Indebtedness among the Company and its wholly owned Subsidiaries and/or wholly owned Subsidiaries of the Operating Partnership or among the Company's wholly owned Subsidiaries and/or wholly owned Subsidiaries of the Operating Partnership, (B) the incurrence of any Indebtedness in connection with funding Company Loans originated in the ordinary course of business or (C) the repayment of Indebtedness in the ordinary course of business;

           (xv)  take any action, or fail to take any action, which action or failure (A) would be inconsistent with the requirements specified in Annex B or (B) would reasonably be expected to cause the Company or any of the Company's Subsidiaries to be required to be registered as an investment company under the Investment Company Act; or

          (xvi)  agree to take any action that is prohibited by this Section 6.1(b).

        Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit the Company or any of its Subsidiaries from taking any action, at any time or from time to time, that in the reasonable judgment of the Company, upon advice of counsel, is reasonably necessary for the Company to (i) maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the Effective Time, (ii) avoid incurring entity level income or excise Taxes under the Code or applicable state or local Law, including making dividend or other distribution payments to the Company Stockholders in accordance with this Agreement or otherwise, or (iii) avoid being required to register as an investment company under the Investment Company Act.

        6.2    Conduct of Parent Business Pending the Merger.

          (a)   Parent covenants and agrees that until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, except as (i) set forth on Schedule 6.2 of the Parent Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law or (iv) as otherwise consented to by the Company in writing (which consent shall not be unreasonably withheld, delayed or conditioned), (A) Parent shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its businesses in all material respects in the ordinary course and (B) Parent shall maintain its status as a REIT; provided, however, that no action by Parent or its Subsidiaries with respect to the matters specifically addressed by any provision of Section 6.2(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such other provision of Section 6.2(b).

          (b)   Except (i) as set forth on Schedule 6.2 of the Parent Disclosure Letter, (ii) as permitted or required by this Agreement, (iii) as may be required by applicable Law or (iv) as otherwise consented to by the Company in writing (which consent shall not be unreasonably withheld, delayed or conditioned), until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII Parent shall not, and shall not permit any of its Subsidiaries to:

              (i)  (A) declare, set aside or pay any dividends on, or make any other distribution (whether in cash, stock, property or otherwise) in respect of any outstanding capital stock of, or other equity interests in, Parent or any of its Subsidiaries, except for (1) dividends or distributions required by the Organizational Documents of Parent or any of its Subsidiaries; (2) regular quarterly dividends payable in respect of the Parent Common Stock and the OP Units consistent with past practice; (3) regular quarterly dividends payable in respect of the Parent Preferred Stock and preferred stock of Ready Capital Subsidiary REIT I, LLC consistent with past practice and the terms of such Parent Preferred Stock and preferred stock of Ready Capital Subsidiary REIT I, LLC; (4) dividends or other distributions to Parent by any directly or indirectly wholly owned Subsidiary of Parent or the Operating Partnership, and by Ready Capital Subsidiary REIT I, LLC; (5) without duplication of the amounts described in clauses (1) through (4), dividends or other distributions necessary for Parent or any Subsidiary that qualifies as a REIT to maintain its status as a REIT under the Code and avoid the imposition of corporate level tax under Section 857 of the Code or excise Tax under Section 4981 of the Code (including the Minimum Distribution Dividend), or (6) any dividend to the extent declared and paid in accordance with Section 6.19; (B) split, combine or reclassify any capital stock of, or other equity interests in, Parent or any of its Subsidiaries (other than for transactions by a wholly owned Subsidiary of the Company); or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Parent, except as required by the terms of any capital stock or equity interest of Parent or any Subsidiary of Parent or as contemplated by any Parent Plan, in each case, existing as of the date hereof (or granted following the date of this Agreement in accordance with the terms of this Agreement);

             (ii)  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, Parent or any of its Subsidiaries or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than: (A) the issuance or delivery of Parent Common Stock upon the vesting or lapse of any restrictions on any awards granted under the Parent Equity Plan and outstanding on the date hereof or issued in compliance with clause (B) below; and (B) issuances of awards granted under the Parent Equity Plan to employees and directors in amounts consistent with past practice;

            (iii)  issue or grant any Parent Capital Stock at a price below the per share value of the Parent's net assets as of the date of such issuance or grant;

            (iv)  amend Parent's Organizational Documents or adopt any material change in the Organizational Documents of any of Parent's Subsidiaries that would, in either case, adversely affect the consummation of the Transactions;

             (v)  (A) merge, consolidate, combine or amalgamate with any Person other than the Company or another Subsidiary of Parent, (B) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, or (C) enter into any partnership, joint venture or similar arrangement involving a material investment or expenditure of funds by Parent or any of its Subsidiaries, in each case if such action could reasonably be expected to impair, delay or impede Parent's or Merger Sub's ability to expeditiously consummate or finance the Transactions;

            (vi)  sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets or properties, other than (A) pursuant to an agreement of the Parent or any of its Subsidiaries in effect on the date of this Agreement or (B) sales, leases or dispositions of assets or properties (1) for which the consideration does not exceed $10,000,000 individually, or $25,000,000 in the aggregate or (2) securitizations and other transactions made in the ordinary course of business;

           (vii)  adopt a plan of complete or partial liquidation or dissolution of Parent or any of its Subsidiaries, other than such transactions among Parent and any wholly owned Subsidiary of Parent or between or among wholly owned Subsidiaries of Parent;

          (viii)  change in any material respect their accounting principles, practices or methods that would materially affect the consolidated assets, liabilities or results of operations of Parent and its Subsidiaries, except as required by GAAP or applicable Law;

            (ix)  except (A) in the ordinary course of business, (B) if required by Law, or (C) if necessary (1) to preserve Parent's qualification as a REIT under the Code or the qualification of any Subsidiary of Parent as a REIT under the Code or (2) to qualify or preserve the status of any Subsidiary of Parent as a disregarded entity or partnership for U.S. federal income tax purposes or as a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be, make or change any material Tax election, adopt or change any Tax accounting period or material method of Tax accounting, file any amended Tax Return if the filing of such amended Tax Return would result in a material increase in the Taxes payable by Parent or any of its Subsidiaries, settle or compromise any material liability for Taxes or any Tax audit or other proceeding relating to a material amount of Taxes, enter into any closing or similar agreement with any Taxing Authority, surrender any right to claim a material refund of Taxes, or agree to any extension or waiver of the statute of limitations with respect to a material amount of Taxes;

             (x)  (A) grant any material increases in the compensation payable or to become payable to any of its directors, executive officers or key employees, except increases made in the ordinary course of business consistent with past practice or as required by applicable Law or pursuant to a Parent Plan existing as of the date hereof, or (B) establish any material Employee Benefit Plan which was not in existence or approved by the Parent Board prior to the date of this Agreement, or amend any such plan or arrangement in existence on the date of this Agreement if such amendment would have the effect of materially enhancing any benefits thereunder; provided, however, that no action will be a violation of this Section 6.2(b)(x) if it is taken (1) in the ordinary course of business or (2) in order to comply with applicable Law.

            (xi)  other than in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person, except for loans among Parent and its wholly owned Subsidiaries and/or wholly owned Subsidiaries of the Operating Partnership or among Parent's wholly owned Subsidiaries and/or wholly owned Subsidiaries of the Operating Partnership or advances for reimbursable employee expenses;

           (xii)  (A) enter into any contract that would be a Parent Contract, except as would not prevent or materially delay the consummation of the Transactions, or (B) modify, amend, terminate or assign, or waive or assign any rights under, any Parent Contract in any material respect in a manner which is materially adverse to Parent and its Subsidiaries, taken as a whole, or which could prevent or materially delay the consummation of the Transactions;

          (xiii)  take any action, or fail to take any action, which action or failure would reasonably be expected to cause Parent to fail to qualify as a REIT or any of its Subsidiaries to cease to be treated as any of (A) a partnership or disregarded entity for U.S. federal income tax purposes, (B) a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code or (C) a REIT, as the case may be;

          (xiv)  other than in the ordinary course of business consistent with past practice, incur, create, assume, refinance, replace or prepay in any material respects the terms of any Indebtedness or any derivative financial instruments or arrangements, or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise); provided, however, that the foregoing shall not restrict the incurrence of (A) any Indebtedness among Parent and its wholly owned Subsidiaries or among Parent's wholly owned Subsidiaries or (B) any Indebtedness not to exceed $25,000,000 in aggregate principal amount outstanding;

            (xv)  take any action, or fail to take any action, which action or failure could reasonably be expected to prevent or impede the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

          (xvi)  enter into, participate or engage in or continue any discussions or negotiations with respect to (A) a merger, consolidation, combination or amalgamation with any Person other than another wholly owned Subsidiary of Parent; (B) an acquisition or agreement to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof; or (C) entry into any partnership, joint venture or similar arrangement involving a material investment or expenditure of funds by Parent or any of its Subsidiaries, in each case described in (A), (B) and (C) if such action would be expected to impair, delay or impede Parent's or Merger Sub's ability to expeditiously consummate or finance the Transactions;

         (xvii)  take any action, or fail to take any action, which action or failure would reasonably be expected to cause Parent or any of its Subsidiaries to be required to be registered as an investment company under the Investment Company Act; or

        (xviii)  agree to take any action that is prohibited by this Section 6.2(b).

        Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit Parent or its Subsidiaries from taking any action, at any time or from time to time, that in the reasonable judgment of Parent, upon advice of counsel, is reasonably necessary for Parent to (i) maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the Effective Time, (ii) avoid incurring entity level income or excise Taxes under the Code or applicable state or local Law or (iii) avoid being required to register as an investment company under the Investment Company Act.

        6.3    No Solicitation by the Company.

          (a)   From and after the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VIII, the Company will, and will cause its Subsidiaries and instruct and use commercially reasonable efforts to cause its Representatives to, immediately cease, and cause to be terminated, any discussion or negotiations with any Person conducted heretofore by the Company or any of its Subsidiaries or Representatives with respect to a Company Competing Proposal.

          (b)   Except as otherwise permitted by this Section 6.3, from and after the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VIII, the Company will not, and will cause its Subsidiaries and will instruct and use commercially reasonable efforts to cause its Representatives not to, directly or indirectly, (i) initiate, solicit or knowingly encourage the making of a Company Competing Proposal, (ii) engage in any discussions or negotiations with any Person with respect to a Company Competing Proposal, (iii) furnish any non-public information regarding the Company or its Subsidiaries, or access to the properties, assets or employees of the Company or its Subsidiaries, to any Person in connection with or in response to a Company Competing Proposal, (iv) enter into any letter of intent or agreement in principle, or other agreement providing for a Company Competing Proposal (other than a confidentiality agreement as provided in Section 6.3(d)(ii)) or (v) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Parent, the Company Board Recommendation or publicly recommend the approval or adoption of, or publicly approve or adopt, any Company Competing Proposal (the taking of any action described in clause (v) being referred to as a "Company Change of Recommendation").

          (c)   From and after the date of this Agreement, the Company shall advise Parent of the receipt by the Company of any Company Competing Proposal made on or after the date of this Agreement or any request for non-public information or data relating to the Company or any of its Subsidiaries made by any Person in connection with a Company Competing Proposal or any request for discussions or negotiations with the Company or a Representative of the Company relating to a Company Competing Proposal (in each case within two Business Days thereof), and the Company shall provide to Parent (within such two Business Day time frame) either (i) a copy of any such Company Competing Proposal made in writing or by electronic transmission provided to the Company or any of its Subsidiaries or (ii) a written summary of the material terms of such Company Competing Proposal. The Company shall keep Parent reasonably informed with respect to the status and material terms of any such Company Competing Proposal and any material changes to the status of any such discussions or negotiations.

          (d)   Notwithstanding anything in this Agreement to the contrary, the Company, directly or indirectly through one or more of its Representatives, may:

              (i)  make such disclosures as the Company Board or any committee thereof determines are necessary to comply with Rule 14e-2(a), Item 1012(a) of Regulation M-A and Rule 14d-9 promulgated under the Exchange Act or other applicable securities laws; provided, however, that none of the Company, the Company Board or any committee thereof shall, except as expressly permitted by Section 6.3(d)(iii) or Section 6.3(e), effect a Company Change of Recommendation in any disclosure document or communication filed or publicly issued or made in conjunction with the compliance with such requirements;

             (ii)  prior to the receipt of the Company Stockholder Approval, engage in the activities prohibited by Sections 6.3(b)(ii) and 6.3(b)(iii) with any Person who has made a written, bona fide Company Competing Proposal; provided, however, that (A) no non-public information that is prohibited from being furnished pursuant to Section 6.3(b) may be furnished until the Company receives an executed confidentiality agreement from such Person containing limitations on the use and disclosure of nonpublic information furnished to such Person by or on behalf of the Company that are no less favorable to the Company in the aggregate than the terms of the Confidentiality Agreement, as determined by the Company Board (or any committee thereof), after consultation with its outside legal counsel; provided, further, that such confidentiality agreement does not contain provisions that prohibit the Company from complying with the provisions of this Section 6.3, and (B) prior to taking any such actions, the Company Board or any committee thereof determines, after consultation with its financial advisors and outside legal counsel, that such Company Competing Proposal is, or could reasonably be expected to lead to, a Company Superior Proposal; and

            (iii)  prior to the receipt of the Company Stockholder Approval, in response to a written, bona fide Company Competing Proposal that did not result from a material breach of Section 6.3(a), 6.3(b) or 6.3(c), if the Company Board (or any committee thereof) so chooses, cause the Company to effect a Company Change of Recommendation or to terminate this Agreement pursuant to Section 8.1(d)(i), if prior to taking such action (A) the Company Board (or a committee thereof) determines, after consultation with its financial advisors and outside legal counsel, that such Company Competing Proposal is a Company Superior Proposal (taking into account any adjustment to the terms and conditions of the Merger proposed by Parent in response to such Company Competing Proposal), and (B) the Company shall have given notice to Parent that the Company has received such Company Competing Proposal in accordance with Section 6.3(c), specifying the material terms and conditions of such proposal, and, that the Company intends to take such action, and either (1) Parent shall not have proposed revisions to the terms and conditions of this Agreement prior to the earlier to occur of the scheduled time for the

    Company Stockholders Meeting and the third Business Day after the date on which such notice is given to Parent, or (2) if Parent within the period described in the foregoing clause (1) shall have proposed revisions to the terms and conditions of this Agreement in a manner that would form a binding contract if accepted by the Company, the Company Board (or any committee thereof), after consultation with its financial advisors and outside legal counsel, shall have determined that the Company Competing Proposal remains a Company Superior Proposal with respect to Parent's revised proposal; provided, however, that each time material modifications to the financial terms of a Company Competing Proposal determined to be a Company Superior Proposal are made, the time period set forth in this Section 6.3(d) prior to which the Company may effect a Company Change of Recommendation or terminate this Agreement shall be extended for two Business Days after notification of such change to Parent.

          (e)   Notwithstanding anything in this Agreement to the contrary, the Company Board shall be permitted, at any time prior to the receipt of the Company Stockholder Approval, other than in response to a Company Competing Proposal (which is addressed in Section 6.3(d)(iii)), to make a Company Change of Recommendation if, prior to taking such action, (i) the Company Board (or a committee thereof) determines, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the directors' duties under applicable Law, (ii) the Company shall have given notice to Parent that the Company intends to effect a Company Change of Recommendation (which notice will reasonably describe the reasons for such Company Change of Recommendation), and either (A) Parent shall not have proposed revisions to the terms and conditions of this Agreement prior to the earlier to occur of the scheduled time for the Company Stockholders Meeting and the third Business Day after the date on which such notice is given to Parent, or (B) if Parent within the period described in the foregoing clause (A) shall have proposed revisions to the terms and conditions of this Agreement in a manner that would form a binding contract if accepted by the Company, the Company Board (or any committee thereof), after consultation with its outside legal counsel, shall have determined that such proposed changes do not obviate the need for the Company Board to effect a Company Change of Recommendation and that the failure to make a Company Change of Recommendation would be reasonably likely to be inconsistent with the directors' duties under applicable Law.

        6.4    No Solicitation by Parent.

          (a)   From and after the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VIII, Parent will, and will cause its Subsidiaries and instruct and use commercially reasonable efforts to cause its Representatives to, immediately cease, and cause to be terminated, any discussion or negotiations with any Person conducted heretofore by Parent or any of its Subsidiaries or Representatives with respect to a Parent Competing Proposal.

          (b)   Except as otherwise permitted by this Section 6.4, from and after the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VIII, Parent will not, and will cause its Subsidiaries and will instruct and use commercially reasonable efforts to cause its Representatives not to, directly or indirectly, (i) initiate, solicit or knowingly encourage the making of a Parent Competing Proposal, (ii) engage in any discussions or negotiations with any Person with respect to a Parent Competing Proposal, (iii) furnish any non-public information regarding Parent or its Subsidiaries, or access to the properties, assets or employees of Parent or its Subsidiaries, to any Person in connection with or in response to a Parent Competing Proposal, (iv) enter into any letter of intent or agreement in principle, or other agreement providing for a Company Competing Proposal or (v) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to the Company, the Parent Board Recommendation or publicly recommend the approval or adoption of, or publicly approve or adopt, any Parent Competing Proposal (the taking of any action described in clause (v) being referred to as a "Parent Change of Recommendation").

          (c)   From and after the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VIII, Parent shall advise the Company of the receipt by Parent of any Parent Competing Proposal made on or after the date of this Agreement or any request for non-public information or data relating to Parent or any of its Subsidiaries made by any Person in connection with a Parent Competing Proposal or any request for discussions or negotiations with Parent or a Representative of Parent relating to a Parent Competing Proposal (in each case within two Business Days thereof), and Parent shall provide to the Company (within such two Business Day time frame) either (i) a copy of any such Parent Competing Proposal made in writing or by electronic transmission provided to Parent or any of its Subsidiaries or (ii) a written summary of the material terms of such Parent Competing Proposal. Parent shall keep the Company reasonably informed with respect to the status and material terms of any such Parent Competing Proposal and any material changes to the status of any such discussions or negotiations.

          (d)   Notwithstanding anything in this Agreement to the contrary, Parent, directly or indirectly through one or more of its Representatives, may, after consultation with its outside counsel, make such disclosures as the Parent Board or any committee thereof determines are necessary to comply with Rule 14e-2(a), Item 1012(a) of Regulation M-A and Rule 14d-9 promulgated under the Exchange Act or other applicable securities laws; provided, however, that none of Parent, the Parent Board or any committee thereof shall, except as expressly permitted by Section 6.4(e), effect a Parent Change of Recommendation in any disclosure document or communication filed or publicly issued or made in conjunction with the compliance with such requirements.

          (e)   Notwithstanding anything in this Agreement to the contrary, the Parent Board shall be permitted, at any time prior to the receipt of the Parent Stockholder Approval, to make a Parent Change of Recommendation if, prior to taking such action, (i) the Parent Board (or a committee thereof) determines, after consultation with outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the directors' duties under applicable Law and (ii) Parent shall have given notice to the Company that Parent intends to effect a Parent Change of Recommendation (which notice will reasonably describe the reasons for such Parent Change of Recommendation), and either (A) the Company shall not have proposed revisions to the terms and conditions of this Agreement prior to the earlier to occur of the scheduled time for the Parent Stockholders Meeting and the third Business Day after the date on which such notice is given to the Company, or (B) if the Company within the period described in the foregoing clause (A) shall have proposed revisions to the terms and conditions of this Agreement in a manner that would form a binding contract if accepted by Parent, the Parent Board (or any committee thereof), after consultation with its outside legal counsel, shall have determined that such proposed changes do not obviate the need for the Parent Board to effect a Parent Change of Recommendation and that the failure to make a Parent Change in Recommendation would be reasonably likely to be inconsistent with the directors' duties under applicable Law.

        6.5    Preparation of Joint Proxy Statement and Registration Statement.

          (a)   Parent will promptly furnish to the Company such data and information relating to it, its Subsidiaries (including Merger Sub) and the holders of Parent Capital Stock as the Company may reasonably request for the purpose of including such data and information in the Joint Proxy Statement and any amendments or supplements thereto used by the Company to obtain the Company Stockholder Approval and the Parent to obtain the Parent Stockholder Approval. The Company will promptly furnish to Parent such data and information relating to it, its Subsidiaries and the holders of its capital stock as Parent may reasonably request for the purpose of including such data and information in the Registration Statement and any amendments or supplements thereto.

          (b)   Promptly following the date hereof, the Company and Parent shall cooperate in preparing and shall cause to be filed with the SEC a mutually acceptable Joint Proxy Statement relating to the matters to be submitted to the holders of Company Common Stock at the Company Stockholders Meeting and the holders of Parent Common Stock at the Parent Stockholders Meeting, and Parent shall prepare and file with the SEC the Registration Statement (of which the Joint Proxy Statement will be a part). The Company and Parent shall each use commercially reasonable efforts to cause the Registration Statement and the Joint Proxy Statement to comply with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Parent and the Company shall each use its commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act as soon after such filing as practicable and Parent shall use commercially reasonable efforts to keep the Registration Statement effective as long as is necessary to consummate the Merger. Each of the Company and Parent will advise the other promptly after it receives any request by the SEC for amendment of the Joint Proxy Statement or the Registration Statement or comments thereon and responses thereto or any request by the SEC for additional information. Each of the Company and Parent shall use commercially reasonable efforts to cause all documents that it is responsible for filing with the SEC in connection with the Transactions to comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, prior to filing the Registration Statement (or any amendment or supplement thereto) or mailing the Joint Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of the Company and Parent will (i) provide the other with an opportunity to review and comment on such document or response (including the proposed final version of such document or response), (ii) shall include in such document or response all comments reasonably proposed by the other and (iii) shall not file or mail such document or respond to the SEC prior to receiving the approval of the other, which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that with respect to documents filed by a party that are incorporated by reference in the Joint Proxy Statement or Registration Statement, this right of approval shall apply only with respect to information relating to the other party, its Subsidiaries and its Affiliates, their business, financial condition or results of operations or the transactions contemplated hereby; and provided, further that the Company, in connection with any Company Change of Recommendation, or Parent, in connection with any Parent Change of Recommendation, may amend or supplement the Joint Proxy Statement (including by incorporation by reference) and make other filings with the SEC, to effect such Company Change of Recommendation or Parent Change of Recommendation, as applicable.

          (c)   Parent and the Company each shall make all necessary filings with respect to the Merger and the Transactions under the Securities Act and the Exchange Act and applicable blue sky laws and, in each case, the rules and regulations thereunder. Each party will advise the other, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction. Each of the Company and Parent will use commercially reasonable efforts to have any such stop order or suspension lifted, reversed or otherwise terminated.

          (d)   If at any time prior to the Effective Time, any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, should be discovered by Parent or the Company that should be set forth in an amendment or supplement to the Registration Statement or the Joint Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the Company Stockholders and the Parent Stockholders.

        6.6    Stockholders Meetings.

          (a)   The Company shall take all action necessary in accordance with applicable Laws and the Organizational Documents of the Company to duly give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval, to be held as promptly as reasonably practicable following the clearance of the Joint Proxy Statement by the SEC. Except as permitted by Section 6.3, the Company Board shall recommend that the Company Stockholders vote in favor of the adoption of this Agreement at the Company Stockholders Meeting and the Company Board shall solicit from the Company Stockholders proxies in favor of the adoption of this Agreement, and the Joint Proxy Statement shall include a statement to the effect that the Company Board has resolved to make the Company Board Recommendation. Notwithstanding anything to the contrary contained in this Agreement, the Company (i) shall be required to adjourn or postpone the Company Stockholders Meeting (A) to the extent necessary to ensure that any required supplement or amendment to the Joint Proxy Statement is provided to the Company Stockholders or (B) if, as of the time for which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Company Stockholders Meeting and (ii) may adjourn or postpone the Company Stockholders Meeting if, as of the time for which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to obtain the Company Stockholder Approval; provided, however, that unless otherwise agreed to by the parties, the Company Stockholders Meeting shall not be adjourned or postponed to a date that is more than 30 days after the date for which the meeting was previously scheduled (it being understood that such Company Stockholders Meeting shall be adjourned or postponed every time the circumstances described in the foregoing clauses (i)(A) and (i)(B) exist, and such Company Stockholders Meeting may be adjourned or postponed every time the circumstances described in the foregoing clause (ii) exist); and provided, further, that the Company Stockholders Meeting shall not be adjourned or postponed to a date on or after two Business Days prior to the End Date. Notwithstanding the foregoing, the Company may adjourn or postpone the Company Stockholders Meeting to a date no later than the second Business Day after the expiration of any of the periods contemplated by Section 6.3(d)(iii). If requested by Parent, the Company shall promptly provide to Parent all voting tabulation reports relating to the Company Stockholders Meeting that have been prepared by the Company or the Company's transfer agent, proxy solicitor or other Representative. Unless this Agreement has been terminated in accordance with Article VIII hereof, the Company's obligations to call, give notice of, convene and hold the Company Stockholders Meeting in accordance with this Section 6.6(a) shall not be limited or otherwise affected by the making, commencement, disclosure, announcement or submission of any Company Superior Proposal or Company Competing Proposal, or by any Company Change of Recommendation. Unless there has been a Company Change of Recommendation in accordance with Section 6.3, the Parties agree to cooperate and use their reasonable best efforts to defend against any efforts by any of the Company's stockholders or any other Person to prevent the Company Stockholder Approval from being obtained. Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit the Company from seeking approval from the Company Stockholders of the termination of the Management Agreement.

          (b)   Parent shall take all action necessary in accordance with applicable Laws and the Organizational Documents of Parent to duly give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Parent Stockholder Approval, to be held as promptly as reasonably practicable following the clearance of the Joint Proxy Statement by the SEC. Except as permitted by Section 6.4, the Parent Board shall recommend that the stockholders of Parent vote in favor of the Parent Common Stock Issuance at the Parent Stockholders Meeting and the Parent Board shall solicit from stockholders of Parent proxies in favor of the Parent Common Stock Issuance at the Parent Stockholders Meeting, and the Joint Proxy Statement shall include a statement to the effect that the Parent Board has resolved to make the Parent Board Recommendation. Notwithstanding anything to the contrary contained in this Agreement, Parent (i) shall be required to adjourn or postpone the Parent Stockholders Meeting (A) to the extent necessary to ensure that any required supplement or amendment to the Joint Proxy Statement is provided to the Parent's stockholders or (B) if, as of the time for which the Parent Stockholders Meeting is scheduled, there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Parent Stockholders Meeting and (ii) may adjourn or postpone the Parent Stockholders Meeting if, as of the time for which the Parent Stockholders Meeting is scheduled, there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to obtain the Parent Stockholder Approval; provided, however, that unless otherwise agreed to by the parties, the Parent Stockholders Meeting shall not be adjourned or postponed to a date that is more than 30 days after the date for which the meeting was previously scheduled (it being understood that such Parent Stockholders Meeting shall be adjourned or postponed every time the circumstances described in the foregoing clauses (i)(A) and (i)(B) exist, and such Parent Stockholders Meeting may be adjourned or postponed every time the circumstances described in the foregoing clause (ii) exist); and provided, further, that the Parent Stockholders Meeting shall not be adjourned or postponed to a date on or after two Business Days prior to the End Date. If requested by the Company, Parent shall promptly provide the Company with all voting tabulation reports relating to the Parent Stockholders Meeting that have been prepared by Parent or Parent's transfer agent, proxy solicitor or other Representative. Unless this Agreement has been terminated in accordance with its terms, Parent's obligations to call, give notice of, convene and hold the Parent Stockholders Meeting in accordance with this Section 6.6(b) shall not be limited or otherwise affected by the making, commencement, disclosure, announcement or submission of any Parent Superior Proposal or Parent Competing Proposal, or by any Parent Change of Recommendation. Unless there has been a Parent Change of Recommendation in accordance with Section 6.4, the Parties agree to cooperate and use their reasonable best efforts to defend against any efforts by any of the Parent's stockholders or any other Person to prevent the Parent Stockholder Approval from being obtained.

          (c)   The parties shall use their commercially reasonable efforts to hold the Company Stockholders Meeting and the Parent Stockholders Meeting on the same day.

        6.7    Access to Information.

          (a)   Each party shall, and shall cause each of its Subsidiaries to, afford to the other party and its Representatives, during the period prior to the earlier of the Effective Time and the termination of this Agreement pursuant to the terms of Section 8.1 of this Agreement, reasonable access, during normal business hours and upon reasonable prior notice, to the officers, key employees, and offices of such party and its Subsidiaries and to their books, records, contracts and documents and shall, and shall cause each of its Subsidiaries to, furnish reasonably promptly to the other party and its Representatives such information concerning its and its Subsidiaries' business, properties, contracts, records and personnel as such other party may reasonably request. Each of the Company and Parent will use its commercially reasonable efforts to minimize any disruption to the businesses of the other party that may result from the requests for access, data and information hereunder. Notwithstanding the foregoing provisions of this Section 6.7(a), each party shall not be required to, or to cause any of its Subsidiaries to, grant access or furnish information to the other party or any of its Representatives to the extent that (i) such information is subject to an attorney/client privilege, the attorney work product doctrine or other legal privilege or (ii) such access or the furnishing of such information is prohibited by applicable Law or an existing contract or agreement or a contract or agreement entered into after the date of this Agreement in the ordinary course of business consistent with past practice. Each party agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.7(a) for any purpose unrelated to the consummation of the Transactions. Without limiting the generality of the foregoing, from and after the date of this Agreement, the Company shall comply with the access and reporting requirements specified in Annex C.

          (b)   The Confidentiality Agreement dated as of August 17, 2018 between Parent and the Company (the "Confidentiality Agreement") shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder. All information provided to any party or its Representatives pursuant to or in connection with this Agreement is deemed to be "Evaluation Material" as defined under the Confidentiality Agreement.

        6.8    Reasonable Best Efforts.

          (a)   Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger and the other Transactions as soon as practicable after the date hereof, including (i) preparing and filing or otherwise providing, in consultation with the other party and as promptly as practicable and advisable after the date hereof, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third-party and/or any Governmental Entity in order to consummate the Merger or any of the other Transactions and (ii) taking all steps as may be necessary, subject to the limitations in this Section 6.8, to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals.

          (b)   In connection with and without limiting the foregoing, each of the parties shall give any required notices to third parties, and each of the parties shall use, and cause each of their respective Subsidiaries and Affiliates to use, its reasonable best efforts to obtain any third-party consents that are necessary, proper or advisable to consummate the Merger. Each of the parties will furnish to the other such necessary information and reasonable assistance as the other may request in connection with the preparation of any required filings or submissions with any Governmental Entity and will cooperate in responding to any inquiry from a Governmental Entity, including promptly informing the other parties of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Entity, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Entity with respect to this Agreement. To the extent reasonably practicable, the parties or their Representatives shall have the right to review in advance and each of the parties will consult the others on, all the information relating to the other and each of their Affiliates that appears in any filing made with, or written materials submitted to, any Governmental Entity in connection with the Merger and the other Transactions, except that confidential competitively sensitive business information may be redacted from such exchanges. To the extent reasonably practicable, none of the parties shall, nor shall they permit their respective Representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Entity in respect of any filing, investigation or other inquiry without giving the other party prior notice of such meeting or conversation and, to the extent permitted by applicable Law, without giving the other parties the opportunity to attend or participate (whether by telephone or in person) in any such meeting with such Governmental Entity.

          (c)   In connection with obtaining any approval or consent from any Person with respect to the Merger, none of the Company or any Subsidiary of the Company shall pay or commit to pay to any Person whose approval or consent is being solicited any cash or other consideration, make any accommodation or commitment or incur any liability or other obligation to such Person without the prior written consent of Parent. The parties shall cooperate to obtain such consents.

          (d)   Prior to the Closing, the Company shall use reasonable best efforts to cause the Company Manager and each affiliate of the Company Manager to deliver to the Company all contracts and records in the Company Manager's or any of its affiliates' possession or control to the extent (with respect to the contracts) they are contracts to which the Company or any Company Subsidiary is a party, and with respect to records, to the extent they pertain to the business of the Company and the Company Subsidiaries; provided that, for the avoidance of doubt, such records shall not include records that are the owned property of the Company Manager and are not owned property of the Company or any of its Subsidiaries.

        6.9    Employee Matters.

          (a)   For a period of one year following the Closing Date, Parent shall cause each individual who is employed as of the Closing Date by the Company, or any of its Subsidiaries (a "Company Employee") and who remains employed by Parent or any of its Subsidiaries (including the Surviving Company or any of its Subsidiaries) to be provided with (i) base compensation (salary or wages, as applicable), and as applicable, annual bonus and incentive compensation (including equity compensation) opportunities that are not materially less favorable, in the aggregate, than those in effect for such Company Employee immediately prior to the Closing Date and (ii) employee benefits (including retirement plan participation) and supplemental pay that are not materially less favorable than those in effect for similarly situated employees of Parent immediately prior to the Closing Date, which employee benefits and supplemental pay shall be provided through the Parent Plans.

          (b)   From and after the Effective Time, as applicable, the Company Employees shall be given credit for all purposes under the Parent Plans (other than with respect to any "defined benefit plan" as defined in Section 3(35) of ERISA, retiree medical benefits or disability benefits or to the extent it would result in a duplication of benefits) in which the Company Employees participate, for such Company Employees' service with the Company, or any of its Subsidiaries, including vesting, eligibility and benefit accrual purposes, to the same extent and for the same purposes that such service was taken into account under a comparable Employee Benefit Plan of the Company Manager immediately prior to the Closing Date. Parent shall, or shall cause the Surviving Company and any of their respective Subsidiaries, to give service credit for long term disability coverage purposes for the Company Employees' service with the Company and any of its Subsidiaries.

          (c)   From and after the Effective Time, as applicable, Parent shall, or shall cause the Surviving Company and any of their respective Subsidiaries to (i) waive any limitation on health and welfare coverage of any Company Employee and his or her eligible dependents due to pre-existing conditions and/or waiting periods, active employment requirements and requirements to show evidence of good health under the applicable health and welfare Parent Plan to the same extent such conditions, periods or requirements had been satisfied or waived under the comparable Employee Benefit Plan of the Company Manager immediately prior to the Closing Date and (ii) credit the expenses of any Company Employee that were credited towards applicable deductibles and annual out-of-pocket limits under the applicable Employee Benefit Plan of the Company Manager for the plan year in which the Closing Date occurs against satisfaction of any deductibles or out-of-pocket limits under the Parent Plan for the plan year in which the Closing Date occurs.

          (d)   For purposes of determining the number of vacation days and other paid time off to which each Company Employee is entitled during the calendar year in which the Closing occurs, Parent, the Surviving Company or one of their respective Subsidiaries will assume and honor all unused vacation and other paid time off days accrued or earned by such Company Employee as of the Closing Date for the calendar year in which the Closing Date occurs.

          (e)   Nothing in this Agreement shall constitute an amendment to, or be construed as amending, any Employee Benefit Plan sponsored, maintained or contributed to by the Company, Parent or any of their respective Subsidiaries. The provisions of this Section 6.9 are for the sole benefit of the parties and nothing herein, expressed or implied, is intended or will be construed to confer upon or give to any Person (including, for the avoidance of doubt, any Company Employee or other current or former employee of the Company, the Company Manager or any of their respective Affiliates), any legal or equitable or other rights or remedies (including with respect to the matters provided for in this Section 6.9) under or by reason of any provision of this Agreement.

        6.10    Indemnification; Directors' and Officers' Insurance.

          (a)   Without limiting any other rights that any Indemnified Person (as defined below) may have pursuant to the Company's Organizational Documents or any employment agreement or indemnification agreement in effect on the date hereof (which shall be assumed by Parent and the Surviving Company), from and after the Effective Time, the Surviving Company shall, and Parent shall cause the Surviving Company to, indemnify, defend and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, a director, officer or employee of the Company or any of its Subsidiaries or is or was serving at the request of the Company or any of its Subsidiaries as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (the "Indemnified Persons") against and from all losses, claims, damages, costs, fines, penalties, expenses (including attorneys' and other professionals' fees and expenses), liabilities or judgments or amounts that are paid in settlement of, or incurred in connection with any threatened or actual Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a director, officer or employee of the Company or any of its Subsidiaries, a fiduciary under any Company Plan or any of its Subsidiaries or is or was serving at the request of the Company or any of its Subsidiaries as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, Employee Benefit Plan, trust or other enterprise or by reason of anything done or not done by such Person in any such capacity, whether pertaining to any act or omission occurring or existing prior to, at or after the Effective Time and whether asserted or claimed prior to, at or after the Effective Time ("Indemnified Liabilities"), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the Transactions, in each case, to the extent any such Indemnified Person is entitled to be so indemnified by the Company on the date hereof. Without limiting the foregoing, in the event any such Proceeding is brought or threatened to be brought against any Indemnified Persons (whether arising before or after the Effective Time), (i) the Indemnified Persons may retain the Company's regularly engaged legal counsel or other counsel satisfactory to such Indemnified Persons, and Parent and the Surviving Company shall pay all reasonable fees and expenses of such counsel for the Indemnified

  Persons as promptly as statements therefor are received, and (ii) Parent and the Surviving Company shall use its best efforts to assist in the defense of any such matter.

          (b)   Parent and the Surviving Company shall not amend, repeal or otherwise modify any provision in the Organizational Documents of the Surviving Company or its Subsidiaries in any manner that would affect (or manage the Surviving Company or its Subsidiaries, with the intent to or in a manner that would affect) adversely the rights thereunder or under the Organizational Documents of the Surviving Company or any of its Subsidiaries of any Indemnified Person to indemnification, exculpation and advancement except to the extent required by applicable Law. Parent shall, and shall cause the Surviving Company and its Subsidiaries to, fulfill and honor any indemnification, expense advancement or exculpation agreements between the Company or any of its Subsidiaries and any of its directors, officers or employees existing on the date of this Agreement.

          (c)   Parent and the Surviving Company will cause to be put in place, and Parent shall fully prepay immediately prior to the Effective Time, "tail" insurance policies with a claims period of at least six years from the Effective Time from an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to directors' and officers' liability insurance in an amount and scope at least as favorable as the Company's existing policies with respect to matters, acts or omissions existing or occurring at or prior to the Effective Time.

          (d)   In the event that Parent, the Surviving Company or any Subsidiary of the Surviving Company, or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or Surviving Company or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of Parent, the Surviving Company or such Subsidiary of the Surviving Company, as the case may be, shall assume the obligations set forth in this Section 6.10. Parent and the Surviving Company shall not sell, transfer, distribute or otherwise dispose of any of their assets or the assets of any Subsidiary in a manner that would reasonably be expected to render Parent or Surviving Company unable to satisfy their obligations under this Section 6.10. The provisions of this Section 6.10 are intended to be for the benefit of, and shall be enforceable by, the parties and each Person entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 6.10, and his heirs and representatives. The rights of the Indemnified Persons under this Section 6.10 are in addition to any rights such Indemnified Persons may have under the Organizational Documents of the Company or any of its Subsidiaries, or under any applicable contracts or Law. Parent and the Surviving Company shall pay all expenses, including attorneys' fees, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 6.10.

        6.11    Agreement to Defend; Stockholder Litigation.     In the event any Proceeding by any Governmental Entity or other Person is commenced that questions the validity or legality of the Transactions or seeks damages in connection therewith, the parties agree to cooperate and use their reasonable best efforts to defend against and respond thereto.

        6.12    Public Announcements.     The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the parties. From and after the date hereof, so long as this Agreement is in effect, neither the Company nor Parent, nor any of their respective controlled Affiliates or managers, shall issue or cause the publication of any press release or other announcement with respect to the Merger or this Agreement without the prior consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), unless (a) such party determines, after consultation with outside counsel, that it is required by applicable Law or the rules of any stock exchange upon which such party's capital stock is traded to issue or cause the publication of any press release or other announcement with respect to the Merger or this Agreement, in which event such party shall endeavor, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other party to review and comment upon such press release or other announcement and shall give due consideration to all reasonable additions, deletions or changes suggested thereto or (b) in the case of the Company, it deems it necessary or appropriate to issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other Transactions in connection with or following a Company Change of Recommendation; provided, however, each party and their respective controlled affiliates may make statements that are not inconsistent with previous press releases, public disclosures or public statements made by Parent and the Company in compliance with this Section 6.12.

        6.13    Control of Business.     Without limiting in any way any party's rights or obligations under this Agreement, nothing contained in this Agreement shall give any party, directly or indirectly, the right to control or direct the other party and their respective Subsidiaries' operations prior to the Effective Time. Prior to the Effective Time, each of the parties shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

        6.14    Transfer Taxes.     All Transfer Taxes incurred in connection with the Transactions, if any, shall be paid by Parent when due, whether levied on Parent or any other Person, and Parent shall file all necessary Tax Returns and other documentation with respect to any such Transfer Taxes. Parent shall reimburse, indemnify, defend and hold harmless against liability for any such Transfer Taxes such other Persons. The parties will cooperate, in good faith, in the filing of any Tax Returns with respect to Transfer Taxes and the minimization, to the extent reasonably permissible under applicable Law, of the amount of any Transfer Taxes.

        6.15    Notification.     The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, (a) of any notice or other communication received by such party from any Governmental Entity in connection with this Agreement, the Merger or other Transactions, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other Transactions, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Company or Parent, (b) of any legal proceeding commenced or, to any party's knowledge, threatened against, such party or any of its Affiliates or otherwise relating to, involving or affecting such party or any of its Affiliates, in each case, in connection with, arising from or otherwise relating to the Merger or any other Transaction, and (c) upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to it or any of the Subsidiaries of the Company or any of the Subsidiaries of Parent, respectively, which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or a Parent Material Adverse Effect, as the case may be, or which would reasonably be expected to prevent or materially delay or impede the consummation of the Transactions; provided, however, that the delivery of any notice pursuant to this Section 6.15 shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to any party. The failure to deliver any such notice shall not affect any of the conditions set forth in Article VII or give rise to any right to terminate under Article VIII.

        6.16    Section 16 Matters.     Prior to the Effective Time, Parent, Merger Sub and the Company shall take all such steps as may be reasonably necessary or advisable to cause any dispositions of equity securities of the Company (including derivative securities) and acquisitions of equity securities of Parent (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 under the Exchange Act.

        6.17    Listing Application.     Parent shall take all action necessary to cause the Parent Common Stock to be issued in the Merger to be approved for listing on the NYSE prior to the Effective Time, subject to official notice of issuance.

        6.18    Tax Matters.     The parties shall use their respective reasonable best efforts to cause the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties shall take any action, or fail to take any action, that could reasonably be expected to cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code. The parties shall use their respective reasonable best efforts to obtain or cause to be provided, as appropriate, the opinions of counsel described in Sections 7.2(e) and (f) and Sections 7.3(e) and 7.3(f), respectively. Provided that the opinions of counsel described in Sections 7.2(f) and 7.3(f) have been received, the parties shall treat the Merger as a "reorganization" under Section 368(a) of the Code, and no party shall take any position for tax purposes inconsistent therewith, unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or a similar determination under applicable state or local Law).

        6.19    Additional Dividends.

          (a)   Prior to the Effective Time, the Company shall declare a dividend to its stockholders, the payment date for which shall be the close of business on the last Business Day prior to the Closing Date, subject to funds being legally available therefor. The record date for such dividends shall be three (3) Business Days before the payment date. The per share dividend amount payable by the Company pursuant to this Section 6.19(a) shall be an amount up to (i) the Company's then-most recent quarterly dividend (on a per share basis), multiplied by the number of days elapsed since the last dividend record date through and including the day prior to the Closing Date, and divided by the actual number of days in the calendar quarter in which such dividend is declared, plus (ii) the quotient, whether positive or negative, of (A) (y) $4,500,000 minus (z) the Company Transaction Expenses incurred between October 1, 2018 and the Closing

  Date, including fees incurred on October 1, 2018 and on the Closing Date, divided by (B) the number of shares outstanding as of the record date, plus (iii) an additional amount (the "Company Additional Dividend Amount"), if any, necessary so that the aggregate dividend payable is equal to the Minimum Distribution Dividend. The Company and Parent shall cooperate in good faith to determine whether it is necessary to declare a Company Additional Dividend Amount and the amount (if any) of the Company Additional Dividend Amount.

          (b)   Prior to the Effective Time, Parent shall declare a dividend to its stockholders, the record and payment date for which shall be the close of business on the last business day prior to the Closing Date, subject to funds being legally available therefor. The per share dividend amount payable by Parent pursuant to this Section 6.19(b) shall be an amount up to (i) Parent's then-most recent quarterly dividend (on a per share basis), multiplied by the number of days elapsed since the last dividend record date through and including the day prior to the Closing Date, and divided by the actual number of days in the calendar quarter in which such dividend is declared, plus (ii) any additional per share amount equal to the Company Additional Dividend Amount (if any)(on a per share basis), divided by the Exchange Ratio.

        6.20    Takeover Laws.     The parties shall use their respective reasonable best efforts (a) to take all action necessary so that no Takeover Law is or becomes applicable to the Merger or any of the other Transactions and (b) if any such Takeover Law is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Law on the Merger and the other Transactions.

        6.21    Delisting.     Each of the parties agrees to cooperate with the other parties in taking, or causing to be taken, all actions necessary to delist the Company Common Stock from the NYSE American and terminate its registration under the Exchange Act in such a manner that the Surviving Company will not be required to file any periodic reports under the Exchange Act after the Effective Time; provided that such delisting and termination shall not be effective until after the Effective Time.

        6.22    Obligations of Merger Sub.     Parent shall take all action necessary to cause Merger Sub and the Surviving Company to perform their respective obligations under this Agreement and to consummate the Merger and the other Transactions upon the terms and subject to the conditions set forth in this Agreement.

ARTICLE VII
CONDITIONS PRECEDENT

        7.1    Conditions to Each Party's Obligation to Consummate the Merger.     The respective obligation of each party to consummate the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived jointly by the parties, in whole or in part, to the extent permitted by applicable Law:

          (a)    Stockholder Approvals.    The Company Stockholder Approval and the Parent Stockholder Approval shall have been obtained in accordance with applicable Law, the rules and regulations of the NYSE and NYSE American and the Organizational Documents of the Company and Parent, as applicable.

          (b)    No Injunctions or Restraints.    No Governmental Entity having jurisdiction over any party shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no Law shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited.

          (c)    Registration Statement.    The Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect and no Proceeding to that effect shall have been commenced.

        7.2    Additional Conditions to Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any or all of which may be waived exclusively by Parent, in whole or in part, to the extent permitted by applicable Law:

          (a)    Representations and Warranties of the Company.    (i) The representations and warranties of the Company set forth in Section 4.2(a) (Organization, Standing and Power), Section 4.3(a) (Authority), Section 4.6(a) (Company Material Adverse Effect) and Section 4.20 (Brokers) shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), (ii) the representations and warranties of the Company set forth in Section 4.2(a) (Capital Structure) shall be true and correct in all but de minimis respects as of the specific date set forth therein, and (iii) all other representations and warranties of the Company set forth in Article IV of this Agreement shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "Company Material Adverse Effect") would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)    Performance of Obligations of the Company.    The Company shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement on or prior to the Effective Time.

          (c)    Compliance Certificate.    Parent shall have received a certificate of the Company signed by an executive officer of the Company, dated the Closing Date, confirming that the conditions in Sections 7.2(a) and (b) have been satisfied.

          (d)    No Company Material Adverse Effect.    Since the date of this Agreement, there shall have been no event, change, effect or development that, individually or in the aggregate with other events, changes, effects or developments, has had or would reasonably be expected to have a Company Material Adverse Effect.

          (e)    REIT Opinion.    Parent shall have received a written opinion of Vinson & Elkins L.L.P. (or other counsel to Company reasonably acceptable to Parent, dated as of the Closing Date and in form and substance reasonably satisfactory to Parent, to the effect that, commencing with the Company's taxable year ended December 31, 2012, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation has enabled the Company to meet, through the Effective Time, the requirements for qualification and taxation as a REIT under the Code. Such opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in an officer's certificate executed by the Company; provided that Parent is given a reasonable opportunity to review such representations and finds them reasonably acceptable.

          (f)    Section 368 Opinion.    Parent shall have received a written opinion of Clifford Chance US, LLP (or other counsel to Parent reasonably satisfactory to the Company), dated as of the Closing Date and in form and substance reasonably satisfactory to Parent to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. In rendering the opinion described in this Section 7.2(f), counsel shall be entitled to require and rely upon customary representations contained in certificates of officers of the Company and Parent, reasonably satisfactory in form and substance to the Company and Parent.

          (g)    Termination of Management Agreement.    The Management Agreement shall have been validly terminated with immediate effect on terms that impose no incremental obligations on the Company or the Surviving Company not anticipated by the Management Agreement in effect on the date of this Agreement.

        7.3    Additional Conditions to Obligations of the Company.     The obligation of the Company to consummate the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived exclusively by the Company, in whole or in part, to the extent permitted by applicable Law:

          (a)    Representations and Warranties of Parent and Merger Sub.    (i) The representations and warranties of Parent and Merger Sub set forth in Section 5.3(a) (Authority), Section 5.6(a) (Parent Material Adverse Effect) and Section 5.17 (Brokers) shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), (ii) the representations and warranties of Parent and Merger Sub set forth in Section 5.2(a) (Capital Structure) shall be true and correct in all but de minimis respects as of the specific date set forth therein, and (iii) all other representations and warranties of Parent and Merger Sub set forth in Article V of this Agreement shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "Parent Material Adverse Effect") would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (b)    Performance of Obligations of Parent and Merger Sub.    Parent and Merger Sub each shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by them under this Agreement at or prior to the Effective Time.

          (c)    Compliance Certificate.    The Company shall have received a certificate of Parent signed by an executive officer of Parent, dated the Closing Date, confirming that the conditions in Sections 7.3(a) and (b) have been satisfied.

          (d)    No Parent Material Adverse Effect.    Since the date of this Agreement, there shall have been no event, change, effect or development that, individually or in the aggregate with other events, changes, effects or developments, has had or reasonably would be expected to have a Parent Material Adverse Effect.

          (e)    REIT Opinion.    The Company shall have received a written opinion of Clifford Chance US, LLP (or other counsel to Parent reasonably satisfactory to the Company), dated as of the Closing Date and in form and substance reasonably satisfactory to the Company, to the effect that, commencing with Parent's taxable year ended December 31, 2011, Parent has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation has enabled Parent to meet, through the Effective Time, the requirements for qualification and taxation as a REIT under the Code, and that its past, current and intended future organization and operations will permit Parent to continue to qualify for taxation as a REIT under the Code for its taxable year which includes the Effective Time and thereafter. Such opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in officer's certificates executed by Parent and the Company; provided that the Company is given a reasonable opportunity to review such representations and finds them reasonably acceptable.

          (f)    Section 368 Opinion.    The Company shall have received a written opinion of Vinson & Elkins L.L.P. (or other counsel to the Company reasonably satisfactory to Parent), dated as of the Closing Date and in form and substance reasonably satisfactory to the Company, to the effect that, on the basis of the facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. In rendering the opinion described in this Section 7.3(f), counsel shall be entitled to require and rely upon customary representations contained in certificates of officers of the Company and Parent, reasonably satisfactory in form and substance to the Company and Parent.

          (g)    Listing; Classification.    The shares of Parent Common Stock to be issued in the Merger shall have been approved for listing on the NYSE, subject to official notice of issuance.

        7.4    Frustration of Closing Conditions.     None of the parties may rely, either as a basis for not consummating the Merger or for terminating this Agreement, on the failure of any condition set forth in Section 7.1, 7.2 or 7.3, as the case may be, to be satisfied if such failure was caused by such party's breach in any material respect of any provision of this Agreement.

 ARTICLE VIII
TERMINATION

        8.1    Termination.     This Agreement may be terminated and the Merger and the other Transactions contemplated hereby may be abandoned at any time prior to the Effective Time, whether (except as expressly set forth below) before or after the Company Stockholder Approval or the Parent Stockholder Approval has been obtained:

          (a)   by mutual written consent of the Company and Parent;

          (b)   by either the Company or Parent:

              (i)  if any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger, or if there shall have been adopted prior to the Effective Time any Law that permanently makes the consummation of the Merger illegal or otherwise permanently prohibited;

             (ii)  if the Merger shall not have been consummated on or before 5:00 p.m. New York, New York time, on May 7, 2019 (such date being the "End Date"); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any party whose failure to fulfill any material covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date;

            (iii)  in the event of a breach by the other party of any covenant or other agreement contained in this Agreement or if any representation and warranty of the other party contained in this Agreement fails to be true and correct which (A) would give rise to the failure of a condition set forth in Section 7.2(a) or (b) or Section 7.3(a) or (b), as applicable, if it was continuing as of the Closing Date and (B) cannot be or has not been cured by the earlier of 30 days after the giving of written notice to the breaching party of such breach or inaccuracy and the basis for such notice, and the date of the proposed termination (a "Terminable Breach"); provided, however, that the terminating party is not then in Terminable Breach of any representation, warranty, covenant or other agreement contained in this Agreement; or

            (iv)  if (A) the Company Stockholder Approval shall not have been obtained upon a vote held at a duly held Company Stockholders Meeting or (B) the Parent Stockholder Approval shall not have been obtained upon a vote held at a duly held Parent Stockholders Meeting.

          (c)   by Parent, prior to the time the Company Stockholder Approval is obtained, if the Company Board shall have effected a Company Change of Recommendation pursuant to and in accordance with Section 6.3(d)(iii) or Section 6.3(e).

          (d)   by the Company:

              (i)  in order to enter into a definitive agreement with respect to a Company Superior Proposal; provided, however, that the Company shall have contemporaneously with such termination tendered payment to Parent of the Company Termination Fee payable pursuant to Section 8.3(b) and the Company has complied in all material respects with Section 6.3(b) and Section 6.3(d)(iii) in respect of such Company Superior Proposal; or

             (ii)  prior to the time the Parent Stockholder Approval is obtained, if the Parent Board shall have effected a Parent Change of Recommendation pursuant to and in accordance with Section 6.4(e).

        8.2    Notice of Termination; Effect of Termination.

          (a)   A terminating party shall provide written notice of termination to the other party specifying with particularity the reason for such termination, and, except as otherwise provided in Section 8.1(d)(i), any termination shall be effective immediately upon delivery of such written notice to the other party.

          (b)   In the event of termination of this Agreement by any party as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party except with respect to this Section 8.1(d)(i), Section 6.7(b) , Section 8.3 and Articles I and IX; provided, however, that notwithstanding anything to the contrary herein, no such termination shall relieve any party from liability for any damages (including, in the case of the Company, damages based on the consideration that would have otherwise been payable to the Company Stockholders, which shall be deemed to be damages of the Company) for a Willful and Material Breach of any covenant, agreement or obligation hereunder or intentional fraud, or as provided in the Confidentiality Agreement, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

        8.3    Expenses and Other Payments.

          (a)   Except as otherwise provided in this Agreement, each party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions, whether or not the Merger shall be consummated.

          (b)   If (i) Parent terminates this Agreement pursuant to Section 8.1(c) (Company Change of Recommendation) then the Company shall pay Parent the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent no later than three Business Days after notice of termination of this Agreement; or (ii) the Company terminates this Agreement pursuant to Section 8.1(d)(i) (Company Superior Proposal), then the Company shall pay Parent the Company Termination Fee in cash by wire transfer of immediately available funds to an account designated by Parent contemporaneously with such termination of this Agreement.

          (c)   If the Company terminates this Agreement pursuant to Section 8.1(d)(ii) (Parent Change of Recommendation), then Parent shall pay the Company the Parent Termination Fee in cash by wire transfer of immediately available funds to an account designated by the Company no later than three Business Days after notice of termination of this Agreement.

          (d)   If either the Company or Parent terminates this Agreement pursuant to (i) Section 8.1(b)(iv)(A) (Failure to Obtain Company Stockholder Approval), then the Company shall pay Parent the Parent Expenses or (ii) Section 8.1(b)(iv)(B) (Failure to Obtain Parent Stockholder Approval), then Parent shall pay the Company the Company Expenses, in each case, no later than three Business Days after notice of termination of this Agreement.

          (e)   If (i) (A) Parent or the Company terminates this Agreement pursuant to Section 8.1(b)(iv)(A) (Failure to Obtain Company Stockholder Approval), or (B) Parent terminates this Agreement pursuant to Section 8.1(b)(iii) (Company Terminable Breach), (ii) on or before the date of any such termination a Company Competing Proposal shall have been announced, disclosed or otherwise communicated to the Company Board and not withdrawn, and (iii) within 12 months after the date of such termination, the Company enters into a definitive Agreement with respect to such Company Competing Proposal or consummates such Company Competing Proposal, then the Company shall pay Parent the Company Termination Fee less any amount previously paid by the Company pursuant to Section 8.3(d). For purposes of this Section 8.3(e), any reference in the definition of Company Competing Proposal to "25%" shall be deemed to be a reference to "more than 50%."

          (f)    If (i) (A) Parent or the Company terminates this Agreement pursuant to Section 8.1(b)(iv)(B) (Failure to Obtain Parent Stockholder Approval), or (B) the Company terminates this Agreement pursuant to Section 8.1(b)(iii) (Parent Terminable Breach), (ii) on or before the date of any such termination an Alternative Proposal or Parent Competing Proposal shall have been announced, disclosed or otherwise communicated to the Parent Board and not withdrawn, and (iii) within 12 months after the date of such termination, Parent enters into a definitive Agreement with respect to an Alternative Proposal or Parent Competing Proposal or consummates an Alternative Proposal or Parent Competing Proposal, then Parent shall pay the Company the Parent Termination Fee less any amount previously paid by Parent pursuant to Section 8.3(d). For purposes of this Section 8.3(f), any reference in the definition of Parent Competing Proposal to "25%" shall be deemed to be a reference to "more than 50%."

          (g)   In no event shall Parent be entitled to receive more than one payment of a Company Termination Fee or Parent Expenses. Notwithstanding the foregoing sentence, if Parent receives a Company Termination Fee, then Parent will not be entitled to also receive a payment of the Parent Expenses. In no event shall the Company be entitled to receive more than one payment of a Parent Termination Fee or Company Expenses. Notwithstanding the foregoing sentence, if the Company receives a Parent Termination Fee, then the Company will not be entitled to also receive a payment of the Company Expenses. The parties agree that the agreements contained in this Section 8.3 are an integral part of the Transactions, and that, without these agreements, the parties would not enter into this Agreement. If a party fails to promptly pay the amount due by it pursuant to this Section 8.3, interest shall accrue on such amount from the date such payment was required to be paid pursuant to the terms of this Agreement until the date of payment at the rate of 5% per annum. If, in order to obtain such payment, the other party commences a Proceeding that results in judgment for such party for such amount, the defaulting party shall pay the other party its reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such Proceeding. The parties agree that the monetary remedies set forth in Section 8.1(d)(i) and this Section 8.3 and the specific performance remedies set forth in Section 9.11 shall be the sole and exclusive remedies of (i) the Company and its Subsidiaries against Parent and Merger Sub and any of their respective former, current or future general or limited partners, stockholders, managers, members, Representatives or Affiliates for any loss suffered as a result of the failure of the Merger to be consummated except in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation (in which case only Parent shall be liable for damages for such intentional fraud or Willful and Material Breach), and upon payment of such amount, none of Parent or Merger Sub or any of their respective former, current or future general or limited partners, stockholders, managers, members, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except for the liability of Parent in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation; and (ii) Parent and Merger Sub against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, managers, members, Representatives or Affiliates for any loss suffered as a result of the failure of the Merger to be consummated except in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation (in which case only the Company shall be liable for damages for such intentional fraud or Willful and Material Breach), and upon payment of such amount, none of the Company and its Subsidiaries or any of their respective former, current or future general or limited partners, stockholders, managers, members, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except for the liability of the Company in the case of intentional fraud or a Willful and Material Breach of any covenant, agreement or obligation.

          (h)   In the event that Parent is required to pay the Parent Termination Fee:

              (i)  The amount payable to the Company in any tax year of the Company shall not exceed the lesser of (A) the Parent Termination Fee payable to the Company, and (B) the sum of (1) the maximum amount that can be paid to the Company without causing the Company to fail to meet the requirements of Sections 856(c)(2) and 856(c)(3) of the Code for the relevant tax year, determined as if the payment of such amount did not constitute income described in Sections 856(c)(2) or 856(c)(3) of the Code ("Qualifying Income") and the Company has $1,000,000 of income from unknown sources during such year which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in each case, as determined by the Company's independent accountants, plus (2) in the event that the Company received either (x) a letter from the Company's counsel indicating that the Company has received a ruling from the IRS as described below or (y) an opinion from the Company's outside counsel as described below, an amount equal to the excess of the Parent Termination Fee less the amount payable under clause (A) above.

             (ii)  To secure Parent's obligation to pay the amounts described in Section 8.3(h)(i), Parent shall deposit into escrow the amount in cash equal to the Parent Termination Fee with an escrow agent selected by Parent on such terms (subject to this Section 8.3) as shall be mutually and reasonably agreed upon by the Company, Parent and the escrow agent. The payment or deposit into escrow of the Parent Termination Fee pursuant to this Section 8.3 shall be made at the time Parent is obligated to pay the Parent Termination Fee. The escrow agent shall provide that the Parent Termination Fee in escrow or any portion thereof shall not be released to the Company unless the escrow agent receives any one or a combination of the following: (A) a letter from the Company's independent accountants indicating the maximum amount that can be paid by the escrow agent to the Company without causing the Company to fail to meet the requirements of Sections 856(c)(2) or 856(c)(3) of the Code determined as if the payment of such amount did not constitute Qualifying Income and the Company has $1,000,000 of income from unknown sources during such year which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in which case the escrow agent shall release such amount to the Company, or (B) a letter from the Company's counsel indicating that (1) the Company has received a ruling from the IRS holding that the receipt by the Company of the Parent Termination Fee should either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and 856(c)(3) of the Code or (2) the Company's outside counsel has rendered a legal opinion to the effect that the receipt by the Company of the Parent Termination Fee should either constitute Qualifying Income or should be excluded from gross income within the meaning of Sections 856(c)(2) and 856(c)(3) of the Code, in which case the escrow agent shall release the remainder of the Parent Termination Fee to the Company. Parent agrees to amend this Section 8.3(h) at the reasonable request of the Company in order to (a) maximize that portion of the Parent Termination Fee that may be distributed to the Company hereunder without causing the Company to fail to meet the requirements of Sections 856(c)(2) and 856(c)(3) of the Code or (b) assist the Company in obtaining a favorable ruling from the IRS or legal opinion from its outside counsel, in each case, as described in this Section 8.3(h)(ii). Any amount of the Parent Termination Fee that remains unpaid as of the end of a taxable year shall be paid as soon as possible during the following taxable year, subject to the foregoing limitation of this Section 8.3(h).

            (i)  In the event that the Company is required to pay the Company Termination Fee:

              (i)  The amount payable to Parent in any tax year of Parent shall not exceed the lesser of (A) the Company Termination Fee payable to Parent, and (B) the sum of (1) the maximum amount that can be paid to Parent without causing Parent to fail to meet the requirements of Sections 856(c)(2) and 856(c)(3) of the Code for the relevant tax year, determined as if the payment of such amount did not constitute Qualifying Income and Parent has $1,000,000 of income from unknown sources during such year which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in each case, as determined by Parent's independent accountants, plus (2) in the event that Parent received either (x) a letter from Parent's counsel indicating that Parent has received a ruling from the IRS as described below or (y) an opinion from Parent's outside counsel as described below, an amount equal to the excess of the Company Termination Fee less the amount payable under clause (A) above.

             (ii)  To secure the Company's obligation to pay the amounts described in Section 8.3(h)(i), the Company shall deposit into escrow the amount in cash equal to the Company Termination Fee with an escrow agent selected by the Company on such terms (subject to this Section 8.3) as shall be mutually and reasonably agreed upon by the Company, Parent and the escrow agent. The payment or deposit into escrow of the Company Termination Fee pursuant to this Section 8.3 shall be made at the time the Company is obligated to pay the Company Termination Fee. The escrow agent shall provide that the Company Termination Fee in escrow or any portion thereof shall not be released to Parent unless the escrow agent receives any one or a combination of the following: (A) a letter from Parent's independent accountants indicating the maximum amount that can be paid by the escrow agent to Parent without causing Parent to fail to meet the requirements of Sections 856(c)(2) or 856(c)(3) of the Code determined as if the payment of such amount did not constitute Qualifying Income and Parent has $1,000,000 of income from unknown sources during such year which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in which case the escrow agent shall release such amount to Parent, or (B) a letter from Parent's counsel indicating that (1) Parent has received a ruling from the IRS holding that the receipt by Parent of the Company Termination Fee should either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and 856(c)(3) of the Code or (2) Parent's outside counsel has rendered a legal opinion to the effect that the receipt by Parent of the Company Termination Fee should either constitute Qualifying Income or should be excluded from gross income within the meaning of Sections 856(c)(2) and 856(c)(3) of the Code, in which case the escrow agent shall release the remainder of the Company Termination Fee to Parent. The Company agrees to amend this Section 8.3(i) at the reasonable request of Parent in order to (a) maximize that portion of the Company Termination Fee that may be distributed to Parent hereunder without causing Parent to fail to meet the requirements of Sections 856(c)(2) and 856(c)(3) of the Code or (b) assist Parent in obtaining a favorable ruling from the IRS or legal opinion from its outside counsel, in each case, as described in this Section 8.3(i)(ii). Any amount of the Company Termination Fee that remains unpaid as of the end of a taxable year shall be paid as soon as possible during the following taxable year, subject to the foregoing limitation of this Section 8.3(i).

ARTICLE IX
GENERAL PROVISIONS

        9.1    Schedule Definitions.     All capitalized terms in the Company Disclosure Letter and the Parent Disclosure Letter shall have the meanings ascribed to them herein (including in Annex A) except as otherwise defined therein.

        9.2    Survival.     Except as otherwise provided in this Agreement, none of the representations, warranties, agreements and covenants contained in this Agreement will survive the Closing; provided, however, the agreements of the parties in Articles I, II, III and IX, and Sections 6.7(b) and 6.10 will survive the Closing. The Confidentiality Agreement shall (i) survive termination of this Agreement in accordance with its terms and (ii) terminate as of the Effective Time. The covenants to be performed prior to or at the Closing shall terminate at the Effective Time. This Section 9.2 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

        9.3    Notices.     All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by facsimile (but only upon confirmation of transmission by the transmitting equipment); (c) if transmitted by electronic mail ("e-mail") (but only if confirmation of receipt of such e-mail is requested and received); or (d) if transmitted by national overnight courier, in each case as addressed as follows:

    (i)    if to Parent or Merger Sub, to:

      Ready Capital Corporation
      1140 Avenue of the Americas, 7th Floor
      New York, NY 10036
      Attention: Frederick Herbst
      E-mail: rherbst@waterfallam.com
      Facsimile: 212-257-4699
      Telephone: 212-257-4600

    with a required copy to (which copy shall not constitute notice):

      Clifford Chance US LLP
      31 West 52nd Street
      New York, NY 10019
      Attention: Jay L. Bernstein
                         John A. Healy
      E-mail:       Jay.Bernstein@CliffordChance.com
                         John.Healy@CliffordChance.com

    (ii)   if to the Company, to:

      Owens Realty Mortgage, Inc.
      2221 Olympic Boulevard
      Walnut Creek, CA 94595
      Attention: Daniel J. Worley
      Telephone: (925) 280-5386
      E-mail: dworley@owensfinancial.com

    with a required copy to (which copy shall not constitute notice):

      Vinson & Elkins L.L.P.
      2200 Pennsylvania Avenue NW
      Suite 500 West
      Washington, D.C. 20037-1701
      Attention: S. Gregory Cope
                         Stephen M. Gill
      Facsimile: (202) 879-8916
      E-mail:       gcope@velaw.com
                        sgill@velaw.com

        9.4    Rules of Construction.

          (a)   Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted it is of no application and is hereby expressly waived.

          (b)   The inclusion of any information in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in the Company Disclosure Letter or Parent Disclosure Letter, as applicable, that such information is required to be listed in the Company Disclosure Letter or Parent Disclosure Letter, as applicable, that such items are material to the Company and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, as the case may be, or that such items have resulted in a Company Material Adverse Effect or a Parent Material Adverse Effect. The headings, if any, of the individual sections of each of the Parent Disclosure Letter and Company Disclosure Letter are inserted for convenience only and shall not be deemed to constitute a part thereof or a part of this Agreement. The Company Disclosure Letter and Parent Disclosure Letter are arranged in sections corresponding to the Sections of this Agreement merely for convenience, and the disclosure of an item in one section of the Company Disclosure Letter or Parent Disclosure Letter, as applicable, as an exception to a particular representation or warranty shall be deemed adequately disclosed as an exception with respect to all other representations or warranties to the extent that the relevance of such item to such representations or warranties is reasonably apparent from such item, notwithstanding the presence or absence of an appropriate section of the Company Disclosure Letter or Parent Disclosure Letter with respect to such other representations or warranties or an appropriate cross reference thereto.

          (c)   The specification of any dollar amount in the representations and warranties or otherwise in this Agreement or in the Company Disclosure Letter or Parent Disclosure Letter is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

          (d)   All references in this Agreement to Annexes, Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Annexes, Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words "this Agreement," "herein," "hereby," "hereunder" and "hereof" and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Section," "this subsection" and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word "including" (in its various forms) means "including, without limitation." Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms. Unless the context otherwise requires, all references to a specific time shall refer to New York, New York time.

          (e)   In this Agreement, except as the context may otherwise require, references to: (i) any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof and, if applicable, by the terms of this Agreement); (ii) any Governmental Entity include any successor to that Governmental Entity; (iii) any applicable Law refers to such applicable Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any section of any applicable Law or other law include any successor to such section; and (iv) "days" mean calendar days.

        9.5    Counterparts.     This Agreement may be executed in two or more counterparts, including via facsimile or email in "portable document format" (".pdf") form transmission, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in pdf format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

        9.6    Entire Agreement; Third-Party Beneficiaries.

          (a)   This Agreement (together with the Confidentiality Agreement, the other Transaction Agreements and any other documents and instruments executed pursuant hereto)

  constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          (b)   Except for the provisions of Article III (including, for the avoidance of doubt, the rights of the former holders of Company Common Stock to receive the applicable Merger Consideration) and Sections 2.6 and 6.10 (which from and after the Effective Time are intended for the benefit of, and shall be enforceable by, the Persons referred to therein and by their respective heirs and representatives), nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        9.7    Governing Law; Venue; Waiver of Jury Trial.

          (a)   THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

          (b)   THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE CIRCUIT COURTS OF BALTIMORE CITY, MARYLAND AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF MARYLAND ANY APPELLATE COURTS THEREOF (COLLECTIVELY, THE "MARYLAND COURTS") IN ANY ACTION OR PROCEEDING THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THE MARYLAND COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH COURTS. IN ANY SUCH JUDICIAL PROCEEDING, EACH OF THE PARTIES FURTHER CONSENTS TO THE ASSIGNMENT OF ANY PROCEEDING IN THE CIRCUIT COURT FOR BALTIMORE CITY, MARYLAND TO THE BUSINESS AND TECHNOLOGY CASE MANAGEMENT PROGRAM PURSUANT TO MARYLAND RULE 16-205 (OR ANY SUCCESSOR THEREOF). THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH MARYLAND COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

          (c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.7.

        9.8    No Remedy in Certain Circumstances.     Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby, unless the foregoing inconsistent action or the failure to take an action constitutes a material breach of this Agreement or makes this Agreement impossible to perform, in which case this Agreement shall terminate.

        9.9    Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Any purported assignment in violation of this Section 9.9 shall be void.

        9.10    Affiliate Liability.

          (a)   Each of the following is herein referred to as a "Company Affiliate": (i) any direct or indirect holder of equity interests or securities in the Company (whether limited or general partners, members, stockholders or otherwise), and (ii) any director, officer, employee, representative or agent of (x) the Company or (y) any Person who controls the Company. To the fullest extent permitted by applicable Law, no Company Affiliate shall have any liability or obligation to Parent or Merger Sub of any nature whatsoever in connection with or under this Agreement or the Transactions, and Parent and Merger Sub hereby waive and release all claims of any such liability and obligation.

          (b)   Each of the following is herein referred to as a "Parent Affiliate": (i) any direct or indirect holder of equity interests, or securities, in Parent or Parent's external manager (whether limited or general partners, members, stockholders or otherwise) and (ii) any director, officer, employee, manager, representative or agent of (x) Parent, (y) Parent's external manager or

  (z) any Person who controls Parent or Parent's external manager. To the fullest extent permitted by applicable Law, no Parent Affiliate shall have any liability or obligation to the Company or any of its stockholders of any nature whatsoever in connection with or under this Agreement or the Transactions, and the Company (for itself and its stockholders) waives and releases all claims of any such liability or obligation.

        9.11    Remedies; Specific Performance.

          (a)   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

          (b)   The parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the parties. Prior to the termination of this Agreement pursuant to Section 8.1, it is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 9.11, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at law or in equity.

          (c)   This parties' rights in this Section 9.11 are an integral part of the Transactions and each party accordingly agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement all in accordance with the terms of this Section 9.11. Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.11, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. If prior to the End Date, any party hereto brings an action to enforce specifically the performance of the terms and provisions hereof by any other party, the End Date shall automatically be extended by such other time period established by the court presiding over such action.

        9.12    Severability.     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Merger is fulfilled to the extent possible.

        9.13    Amendment.     This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors at any time before or after adoption of this

Agreement by the Company Stockholders, but, after any such adoption, no amendment shall be made which by law would require the further approval by such stockholders without first obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

        9.14    Extension; Waiver.     At any time prior to the Effective Time, either the Company, on the one hand, and Parent and Merger Sub, on the other hand, may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or acts of the other party hereunder; (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; and (c) waive compliance with any of the agreements or conditions of the other party contained herein. Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party.

[Signature Pages Follow]

        IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

READY CAPITAL CORPORATION
By:	/s/ FREDERICK C. HERBST
	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer
READYCAP MERGER SUB, LLC
By: READY CAPITAL CORPORATION, its sole member
By:	/s/ FREDERICK C. HERBST
	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer

SIGNATURE PAGE
AGREEMENT AND PLAN OF MERGER

OWENS REALTY MORTGAGE, INC.
By:	/s/ BRYAN H. DRAPER
	Name:	Bryan H. Draper
	Title:	President and Chief Executive Officer

SIGNATURE PAGE
AGREEMENT AND PLAN OF MERGER

ANNEX A

Certain Definitions

        "Affiliate" and "Affiliates" means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise.

        "Alternative Proposal" means any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions involving any merger, amalgamation, share exchange, recapitalization, consolidation, acquisition or business combination involving Parent and/or any of its Subsidiaries, and any Person, in which the consideration paid by Parent or its Subsidiaries was cash, voting stock of Parent or other consideration valued at $150,000,000 or more.

        "beneficial ownership," including the correlative term "beneficially owning," has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

        "Business Day" means a day other than a day on which banks in the State of New York or the State of Maryland are authorized or obligated to be closed.

        "Calculating Party" means (i) Parent, with respect to the Parent Book Value Per Share, and (ii) the Company, with respect to the Company Book Value Per Share.

        "Company Adjustment Ratio" means the quotient of (a) the Company Book Value Per Share on the Determination Date divided by (b) $22.54.

        "Company Book Value Per Share" means, as of any date, the Company's consolidated common stockholders' equity on that date divided by the sum of (i) the number of shares of Company Common Stock issued and outstanding on that date, plus (ii) the number of shares of Company Common Stock issuable on the exercise of options, warrants and other similar rights, in each case as determined in accordance with GAAP applied in a manner consistent with the principles, policies and methodologies used in the preparation of the Company's audited financial statements, after (i) giving pro forma effect to the Company Additional Dividend Amount and any other dividend or distribution on the shares of Company Common Stock for which the record date will be before the Effective Time, and (ii) deducting from stockholders' equity the amount of all net gains (if any) realized on any sale after September 30, 2018 of assets previously held by the Company or its Subsidiaries as "real estate owned" or "REO," such calculation of Company Book Value Per Share being certified by the Company's chief executive officer and chief financial officer; provided, however, that Company Book Value Per Share shall be increased by the aggregate amount of Company Transaction Expenses, up to $4,500,000, accrued or paid prior to or as of the Determination Date to the extent such Company Transaction Expenses were taken into account as a reduction in the Company's total consolidated common stockholders' equity referred to above. An example calculation is set forth in Schedule 1.1(a) of the Company Disclosure Letter.

        "Company Capital Stock" means the Company Common Stock and Company Preferred Stock.

        "Company Competing Proposal" means any proposal, inquiry, offer or indication of interest relating to any transaction or series of related transactions (other than transactions with

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Parent or any of its Subsidiaries) involving: (a) any acquisition or purchase by any Person or group, directly or indirectly, of more than 25% of any class of outstanding voting or equity securities of the Company, or any tender offer or exchange offer that, if consummated, would result in any Person or group beneficially owning more than 25% of any class of outstanding voting or equity securities of the Company; (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company and a Person or group pursuant to which the Company Stockholders immediately preceding such transaction hold less than 75% of the equity interests in the surviving or resulting entity of such transaction; or (c) any sale, lease (other than in the ordinary course of business), exchange, transfer or other disposition to a Person or group of more than 25% of the consolidated assets of the Company and its Subsidiaries (measured by the fair market value thereof).

        "Company Expenses" means $1,000,000.

        "Company Intellectual Property" means the Intellectual Property used in the operation of the business of each of the Company and its Subsidiaries as presently conducted.

        "Company Manager" means Owens Financial Group, Inc., a California corporation.

        "Company Stockholder Approval" means the approval of the Merger and the other Transactions by the affirmative vote of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast on the Merger, obtained in accordance with the MGCL and the Organizational Documents of the Company.

        "Company Superior Proposal" means a bona fide Company Competing Proposal (with references to 25% being deemed replaced with references to 50% and references to 75% being deemed to be replaced with references to 50%) by a third-party, which the Company Board or any committee thereof determines, after consultation with the Company's outside legal and financial advisors and after taking into account relevant legal, financial, regulatory, estimated timing of consummation and other aspects of such proposal and the Person or group making such proposal, would, if consummated in accordance with its terms, result in a transaction more favorable to the Company Stockholders than the Transactions.

        "Company Termination Fee" means $8,000,000.

        "Company Transaction Expenses" means the cumulative fees and expenses incurred in connection with the Transactions for services rendered to the Company for the Company's financial and legal advisers, financial printer, transfer agent and virtual data room provider.

        "Consent" and "Consents" means any approval, consent, ratification, clearance, permission, waiver, or authorization.

        "control" and "controls" and its correlative terms, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Determination Date" means the last day of the month immediately preceding the month in which the conditions set forth in Article VII are reasonably expected to be satisfied (other than

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the conditions set forth in Section 7.1(a), and those conditions that by their nature are to be satisfied or waived at the Closing), or such other date as may be mutually agreed by the parties in their respective sole discretions.

        "Employee Benefit Plan" and "Employee Benefit Plans" of any Person means any "employee benefit plan(s)" (within the meaning of Section 3(3) of ERISA, regardless of whether such plan is subject to ERISA), and any personnel policy (oral or written), equity option, restricted equity, equity purchase plan, equity compensation plan, phantom equity or appreciation rights plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation or holiday pay policy, retention or severance pay plan, policy or agreement, deferred compensation agreement or arrangement, change in control, hospitalization or other medical, dental, vision, accident, disability, life or other insurance, executive compensation or supplemental income arrangement, consulting agreement, employment agreement, and any other employee benefit plan, agreement, arrangement, program, practice, or understanding for any present or former director, employee or contractor of the Person.

        "ERISA" means the Employee Retirement Income Security Act of 1974.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

        "Governmental Entity" and "Governmental Entities" means any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

        "group" has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

        "Indebtedness" of any Person means, without duplication: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) obligations of such Person to pay the deferred purchase or acquisition price for any property or services of such Person or as the deferred purchase price of a business or assets; (d) all obligations under conditional sale or other title retention agreements, or incurred as financing, in either case with respect to property acquired by such Person; (e) obligations in respect of repurchase agreements, "dollar roll" transactions and similar financing arrangements; (f) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (g) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; (h) all obligations, contingent or otherwise, of such Person as an account party in respect of financial guaranties, letters of credit, letters of guaranty, surety bonds and other similar instruments, (i) all securitization transactions, and (j) all obligations, contingent or otherwise, in respect of bankers' acceptances; and (k) indebtedness of others as described in clauses (a) through (j) above guaranteed by such Person; but Indebtedness does not include accounts payable to trade creditors, or accrued expenses arising in the ordinary course of business consistent with past practice, in each case, that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the ordinary course of business.

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        "Intellectual Property" means any and all proprietary and intellectual property rights, under the applicable Law of any jurisdiction or rights under international treaties, both statutory and common law rights, including: (a) patents and applications for same, and extensions, divisions, continuations, continuations-in-part, reexaminations, and reissues thereof; (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and other identifiers of source, and registrations and applications for registrations thereof (including all goodwill associated with the foregoing); (c) copyrightable works and copyrights; and (d) trade secrets, know-how, and rights in confidential information, including designs, formulations, concepts, compilations of information, methods, techniques, procedures, and processes, whether or not patentable.

        "IRS" means the U.S. Internal Revenue Service.

        "knowledge" means the actual knowledge of, (a) in the case of the Company, the individuals listed in Schedule 1.1 of the Company Disclosure Letter and (b) in the case of Parent, the individuals listed in Schedule 1.1 of the Parent Disclosure Letter.

        "Law" and "Laws" means any law, rule, regulation, ordinance, code, judgment, order, treaty, convention, governmental directive or other legally enforceable requirement, U.S. or non-U.S., of any Governmental Entity, including common law.

        "Lien" and "Liens" means any lien, pledge, hypothecation, mortgage, deed of trust, security interest, conditional or installment sale agreement, encumbrance, option, right of first refusal, easement, right of way, encroachment, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset), whether voluntarily incurred or arising by operation of Law.

        "Management Agreement" means the management agreement between the Company and the Company Manager, dated as of May 20, 2013, and amendments thereto, as amended by the Termination Amendment.

        "Material Adverse Effect" means, when used with respect to any Person, any fact, circumstance, occurrence, state of fact, effect, change, event or development that, individually or in the aggregate, materially adversely affects (a) the financial condition, business, assets, properties or results of operations of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person and its Subsidiaries to consummate the Transactions; provided, however, that for purposes of clause (a) none of the following shall be taken into account in determining whether a "Material Adverse Effect" has occurred or may, would or could occur: (i) general economic conditions (or changes in such conditions) or conditions in the global economy generally; (ii) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets, including (A) changes in interest rates and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market; (iii) conditions (or changes in such conditions) in any industry or industries in which the Person operates (including changes in general market rates and prices, changes in commercial lending rates or borrowing rates, changes in real estate values in the markets in which

A-a-4

the Person owns an interest in properties, and regulatory changes affecting the industry); (iv) political conditions (or changes in such conditions) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism); (v) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, other natural disasters or other weather conditions; (vi) the announcement of this Agreement or the pendency or consummation of the transactions contemplated hereby, (vii) any actions taken or failure to take action, in each case, at the written request of another party to this Agreement; (viii) compliance with the terms of, or the taking of any action expressly permitted or required by, this Agreement, including Annex B; (ix) the failure to take any action prohibited by this Agreement; (x) changes in Law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing; (xi) any changes in such Person's stock price, dividends or the trading volume of such Person's stock, or any failure by such Person to meet any analysts' estimates or expectations of such Person's revenue, earnings or other financial performance or results of operations for any period, or any failure by such Person or any of its Subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such changes or failures may constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect); or (xii) any Proceedings made or brought by any of the current or former stockholders of such Person (on their own behalf or on behalf of such Person) against the Company, Parent, Merger Sub or any of their directors or officers, arising out of the Merger or in connection with any other transactions contemplated by this Agreement; except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i) through (v) disproportionately adversely affect such Person and its Subsidiaries, taken as a whole, as compared to other Persons that conduct business in the regions in the world and in the industries in which such Person and its Subsidiaries conduct business (in which case, the incremental adverse effects (if any) shall be taken into account when determining whether a "Material Adverse Effect" has occurred or may, would or could occur solely to the extent they are disproportionate).

        "Minimum Distribution Dividend" means such amount, if any, with respect to any taxable year of the Company ending on or prior to the Closing Date, which is required to be paid by the Company prior to the Effective Time to (a) satisfy the distribution requirements set forth in Section 857(a) of the Code and (b) avoid, to the extent possible, the imposition of income tax under Section 857(b) of the Code and the imposition of excise tax under Section 4981 of the Code.

        "NYSE" means the New York Stock Exchange.

        "NYSE American" means the NYSE American Exchange.

        "Organizational Documents" means (a) with respect to a corporation, the charter, articles, articles supplementary or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

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        "other party" and "other parties" means (a) when used with respect to the Company, Parent and Merger Sub and (b) when used with respect to Parent or Merger Sub, the Company.

        "Parent Adjustment Ratio" means the quotient of (a) $17.14 divided by (b) the Parent Book Value Per Share on the Determination Date.

        "Parent Book Value Per Share" means, as of any date, Parent's consolidated common stockholders' equity on that date divided by the sum of (i) the number of shares of Parent Common Stock issued and outstanding on that date, plus (ii) the number of shares of Parent Common Stock issuable on the exercise of options, warrants and other similar rights, in each case as determined in accordance with GAAP applied in a manner consistent with the principles, policies and methodologies used in the preparation of Parent's audited financial statements, after giving pro forma effect to any dividend or distribution on the shares of Parent Common Stock for which the record date will be before the Effective Time, such calculation of Parent Book Value Per Share being certified by Parent's chief executive officer and chief financial officer; provided, however, that Parent Book Value Per Share shall be increased by the aggregate amount of Parent Transaction Expenses, up to $4,500,000, accrued or paid prior to or as of the Determination Date to the extent such Parent Transaction Expenses were taken into account as a reduction in Parent's total consolidated common stockholders' equity referred to above. An example calculation is set forth in Schedule 1.1(b) of the Parent Disclosure Letter.

        "Parent Capital Stock" means Parent Common Stock and Parent Preferred Stock.

        "Parent Competing Proposal" means any proposal, inquiry, offer or indication of interest relating to any transaction or series of related transactions (other than transactions with the Company or any of its Subsidiaries) involving: (a) any acquisition or purchase by any Person or group, directly or indirectly, of more than 25% of any class of outstanding voting or equity securities of Parent, or any tender offer or exchange offer that, if consummated, would result in any Person or group beneficially owning more than 25% of any class of outstanding voting or equity securities of Parent; (b) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving Parent and a Person or group pursuant to which the stockholders of Parent immediately preceding such transaction hold less than 75% of the equity interests in the surviving or resulting entity of such transaction; or (c) any sale, lease (other than in the ordinary course of business), exchange, transfer or other disposition to a Person or group of more than 25% of the consolidated assets of Parent and its Subsidiaries (measured by the fair market value thereof).

        "Parent Expenses" means $1,000,000.

        "Parent Preferred Stock" means the preferred stock of Parent, par value $0.0001 per share.

        "Parent Stockholder Approval" means the approval of the Parent Common Stock Issuance by the affirmative vote of a majority of the votes cast on the matter at the Parent Stockholders Meeting, obtained in accordance with the rules and regulations of the NYSE and the Organizational Documents of Parent.

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        "Parent Stockholders Meeting" means a meeting of the stockholders of Parent to consider the approval of the Parent Common Stock Issuance, including any postponement, adjournment or recess thereof.

        "Parent Superior Proposal" means a bona fide Parent Competing Proposal (with references to 25% being deemed replaced with references to 50% and references to 75% being deemed to be replaced with references to 50%) by a third-party, which the Parent Board or any committee thereof determines, after consultation with the Parent's outside legal and financial advisors and after taking into account relevant legal, financial, regulatory, estimated timing of consummation and other aspects of such proposal and the Person or group making such proposal, would, if consummated in accordance with its terms, result in a transaction more favorable to Parent's stockholders than the Transactions.

        "Parent Termination Fee" means $10,000,000.

        "Parent Transaction Expenses" means the cumulative fees and expenses incurred in connection with the Transactions for services rendered to Parent for Parent's financial and legal advisers, financial printer, transfer agent and virtual data room provider.

        "party" or "parties" means a party or the parties to this Agreement, except as the context may otherwise require.

        "Permitted Liens" means any Liens (i) for Taxes or governmental assessments, charges or claims of payment not yet delinquent or that is being contested in good faith by appropriate proceedings, (ii) relating to any Indebtedness incurred in the ordinary course of business consistent with past practice; (iii) which is a carriers', warehousemen's, mechanics', materialmen's, repairmen's or other similar Liens arising by operation of Law in the ordinary course of business for amounts not yet delinquent, (iv) which is not material in amount and would not reasonably be expected to materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries as currently conducted or materially impair the use, occupancy, value or marketability of the applicable property, (v) which is a statutory or common law Liens or encumbrance to secure landlords, lessors or renters under leases or rental agreements, and (vi) which is imposed on the underlying fee interest in real property subject to a company lease.

        "Person" and "Persons" means any individual, corporation, partnership, limited partnership, limited liability company, group (including a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or other entity or organization (including any Governmental Entity or a political subdivision, agency or instrumentality of a Governmental Entity).

        "Proceeding" and "Proceedings" means any actual or threatened claim (including a claim of a violation of applicable Law), action, audit, demand, suit, proceeding, investigation or other proceeding at law or in equity or order or ruling, in each case whether civil, criminal, administrative, investigative or otherwise and whether or not such claim, action, audit, demand, suit, proceeding, investigation or other proceeding or order or ruling results in a formal civil or criminal litigation or regulatory action.

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        "Receiving Party" means (i) the Company, with respect to the Parent Book Value Per Share, and (ii) Parent, with respect to the Company Book Value Per Share.

        "Representative" and "Representatives" means, with respect to any Person, the officers, directors, employees, accountants, consultants, agents, legal counsel, financial advisors and other representatives of such Person.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Subsidiaries" and "Subsidiary" means, with respect to a Person, any Person, whether incorporated or unincorporated, of which (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest, is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries.

        "Takeover Law" and "Takeover Laws" means any "fair price," "moratorium," "control share acquisition," "business combination" or any other takeover or anti-takeover statute or similar statute enacted under applicable Law.

        "Tax" or "Taxes" means any and all U.S. federal, state, local and non-U.S. taxes, assessments, levies, duties, tariffs, imposts and other similar charges and fees imposed by any Governmental Entity, including, income, franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, value-added, occupation, environmental, disability, real property, personal property, unclaimed property, registration, alternative or add-on minimum or estimated tax, including any interest, penalty, additions to tax or additional amounts imposed with respect thereto, whether disputed or not.

        "Tax Return" and "Tax Returns" means any return, report, certificate, claim for refund, election, estimated tax filing or declaration filed or required to be filed with any Taxing Authority, including any schedule or attachment thereto, and including any amendments thereof.

        "Taxing Authority" means any Governmental Entity having jurisdiction in matters relating to Tax matters.

        "Transaction Agreements" means this Agreement and each other agreement to be executed and delivered in connection herewith and therewith.

        "Transfer Taxes" means any transfer, sales, use, stamp, registration or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar taxes arising from the Transactions.

A-a-8

        "Voting Debt" of a Person means bonds, debentures, notes or other Indebtedness having the right to vote (or convertible into securities having the right to vote) on any matters on which stockholders of such Person may vote.

        "Willful and Material Breach" shall mean a material breach that is a consequence of an act or failure to take an act by the breaching party with the knowledge that the taking of such act (or the failure to take such act) may constitute a breach of this Agreement.

A-a-9

ANNEX B
Additional Operating Requirements

Servicing Portfolio Assets

        In the event there is a Material Action associated with an existing portfolio asset or a newly originated asset, the Company shall provide Parent with a written report describing in reasonable detail (i) the background and circumstances relating to the Material Action and (ii) the proposed course of action recommended by the Company (each such written report, a "Material Action Plan"). Each Material Action Plan shall be submitted to Parent, by email to an email address provided by Parent to the Company at least 2 Business Days prior to the Company authorizing the related Material Action ("Designated Email").

        Following receipt of a Material Action Plan, if Parent does not object to the action recommended by the Company in such Material Action Plan or does not request any supplemental information in connection with the related Material Action within 1 Business Day of receiving such Material Action Plan, the Company may proceed with the proposed course of action included in the related Material Action Plan. In the event the Company obtains different or supplemental information regarding a Material Action, or makes any changes to the proposed course of action included in a Material Action Plan, the Company shall submit to Parent, by Designated Email, an updated Material Action Plan at least 1 Business Day prior to the Company authorizing the related Material Action.

        Following receipt of a Material Action Plan, if (i) the Material Action Plan is lacking sufficient information to make an informed decision as notified by Parent and the Company has not submitted an updated Material Action Plan or (ii) Parent decides that the action should be elevated to Gil Nathan, one of the Company's board members (the "Approving Member"), for review, then Parent shall promptly notify the Company as such and the Company shall not take any action until the Approving Member has reviewed the plan and made a final determination. The Approving Member shall review the related Material Action Plan and, following receipt of any supplemental information requested by the Approving Member, make a determination of what action is recommended by the Approving Member. The Approving Member shall provide a final written decision to the Company within 48 hours following receipt of all requested materials. Such final decision shall be binding on the Company.

        In addition to submitting Material Action Plans for all Material Actions involving portfolio assets and newly originated assets, the Company shall notify Parent of any action that is not a Material Action that has been authorized, or is proposed to be taken, within 2 Business Days after the Company has knowledge of the event giving rise to such action or decision.

A-b-1

New Originations

        Subject to compliance with the notification and approval procedures set forth in this Annex B, the Company may originate new loans that are in strict compliance with the Company's existing published loan origination criteria "Lending Program Parameters" (included in Exhibit A below). Any exceptions or deviations from such criteria must be approved in advance by Parent. The Company shall submit to Parent, by Designated Email, an asset summary report in the form provided by Parent for any new loan at least 2 Business Days prior to issuing a loan commitment, or equivalent binding communication to a Borrower (as defined below).

        For purposes of this Annex B, a "Material Action" means:

        (a)   any modification of, consent to a modification of, or waiver with respect to, a mortgage loan that would result in the extension of the maturity date or extended maturity date thereof, a reduction in the interest rate borne thereby or the monthly debt service payment or prepayment, if any, payable thereon or a deferral or a forgiveness of interest on or principal of a mortgage loan, any change in the principal balance of a mortgage loan, any release of the Company or any of its Subsidiaries (each a "Borrower") or any guarantor from liability with respect to a mortgage loan (except upon full prepayment thereof), a modification, consent to a modification, or waiver of any other monetary term of a mortgage loan relating to the timing or amount of any payment of principal or interest (other than default interest or interest whereby the lender is holding interest payments in a funded or unfunded reserve) or any other material sums due and payable under a mortgage loan or underlying loan documents or a modification, consent to a modification, or waiver of any provision of a mortgage loan that (i) restricts a Borrower or its equity owners from incurring additional indebtedness, (ii) waives any breach of a material representation, (iii) waives any breach of any material provision of a related guaranty delivered by a guarantor of the obligations of a Borrower on a mortgage loan, or (iv) waives any default or event of default due to the bankruptcy or insolvency of a Borrower or any guarantor of the obligations of a Borrower on a mortgage loan;

        (b)   any proposed or actual foreclosure upon or comparable conversion (which may include acquisition of an REO asset or property) of the ownership of a mortgaged property or any acquisition of a mortgaged property by deed-in-lieu of foreclosure;

        (c)   any sale of a mortgaged property or any material portion thereof or, except as specifically permitted in the related loan documents, the transfer of any direct or indirect interest in a Borrower or guarantor of a mortgage loan;

        (d)   following a default or an event of default with respect to a mortgage loan, any exercise of remedies, including the acceleration of a mortgage loan or initiation of any proceedings, judicial or otherwise, under the related loan documents;

        (e)   in the event that a mortgage loan becomes a defaulted mortgage loan or an REO asset or property, any sale of such defaulted mortgage loan or REO asset or property;

A-b-2

        (f)    any determination or action to bring a mortgaged property or REO asset or property into compliance with applicable environmental laws or to otherwise address hazardous materials located at a mortgaged property or REO asset or property;

        (g)   any substitution or release of collateral for a mortgage loan or any consent to either of the foregoing (other than in accordance with the terms of, or upon satisfaction of conditions under, the related loan documents or with respect a partial or full condemnation unless such condemnation would materially and adversely affect the value of the collateral);

        (h)   any acceptance or rejection of an assumption agreement releasing a Borrower from liability under a mortgage loan, other than as may be effected (A) pursuant to the specific terms of a mortgage loan and (B) for which there is no material lender discretion;

        (i)    any waiver of or determination not to enforce a "due-on-sale" or "due-on-encumbrance" clause, other than (A) any such waiver or determination as may be effected without the consent of the lender under the related loan documents or (B) in connection with any easement, right of way or other similar agreement unless any such action would materially and adversely affect the value of the collateral;

        (j)    any change to or waiver of any of the insurance requirements in the loan documents;

        (k)   any consent to incurrence of additional debt by a Borrower or mezzanine debt by a direct or indirect parent of a Borrower, to the extent such incurrence requires the consent of the lender under the related loan documents;

        (l)    any franchise changes or franchise taxes not pre-contemplated in the loan documents (i.e. franchise extensions upon completion of a renovation) with respect to a mortgage loan for which the lender is required to consent or approve such changes under the related loan documents;

        (m)  any modification, amendment, consent to a modification or waiver of any material term of any intercreditor, co-lender or similar agreement with any mezzanine lender, or subordinate debt holder (except any modification, amendment, consent to a modification or waiver of any term of any intercreditor, co-lender or similar agreement with any mezzanine lender or subordinate debt holder to split or resize notes consistent with the terms of such intercreditor, co-lender or similar agreement), or any action to enforce rights (or decision not to enforce rights) with respect thereto;

        (n)   determining whether to cure any default by a Borrower under a ground lease or permit any ground lease modification, waiver, amendment or subordination, non-disturbance and attornment agreement or entry into a new ground lease;

        (o)   approval of any waiver regarding the receipt of financial statements (other than immaterial timing waivers including late financial statements which in no event relieve any Borrower of the obligation to provide financial statements on at least a quarterly basis) following three (3) consecutive late deliveries of financial statements;

A-b-3

        (p)   any approval of or consent to a grant of an easement or right of way that materially affects the use or value of a mortgaged property or a Borrower's ability to make payments with respect to the related mortgage loan or subordination of the lien of a mortgage loan to such easement or right of way;

        (q)   any determination of a default under the related loan documents arising by reason of (i) any failure on the part of the related Borrower to maintain with respect to the related mortgaged property specific insurance coverage with respect to, or an all-risk casualty insurance policy that does not specifically exclude, terrorist or similar acts, and/or (ii) any failure on the part of the related Borrower to maintain with respect to the related mortgaged property insurance coverage with respect to damages or casualties caused by terrorist or similar acts upon terms not materially less favorable than those in place as of the Closing Date;

        (r)   release of any material amounts from any escrow accounts, reserve funds or letters of credit, in each case, held as performance escrows or reserves, other than those required pursuant to the specific terms of the related mortgage loan documents and for which there is no lender discretion;

        (s)   any modification, waiver, consent or amendment of the related mortgage loan contemplating (i) a modification of the type of defeasance collateral permitted under the related loan documents or (ii) a modification that would permit a principal prepayment instead of defeasance if the related loan documents do not otherwise permit such principal prepayment;

        (t)    other than with respect to a ground lease, any modification, wavier or amendment of any lease, the execution of a new lease or the granting of a subordination, non-disturbance and attornment agreement in connection with any lease at a mortgaged property or REO asset or property, if the lease affects an area greater than or equal to 10% of the net rentable area (in each case, determined in the aggregate if any mortgage loan is comprised of multiple mortgaged properties or REO assets or properties) of the improvements at the related mortgaged property;

        (u)   any consent to a change in the property manager with respect to a mortgage loan, to the extent lender approval is required under the related loan documents;

        (v)   any change to an existing business plan with respect to an REO asset or property; and/or

        (w)  the origination of any new loan by the Company.

A-b-4

Exhibit A: Lending Program Parameters

Loan Size	$1 million - $20 million
Loan Term	1 to 3 years
Rates	Starting as low as 6.75%
Loan Fees	Varies depending on length of term
Collateral	First Deed of Trust
Secondary Collateral	Other real estate collateral may be pledged for credit enhancement
Geography	Texas and West (along with select Eastern States)
Property Types	Apartments, Industrial, Office, Retail, Self Storage, Mobile Home Parks, Mixed Use, R&D and Hotels/Motels flagged by a national hospitality brand.
Loan to Value / Loan to Cost	Up to 75% LTV / 80% LTC
Debt Service Requirements	DSCR below 1.0 will be considered
Amortization	Interest Only
Prepayment	Typically no Prepayment Penalty
Recourse	Non-Recourse available
Reserves & Holdbacks	Debt Service, Construction Costs, Tenant Improvements

A-b-5

ANNEX C

Additional Access and Reporting Requirements

Ongoing Monitoring Requirements

        The Company shall provide Parent with the following information, access to personnel or reports in connection with Parent's monitoring of mortgage loans and REO assets and property:

  i.
  On-site access within normal business hours to the Company's offices and other premises with reasonable advance notice by Parent for Parent's employees, affiliates, representatives and third-parties engaged to support the transaction.

  ii.
  Delivery by the Company to Parent of monthly servicing data in a mutually agreed upon format of the preceding month's activity by no later than 10 Business Days following the last day of the preceding month.

  iii.
  Monthly call with the Company's loan servicing group to review activity as reasonably requested by Parent.

  iv.
  Delivery by the Company to Parent of weekly new loan pipeline reports to be distributed once a week from the date hereof to the closing date.

  v.
  Bi-weekly new loan pipeline meeting with the applicable representatives of the Company and Parent.

  vi.
  Meetings between the Company's loan servicing group and Parent to address on-going asset level discussions and data needs as reasonably requested by Parent.

  vii.
  Such other monitoring, meetings, reports, access or other information as reasonably requested by Parent from time to time.

A-c-1

ANNEX B:

OPINION OF READY CAPITAL'S FINANCIAL ADVISOR, KEEFE, BRUYETTE & WOODS, INC.

Annex B

November 7, 2018

The Board of Directors
Ready Capital Corporation
1140 Avenue of the Americas
7th Floor
New York, NY 10036

Members of the Board:

        You have requested the opinion of Keefe, Bruyette & Woods, Inc. ("KBW" or "we") as investment bankers as to the fairness, from a financial point of view, to Ready Capital Corporation ("Ready Capital") of the Exchange Ratio (as defined below) in the proposed merger (the "Merger") of Owens Realty Mortgage, Inc. ("Owens") with and into ReadyCap Merger Sub, LLC, a wholly-owned subsidiary of Ready Capital ("Merger Sub"), pursuant to the Agreement and Plan of Merger (the "Agreement") to be entered into by and among Ready Capital, Merger Sub and Owens. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of Ready Capital, Merger Sub, Owens, or any holder of the securities thereof, each share of common stock, par value $0.01 per share, of Owens ("Owens Common Stock") issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares (as defined in the Agreement)), shall be converted into the right to receive 1.441 shares of common stock, par value $0.0001 per share, of Ready Capital ("Ready Capital Common Stock"), subject to adjustment as set forth in the Agreement (as to which adjustment we express no opinion). The ratio of 1.441 shares of Ready Capital Common Stock for one share of Owens Common Stock is referred to herein as the "Exchange Ratio." The terms and conditions of the Merger are more fully set forth in the Agreement.

        KBW has acted as financial advisor to Ready Capital and not as an advisor to or agent of any other person. As part of our investment banking business, we are regularly engaged in the valuation of specialty finance company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. Further to certain existing sales and trading relationships of certain KBW broker-dealer affiliates with Waterfall Asset Management (the "Manager"), and otherwise in the ordinary course of KBW and its affiliates' broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, Ready Capital, the Manager and Owens. In addition, as a market maker in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of Ready Capital or Owens for its and their own respective accounts and for the accounts of its and their respective customers and clients. We have acted exclusively for the board of directors of Ready Capital (the "Board") in rendering this opinion and will receive a fee from Ready Capital for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, Ready Capital has agreed to indemnify us for certain liabilities arising out of our engagement.

        In addition to the present engagement, in the past two years KBW has provided investment banking and financial advisory services to Ready Capital for which compensation has been received. KBW acted as a book-running manager in connection with a convertible notes offering by Ready Capital in 2017 and multiple senior secured notes offerings by a subsidiary of Ready Capital in 2017 and 2018. In addition, KBW is acting as a sales agent in connection with Ready Capital's current "at-the-market offering" of Ready Capital common stock. In the past two years, KBW has not provided investment banking and financial advisory services to Owens. We may in the future provide investment banking and financial advisory services to Ready Capital, the Manager or Owens and receive compensation for such services.

        In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Ready Capital and Owens and bearing upon the Merger, including among other things, the following: (i) a draft of the Agreement dated November 6, 2018 (the most recent draft made available to us); (ii) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2017 of Ready Capital; (iii) the unaudited quarterly financial statements and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018 of Ready Capital; (iv) certain draft and unaudited quarterly financial results for the quarter ended September 30, 2018 of Ready Capital (provided by Ready Capital); (v) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2017 of Owens; (vi) the unaudited quarterly financial statements and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018 of Owens; (vii) certain draft and unaudited quarterly financial results for the quarter ended September 30, 2018 of Owens (provided by Owens); (viii) certain other interim reports and other communications of Ready Capital and Owens to their respective shareholders; and (ix) other financial information concerning the respective businesses and operations of Ready Capital and Owens furnished to us by Ready Capital and Owens or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of Ready Capital and Owens; (ii) the assets and liabilities of Ready Capital and Owens; (iii) the nature and terms of certain other merger transactions and business combinations in the specialty finance industry; (iv) a comparison of certain financial and stock market information of Ready Capital and Owens with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of Owens for calendar years 2018 through 2021 that were prepared by Owens management, provided to us and discussed with us by such management, and used and relied upon by us based on such discussions at the direction of Ready Capital management and with the consent of the Board; (vi) estimated net asset value data of Owens as of September 30, 2018 and assumed Owens long-term growth rates that were provided to and discussed with us by Ready Capital management, and used and relied upon by us at the direction of such management and with the consent of the Board; and (vii) publicly available consensus "street estimates" of Ready Capital for calendar years 2018 through 2020, as well as assumed Ready Capital long-term growth rates provided to us by Ready Capital management, all of which information was discussed with us by such management and used and relied upon by us at the direction of such management and with the consent of the Board; and (viii) estimates regarding certain pro forma financial effects of the Merger on Ready Capital (including without limitation the cost savings and related expenses expected to result or be derived from the Merger) that were prepared by Ready Capital management, provided to and discussed with us by such management, and used and relied upon by us at the direction of such management and with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the specialty finance industry generally. We have also participated in discussions that were held by the managements of Ready Capital and Owens regarding the past and current business operations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry.

        In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon the management of Owens, with the consent of Ready Capital, as to the reasonableness and achievability of the financial and operating forecasts and projections of Owens referred to above (and the assumptions and bases therefor), and we have assumed that such forecasts and projections were reasonably prepared and represent the best currently available estimates and judgments of Owens management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. In addition, we have relied upon the management of Ready Capital as to the reasonableness and achievability of the assumed Owens long-term growth rates, the estimated net asset value data of Owens, the publicly available consensus "street estimates" of Ready Capital and the assumed Ready Capital long-term growth rates, as well as the estimates regarding certain pro forma financial effects of the Merger on Ready Capital (including, without limitation, the cost savings and related expenses expected to result or be derived from the Merger), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information was reasonably prepared and represents, or in the case of the publicly available consensus "street estimates" of Ready Capital referred to above that such estimates are consistent with, the best currently available estimates and judgments of Ready Capital management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated.

        It is understood that the portion of the foregoing financial information of Ready Capital and Owens that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information (including the publicly available consensus "street estimates" of Ready Capital referred to above) is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions) and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with the respective managements of Ready Capital and Owens and with the consent of the Board, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

        We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either Ready Capital or Owens since the date of the last financial statements of each such entity that were made available to us and that we were directed to use. We have assumed, without independent verification and with your consent, that Ready Capital and Owens have operated in conformity with the requirements for qualification as a real estate investment trust ("REIT") for federal income tax purposes since their respective formation as a REIT, and also have assumed, without independent verification and with your consent, that the Merger and related transactions will not adversely affect the REIT status of Ready Capital. We are not experts in the independent verification of the adequacy of allowances for loan losses and we have assumed, without independent verification and with your consent, that the aggregate allowances for loan losses for each of Ready Capital and Owens are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of Ready Capital or Owens, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of Ready Capital or Owens under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, we assume no responsibility or liability for their accuracy.

        We have assumed, in all respects material to our analyses, the following: (i) that the Merger and any related transactions will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft version reviewed and referred to above) with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of the Owens Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement or any of the related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger or any related transaction and that all conditions to the completion of the Merger and any related transaction will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of Ready Capital, Owens or the pro forma entity or the contemplated benefits of the Merger, including without limitation the cost savings and related expenses expected to result or be derived from the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of Ready Capital that Ready Capital has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Ready Capital, Merger Sub, Owens, the Merger and any related transaction, and the Agreement. KBW has not provided advice with respect to any such matters. We have assumed, at the direction of Ready Capital and without independent verification, that neither Parent Book Value Per Share nor Company Book Value Per Share (each capitalized term as defined in the Agreement) will decrease by greater than three percent between the Baseline Date and the Measurement Date (each capitalized term as defined in the Agreement).

        This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Merger to Ready Capital. We express no view or opinion as to any other terms or aspects of the Merger or any term or aspect of any related transaction, including without limitation, the form or structure of the Merger or any such related transaction, any aspect of the dividends required to be paid by Ready Capital and Owens prior to the Effective Time, any consequences of the Merger to Ready Capital, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, retention, consulting, voting, support, cooperation, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of Ready Capital to engage in the Merger or enter into the Agreement, (ii) the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by Ready Capital or the Board, (iii) any business, operational or other plans with respect to Owens or the pro forma entity that may be currently contemplated by Ready Capital or the Board or that may be implemented by Ready Capital or the Board subsequent to the closing of the Merger, (iv) the fairness of the amount or nature of any compensation to any of Ready Capital's officers, directors or employees, or any class of such persons, relative to any compensation to the holders of Ready Capital Common Stock or relative to the Exchange Ratio, (v) the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of Ready Capital, Owens or any other party to any transaction contemplated by the Agreement, (vi) the actual value of Ready Capital Common Stock to be issued in connection with the Merger, (vii) the prices, trading range or volume at which Ready Capital Common Stock or Owens Common Stock will trade following the public announcement of the Merger or the prices, trading range or volume at which Ready Capital Common Stock will trade following the consummation of the Merger, (viii) any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Agreement, or (ix) any legal, regulatory, accounting, tax or similar matters relating to Ready Capital, Merger Sub, Owens, any of their respective shareholders, or relating to or arising out of or as a consequence of the Merger or any related transaction, including whether or not the Merger will qualify as a tax-free reorganization for United States federal income tax purposes.

        This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. This opinion does not constitute a recommendation to the Board as to how it should vote on the Merger or to any holder of Ready Capital Common Stock or any shareholder of any other entity as to how to vote in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders', affiliates' or other agreement with respect to the Merger or exercise any dissenters' or appraisal rights that may be available to such shareholder.

        This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Merger is fair, from a financial point of view, to Ready Capital.

Very truly yours,
/s/ Keefe, Bruyette & Woods, Inc.
Keefe, Bruyette & Woods, Inc.

ANNEX C:

OPINION OF THE ORM SPECIAL COMMITTEE'S FINANCIAL ADVISOR,
BARCLAYS CAPITAL INC.

Annex C

745 Seventh Avenue New York, NY 10019 United States

November 7, 2018

Special Committee of the Board of Directors
Owens Realty Mortgage, Inc.
2221 Olympic Boulevard
Walnut Creek, CA 94595

Members of the Special Committee of the Board of Directors:

        We understand that Owens Realty Mortgage, Inc., a Maryland corporation (the "Company"), intends to enter into a transaction (the "Proposed Transaction") with Ready Capital Corporation, a Maryland corporation ("Parent"), and ReadyCap Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent ("Merger Sub"), pursuant to which, among other things, the Company will merge with and into Merger Sub, with Merger Sub being the surviving entity. We further understand that, upon the effectiveness of the Proposed Transaction, among other things, each issued and outstanding share of common stock, par value $0.01 per share, of the Company ("Company Common Stock") (other than Cancelled Shares (as defined in the Agreement (as defined below))) will be converted into the right to receive 1.441 (the "Exchange Ratio") shares of common stock, par value $0.0001, of Parent ("Parent Common Stock"). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger to be entered into by and among the Company, Parent and Merger Sub (the "Agreement"). The Agreement also provides for, among other things, immediately following the Proposed Transaction, Merger Sub to be contributed to Sutherland Partners, L.P., a Delaware limited partnership (the "Operating Partnership"), in exchange for partnership interests in the Operating Partnership. The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.

        We have been requested by the Special Committee of the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company's stockholders of the Exchange Ratio to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the consideration to be offered to the stockholders of the Company in the Proposed Transaction. Our opinion does not address the relative merits of the Proposed Transaction as compared to any other transaction or business strategy in which the Company might engage.

        In arriving at our opinion, we reviewed and analyzed: (1) a draft of the Agreement, dated as of November 7, 2018, and the specific terms of the Proposed Transaction; (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018; (3) publicly available information concerning Parent that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018; (4) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by Owens Financial Group, Inc., the manager of the Company (the "Company Manager"), (the "Company Projections");

(5) financial and operating information with respect to the business, operations and prospects of Parent furnished to us by Parent, including financial projections of Parent prepared by Waterfall Asset Management, LLC, the manager of Parent (the "Parent Manager"), (the "Parent Projections"); (6) the pro forma impact of the Proposed Transaction on the future financial performance of the combined company; (7) a trading history of Company Common Stock from November 3, 2015 to November 2, 2018 and a comparison of that trading history with those of other companies that we deemed relevant; (8) a trading history of Parent Common Stock from November 3, 2015 to November 2, 2018 and a comparison of that trading history with those of other companies that we deemed relevant; (9) a comparison of the historical financial results and present financial condition of the Company and Parent with each other and with those of other companies that we deemed relevant; (10) published estimates of independent research analysts with respect to the future financial performance and price targets of the Company and Parent; (11) the results of our efforts to solicit indications of interest from third parties with respect to a sale of the Company; and (12) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other recent transactions that we deemed relevant. In addition, we have had discussions with the Company Manager and the Parent Manager concerning Parent's business, operations, assets, liabilities, financial condition and prospects and have had discussions with the Company Manager concerning the Company's business, operations, assets, liabilities, financial condition and prospects, and have undertaken such other studies, analyses and investigations as we deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the Company Manager that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Company Projections, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company Manager as to the future financial performance of the Company. With respect to the Parent Projections, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Parent Manager as to the future financial performance of Parent. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter. We express no opinion as to the prices at which (i) shares of Company Common Stock would trade following the announcement of the Proposed Transaction or (ii) shares of Parent Common Stock would trade following the announcement or consummation of the Proposed Transaction. Our opinion should not be viewed as providing any assurance that the market value of the shares of Parent Common Stock to be held by the stockholders of the Company after the consummation of the Proposed Transaction will be in excess of the market value of the shares of Company Common Stock owned by such stockholders at any time prior to the announcement or consummation of the Proposed Transaction. We have assumed that there will be no adjustment to the Exchange Ratio as described in Section 3.1(c) of the Agreement.

        We have assumed that the executed Agreement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the

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Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.

        Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Exchange Ratio to be offered to the stockholders of the Company in the Proposed Transaction is fair to such stockholders.

        We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Proposed Transaction and will receive a fee for our services a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse a portion of our expenses and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking services for the Parent Manager in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services, including having acted or acting as arranger, bookrunnner and/or lender for the Parent Manager in connection with various financing transactions.

        Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and Parent for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

        This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Special Committee of the Board of Directors of the Company and is rendered to the Special Committee of the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

Very truly yours,
/s/ Barclays Capital Inc.
BARCLAYS CAPITAL INC.

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Exhibit 99.4

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on February 27, 2019. Online Go to www.investorvote.com/ORM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ORM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Abstain For Against Abstain ForAgainst 1. to consider and vote on a proposal (the ‘’ORM Merger Proposal’’) to approve the merger of ORM with and into ReadyCap Merger Sub, LLC, a Delaware limited liability company (‘’Merger Sub’’), with Merger Sub continuing as the surviving entity, and the other transactions contemplated by that certain Agreement and Plan of Merger (the ‘’Merger Agreement’’), dated as of November 7, 2018, among Ready Capital Corporation, a Maryland corporation, Merger Sub and ORM, as it may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice; 2. to consider and vote on a proposal to terminate that certain management agreement (the ‘’ORM Management Agreement’’) between ORM and Owens Financial Group, Inc. (the ‘’ORM Manager’’), dated as of May 20, 2013, as amended on April 1, 2018 (the ‘’ORM Management Agreement Termination Proposal’’); and 3. to consider and vote on a proposal to approve the adjournment of the ORM special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the ORM Merger Proposal and the ORM Management Agreement Termination Proposal (the ‘’ORM Adjournment Proposal’’). The proxies are authorized to vote in their discretion on any other matter that may properly come before said meeting or any postponements or adjournments thereof. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 02YYKC B Authorized Signatures — This section must be completed for your vote to be counted. — Please Date and Sign Below and Return Promptly A Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 3. Special Meeting Proxy Card

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 2019 Special Meeting of Stockholders This Proxy is Solicited by the Board of Directors for the 2019 Special Meeting of Stockholders of Owens Realty Mortgage, Inc. TO BE HELD ON FEBRUARY 28, 2019 The undersigned hereby appoints Daniel J. Worley and Bryan H. Draper, and each of them, as proxies with full power of substitution to vote all shares of the undersigned as shown below on this proxy, with all the powers the undersigned would possess if personally present, at the 2019 Special Meeting of Stockholders of Owens Realty Mortgage, Inc. to be held at the offices of Vinson & Elkins L.L.P., 555 Mission Street, Suite 2000, San Francisco, CA 94105, on February 28, 2019 at 10:00 a.m. Pacific Daylight Time, or at any postponements or adjournments thereof. This proxy is revocable and your shares will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted “FOR” the ORM Merger Proposal, “FOR” the ORM Management Agreement Termination Proposal and “FOR” the ORM Adjournment Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted and signature instructions appear on reverse side.) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. + C Non-Voting Items Proxy — OWENS REALTY MORTGAGE, INC. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ORM